UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

August 31, 2013

Columbia Emerging Markets Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Emerging Markets Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Advisory Agreement	45
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Emerging Markets Fund

Performance Overview

Performance Summary

>  Columbia Emerging Markets Fund (the Fund) Class A shares returned 0.98% excluding sales charges for the 12-month period that ended August 31, 2013.

>  The Fund outperformed the MSCI Emerging Markets Index (Net), which returned 0.54% during the same period. The MSCI EAFE Index (Net), which tracks performance in more developed foreign markets, rose 18.66% for the same 12-month period.

>  The Fund's significant overweight in information technology and good stock selection in utilities helped the Fund's results vs. the MSCI Emerging Markets Index (Net), as did selections in Russia, Mexico and the Philippines.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		0.98	1.49	11.04
Including sales charges		-4.79	0.30	10.38
Class B*	02/28/13
Excluding sales charges		0.30	0.74	10.19
Including sales charges		-4.70	0.42	10.19
Class C*	09/28/07
Excluding sales charges		0.26	0.70	10.20
Including sales charges		-0.74	0.70	10.20
Class I*	09/27/10	1.47	1.84	11.34
Class K*	02/28/13	1.23	1.66	11.19
Class R*	09/27/10	0.67	1.25	10.74
Class R4*	03/19/13	1.27	1.75	11.29
Class R5*	11/08/12	1.37	1.77	11.30
Class W*	09/27/10	1.09	1.50	11.02
Class Y*	11/08/12	1.40	1.77	11.30
Class Z	01/02/98	1.29	1.75	11.29
MSCI Emerging Markets Index (Net)		0.54	1.88	12.17
MSCI EAFE Index (Net)		18.66	1.62	7.57

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*  The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Emerging Markets Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 0.98% excluding sales charges. The MSCI Emerging Markets Index (Net), returned 0.54% for the same period. In comparison, the MSCI EAFE Index (Net), which is designed to track the performance of more developed foreign equity markets, returned 18.66% for the same 12-month period. Stock selection in Russia, Mexico and the Philippines helped support the Fund's performance relative to the MSCI Emerging Markets Index (Net), as did an overweight in information technology stocks and positioning among utilities. However, selections in health care did relatively poorly, as did an overweight in India and exposure to Taiwan that was below that of the MSCI Emerging Markets Index (Net).

Europe, China Weigh on Global Growth

Europe's lingering problems and decelerating growth in China weighed on the global economy during the 12-month period, but growth began to firm as eurozone recessions showed signs of ending and job growth and a revitalized housing market bolstered the U.S. economy. Within emerging markets, the Chinese economy continued to slow in the first half of 2013. However, we expect a steadier second half as China's large trading partners, the United States and Europe, have allowed exports to stabilize. A more severe economic slowdown has been avoided as the Chinese government took measures to boost economic recovery, including expediting numerous small infrastructure stimulus projects, kicking off tax reform by reducing the tax burden for corporations and implementing measures to bolster export trade.

Growth in India and Thailand has also been subpar in 2013. Weak demand from Europe, the United States and China has been a drag on Thailand's export business and the domestic economy has weakened. Our mid-term growth outlook for Thailand, however, is favorable and we believe its equities are attractively priced. Elsewhere in the world, growth in Brazil continued to disappoint and Mexico has come in below expectations. However, our mid-term growth outlook for Mexico is more positive, given its leverage to the U.S. economy, continued gains in cost competitiveness in the manufacturing sector vs. China and a string of important economic reforms on the agenda.

Although emerging market equities generated solid returns early in the 12-month period, they pulled back after remarks by U.S. Federal Reserve (Fed) chairman Ben Bernanke that the Fed may start tapering its bond-buying program later this year and end the program by mid 2014. (Following the close of the reporting period, the Fed announced that it will continue its bond-buying program.) Several major emerging market currencies weakened significantly. Markets such as India and Indonesia, with large current account deficits, performed particularly poorly, but even healthier economies, such as the Philippines, suffered as emerging economies fell into disfavor.

Investments in Technology, Utilities Helped Drive Results

The Fund's overweight relative to the MSCI Emerging Markets Index (Net) in information technology aided results. Seen as a growth area that would benefit from improving economies in the United States and Europe, technology was the best-performing sector in emerging markets. Technology holdings that did particularly well included internet companies NAVER of South Korea, Tencent Holdings in China and QIWI, a Russian processor of electronic payments.

Portfolio Management

Dara White, CFA

Jasmine Weili Huang, CFA, CPA (U.S. and China), CFM

Robert Cameron

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2013)
Samsung Electronics Co., Ltd. (South Korea)	4.9
Grupo Financiero Banorte SAB de CV, Class O (Mexico)	1.8
Hyundai Motor Co. (South Korea)	1.6
Sands China Ltd. (Hong Kong)	1.6
Metropolitan Bank & Trust (Philippines)	1.6
Banco Bradesco SA, ADR (Brazil)	1.4
Kasikornbank PCL, Foreign Registered Shares (Thailand)	1.4
Credicorp Ltd. (Peru)	1.4
China Overseas Land & Investment Ltd. (China)	1.3
SK Telecom Co., Ltd. (South Korea)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance (continued)

Stock-picking in Russia also helped results, led by supermarket chain Magnit. Security selection in Mexico aided returns relative to the MSCI Emerging Markets Index (Net). Mexico did well both because its manufacturing sector became more price-competitive with China and because of its close ties to the improving U.S. economy. Standouts in Mexico included Alfa, an industrial conglomerate, and banking firm Grupo Financiero Santander Mexico. The Fund's large overweight relative to the MSCI Emerging Markets Index (Net) in the Philippines also helped, with the Fund's stock selections significantly outperforming those in the MSCI Emerging Markets Index (Net). A strong contribution came from Universal Robina, a consumer staples producer, which we sold after its share price appreciated significantly. In the utilities sector, natural gas utilities ENN Energy and Towngas China benefited from China's decision to begin favoring natural gas over coal because of environmental concerns.

Health Care Investments Lagged

Although health care stocks did generally well, our selections underperformed the MSCI Emerging Markets Index (Net). One notable disappointment was Wockhardt Limited, an Indian generic drug manufacturer that ran into difficulties with the U.S. Food and Drug Administration. We sold the position. Health care stocks in Brazil also did poorly, as health care spending failed to meet expectations, leading to poor results by companies such as Fleury, an operator of diagnostic and treatment centers, and Qualicorp, a health care insurer. When emerging market trends turned negative in the final months of the period, the Fund's overweight in India hurt performance, as investors worried about that nation's large current account deficit, rising inflation and higher interest rates. Conversely, an underweight in Taiwan hurt results, as that market was seen as a relatively safer place in emerging markets.

Looking Ahead

After underperforming other markets for a prolonged period, emerging market equities were trading at significant discounts to more developed nations at the end of the period. However, the long-term trends favoring developing markets currently remain intact. Emerging markets continue to gain a larger share of global gross domestic product, and their growing middle class populations have the potential to create many good opportunities.

With these trends in mind, we reduced exposure to India and Indonesia, which we think carry larger structural economic risk, and have maintained weights below the MSCI Emerging Markets Index (Net) in other countries with what we believe are large structural risks, including South Africa, Brazil, Malaysia and some Central European markets. We have increased Fund positions in Korea and China, exporting economies positioned to benefit from improving demand from the United States and Europe, and we have maintained healthy exposure to Thailand and the Philippines, which we believe have been unfairly punished in the recent market downturn. By sector, we have reduced positions in consumer staples on valuation concerns after stellar performance over the last few years, and kept the portfolio underexposed (as of period-end) to materials and energy sectors, as heavy industrial infrastructure investments in emerging markets have slowed. We continue to find many quality companies with what we believe to be solid long-term growth prospects whose stocks are trading at attractive prices and that should have the potential to do well over time.

Country Breakdown (%) (at August 31, 2013)
Brazil	8.1
Canada	0.4
Chile	1.1
China	17.4
Hong Kong	2.7
India	6.0
Indonesia	3.9
Malaysia	1.7
Mexico	6.1
Panama	1.1
Peru	1.9
Philippines	5.0
Poland	0.6
Russian Federation	6.5
Singapore	0.3
South Africa	2.2
South Korea	16.6
Taiwan	7.3
Thailand	4.8
Turkey	2.4
United Kingdom	0.6
United States(a)	3.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

Funds which concentrate their investments in a geographic region may expose an investor to greater volatility: for example, currency fluctuations, differences in security regulation, accounting standards, foreign taxation regulations and political risks. These risks may be enhanced in emerging markets. Investments in equity securities are subject to sudden and unpredictable drops in value and periods of lackluster performance. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Emerging Markets Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at August 31, 2013)
Airlines	1.1
Auto Components	0.5
Automobiles	3.6
Beverages	2.4
Capital Markets	0.2
Chemicals	2.2
Commercial Banks	17.3
Computers & Peripherals	0.7
Construction & Engineering	0.6
Construction Materials	1.9
Diversified Financial Services	3.0
Diversified Telecommunication Services	0.5
Electric Utilities	0.7
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	3.2
Energy Equipment & Services	0.6
Food & Staples Retailing	2.1
Food Products	2.1
Gas Utilities	1.4
Health Care Providers & Services	1.4
Hotels, Restaurants & Leisure	2.5
Household Durables	1.4
Independent Power Producers & Energy Traders	1.4
Industrial Conglomerates	1.1
Insurance	0.6
Internet Software & Services	3.8
IT Services	2.3
Leisure Equipment & Products	0.4
Life Sciences Tools & Services	0.5
Machinery	1.1
Media	0.4
Metals & Mining	1.5
Multiline Retail	1.3
Oil, Gas & Consumable Fuels	7.2
Personal Products	0.4
Pharmaceuticals	0.7
Real Estate Management & Development	1.7
Semiconductors & Semiconductor Equipment	11.1
Software	1.0
Specialty Retail	1.1
Textiles, Apparel & Luxury Goods	0.9
Tobacco	0.3
Trading Companies & Distributors	1.2
Transportation Infrastructure	1.1
Water Utilities	0.5
Wireless Telecommunication Services	4.9
Money Market Funds	1.4
Total	98.2

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013
6

Columbia Emerging Markets Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	877.00		1,016.29	8.23		8.85	1.75
Class B	1,000.00	1,000.00	874.10		1,012.58	11.63		12.56	2.49
Class C	1,000.00	1,000.00	873.40		1,012.53	11.74		12.61	2.50
Class I	1,000.00	1,000.00	879.70		1,018.90	5.80		6.23	1.23
Class K	1,000.00	1,000.00	878.40		1,017.50	7.07		7.64	1.51
Class R	1,000.00	1,000.00	875.70		1,015.04	9.40		10.10	2.00
Class R4	1,000.00	1,000.00	886.80	*	1,017.40	6.45	*	7.74	1.53 *
Class R5	1,000.00	1,000.00	878.90		1,018.60	6.08		6.53	1.29
Class W	1,000.00	1,000.00	877.90		1,016.24	8.29		8.90	1.76
Class Y	1,000.00	1,000.00	879.20		1,018.50	6.17		6.63	1.31
Class Z	1,000.00	1,000.00	878.50		1,017.45	7.16		7.69	1.52

*For the period March 19, 2013 through August 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia Emerging Markets Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 93.7%

Issuer	Shares	Value ($)
Brazil 7.2%
Arezzo Industria e Comercio SA	426,300	5,955,103
Banco Bradesco SA, ADR	1,421,360	16,516,203
Cielo SA	229,660	5,563,548
Companhia de Bebidas das Americas, ADR	406,637	14,142,835
Cosan Ltd., Class A	353,796	4,733,791
Hypermarcas SA	676,900	4,590,307
Linx SA	357,100	5,754,729
Mills Estruturas e Servicos de Engenharia SA	809,000	10,019,468
Qualicorp SA(a)	613,000	4,737,618
Raia Drogasil SA	230,800	1,623,179
Ultrapar Participacoes SA	454,600	9,924,816
Vale SA	207,200	2,960,434
Total		86,522,031
Canada 0.3%
Pacific Rubiales Energy Corp.	222,578	4,211,506
Chile 1.1%
Inversiones La Construccion SA	202,505	2,539,994
SACI Falabella	1,043,559	10,326,172
Total		12,866,166
China 17.1%
Anhui Conch Cement Co., Ltd., Class H	2,877,000	9,251,545
Anton Oilfield Services Group Ltd.	6,842,000	4,346,451
Baidu, Inc., ADR(a)	29,208	3,958,560
China Communications Construction Co., Ltd., Class H	9,694,000	7,392,285
China Merchants Holdings International Co., Ltd.	1,494,000	5,025,750
China Overseas Land & Investment Ltd.	5,280,000	15,668,662
China Petroleum & Chemical Corp., Class H	16,592,000	11,947,571
China Resources Power Holdings Co., Ltd.	2,506,000	5,738,676
China Vanke Co., Ltd., Class B	2,612,914	5,233,523
CIMC Enric Holdings Ltd.	3,872,000	4,031,985
CNOOC Ltd.	6,442,000	12,737,714
ENN Energy Holdings Ltd.	2,520,000	12,486,982
GCL-Poly Energy Holdings Ltd.(a)	27,375,000	7,194,244

Common Stocks (continued)

Issuer	Shares	Value ($)
Guangdong Investment Ltd.	7,660,000	6,333,373
Haier Electronics Group Co., Ltd.	2,179,000	3,805,395
Haitong Securities Co., Ltd., Class H	1,853,200	2,671,353
Huaneng Power International, Inc., Class H	11,106,000	11,041,499
Industrial & Commercial Bank of China Ltd., Class H	23,067,000	15,083,646
Lenovo Group Ltd.	9,212,000	8,883,558
PetroChina Co., Ltd., Class H	7,502,000	8,165,279
SINA Corp.(a)	55,571	4,302,307
Tencent Holdings Ltd.	223,300	10,428,622
Termbray Petro-King Oilfield Services Ltd.(a)	4,987,000	2,641,914
Want Want China Holdings Ltd.	6,300,000	9,314,494
WuXi PharmaTech (Cayman), Inc. ADR(a)	240,012	5,760,288
Youku Tudou, Inc., ADR(a)	227,886	5,284,676
Zhuzhou CSR Times Electric Co., Ltd., Class H	2,344,000	7,360,717
Total		206,091,069
Hong Kong 2.7%
Sa Sa International Holdings Ltd.	8,342,000	8,916,367
Sands China Ltd.	3,329,200	19,079,664
Towngas China Co., Ltd.	4,539,000	4,269,540
Total		32,265,571
India 5.9%
Apollo Hospitals Enterprise Ltd.	528,957	6,921,595
Eicher Motors Ltd.	62,055	2,995,960
Havells India Ltd	354,200	3,226,313
HCL Technologies Ltd.	516,805	8,120,983
HDFC Bank Ltd., ADR	339,341	9,834,102
Hexaware Technologies Ltd.	2,043,226	3,970,524
ICICI Bank Ltd., ADR	374,818	9,752,764
Just Dial Ltd.(a)	322,124	3,307,293
Lupin Ltd.	649,869	7,838,736
Motherson Sumi Systems Ltd.	1,987,496	5,841,177
Tata Motors Ltd.	1,376,932	6,178,490
TTK Prestige Ltd.	64,864	3,275,022
Total		71,262,959
Indonesia 3.9%
PT Ace Hardware Indonesia Tbk	65,895,500	4,276,110

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
PT AKR Corporindo Tbk	13,469,000	4,887,395
PT Bank Negara Indonesia Persero Tbk	17,838,000	6,267,431
PT Bank Tabungan Pensiunan Nasional Tbk(a)	9,394,500	3,352,868
PT Gudang Garam Tbk	1,142,000	3,955,644
PT Jasa Marga Persero Tbk	9,370,000	4,663,328
PT Nippon Indosari Corpindo Tbk	8,421,000	5,079,038
PT Sumber Alfaria Trijaya Tbk	76,500,000	3,993,132
PT Telekomunikasi Tbk	30,480,000	6,122,500
PT Tower Bersama Infrastructure Tbk(a)	8,300,000	3,941,443
Total		46,538,889
Malaysia 1.6%
CIMB Group Holdings Bhd	5,082,300	11,241,484
Tenaga Nasional Bhd	3,146,200	8,356,066
Total		19,597,550
Mexico 6.0%
Alfa SAB de CV, Class A	5,225,600	12,965,245
Cemex SAB de CV, ADR(a)	1,247,299	14,019,641
Fomento Economico Mexicano SAB de CV, ADR	91,934	8,676,731
Grupo Financiero Banorte SAB de CV, Class O	3,411,600	21,006,836
Grupo Financiero Santander Mexico SAB de CV, ADR, Class B	924,837	12,614,777
Grupo Mexico SAB de CV, Class B	823,490	2,354,413
Total		71,637,643
Panama 1.1%
Copa Holdings SA, Class A	98,720	12,910,602
Peru 1.8%
Credicorp Ltd.	133,057	16,131,831
Southern Copper Corp.	208,559	5,735,372
Total		21,867,203
Philippines 4.9%
BDO Unibank, Inc.	177,439	293,395
Bloomberry Resorts Corp.(a)	15,108,500	3,646,790
GT Capital Holdings, Inc.	668,560	11,579,594
LT Group, Inc.	14,182,700	6,158,010
Metropolitan Bank & Trust	10,339,973	18,822,792
Philippine Long Distance Telephone Co.	135,060	8,644,838

Common Stocks (continued)

Issuer	Shares	Value ($)
Security Bank Corp.	2,711,030	7,134,340
Semirara Mining Corp.	513,250	2,780,256
Total		59,060,015
Poland 0.6%
Eurocash SA	473,006	7,595,492
Russian Federation 6.3%
Gazprom OAO, ADR	857,395	6,739,125
Lukoil OAO, ADR	215,005	12,428,364
Magnit OJSC, GDR(b)	152,002	8,436,111
Mail.ru Group Ltd., GDR(b)	316,603	10,337,088
MD Medical Group Investments PLC, GDR(b)	58,697	587,557
Mobile Telesystems OJSC, ADR	566,032	11,977,237
NovaTek OAO	787,647	8,537,222
QIWI PLC, ADR	140,379	4,183,294
Sberbank of Russia	4,901,665	13,136,462
Total		76,362,460
Singapore 0.3%
Hutchison Port Holdings Trust	5,305,000	3,916,936
South Africa 2.2%
AVI Ltd.	1,500,791	8,028,353
Clicks Group Ltd.	753,278	4,017,141
Discovery Ltd.	539,646	4,441,982
FirstRand Ltd.	1,686,500	4,932,457
Life Healthcare Group Holdings Ltd.	1,342,107	4,620,978
Total		26,040,911
South Korea 15.4%
Cheil Industries, Inc.	70,834	5,606,524
Duksan Hi-Metal Co., Ltd.(a)	347,739	7,519,748
Gamevil, Inc.(a)	67,679	3,383,255
Hotel Shilla Co., Ltd.	128,764	7,772,131
Hyundai Motor Co.	85,801	19,133,140
InkTec Co., Ltd.(a)	97,864	2,196,850
Kia Motors Corp.	175,594	10,564,197
LG Chem Ltd.	32,199	8,283,330
NAVER Corp.	19,085	7,676,537
NHN Entertainment Corp.(a)(c)	—	25
Samsung Electronics Co., Ltd.	46,395	56,880,755

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Samsung SDI Co., Ltd.	90,424	13,680,418
Seoul Semiconductor Co., Ltd.	134,158	4,495,622
SK Hynix, Inc.(a)	520,230	13,147,852
SK Telecom Co., Ltd.	78,026	15,538,406
Suprema, Inc.(a)	302,478	6,026,431
WeMade Entertainment Co., Ltd.(a)	75,829	3,462,365
Total		185,367,586
Taiwan 7.1%
Airtac International Group	552,210	3,627,719
CTBC Financial Holding Co., Ltd.	19,612,662	12,303,238
Delta Electronics, Inc.	819,000	3,687,154
Far EasTone Telecommunications Co., Ltd.	4,472,000	11,285,686
Giant Manufacturing Co., Ltd.	648,800	4,348,170
Giga Solar Materials Corp.	505,000	4,050,694
Hermes Microvision, Inc.	153,000	4,108,557
MediaTek, Inc.	868,000	10,594,498
Standard Foods Corp.	841,000	2,464,367
Taiwan Semiconductor Manufacturing Co., Ltd.	4,223,048	14,000,995
Tong Hsing Electronic Industries Ltd.	1,290,000	6,650,623
TPK Holding Co., Ltd.	842,000	8,883,156
Total		86,004,857
Thailand 4.7%
Advanced Information Service PCL, Foreign Registered Shares	988,800	7,339,115
Bangkok Bank PCL, Foreign Registered Shares	2,227,900	12,476,594
BEC World PCL, Foreign Registered Shares	3,045,900	5,133,339
Kasikornbank PCL, Foreign Registered Shares	3,330,000	16,364,321
PTT Global Chemical PCL, Foreign Registered Shares	5,004,300	10,671,779
Robinson Department Store PCL, Foreign Registered Shares	3,600,900	5,114,850
Total		57,099,998
Turkey 2.4%
Anadolu Hayat Emeklilik AS	1,456,673	2,601,813
Arcelik AS	2,046,812	10,195,938

Common Stocks (continued)

Issuer	Shares	Value ($)
Tofas Turk Otomobil Fabrikasi AS	1,404,014	7,202,265
Turk Traktor ve Ziraat Makineleri AS	82,725	2,171,361
Turkiye Halk Bankasi AS	972,243	6,147,547
Total		28,318,924
United Kingdom 0.6%
Lonmin PLC(a)	890,287	4,696,424
Randgold Resources Ltd.	29,451	2,320,806
Total		7,017,230
United States 0.5%
Cognizant Technology Solutions Corp., Class A(a)	83,240	6,101,492
Total Common Stocks (Cost: $1,114,618,291)		1,128,657,090

Preferred Stocks 1.7%

Brazil 0.8%
Alpargatas SA	925,300	4,754,575
Petroleo Brasileiro SA	667,900	4,686,035
Total		9,440,610
South Korea 0.9%
Samsung Electronics Co., Ltd.	13,410	11,060,455
Total Preferred Stocks (Cost: $18,507,691)		20,501,065

Exchange-Traded Funds 1.4%

Vanguard Emerging Markets ETF	321,244	12,117,324
iShares MSCI Taiwan Index Fund	338,483	4,562,751
Total Exchange-Traded Funds (Cost: $16,874,407)		16,680,075

Money Market Funds 1.4%

Columbia Short-Term Cash Fund, 0.097%(d)(e)	16,536,242	16,536,242
Total Money Market Funds (Cost: $16,536,242)		16,536,242

Total Investments (Cost: $1,166,536,631)	1,182,374,472
Other Assets & Liabilities, Net	21,538,597
Net Assets	1,203,913,069

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the value of these securities amounted to $19,360,756 or 1.61% of net assets.

(c)  Represents fractional shares.

(d)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,468,836	484,564,455	(474,497,049)	16,536,242	31,426	16,536,242

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	16,281,276	124,483,046	—	140,764,322
Consumer Staples	29,033,051	59,041,781	—	88,074,832
Energy	31,298,476	57,895,531	—	89,194,007
Financials	88,396,507	169,753,503	—	258,150,010
Health Care	10,497,906	19,968,866	—	30,466,772
Industrials	35,895,315	49,299,750	—	85,195,065
Information Technology	35,148,607	220,490,995	—	255,639,602
Materials	25,069,861	43,027,258	—	68,097,119
Telecommunication Services	11,977,237	52,871,988	—	64,849,225
Utilities	—	48,226,136	—	48,226,136
Preferred Stocks
Consumer Discretionary	4,754,575	—	—	4,754,575
Energy	4,686,035	—	—	4,686,035
Information Technology	—	11,060,455	—	11,060,455
Exchange-Traded Funds	16,680,075	—	—	16,680,075
Total Equity Securities	309,718,921	856,119,309	—	1,165,838,230
Mutual Funds
Money Market Funds	16,536,242	—	—	16,536,242
Total Mutual Funds	16,536,242	—	—	16,536,242
Total	326,255,163	856,119,309	—	1,182,374,472

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Emerging Markets Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Common Stocks ($)
Balance as of August 31, 2012	2,906,255
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Sales	—
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	(2,906,255)
Balance as of August 31, 2013	—

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Emerging Markets Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,150,000,389)	$1,165,838,230
Affiliated issuers (identified cost $16,536,242)	16,536,242
Total investments (identified cost $1,166,536,631)	1,182,374,472
Foreign currency (identified cost $6,948,094)	6,940,673
Receivable for:
Investments sold	20,077,308
Capital shares sold	2,426,640
Dividends	1,823,174
Reclaims	42,199
Prepaid expenses	15,149
Trustees' deferred compensation plan	27,623
Total assets	1,213,727,238
Liabilities
Payable for:
Investments purchased	7,456,331
Capital shares purchased	1,901,867
Investment management fees	33,650
Distribution and/or service fees	3,234
Transfer agent fees	167,168
Administration fees	2,537
Plan administration fees	112
Compensation of board members	24,048
Chief compliance officer expenses	58
Other expenses	189,184
Trustees' deferred compensation plan	27,623
Other liabilities	8,357
Total liabilities	9,814,169
Net assets applicable to outstanding capital stock	$1,203,913,069
Represented by
Paid-in capital	$1,202,079,940
Undistributed net investment income	4,297,316
Accumulated net realized loss	(18,273,957)
Unrealized appreciation (depreciation) on:
Investments	15,837,841
Foreign currency translations	(28,071)
Total — representing net assets applicable to outstanding capital stock	$1,203,913,069

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Emerging Markets Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$300,600,973
Shares outstanding	32,915,770
Net asset value per share	$9.13
Maximum offering price per share(a)	$9.69
Class B
Net assets	$8,712,980
Shares outstanding	980,144
Net asset value per share	$8.89
Class C
Net assets	$23,756,062
Shares outstanding	2,668,451
Net asset value per share	$8.90
Class I
Net assets	$184,936,690
Shares outstanding	20,078,645
Net asset value per share	$9.21
Class K
Net assets	$506,456
Shares outstanding	55,239
Net asset value per share	$9.17
Class R
Net assets	$5,862,749
Shares outstanding	644,625
Net asset value per share	$9.09
Class R4
Net assets	$37,377
Shares outstanding	4,043
Net asset value per share	$9.24
Class R5
Net assets	$1,381,156
Shares outstanding	149,740
Net asset value per share	$9.22
Class W
Net assets	$31,425,780
Shares outstanding	3,443,211
Net asset value per share	$9.13
Class Y
Net assets	$464,895
Shares outstanding	50,296
Net asset value per share	$9.24
Class Z
Net assets	$646,227,951
Shares outstanding	70,385,677
Net asset value per share	$9.18

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Emerging Markets Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$22,376,270
Dividends — affiliated issuers	31,426
Income from securities lending — net	42,054
Foreign taxes withheld	(2,406,216)
Total income	20,043,534
Expenses:
Investment management fees	8,951,551
Distribution and/or service fees
Class A	405,085
Class B(a)	53,722
Class C	137,266
Class R	16,252
Class W	80,442
Transfer agent fees
Class A	446,288
Class B(a)	14,703
Class C	38,158
Class K(a)	129
Class R	9,000
Class R4(b)	29
Class R5(c)	424
Class W	94,071
Class Z	1,018,326
Administration fees	631,189
Plan administration fees
Class K(a)	647
Compensation of board members	30,723
Custodian fees	450,809
Printing and postage fees	245,022
Registration fees	115,672
Professional fees	85,152
Chief compliance officer expenses	450
Other	94,108
Total expenses	12,919,218
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(531,115)
Expense reductions	(3,600)
Total net expenses	12,384,503
Net investment income	7,659,031
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(4,567,528)
Foreign currency translations	(2,231,491)
Net realized loss	(6,799,019)
Net change in unrealized appreciation (depreciation) on:
Investments	(94,693,687)
Foreign currency translations	(19,088)
Foreign capital gains tax	2,002,125
Net change in unrealized appreciation (depreciation)	(92,710,650)
Net realized and unrealized loss	(99,509,669)
Net decrease in net assets from operations	$(91,850,638)

(a) Class B shares and Class K shares are for the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(c) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Emerging Markets Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$7,659,031	$3,367,642	$3,450,760
Net realized gain (loss)	(6,799,019)	(10,607,643)	19,330,314
Net change in unrealized appreciation (depreciation)	(92,710,650)	(16,444,132)	(65,783,832)
Net decrease in net assets resulting from operations	(91,850,638)	(23,684,133)	(43,002,758)
Distributions to shareholders
Net investment income
Class A	(52,693)	—	—
Class C	(4,710)	—	—
Class I	(1,395,035)	—	—
Class R	(1,660)	—	—
Class R5	(15)	—	—
Class W	(147,818)	—	—
Class Y	(16)	—	—
Class Z	(1,091,744)	—	—
Net realized gains
Class A	—	(512,127)	(592,509)
Class C	—	(127,996)	(98,528)
Class I	—	(10,754,774)	(4,482,137)
Class R	—	(22,097)	(121)
Class W	—	(1,438,404)	(2,457,505)
Class Z	—	(8,210,326)	(15,459,948)
Total distributions to shareholders	(2,693,691)	(21,065,724)	(23,090,748)
Increase (decrease) in net assets from capital stock activity	838,326,071	37,390,292	37,201,115
Total increase (decrease) in net assets	743,781,742	(7,359,565)	(28,892,391)
Net assets at beginning of year	460,131,327	467,490,892	496,383,283
Net assets at end of year	$1,203,913,069	$460,131,327	$467,490,892
Undistributed (excess of distributions over) net investment income	$4,297,316	$2,472,104	$(897,513)

(a) Class R5 shares and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Emerging Markets Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)(b)(c)		Year Ended August 31, 2012(d)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(e)	2,636,881	26,583,598	162,311	1,508,117	555,663	5,446,196
Fund merger	32,834,274	343,952,533	—	—	—	—
Distributions reinvested	4,600	47,103	53,170	458,327	44,090	458,094
Redemptions	(3,791,329)	(37,797,872)	(209,407)	(1,946,160)	(453,183)	(4,533,244)
Net increase	31,684,426	332,785,362	6,074	20,284	146,570	1,371,046
Class B shares
Subscriptions	23,449	233,508	—	—	—	—
Fund merger	1,298,485	13,280,157	—	—	—	—
Redemptions(e)	(341,790)	(3,267,161)	—	—	—	—
Net increase	980,144	10,246,504	—	—	—	—
Class C shares
Subscriptions	474,898	4,689,298	66,130	597,104	196,797	1,842,538
Fund merger	2,350,220	24,070,065	—	—	—	—
Distributions reinvested	434	4,355	13,992	118,375	7,347	75,603
Redemptions	(474,174)	(4,602,908)	(55,595)	(489,620)	(95,911)	(934,131)
Net increase	2,351,378	24,160,810	24,527	225,859	108,233	984,010
Class I shares
Subscriptions	535,621	5,294,155	4,799,454	47,189,400	17,888,097	179,326,082
Fund merger	1,255	13,231	—	—	—	—
Distributions reinvested	135,571	1,395,022	1,241,880	10,754,682	430,963	4,482,016
Redemptions	(6,842,882)	(67,045,926)	(1,156,924)	(10,483,515)	(6,063,738)	(63,290,156)
Net increase (decrease)	(6,170,435)	(60,343,518)	4,884,410	47,460,567	12,255,322	120,517,942
Class K shares
Subscriptions	267	2,768	—	—	—	—
Fund merger	56,204	589,942	—	—	—	—
Redemptions	(1,232)	(12,270)	—	—	—	—
Net increase	55,239	580,440	—	—	—	—
Class R shares
Subscriptions	180,415	1,796,815	4,178	38,451	54,120	491,245
Fund merger	604,088	6,305,185	—	—	—	—
Distributions reinvested	162	1,653	2,559	22,006	—	—
Redemptions	(194,289)	(1,947,977)	(3,907)	(35,413)	(2,915)	(28,812)
Net increase	590,376	6,155,676	2,830	25,044	51,205	462,433
Class R4 shares
Subscriptions	4,043	41,531	—	—	—	—
Net increase	4,043	41,531	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Emerging Markets Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)(b)(c)		Year Ended August 31, 2012(d)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	157,427	1,641,613	—	—	—	—
Fund merger	7,415	78,238	—	—	—	—
Redemptions	(15,102)	(150,186)	—	—	—	—
Net increase	149,740	1,569,665	—	—	—	—
Class W shares
Subscriptions	1,198,209	11,876,193	592,737	5,381,728	2,191,717	22,357,223
Fund merger	2,037	21,335	—	—	—	—
Distributions reinvested	14,449	147,809	166,858	1,438,313	236,514	2,457,384
Redemptions	(1,239,286)	(12,558,608)	(377,133)	(3,465,882)	(3,750,857)	(36,168,400)
Net increase (decrease)	(24,591)	(513,271)	382,462	3,354,159	(1,322,626)	(11,353,793)
Class Y shares
Subscriptions	77,955	746,157	—	—	—	—
Redemptions	(27,659)	(268,119)	—	—	—	—
Net increase	50,296	478,038	—	—	—	—
Class Z shares
Subscriptions	60,811,078	617,216,504	941,857	8,507,338	3,480,320	34,454,928
Fund merger	294,617	3,095,702	—	—	—	—
Distributions reinvested	64,663	664,735	635,329	5,495,596	889,517	9,250,974
Redemptions	(9,939,321)	(97,812,107)	(3,000,548)	(27,698,555)	(12,230,897)	(118,486,425)
Net increase (decrease)	51,231,037	523,164,834	(1,423,362)	(13,695,621)	(7,861,060)	(74,780,523)
Total net increase	80,901,653	838,326,071	3,876,941	37,390,292	3,377,644	37,201,115

(a) Class B and Class K shares are for the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(c) Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(d) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(e) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Emerging Markets Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.08		$10.01		$11.48		$11.27		$6.42		$14.96
Income from investment operations:
Net investment income (loss)	0.14		0.05		0.05		0.01		(0.01)		0.07
Net realized and unrealized gain (loss)	(0.05)		(0.55)		(0.95)		1.75		5.00		(6.36)
Total from investment operations	0.09		(0.50)		(0.90)		1.76		4.99		(6.29)
Less distributions to shareholders:
Net investment income	(0.04)		—		—		(0.09)		(0.14)		—
Net realized gains	—		(0.43)		(0.57)		(1.46)		—		(2.26)
Total distributions to shareholders	(0.04)		(0.43)		(0.57)		(1.55)		(0.14)		(2.26)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(b)	0.01
Net asset value, end of period	$9.13		$9.08		$10.01		$11.48		$11.27		$6.42
Total return	0.98%		(4.80%)		(8.06%)		16.74%		78.17%		(49.44%)
Ratios to average net assets(c)(d)
Total gross expenses	1.76%		2.08	%(e)	2.08	%(f)	1.96	%(f)	1.77	%(f)	2.14	%(g)
Total net expenses(h)	1.75	%(i)	1.92	%(e)(i)	1.87	%(f)(i)	1.65	%(f)(i)	1.74	%(f)(i)	1.96	%(g)(i)
Net investment income (loss)	1.42%		1.41	%(e)	0.54%		0.07%		(0.12%)		0.71%
Supplemental data
Net assets, end of period (in thousands)	$300,601		$11,177		$12,260		$12,388		$6,362		$917
Portfolio turnover	81%		35%		117%		78%		74%		82%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01% for the year ended March 31, 2009.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Emerging Markets Fund

Financial Highlights (continued)

Class B	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.17
Income from investment operations:
Net investment income	0.04
Net realized and unrealized loss	(1.32)
Total from investment operations	(1.28)
Net asset value, end of period	$8.89
Total return	(12.59%)
Ratios to average net assets(b)
Total gross expenses	2.49	%(c)
Total net expenses(d)	2.49	%(c)(e)
Net investment income	0.81	%(c)
Supplemental data
Net assets, end of period (in thousands)	$8,713
Portfolio turnover	81%

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$8.89		$9.84		$11.39		$11.21		$6.36		$14.94
Income from investment operations:
Net investment income (loss)	0.05		0.02		(0.03)		(0.07)		(0.09)		0.00	(b)
Net realized and unrealized gain (loss)	(0.03)		(0.54)		(0.95)		1.73		4.97		(6.33)
Total from investment operations	0.02		(0.52)		(0.98)		1.66		4.88		(6.33)
Less distributions to shareholders:
Net investment income	(0.01)		—		—		(0.02)		(0.03)		—
Net realized gains	—		(0.43)		(0.57)		(1.46)		—		(2.26)
Total distributions to shareholders	(0.01)		(0.43)		(0.57)		(1.48)		(0.03)		(2.26)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(b)	0.01
Net asset value, end of period	$8.90		$8.89		$9.84		$11.39		$11.21		$6.36
Total return	0.26%		(5.09%)		(8.86%)		15.92%		76.73%		(49.82%)
Ratios to average net assets(c)(d)
Total gross expenses	2.53%		2.83	%(e)	2.83	%(f)	2.71	%(f)	2.52	%(f)	2.89	%(g)
Total net expenses(h)	2.50	%(i)	2.67	%(e)(i)	2.62	%(f)(i)	2.40	%(f)(i)	2.49	%(f)(i)	2.71	%(g)(i)
Net investment income (loss)	0.49%		0.65	%(e)	(0.27%)		(0.62%)		(0.86%)		(0.01%)
Supplemental data
Net assets, end of period (in thousands)	$23,756		$2,820		$2,879		$2,100		$1,540		$242
Portfolio turnover	81%		35%		117%		78%		74%		82%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01% for the year ended March 31, 2009.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,			Year Ended March 31,
Class I	2013	2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.13	$10.04		$11.48		$11.71
Income from investment operations:
Net investment income (loss)	0.08	0.07		0.06		(0.01)
Net realized and unrealized gain (loss)	0.06 (c)	(0.55)		(0.93)		0.88
Total from investment operations	0.14	(0.48)		(0.87)		0.87
Less distributions to shareholders:
Net investment income	(0.06)	—		—		(0.10)
Net realized gains	—	(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.06)	(0.43)		(0.57)		(1.10)
Net asset value, end of period	$9.21	$9.13		$10.04		$11.48
Total return	1.47%	(4.58%)		(7.79%)		7.75%
Ratios to average net assets(d)(e)
Total gross expenses	1.37%	1.53	%(f)	1.56	%(g)	1.59	%(f)(g)
Total net expenses(h)	1.29%	1.48	%(f)	1.51	%(g)	1.33	%(f)(g)
Net investment income (loss)	0.75%	1.86	%(f)	0.65%		(0.09	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$184,937	$239,618		$214,524		$104,595
Portfolio turnover	81%	35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Emerging Markets Fund

Financial Highlights (continued)

Class K	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.44
Income from investment operations:
Net investment income	0.11
Net realized and unrealized loss	(1.38)
Total from investment operations	(1.27)
Net asset value, end of period	$9.17
Total return	(12.16%)
Ratios to average net assets(b)
Total gross expenses	1.51	%(c)
Total net expenses(d)	1.51	%(c)
Net investment income	2.21	%(c)
Supplemental data
Net assets, end of period (in thousands)	$506
Portfolio turnover	81%

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class R	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.06		$9.99		$11.49		$11.70
Income from investment operations:
Net investment income (loss)	0.11		0.04		(0.06)		(0.06)
Net realized and unrealized gain (loss)	(0.05)		(0.54)		(0.87)		0.91
Total from investment operations	0.06		(0.50)		(0.93)		0.85
Less distributions to shareholders:
Net investment income	(0.03)		—		—		(0.06)
Net realized gains	—		(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.03)		(0.43)		(0.57)		(1.06)
Net asset value, end of period	$9.09		$9.06		$9.99		$11.49
Total return	0.67%		(4.81%)		(8.32%)		7.50%
Ratios to average net assets(c)(d)
Total gross expenses	2.02%		2.33	%(e)	2.37	%(f)	2.21	%(e)(f)
Total net expenses(g)	2.00	%(h)	2.17	%(e)(h)	2.20	%(f)(h)	1.91	%(e)(f)(h)
Net investment income (loss)	1.09%		1.15	%(e)	(0.58%)		(0.97	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$5,863		$491		$514		$2
Portfolio turnover	81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Emerging Markets Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.42
Income from investment operations:
Net investment income	0.06
Net realized and unrealized loss	(1.24)
Total from investment operations	(1.18)
Net asset value, end of period	$9.24
Total return	(11.32%)
Ratios to average net assets(b)
Total gross expenses	1.54	%(c)
Total net expenses(d)	1.53	%(c)(e)
Net investment income	1.31	%(c)
Supplemental data
Net assets, end of period (in thousands)	$37
Portfolio turnover	81%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Emerging Markets Fund

Financial Highlights (continued)

Class R5	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.72
Income from investment operations:
Net investment income	0.13
Net realized and unrealized loss	(0.57)
Total from investment operations	(0.44)
Less distributions to shareholders:
Net investment income	(0.06)
Total distributions to shareholders	(0.06)
Net asset value, end of period	$9.22
Total return	(4.60%)
Ratios to average net assets(b)
Total gross expenses	1.32	%(c)
Total net expenses(d)	1.29	%(c)
Net investment income	1.65	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,381
Portfolio turnover	81%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class W	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.07		$10.00		$11.48		$11.70
Income from investment operations:
Net investment income (loss)	0.02		0.05		0.07		(0.02)
Net realized and unrealized gain (loss)	0.08	(c)	(0.55)		(0.98)		0.88
Total from investment operations	0.10		(0.50)		(0.91)		0.86
Less distributions to shareholders:
Net investment income	(0.04)		—		—		(0.08)
Net realized gains	—		(0.43)		(0.57)		(1.00)
Total distributions to shareholders	(0.04)		(0.43)		(0.57)		(1.08)
Net asset value, end of period	$9.13		$9.07		$10.00		$11.48
Total return	1.09%		(4.81%)		(8.15%)		7.61%
Ratios to average net assets(d)(e)
Total gross expenses	1.91%		2.09	%(f)	2.09	%(g)	1.95	%(f)(g)
Total net expenses(h)	1.77	%(i)	1.92	%(f)(i)	1.85	%(g)(i)	1.65	%(f)(g)(i)
Net investment income (loss)	0.25%		1.41	%(f)	0.73%		(0.41	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$31,426		$31,470		$30,863		$50,623
Portfolio turnover	81%		35%		117%		78%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Emerging Markets Fund

Financial Highlights (continued)

Class Y	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.74
Income from investment operations:
Net investment income	0.09
Net realized and unrealized loss	(0.53)
Total from investment operations	(0.44)
Less distributions to shareholders:
Net investment income	(0.06)
Total distributions to shareholders	(0.06)
Net asset value, end of period	$9.24
Total return	(4.57%)
Ratios to average net assets(b)
Total gross expenses	1.31	%(c)
Total net expenses(d)	1.31	%(c)
Net investment income	1.16	%(c)
Supplemental data
Net assets, end of period (in thousands)	$465
Portfolio turnover	81%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Emerging Markets Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.11		$10.03		$11.49		$11.26		$6.42		$14.94
Income from investment operations:
Net investment income	0.09		0.06		0.09		0.06		0.05		0.11
Net realized and unrealized gain (loss)	0.03	(b)	(0.55)		(0.98)		1.74		4.97		(6.38)
Total from investment operations	0.12		(0.49)		(0.89)		1.80		5.02		(6.27)
Less distributions to shareholders:
Net investment income	(0.05)		—		—		(0.11)		(0.18)		—
Net realized gains	—		(0.43)		(0.57)		(1.46)		—		(2.26)
Total distributions to shareholders	(0.05)		(0.43)		(0.57)		(1.57)		(0.18)		(2.26)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(c)	0.01
Net asset value, end of period	$9.18		$9.11		$10.03		$11.49		$11.26		$6.42
Total return	1.29%		(4.69%)		(7.96%)		17.16%		78.84%		(49.37%)
Ratios to average net assets(d)(e)
Total gross expenses	1.60%		1.83	%(f)	1.83	%(g)	1.71	%(g)	1.52	%(g)	1.89	%(h)
Total net expenses(i)	1.52	%(j)	1.67	%(f)(j)	1.61	%(g)(j)	1.40	%(g)(j)	1.49	%(g)(j)	1.71	%(h)(j)
Net investment income	0.94%		1.65	%(f)	0.87%		0.52%		0.47%		1.01%
Supplemental data
Net assets, end of period (in thousands)	$646,228		$174,554		$206,451		$326,675		$396,849		$237,412
Portfolio turnover	81%		35%		117%		78%		74%		82%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01% for the year ended March 31, 2009.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia Emerging Markets Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares commenced operations on February 28, 2013.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges and are closed to new investors. Class K shares commenced operations on February 28, 2013.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the

Annual Report 2013
32

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2013

mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains

(losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net

Annual Report 2013
33

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2013

investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Effective June 21, 2013, distributions from net investment income, if any, are declared and paid annually. Prior to June 21, 2013, distribution from net investment income, if any, were declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 16, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.66% as the Fund's net assets increase. Prior to March 16, 2013, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 1.27% to 0.66% as the Fund's net assets increased. The effective investment management fee rate for the year ended August 31, 2013 was 1.11% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Annual Report 2013
34

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2013

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.28%
Class B	0.27	*
Class C	0.28
Class K	0.05	*
Class R	0.28
Class R4	0.28	*
Class R5	0.05	*
Class W	0.29
Class Z	0.28

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended

August 31, 2013, these minimum account balance fees reduced total expenses by $3,600.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $256,977 for Class A, $1,477 for Class B and $252 for Class C shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating

Annual Report 2013
35

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2013

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 16, 2013 through December 31, 2014	Prior to March 16, 2013
Class A	1.78%	1.79%
Class B	2.53	2.54
Class C	2.53	2.54
Class I	1.33	1.34
Class K	1.63	1.64
Class R	2.03	2.04
Class R4	1.53	—
Class R5	1.38	1.39
Class W	1.78	1.79
Class Y	1.33	1.34
Class Z	1.53	1.54

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 10) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the

Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,389,990)
Accumulated net realized loss	1,963,875
Paid-in capital	(573,885)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2013	2012
Ordinary income	$2,693,691	$199,759
Long-term capital gains	—	20,865,965
Total	$2,693,691	$21,065,724

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,319,952
Unrealized appreciation	13,748,778

At August 31, 2013, the cost of investments for federal income tax purposes was $1,168,625,694 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$89,160,400
Unrealized depreciation	(75,411,622)
Net unrealized appreciation	$13,748,778

For the year ended August 31, 2013, $11,367,014 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2013, the Fund will elect to treat post-October capital losses of $16,184,894 as arising on September 1, 2013

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years

Annual Report 2013
36

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2013

remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,029,108,436 and $634,235,589, respectively, for the year ended August 31, 2013.

Transactions to realign the Fund's portfolio following the merger as described in Note 10 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $113,951,869 and $68,570,928, respectively.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2013, one unaffiliated shareholder account owned 46.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 15.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 10. Fund Merger

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Emerging Markets Opportunity Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $608,114,120 and the combined net assets immediately after the acquisition were $999,520,508.

The merger was accomplished by a tax-free exchange of 49,244,644 shares of the acquired fund valued at

Annual Report 2013
37

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2013

$391,406,388 (including $26,662,659 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	32,834,274
Class B	1,298,485
Class C	2,350,220
Class I	1,255
Class K	56,204
Class R	604,088
Class R5	7,415
Class W	2,037
Class Z	294,617

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2012 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended August 31, 2013 would have been approximately $6.4 million, $49.3 million, $(103.1) million and $(47.4) million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Annual Report 2013
38

Columbia Emerging Markets Fund

Notes to Financial Statements (continued)

August 31, 2013

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
39

Columbia Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

Annual Report 2013
40

Columbia Emerging Markets Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	7.13%
Dividends Received Deduction	0.09%
Foreign Taxes Paid	$2,403,925
Foreign Source Income	$22,320,647

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013
41

Columbia Emerging Markets Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
42

Columbia Emerging Markets Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
43

Columbia Emerging Markets Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
44

Columbia Emerging Markets Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Emerging Markets Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
45

Columbia Emerging Markets Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the sixteenth, twenty-third and thirty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2013
46

Columbia Emerging Markets Fund

Board Consideration and Approval of
Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that

Annual Report 2013
47

Columbia Emerging Markets Fund

Board Consideration and Approval of
Advisory Agreement (continued)

are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
48

Columbia Emerging Markets Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
49

Columbia Emerging Markets Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN142_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Global Dividend Opportunity Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Global Dividend Opportunity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Advisory Agreement	43
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Global Dividend Opportunity Fund

Performance Overview

Performance Summary

>  Columbia Global Dividend Opportunity Fund (the Fund) Class A shares returned 12.48% excluding sales charges for the 12-month period that ended August 31, 2013.

>  The Fund underperformed its benchmark, the MSCI All Country World Index (Net), which returned 15.48% for the same 12-month period.

>  While generating solid absolute gains, the Fund's relative results were hurt by its emphasis on high dividend-yielding stocks, which were seen as most vulnerable to both the anticipation and actuality of rapidly rising interest rates.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		12.48	4.37	6.95
Including sales charges		5.99	3.14	6.32
Class B	11/01/02
Excluding sales charges		11.61	3.58	6.16
Including sales charges		6.61	3.23	6.16
Class C *	10/13/03
Excluding sales charges		11.66	3.58	6.16
Including sales charges		10.66	3.58	6.16
Class I *	09/27/10	12.98	4.74	7.28
Class R *	09/27/10	12.25	4.11	6.69
Class R4 *	03/19/13	12.75	4.63	7.22
Class W *	09/27/10	12.48	4.41	7.03
Class Y *	07/15/09	12.93	4.76	7.29
Class Z	11/09/00	12.76	4.63	7.22
MSCI All Country World Index (Net)		15.48	3.82	7.38

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*  The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Global Dividend Opportunity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares gained 12.48% excluding sales charges. The Fund underperformed its benchmark, the MSCI All Country World Index (Net), which returned 15.48% for the same time period. While generating solid absolute gains, the Fund's relative results were hurt by its emphasis on high dividend-yielding stocks, which were seen as most vulnerable to both the anticipation and actuality of rapidly rising interest rates.

Global Equity Markets Seesawed Way to New Highs

Global equity markets weathered multiple headwinds through the 12-month period ended August 31, 2013 but seesawed their way to repeated new highs. Challenges included sluggish domestic and international economic growth; uncertainty over the fiscal cliff of tax increases and spending cuts in the U.S., natural disasters such as Hurricane Sandy, a banking crisis in Cyprus, and worsening geopolitical tensions in Egypt and Syria. Balancing these challenges were strong commitments to low interest rates and accommodative monetary policy from central banks in the U.S., Europe and Japan, positive U.S. economic releases, especially regarding the U.S. housing market, and some degree of improved consumer confidence. The European Central Bank's commitment to the euro and its Outright Monetary Transactions program to buy unlimited amounts of short-term government bonds; the Bank of Japan's increase of its asset purchase program and the election of new Prime Minister Shinzo Abe in Japan; and the U.S. Federal Reserve's (Fed) extension of quantitative easing supported the global equity markets' rally most — although the latter roiled U.S. equity markets late in the annual period on concerns the program of asset purchases would be "tapered" later in 2013, driving interest rates higher. (Following the close of the reporting period, The Fed announced that it will continue its bond-buying program.)

In short, the frequent juxtaposition of positive and negative drivers produced volatile markets for global equities. For the annual period overall, the U.S., Japanese and European equity markets achieved robust double-digit gains. Emerging market equities lagged, pressured by currency fluctuations, geopolitical tensions and heightened investor risk aversion.

Consumer Discretionary Stock Selection Hampered Results Most

The Fund's results were hurt most by industry and stock selection in the consumer discretionary sector. Having an underweighted allocation in the media industry and a lack of exposure to the auto components industry, each of which performed strongly, hurt. Individual disappointments included Canadian loyalty management services provider Aimia and Hong Kong-based local television program producer Television Broadcasts. On the positive side, positions in several automobile manufacturers added value.

Industry and stock selection in the health care sector detracted from the Fund's results. The Fund had no exposure to the biotechnology industry and only a modest allocation to the health care providers industry during the period. Each of these segments significantly outpaced the benchmark during the period, however we had found it challenging to find companies with the valuation and dividend characteristics that met the Fund's investment criteria. Further, within the pharmaceuticals industry, those companies that featured the highest yielding

Portfolio Management

Paul Stocking

Steven Schroll

Dean Ramos, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2013)
JPMorgan Chase & Co. (United States)	3.2
Wells Fargo & Co. (United States)	2.1
Pfizer, Inc. (United States)	2.1
General Electric Co. (United States)	1.7
HSBC Holdings PLC, ADR (United Kingdom)	1.7
LyondellBasell Industries NV, Class A (United States)	1.6
Johnson & Johnson (United States)	1.6
Apple, Inc. (United States)	1.5
Cisco Systems, Inc. (United States)	1.3
PepsiCo, Inc. (United States)	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

stocks, such as Eli Lilly, Merck and Sanofi where the Fund was invested, were weak relative to their peers on concerns about rising interest rates.

Stock selection in, and overweight allocations to, utilities and telecommunication services, each of which lagged the benchmark, detracted from Fund results. Performance by Czech utility CEZ and German utility E.ON fell short of expectations. In telecommunication services, a position in Telefonica Czech Republic disappointed.

From a country perspective, overweight allocations to the Czech Republic, Turkey and the U.K. detracted. Shifts in the Fund's U.S. positioning also detracted from performance. These shifts were a result of our continued transition to the Fund's global investment mandate, which began implementation in the previous fiscal year.

Materials and Information Technology Positioning Buoyed Fund Results

Industry and stock selection in materials added value, with an underweight to metals and mining and an overweight to chemicals proving most beneficial. In the chemicals industry, positions in LyondellBasell Industries, Dow Chemical and Nitto Denko were notably strong performers.

Stock selection in information technology was effective. Having an underweight position in the computers and peripherals industry — in Apple, particularly — helped, as weakness was seen in both. Having overweight positions in the stronger communications equipment industry boosted results, with notable contributions from Cisco Systems and Telefonaktiebolaget LM Ericsson.

While stock selection in financials also proved effective, especially an emphasis on banking and insurance firms and a de-emphasis on real estate investment trusts, this was offset by an underweight position in the strongly performing sector.

Our team's hedging strategies within some of the Fund's international currency exposures, including both the Japanese yen and the British pound, provided an offset to currency weakness in Japan and the United Kingdom and contributed positively to the Fund's results.

From a country perspective, having underweighted exposure to several emerging equity markets — most notably Brazil, South Korea, South Africa, India and Mexico, which lagged the benchmark, buoyed the Fund's relative results.

Various Factors Drove Country and Sector Weighting Changes

As part of the ongoing process to implement the global nature of the Fund's investment mandate, we reduced the Fund's U.S. equity market exposure and increased the Fund's international exposure, including allocations to developed and developing markets in Europe, Latin America and Asia.

Based on fundamental, bottom-up stock selection, the Fund's allocations to the energy, utilities and information technology sectors decreased, and its exposure to the industrials, financials and materials sectors increased.

Country Breakdown (%) (at August 31, 2013)
Australia	1.8
Brazil	0.2
Canada	5.6
Chile	0.6
China	0.5
France	3.5
Germany	3.0
Greece	0.3
Hong Kong	0.3
Indonesia	0.5
Israel	0.6
Italy	0.7
Japan	8.2
Malaysia	0.6
Netherlands	1.8
Norway	1.2
Peru	0.4
Poland	1.1
Singapore	0.6
Spain	0.9
Sweden	1.1
Switzerland	2.7
Taiwan	1.2
Thailand	0.3
Turkey	1.3
United Kingdom	8.3
United States(a)	52.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time and issuers may reduce dividends paid on securities in the event of a recession or adverse event affecting a specific industry or issuer. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Global Dividend Opportunity Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Our current view ahead for the global economy is one of modest expansion. Europe reported 0.3% Gross Domestic Product growth for the second quarter of 2013, ending six consecutive quarters of economic contraction. U.S. economic growth remains positive — but not accelerating — at present. In our view, the biggest uncertainty on this front is China, which we believe is sending mixed signals. Without concern of overheating global economic growth, we do not currently anticipate a rapid rise in interest rates going forward, but rather a more gradual increase. That said, the heightened sensitivity to interest rates pervading investor sentiment of late may mean some greater volatility in the equity markets going forward.

Importantly, we do not believe high-yielding dividend-paying equities necessarily underperform in a rising interest rate environment. Indeed, rising interest rates and advancing equity markets are not always mutually exclusive, especially when there is improving economic growth and when interest rates are still historically low. While some investors make the assumption high-yielding dividend-paying stocks have to underperform and thus sell them, creating an emotion-driven correction, we believe improved broad investor sentiment and increased flows into equities could be catalysts for the global equity markets in the months ahead. We further believe a disciplined focus on business fundamentals should ultimately reward investors maintaining a long-term perspective.

Going forward, we believe the Fund is positioned well in companies whose fundamentals are capable of weathering a gradually rising interest rate environment, and we intend to continue to use dividend yield as an important component in our stock selection process.

Summary of Investments in Securities by Industry (%) (at August 31, 2013)
Industry	Percentage of Net Assets (%)
Aerospace & Defense	2.8
Automobiles	2.9
Beverages	1.9
Capital Markets	0.7
Chemicals	3.2
Commercial Banks	9.7
Commercial Services & Supplies	0.8
Communications Equipment	2.0
Computers & Peripherals	1.4
Construction & Engineering	0.9
Diversified Financial Services	4.3
Diversified Telecommunication Services	5.7
Electric Utilities	1.3
Electrical Equipment	0.0	(a)
Energy Equipment & Services	1.2
Food & Staples Retailing	1.7
Food Products	3.1
Health Care Providers & Services	0.8
Hotels, Restaurants & Leisure	1.7
Household Durables	0.4
Household Products	0.6
Industrial Conglomerates	3.0
Insurance	4.1
Machinery	1.1
Media	2.0
Metals & Mining	1.0
Multiline Retail	0.7
Multi-Utilities	4.0
Office Electronics	0.1
Oil, Gas & Consumable Fuels	6.7
Paper & Forest Products	1.0
Personal Products	0.2
Pharmaceuticals	9.7
Real Estate Investment Trusts (REITs)	0.0	(a)
Semiconductors & Semiconductor Equipment	3.3
Software	2.3
Specialty Retail	0.5
Tobacco	3.7
Trading Companies & Distributors	1.6
Transportation Infrastructure	0.3
Wireless Telecommunication Services	2.6
Money Market Funds	4.0
Total	99.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013
6

Columbia Global Dividend Opportunity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.60		1,018.60	6.62		6.53	1.29
Class B	1,000.00	1,000.00	1,041.10		1,014.84	10.44		10.30	2.04
Class C	1,000.00	1,000.00	1,041.10		1,014.84	10.44		10.30	2.04
Class I	1,000.00	1,000.00	1,047.90		1,020.91	4.26		4.20	0.83
Class R	1,000.00	1,000.00	1,044.40		1,017.35	7.89		7.79	1.54
Class R4	1,000.00	1,000.00	1,030.20	*	1,019.85	4.71	*	5.27	1.04 *
Class W	1,000.00	1,000.00	1,045.10		1,018.60	6.61		6.53	1.29
Class Y	1,000.00	1,000.00	1,047.80		1,020.96	4.21		4.15	0.82
Class Z	1,000.00	1,000.00	1,046.80		1,019.85	5.34		5.27	1.04

*For the period March 19, 2013 through August 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia Global Dividend Opportunity Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 94.8%

Issuer	Shares	Value ($)
Australia 1.7%
AMP Ltd.	870,438	3,651,422
Australia and New Zealand Banking Group Ltd.	211,574	5,554,669
BHP Billiton Ltd.	172,440	5,453,198
Total		14,659,289
Brazil 0.2%
Natura Cosmeticos SA	91,327	1,714,809
Canada 5.5%
Aimia, Inc.	439,900	6,690,590
BCE, Inc.	108,639	4,449,853
Enbridge, Inc.	205,591	8,418,951
Sun Life Financial, Inc.	247,421	7,529,021
Suncor Energy, Inc.	291,063	9,858,304
TELUS Corp.	74,494	2,285,812
Toronto-Dominion Bank (The)	86,778	7,421,255
Total		46,653,786
Chile 0.6%
Banco de Chile, ADR	57,939	4,791,555
China 0.5%
China Mobile Ltd., ADR	75,753	4,088,389
France 3.4%
Bouygues SA	67,602	2,114,378
Danone SA	69,192	5,152,158
GDF Suez	206,926	4,485,133
Sanofi	49,442	4,749,929
Veolia Environnement SA	284,573	4,383,514
Vivendi SA	392,905	7,968,396
Total		28,853,508
Germany 3.0%
Allianz SE, Registered Shares	56,415	8,082,400
Daimler AG, Registered Shares	78,400	5,379,813
E.ON SE	149,934	2,373,960
Infineon Technologies AG	271,970	2,465,821
OSRAM Licht AG(a)	6,527	261,294
Siemens AG, Registered Shares	65,272	6,909,103
Total		25,472,391

Common Stocks (continued)

Issuer	Shares	Value ($)
Greece 0.3%
OPAP SA	274,038	2,716,367
Hong Kong 0.3%
Television Broadcasts Ltd.	433,600	2,833,355
Indonesia 0.5%
PT Telekomunikasi Tbk	22,272,500	4,473,864
Israel 0.6%
Bezeq Israeli Telecommunication Corp. Ltd. (The), ADR	626,823	5,161,887
Italy 0.7%
ENI SpA	259,198	5,919,593
Japan 8.1%
Astellas Pharma, Inc.	76,200	3,876,896
Canon, Inc.	26,100	780,615
FANUC CORP.	29,200	4,431,382
ITOCHU Corp.	519,600	5,849,256
Komatsu Ltd.	182,300	3,959,359
Lawson, Inc.	83,200	6,248,391
Mitsubishi Corp.	218,900	4,072,371
Mitsui & Co., Ltd.	287,700	3,978,568
Mizuho Financial Group, Inc.	3,628,300	7,354,189
Nissan Motor Co., Ltd.	676,400	6,691,312
Nitto Denko Corp.	57,100	3,019,753
NTT DoCoMo, Inc.	4,108	6,567,166
Ono Pharmaceutical Co., Ltd.	32,400	1,944,643
Sumitomo Mitsui Financial Group, Inc.	129,400	5,687,889
Toyota Motor Corp.	75,800	4,559,479
Total		69,021,269
Malaysia 0.6%
Malayan Banking Bhd	1,677,100	5,098,805
Netherlands 1.5%
Reed Elsevier NV	163,118	2,945,968
Unilever NV — NY Shares	260,015	9,784,364
Total		12,730,332
Norway 1.2%
Seadrill Ltd.	217,027	10,039,669

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Peru 0.4%
Southern Copper Corp.	109,958	3,023,845
Poland 1.1%
Powszechna Kasa Oszczednosci Bank Polski SA(a)	394,493	4,675,988
Powszechny Zaklad Ubezpieczen SA	36,174	4,901,658
Total		9,577,646
Singapore 0.6%
Keppel REIT	157,200	147,427
Keppel Corp., Ltd.	570,000	4,503,702
Total		4,651,129
Spain 0.9%
Banco Bilbao Vizcaya Argentaria SA	251,191	2,396,943
Ferrovial SA	167,864	2,784,311
Iberdrola SA	435,626	2,309,889
Total		7,491,143
Sweden 1.1%
Skanska AB, Class B	143,911	2,577,536
Telefonaktiebolaget LM Ericsson, ADR	597,174	7,034,710
Total		9,612,246
Switzerland 2.7%
ACE Ltd.	52,775	4,629,423
Novartis AG, ADR	60,546	4,418,647
Roche Holding AG, Genusschein Shares	37,358	9,318,923
Syngenta AG, Registered Shares	11,849	4,645,618
Total		23,012,611
Taiwan 1.2%
Far EasTone Telecommunications Co., Ltd.	1,894,000	4,779,760
Taiwan Semiconductor Manufacturing Co., Ltd.	1,087,000	3,603,814
United Microelectronics Corp.	4,963,000	2,027,844
Total		10,411,418
Thailand 0.3%
Bangkok Expressway PCL, Foreign Registered Shares	2,563,400	2,698,415

Common Stocks (continued)

Issuer	Shares	Value ($)
Turkey 1.3%
Arcelik AS	756,150	3,766,667
Ford Otomotiv Sanayi AS	424,926	5,261,759
Turk Telekomunikasyon AS	754,150	2,283,752
Total		11,312,178
United Kingdom 8.2%
BAE Systems PLC, ADR	101,086	2,729,322
British American Tobacco PLC	126,790	6,395,636
Britvic PLC	629,558	5,595,217
GlaxoSmithKline PLC, ADR	103,679	5,276,224
HSBC Holdings PLC, ADR	268,133	14,055,532
Imperial Tobacco Group PLC	246,094	8,130,851
Inmarsat PLC	387,079	4,169,003
Intercontinental Hotels Group PLC	74,409	2,079,069
Marks & Spencer Group PLC	568,645	4,156,759
National Grid PLC	493,027	5,673,028
Vodafone Group PLC, ADR	197,938	6,403,294
WPP PLC	263,849	4,886,199
Total		69,550,134
United States 48.3%
AbbVie, Inc.	154,748	6,593,812
Altria Group, Inc.	114,788	3,889,017
Analog Devices, Inc.	118,132	5,467,149
Apple, Inc.	25,293	12,318,956
AT&T, Inc.	259,337	8,773,371
Bank of America Corp.	352,773	4,981,155
Bristol-Myers Squibb Co.	48,413	2,018,338
CA, Inc.	183,643	5,371,558
Cardinal Health, Inc.	83,452	4,195,967
Caterpillar, Inc.	15,215	1,255,846
CenturyLink, Inc.	93,208	3,087,049
Chevron Corp.	67,704	8,153,593
Cisco Systems, Inc.	439,943	10,255,071
Citigroup, Inc.	124,681	6,025,833
ConocoPhillips	134,776	8,935,649
Dow Chemical Co. (The)	182,432	6,822,957
Duke Energy Corp.	61,295	4,020,952
Eli Lilly & Co.	119,806	6,158,028

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
General Electric Co.	611,270	14,144,788
HollyFrontier Corp.	152,569	6,786,269
Home Depot, Inc. (The)	60,207	4,484,819
Honeywell International, Inc.	108,930	8,667,560
Intel Corp.	333,615	7,332,858
International Paper Co.	173,507	8,191,265
Johnson & Johnson	145,550	12,576,975
JPMorgan Chase & Co.	508,353	25,687,077
Kinder Morgan, Inc.	115,982	4,399,197
Kohl's Corp.	36,993	1,898,111
Kraft Foods Group, Inc.	109,912	5,690,144
Las Vegas Sands Corp.	53,833	3,033,490
Lockheed Martin Corp.	47,120	5,768,430
Lorillard, Inc.	200,852	8,496,040
LyondellBasell Industries NV, Class A	184,408	12,936,221
Marsh & McLennan Companies, Inc.	152,632	6,293,017
Maxim Integrated Products, Inc.	78,903	2,197,054
McDonald's Corp.	66,515	6,276,355
Mead Johnson Nutrition Co.	29,161	2,187,950
Merck & Co., Inc.	178,968	8,463,397
Microchip Technology, Inc.	119,508	4,638,105
Microsoft Corp.	238,454	7,964,364
Mondelez International, Inc., Class A	110,508	3,389,280
Morgan Stanley	242,349	6,242,910
Oracle Corp.	191,478	6,100,489
PepsiCo, Inc.	127,344	10,153,137
Pfizer, Inc.	608,022	17,152,301
PG&E Corp.	147,004	6,080,085
Philip Morris International, Inc.	54,024	4,507,763
PPL Corp.	142,344	4,369,961
Procter & Gamble Co. (The)	65,300	5,086,217
Public Service Enterprise Group, Inc.	112,026	3,631,883
RR Donnelley & Sons Co.	423,206	7,059,076
Sempra Energy	86,664	7,316,175
SYSCO Corp.	126,089	4,037,370
U.S. Bancorp	221,913	8,017,717
United Technologies Corp.	63,974	6,403,797
UnitedHealth Group, Inc.	31,722	2,275,736
Verizon Communications, Inc.	124,467	5,897,246

Common Stocks (continued)

Issuer	Shares	Value ($)
Walgreen Co.	88,237	4,241,553
Wells Fargo & Co.	422,010	17,336,171
Williams Companies, Inc. (The)	126,186	4,572,981
Total		410,309,635
Total Common Stocks (Cost: $711,973,388)		805,879,268

Convertible Bonds 0.3%

Issuer	Coupon Rate	Principal Amount	Value ($)
Netherlands 0.3%
Volkswagen International Finance NV(b) 11/09/15	5.500%	1,700,000	2,467,216
Total Convertible Bonds (Cost: $2,220,845)			2,467,216

Money Market Funds 4.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(c)(d)	34,056,432	34,056,432
Total Money Market Funds (Cost: $34,056,432)		34,056,432
Total Investments (Cost: $748,250,665)		842,402,916
Other Assets & Liabilities, Net		7,474,621
Net Assets		849,877,537

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup	September 27, 2013	11,123,000 (GBP)	16,951,230 (USD)	—	(283,017)
Citigroup	September 27, 2013	993,281,000 (JPY)	10,171,223 (USD)	53,773	—
Total				53,773	(283,017)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the value of these securities amounted to $2,467,216 or 0.29% of net assets.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,863,036	333,355,395	(310,161,999)	34,056,432	19,564	34,056,432

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Global Dividend Opportunity Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	22,383,365	45,276,747	—	67,660,112
Consumer Staples	63,177,644	31,522,253	—	94,699,897
Energy	61,164,613	5,919,593	—	67,084,206
Financials	113,010,665	47,551,388	—	160,562,053
Health Care	69,129,426	19,890,391	—	89,019,817
Industrials	46,028,820	44,139,674	—	90,168,494
Information Technology	68,680,313	8,878,094	—	77,558,407
Materials	30,974,288	13,118,569	—	44,092,857
Telecommunication Services	40,146,903	30,241,941	—	70,388,844
Utilities	25,419,056	19,225,525	—	44,644,581
Total Equity Securities	540,115,093	265,764,175	—	805,879,268
Bonds
Convertible Bonds	—	2,467,216	—	2,467,216
Total Bonds	—	2,467,216	—	2,467,216
Mutual Funds
Money Market Funds	34,056,432	—	—	34,056,432
Total Mutual Funds	34,056,432	—	—	34,056,432
Investments in Securities	574,171,525	268,231,391	—	842,402,916
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	53,773	—	53,773
Liabilities
Forward Foreign Currency Exchange Contracts	—	(283,017)	—	(283,017)
Total	574,171,525	268,002,147	—	842,173,672

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Global Dividend Opportunity Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $714,194,233)	$808,346,484
Affiliated issuers (identified cost $34,056,432)	34,056,432
Total investments (identified cost $748,250,665)	842,402,916
Foreign currency (identified cost $280)	280
Unrealized appreciation on forward foreign currency exchange contracts	53,773
Receivable for:
Investments sold	4,752,636
Capital shares sold	483,325
Dividends	2,407,429
Interest	28,100
Reclaims	465,389
Expense reimbursement due from Investment Manager	959
Prepaid expenses	9,512
Trustees' deferred compensation plan	122,400
Total assets	850,726,719
Liabilities
Disbursements in excess of cash	322
Unrealized depreciation on forward foreign currency exchange contracts	283,017
Payable for:
Capital shares purchased	258,102
Investment management fees	16,183
Distribution and/or service fees	1,467
Transfer agent fees	49,243
Administration fees	1,356
Chief compliance officer expenses	119
Other expenses	116,973
Trustees' deferred compensation plan	122,400
Total liabilities	849,182
Net assets applicable to outstanding capital stock	$849,877,537
Represented by
Paid-in capital	$739,183,690
Undistributed net investment income	6,282,736
Accumulated net realized gain	10,493,946
Unrealized appreciation (depreciation) on:
Investments	94,152,251
Foreign currency translations	(5,842)
Forward foreign currency exchange contracts	(229,244)
Total — representing net assets applicable to outstanding capital stock	$849,877,537

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Global Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$140,796,335
Shares outstanding	7,093,413
Net asset value per share	$19.85
Maximum offering price per share(a)	$21.06
Class B
Net assets	$3,968,463
Shares outstanding	210,476
Net asset value per share	$18.85
Class C
Net assets	$13,438,685
Shares outstanding	712,411
Net asset value per share	$18.86
Class I
Net assets	$127,948,521
Shares outstanding	6,438,707
Net asset value per share	$19.87
Class R
Net assets	$1,296,904
Shares outstanding	65,415
Net asset value per share	$19.83
Class R4
Net assets	$29,187
Shares outstanding	1,461
Net asset value per share(b)	$19.97
Class W
Net assets	$2,922
Shares outstanding	147
Net asset value per share(b)	$19.83
Class Y
Net assets	$2,510
Shares outstanding	126
Net asset value per share(b)	$19.89
Class Z
Net assets	$562,394,010
Shares outstanding	28,258,296
Net asset value per share	$19.90

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Global Dividend Opportunity Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$32,254,762
Dividends — affiliated issuers	19,564
Interest	81,702
Income from securities lending — net	80,026
Foreign taxes withheld	(1,934,980)
Total income	30,501,074
Expenses:
Investment management fees	5,493,181
Distribution and/or service fees
Class A	343,049
Class B	65,895
Class C	130,498
Class R	6,306
Class W	7
Transfer agent fees
Class A	353,059
Class B	17,217
Class C	33,614
Class R	3,240
Class R4(a)	19
Class W	9
Class Y	4
Class Z	1,490,448
Administration fees	460,691
Compensation of board members	34,762
Custodian fees	98,987
Printing and postage fees	289,561
Registration fees	67,544
Professional fees	55,957
Chief compliance officer expenses	564
Other	83,935
Total expenses	9,028,547
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(365,991)
Expense reductions	(205,802)
Total net expenses	8,456,754
Net investment income	22,044,320
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	56,840,919
Foreign currency translations	(7,109)
Forward foreign currency exchange contracts	3,001,870
Net realized gain	59,835,680
Net change in unrealized appreciation (depreciation) on:
Investments	11,831,746
Foreign currency translations	1,624
Forward foreign currency exchange contracts	(229,244)
Foreign capital gains tax	76,551
Net change in unrealized appreciation (depreciation)	11,680,677
Net realized and unrealized gain	71,516,357
Net increase in net assets resulting from operations	$93,560,677

(a) For the period from March 19, 2013 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Global Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012
Operations
Net investment income	$22,044,320	$13,213,354
Net realized gain	59,835,680	98,491,817
Net change in unrealized appreciation (depreciation)	11,680,677	(29,536,372)
Net increase in net assets resulting from operations	93,560,677	82,168,799
Distributions to shareholders
Net investment income
Class A	(4,649,200)	(396,683)
Class B	(164,707)	—
Class C	(319,104)	—
Class I	(1,874,616)	(22)
Class R	(37,984)	(310)
Class R4	(210)	—
Class W	(100)	(11)
Class Y	(99)	(111,896)
Class Z	(21,880,895)	(3,560,604)
Net realized gains
Class A	(8,633,525)	—
Class B	(553,180)	—
Class C	(881,135)	—
Class I	(3,859,833)	—
Class R	(77,203)	—
Class W	(193)	—
Class Y	(165)	—
Class Z	(37,388,752)	—
Total distributions to shareholders	(80,320,901)	(4,069,526)
Increase (decrease) in net assets from capital stock activity	93,987,900	(196,189,369)
Proceeds from regulatory settlements (Note 6)	—	34,306
Total increase (decrease) in net assets	107,227,676	(118,055,790)
Net assets at beginning of year	742,649,861	860,705,651
Net assets at end of year	$849,877,537	$742,649,861
Undistributed net investment income	$6,282,736	$10,084,051

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Global Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	866,303	17,067,361	555,619	10,280,768
Distributions reinvested	655,285	12,083,694	20,291	354,272
Redemptions	(1,245,670)	(24,507,516)	(1,793,250)	(32,747,909)
Net increase (decrease)	275,918	4,643,539	(1,217,340)	(22,112,869)
Class B shares
Subscriptions	15,219	272,377	5,259	94,474
Distributions reinvested	29,750	518,076	—	—
Redemptions(b)	(339,853)	(6,351,183)	(451,814)	(7,960,419)
Net decrease	(294,884)	(5,560,730)	(446,555)	(7,865,945)
Class C shares
Subscriptions	122,017	2,289,642	27,319	471,731
Distributions reinvested	55,452	968,065	—	—
Redemptions	(179,822)	(3,368,702)	(213,305)	(3,708,923)
Net decrease	(2,353)	(110,995)	(185,986)	(3,237,192)
Class I shares
Subscriptions	6,342,428	126,780,708	—	—
Distributions reinvested	312,186	5,734,139	—	—
Redemptions	(216,054)	(4,220,466)	—	—
Net increase	6,438,560	128,294,381	—	—
Class R shares
Subscriptions	11,382	223,970	14,404	259,895
Distributions reinvested	6,245	114,904	18	310
Redemptions	(7,557)	(151,511)	(19,698)	(368,073)
Net increase (decrease)	10,070	187,363	(5,276)	(107,868)
Class R4 shares
Subscriptions	1,455	29,589	—	—
Distributions reinvested	9	172	—	—
Redemptions	(3)	(60)	—	—
Net increase	1,461	29,701	—	—
Class Y shares
Subscriptions	—	—	41,108	719,639
Distributions reinvested	—	—	6	99
Redemptions	—	—	(915,557)	(17,884,605)
Net decrease	—	—	(874,443)	(17,164,867)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Global Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	812,217	16,021,564	995,866	18,048,370
Distributions reinvested	3,067,570	56,781,325	174,611	3,053,944
Redemptions	(5,392,007)	(106,298,248)	(9,093,362)	(166,802,942)
Net decrease	(1,512,220)	(33,495,359)	(7,922,885)	(145,700,628)
Total net increase (decrease)	4,916,552	93,987,900	(10,652,485)	(196,189,369)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Global Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$19.59		$17.72		$15.28		$14.62		$18.01
Income from investment operations:
Net investment income	0.51		0.27		0.01		0.00	(a)	0.09
Net realized and unrealized gain (loss)	1.74		1.65		2.43		0.73		(3.42)
Total from investment operations	2.25		1.92		2.44		0.73		(3.33)
Less distributions to shareholders:
Net investment income	(0.68)		(0.05)		—		(0.07)		(0.06)
Net realized gains	(1.31)		—		—		—		—
Total distributions to shareholders	(1.99)		(0.05)		—		(0.07)		(0.06)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$19.85		$19.59		$17.72		$15.28		$14.62
Total return	12.48%		10.88%		15.97%		5.00%		(18.44%)
Ratios to average net assets(b)
Total gross expenses	1.34%		1.28%		1.29%		1.43%		1.47%
Total net expenses(c)	1.26	%(d)	1.21	%(d)	1.25	%(e)	1.25	%(e)	1.24	%(e)
Net investment income	2.59%		1.49%		0.07%		0.01%		0.70%
Supplemental data
Net assets, end of period (in thousands)	$140,796		$133,541		$142,349		$141,137		$158,624
Portfolio turnover	60%		97%		62%		67%		117%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.03% and 0.07% for the years ended 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$18.63		$16.93		$14.71		$14.12		$17.45
Income from investment operations:
Net investment income (loss)	0.34		0.10		(0.12)		(0.11)		(0.01)
Net realized and unrealized gain (loss)	1.66		1.60		2.34		0.71		(3.32)
Total from investment operations	2.00		1.70		2.22		0.60		(3.33)
Less distributions to shareholders:
Net investment income	(0.47)		—		—		(0.01)		—
Net realized gains	(1.31)		—		—		—		—
Total distributions to shareholders	(1.78)		—		—		(0.01)		—
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$18.85		$18.63		$16.93		$14.71		$14.12
Total return	11.61%		10.04%		15.09%		4.26%		(19.08%)
Ratios to average net assets(b)
Total gross expenses	2.09%		2.03%		2.04%		2.18%		2.22%
Total net expenses(c)	2.01	%(d)	1.95	%(d)	2.00	%(e)	2.00	%(e)	1.99	%(e)
Net investment income (loss)	1.83%		0.59%		(0.70%)		(0.74%)		(0.05%)
Supplemental data
Net assets, end of period (in thousands)	$3,968		$9,414		$16,112		$19,861		$24,933
Portfolio turnover	60%		97%		62%		67%		117%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.02% and 0.08% for the years ended 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$18.63		$16.93		$14.71		$14.13		$17.46
Income from investment operations:
Net investment income (loss)	0.35		0.12		(0.12)		(0.11)		(0.01)
Net realized and unrealized gain (loss)	1.66		1.58		2.34		0.70		(3.32)
Total from investment operations	2.01		1.70		2.22		0.59		(3.33)
Less distributions to shareholders:
Net investment income	(0.47)		—		—		(0.01)		—
Net realized gains	(1.31)		—		—		—		—
Total distributions to shareholders	(1.78)		—		—		(0.01)		—
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$18.86		$18.63		$16.93		$14.71		$14.13
Total return	11.66%		10.04%		15.09%		4.18%		(19.07%)
Ratios to average net assets(b)
Total gross expenses	2.09%		2.04%		2.04%		2.18%		2.22%
Total net expenses(c)	2.01	%(d)	1.95	%(d)	2.00	%(e)	2.00	%(e)	1.99	%(e)
Net investment income (loss)	1.84%		0.72%		(0.68%)		(0.74%)		(0.05%)
Supplemental data
Net assets, end of period (in thousands)	$13,439		$13,319		$15,251		$15,994		$19,874
Portfolio turnover	60%		97%		62%		67%		117%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.03% and 0.09% for the years ended 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$19.64	$17.80	$17.01
Income from investment operations:
Net investment income	0.58	0.35	0.09
Net realized and unrealized gain	1.76	1.64	0.74
Total from investment operations	2.34	1.99	0.83
Less distributions to shareholders:
Net investment income	(0.80)	(0.15)	(0.04)
Net realized gains	(1.31)	—	—
Total distributions to shareholders	(2.11)	(0.15)	(0.04)
Proceeds from regulatory settlements	—	0.00 (b)	—
Net asset value, end of period	$19.87	$19.64	$17.80
Total return	12.98%	11.27%	4.90%
Ratios to average net assets(c)
Total gross expenses	0.84%	0.85%	0.75	%(d)
Total net expenses(e)	0.83%	0.83%	0.75	%(d)(f)
Net investment income	2.94%	1.91%	0.57	%(d)
Supplemental data
Net assets, end of period (in thousands)	$127,949	$3	$3
Portfolio turnover	60%	97%	62%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$19.54		$17.67		$16.97
Income from investment operations:
Net investment income	0.46		0.23		0.00	(b)
Net realized and unrealized gain	1.75		1.64		0.70
Total from investment operations	2.21		1.87		0.70
Less distributions to shareholders:
Net investment income	(0.61)		(0.00	)(b)	—
Net realized gains	(1.31)		—		—
Total distributions to shareholders	(1.92)		(0.00	)(b)	—
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$19.83		$19.54		$17.67
Total return	12.25%		10.61%		4.12%
Ratios to average net assets(c)
Total gross expenses	1.59%		1.53%		1.54	%(d)
Total net expenses(e)	1.51	%(f)	1.46	%(f)	1.50	%(d)(g)
Net investment income	2.33%		1.24%		0.02	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,297		$1,082		$1,071
Portfolio turnover	60%		97%		62%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of 0.03% and 0.07% for the years ended 2013 and 2012, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$19.69
Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain	0.33
Total from investment operations	0.58
Less distributions to shareholders:
Net investment income	(0.30)
Total distributions to shareholders	(0.30)
Net asset value, end of period	$19.97
Total return	3.02%
Ratios to average net assets(b)
Total gross expenses	1.07	%(c)
Total net expenses(d)	1.01	%(c)(e)
Net investment income	2.78	%(c)
Supplemental data
Net assets, end of period (in thousands)	$29
Portfolio turnover	60%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.05%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$19.57		$17.73		$16.97
Income from investment operations:
Net investment income	0.51		0.28		0.03
Net realized and unrealized gain	1.74		1.64		0.73
Total from investment operations	2.25		1.92		0.76
Less distributions to shareholders:
Net investment income	(0.68)		(0.08)		—
Net realized gains	(1.31)		—		—
Total distributions to shareholders	(1.99)		(0.08)		—
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$19.83		$19.57		$17.73
Total return	12.48%		10.86%		4.48%
Ratios to average net assets(c)
Total gross expenses	1.33%		1.33%		1.21	%(d)
Total net expenses(e)	1.26	%(f)	1.23	%(f)	1.16	%(d)(g)
Net investment income	2.60%		1.51%		0.15	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3
Portfolio turnover	60%		97%		62%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of 0.03% and 0.08% for the years ended 2013 and 2012, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2013	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$19.65	$17.79	$15.32		$14.64		$13.32
Income from investment operations
Net investment income	0.59	0.31	0.09		0.07		0.02
Net realized and unrealized gain	1.74	1.68	2.42		0.74		1.30
Total from investment operations	2.33	1.99	2.51		0.81		1.32
Less distributions to shareholders:
Net investment income	(0.78)	(0.13)	(0.04)		(0.13)		—
Net realized gains	(1.31)	—	—		—		—
Total distributions to shareholders	(2.09)	(0.13)	(0.04)		(0.13)		—
Proceeds from regulatory settlements	—	0.00 (b)	—		—		—
Net asset value, end of period	$19.89	$19.65	$17.79		$15.32		$14.64
Total return	12.93%	11.28%	16.40%		5.51%		9.91%
Ratios to average net assets(c)
Total gross expenses	0.96%	0.82%	0.83%		0.83%		0.72	%(d)
Total net expenses(e)	0.88%	0.82%	0.83	%(f)	0.83	%(f)	0.72	%(d)(f)
Net investment income	2.97%	1.70%	0.51%		0.43%		0.99	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3	$2	$15,557		$9,826		$9,630
Portfolio turnover	60%	97%	62%		67%		117%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to August 31, 2009.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Global Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$19.66		$17.78		$15.32		$14.64		$18.06
Income from investment operations:
Net investment income	0.56		0.31		0.06		0.04		0.12
Net realized and unrealized gain (loss)	1.75		1.67		2.42		0.74		(3.44)
Total from investment operations	2.31		1.98		2.48		0.78		(3.32)
Less distributions to shareholders:
Net investment income	(0.76)		(0.10)		(0.02)		(0.10)		(0.10)
Net realized gains	(1.31)		—		—		—		—
Total distributions to shareholders	(2.07)		(0.10)		(0.02)		(0.10)		(0.10)
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$19.90		$19.66		$17.78		$15.32		$14.64
Total return	12.76%		11.20%		16.17%		5.31%		(18.26%)
Ratios to average net assets(b)
Total gross expenses	1.09%		1.03%		1.04%		1.18%		1.22%
Total net expenses(c)	1.01	%(d)	0.95	%(d)	1.00	%(e)	1.00	%(e)	0.99	%(e)
Net investment income	2.84%		1.72%		0.34%		0.26%		0.94%
Supplemental data
Net assets, end of period (in thousands)	$562,394		$585,285		$670,362		$525,150		$571,175
Portfolio turnover	60%		97%		62%		67%		117%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.03% and 0.08% for the years ended 2013 and 2012, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Global Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including

Annual Report 2013
29

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2013

utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter (OTC) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC

Annual Report 2013
30

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2013

derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are OTC agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	53,773

Annual Report 2013
31

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2013

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	283,017

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	3,001,870
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(229,244)

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	20

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2013
32

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2013

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent

Annual Report 2013
33

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2013

fees. Beginning November 1, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class R	0.26
Class R4	0.24	*
Class W	0.26
Class Y	0.16
Class Z	0.26

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $205,802.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $134,570 for Class A, $2,067 for Class B and $494 for Class C shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2013 through December 31, 2013		Prior to January 1, 2013
Class A	1.26%		1.26%
Class B	2.01		2.01
Class C	2.01		2.01
Class I	0.84		0.83
Class R	1.51		1.51
Class R4	1.01	*	—
Class W	1.26		1.26
Class Y	0.84		1.01
Class Z	1.01		1.01

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2013
34

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2013

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, passive foreign investment company (PFIC) holdings, foreign currency transactions, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,081,280
Accumulated net realized gain	(2,843,559)
Paid-in capital	(237,721)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2013	2012
Ordinary income	$28,926,916	$4,069,526
Long-term capital gains	51,393,986	—
Total	$80,320,902	$4,069,526

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$13,553,545
Undistributed accumulated long-term gain	24,271,093
Accumulated realized gain	—
Unrealized appreciation	92,836,135

At August 31, 2013, the cost of investments for federal income tax purposes was $749,566,781 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$105,578,763
Unrealized depreciation	(12,742,628)
Net unrealized appreciation	92,836,135

The following capital loss carryforward, determined at August 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	19,838,683

For the year ended August 31, 2013, $5,093,758 of capital loss carryforward was utilized and $237,722 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $477,277,626 and $463,792,913, respectively, for the year ended August 31, 2013.

Note 6. Regulatory Settlements

During the year ended August 31, 2012, the Fund received $34,306 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the

Annual Report 2013
35

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2013

market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2013, affiliated shareholder accounts owned 16.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise

Annual Report 2013
36

Columbia Global Dividend Opportunity Fund

Notes to Financial Statements (continued)

August 31, 2013

Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
37

Columbia Global Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Dividend Opportunity Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

Annual Report 2013
38

Columbia Global Dividend Opportunity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	91.44%
Dividends Received Deduction	58.12%
Capital Gain Dividend	$47,281,837

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
39

Columbia Global Dividend Opportunity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
40

Columbia Global Dividend Opportunity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
41

Columbia Global Dividend Opportunity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
42

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Global Dividend Opportunity Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
43

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the eleventh, twenty-ninth and thirtieth percentiles (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2013
44

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that

Annual Report 2013
45

Columbia Global Dividend Opportunity Fund

Board Consideration and Approval of Advisory Agreement (continued)

are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
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Annual Report 2013
48

Columbia Global Dividend Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
49

Columbia Global Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN154_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Greater China Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Greater China Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Board Consideration and Approval of Advisory Agreement	36
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Greater China Fund

Performance Overview

Performance Summary

>  Columbia Greater China Fund (the Fund) Class A shares returned 17.24% excluding sales charges for the 12-month period that ended August 31, 2013.

>  The Fund outperformed its two benchmarks, the MSCI China Index (Net) and the Hang Seng Index, which returned 14.07% and 11.56%, respectively, during the same 12 months.

>  Strong stock selection, particularly in the consumer discretionary and health care sectors, helped drive the Fund's performance.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	05/16/97
Excluding sales charges		17.24	3.41	12.41
Including sales charges		10.49	2.19	11.75
Class B	05/16/97
Excluding sales charges		16.36	2.63	11.58
Including sales charges		11.36	2.27	11.58
Class C	05/16/97
Excluding sales charges		16.33	2.64	11.57
Including sales charges		15.33	2.64	11.57
Class I*	08/02/11	17.75	3.61	12.52
Class R4*	03/19/13	17.36	3.43	12.42
Class R5*	11/08/12	17.61	3.47	12.45
Class W*	06/18/12	17.30	3.43	12.42
Class Z	05/16/97	17.54	3.67	12.71
MSCI China Index (Net)		14.07	2.77	14.84
Hang Seng Index		11.56	0.56	7.20

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*  The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Greater China Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Greater China Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 17.24% excluding sales charges. The Fund outperformed its benchmarks, the MSCI China Index (Net) and the Hang Seng Index, which returned 14.07% and 11.56%, respectively, for the same 12-month period. Stock selection drove the Fund's performance higher than the benchmarks, with selections in the consumer discretionary and health care sectors performing particularly well, despite some disappointments from a few holdings.

Shifting Trends Moved Chinese Stocks Throughout the Period

While Chinese equities delivered healthy returns over the 12 months ended August 31, 2013, the overall numbers masked significant short-term volatility in reaction to varying government policy emphases, a continuing cycle of inventory de-stocking and re-stocking by Chinese companies and changing global equity market sentiment. In the early months of the period, stocks rallied in response to government stimulus aimed at reversing slowing economic trends. However, equity prices fell between January and June 2013. The decline was caused both because of worries of a potential economic hard landing and because of concerns that global economic growth might slow if the U.S. Federal Reserve started removing monetary stimulus. However, stocks rallied again from June through August on improved export sales, stable consumer spending and rising confidence that the new government had stabilized growth.

Yet, the period ended with continuing longer-term concerns about structural problems in the Chinese economy, and investors anticipated new economic reforms expected to emerge from a government economic planning meeting in November 2013. Among the issues of concern were crony capitalism, high local government debt level, growing wealth inequality, an aging population and a shrinking young labor force.

Stock Selection Helped Propel Strong Results

In a volatile period for Chinese equities, we maintained a focus on individual stock picking, while keeping the portfolio defensively positioned by emphasizing companies with more stable, less cyclical earnings characteristics. Investments in the consumer discretionary and health care sectors performed particularly well. An overweight in technology relative to the MSCI China Index also helped relative returns, as did an underweight in the materials and telecommunication services sectors. Among consumer discretionary holdings, the top performer was Great Wall Motor, an automotive company whose line of reasonably priced sports utility vehicles gained market share by appealing to the growing number of Chinese consumers looking for alternatives to sedans. Vipshop Holdings, an Internet retailer focused on discount-priced apparel, also did well, benefiting from rapid growth in e-commerce in China. Fast-food restaurant chain Tsui Wah Holdings and Macau casino operator Galaxy Entertainment also gave significant support to results. Health care holdings benefited from long-term demographic trends, including the aging of China's population, and we had solid results from several pharmaceutical company selections, including CSPC Pharmaceutical Group, Sino Biopharmaceutical, Wuxi Pharmaceutical Technology and China Medical Systems. In the financials sector, our decision to de-emphasize banks and focus on real estate companies proved timely, as many developers benefited from pent-up demand for housing and a shortage of available housing due to previous regulatory controls. Real estate company China Vanke was the Fund's top overall contributor to results.

Portfolio Management

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2013)
Tencent Holdings Ltd.	8.3
CNOOC Ltd.	8.0
Industrial & Commercial Bank of China Ltd., Class H	6.6
China Mobile Ltd.	6.3
China Vanke Co., Ltd., Class B	5.4
China Construction Bank Corp., Class H	5.1
China Overseas Land & Investment Ltd.	3.3
Ping An Insurance Group Co. of China Ltd., Class H	3.0
China Life Insurance Co., Ltd., Class H	2.9
Great Wall Motor Co., Ltd., Class H	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

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Columbia Greater China Fund

Manager Discussion of Fund Performance (continued)

Shifting Priorities Hurt Some Holdings

Despite the overall good results from the Fund's consumer discretionary holdings, men's retailer Trinity, was the single most influential detractor from performance relative to the MSCI China Index. Trinity's emphasis on higher-priced, name-brand menswear proved to be a disadvantage as the Chinese government cracked down on corruption among China's elite and encouraged less conspicuous buying habits. We sold the investment in Trinity but retained a position in another disappointing performer, coal company China Shenua Energy. Coal miners were hard hit by falling prices for the commodity as China began emphasizing other energy sources and rising coal supply, but we held China Shenhua because of its high quality of assets with an integrated portfolio in coal mining, power generation and a strong coal logistics network with the potential to drive a more sustainable earning's profile.

Looking Ahead

We currently believe that China is in a transition period and will see positive, but more modest, growth than that of the last two decades. The new government has been emphasizing that the country will extract a "reform dividend" from the economy. This also implies that China's new leadership is increasingly willing to accept a slower economic growth rate to accommodate reforms to rebuild a foundation for a more sustainable and better quality of growth. We expect that the government is likely to push out reforms in areas such as financial market, fiscal reform and residency reform over time. We will be watching carefully for the government announcement of new economic reform measures during the upcoming economic planning meeting in November 2013.

Overall, we remain focused on individual company analysis and stock-selection, and we would like to emphasize that we continue to see significant opportunities within the backdrop of China's dynamic economic changes, even in a slower growth environment. We see substantial investment opportunities, especially in the consumer discretionary, health care, logistics and Internet areas. E-commerce, in particular, has become a high-growth industry, and we expect e-commerce sales as a percentage of total retail sales in China to soon surpass the United States. As bottom-up investors, we welcome this kind of treasure hunt opportunity that has historically made investing in China so exciting.

Country Breakdown (%) (at August 31, 2013)
China	88.5
Hong Kong	9.7
Taiwan	0.9
United States(a)	0.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. The Fund's concentration in a specific geographic region may also result in increased volatility. See the Fund's prospectus for information on these and other risks.

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Columbia Greater China Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,001.00		1,017.25	7.83		7.89	1.56
Class B	1,000.00	1,000.00	997.40		1,013.49	11.57		11.66	2.31
Class C	1,000.00	1,000.00	997.20		1,013.49	11.57		11.66	2.31
Class I	1,000.00	1,000.00	1,003.30		1,019.55	5.52		5.57	1.10
Class R4	1,000.00	1,000.00	1,051.70	*	1,018.45	6.05	*	6.68	1.32 *
Class R5	1,000.00	1,000.00	1,003.10		1,019.20	5.88		5.92	1.17
Class W	1,000.00	1,000.00	1,001.40		1,017.65	7.43		7.49	1.48
Class Z	1,000.00	1,000.00	1,002.40		1,018.50	6.58		6.63	1.31

*For the period March 19, 2013 through August 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

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Columbia Greater China Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%

Issuer	Shares	Value ($)
Consumer Discretionary 14.3%
Automobiles 2.5%
Great Wall Motor Co., Ltd., Class H	889,000	4,505,932
Diversified Consumer Services 1.7%
New Oriental Education & Technology Group, ADR	143,135	3,038,756
Hotels, Restaurants & Leisure 3.6%
Galaxy Entertainment Group Ltd.(a)	457,000	2,768,854
Sands China Ltd.	366,800	2,102,133
Tsui Wah Holdings Ltd.	2,868,000	1,758,844
Total		6,629,831
Household Durables 1.1%
Haier Electronics Group Co., Ltd.	1,113,000	1,943,738
Internet & Catalog Retail 2.0%
Vipshop Holdings Ltd., ADS(a)	82,286	3,562,984
Multiline Retail 0.5%
Lifestyle International Holdings Ltd.	435,500	936,074
Specialty Retail 0.9%
Sa Sa International Holdings Ltd.	1,566,000	1,673,823
Textiles, Apparel & Luxury Goods 2.0%
Anta Sports Products Ltd.	1,361,000	1,754,304
Li Ning Co., Ltd.(a)	662,500	498,939
Luthai Textile Co., Ltd., Class B	1,172,326	1,376,271
Total		3,629,514
Total Consumer Discretionary		25,920,652
Consumer Staples 4.9%
Food & Staples Retailing 1.1%
Sun Art Retail Group Ltd.	1,390,000	1,889,737
Food Products 1.9%
China Mengniu Dairy Co., Ltd.	560,000	2,365,617
Want Want China Holdings Ltd.	732,000	1,082,256
Total		3,447,873
Personal Products 1.9%
Hengan International Group Co., Ltd.	158,500	1,732,017
Prince Frog International Holdings Ltd.	2,854,000	1,781,319
Total		3,513,336
Total Consumer Staples		8,850,946

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 13.5%
Energy Equipment & Services 0.3%
Termbray Petro-King Oilfield Services Ltd.(a)	1,227,000	650,016
Oil, Gas & Consumable Fuels 13.2%
China Petroleum & Chemical Corp., Class H	5,126,000	3,691,131
China Shenhua Energy Co., Ltd., Class H	1,247,500	3,863,908
CNOOC Ltd.	7,333,500	14,500,470
PetroChina Co., Ltd., Class H	1,668,000	1,815,474
Total		23,870,983
Total Energy		24,520,999
Financials 32.1%
Capital Markets 1.7%
Haitong Securities Co., Ltd., Class H	2,184,400	3,148,772
Commercial Banks 14.6%
Bank of China Ltd., Class H	8,578,000	3,596,901
BOC Hong Kong Holdings Ltd.	604,500	1,900,939
China Construction Bank Corp., Class H	12,591,340	9,184,572
Industrial & Commercial Bank of China Ltd., Class H	18,076,000	11,820,002
Total		26,502,414
Insurance 5.9%
China Life Insurance Co., Ltd., Class H	2,176,000	5,316,737
Ping An Insurance Group Co. of China Ltd., Class H	766,000	5,349,044
Total		10,665,781
Real Estate Management & Development 9.9%
China Overseas Land & Investment Ltd.	2,012,320	5,971,659
China Vanke Co., Ltd., Class B	4,896,710	9,807,840
Wharf Holdings Ltd.	265,000	2,168,745
Total		17,948,244
Total Financials		58,265,211
Health Care 4.3%
Health Care Equipment & Supplies 0.4%
St. Shine Optical Co., Ltd.	27,000	731,486

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.6%
WuXi PharmaTech (Cayman), Inc. ADR(a)	125,122	3,002,928
Pharmaceuticals 2.3%
CSPC Pharmaceutical Group Ltd.	5,748,000	2,992,473
Sino Biopharmaceutical	1,556,000	1,108,895
Total		4,101,368
Total Health Care		7,835,782
Industrials 5.5%
Construction & Engineering 1.3%
China Communications Construction Co., Ltd., Class H	3,006,000	2,292,264
Electrical Equipment 1.1%
Zhuzhou CSR Times Electric Co., Ltd., Class H	636,000	1,997,191
Industrial Conglomerates 0.5%
Hutchison Whampoa Ltd.	70,000	809,150
Machinery 0.7%
CIMC Enric Holdings Ltd.	1,272,000	1,324,557
Road & Rail 1.0%
Guangshen Railway Co., Ltd., Class H	3,948,000	1,892,210
Transportation Infrastructure 0.9%
China Merchants Holdings International Co., Ltd.	504,000	1,695,434
Total Industrials		10,010,806
Information Technology 13.5%
Computers & Peripherals 1.1%
Lenovo Group Ltd.	2,034,000	1,961,480
Electronic Equipment, Instruments & Components 1.0%
Tong Hsing Electronic Industries Ltd.	159,000	819,728
Wasion Group Holdings Ltd.	1,550,000	954,608
Total		1,774,336
Internet Software & Services 11.4%
Baidu, Inc., ADR(a)	23,786	3,223,717
SINA Corp.(a)	32,719	2,533,105
Tencent Holdings Ltd.	318,600	14,879,350
Total		20,636,172
Total Information Technology		24,371,988

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 1.1%
Construction Materials 0.6%
Anhui Conch Cement Co., Ltd., Class H	366,500	1,178,551
Metals & Mining 0.5%
Jiangxi Copper Co., Ltd., Class H	427,000	818,466
Total Materials		1,997,017
Telecommunication Services 6.3%
Wireless Telecommunication Services 6.3%
China Mobile Ltd.	1,053,500	11,354,321
Total Telecommunication Services		11,354,321
Utilities 3.9%
Gas Utilities 1.3%
ENN Energy Holdings Ltd.	484,000	2,398,294
Independent Power Producers & Energy Traders 1.6%
China Resources Power Holdings Co., Ltd.	402,000	920,570
Huaneng Power International, Inc., Class H	2,068,000	2,055,989
Total		2,976,559
Water Utilities 1.0%
Guangdong Investment Ltd.	2,110,000	1,744,571
Total Utilities		7,119,424
Total Common Stocks (Cost: $115,661,601)		180,247,146

Money Market Funds 0.9%

Columbia Short-Term Cash Fund, 0.097%(b)(c)	1,703,539	1,703,539
Total Money Market Funds (Cost: $1,703,539)		1,703,539
Total Investments (Cost: $117,365,140)		181,950,685
Other Assets & Liabilities, Net		(599,953)
Net Assets		181,350,732

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments (continued)

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,577,521	62,147,293	(62,021,275)	1,703,539	1,802	1,703,539

Abbreviation Legend

ADR  American Depositary Receipt

ADS  American Depositary Share

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Greater China Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	6,601,740	19,318,912	—	25,920,652
Consumer Staples	—	8,850,946	—	8,850,946
Energy	—	24,520,999	—	24,520,999
Financials	—	58,265,211	—	58,265,211
Health Care	3,002,928	4,832,854	—	7,835,782
Industrials	—	10,010,806	—	10,010,806
Information Technology	5,756,822	18,615,166	—	24,371,988
Materials	—	1,997,017	—	1,997,017
Telecommunication Services	—	11,354,321	—	11,354,321
Utilities	—	7,119,424	—	7,119,424
Total Equity Securities	15,361,490	164,885,656	—	180,247,146
Mutual Funds
Money Market Funds	1,703,539	—	—	1,703,539
Total Mutual Funds	1,703,539	—	—	1,703,539
Total	17,065,029	164,885,656	—	181,950,685

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Greater China Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $115,661,601)	$180,247,146
Affiliated issuers (identified cost $1,703,539)	1,703,539
Total investments (identified cost $117,365,140)	181,950,685
Foreign currency (identified cost $0)	680,351
Receivable for:
Investments sold	1,345,772
Capital shares sold	46,770
Dividends	164,677
Prepaid expenses	2,298
Trustees' deferred compensation plan	31,137
Total assets	184,221,690
Liabilities
Payable for:
Investments purchased	2,586,961
Capital shares purchased	166,202
Investment management fees	4,424
Distribution and/or service fees	1,116
Transfer agent fees	23,115
Administration fees	407
Chief compliance officer expenses	52
Other expenses	57,544
Trustees' deferred compensation plan	31,137
Total liabilities	2,870,958
Net assets applicable to outstanding capital stock	$181,350,732
Represented by
Paid-in capital	$102,410,440
Undistributed net investment income	1,885,121
Accumulated net realized gain	12,469,675
Unrealized appreciation (depreciation) on:
Investments	64,585,545
Foreign currency translations	(49)
Total — representing net assets applicable to outstanding capital stock	$181,350,732

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Greater China Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$78,119,062
Shares outstanding	1,600,790
Net asset value per share	$48.80
Maximum offering price per share(a)	$51.78
Class B
Net assets	$4,264,761
Shares outstanding	92,239
Net asset value per share	$46.24
Class C
Net assets	$17,055,528
Shares outstanding	363,315
Net asset value per share	$46.94
Class I
Net assets	$52,946,310
Shares outstanding	1,032,030
Net asset value per share	$51.30
Class R4
Net assets	$11,806
Shares outstanding	228
Net asset value per share(b)	$51.71
Class R5
Net assets	$2,649
Shares outstanding	51
Net asset value per share(b)	$51.76
Class W
Net assets	$2,800
Shares outstanding	57
Net asset value per share(b)	$48.82
Class Z
Net assets	$28,947,816
Shares outstanding	565,872
Net asset value per share	$51.16

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Greater China Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$5,653,049
Dividends — affiliated issuers	1,802
Interest	3
Income from securities lending — net	35,173
Foreign taxes withheld	(455,532)
Total income	5,234,495
Expenses:
Investment management fees	1,833,662
Distribution and/or service fees
Class A	204,593
Class B	52,588
Class C	194,289
Class W	7
Transfer agent fees
Class A	165,196
Class B	10,594
Class C	39,186
Class R4(a)	9
Class R5(b)	1
Class W	4
Class Z	63,231
Administration fees	168,613
Compensation of board members	21,762
Custodian fees	51,966
Printing and postage fees	84,993
Registration fees	75,740
Professional fees	44,015
Chief compliance officer expenses	174
Other	21,776
Total expenses	3,032,399
Expense reductions	(1,204)
Total net expenses	3,031,195
Net investment income	2,203,300
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	20,127,543
Foreign currency translations	(1,399)
Net realized gain	20,126,144
Net change in unrealized appreciation (depreciation) on:
Investments	11,619,759
Foreign currency translations	(61)
Net change in unrealized appreciation (depreciation)	11,619,698
Net realized and unrealized gain	31,745,842
Net increase in net assets resulting from operations	$33,949,142

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Greater China Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)(b)	Year Ended August 31, 2012(c)
Operations
Net investment income	$2,203,300	$2,585,556
Net realized gain (loss)	20,126,144	(5,651,893)
Net change in unrealized appreciation (depreciation)	11,619,698	(24,883,712)
Net increase (decrease) in net assets resulting from operations	33,949,142	(27,950,049)
Distributions to shareholders
Net investment income
Class A	(945,413)	(95,694)
Class B	(23,715)	—
Class C	(82,750)	—
Class I	(1,089,184)	(315,543)
Class R5	(35)	—
Class W	(32)	—
Class Z	(413,305)	(175,192)
Net realized gains
Class A	—	(4,895,233)
Class B	—	(571,491)
Class C	—	(1,483,438)
Class I	—	(4,251,213)
Class Z	—	(2,229,930)
Total distributions to shareholders	(2,554,434)	(14,017,734)
Increase (decrease) in net assets from capital stock activity	(51,596,422)	29,558,357
Total decrease in net assets	(20,201,714)	(12,409,426)
Net assets at beginning of year	201,552,446	213,961,872
Net assets at end of year	$181,350,732	$201,552,446
Undistributed net investment income	$1,885,121	$2,503,442

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(c) Class W shares are for the period from June 18, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Greater China Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)(b)		Year Ended August 31, 2012(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	237,091	11,257,322	263,332	11,950,251
Distributions reinvested	16,934	816,550	102,174	4,132,927
Redemptions	(475,341)	(22,538,902)	(529,763)	(23,675,554)
Net decrease	(221,316)	(10,465,030)	(164,257)	(7,592,376)
Class B shares
Subscriptions	105	4,811	2,747	109,479
Distributions reinvested	395	18,146	9,574	369,086
Redemptions(d)	(52,861)	(2,364,714)	(141,425)	(6,084,993)
Net decrease	(52,361)	(2,341,757)	(129,104)	(5,606,428)
Class C shares
Subscriptions	13,076	607,853	29,732	1,258,930
Distributions reinvested	1,279	59,624	26,356	1,031,593
Redemptions	(154,682)	(7,002,047)	(167,590)	(7,224,467)
Net decrease	(140,327)	(6,334,570)	(111,502)	(4,933,944)
Class I shares
Subscriptions	29,806	1,423,893	1,443,525	72,093,909
Distributions reinvested	21,555	1,089,152	107,856	4,566,638
Redemptions	(592,463)	(30,197,569)	(325,529)	(15,923,851)
Net increase (decrease)	(541,102)	(27,684,524)	1,225,852	60,736,696
Class R4 shares
Subscriptions	228	11,108	—	—
Net increase	228	11,108	—	—
Class R5 shares
Subscriptions	51	2,500	—	—
Net increase	51	2,500	—	—
Class W shares
Subscriptions	—	—	57	2,500
Net increase	—	—	57	2,500
Class Z shares
Subscriptions	201,119	9,930,032	108,920	5,075,749
Distributions reinvested	5,843	294,856	31,619	1,337,189
Redemptions	(302,689)	(15,009,037)	(421,034)	(19,461,029)
Net decrease	(95,727)	(4,784,149)	(280,495)	(13,048,091)
Total net increase (decrease)	(1,050,554)	(51,596,422)	540,551	29,558,357

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(c) Class W shares are for the period from June 18, 2012 (commencement of operations) to August 31, 2012.

(d) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Greater China Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$42.08		$51.02		$51.35		$44.30		$46.54
Income from investment operations:
Net investment income	0.44		0.50		0.15		0.17		0.34
Net realized and unrealized gain (loss)	6.81		(6.83)		1.05		7.06		(2.08)
Total from investment operations	7.25		(6.33)		1.20		7.23		(1.74)
Less distributions to shareholders:
Net investment income	(0.53)		(0.05)		(0.17)		(0.22)		—
Net realized gains	—		(2.56)		(1.36)		—		(0.54)
Total distributions to shareholders	(0.53)		(2.61)		(1.53)		(0.22)		(0.54)
Proceeds from regulatory settlements	—		—		—		0.03		0.02
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.01		0.02
Net asset value, end of period	$48.80		$42.08		$51.02		$51.35		$44.30
Total return	17.24%		(12.20%)		2.03%		16.42%		(3.30%)
Ratios to average net assets(a)(b)
Total gross expenses	1.54%		1.53%		1.58	%(c)	1.62	%(c)	1.69	%(c)
Total net expenses(d)	1.54	%(e)	1.53	%(e)	1.58	%(c)(e)	1.62	%(c)(e)	1.69	%(c)(e)
Net investment income	0.94%		1.11%		0.26%		0.33%		0.96%
Supplemental data
Net assets, end of period (in thousands)	$78,119		$76,683		$101,344		$116,870		$122,314
Portfolio turnover	39%		38%		36%		23%		39%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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16

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$39.90		$48.83		$49.42		$42.77		$45.29
Income from investment operations:
Net investment income (loss)	0.04		0.10		(0.28)		(0.20)		0.07
Net realized and unrealized gain (loss)	6.49		(6.47)		1.05		6.81		(2.09)
Total from investment operations	6.53		(6.37)		0.77		6.61		(2.02)
Less distributions to shareholders:
Net investment income	(0.19)		—		—		—		—
Net realized gains	—		(2.56)		(1.36)		—		(0.54)
Total distributions to shareholders	(0.19)		(2.56)		(1.36)		—		(0.54)
Proceeds from regulatory settlements	—		—		—		0.03		0.02
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.01		0.02
Net asset value, end of period	$46.24		$39.90		$48.83		$49.42		$42.77
Total return	16.36%		(12.86%)		1.27%		15.55%		(4.02%)
Ratios to average net assets(a)(b)
Total gross expenses	2.29%		2.28%		2.33	%(c)	2.37	%(c)	2.44	%(c)
Total net expenses(d)	2.29	%(e)	2.28	%(e)	2.33	%(c)(e)	2.37	%(c)(e)	2.44	%(c)(e)
Net investment income (loss)	0.09%		0.22%		(0.50%)		(0.42%)		0.21%
Supplemental data
Net assets, end of period (in thousands)	$4,265		$5,769		$13,364		$16,718		$17,813
Portfolio turnover	39%		38%		36%		23%		39%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$40.51		$49.52		$50.10		$43.36		$45.89
Income from investment operations:
Net investment income (loss)	0.07		0.14		(0.28)		(0.21)		0.09
Net realized and unrealized gain (loss)	6.55		(6.59)		1.06		6.91		(2.12)
Total from investment operations	6.62		(6.45)		0.78		6.70		(2.03)
Less distributions to shareholders:
Net investment income	(0.19)		—		—		—		—
Net realized gains	—		(2.56)		(1.36)		—		(0.54)
Total distributions to shareholders	(0.19)		(2.56)		(1.36)		—		(0.54)
Proceeds from regulatory settlements	—		—		—		0.03		0.02
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.01		0.02
Net asset value, end of period	$46.94		$40.51		$49.52		$50.10		$43.36
Total return	16.33%		(12.84%)		1.28%		15.54%		(3.99%)
Ratios to average net assets(a)(b)
Total gross expenses	2.29%		2.28%		2.33	%(c)	2.37	%(c)	2.44	%(c)
Total net expenses(d)	2.29	%(e)	2.28	%(e)	2.33	%(c)(e)	2.37	%(c)(e)	2.44	%(c)(e)
Net investment income (loss)	0.15%		0.33%		(0.50%)		(0.43%)		0.24%
Supplemental data
Net assets, end of period (in thousands)	$17,056		$20,401		$30,461		$36,371		$36,395
Portfolio turnover	39%		38%		36%		23%		39%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$44.20	$53.36		$57.86
Income from investment operations:
Net investment income	0.70	0.73		0.09
Net realized and unrealized gain (loss)	7.13	(7.14)		(4.59)
Total from investment operations	7.83	(6.41)		(4.50)
Less distributions to shareholders:
Net investment income	(0.73)	(0.19)		—
Net realized gains	—	(2.56)		—
Total distributions to shareholders	(0.73)	(2.75)		—
Net asset value, end of period	$51.30	$44.20		$53.36
Total return	17.75%	(11.78%)		(7.78%)
Ratios to average net assets(b)(c)
Total gross expenses	1.09%	1.08%		3.00	%(d)(e)
Total net expenses(f)	1.09%	1.08	%(g)	1.56	%(d)(e)(g)
Net investment income	1.41%	1.57%		2.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$52,946	$69,532		$18,532
Portfolio turnover	39%	38%		36%

Notes to Financial Highlights

(a)  For the period from August 2, 2011 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Greater China Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$49.17
Income from investment operations:
Net investment income	0.88
Net realized and unrealized gain	1.66
Total from investment operations	2.54
Net asset value, end of period	$51.71
Total return	5.17%
Ratios to average net assets(b)
Total gross expenses	1.32	%(c)
Total net expenses(d)	1.32	%(c)(e)
Net investment income	4.00	%(c)
Supplemental data
Net assets, end of period (in thousands)	$12
Portfolio turnover	39%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Greater China Fund

Financial Highlights (continued)

Class R5	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$48.84
Income from investment operations:
Net investment income	0.63
Net realized and unrealized gain	2.97
Total from investment operations	3.60
Less distributions to shareholders:
Net investment income	(0.68)
Total distributions to shareholders	(0.68)
Net asset value, end of period	$51.76
Total return	7.40%
Ratios to average net assets(b)
Total gross expenses	1.16	%(c)
Total net expenses(d)	1.16	%(c)
Net investment income	1.53	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	39%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2013		2012(a)
Per share data
Net asset value, beginning of period	$42.10		$43.58
Income from investment operations:
Net investment income (loss)	0.51		(0.05)
Net realized and unrealized gain (loss)	6.77		(1.43)
Total from investment operations	7.28		(1.48)
Less distributions to shareholders:
Net investment income	(0.56)		—
Total distributions to shareholders	(0.56)		—
Net asset value, end of period	$48.82		$42.10
Total return	17.30%		(3.40%)
Ratios to average net assets(b)(c)
Total gross expenses	1.49%		1.47	%(d)
Total net expenses(e)	1.49	%(f)	1.47	%(d)
Net investment income (loss)	1.07%		(0.55	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$2
Portfolio turnover	39%		38%

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to August 31, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Greater China Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$44.08		$53.35		$53.60		$46.20		$48.38
Income from investment operations:
Net investment income	0.59		0.63		0.53		0.30		0.44
Net realized and unrealized gain (loss)	7.13		(7.14)		0.87		7.37		(2.12)
Total from investment operations	7.72		(6.51)		1.40		7.67		(1.68)
Less distributions to shareholders:
Net investment income	(0.64)		(0.20)		(0.29)		(0.31)		—
Net realized gains	—		(2.56)		(1.36)		—		(0.54)
Total distributions to shareholders	(0.64)		(2.76)		(1.65)		(0.31)		(0.54)
Proceeds from regulatory settlements	—		—		—		0.03		0.02
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.01		0.02
Net asset value, end of period	$51.16		$44.08		$53.35		$53.60		$46.20
Total return	17.54%		(11.98%)		2.31%		16.71%		(3.05%)
Ratios to average net assets(a)(b)
Total gross expenses	1.29%		1.28%		1.31	%(c)	1.37	%(c)	1.44	%(c)
Total net expenses(d)	1.29	%(e)	1.28	%(e)	1.31	%(c)(e)	1.37	%(c)(e)	1.44	%(c)(e)
Net investment income	1.18%		1.34%		0.88%		0.58%		1.17%
Supplemental data
Net assets, end of period (in thousands)	$28,948		$29,165		$50,261		$55,021		$47,266
Portfolio turnover	39%		38%		36%		23%		39%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Greater China Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy

Annual Report 2013
24

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2013

adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2013
25

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2013

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.68% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

Annual Report 2013
26

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2013

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20	*
Class R5	0.05	*
Class W	0.16
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $1,204.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $31,777 for Class A, $6,901 for Class B and $792 for Class C shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

(excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2013 through December 31, 2013		Prior to January 1, 2013
Class A	1.88%		1.93%
Class B	2.63		2.68
Class C	2.63		2.68
Class I	1.50		1.56
Class R4	1.63	*	—
Class R5	1.55		1.61
Class W	1.88		1.93
Class Z	1.63		1.68

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do

Annual Report 2013
27

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2013

not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(267,187)
Accumulated net realized gain	(1,866,274)
Paid-in capital	2,133,461

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2013	2012
Ordinary income	$2,554,434	$610,716
Long-term capital gains	—	13,407,018
Total	$2,554,434	$14,017,734

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,916,258
Undistributed accumulated long-term gain	13,465,380
Unrealized appreciation	63,589,840

At August 31, 2013, the cost of investments for federal income tax purposes was $118,360,845 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$65,328,143
Unrealized depreciation	(1,738,303)
Net unrealized appreciation	$63,589,840

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $81,635,086 and $133,290,432, respectively, for the year ended August 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2013, one unaffiliated shareholder account owned 11.0 % of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 27.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2013
28

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2013

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2013
29

Columbia Greater China Fund

Notes to Financial Statements (continued)

August 31, 2013

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
30

Columbia Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

Annual Report 2013
31

Columbia Greater China Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Capital Gain Dividend	$16,099,706
Foreign Taxes Paid	$455,532
Foreign Source Income	$5,636,007

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013
32

Columbia Greater China Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
33

Columbia Greater China Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
34

Columbia Greater China Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
35

Columbia Greater China Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Greater China Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
36

Columbia Greater China Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the fifty-fourth, forty-third and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
37

Columbia Greater China Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that [to be tailored for each Fund]'s actual management fee and net expense ratio are ranked in the second and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
38

Columbia Greater China Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
39

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Annual Report 2013
40

Columbia Greater China Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Greater China Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN158_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Mid Cap Growth Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Mid Cap Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	41
Federal Income Tax Information	42
Trustees and Officers	43
Board Consideration and Approval of Advisory Agreement	46
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Mid Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Mid Cap Growth Fund (the Fund) Class A shares returned 16.60% excluding sales charges for the 12-month period that ended August 31, 2013.

>  The Fund underperformed its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index, which returned 23.97% and 24.91%, respectively, for the same 12-month period.

>  In an environment that favored companies with lower valuations, slower growth, higher dividends and higher leverage, the Fund's emphasis on higher quality companies generally accounted for its shortfall versus both benchmarks.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		16.60	7.04	8.40
Including sales charges		9.90	5.78	7.76
Class B	11/01/02
Excluding sales charges		15.68	6.22	7.58
Including sales charges		10.68	5.90	7.58
Class C*	10/13/03
Excluding sales charges		15.71	6.24	7.61
Including sales charges		14.71	6.24	7.61
Class I*	09/27/10	17.08	7.42	8.74
Class K*	02/28/13	16.74	7.19	8.57
Class R*	01/23/06	16.27	6.76	8.15
Class R4*	11/08/12	16.75	7.29	8.67
Class R5*	03/07/11	16.94	7.38	8.72
Class T	11/01/02
Excluding sales charges		16.51	6.98	8.35
Including sales charges		9.81	5.72	7.71
Class W*	09/27/10	16.59	7.05	8.43
Class Y*	07/15/09	17.09	7.40	8.73
Class Z	11/20/85	16.84	7.30	8.68
Russell Midcap Growth Index		23.97	9.14	9.42
Russell Midcap Index		24.91	9.08	10.14

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*  The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Mid Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Mid Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 16.60% excluding sales charges. The Fund underperformed its benchmarks, the Russell Midcap Growth Index and the Russell Midcap Index, which returned 23.97% and 24.91%, respectively, for the same 12-month period. Stock selection generally accounted for the shortfall versus both benchmarks. Stock selection in the health care and consumer discretionary sectors was a particular drag on results. During the period, the market favored companies with lower valuations, slower growth potential, higher dividends and higher leverage. The Fund tends to emphasize higher quality companies, with higher growth potential, attractive valuations and sufficient cash flow to support future growth.

Economy Poised to Break out of Doldrums

Concerns about the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria clouded the outlook during the 12-month period ended August 31, 2013. However, steady job growth and a solid rebound in the housing market helped keep economic growth afloat. Pent-up demand, low mortgage rates and an improving labor market have worked to lift home sales. After a brief pullback in the manufacturing sector, manufacturing activity picked up late in the period — a sign that the economy has the potential to break out of the doldrums if confidence rises among consumers and businesses alike. Consumer spending growth has slowed to a crawl, but business surveys and recent demand measures hint that business could be ready to pick up the pace of spending later this year. Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. However, these sectors pulled back in July and August as civil war in Syria intensified and the Federal Reserve began to talk about removing some of its support.

Stock Selection Detracted from Return

Stock selection generally accounted for the Fund's shortfall relative to the Russell MidCap Growth Index, with the most significant disappointments in the consumer discretionary and health care sectors, where the Fund lost ground on top-performing stocks it did not own. In the consumer discretionary sector, the Fund did not fully enjoy the outsized gains from Tesla Motors, which skyrocketed during the period. We had only a small position in the stock, which was added late in the period. Tesla is an electric vehicle manufacturer whose cars are attempting to upend the automotive industry paradigm that a tradeoff exists between vehicle performance and efficiency. The company's stock began its rise after the company said it had sold enough cars to put it on a pace to outsell other luxury brands. The Fund also missed out on a portion of the significant gains generated by Vertex Pharmaceuticals, which rallied on news that one of its drug trials showed significant improvements in lung function among patients with cystic fibrosis. In addition, certain health care stocks that have driven outperformance in prior periods fell behind during this 12-month period, as investors realized gains in the face of uncertainty regarding the impact of tax hikes and enforced spending cuts. Alexion Pharmaceuticals and Edwards Lifesciences are two such names that detracted from performance during the period.

Portfolio Management

George Myers, CFA

Brian Neigut

James King*

William Chamberlain, CFA*

*Effective September 12, 2013, Mr. King and Mr. Chamberlain assumed responsibility for the day-to-day portfolio management of the Fund, replacing Wayne Collette and Lawrence Lin.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Mid Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Solid Results from Financials, Utilities and Telecommunication Services

Stock selection in financials, utilities and telecommunication services made a positive contribution to the Fund's performance relative to its Russell Midcap Growth Index. Within financials, a significant overweight relative to the Russell Midcap Growth Index in Moody's Corporation aided results as the stock was the top performer in the Fund for the period. Historically low interest rates that created attractive debt issuance costs aided Moody's high margin credit rating business. The company also increased its dividend and share buybacks, both of which were well-received by investors. The Fund's exposure to ITC Holdings, its only position in the utilities sector, was significantly larger than the Russell Midcap Growth Index, which benefited the Fund's relative results with its solid return. The company is the largest independent electricity transmission company in the United States. In telecommunication services, an overweight relative to the Russell Midcap Growth Index in SBA Communications, which owns and operates wireless telecommunications towers, also aided relative performance.

The top individual stock contributor in the portfolio for the period was Onyx Pharmaceuticals. The biotech company, which focuses on the development and commercialization of innovative therapies to improve the lives of cancer patients, rallied on news that it is set to be acquired by Amgen Pharmaceuticals. We sold the stock prior to the end of the period. Other top contributors included Charter Communications and Splunk. Charter Communications, which provides cable services to residential and commercial customers in the United States, reported solid results in the period, the first strong evidence that the turnaround being led by former Cablevision COO Tom Rutledge is beginning to yield results. Splunk provides software that collects and indexes data regardless of format or source, and enables users to search, correlate, analyze, monitor and report on this data, all in real time. Splunk's stock rallied despite a challenging IT spending environment. The company has successfully tapped into the strong secular trend of "big data" — data sets so large and complex that it becomes difficult to process using normal database management tools or traditional data processing applications.

Fund Positioning and Activity

In general, we aim to maintain sector weights that are similar to those of the Russell Midcap Growth Index. Typically, a slight sector over or underweight is more of a reflection of bottom-up stock selection than any top-down call we are making on one sector versus another. Over the course of this 12-month period, the Fund maintained slight overweights in the energy, financials and materials sectors and underweights in the industrials, consumer staples, information technology and consumer discretionary sectors. The overweight in financials represents a change from the beginning of the period, when financials were underweight relative to the Russell Midcap Growth Index. The overweight in the energy sector helped performance, as did the underweight in information technology. On the downside, underweights in consumer staples and consumer discretionary detracted from performance.

Top Ten Holdings (%) (at August 31, 2013)
Sherwin-Williams Co. (The)	2.2
Affiliated Managers Group, Inc.	1.6
Alliance Data Systems Corp.	1.5
Intuit, Inc.	1.5
Starwood Hotels & Resorts Worldwide, Inc.	1.5
Delphi Automotive PLC	1.5
Cameron International Corp.	1.4
Actavis, Inc.	1.3
Delta Air Lines, Inc.	1.3
SBA Communications Corp., Class A	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2013)
Common Stocks	98.3
Consumer Discretionary	23.5
Consumer Staples	6.2
Energy	6.4
Financials	9.8
Health Care	13.1
Industrials	14.2
Information Technology	16.3
Materials	6.6
Telecommunication Services	1.3
Utilities	0.9
Money Market Funds	1.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Mid Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

While stocks have held up well during the most recent reporting season, the environment faced by the corporate sector currently looks more like an ebbing than a rising tide. In the absence of a rising tide, investors have appeared satisfied with companies that meet subdued expectations. Price gains have gone mostly to firms that gained market share, capitalized on pockets of sales growth or overcame skepticism that had built up over the period. So while earnings gains have been somewhat uninspiring, we bottom-up stock pickers are probably finding a bit more inspiration than those investors focused on macroeconomic trends. With growth hard to come by, our focus will continue to be on company-specific factors, such as market share and capital deployment, to help us identify businesses that we believe are poised to outperform.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
6

Columbia Mid Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.30	1,019.05	6.32	6.07	1.20
Class B	1,000.00	1,000.00	1,095.00	1,015.29	10.24	9.85	1.95
Class C	1,000.00	1,000.00	1,095.50	1,015.29	10.24	9.85	1.95
Class I	1,000.00	1,000.00	1,101.70	1,021.26	4.00	3.85	0.76
Class K	1,000.00	1,000.00	1,100.10	1,019.80	5.50	5.32	1.05
Class R	1,000.00	1,000.00	1,097.90	1,017.80	7.63	7.33	1.45
Class R4	1,000.00	1,000.00	1,099.40	1,020.31	5.00	4.81	0.95
Class R5	1,000.00	1,000.00	1,101.50	1,020.96	4.32	4.15	0.82
Class T	1,000.00	1,000.00	1,098.70	1,018.80	6.58	6.33	1.25
Class W	1,000.00	1,000.00	1,099.60	1,019.00	6.37	6.12	1.21
Class Y	1,000.00	1,000.00	1,102.00	1,020.91	4.37	4.20	0.83
Class Z	1,000.00	1,000.00	1,100.40	1,020.31	5.00	4.81	0.95

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
7

Columbia Mid Cap Growth Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%

Issuer	Shares	Value ($)
Consumer Discretionary 23.5%
Auto Components 2.1%
BorgWarner, Inc.	186,110	17,974,504
Delphi Automotive PLC	689,513	37,937,005
Total		55,911,509
Automobiles 0.2%
Tesla Motors, Inc.(a)	36,190	6,116,110
Distributors 0.8%
LKQ Corp.(a)	665,407	19,456,501
Hotels, Restaurants & Leisure 4.1%
Chipotle Mexican Grill, Inc.(a)	40,160	16,392,107
Dunkin' Brands Group, Inc.	370,730	15,974,756
SeaWorld Entertainment, Inc.	536,028	16,043,318
Starwood Hotels & Resorts Worldwide, Inc.	595,376	38,068,342
Wynn Resorts Ltd.	150,658	21,248,804
Total		107,727,327
Internet & Catalog Retail 2.6%
Expedia, Inc.	290,845	13,599,912
Netflix, Inc.(a)	101,210	28,734,531
TripAdvisor, Inc.(a)	368,866	27,285,018
Total		69,619,461
Leisure Equipment & Products 1.1%
Polaris Industries, Inc.	265,635	29,009,998
Media 4.3%
AMC Networks, Inc., Class A(a)	302,540	18,751,429
Charter Communications Operating LLC, Class A(a)	278,355	33,797,864
Discovery Communications, Inc., Class A(a)	438,907	34,019,682
DISH Network Corp., Class A	316,430	14,226,693
Interpublic Group of Companies, Inc. (The)	855,750	13,452,390
Total		114,248,058
Multiline Retail 1.9%
Dollar Tree, Inc.(a)	614,406	32,379,196
Macy's, Inc.	422,989	18,793,401
Total		51,172,597
Specialty Retail 3.7%
AutoZone, Inc.(a)	52,676	22,120,759
Foot Locker, Inc.	508,339	16,368,516

Common Stocks (continued)

Issuer	Shares	Value ($)
PetSmart, Inc.	187,102	13,177,594
TJX Companies, Inc.	356,943	18,818,035
Ulta Salon Cosmetics & Fragrance, Inc.(a)	271,484	26,942,072
Total		97,426,976
Textiles, Apparel & Luxury Goods 2.7%
lululemon athletica, Inc.(a)	262,130	18,569,289
Michael Kors Holdings Ltd.(a)	408,362	30,255,541
VF Corp.	122,880	23,004,365
Total		71,829,195
Total Consumer Discretionary		622,517,732
Consumer Staples 6.2%
Beverages 1.8%
Constellation Brands, Inc., Class A(a)	535,730	29,063,353
Monster Beverage Corp.(a)	301,532	17,304,921
Total		46,368,274
Food & Staples Retailing 1.5%
Kroger Co. (The)	598,950	21,921,570
Whole Foods Market, Inc.	352,734	18,606,718
Total		40,528,288
Food Products 2.4%
Green Mountain Coffee Roasters, Inc.(a)	181,670	15,679,938
Hershey Co. (The)	290,159	26,680,120
Mead Johnson Nutrition Co.	286,067	21,463,607
Total		63,823,665
Personal Products 0.5%
Herbalife Ltd.	217,801	13,288,039
Total Consumer Staples		164,008,266
Energy 6.4%
Energy Equipment & Services 2.6%
Cameron International Corp.(a)	629,675	35,759,244
Oceaneering International, Inc.	253,121	19,637,127
Seadrill Ltd.	325,170	15,042,364
Total		70,438,735
Oil, Gas & Consumable Fuels 3.8%
Cabot Oil & Gas Corp.	682,006	26,686,895
Cobalt International Energy, Inc.(a)	420,000	10,248,000
Concho Resources, Inc.(a)	147,367	14,222,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Continental Resources, Inc.(a)	144,861	13,364,876
Gulfport Energy Corp.(a)	296,808	17,511,672
SM Energy Co.	259,330	17,717,425
Total		99,751,257
Total Energy		170,189,992
Financials 9.8%
Capital Markets 1.6%
Affiliated Managers Group, Inc.(a)	244,156	42,561,274
Commercial Banks 1.7%
BankUnited, Inc.	475,417	14,048,572
First Republic Bank	317,192	14,045,262
Signature Bank(a)	192,811	16,913,381
Total		45,007,215
Diversified Financial Services 2.0%
IntercontinentalExchange, Inc.(a)	99,924	17,961,339
McGraw Hill Financial, Inc.	295,090	17,224,403
Moody's Corp.	306,649	19,490,611
Total		54,676,353
Real Estate Investment Trusts (REITs) 2.6%
Alexandria Real Estate Equities, Inc.	199,260	12,288,364
Home Properties, Inc.	273,099	15,757,812
Plum Creek Timber Co., Inc.	384,416	17,033,473
Rayonier, Inc.	439,081	24,254,835
Total		69,334,484
Real Estate Management & Development 1.3%
CBRE Group, Inc., Class A(a)	736,604	16,109,529
Realogy Holdings Corp.(a)	416,790	17,642,721
Total		33,752,250
Thrifts & Mortgage Finance 0.6%
Ocwen Financial Corp.(a)	307,795	15,525,180
Total Financials		260,856,756
Health Care 13.1%
Biotechnology 3.4%
Alexion Pharmaceuticals, Inc.(a)	187,354	20,189,267
Ariad Pharmaceuticals, Inc.(a)	980,825	18,243,345
Pharmacyclics, Inc.(a)	187,040	20,854,960
Vertex Pharmaceuticals, Inc.(a)	397,090	29,841,314
Total		89,128,886

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.7%
Sirona Dental Systems, Inc.(a)	310,060	20,082,586
Health Care Providers & Services 3.6%
Brookdale Senior Living, Inc.(a)	861,915	21,565,113
Cardinal Health, Inc.	426,370	21,437,884
Catamaran Corp.(a)	461,881	25,361,886
CHS/Community Health Systems, Inc.	318,170	12,491,354
DaVita HealthCare Partners, Inc.(a)	137,550	14,788,000
Total		95,644,237
Health Care Technology 1.4%
Cerner Corp.(a)	520,432	23,971,098
HMS Holdings Corp.(a)	572,047	14,295,455
Total		38,266,553
Life Sciences Tools & Services 1.5%
Illumina, Inc.(a)	254,270	19,792,377
Waters Corp.(a)	192,160	18,995,016
Total		38,787,393
Pharmaceuticals 2.5%
Actavis, Inc.(a)	256,772	34,710,439
Perrigo Co.	263,855	32,071,575
Total		66,782,014
Total Health Care		348,691,669
Industrials 14.2%
Aerospace & Defense 0.6%
TransDigm Group, Inc.	118,470	16,230,390
Airlines 1.3%
Delta Air Lines, Inc.	1,755,665	34,639,270
Building Products 1.1%
Fortune Brands Home & Security, Inc.	774,000	28,514,160
Commercial Services & Supplies 0.8%
Stericycle, Inc.(a)	188,913	21,264,047
Construction & Engineering 0.6%
KBR, Inc.	540,631	16,143,242
Electrical Equipment 1.8%
AMETEK, Inc.	568,183	24,386,415
Rockwell Automation, Inc.	244,723	23,794,417
Total		48,180,832

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 2.2%
Cummins, Inc.	110,214	13,578,365
Ingersoll-Rand PLC	404,210	23,904,979
Pall Corp.	291,230	20,135,642
Total		57,618,986
Professional Services 2.0%
Equifax, Inc.	218,550	12,914,120
IHS, Inc., Class A(a)	122,340	13,108,731
Verisk Analytics, Inc., Class A(a)	450,151	27,990,389
Total		54,013,240
Road & Rail 2.2%
CSX Corp.	646,953	15,921,513
JB Hunt Transport Services, Inc.	254,515	18,325,080
Kansas City Southern	221,592	23,360,229
Total		57,606,822
Trading Companies & Distributors 1.6%
United Rentals, Inc.(a)	351,548	19,254,284
WW Grainger, Inc.	90,228	22,317,896
Total		41,572,180
Total Industrials		375,783,169
Information Technology 16.3%
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	165,584	12,546,299
Internet Software & Services 2.8%
CoStar Group, Inc.(a)	125,349	18,615,580
Equinix, Inc.(a)	76,217	13,241,941
LinkedIn Corp., Class A(a)	101,790	24,433,672
Pandora Media, Inc.(a)	567,730	10,457,587
Yelp, Inc.(a)	152,250	7,913,955
Total		74,662,735
IT Services 4.2%
Alliance Data Systems Corp.(a)	197,500	38,650,750
Cognizant Technology Solutions Corp., Class A(a)	207,700	15,224,410
Gartner, Inc.(a)	304,750	17,666,358
Teradata Corp.(a)	416,484	24,389,303
Vantiv, Inc., Class A(a)	535,667	14,146,965
Total		110,077,786

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	312,840	14,478,235
Applied Materials, Inc.	1,013,320	15,209,933
Avago Technologies Ltd.	227,345	8,755,056
Cree, Inc.(a)	118,770	6,590,547
KLA-Tencor Corp.	237,912	13,120,847
Xilinx, Inc.	330,285	14,340,975
Total		72,495,593
Software 6.1%
Citrix Systems, Inc.(a)	238,073	16,848,426
CommVault Systems, Inc.(a)	161,760	13,560,341
Electronic Arts, Inc.(a)	943,080	25,123,651
Informatica Corp.(a)	252,040	9,015,471
Intuit, Inc.	600,145	38,127,212
Salesforce.com, Inc.(a)	466,004	22,894,777
ServiceNow, Inc.(a)	365,150	17,118,232
Splunk, Inc.(a)	336,531	18,579,876
Total		161,267,986
Total Information Technology		431,050,399
Materials 6.6%
Chemicals 3.7%
CF Industries Holdings, Inc.	117,250	22,317,365
Eastman Chemical Co.	254,213	19,320,188
Sherwin-Williams Co. (The)	328,385	56,613,574
Total		98,251,127
Containers & Packaging 1.3%
Crown Holdings, Inc.(a)	384,910	16,728,189
Rock Tenn Co., Class A	150,896	16,766,054
Total		33,494,243
Metals & Mining 0.6%
Royal Gold, Inc.	297,254	17,249,649
Paper & Forest Products 1.0%
International Paper Co.	540,765	25,529,516
Total Materials		174,524,535
Telecommunication Services 1.3%
Wireless Telecommunication Services 1.3%
SBA Communications Corp., Class A(a)	456,351	34,226,325
Total Telecommunication Services		34,226,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 0.9%
Electric Utilities 0.9%
ITC Holdings Corp.	278,531	24,758,621
Total Utilities		24,758,621
Total Common Stocks (Cost: $2,052,864,514)		2,606,607,464

Money Market Funds 1.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(b)(c)	45,743,876	45,743,876
Total Money Market Funds (Cost: $45,743,876)		45,743,876
Total Investments (Cost: $2,098,608,390)		2,652,351,340
Other Assets & Liabilities, Net		1,191,249
Net Assets		2,653,542,589

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	60,584,979	872,423,871	(887,264,974)	45,743,876	59,391	45,743,876

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Mid Cap Growth Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	622,517,732	—	—	622,517,732
Consumer Staples	164,008,266	—	—	164,008,266
Energy	170,189,992	—	—	170,189,992
Financials	260,856,756	—	—	260,856,756
Health Care	348,691,669	—	—	348,691,669
Industrials	375,783,169	—	—	375,783,169
Information Technology	431,050,399	—	—	431,050,399
Materials	174,524,535	—	—	174,524,535
Telecommunication Services	34,226,325	—	—	34,226,325
Utilities	24,758,621	—	—	24,758,621
Total Equity Securities	2,606,607,464	—	—	2,606,607,464
Mutual Funds
Money Market Funds	45,743,876	—	—	45,743,876
Total Mutual Funds	45,743,876	—	—	45,743,876
Total	2,652,351,340	—	—	2,652,351,340

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Mid Cap Growth Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,052,864,514)	$2,606,607,464
Affiliated issuers (identified cost $45,743,876)	45,743,876
Total investments (identified cost $2,098,608,390)	2,652,351,340
Receivable for:
Investments sold	39,783,447
Capital shares sold	756,122
Dividends	2,169,510
Prepaid expenses	32,252
Trustees' deferred compensation plan	83,730
Other assets	2,197
Total assets	2,695,178,598
Liabilities
Payable for:
Investments purchased	39,111,936
Capital shares purchased	1,575,014
Investment management fees	49,279
Distribution and/or service fees	10,018
Transfer agent fees	399,706
Administration fees	3,865
Plan administration fees	90
Compensation of board members	78,416
Chief compliance officer expenses	392
Other expenses	323,563
Trustees' deferred compensation plan	83,730
Total liabilities	41,636,009
Net assets applicable to outstanding capital stock	$2,653,542,589
Represented by
Paid-in capital	$1,994,096,256
Excess of distributions over net investment income	(163,569)
Accumulated net realized gain	105,866,952
Unrealized appreciation (depreciation) on:
Investments	553,742,950
Total — representing net assets applicable to outstanding capital stock	$2,653,542,589

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Mid Cap Growth Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$986,482,089
Shares outstanding	33,003,751
Net asset value per share	$29.89
Maximum offering price per share(a)	$31.71
Class B
Net assets	$17,993,864
Shares outstanding	661,466
Net asset value per share	$27.20
Class C
Net assets	$52,284,283
Shares outstanding	1,915,501
Net asset value per share	$27.30
Class I
Net assets	$240,973,678
Shares outstanding	7,750,972
Net asset value per share	$31.09
Class K
Net assets	$396,297
Shares outstanding	12,828
Net asset value per share	$30.89
Class R
Net assets	$27,574,057
Shares outstanding	941,684
Net asset value per share	$29.28
Class R4
Net assets	$30,058
Shares outstanding	957
Net asset value per share(b)	$31.42
Class R5
Net assets	$3,846,849
Shares outstanding	123,988
Net asset value per share	$31.03
Class T
Net assets	$22,026,849
Shares outstanding	738,590
Net asset value per share	$29.82
Maximum offering price per share(a)	$31.64
Class W
Net assets	$104,751,754
Shares outstanding	3,502,730
Net asset value per share	$29.91

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Mid Cap Growth Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class Y
Net assets	$229,422
Shares outstanding	7,399
Net asset value per share	$31.01
Class Z
Net assets	$1,196,953,389
Shares outstanding	38,719,324
Net asset value per share	$30.91

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Mid Cap Growth Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$20,239,169
Dividends — affiliated issuers	59,391
Interest	174,857
Income from securities lending — net	319,797
Foreign taxes withheld	(10,998)
Total income	20,782,216
Expenses:
Investment management fees	15,698,296
Distribution and/or service fees
Class A	1,551,563
Class B	120,026
Class C	476,978
Class R	133,490
Class T	63,649
Class W	197,722
Transfer agent fees
Class A	1,169,546
Class B	22,664
Class C	89,302
Class K(a)	106
Class R	49,944
Class R4(b)	30
Class R5	460
Class T	39,683
Class W	148,125
Class Y	4
Class Z	2,290,549
Administration fees	1,226,218
Plan administration fees
Class K	531
Compensation of board members	76,628
Custodian fees	23,819
Printing and postage fees	424,179
Registration fees	120,769
Professional fees	88,650
Chief compliance officer expenses	1,640
Other	73,195
Total expenses	24,087,766
Expense reductions	(13,714)
Total net expenses	24,074,052
Net investment loss	(3,291,836)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	250,851,971
Foreign currency translations	2,538
Net realized gain	250,854,509
Net change in unrealized appreciation (depreciation) on:
Investments	109,728,859
Foreign currency translations	(2,947)
Net change in unrealized appreciation (depreciation)	109,725,912
Net realized and unrealized gain	360,580,421
Net increase in net assets resulting from operations	$357,288,585

(a) For the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b) For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)(b)	Year Ended August 31, 2012
Operations
Net investment loss	$(3,291,836)	$(677,356)
Net realized gain	250,854,509	66,339,006
Net change in unrealized appreciation (depreciation)	109,725,912	64,405,118
Net increase in net assets resulting from operations	357,288,585	130,066,768
Distributions to shareholders
Net realized gains
Class A	(9,008,327)	(10,402,453)
Class B	(148,454)	(244,122)
Class C	(1,367,235)	(1,847,175)
Class I	(7,549,768)	(7,452,588)
Class R	(743,840)	(898,218)
Class R4	(72)	—
Class R5	(797)	(68,559)
Class T	(596,346)	(689,253)
Class W	(1,984,787)	(2,109,978)
Class Y	(462)	(1,009)
Class Z	(34,501,877)	(38,781,757)
Total distributions to shareholders	(55,901,965)	(62,495,112)
Increase (decrease) in net assets from capital stock activity	313,216,538	130,317,525
Proceeds from regulatory settlements (Note 6)	—	26,617
Total increase in net assets	614,603,158	197,915,798
Net assets at beginning of year	2,038,939,431	1,841,023,633
Net assets at end of year	$2,653,542,589	$2,038,939,431
Excess of distributions over net investment income	$(163,569)	$(637,724)

(a) Class K shares are for the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)(b)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	2,132,441	60,131,106	3,669,127	93,936,684
Fund merger	22,792,214	634,205,775	—	—
Distributions reinvested	316,741	8,019,884	362,319	9,010,863
Redemptions	(4,742,085)	(132,095,393)	(3,342,581)	(85,793,496)
Net increase	20,499,311	570,261,372	688,865	17,154,051
Class B shares
Subscriptions	10,356	266,150	15,611	364,311
Fund merger	692,621	17,602,015	—	—
Distributions reinvested	5,429	125,783	8,783	202,000
Redemptions(c)	(258,587)	(6,823,327)	(130,645)	(3,092,296)
Net increase (decrease)	449,819	11,170,621	(106,251)	(2,525,985)
Class C shares
Subscriptions	169,335	4,271,385	318,841	7,522,254
Fund merger	327,825	8,360,268	—	—
Distributions reinvested	47,498	1,104,318	61,012	1,407,536
Redemptions	(485,648)	(12,252,188)	(783,350)	(18,459,578)
Net increase (decrease)	59,010	1,483,783	(403,497)	(9,529,788)
Class I shares
Subscriptions	122,602	3,326,010	5,178,378	132,843,374
Fund merger	417	12,034	—	—
Distributions reinvested	287,599	7,549,478	290,650	7,452,275
Redemptions	(2,488,726)	(75,107,256)	(2,448,515)	(64,528,346)
Net increase (decrease)	(2,078,108)	(64,219,734)	3,020,513	75,767,303
Class K shares
Subscriptions	2,379	71,450	—	—
Fund merger	17,936	515,477	—	—
Redemptions	(7,487)	(228,679)	—	—
Net increase	12,828	358,248	—	—
Class R shares
Subscriptions	258,541	6,929,458	571,120	14,387,473
Fund merger	1,849	50,460	—	—
Distributions reinvested	23,306	579,143	24,943	610,857
Redemptions	(328,787)	(8,916,344)	(641,469)	(16,077,744)
Net decrease	(45,091)	(1,357,283)	(45,406)	(1,079,414)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Mid Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)(b)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	675	19,618	—	—
Fund merger	282	8,249	—	—
Net increase	957	27,867	—	—
Class R5 shares
Subscriptions	253,260	7,855,744	—	—
Distributions reinvested	28	728	2,673	68,485
Redemptions	(214,834)	(6,554,386)	(164)	(4,325)
Net increase	38,454	1,302,086	2,509	64,160
Class T shares
Subscriptions	5,163	136,645	12,737	321,169
Distributions reinvested	19,642	496,360	22,729	564,595
Redemptions	(81,218)	(2,232,305)	(100,762)	(2,598,819)
Net decrease	(56,413)	(1,599,300)	(65,296)	(1,713,055)
Class W shares
Subscriptions	1,492,129	42,509,692	1,503,688	38,209,460
Distributions reinvested	78,354	1,984,703	84,803	2,109,887
Redemptions	(591,709)	(16,466,168)	(816,211)	(20,826,294)
Net increase	978,774	28,028,227	772,280	19,493,053
Class Y shares
Subscriptions	6,796	210,137	—	—
Distributions reinvested	—	—	20	511
Redemptions	—	—	(639)	(17,508)
Net increase (decrease)	6,796	210,137	(619)	(16,997)
Class Z shares
Subscriptions	2,978,798	83,552,744	12,346,093	321,362,441
Fund merger	51,867	1,490,949	—	—
Distributions reinvested	826,522	21,605,284	854,749	21,873,025
Redemptions	(11,931,071)	(339,098,463)	(11,739,452)	(310,531,269)
Net increase (decrease)	(8,073,884)	(232,449,486)	1,461,390	32,704,197
Total net increase	11,792,453	313,216,538	5,324,488	130,317,525

(a) Class K shares are for the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Mid Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$26.41		$25.75		$20.22		$17.58		$23.47
Income from investment operations:
Net investment loss	(0.11)		(0.06)		(0.17)		(0.10)		(0.03)
Net realized and unrealized gain (loss)	4.36		1.55		5.70		2.74		(5.37)
Total from investment operations	4.25		1.49		5.53		2.64		(5.40)
Less distributions to shareholders:
Net realized gains	(0.77)		(0.83)		—		—		(0.49)
Total distributions to shareholders	(0.77)		(0.83)		—		—		(0.49)
Proceeds from regulatory settlements	—		0.00	(a)	0.00	(a)	—		0.00	(a)
Net asset value, end of period	$29.89		$26.41		$25.75		$20.22		$17.58
Total return	16.60%		5.97%		27.35%		15.02%		(22.38%)
Ratios to average net assets(b)(c)
Total gross expenses	1.20%		1.22%		1.19	%(d)	1.23	%(d)	1.26%
Total net expenses(e)	1.20	%(f)	1.22	%(f)	1.19	%(d)(f)	1.23	%(d)(f)	1.26	%(f)
Net investment loss	(0.40%)		(0.22%)		(0.63%)		(0.49%)		(0.20%)
Supplemental data
Net assets, end of period (in thousands)	$986,482		$330,302		$304,214		$65,123		$53,881
Portfolio turnover	109%		141%		138%		137%		160%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$24.29		$23.92		$18.93		$16.59		$22.35
Income from investment operations:
Net investment income (loss)	(0.31)		(0.23)		(0.34)		(0.23)		(0.14)
Net realized and unrealized gain (loss)	3.99		1.43		5.33		2.57		(5.13)
Total from investment operations	3.68		1.20		4.99		2.34		(5.27)
Less distributions to shareholders:
Net realized gains	(0.77)		(0.83)		—		—		(0.49)
Total distributions to shareholders	(0.77)		(0.83)		—		—		(0.49)
Proceeds from regulatory settlements	—		0.00	(a)	0.00	(a)	—		0.00	(a)
Net asset value, end of period	$27.20		$24.29		$23.92		$18.93		$16.59
Total return	15.68%		5.19%		26.36%		14.10%		(22.93%)
Ratios to average net assets(b)(c)
Total gross expenses	1.95%		1.99%		1.95	%(d)	1.98	%(d)	2.01%
Total net expenses(e)	1.95	%(f)	1.99	%(f)	1.95	%(d)(f)	1.98	%(d)(f)	2.01	%(f)
Net investment loss	(1.20%)		(0.99%)		(1.39%)		(1.24%)		(0.95%)
Supplemental data
Net assets, end of period (in thousands)	$17,994		$5,140		$7,604		$5,582		$8,322
Portfolio turnover	109%		141%		138%		137%		160%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$24.37		$23.99		$18.98		$16.63		$22.41
Income from investment operations:
Net investment loss	(0.26)		(0.23)		(0.35)		(0.24)		(0.14)
Net realized and unrealized gain (loss)	3.96		1.44		5.36		2.59		(5.15)
Total from investment operations	3.70		1.21		5.01		2.35		(5.29)
Less distributions to shareholders:
Net realized gains	(0.77)		(0.83)		—		—		(0.49)
Total distributions to shareholders	(0.77)		(0.83)		—		—		(0.49)
Proceeds from regulatory settlements	—		0.00	(a)	0.00	(a)	—		0.00	(a)
Net asset value, end of period	$27.30		$24.37		$23.99		$18.98		$16.63
Total return	15.71%		5.22%		26.40%		14.13%		(22.96%)
Ratios to average net assets(b)(c)
Total gross expenses	1.96%		1.98%		1.94	%(d)	1.98	%(d)	2.01%
Total net expenses(e)	1.96	%(f)	1.98	%(f)	1.94	%(d)(f)	1.98	%(d)(f)	2.01	%(f)
Net investment loss	(1.04%)		(0.98%)		(1.39%)		(1.24%)		(0.95%)
Supplemental data
Net assets, end of period (in thousands)	$52,284		$45,236		$54,224		$9,858		$9,106
Portfolio turnover	109%		141%		138%		137%		160%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$27.33	$26.49	$23.23
Income from investment operations:
Net investment income (loss)	0.05	0.06	(0.06)
Net realized and unrealized gain	4.48	1.61	3.32
Total from investment operations	4.53	1.67	3.26
Less distributions to shareholders:
Net realized gains	(0.77)	(0.83)	—
Total distributions to shareholders	(0.77)	(0.83)	—
Proceeds from regulatory settlements	—	0.00 (b)	0.00	(b)
Net asset value, end of period	$31.09	$27.33	$26.49
Total return	17.08%	6.49%	14.03%
Ratios to average net assets(c)(d)
Total gross expenses	0.77%	0.78%	0.80	%(e)(f)
Total net expenses(g)	0.77%	0.78%	0.80	%(e)(f)(h)
Net investment income (loss)	0.17%	0.23%	(0.22	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$240,974	$268,601	$180,383
Portfolio turnover	109%	141%	138%

Notes to Financial Highlights

(a)  For the period from September 7, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

Class K	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$28.08
Income from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gain	2.87
Total from investment operations	2.81
Net asset value, end of period	$30.89
Total return	10.01%
Ratios to average net assets(b)
Total gross expenses	1.05	%(c)
Total net expenses(d)	1.05	%(c)
Net investment loss	(0.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$396
Portfolio turnover	109%

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$25.96		$25.38		$19.98		$17.42		$23.32
Income from investment operations:
Net investment loss	(0.14)		(0.12)		(0.23)		(0.15)		(0.07)
Net realized and unrealized gain (loss)	4.23		1.53		5.63		2.71		(5.34)
Total from investment operations	4.09		1.41		5.40		2.56		(5.41)
Less distributions to shareholders:
Net realized gains	(0.77)		(0.83)		—		—		(0.49)
Total distributions to shareholders	(0.77)		(0.83)		—		—		(0.49)
Proceeds from regulatory settlements	—		0.00	(a)	0.00	(a)	—		0.00	(a)
Net asset value, end of period	$29.28		$25.96		$25.38		$19.98		$17.42
Total return	16.27%		5.73%		27.03%		14.70%		(22.57%)
Ratios to average net assets(b)(c)
Total gross expenses	1.46%		1.48%		1.44	%(d)	1.48	%(d)	1.51%
Total net expenses(e)	1.46	%(f)	1.48	%(f)	1.44	%(d)(f)	1.48	%(d)(f)	1.51	%(f)
Net investment loss	(0.53%)		(0.48%)		(0.88%)		(0.73%)		(0.45%)
Supplemental data
Net assets, end of period (in thousands)	$27,574		$25,613		$26,196		$5,112		$3,876
Portfolio turnover	109%		141%		138%		137%		160%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$26.58
Income from investment operations:
Net investment loss	(0.09)
Net realized and unrealized gain	5.70
Total from investment operations	5.61
Less distributions to shareholders:
Net realized gains	(0.77)
Total distributions to shareholders	(0.77)
Net asset value, end of period	$31.42
Total return	21.61%
Ratios to average net assets(b)
Total gross expenses	0.96	%(c)
Total net expenses(d)	0.96	%(c)(e)
Net investment loss	(0.41%)
Supplemental data
Net assets, end of period (in thousands)	$30
Portfolio turnover	109%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$27.31	$26.47	$28.05
Income from investment operations:
Net investment income (loss)	(0.04)	0.06	(0.03)
Net realized and unrealized gain (loss)	4.53	1.61	(1.55	)(b)
Total from investment operations	4.49	1.67	(1.58)
Less distributions to shareholders:
Net realized gains	(0.77)	(0.83)	—
Total distributions to shareholders	(0.77)	(0.83)	—
Proceeds from regulatory settlements	—	0.00 (c)	—
Net asset value, end of period	$31.03	$27.31	$26.47
Total return	16.94%	6.50%	(5.63%)
Ratios to average net assets(d)(e)
Total gross expenses	0.81%	0.78%	0.78	%(f)(g)
Total net expenses(h)	0.81%	0.78%	0.78	%(f)(g)(i)
Net investment income (loss)	(0.14%)	0.22%	(0.24	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$3,847	$2,336	$2,198
Portfolio turnover	109%	141%	138%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class T	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$26.37		$25.72		$20.21		$17.58		$23.48
Income from investment operations:
Net investment loss	(0.09)		(0.07)		(0.18)		(0.11)		(0.04)
Net realized and unrealized gain (loss)	4.31		1.55		5.69		2.74		(5.37)
Total from investment operations	4.22		1.48		5.51		2.63		(5.41)
Less distributions to shareholders:
Net realized gains	(0.77)		(0.83)		—		—		(0.49)
Total distributions to shareholders	(0.77)		(0.83)		—		—		(0.49)
Proceeds from regulatory settlements	—		0.00	(a)	0.00	(a)	—		0.00	(a)
Net asset value, end of period	$29.82		$26.37		$25.72		$20.21		$17.58
Total return	16.51%		5.94%		27.26%		14.96%		(22.41%)
Ratios to average net assets(b)(c)
Total gross expenses	1.26%		1.28%		1.26	%(d)	1.28	%(d)	1.31%
Total net expenses(e)	1.26	%(f)	1.28	%(f)	1.26	%(d)(f)	1.28	%(d)(f)	1.31	%(f)
Net investment income	(0.32%)		(0.28%)		(0.69%)		(0.54%)		(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$22,027		$20,965		$22,127		$19,582		$18,847
Portfolio turnover	109%		141%		138%		137%		160%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class W	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$26.43		$25.76		$22.67
Income from investment operations:
Net investment loss	(0.08)		(0.05)		(0.16)
Net realized and unrealized gain	4.33		1.55		3.25
Total from investment operations	4.25		1.50		3.09
Less distributions to shareholders:
Net realized gains	(0.77)		(0.83)		—
Total distributions to shareholders	(0.77)		(0.83)		—
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$29.91		$26.43		$25.76
Total return	16.59%		6.01%		13.63%
Ratios to average net assets(c)(d)
Total gross expenses	1.21%		1.22%		1.19	%(e)(f)
Total net expenses(g)	1.21	%(h)	1.22	%(h)	1.19	%(e)(f)(h)
Net investment loss	(0.28%)		(0.21%)		(0.63	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$104,752		$66,704		$45,119
Portfolio turnover	109%		141%		138%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2013	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$27.26	$26.46	$20.72		$17.98		$16.18
Income from investment operations:
Net investment income	0.07	0.03	(0.04)		(0.03)		0.01
Net realized and unrealized gain	4.45	1.60	5.78		2.80		1.79
Total from investment operations	4.52	1.63	5.74		2.77		1.80
Less distributions to shareholders:
Net investment income	—	—	—		(0.03)		—
Net realized gains	(0.77)	(0.83)	—		—		—
Total distributions to shareholders	(0.77)	(0.83)	—		(0.03)		—
Proceeds from regulatory settlements	—	0.00 (b)	0.00	(b)	—		—
Net asset value, end of period	$31.01	$27.26	$26.46		$20.72		$17.98
Total return	17.09%	6.35%	27.70%		15.43%		11.12%
Ratios to average net assets(c)(d)
Total gross expenses	0.83%	0.88%	0.86	%(f)	0.84	%(f)	0.86	%(e)
Total net expenses(g)	0.83%	0.88%	0.86	%(f)(h)	0.84	%(f)(h)	0.86	%(e)(h)
Net investment income	0.26%	0.10%	(0.15%)		(0.13%)		0.31	%(e)
Supplemental data
Net assets, end of period (in thousands)	$229	$16	$32		$1,013		$3,067
Portfolio turnover	109%	141%	138%		137%		160%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to August 31, 2009.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Mid Cap Growth Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$27.23		$26.45		$20.72		$17.98		$23.92
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	0.01		(0.10)		(0.05)		0.01
Net realized and unrealized gain (loss)	4.45		1.60		5.83		2.80		(5.46)
Total from investment operations	4.45		1.61		5.73		2.75		(5.45)
Less distributions to shareholders:
Net investment income	—		—		—		(0.01)		—
Net realized gains	(0.77)		(0.83)		—		—		(0.49)
Total distributions to shareholders	(0.77)		(0.83)		—		(0.01)		(0.49)
Proceeds from regulatory settlements	—		0.00	(a)	0.00	(a)	—		0.00	(a)
Net asset value, end of period	$30.91		$27.23		$26.45		$20.72		$17.98
Total return	16.84%		6.27%		27.65%		15.29%		(22.16%)
Ratios to average net assets(b)(c)
Total gross expenses	0.96%		0.97%		0.95	%(d)	0.98	%(d)	1.01%
Total net expenses(e)	0.96	%(f)	0.97	%(f)	0.95	%(d)(f)	0.98	%(d)(f)	1.01	%(f)
Net investment income (loss)	(0.01%)		0.03%		(0.39%)		(0.24%)		0.05%
Supplemental data
Net assets, end of period (in thousands)	$1,196,953		$1,274,026		$1,198,927		$986,590		$954,718
Portfolio turnover	109%		141%		138%		137%		160%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia Mid Cap Growth Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges and are closed to new investors. Class K shares commenced operations on February 28, 2013.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2013
32

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2013

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2013
33

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2013

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update

(ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.68% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Annual Report 2013
34

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2013

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Effective March 16, 2013, Class A, Class B, Class C, Class R, Class R4, Class T, Class W and Class Z shares are subject to an annual transfer agent fee limitation of not more than 0.19% of the average daily net assets attributable to each share class. This limitation will expire December 31, 2014. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning November 1, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05	*
Class R	0.19
Class R4	0.19	*
Class R5	0.05
Class T	0.19
Class W	0.19
Class Y	0.02
Class Z	0.19

*Annualized

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $204,501. The liability remaining at August 31, 2013 for non-recurring charges associated with the lease amounted to $102,332 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2013 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,199.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $13,714.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to

Annual Report 2013
35

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2013

Class A, Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended August 31, 2013 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $164,613 for Class A, $4,930 for Class B, $748 for Class C and $69 for Class T shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2013 through December 31, 2013		Prior to January 1, 2013
Class A	1.35%		1.35%
Class B	2.10		2.10
Class C	2.10		2.10
Class I	0.94		0.99
Class K	1.24	*	—
Class R	1.60		1.60
Class R4	1.10		1.10
Class R5	0.99		1.04
Class T	1.40		1.40
Class W	1.35		1.35
Class Y	0.94		1.10
Class Z	1.10		1.10

*Annual rate is contractual from February 28, 2013 (the commencement of operations of Class K shares) through December 31, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 11) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2013
36

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2013

At August 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$6,668,622
Accumulated net realized gain	17,143,337
Paid-in capital	(23,811,959)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2013	2012
Long-term capital gains	$55,901,965	$62,495,112

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,538,254
Undistributed accumulated long-term capital gains	191,155,363
Unrealized appreciation	541,494,470

At August 31, 2013, the cost of investments for federal income tax purposes was $2,110,856,870 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$567,268,033
Unrealized depreciation	(25,773,563)
Net unrealized appreciation	541,494,470

The following capital loss carryforward, determined at August 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	28,080,558
2016	59,497,626
Total	87,578,184

For the year ended August 31, 2013, $30,546,478 of capital loss carryforward was utilized, $16,144,944 was permanently lost as a result of the current year merger with Columbia Mid Cap Growth Opportunity Fund, and $5,550,567 was permanently lost as a result of the Fund's 2011 merger with Seligman Capital Fund.

The Fund acquired $74,884,647 of capital loss carryforward in connection with the Columbia Mid Cap Growth Opportunity Fund merger (Note 11). As noted above, $16,144,944 of the total capital loss carryforward acquired from the merger was permanently lost. In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are recorded as a reduction of paid in capital.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,462,584,819 and $2,821,087,564, respectively, for the year ended August 31, 2013.

Transactions to realign the Fund's portfolio following the merger as described in Note 11 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to proceeds from sales of $3,489,093.

Note 6. Regulatory Settlements

During the year ended August 31, 2012, the Fund received $26,617 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The

Annual Report 2013
37

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2013

payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2013, one unaffiliated shareholder account owned 14.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 17.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 11. Fund Merger

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Mid Cap Growth Opportunity Fund, a series Columbia Funds Series Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition was $2,034,157,302 and the combined net assets immediately after the acquisition was $2,696,402,529.

The merger was accomplished by a tax-free exchange of 60,985,326 shares of the acquired fund valued at $662,245,227 (including $126,187,391 of unrealized appreciation).

Annual Report 2013
38

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2013

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	22,792,214
Class B	692,621
Class C	327,825
Class I	417
Class K	17,936
Class R	1,849
Class R4	282
Class Z	51,867

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2012 the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended August 31, 2013 would have been approximately $(3.2) million, $261.3 million, $152.9 million and $411.0 million, respectively.

Note 12. Significant Risks

Consumer Discretionary Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements,

Annual Report 2013
39

Columbia Mid Cap Growth Fund

Notes to Financial Statements (continued)

August 31, 2013

fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
40

Columbia Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2013

Annual Report 2013
41

Columbia Mid Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Capital Gain Dividend	$204,503,981

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
42

Columbia Mid Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
43

Columbia Mid Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
44

Columbia Mid Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
45

Columbia Mid Cap Growth Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Mid Cap Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
46

Columbia Mid Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the eighty-second, fifty-ninth and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
47

Columbia Mid Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
48

Columbia Mid Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
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Annual Report 2013
52

Columbia Mid Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
53

Columbia Mid Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN194_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Technology Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Technology Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers	29
Board Consideration and Approval of Advisory Agreement	32
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Technology Fund

Performance Overview

Performance Summary

>  Columbia Technology Fund (the Fund) Class A shares returned 23.92% excluding sales charges for the 12-month period that ended August 31, 2013.

>  The Fund slightly outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) 100 Technology Index, which returned 23.48% during the same period.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		23.92	6.74	9.76
Including sales charges		16.83	5.49	9.11
Class B	11/01/02
Excluding sales charges		22.96	5.94	8.95
Including sales charges		17.96	5.62	8.95
Class C *	10/13/03
Excluding sales charges		22.92	5.93	8.97
Including sales charges		21.92	5.93	8.97
Class R4 *	11/08/12	24.29	7.01	10.05
Class R5 *	11/08/12	24.38	7.02	10.06
Class Z	11/09/00	24.17	6.99	10.04
BofAML 100 Technology Index		23.48	6.84	6.30

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

* The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofAML 100 Technology Index is an unmanaged equally weighted index of 100 leading technology stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Technology Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Technology Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 23.92% excluding sales charges. The Fund's benchmark, the Bank of America Merrill Lynch (BofAML) 100 Technology Index, returned 23.48% for the same 12-month period. Because our bottom-up fundamental research process favors high quality growth companies, the Fund was underexposed to the more defensive names favored by the market earlier in the period. This trend reversed during the second half of the year, improving returns among high quality growth names favored by the Fund and boosting returns. Security selection among internet catalog and retail names and internet software and services providers generally accounted for the Fund's modest advantage over the benchmark during the period. Certain holdings in the computers and peripherals industry hampered results.

Internet-Related Stocks Produced Solid Results

The Fund benefited from internet retail holdings priceline.com and TripAdvisor, which were rewarded by investors who favored cyclical names with strong internet franchises and that continued to grow revenues. Stock selection in the internet software and services sector also aided the Fund's returns, as investors were drawn to emerging internet companies growing their mobile footprints in large, scalable markets. In that regard, Yelp, Shutterstock, ChannelAdvisor, and Facebook also made a contribution to performance for the period. Within the IT services industry, a position in payment processor Visa also aided returns as the company continued to benefit from the secular shift away from cash and toward electronic transactions.

Computers and Peripherals, Semiconductor Positioning Disappointed

Stock selection in computers and peripherals detracted from performance during the year. Apple was the largest detractor, as excitement about the much-anticipated iPhone 5 release faded. Despite better-than-expected quarterly earnings, an increased dividend and expanded share repurchase program, investors sold the stock due to concerns about eroding margins as new products failed to live up to expectations. We reduced the portfolio's position in Apple during the period.

Portfolio positioning and stock selection in the semiconductor industry also detracted from relative returns during the period. Despite a decline in PC demand, the semiconductor industry rebounded strongly during the period, driven by compelling valuations and investor belief that the cycle may be starting to turn. Against that backdrop, the portfolio's underweight in semiconductors detracted from performance, as benchmark constituents such as ARM Holdings, which has a growing market share in mobile technologies like smartphones and tablets, posted solid gains during the period.

Looking Ahead

Concerns about the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria weighed on investors during the 12-month period ended August 31, 2013. However, steady job growth and a solid rebound in the housing market helped keep economic growth afloat. After a brief pullback in the manufacturing sector, manufacturing activity picked up late in the period — a sign that the economy

Portfolio Management

Wayne Collette, CFA

Rahul Narang

Top Ten Holdings (%) (at August 31, 2013)
Google, Inc., Class A	3.5
Apple, Inc.	2.9
Alliance Data Systems Corp.	2.1
Amazon.com, Inc.	2.0
Cisco Systems, Inc.	1.8
Facebook, Inc., Class A	1.7
Salesforce.com, Inc.	1.6
Micron Technology, Inc.	1.5
Automatic Data Processing, Inc.	1.5
Check Point Software Technologies Ltd.	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2013)
Common Stocks	98.1
Consumer Discretionary	10.0
Industrials	1.0
Information Technology	85.1
Telecommunication Services	2.0
Exchange-Traded Funds	0.5
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
4

Columbia Technology Fund

Manager Discussion of Fund Performance (continued)

has the potential to break out of the doldrums if confidence rises among consumers and business alike. At the same time, earnings growth estimates for technology stocks have returned to more reasonable levels and the consensus expectation is for growth that is more in line with historical averages. In this environment, we continue to adhere to our bottom-up, fundamental research process, which favors high quality companies with sustainable, long-term growth prospects, high or improving margins and return on invested capital, internally financed growth and strong management teams.

Investment Risks

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The Fund should be considered part of an overall investment program, and not a complete investment program. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Technology Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,159.20	1,017.75	7.90	7.38	1.46
Class B	1,000.00	1,000.00	1,153.80	1,013.99	11.93	11.16	2.21
Class C	1,000.00	1,000.00	1,153.50	1,013.99	11.93	11.16	2.21
Class R4	1,000.00	1,000.00	1,160.00	1,018.95	6.61	6.17	1.22
Class R5	1,000.00	1,000.00	1,160.90	1,019.70	5.80	5.42	1.07
Class Z	1,000.00	1,000.00	1,159.40	1,019.00	6.55	6.12	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
6

Columbia Technology Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%

Issuer	Shares	Value ($)
Consumer Discretionary 10.0%
Diversified Consumer Services 1.2%
LifeLock, Inc.(a)	144,879	1,826,925
Internet & Catalog Retail 5.8%
Amazon.com, Inc.(a)	10,586	2,974,454
Expedia, Inc.	18,866	882,174
LightInTheBox Holding Co., Ltd., ADR(a)	49,062	474,430
priceline.com, Inc.(a)	2,034	1,908,970
RetailMeNot, Inc.(a)	23,582	753,681
TripAdvisor, Inc.(a)	24,455	1,808,936
Total		8,802,645
Media 3.0%
AMC Networks, Inc., Class A(a)	13,733	851,171
Charter Communications Operating LLC, Class A(a)	7,363	894,016
Comcast Corp., Class A	30,679	1,291,279
Walt Disney Co. (The)	25,075	1,525,312
Total		4,561,778
Total Consumer Discretionary		15,191,348
Industrials 1.0%
Commercial Services & Supplies 0.5%
MiX Telematics Ltd., ADR(a)	47,695	738,795
Professional Services 0.5%
Verisk Analytics, Inc., Class A(a)	12,210	759,218
Total Industrials		1,498,013
Information Technology 85.3%
Communications Equipment 4.1%
Cisco Systems, Inc.	115,587	2,694,333
Oplink Communications, Inc.(a)	21,576	401,098
QUALCOMM, Inc.	26,901	1,782,998
Telefonaktiebolaget LM Ericsson, ADR	113,132	1,332,695
Total		6,211,124
Computers & Peripherals 6.8%
Apple, Inc.	8,956	4,362,020
EMC Corp.	73,971	1,906,972
NetApp, Inc.	20,522	852,484
SanDisk Corp.	17,372	958,587
Seagate Technology PLC	31,556	1,209,226
Western Digital Corp.	16,204	1,004,648
Total		10,293,937

Common Stocks (continued)

Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.1%
Amphenol Corp., Class A	20,325	1,540,025
InvenSense, Inc.(a)	35,557	635,404
TE Connectivity Ltd.	20,552	1,007,048
Total		3,182,477
Internet Software & Services 17.4%
Akamai Technologies, Inc.(a)	37,827	1,739,285
Baidu, Inc., ADR(a)	11,358	1,539,350
ChannelAdvisor Corp.(a)	55,264	1,692,184
Cvent, Inc.(a)	32,081	1,142,404
eBay, Inc.(a)	32,202	1,609,778
Equinix, Inc.(a)	3,888	675,501
Facebook, Inc., Class A(a)	61,231	2,527,616
Gogo, Inc.(a)	59,053	667,299
Google, Inc., Class A(a)	6,178	5,232,148
LinkedIn Corp., Class A(a)	9,058	2,174,282
OpenTable, Inc.(a)	16,482	1,228,568
Pandora Media, Inc.(a)	40,840	752,273
Shutterstock, Inc.(a)	18,969	941,621
Trulia, Inc.(a)	21,248	882,217
VeriSign, Inc.(a)	37,843	1,816,086
Yelp, Inc.(a)	31,828	1,654,419
Total		26,275,031
IT Services 17.3%
Accenture PLC, Class A	15,962	1,153,254
Acxiom Corp.(a)	40,347	1,003,833
Alliance Data Systems Corp.(a)	15,902	3,112,021
Automatic Data Processing, Inc.	31,626	2,250,506
Blackhawk Network Holdings, Inc.(a)	4,194	102,795
Cognizant Technology Solutions Corp., Class A(a) 19,331		1,416,962
Computer Sciences Corp.	16,310	817,947
Fiserv, Inc.(a)	15,569	1,498,828
FleetCor Technologies, Inc.(a)	15,851	1,634,397
International Business Machines Corp.	7,056	1,286,097
Mastercard, Inc., Class A	2,552	1,546,716
Paychex, Inc.	19,659	760,410
ServiceSource International, Inc.(a)	142,298	1,723,229
Teradata Corp.(a)	20,370	1,192,867
Total System Services, Inc.	64,070	1,772,817

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Technology Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Vantiv, Inc., Class A(a)	57,655	1,522,669
Visa, Inc., Class A	8,619	1,503,326
Western Union Co. (The)	109,975	1,927,862
Total		26,226,536
Semiconductors & Semiconductor Equipment 19.5%
Altera Corp.	21,172	744,619
Applied Materials, Inc.	140,073	2,102,496
ARM Holdings PLC, ADR	36,778	1,490,612
ASML Holding NV	17,884	1,556,981
Avago Technologies Ltd.	42,984	1,655,314
Broadcom Corp., Class A	42,838	1,082,088
Cree, Inc.(a)	20,316	1,127,335
EZchip Semiconductor Ltd.(a)	40,691	1,159,693
Fairchild Semiconductor International, Inc.(a)	52,118	636,361
Formfactor, Inc.(a)	208,880	1,267,902
Inphi Corp.(a)	52,402	666,553
KLA-Tencor Corp.	33,705	1,858,831
Lam Research Corp.(a)	40,074	1,870,254
Linear Technology Corp.	38,819	1,487,932
Microchip Technology, Inc.	45,228	1,755,299
Micron Technology, Inc.(a)	167,484	2,272,758
NXP Semiconductor NV(a)	49,104	1,825,196
Power Integrations, Inc.	16,194	844,031
Rambus, Inc.(a)	62,963	513,778
Skyworks Solutions, Inc.(a)	61,947	1,570,976
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	47,513	786,815
Xilinx, Inc.	28,122	1,221,057
Total		29,496,881
Software 18.1%
Activision Blizzard, Inc.	99,228	1,619,401
Adobe Systems, Inc.(a)	41,715	1,908,461
Aspen Technology, Inc.(a)	28,944	967,598
Autodesk, Inc.(a)	39,136	1,438,248
Check Point Software Technologies Ltd.(a)	39,857	2,234,782
Citrix Systems, Inc.(a)	24,914	1,763,164
Electronic Arts, Inc.(a)	59,511	1,585,373
Fortinet, Inc.(a)	52,084	1,031,263
Guidewire Software, Inc.(a)	24,538	1,127,766
Intuit, Inc.	26,548	1,686,594
Common Stocks (continued)

Issuer	Shares	Value ($)
Microsoft Corp.	54,602	1,823,707
Nuance Communications, Inc.(a)	32,590	622,143
Oracle Corp.	34,017	1,083,782
Proofpoint, Inc.(a)	55,735	1,605,725
PTC, Inc.(a)	38,274	997,803
Red Hat, Inc.(a)	20,555	1,038,439
Salesforce.com, Inc.(a)	49,238	2,419,063
Symantec Corp.	62,497	1,600,548
Tableau Software, Inc.(a)	6,215	449,407
Workday, Inc., Class A(a)	4,669	338,643
Total		27,341,910
Total Information Technology		129,027,896
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.1%
Cogent Communications Group, Inc.	24,677	765,727
Verizon Communications, Inc.	19,881	941,962
Total		1,707,689
Wireless Telecommunication Services 0.9%
SBA Communications Corp., Class A(a)	18,620	1,396,500
Total Telecommunication Services		3,104,189
Total Common Stocks (Cost: $127,804,375)		148,821,446

Exchange-Traded Funds 0.5%

	Shares	Value ($)
Market Vectors Semiconductor ETF	19,395	720,331
Total Exchange-Traded Funds (Cost: $610,141)		720,331

Money Market Funds 1.4%

Columbia Short-Term Cash Fund, 0.097%(b)(c)	2,105,604	2,105,604
Total Money Market Funds (Cost: $2,105,604)		2,105,604
Total Investments (Cost: $130,520,120)		151,647,381
Other Assets & Liabilities, Net		(338,900)
Net Assets		151,308,481

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Technology Fund

Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	2,315,813	49,309,158	(49,519,367)	2,105,604	2,299	2,105,604

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Technology Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	15,191,348	—	—	15,191,348
Industrials	1,498,013	—	—	1,498,013
Information Technology	129,027,896	—	—	129,027,896
Telecommunication Services	3,104,189	—	—	3,104,189
Exchange-Traded Funds	720,331	—	—	720,331
Total Equity Securities	149,541,777	—	—	149,541,777
Mutual Funds
Money Market Funds	2,105,604	—	—	2,105,604
Total Mutual Funds	2,105,604	—	—	2,105,604
Total	151,647,381	—	—	151,647,381

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Technology Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $128,414,516)	$149,541,777
Affiliated issuers (identified cost $2,105,604)	2,105,604
Total investments (identified cost $130,520,120)	151,647,381
Receivable for:
Investments sold	246,420
Capital shares sold	300,847
Dividends	104,507
Prepaid expenses	1,652
Trustees' deferred compensation plan	26,938
Total assets	152,327,745
Liabilities
Payable for:
Investments purchased	317,946
Capital shares purchased	609,151
Investment management fees	3,637
Distribution and/or service fees	922
Transfer agent fees	30,158
Chief compliance officer expenses	14
Other expenses	30,498
Trustees' deferred compensation plan	26,938
Total liabilities	1,019,264
Net assets applicable to outstanding capital stock	$151,308,481
Represented by
Paid-in capital	$141,346,036
Excess of distributions over net investment income	(609,306)
Accumulated net realized loss	(10,555,510)
Unrealized appreciation (depreciation) on:
Investments	21,127,261
Total — representing net assets applicable to outstanding capital stock	$151,308,481

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Technology Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$53,711,207
Shares outstanding	3,988,882
Net asset value per share	$13.47
Maximum offering price per share(a)	$14.29
Class B
Net assets	$3,147,344
Shares outstanding	251,210
Net asset value per share	$12.53
Class C
Net assets	$16,791,105
Shares outstanding	1,337,844
Net asset value per share	$12.55
Class R4(b)
Net assets	$177,202
Shares outstanding	12,669
Net asset value per share	$13.99
Class R5(b)
Net assets	$202,953
Shares outstanding	14,497
Net asset value per share	$14.00
Class Z
Net assets	$77,278,670
Shares outstanding	5,591,754
Net asset value per share	$13.82

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Technology Fund

Statement of Operations

Year ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$1,504,569
Dividends — affiliated issuers	2,299
Income from securities lending — net	32,805
Foreign taxes withheld	(20,023)
Total income	1,519,650
Expenses:
Investment management fees	1,206,218
Distribution and/or service fees
Class A	120,827
Class B	33,226
Class C	154,804
Transfer agent fees
Class A	98,535
Class B	6,793
Class C	31,531
Class R4(a)	112
Class R5(a)	4
Class Z	145,382
Compensation of board members	19,929
Custodian fees	8,670
Printing and postage fees	107,321
Registration fees	50,541
Professional fees	22,642
Chief compliance officer expenses	85
Other	16,602
Total expenses	2,023,222
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(31,538)
Expense reductions	(1,060)
Total net expenses	1,990,624
Net investment loss	(470,974)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,091,563
Foreign currency translations	(822)
Net realized gain	13,090,741
Net change in unrealized appreciation (depreciation) on:
Investments	17,195,533
Net change in unrealized appreciation (depreciation)	17,195,533
Net realized and unrealized gain	30,286,274
Net increase in net assets resulting from operations	$29,815,300

(a) For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Technology Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013	Year Ended August 31, 2012
Operations
Net investment loss	$(470,974)	$(1,471,599)
Net realized gain	13,090,741	14,898,642
Net change in unrealized appreciation (depreciation)	17,195,533	(5,811,501)
Net increase in net assets resulting from operations	29,815,300	7,615,542
Increase (decrease) in net assets from capital stock activity	(20,145,992)	(89,992,780)
Total increase (decrease) in net assets	9,669,308	(82,377,238)
Net assets at beginning of year	141,639,173	224,016,411
Net assets at end of year	$151,308,481	$141,639,173
Excess of distributions over net investment income	$(609,306)	$(823,391)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Technology Fund

Statement of Changes in Net Assets (continued)

	Year ended August 31, 2013(a)		Year ended August 31, 2012
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(b)	840,006	10,217,809	1,041,246	10,906,732
Redemptions	(1,504,170)	(17,329,339)	(2,734,416)	(27,798,153)
Net decrease	(664,164)	(7,111,530)	(1,693,170)	(16,891,421)
Class B shares
Subscriptions	1	10	4,175	40,516
Redemptions(b)	(120,630)	(1,305,949)	(207,822)	(2,014,957)
Net decrease	(120,629)	(1,305,939)	(203,647)	(1,974,441)
Class C shares
Subscriptions	131,128	1,472,768	130,085	1,270,966
Redemptions	(343,518)	(3,725,447)	(678,344)	(6,529,928)
Net decrease	(212,390)	(2,252,679)	(548,259)	(5,258,962)
Class R4 shares
Subscriptions	12,885	160,185	—	—
Redemptions	(216)	(2,830)	—	—
Net increase	12,669	157,355	—	—
Class R5 shares
Subscriptions	14,497	202,525	—	—
Net increase	14,497	202,525	—	—
Class Z shares
Subscriptions	1,045,012	12,490,257	1,623,372	17,195,488
Redemptions	(1,875,074)	(22,325,981)	(7,901,761)	(83,063,444)
Net decrease	(830,062)	(9,835,724)	(6,278,389)	(65,867,956)
Total net decrease	(1,800,079)	(20,145,992)	(8,723,465)	(89,992,780)

(a) Class R4 and R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended August 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.87		$10.25		$8.75		$7.58		$9.72
Income from investment operations:
Net investment loss	(0.04)		(0.08)		(0.11)		(0.09)		(0.05)
Net realized and unrealized gain (loss)	2.64		0.70		1.61		1.26		(2.09)
Total from investment operations	2.60		0.62		1.50		1.17		(2.14)
Net asset value, end of period	$13.47		$10.87		$10.25		$8.75		$7.58
Total return	23.92%		6.05%		17.14%		15.44%		(22.02%)
Ratios to average net assets(a)(b)
Total gross expenses	1.49%		1.39%		1.46	%(c)	1.47	%(c)	1.53%
Total net expenses(d)	1.46	%(e)	1.39	%(e)	1.43	%(c)	1.45	%(c)(e)	1.46	%(e)
Net investment loss	(0.36%)		(0.80%)		(1.01%)		(1.10%)		(0.80%)
Supplemental data
Net assets, end of period (in thousands)	$53,711		$50,574		$65,071		$71,989		$81,321
Portfolio turnover	135%		220%		263%		189%		284%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Technology Fund

Financial Highlights (continued)

	Year ended August 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.19		$9.68		$8.33		$7.26		$9.39
Income from investment operations:
Net investment loss	(0.12)		(0.15)		(0.19)		(0.15)		(0.10)
Net realized and unrealized gain (loss)	2.46		0.66		1.54		1.22		(2.03)
Total from investment operations	2.34		0.51		1.35		1.07		(2.13)
Net asset value, end of period	$12.53		$10.19		$9.68		$8.33		$7.26
Total return	22.96%		5.27%		16.21%		14.74%		(22.68%)
Ratios to average net assets(a)(b)
Total gross expenses	2.24%		2.15%		2.21	%(c)	2.22	%(c)	2.28%
Total net expenses(d)	2.21	%(e)	2.15	%(e)	2.19	%(c)	2.20	%(c)(e)	2.21	%(e)
Net investment loss	(1.10%)		(1.56%)		(1.77%)		(1.85%)		(1.55%)
Supplemental data
Net assets, end of period (in thousands)	$3,147		$3,788		$5,573		$6,478		$6,562
Portfolio turnover	135%		220%		263%		189%		284%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Technology Fund

Financial Highlights (continued)

	Year ended August 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.21		$9.70		$8.35		$7.27		$9.41
Income from investment operations:
Net investment loss	(0.12)		(0.15)		(0.19)		(0.15)		(0.10)
Net realized and unrealized gain (loss)	2.46		0.66		1.54		1.23		(2.04)
Total from investment operations	2.34		0.51		1.35		1.08		(2.14)
Net asset value, end of period	$12.55		$10.21		$9.70		$8.35		$7.27
Total return	22.92%		5.26%		16.17%		14.86%		(22.74%)
Ratios to average net assets(a)(b)
Total gross expenses	2.23%		2.17%		2.22	%(c)	2.22	%(c)	2.28%
Total net expenses(d)	2.21	%(e)	2.17	%(e)	2.20	%(c)	2.20	%(c)(e)	2.21	%(e)
Net investment loss	(1.11%)		(1.57%)		(1.79%)		(1.85%)		(1.55%)
Supplemental data
Net assets, end of period (in thousands)	$16,791		$15,821		$20,360		$20,941		$24,410
Portfolio turnover	135%		220%		263%		189%		284%
Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Technology Fund

Financial Highlights (continued)

Class R4	Year ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.73
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain	3.29
Total from investment operations	3.26
Net asset value, end of period	$13.99
Total return	30.38%
Ratios to average net assets(b)
Total gross expenses	1.22	%(c)
Total net expenses(d)	1.22	%(c)(e)
Net investment loss	(0.28	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$177
Portfolio turnover	135%
Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Technology Fund

Financial Highlights (continued)

Class R5	Year ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.73
Income from investment operations:
Net investment income	(0.00	)(b)
Net realized and unrealized gain	3.27
Total from investment operations	3.27
Net asset value, end of period	$14.00
Total return	30.48%
Ratios to average net assets(c)
Total gross expenses	1.08	%(d)
Total net expenses(e)	1.08	%(d)
Net investment loss	(0.08	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$203
Portfolio turnover	135%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Technology Fund

Financial Highlights (continued)

	Year ended August 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.13		$10.47		$8.92		$7.70		$9.86
Income from investment operations:
Net investment loss	(0.01)		(0.07)		(0.09)		(0.07)		(0.04)
Net realized and unrealized gain (loss)	2.70		0.73		1.64		1.29		(2.12)
Total from investment operations	2.69		0.66		1.55		1.22		(2.16)
Net asset value, end of period	$13.82		$11.13		$10.47		$8.92		$7.70
Total return	24.17%		6.30%		17.38%		15.84%		(21.91%)
Ratios to average net assets(a)(b)
Total gross expenses	1.24%		1.19%		1.22	%(c)	1.22	%(c)	1.28%
Total net expenses(d)	1.21	%(e)	1.19	%(e)	1.20	%(c)	1.20	%(c)(e)	1.21	%(e)
Net investment loss	(0.12%)		(0.62%)		(0.79%)		(0.85%)		(0.54%)
Supplemental data
Net assets, end of period (in thousands)	$77,279		$71,456		$133,011		$151,924		$155,332
Portfolio turnover	135%		220%		263%		189%		284%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Technology Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Technology Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

At an adjourned Joint Special Meeting of Shareholders held on April 10, 2013, shareholders of the Fund approved a proposal to change the Fund's classification from a diversified fund to a non-diversified fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair

Annual Report 2013
22

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2013

values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The

Annual Report 2013
23

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2013

amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.77% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.87 % of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Investment Manager does not receive a fee for its services under the Administrative Services Agreement.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

Annual Report 2013
24

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2013

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	.20%
Class B	.20
Class C	.20
Class R4	.20	*
Class R5	.05	*
Class Z	.20

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $1,060.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were

$50,200 for Class A, $4,192 for Class B and $386 for Class C for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2013 through December 31, 2013	Prior to January 1, 2013
Class A	1.51%	1.45%
Class B	2.26	2.20
Class C	2.26	2.20
Class R4	1.26	1.20
Class R5	1.18	1.12
Class Z	1.26	1.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification and post-October capital losses. To the extent these differences are permanent, reclassifications are

Annual Report 2013
25

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2013

made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$685,059
Accumulated net realized loss	822
Paid-in capital	(685,881)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended August 31, 2013 and 2012, there were no distributions.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Unrealized appreciation	20,738,850

At August 31, 2013, the cost of investments for federal income tax purposes was $130,908,531 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,956,975
Unrealized depreciation	(3,218,125)
Net unrealized appreciation	$20,738,850

The following capital loss carryforward, determined at August 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	10,167,099

For the year ended August 31, 2013, $12,902,655 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $186,051,728 and $206,254,775, respectively, for the year ended August 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 31.46% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions

Annual Report 2013
26

Columbia Technology Fund

Notes to Financial Statements (continued)

August 31, 2013

or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 10. Significant Risks

Technology and Technology-related Investment Risk

The Fund invested a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the

Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
27

Columbia Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Technology Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2013

Annual Report 2013
28

Columbia Technology Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
29

Columbia Technology Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
30

Columbia Technology Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
31

Columbia Technology Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Technology Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
32

Columbia Technology Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the 19th, 63rd and 92nd percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a

Annual Report 2013
33

Columbia Technology Fund

Board Consideration and Approval of
Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the 4th and 3rd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
34

Columbia Technology Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
35

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Annual Report 2013
36

Columbia Technology Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN234_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Balanced Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Balanced Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	31
Statement of Operations	33
Statement of Changes in Net Assets	34
Financial Highlights	37
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	56
Federal Income Tax Information	57
Trustees and Officers	58
Board Consideration and Approval of Advisory Agreement	61
Important Information About This Report	65

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Balanced Fund

Performance Overview

Performance Summary

>  Columbia Balanced Fund (the Fund) Class A shares returned 13.97% excluding sales charges for the 12-month period that ended August 31, 2013.

>  During the 12-month period, the broad U.S. equity market, represented by the S&P 500 Index, returned 18.70% and the broad U.S. fixed-income market, represented by the Barclays U.S. Aggregate Bond Index, returned -2.47%.

>  The Fund's results were aided by the strong performance of its equity holdings, which were overweight relative to their neutral target throughout the period.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		13.97	8.16	7.44
Including sales charges		7.42	6.88	6.81
Class B	11/01/02
Excluding sales charges		13.12	7.34	6.63
Including sales charges		8.12	7.04	6.63
Class C*	10/13/03
Excluding sales charges		13.12	7.34	6.63
Including sales charges		12.12	7.34	6.63
Class K*	03/07/11	14.11	8.20	7.47
Class R*	09/27/10	13.73	7.88	7.17
Class R4*	11/08/12	14.28	8.41	7.71
Class R5*	03/07/11	14.42	8.46	7.73
Class Y*	11/08/12	14.42	8.44	7.72
Class Z	10/01/91	14.24	8.41	7.71
S&P 500 Index		18.70	7.32	7.12
Barclays U.S. Aggregate Bond Index		-2.47	4.93	4.77

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Balanced Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Balanced Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 13.97% excluding sales charges. During the 12-month period, the broad U.S. equity market, represented by the S&P 500 Index, returned 18.70% and the broad U.S. fixed-income market, represented by the Barclays U.S. Aggregate Bond Index, returned -2.47%. The Fund's results were aided by the strong performance of its equity holdings, which were overweight relative to their neutral target throughout the period.

U.S. Economy Makes Steady Progress

During the 12-month period ended August 31, 2013, investors faced concerns about the impact of tax increases and enforced federal spending cuts, as well as another showdown over the debt ceiling and the possibility of an attack on Syria. However, economic growth was kept afloat by steady job growth and a solid rebound in the housing market. Pent-up demand, low mortgage rates and an improving labor market all contributed to higher home sales. Manufacturing activity picked up late in the period, and business surveys and recent demand measures suggest that business could be ready to pick up the pace of spending later this year. Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. However, these sectors pulled back in July and August as the civil war in Syria intensified and the Federal Reserve (the Fed) began to talk about removing some of its support.

Strong Showing by Equities

The equity portion of the Fund's portfolio outperformed the S&P 500 Index during the period. The Fund outpaced the S&P 500 Index within the financials sectors on the strength of its overweights in certain asset managers, including Morgan Stanley, State Street and BlackRock, which benefited from higher asset prices and an upswing in global trading volumes, as well as turnaround stories such as Citigroup. Health care was another profitable area for the Fund. A position in Celgene, which is not included in the S&P 500 Index, aided relative results as the stock nearly doubled during the period, the result of a strong new-product pipeline and a consequently improved outlook for long-term earnings power. An overweight in CIGNA also benefited relative results. CIGNA shares moved sharply higher as investors became more comfortable with the prospects for health maintenance organizations (HMOs) under the Affordable Care Act.

Inevitably, some stocks where the Fund had outsized positions relative to the equity benchmark produced disappointing results. Although Apple has been a successful long-term holding for the Fund, it declined sharply over the past 12 months amid increased competition. International Business Machines also was down, in response to a slowdown in global IT spending. Finally, Philip Morris International not only experienced lower volumes worldwide, it also had to fight the headwind of a stronger U.S. dollar, and its stock posted a slight loss for the period.

Fixed-income Component Outperforms in a Weak Bond Market

The fixed-income portion of the Fund's portfolio outperformed the Barclays U.S. Aggregate Bond Index, which dipped into negative territory for the 12 months. Interest rates moved somewhat higher during the period, but yields remained low

Portfolio Management

Leonard Aplet, CFA

Brian Lavin, CFA

Gregory Liechty

Guy Pope, CFA

Ronald Stahl

Top Ten Holdings (%) (at August 31, 2013)
Apple, Inc.	2.3
Philip Morris International, Inc.	2.0
Federal Home Loan Mortgage Corp. 3.500% 09/01/2043	1.8
Google, Inc., Class A	1.8
Citigroup, Inc.	1.6
JPMorgan Chase & Co.	1.6
U.S. Treasury 3.875% 08/15/2040	1.6
Johnson & Johnson	1.6
Berkshire Hathaway, Inc., Class B	1.5
Bank of America Corp.	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Columbia Balanced Fund

Manager Discussion of Fund Performance (continued)

in absolute terms, and investors were rewarded for seeking extra yields from riskier sectors of the market. The Fund's investments in corporate bonds and commercial mortgage-backed securities aided overall performance. A small position in high-yield bonds also paid off. High-yield issuers have made tremendous progress in reducing their interest burden and increasing liquidity, and default rates have come in below historical norms. In addition, because interest rates rose during the period, the Fund's decision to keep the duration of the portfolio shorter than that of the Barclays U.S. Aggregate Bond Index created a slight performance advantage. Duration is a measure of interest rate sensitivity.

Looking Ahead

We expect some interest rate volatility as the markets continue to assess the strength of the economic recovery while reacting to ongoing geopolitical events and uncertainty about the path of monetary policy. We are mindful that the Fed has signaled its intention to wind down the zero interest rate policy that has been in place since the financial crisis erupted several years ago. The broader equity markets have not historically prospered within such a setting. We believe the Fed is well aware of this sensitivity and would likely move in a very deliberate manner. Within the fixed-income portion of the portfolio, we currently intend to maintain a slightly shorter duration than the Barclays U.S. Aggregate Bond Index while underweighting Treasury securities and emphasizing higher-yielding sectors of the market.

Portfolio Breakdown (%) (at August 31, 2013)
Asset-Backed Securities — Non-Agency	0.9
Commercial Mortgage-Backed Securities — Agency	3.5
Commercial Mortgage-Backed Securities — Non-Agency	1.6
Common Stocks	58.8
Consumer Discretionary	8.1
Consumer Staples	6.4
Energy	5.9
Financials	10.1
Health Care	8.1
Industrials	5.8
Information Technology	11.7
Materials	1.0
Telecommunication Services	1.7
Corporate Bonds & Notes	10.3
Foreign Government Obligations	0.5
Inflation-Indexed Bonds	0.7
Money Market Funds	9.8
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	10.3
Residential Mortgage-Backed Securities — Non-Agency	0.4
Senior Loans	0.1
U.S. Treasury Obligations	3.0
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Risks include stock and bond market fluctuations, the credit quality of individual issuers, prepayments and changes in interest rates. When interest rates go up, bond prices typically drop and vice versa. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. See the Fund's prospectus for information on these and other risks.

Annual Report 2013

Columbia Balanced Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,059.00	1,019.40	5.83	5.72	1.13
Class B	1,000.00	1,000.00	1,055.20	1,015.64	9.69	9.50	1.88
Class C	1,000.00	1,000.00	1,055.20	1,015.64	9.69	9.50	1.88
Class K	1,000.00	1,000.00	1,059.70	1,019.95	5.27	5.16	1.02
Class R	1,000.00	1,000.00	1,057.70	1,018.15	7.12	6.98	1.38
Class R4	1,000.00	1,000.00	1,060.30	1,020.66	4.55	4.46	0.88
Class R5	1,000.00	1,000.00	1,060.90	1,021.26	3.93	3.85	0.76
Class Y	1,000.00	1,000.00	1,061.30	1,021.56	3.62	3.55	0.70
Class Z	1,000.00	1,000.00	1,060.10	1,020.66	4.54	4.46	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 62.3%

Issuer	Shares	Value ($)
Consumer Discretionary 8.6%
Auto Components 0.4%
Delphi Automotive PLC	113,465	6,242,844
Automobiles 1.0%
General Motors Co.(a)	464,029	15,814,108
Hotels, Restaurants & Leisure 0.5%
Wynn Resorts Ltd.	54,551	7,693,873
Household Durables 0.4%
Lennar Corp., Class A	186,270	5,925,249
Media 3.6%
Comcast Corp., Class A	423,831	17,839,047
DIRECTV(a)	188,157	10,946,974
Discovery Communications, Inc., Class A(a)	121,545	9,420,953
Viacom, Inc., Class B	246,338	19,598,651
Total		57,805,625
Specialty Retail 2.4%
Dick's Sporting Goods, Inc.	149,910	6,957,323
Lowe's Companies, Inc.	363,332	16,647,872
Tiffany & Co.	94,440	7,282,269
Ulta Salon Cosmetics & Fragrance, Inc.(a)	69,745	6,921,494
Total		37,808,958
Textiles, Apparel & Luxury Goods 0.3%
Nike, Inc., Class B	90,890	5,709,710
Total Consumer Discretionary		137,000,367
Consumer Staples 6.8%
Beverages 2.1%
Diageo PLC, ADR	109,484	13,431,497
PepsiCo, Inc.	255,823	20,396,768
Total		33,828,265
Food & Staples Retailing 1.6%
CVS Caremark Corp.	289,060	16,779,933
Walgreen Co.	169,854	8,164,882
Total		24,944,815
Household Products 1.2%
Procter & Gamble Co. (The)	243,939	19,000,409
Tobacco 1.9%
Philip Morris International, Inc.	363,169	30,302,821
Total Consumer Staples		108,076,310

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 6.2%
Energy Equipment & Services 1.4%
Halliburton Co.	385,025	18,481,200
Tidewater, Inc.	73,310	3,955,807
Total		22,437,007
Oil, Gas & Consumable Fuels 4.8%
Anadarko Petroleum Corp.	117,695	10,759,677
Canadian Natural Resources Ltd.	309,645	9,481,330
Chevron Corp.	175,101	21,087,414
ConocoPhillips	149,994	9,944,602
Exxon Mobil Corp.	163,227	14,226,865
Newfield Exploration Co.(a)	130,435	3,106,962
Noble Energy, Inc.	133,338	8,190,953
Total		76,797,803
Total Energy		99,234,810
Financials 10.7%
Capital Markets 2.8%
BlackRock, Inc.	56,656	14,748,690
Invesco Ltd.	322,975	9,805,521
Morgan Stanley	305,924	7,880,602
State Street Corp.	171,490	11,441,813
Total		43,876,626
Commercial Banks 1.0%
Wells Fargo & Co.	373,706	15,351,843
Diversified Financial Services 4.4%
Bank of America Corp.	1,508,375	21,298,255
Citigroup, Inc.	514,337	24,857,907
JPMorgan Chase & Co.	485,973	24,556,216
Total		70,712,378
Insurance 2.5%
Aon PLC	254,667	16,904,795
Berkshire Hathaway, Inc., Class B(a)	208,600	23,200,492
Total		40,105,287
Total Financials		170,046,134
Health Care 8.6%
Biotechnology 0.7%
Ariad Pharmaceuticals, Inc.(a)	221,790	4,125,294
Celgene Corp.(a)	55,176	7,723,536
Total		11,848,830

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	313,865	10,461,121
Baxter International, Inc.	233,343	16,231,339
Covidien PLC	249,373	14,812,756
Total		41,505,216
Health Care Providers & Services 2.8%
Cardinal Health, Inc.	367,426	18,474,179
CIGNA Corp.	164,054	12,909,409
Express Scripts Holding Co.(a)	200,214	12,789,671
Total		44,173,259
Pharmaceuticals 2.5%
Johnson & Johnson	278,400	24,056,544
Pfizer, Inc.	290,400	8,192,184
Salix Pharmaceuticals Ltd.(a)	107,675	7,207,765
Total		39,456,493
Total Health Care		136,983,798
Industrials 6.2%
Aerospace & Defense 1.9%
Honeywell International, Inc.	179,313	14,267,935
United Technologies Corp.	158,839	15,899,784
Total		30,167,719
Air Freight & Logistics 0.7%
FedEx Corp.	109,657	11,772,776
Commercial Services & Supplies 0.7%
Tyco International Ltd.	318,431	10,520,960
Electrical Equipment 0.9%
Eaton Corp. PLC	227,206	14,386,684
Industrial Conglomerates 0.7%
General Electric Co.	506,730	11,725,732
Professional Services 0.8%
Nielsen Holdings NV	354,702	12,237,219
Road & Rail 0.5%
Union Pacific Corp.	49,820	7,649,363
Total Industrials		98,460,453
Information Technology 12.4%
Communications Equipment 1.0%
QUALCOMM, Inc.	249,514	16,537,788

Common Stocks (continued)

Issuer	Shares	Value ($)
Computers & Peripherals 3.4%
Apple, Inc.	73,020	35,564,391
EMC Corp.	492,525	12,697,295
Hewlett-Packard Co.	226,851	5,067,851
Total		53,329,537
Internet Software & Services 3.3%
Baidu, Inc., ADR(a)	33,420	4,529,413
eBay, Inc.(a)	287,801	14,387,172
Facebook, Inc., Class A(a)	170,108	7,022,058
Google, Inc., Class A(a)	31,784	26,917,870
Total		52,856,513
IT Services 1.1%
International Business Machines Corp.	16,915	3,083,097
Mastercard, Inc., Class A	24,587	14,901,689
Total		17,984,786
Semiconductors & Semiconductor Equipment 0.4%
Skyworks Solutions, Inc.(a)	225,123	5,709,119
Software 3.2%
Activision Blizzard, Inc.	509,265	8,311,205
Citrix Systems, Inc.(a)	88,418	6,257,342
Electronic Arts, Inc.(a)	596,987	15,903,734
Intuit, Inc.	239,625	15,223,376
Microsoft Corp.	159,889	5,340,292
Total		51,035,949
Total Information Technology		197,453,692
Materials 1.0%
Chemicals 1.0%
Celanese Corp., Class A	54,405	2,678,902
Dow Chemical Co. (The)	375,462	14,042,279
Total		16,721,181
Total Materials		16,721,181
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.2%
AT&T, Inc.	563,445	19,061,344
Wireless Telecommunication Services 0.6%
Vodafone Group PLC, ADR	276,546	8,946,263
Total Telecommunication Services		28,007,607
Total Common Stocks (Cost: $743,852,217)		991,984,352

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes 10.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
ADS Tactical, Inc. Senior Secured(b) 04/01/18	11.000%	102,000	95,880
Bombardier, Inc. Senior Notes(b) 01/15/23	6.125%	60,000	58,650
Huntington Ingalls Industries, Inc. 03/15/18	6.875%	52,000	56,030
Kratos Defense & Security Solutions, Inc. Senior Secured 06/01/17	10.000%	187,000	201,960
L-3 Communications Corp. 02/15/21	4.950%	1,250,000	1,313,524
TransDigm, Inc. 10/15/20	5.500%	30,000	29,250
TransDigm, Inc.(b) 07/15/21	7.500%	54,000	57,105
Total			1,812,399
Automotive 0.1%
Allison Transmission, Inc.(b) 05/15/19	7.125%	76,000	80,560
American Axle & Manufacturing, Inc. 03/15/21	6.250%	43,000	43,752
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	64,000	69,520
Delphi Corp. 05/15/19	5.875%	35,000	37,100
02/15/23	5.000%	18,000	18,293
Ford Motor Credit Co. LLC Senior Unsecured 01/16/18	2.375%	1,475,000	1,435,317
General Motors Financial Co., Inc.(b) Senior Unsecured 05/15/18	3.250%	13,000	12,480
05/15/23	4.250%	19,000	17,100
Jaguar Land Rover Automotive PLC(b) 02/01/23	5.625%	59,000	56,787
Schaeffler Finance BV Senior Secured(b) 02/15/19	8.500%	45,000	50,569
Visteon Corp. 04/15/19	6.750%	108,000	114,480
Total			1,935,958

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.0%
Ally Financial, Inc. 02/15/17	5.500%	54,000	56,923
03/15/20	8.000%	250,000	287,813
BB&T Corp. Senior Unsecured(c) 04/28/14	0.964%	1,500,000	1,502,943
BNP Paribas SA Senior Unsecured 08/20/18	2.700%	1,750,000	1,742,940
Bank of America Corp. Senior Unsecured 01/05/21	5.875%	1,100,000	1,226,267
Bear Stearns Companies LLC (The) Senior Unsecured 02/01/18	7.250%	2,620,000	3,114,632
Capital One Financial Corp. Senior Unsecured 07/15/21	4.750%	1,395,000	1,467,882
Citigroup, Inc. Senior Unsecured 05/15/18	6.125%	2,285,000	2,621,537
Goldman Sachs Group, Inc. (The) Senior Unsecured 01/18/18	5.950%	2,075,000	2,321,363
HSBC Holdings PLC Senior Unsecured 04/05/21	5.100%	1,500,000	1,639,877
ING Bank NV Senior Unsecured(b)(c) 09/25/15	1.913%	1,575,000	1,605,561
KeyCorp Senior Unsecured 03/24/21	5.100%	1,075,000	1,178,617
Lloyds TSB Bank PLC Bank Guaranteed 01/21/21	6.375%	1,475,000	1,702,651
Merrill Lynch & Co., Inc. Senior Unsecured 04/25/18	6.875%	2,100,000	2,442,191
Morgan Stanley 04/01/18	6.625%	1,625,000	1,862,356
PNC Financial Services Group, Inc. (The) Senior Unsecured(c) 11/09/22	2.854%	2,135,000	1,948,190
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	113,000	129,668

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Bank Subordinated Notes(c) 04/29/20	3.778%	2,200,000	2,296,494
Wells Fargo & Co. Subordinated Notes 02/13/23	3.450%	2,715,000	2,531,610
Total			31,679,515
Brokerage —%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%	64,000	67,200
Nuveen Investments, Inc.(b) Senior Unsecured 10/15/17	9.125%	16,000	15,760
10/15/20	9.500%	91,000	89,408
Total			172,368
Building Materials —%
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b) 04/15/21	5.625%	57,000	55,290
Gibraltar Industries, Inc.(b) 02/01/21	6.500%	19,000	19,285
HD Supply, Inc. Secured 04/15/20	11.000%	33,000	39,435
HD Supply, Inc.(b) Senior Unsecured 07/15/20	7.500%	77,000	80,465
Nortek, Inc. 12/01/18	10.000%	10,000	10,950
04/15/21	8.500%	69,000	74,692
Total			280,117
Chemicals 0.2%
Celanese U.S. Holdings LLC 06/15/21	5.875%	79,000	80,975
Dow Chemical Co. (The) Senior Unsecured 11/01/29	7.375%	778,000	995,705
Eastman Chemical Co. Senior Unsecured 06/01/17	2.400%	1,650,000	1,658,357
Huntsman International LLC 11/15/20	4.875%	29,000	27,623
03/15/21	8.625%	8,000	8,920
JM Huber Corp. Senior Notes(b) 11/01/19	9.875%	90,000	100,687

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Koppers, Inc. 12/01/19	7.875%	14,000	15,050
Momentive Performance Materials, Inc. Senior Secured 10/15/20	8.875%	89,000	92,560
10/15/20	10.000%	13,000	13,423
NOVA Chemicals Corp. Senior Unsecured(b) 08/01/23	5.250%	38,000	37,905
Nova Chemicals Corp. Senior Unsecured 11/01/19	8.625%	57,000	63,127
PQ Corp. Secured(b) 05/01/18	8.750%	239,000	250,950
U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(b) 05/01/21	7.375%	59,000	60,623
Total			3,405,905
Construction Machinery 0.1%
Case New Holland, Inc. 12/01/17	7.875%	173,000	198,950
Caterpillar Financial Services Corp. Senior Unsecured 06/01/22	2.850%	1,205,000	1,137,791
Columbus McKinnon Corp. 02/01/19	7.875%	87,000	91,350
H&E Equipment Services, Inc. 09/01/22	7.000%	9,000	9,563
Neff Rental LLC/Finance Corp. Secured(b) 05/15/16	9.625%	102,000	108,120
United Rentals North America, Inc. 05/15/20	7.375%	45,000	48,488
04/15/22	7.625%	114,000	122,550
Secured 07/15/18	5.750%	55,000	58,712
Total			1,775,524
Consumer Cyclical Services —%
Corrections Corp. of America 05/01/23	4.625%	39,000	36,270
GNET Escrow Corp. Senior Secured(b) 07/01/18	12.125%	37,000	39,405
Goodman Networks, Inc. Senior Secured(b) 07/01/18	13.125%	75,000	79,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Monitronics International, Inc. 04/01/20	9.125%	37,000	38,203
Monitronics International, Inc.(b) Senior Unsecured 04/01/20	9.125%	25,000	25,875
Vivint, Inc.(b) Senior Secured 12/01/19	6.375%	123,000	115,927
Senior Unsecured 12/01/20	8.750%	118,000	116,230
Total			451,410
Consumer Products 0.1%
Clorox Co. (The) Senior Unsecured 09/15/22	3.050%	775,000	729,839
Libbey Glass, Inc. Senior Secured 05/15/20	6.875%	27,000	28,856
Serta Simmons Holdings LLC Senior Unsecured(b) 10/01/20	8.125%	106,000	111,300
Spectrum Brands Escrow Corp.(b) 11/15/20	6.375%	56,000	57,960
Spectrum Brands, Inc. 03/15/20	6.750%	114,000	120,270
Springs Window Fashions LLC Senior Secured(b) 06/01/21	6.250%	74,000	73,075
Total			1,121,300
Diversified Manufacturing 0.1%
Amsted Industries, Inc. Senior Notes(b) 03/15/18	8.125%	109,000	114,995
Gardner Denver, Inc. Senior Unsecured(b) 08/15/21	6.875%	96,000	93,840
Hamilton Sundstrand Corp(b) 12/15/20	7.750%	66,000	68,310
United Technologies Corp. Senior Unsecured 06/01/22	3.100%	1,550,000	1,510,563
Total			1,787,708
Electric 0.9%
Arizona Public Service Co. Senior Unsecured 04/01/42	4.500%	925,000	888,321
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMS Energy Corp. Senior Unsecured 02/01/20	6.250%	1,200,000	1,378,272
Calpine Corp. Senior Secured(b) 02/15/21	7.500%	87,000	92,002
Commonwealth Edison Co. 1st Mortgage 09/15/17	6.150%	775,000	901,884
DTE Energy Co. Senior Unsecured 04/15/33	6.375%	340,000	390,786
Dominion Resources, Inc. Senior Unsecured 08/15/19	5.200%	1,263,000	1,426,618
FirstEnergy Corp. Senior Unsecured 03/15/23	4.250%	1,350,000	1,226,208
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	119,000	134,470
Indiana Michigan Power Co. Senior Unsecured 03/15/37	6.050%	700,000	770,612
Nevada Power Co. 08/01/18	6.500%	900,000	1,073,727
PPL Capital Funding, Inc. 06/01/23	3.400%	1,925,000	1,804,443
Pacific Gas & Electric Co. Senior Unsecured 03/01/37	5.800%	900,000	994,214
Progress Energy, Inc. Senior Unsecured 03/01/31	7.750%	955,000	1,233,135
TransAlta Corp. Senior Unsecured 01/15/15	4.750%	1,360,000	1,423,769
Total			13,738,461
Entertainment —%
AMC Entertainment, Inc. 06/01/19	8.750%	87,000	93,525
12/01/20	9.750%	6,000	6,855
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.(b) 03/15/21	5.250%	48,000	45,840
Total			146,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.1%
Waste Management, Inc. 03/11/19	7.375%	1,365,000	1,639,061
Food and Beverage 0.6%
ARAMARK Corp.(b) 03/15/20	5.750%	22,000	22,440
Anheuser-Busch InBev Worldwide, Inc.(c) 07/14/14	0.628%	1,450,000	1,454,096
B&G Foods, Inc. 06/01/21	4.625%	94,000	87,303
Bacardi Ltd.(b) 04/01/14	7.450%	95,000	98,554
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	1,200,000	1,141,189
Constellation Brands Inc. Senior Unsecured 05/01/21	3.750%	27,000	24,975
05/01/23	4.250%	38,000	34,865
Cott Beverages, Inc. 09/01/18	8.125%	9,000	9,664
Diageo Capital PLC 04/29/23	2.625%	1,345,000	1,229,643
Kraft Foods Group, Inc. Senior Unsecured 06/06/22	3.500%	1,400,000	1,369,007
Mondelez International, Inc. Senior Unsecured 02/10/20	5.375%	1,000,000	1,117,531
PepsiCo, Inc. Senior Unsecured 03/05/22	2.750%	1,540,000	1,450,380
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	1,465,000	1,470,268
Shearer's Foods, Inc. LLC Senior Secured(b) 11/01/19	9.000%	18,000	18,945
Total			9,528,860
Gaming 0.1%
Boyd Gaming Corp. 07/01/20	9.000%	12,000	12,870
Caesars Entertainment Operating Co., Inc. Senior Secured 02/15/20	8.500%	50,000	47,750
02/15/20	9.000%	51,000	48,960

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International 03/01/18	11.375%	71,000	88,750
10/01/20	6.750%	8,000	8,160
12/15/21	6.625%	37,000	37,555
PNK Finance Corp.(b) 08/01/21	6.375%	105,000	104,737
Pinnacle Entertainment, Inc. 04/01/22	7.750%	3,000	3,113
ROC Finance LLC/Corp. Secured(b) 09/01/18	12.125%	132,000	146,850
Seminole Indian Tribe of Florida Senior Secured(b) 10/01/20	6.535%	51,000	54,060
Seneca Gaming Corp.(b) 12/01/18	8.250%	90,000	96,300
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b) 06/01/21	6.375%	60,000	57,000
Tunica-Biloxi Gaming Authority Senior Unsecured(b) 11/15/15	9.000%	25,000	22,625
Total			728,730
Gas Distributors —%
Sempra Energy Senior Unsecured 10/01/22	2.875%	785,000	725,187
Gas Pipelines 0.5%
Access Midstream Partners LP/Finance Corp. 04/15/21	5.875%	46,000	47,265
05/15/23	4.875%	106,000	98,580
El Paso LLC Senior Secured 09/15/20	6.500%	194,000	204,842
El Paso Pipeline Partners Operating Co. LLC 11/15/40	7.500%	760,000	935,007
Enterprise Products Operating LLC 02/01/41	5.950%	1,025,000	1,127,788
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	155,000	160,812
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	74,000	77,330
02/15/23	5.500%	99,000	97,267
NiSource Finance Corp. 02/15/44	4.800%	1,045,000	946,737
Regency Energy Partners LP/Finance Corp. 07/15/21	6.500%	105,000	111,300
04/15/23	5.500%	115,000	110,975

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Regency Energy Partners LP/Finance Corp.(b) 11/01/23	4.500%	40,000	35,700
Sabine Pass Liquefaction LLC Senior Secured(b) 02/01/21	5.625%	69,000	65,895
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	916,000	1,034,245
TransCanada PipeLines Ltd.(c) 05/15/67	6.350%	245,000	254,800
Senior Unsecured 06/30/16	0.953%	1,800,000	1,811,065
Williams Partners LP/Finance Corp. Senior Unsecured 02/01/17	7.250%	1,090,000	1,265,050
Total			8,384,658
Health Care 0.3%
Amsurg Corp. 11/30/20	5.625%	29,000	29,290
Biomet, Inc. 08/01/20	6.500%	123,000	126,075
CHS/Community Health Systems, Inc. 11/15/19	8.000%	65,000	68,250
Senior Secured 08/15/18	5.125%	112,000	114,520
Cardinal Health, Inc. Senior Unsecured 12/15/20	4.625%	1,075,000	1,149,979
ConvaTec Finance International SA Senior Unsecured(b) 01/15/19	8.250%	70,000	68,950
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	123,000	137,760
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	84,000	83,160
Emdeon, Inc. 12/31/19	11.000%	84,000	95,340
Express Scripts Holding Co. 11/15/21	4.750%	1,000,000	1,061,303
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	27,000	27,810
01/31/22	5.875%	34,000	34,595
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	55,000	59,950
02/15/21	5.750%	62,000	63,395

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	114,000	114,285
HCA, Inc. 02/15/22	7.500%	104,000	113,100
Senior Secured 02/15/20	6.500%	110,000	118,112
05/01/23	4.750%	11,000	10,271
Healthcare Technology Intermediate, Inc. Senior Unsecured(b) 09/01/18	7.375%	43,000	43,591
Hologic, Inc. 08/01/20	6.250%	16,000	16,680
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	53,000	55,518
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	47,000	48,234
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	40,000	43,950
MPH Intermediate Holding Co. 2 Senior Unsecured PIK(b) 08/01/18	8.375%	49,000	49,980
McKesson Corp. Senior Unsecured 03/01/21	4.750%	965,000	1,043,918
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	43,000	47,515
Radnet Management, Inc. 04/01/18	10.375%	32,000	33,920
STHI Holding Corp. Secured(b) 03/15/18	8.000%	54,000	58,320
Tenet Healthcare Corp. Senior Secured 06/01/20	4.750%	84,000	79,485
Tenet Healthcare Corp.(b) Senior Secured 04/01/21	4.500%	24,000	22,080
Truven Health Analytics, Inc. 06/01/20	10.625%	40,000	42,500
United Surgical Partners International, Inc. 04/01/20	9.000%	54,000	59,535
Universal Hospital Services, Inc. Secured 08/15/20	7.625%	3,000	3,120
Total			5,124,491

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.1%
Cigna Corp. Senior Unsecured 06/15/20	5.125%	1,025,000	1,119,558
Home Construction —%
Ashton Woods U.S.A. LLC/Finance Co.(b) 02/15/21	6.875%	8,000	7,920
Beazer Homes USA, Inc. 05/15/19	9.125%	29,000	30,668
02/01/23	7.250%	25,000	25,250
Brookfield Residential Properties, Inc./U.S. Corp.(b) 07/01/22	6.125%	26,000	25,675
KB Home 03/15/20	8.000%	35,000	37,888
09/15/22	7.500%	10,000	10,425
Meritage Homes Corp. 03/01/18	4.500%	49,000	48,387
04/01/22	7.000%	30,000	32,100
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	83,000	91,092
Standard Pacific Corp. 12/15/21	6.250%	79,000	79,197
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/21	5.250%	37,000	34,965
Woodside Homes Co., LLC/Finance, Inc. Senior Unsecured(b) 12/15/21	6.750%	30,000	29,850
Total			453,417
Independent Energy 0.7%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	1,265,000	1,418,756
Antero Resources Finance Corp. 08/01/19	7.250%	17,000	17,850
Athlon Holdings LP/Finance Corp.(b) 04/15/21	7.375%	92,000	92,920
Aurora U.S.A. Oil & Gas, Inc.(b) 04/01/20	7.500%	138,000	136,620
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	116,000	126,150
Chesapeake Energy Corp. 08/15/20	6.625%	195,000	209,137
02/15/21	6.125%	95,000	98,800
03/15/23	5.750%	56,000	55,720
Comstock Resources, Inc. 06/15/20	9.500%	92,000	99,820

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Concho Resources, Inc. 01/15/21	7.000%	151,000	165,722
01/15/22	6.500%	19,000	20,140
04/01/23	5.500%	52,000	50,440
Continental Resources, Inc. 10/01/19	8.250%	1,000	1,100
04/01/21	7.125%	53,000	58,300
09/15/22	5.000%	296,000	298,960
04/15/23	4.500%	115,000	112,987
Devon Energy Corp. Senior Unsecured 05/15/17	1.875%	1,200,000	1,183,802
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	13,000	13,910
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	51,000	56,164
EnCana Corp. Senior Unsecured 11/15/21	3.900%	1,375,000	1,362,650
Halcon Resources Corp. 05/15/21	8.875%	76,000	76,190
Kodiak Oil & Gas Corp. 12/01/19	8.125%	222,000	243,090
Kodiak Oil & Gas Corp.(b) 01/15/21	5.500%	86,000	85,140
02/01/22	5.500%	36,000	34,740
Laredo Petroleum, Inc. 02/15/19	9.500%	110,000	122,375
05/01/22	7.375%	23,000	24,265
Linn Energy LLC/Finance Corp.(b) 11/01/19	6.250%	20,000	18,400
Nexen, Inc. Senior Unsecured 03/10/35	5.875%	865,000	890,688
Oasis Petroleum, Inc. 02/01/19	7.250%	141,000	149,460
11/01/21	6.500%	106,000	111,300
01/15/23	6.875%	61,000	64,203
Pioneer Natural Resources Co. Senior Unsecured 07/15/22	3.950%	1,350,000	1,333,138
QEP Resources, Inc. Senior Unsecured 10/01/22	5.375%	58,000	55,680
05/01/23	5.250%	61,000	57,188
Range Resources Corp. 06/01/21	5.750%	53,000	55,518
08/15/22	5.000%	14,000	13,685

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co. Senior Unsecured 11/15/21	6.500%	43,000	45,150
SM Energy Co.(b) Senior Unsecured 01/15/24	5.000%	55,000	51,013
Southwestern Energy Co. 02/01/18	7.500%	770,000	912,754
Whiting Petroleum Corp. 10/01/18	6.500%	5,000	5,263
Woodside Finance Ltd.(b) 05/10/21	4.600%	1,600,000	1,668,334
Total			11,597,522
Integrated Energy 0.2%
Cenovus Energy, Inc. Senior Unsecured 09/15/23	3.800%	1,510,000	1,493,888
Petro-Canada Senior Unsecured 05/15/18	6.050%	1,175,000	1,362,160
Total			2,856,048
Life Insurance 0.4%
Hartford Financial Services Group, Inc. Senior Unsecured 03/30/20	5.500%	1,325,000	1,480,187
Lincoln National Corp. Senior Unsecured 07/01/19	8.750%	950,000	1,221,128
Metropolitan Life Global Funding I Senior Secured(b) 04/11/22	3.875%	1,250,000	1,270,646
Prudential Financial, Inc. Senior Unsecured 06/15/17	6.100%	1,480,000	1,688,224
Total			5,660,185
Lodging —%
Choice Hotels International, Inc. 07/01/22	5.750%	32,000	32,960
Playa Resorts Holding BV Senior Unsecured(b) 08/15/20	8.000%	70,000	71,515
Total			104,475
Media Cable 0.2%
CCO Holdings LLC/Capital Corp. 01/31/22	6.625%	50,000	50,750
09/30/22	5.250%	101,000	92,162

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC Senior Unsecured 02/15/18	7.875%	22,000	24,970
02/15/19	8.625%	32,000	36,800
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	40,000	42,100
Cablevision Systems Corp. Senior Unsecured 04/15/20	8.000%	66,000	73,095
09/15/22	5.875%	20,000	19,100
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b) 09/15/20	6.375%	62,000	61,845
DIRECTV Holdings LLC/Financing Co., Inc. 03/01/21	5.000%	1,740,000	1,778,230
DISH DBS Corp. 09/01/19	7.875%	102,000	115,005
06/01/21	6.750%	18,000	18,765
07/15/22	5.875%	117,000	114,660
03/15/23	5.000%	76,000	70,110
Midcontinent Communications & Finance Corp.(b) 08/01/21	6.250%	14,000	14,070
Quebecor Media, Inc. Senior Unsecured 01/15/23	5.750%	58,000	54,085
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b) 01/15/23	5.500%	38,000	35,340
Videotron Ltd. 07/15/22	5.000%	38,000	35,340
WaveDivision Escrow LLC/Corp. Senior Unsecured(b) 09/01/20	8.125%	2,000	2,070
WideOpenWest Finance LLC/Capital Corp. 07/15/19	10.250%	25,000	26,813
Total			2,665,310
Media Non-Cable 0.5%
AMC Networks, Inc. 07/15/21	7.750%	102,000	112,710
12/15/22	4.750%	25,000	23,438
Clear Channel Communications, Inc. Senior Secured 03/01/21	9.000%	78,000	74,100
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	99,000	99,248
11/15/22	6.500%	50,000	49,625
11/15/22	6.500%	92,000	92,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hughes Satellite Systems Corp. 06/15/21	7.625%	88,000	94,380
Intelsat Jackson Holdings SA 10/15/20	7.250%	185,000	197,487
Intelsat Luxembourg SA(b) 06/01/21	7.750%	31,000	31,930
06/01/23	8.125%	88,000	91,960
MDC Partners, Inc.(b) 04/01/20	6.750%	78,000	78,975
NBCUniversal Media LLC 04/01/41	5.950%	1,100,000	1,247,324
National CineMedia LLC Senior Secured 04/15/22	6.000%	74,000	75,480
News America, Inc. 03/15/33	6.550%	1,000,000	1,124,071
Nielsen Finance LLC/Co. 10/01/20	4.500%	184,000	174,800
Reed Elsevier Capital, Inc. 10/15/22	3.125%	1,497,000	1,376,259
TCM Sub LLC(b) 01/15/15	3.550%	955,000	986,206
Thomson Reuters Corp. Senior Unsecured 05/23/43	4.500%	1,225,000	1,071,643
Univision Communications, Inc.(b) 05/15/21	8.500%	45,000	48,713
Senior Secured 11/01/20	7.875%	34,000	36,890
09/15/22	6.750%	94,000	97,525
05/15/23	5.125%	26,000	24,538
Total			7,209,302
Metals 0.2%
Alpha Natural Resources, Inc. 04/15/18	9.750%	39,000	39,195
ArcelorMittal Senior Unsecured 03/01/21	6.000%	104,000	102,180
Arch Coal, Inc. 06/15/21	7.250%	4,000	3,090
Arch Coal, Inc.(b) 06/15/19	9.875%	77,000	66,990
CONSOL Energy, Inc. 03/01/21	6.375%	4,000	4,040
Calcipar SA Senior Secured(b) 05/01/18	6.875%	85,000	87,656

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMG Resources August 2006 Proprietary Ltd.(b) 11/01/19	8.250%	136,000	144,160
FQM Akubra, Inc.(b) 06/01/20	8.750%	128,000	133,760
06/01/21	7.500%	39,000	39,195
Freeport-McMoRan Copper & Gold, Inc. Senior Unsecured(b) 03/15/20	3.100%	1,340,000	1,214,335
JMC Steel Group, Inc. Senior Notes(b) 03/15/18	8.250%	75,000	73,125
Peabody Energy Corp. 11/15/18	6.000%	67,000	66,665
11/15/21	6.250%	29,000	27,985
Vale Overseas Ltd. 01/23/17	6.250%	1,115,000	1,231,569
Total			3,233,945
Non-Captive Consumer —%
Provident Funding Associates LP/PFG Finance Corp.(b) 06/15/21	6.750%	47,000	47,470
Springleaf Finance Corp. Senior Unsecured 12/15/17	6.900%	62,000	63,085
Total			110,555
Non-Captive Diversified 0.3%
Air Lease Corp. 03/01/20	4.750%	129,000	128,677
CIT Group, Inc. Senior Unsecured 08/15/17	4.250%	48,000	48,600
03/15/18	5.250%	50,000	51,625
08/01/23	5.000%	27,000	25,286
CIT Group, Inc.(b) Senior Secured 04/01/18	6.625%	69,000	74,348
Senior Unsecured 02/15/19	5.500%	156,000	159,900
General Electric Capital Corp. Senior Unsecured 10/17/21	4.650%	3,890,000	4,099,714
International Lease Finance Corp. Senior Unsecured 09/01/17	8.875%	80,000	91,300
04/15/18	3.875%	3,000	2,865
05/15/19	6.250%	29,000	29,870
12/15/20	8.250%	149,000	165,762
04/15/21	4.625%	5,000	4,550
Total			4,882,497

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.2%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	231,000	247,170
Green Field Energy Services, Inc.(b) Secured 11/15/16	13.250%	4,000	3,920
11/15/16	13.250%	127,000	124,460
Halliburton Co. Senior Unsecured 08/01/23	3.500%	1,800,000	1,776,346
Oil States International, Inc.(b) 01/15/23	5.125%	37,000	40,423
Pacific Drilling SA Senior Secured(b) 06/01/20	5.375%	93,000	89,745
Weatherford International, Inc. 06/15/37	6.800%	1,235,000	1,278,620
Total			3,560,684
Other Industry —%
Interline Brands, Inc. 11/15/18	7.500%	122,000	128,100
Unifrax I LLC/Holding Co.(b) 02/15/19	7.500%	39,000	39,049
Total			167,149
Packaging —%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc.(b) Senior Secured 11/15/22	4.875%	28,000	26,880
Senior Unsecured 11/15/20	7.000%	18,000	17,460
BOE Intermediate Holding Corp. Senior Unsecured PIK(b) 11/01/17	9.000%	18,000	18,360
Reynolds Group Issuer, Inc. LLC Senior Secured 10/15/20	5.750%	43,000	42,624
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	92,000	97,750
02/15/21	8.250%	23,000	22,712
Senior Secured 08/15/19	7.875%	74,000	81,400
02/15/21	6.875%	94,000	99,170
Total			406,356
Paper —%
Graphic Packaging International, Inc. 04/15/21	4.750%	66,000	63,360

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.2%
Amgen, Inc. Senior Unsecured 11/15/21	3.875%	760,000	762,880
GlaxoSmithKline Capital, Inc. 03/18/23	2.800%	1,115,000	1,044,466
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	38,000	42,940
Merck & Co, Inc. Senior Unsecured 05/18/23	2.800%	1,625,000	1,516,854
VPII Escrow Corp.(b) Senior Unsecured 08/15/18	6.750%	56,000	59,290
07/15/21	7.500%	79,000	84,530
Valeant Pharmaceuticals International(b) 10/15/20	6.375%	145,000	147,175
Total			3,658,135
Property & Casualty 0.4%
ACE INA Holdings, Inc. 03/15/18	5.800%	1,000,000	1,153,048
Alliant Holdings, Inc. Senior Unsecured(b) 12/15/20	7.875%	50,000	51,125
Berkshire Hathaway, Inc. Senior Unsecured(c) 08/15/14	0.964%	1,475,000	1,484,105
CNA Financial Corp. Senior Unsecured 11/15/19	7.350%	1,058,000	1,277,926
Liberty Mutual Group, Inc.(b) 06/01/21	5.000%	1,200,000	1,262,864
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	625,000	783,696
Total			6,012,764
Railroads 0.2%
CSX Corp. Senior Unsecured 10/30/20	3.700%	1,450,000	1,497,937
Canadian Pacific Railway Co. Senior Unsecured 03/15/23	4.450%	1,325,000	1,375,126
Total			2,873,063

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured 03/01/41	6.500%	800,000	881,160
REITs 0.3%
Boston Properties LP Senior Unsecured 05/15/21	4.125%	1,200,000	1,225,020
CyrusOne LP/Finance Corp. 11/15/22	6.375%	66,000	66,330
Duke Realty LP 08/15/19	8.250%	1,040,000	1,279,328
Kimco Realty Corp. Senior Unsecured 02/01/18	4.300%	1,235,000	1,323,564
Simon Property Group LP Senior Unsecured 02/01/40	6.750%	880,000	1,078,278
Total			4,972,520
Restaurants 0.1%
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	1,280,000	1,292,386
Retailers 0.1%
AutoNation, Inc. 02/01/20	5.500%	35,000	36,663
Burlington Coat Factory Warehouse Corp. 02/15/19	10.000%	84,000	93,660
Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(b) 02/15/18	9.000%	71,000	72,597
CVS Pass-Through Trust Pass-Through Certificates(b) 01/10/32	7.507%	324,288	387,436
Jo-Ann Stores, Inc. Senior Unsecured(b) 03/15/19	8.125%	62,000	63,085
Macy's Retail Holdings, Inc. 07/15/34	6.700%	750,000	850,207
Michaels FinCo Holdings LLC/Inc. Senior Unsecured PIK(b) 08/01/18	7.500%	71,000	71,177
Rite Aid Corp. 03/15/20	9.250%	24,000	27,150
Senior Unsecured 02/15/27	7.700%	25,000	25,438

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rite Aid Corp.(b) 06/15/21	6.750%	4,000	4,050
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	50,000	50,062
Total			1,681,525
Supermarkets 0.1%
Safeway, Inc. Senior Unsecured 02/01/31	7.250%	1,080,000	1,157,151
Technology 0.3%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	59,000	60,917
04/01/20	6.375%	45,000	46,350
Amkor Technology, Inc. Senior Unsecured 06/01/21	6.625%	1,000	983
Apple, Inc. Senior Unsecured 05/03/23	2.400%	1,570,000	1,418,680
CDW LLC/Finance Corp. 04/01/19	8.500%	35,000	38,413
Senior Secured 12/15/18	8.000%	37,000	40,608
Cardtronics, Inc. 09/01/18	8.250%	56,000	60,060
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	28,000	26,950
04/01/23	5.375%	27,000	25,718
First Data Corp. 01/15/21	12.625%	109,000	117,856
First Data Corp.(b) 01/15/21	11.250%	26,000	26,650
08/15/21	11.750%	27,000	25,245
Secured 01/15/21	8.250%	107,000	109,407
Senior Secured 08/15/20	8.875%	100,000	108,000
11/01/20	6.750%	44,000	44,770
Hewlett-Packard Co. Senior Unsecured 06/01/21	4.300%	2,000,000	1,929,704
NXP BV/Funding LLC(b) 02/15/21	5.750%	66,000	66,000
Nuance Communications, Inc.(b) 08/15/20	5.375%	99,000	94,297
Oracle Corp. Senior Unsecured 04/15/38	6.500%	920,000	1,148,252

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc.(b) 05/01/23	4.625%	48,000	44,880
Total			5,433,740
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc. 03/15/20	9.750%	38,000	43,605
ERAC U.S.A. Finance LLC(b) 10/15/37	7.000%	1,095,000	1,300,465
Hertz Corp. (The) 10/15/18	7.500%	78,000	84,240
01/15/21	7.375%	36,000	38,880
LBC Tank Terminals Holding Netherlands BV(b) 05/15/23	6.875%	66,000	66,330
Total			1,533,520
Wireless 0.3%
America Movil SAB de CV 11/15/17	5.625%	570,000	644,676
Crown Castle International Corp. Senior Unsecured 01/15/23	5.250%	75,000	70,875
MetroPCS Wireless, Inc.(b) 04/01/23	6.625%	49,000	48,632
NII International Telecom SCA(b) 08/15/19	7.875%	56,000	52,780
08/15/19	11.375%	166,000	178,450
Rogers Communications, Inc. 08/15/18	6.800%	1,100,000	1,301,595
SBA Telecommunications, Inc. 08/15/19	8.250%	55,000	59,675
07/15/20	5.750%	72,000	72,360
Softbank Corp.(b) 04/15/20	4.500%	95,000	89,817
Sprint Capital Corp. 11/15/28	6.875%	25,000	22,563
Sprint Communications, Inc. Senior Unsecured 08/15/17	8.375%	6,000	6,735
11/15/21	11.500%	83,000	108,315
11/15/22	6.000%	74,000	69,190
Sprint Communications, Inc.(b) 11/15/18	9.000%	258,000	301,860
03/01/20	7.000%	70,000	75,250
United States Cellular Corp. Senior Unsecured 12/15/33	6.700%	915,000	889,711

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Acquisition Finance SA Senior Secured(b) 04/30/20	6.500%	92,000	92,000
Total			4,084,484
Wirelines 0.7%
AT&T, Inc. Senior Unsecured 02/15/39	6.550%	1,680,000	1,928,877
CenturyLink, Inc. Senior Unsecured 04/01/20	5.625%	140,000	137,200
Deutsche Telekom International Finance BV 03/23/16	5.750%	985,000	1,087,343
Embarq Corp. Senior Unsecured 06/01/36	7.995%	965,000	990,435
Frontier Communications Corp. Senior Unsecured 03/15/19	7.125%	48,000	50,400
07/01/21	9.250%	28,000	31,780
01/15/23	7.125%	59,000	57,377
04/15/24	7.625%	23,000	22,483
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%	65,000	74,587
Level 3 Financing, Inc. 04/01/19	9.375%	117,000	128,407
07/01/19	8.125%	25,000	26,438
07/15/20	8.625%	24,000	25,680
Orange SA Senior Unsecured 09/14/16	2.750%	1,260,000	1,294,839
PAETEC Holding Corp. 12/01/18	9.875%	78,000	86,775
Telecom Italia Capital SA 07/18/36	7.200%	1,500,000	1,458,126
Telefonica Emisiones SAU 06/20/36	7.045%	1,320,000	1,403,927
Verizon New York, Inc. 04/01/32	7.375%	1,520,000	1,741,826
Windstream Holdings, Inc. 08/01/23	6.375%	55,000	49,706
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	19,000	21,565
Senior Secured 01/01/20	8.125%	97,000	105,245
Total			10,723,016
Total Corporate Bonds & Notes (Cost: $172,196,368)			172,831,699

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Residential Mortgage-Backed Securities —
Agency 10.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(c)(d) 12/01/36	6.104%	33,442	35,830
08/01/36	2.588%	54,320	57,539
Federal Home Loan Mortgage Corp.(d) 06/01/32- 07/01/32	7.000%	680,554	782,521
12/01/17- 05/01/40	5.500%	3,640,718	3,912,752
08/01/18- 05/01/41	5.000%	8,762,663	9,380,476
05/01/39- 06/01/41	4.500%	13,813,082	14,548,408
03/01/17- 10/01/39	6.000%	3,590,010	3,910,935
10/01/26	3.500%	3,593,616	3,754,484
08/01/32- 03/01/38	6.500%	98,545	110,707
07/01/42- 08/01/43	3.000%	25,369,999	24,302,632
CMO Series 1614 Class MZ 11/15/23	6.500%	31,240	34,694
CMO Series 2735 Class OG 08/15/32	5.000%	39,724	40,104
Federal Home Loan Mortgage Corp.(d)(e) 09/01/43	3.500%	28,155,000	28,061,517
09/01/43	4.000%	14,800,000	15,257,875
Federal National Mortgage Association(c)(d) 04/01/36	2.046%	51,449	54,017
08/01/34	5.576%	93,647	100,791
08/01/36	2.970%	38,997	41,471
Federal National Mortgage Association(d) 03/01/17- 08/01/37	6.500%	1,350,329	1,503,621
08/01/18- 02/01/38	5.500%	2,758,484	3,000,097
06/01/31- 08/01/32	7.000%	459,346	510,561
12/01/20- 07/01/23	5.000%	436,684	469,552
09/01/17- 11/01/32	6.000%	875,308	955,152
05/01/40	4.500%	521,142	550,539
09/01/40	4.000%	4,773,917	4,929,273
08/01/43	3.000%	440,000	422,508
Federal National Mortgage Association(d)(e) 09/01/28- 09/01/43	3.500%	18,000,000	18,232,666
07/01/27- 09/01/28	3.000%	15,701,061	16,071,052
09/01/28- 09/01/43	4.000%	18,705,000	19,375,037
Federal National Mortgage Association(d)(f) 10/01/40	4.500%	1,035,484	1,095,233

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(d)(g) CMO IO Series 2003-71 Class IM 12/25/31	5.500%	85,660	5,025
Government National Mortgage Association(d) 10/15/33	5.500%	425,307	477,455
10/15/31- 05/15/32	7.000%	117,924	136,584
02/15/34	5.000%	353,687	383,962
12/15/37	6.000%	115,432	126,962
02/15/39	4.500%	28,834	30,787
Government National Mortgage Association(d)(g) CMO IO Series 2002-70 Class IC 08/20/32	6.000%	129,435	11,473
Total Residential Mortgage-Backed Securities — Agency (Cost: $172,154,758)			172,674,292
Residential Mortgage-Backed Securities — Non-Agency 0.4%
SACO I, Inc. CMO Series 1995-1 Class A(b)(c)(d)(h)(i) 09/25/24	0.000%	4,940	1,630
Springleaf Mortgage Loan Trust(b)(c)(d) CMO Series 2012-1A Class A 09/25/57	2.667%	752,516	766,488
CMO Series 2012-2A Class A 10/25/57	2.220%	472,933	470,182
CMO Series 2012-3A Class A 12/25/59	1.570%	1,959,834	1,927,183
CMO Series 2013-1A Class A 06/25/58	1.270%	1,612,586	1,570,237
CMO Series 2013-2A Class A 12/25/65	1.780%	1,356,711	1,343,305
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $6,145,071)			6,079,025
Commercial Mortgage-Backed Securities — Agency 3.7%
Federal National Mortgage Association Series 2006-M2 Class A2A(c)(d) 10/25/32	5.271%	2,579,380	2,930,826
Government National Mortgage Association(c)(d) Series 2010-52 Class AE 06/16/36	4.115%	308,743	316,065
Series 2013-50 Class AH 06/16/39	2.100%	2,006,720	2,018,515

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(d) Series 2009-71 Class A 04/16/38	3.304%	222,176	225,239
Series 2010-159 Class A 01/16/33	2.159%	353,748	355,954
Series 2011-149 Class A 10/16/46	3.000%	1,691,833	1,737,181
Series 2011-16 Class A 11/16/34	2.210%	526,455	529,230
Series 2011-161 Class A 01/16/34	1.738%	2,799,936	2,806,888
Series 2011-31 Class A 12/16/35	2.210%	480,408	484,110
Series 2011-64 Class A 08/16/34	2.380%	330,820	331,188
Series 2011-64 Class AD 11/16/38	2.700%	256,320	259,132
Series 2011-78 Class A 08/16/34	2.250%	2,338,247	2,354,366
Series 2012-111 Class AC 04/16/47	2.211%	1,330,778	1,341,583
Series 2012-25 Class A 11/16/42	2.575%	3,414,142	3,466,207
Series 2012-45 Class A 03/16/40	2.830%	969,415	990,848
Series 2012-55 Class A 08/16/33	1.704%	1,404,372	1,404,256
Series 2012-58 Class A 01/16/40	2.500%	1,053,131	1,069,148
Series 2012-79 Class A 04/16/39	1.800%	1,092,342	1,082,735
Series 2012-9 Class A 05/16/39	3.220%	955,110	984,433
Series 2013-105 Class A 02/16/37	1.705%	4,962,477	4,933,615
Series 2013-12 Class A 10/16/42	1.410%	2,227,505	2,197,485
Series 2013-126 Class AB 09/16/38	1.540%	3,030,000	3,007,275
Series 2013-17 Class AH 10/16/43	1.558%	1,697,139	1,680,795
Series 2013-2 Class AB 12/16/42	1.600%	1,659,717	1,647,827
Series 2013-30 Class A 05/16/42	1.500%	2,988,021	2,948,286
Series 2013-32 Class AB 01/16/42	1.900%	3,317,976	3,308,328
Series 2013-33 Class A 07/16/38	1.061%	4,354,286	4,261,923
Series 2013-40 Class A 10/16/41	1.511%	1,925,338	1,904,943
Series 2013-57 Class A 06/16/37	1.350%	4,240,613	4,180,676
Series 2013-61 Class A 01/16/43	1.450%	2,243,675	2,209,255

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-78 Class AB 07/16/39	1.624%	2,284,965	2,256,538
Total Commercial Mortgage-Backed Securities — Agency (Cost: $59,919,297)			59,224,850
Commercial Mortgage-Backed Securities — Non-Agency 1.7%
Americold 2010 LLC Trust Series 2010-ARTA Class A1(b)(d) 01/14/29	3.847%	354,156	378,913
Banc of America Commercial Mortgage Trust Series 2006-4 Class A4(d) 07/10/46	5.634%	3,465,000	3,779,778
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3 Class A4(d) 07/10/43	4.668%	375,000	395,335
Bear Stearns Commercial Mortgage Securities(c)(d) Series 2005-T20 Class AAB 10/12/42	5.277%	308,474	315,143
Series 2007-T28 Class A4 09/11/42	5.742%	750,000	844,000
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(d) 10/15/49	5.431%	1,400,000	1,537,718
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(c)(d) 07/15/44	5.393%	880,000	942,889
Credit Suisse Commercial Mortgage Trust Series 2006-C2 Class A2(c)(d) 03/15/39	5.858%	215,676	217,577
Credit Suisse First Boston Mortgage Securities Corp.(c)(d) Series 2004-C1 Class A4 01/15/37	4.750%	284,708	285,691
Credit Suisse First Boston Mortgage Securities Corp.(d) Series 2004-C2 Class A1 05/15/36	3.819%	16,518	16,581
DBRR Trust(b)(d) Series 2012-EZ1 Class A 09/25/45	1.393%	495,000	492,901
09/25/45	2.062%	2,195,000	2,179,757
DBUBS Mortgage Trust Series 2011-LC1A Class A3(b)(d) 11/10/46	5.002%	150,000	164,212

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp. II Series 2011-GC3 Class A1(b)(d) 03/10/44	2.331%	324,196	328,286
General Electric Capital Assurance Co.(b)(c)(d) Series 2003-1 Class A4 05/12/35	5.254%	163,225	170,331
Series 2003-1 Class A5 05/12/35	5.743%	250,000	284,914
Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class AAB(c)(d) 04/10/37	5.190%	276,595	282,555
JPMorgan Chase Commercial Mortgage Securities Corp.(b)(d) Series 2009-IWST Class A2 12/05/27	5.633%	300,000	336,901
Series 2010-C1 Class A1 06/15/43	3.853%	279,563	290,838
Series 2010-CNTR Class A2 08/05/32	4.311%	450,000	472,509
Series 2011-C3 Class A4 02/15/46	4.717%	450,000	481,167
JPMorgan Chase Commercial Mortgage Securities Corp.(c)(d) Series 2006-LDP6 Class ASB 04/15/43	5.490%	65,914	68,167
JPMorgan Chase Commercial Mortgage Securities Corp.(d) Series 2007-CB18 Class A4 06/12/47	5.440%	820,000	899,168
JPMorgan Chase Commercial Mortgage Securities Trust(c)(d) Series 2005-CB11 Class ASB 08/12/37	5.201%	253,989	258,193
Series 2005-LDP3 Class ASB 08/15/42	4.893%	189,566	195,536
Series 2005-LDP4 Class ASB 10/15/42	4.824%	117,828	120,383
Series 2005-LDP5 Class A4 12/15/44	5.367%	4,132,061	4,443,330
JPMorgan Chase Commercial Mortgage Securities Trust(d) Series 2005-LDP2 Class A3 07/15/42	4.697%	62,740	62,722
Series 2005-LDP2 Class ASB 07/15/42	4.659%	127,358	130,116
LB-UBS Commercial Mortgage Trust(c)(d) Series 2007-C7 Class A3 09/15/45	5.866%	527,387	583,261
LB-UBS Commercial Mortgage Trust(d) Series 2007-C1 Class AAB 02/15/40	5.403%	254,967	258,728

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I, Inc. Series 2011-C1 Class A4(b)(c)(d) 09/15/47	5.033%	300,000	329,473
Morgan Stanley Re-Remic Trust Series 2009-GG10 Class A4A(b)(c)(d) 08/12/45	5.995%	825,000	911,835
Motel 6 Trust Series 2012-MTL6 Class A1(b)(d) 10/05/25	1.500%	432,863	426,306
Nationslink Funding Corp. Series 1999-LTL1 Class A3(d) 01/22/26	7.104%	89,480	92,983
ORES NPL LLC Series 2012-LV1 Class A(b)(d) 09/25/44	4.000%	64,697	64,672
S2 Hospitality LLC Series 2012-LV1 Class A(b)(d) 04/15/25	4.500%	61,825	61,734
Wachovia Bank Commercial Mortgage Trust(c)(d) Series 2005- C22 Class AM 12/15/44	5.515%	200,000	212,455
Series 2005-C21 Class A4 10/15/44	5.414%	1,439,935	1,535,270
Wachovia Bank Commercial Mortgage Trust(d) Series 2005-C18 Class A4 04/15/42	4.935%	1,670,136	1,753,479
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $26,089,800)			26,605,807
Asset-Backed Securities — Non-Agency 1.0%
Ally Master Owner Trust CMO Series 2011-3 Class A1(c) 05/15/16	0.814%	1,275,000	1,276,157
American Credit Acceptance Receivables Trust(b) Series 2012-3 Class A 11/15/16	1.640%	337,148	336,960
Series 2013-1 Class A 04/16/18	1.450%	832,991	831,761
CNH Wholesale Master Note Trust Series 2013-2A Class A(b)(c) 08/15/19	0.790%	1,650,000	1,649,982
Chesapeake Funding LLC Series 2012-1A Class A(b)(c) 11/07/23	0.936%	1,815,128	1,823,137
Cityscape Home Equity Loan Trust Series 1997-B Class A7(h)(i)(j)(k) 05/25/28	7.410%	26,984	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(b)(c) 04/26/37	0.320%	88,692	88,104
Equifirst Mortgage Loan Trust Series 2003-1 Class IF1(c) 12/25/32	4.010%	102,400	103,309
GTP Towers Issuer LLC(b) 02/15/15	4.436%	200,000	207,002
Hertz Vehicle Financing LLC(b) Series 2009-2A Class A2 03/25/16	5.290%	500,000	529,124
Series 2010-1A Class A1 02/25/15	2.600%	300,000	301,480
Hilton Grand Vacations Trust Series 2013-A Class A(b) 01/25/26	2.280%	2,242,336	2,242,496
KeyCorp Student Loan Trust Series 1999-A Class A2(c) 12/27/29	0.606%	321,321	316,359
Nations Equipment Finance Funding I LLC Series 2013-1A Class A(b) 11/20/16	1.697%	1,990,280	1,990,280
SBA Tower Trust(b) 04/15/40	4.254%	500,000	508,891
SLM Student Loan Trust(b) Series 2012-A Class A2 01/17/45	3.830%	500,000	528,846
SLM Student Loan Trust(b)(c) Series 2011-C Class A1 12/15/23	1.584%	354,197	355,871
SLM Student Loan Trust(c) Series 2004-B Class A2 06/15/21	0.473%	1,165,926	1,147,025
Santander Drive Auto Receivables Trust Series 2012-1 Class B 05/16/16	2.720%	400,000	404,023
Sierra Receivables Funding Co. LLC(b) Series 2010-1A Class A1 07/20/26	4.480%	31,377	31,845
Series 2010-2A Class A 11/20/25	3.840%	63,113	64,159
Series 2010-3A Class A 11/20/25	3.510%	58,762	59,763
Sierra Receivables Funding Co. LLC(b)(c) Series 2007-2A Class A2 (NPFGC) 09/20/19	1.184%	116,969	116,944
Wheels SPV LLC Series 2012-1 Class A2(b) 03/20/21	1.190%	386,022	387,361
Total Asset-Backed Securities — Non-Agency (Cost: $15,225,929)			15,300,879

Inflation-Indexed Bonds 0.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.7%
U.S. Treasury Inflation-Indexed Bond 07/15/15	1.875%	924,293	978,451
07/15/17	2.625%	450,624	508,747
04/15/16	0.125%	9,985,538	10,232,839
Total			11,720,037
Total Inflation-Indexed Bonds (Cost: $11,702,137)			11,720,037
U.S. Treasury Obligations 3.2%
U.S. Treasury 08/15/40	3.875%	23,521,000	24,550,044
01/15/16	0.375%	9,700,000	9,665,895
03/31/15	2.500%	16,500,000	17,069,761
Total U.S. Treasury Obligations (Cost: $52,211,880)			51,285,700
Foreign Government Obligations 0.5%
Canada 0.4%
Province of Nova Scotia Senior Unsecured 01/26/17	5.125%	2,100,000	2,359,673
Province of Ontario Senior Unsecured 02/14/18	1.200%	2,100,000	2,044,900
Province of Quebec Senior Unsecured 05/14/18	4.625%	2,115,000	2,365,628
Total			6,770,201
Mexico 0.1%
Pemex Project Funding Master Trust 01/21/21	5.500%	1,600,000	1,694,400
Total Foreign Government Obligations (Cost: $8,377,459)			8,464,601
Municipal Bonds 0.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois Unlimited General Obligation Taxable Notes Series 2011 03/01/17	5.365%	2,065,000	2,183,490
Total Municipal Bonds (Cost: $2,270,772)			2,183,490
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Senior Loans 0.1%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Affinia Group, Inc. Tranche B2 Term Loan(c)(l) 04/25/20	4.750%	26,000	26,000
Brokerage —%
Nuveen Investments, Inc. Tranche B 2nd Lien Term Loan(c)(l) 02/28/19	6.500%	48,000	47,720
Chemicals —%
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(c)(l) 02/01/20	4.750%	31,920	32,127
MacDermid, Inc. Tranche B 2nd Lien Term Loan(c)(l) 12/07/20	7.750%	52,000	52,520
Total			84,647
Consumer Cyclical Services —%
New Breed, Inc. Term Loan(c)(l) 10/01/19	6.000%	102,485	102,400
Food and Beverage —%
New HB Acquisition LLC Tranche B Term Loan(c)(l) 04/09/20	6.750%	37,000	37,879
Gaming —%
ROC Finance LLC Tranche B Term Loan(c)(l) 06/20/19	5.000%	38,000	38,048
Health Care —%
American Renal Holdings, Inc. 2nd Lien Term Loan(c)(l) 03/20/20	8.500%	93,000	91,838
ConvaTec, Inc. Term Loan(c)(l) 12/22/16	5.000%	12,605	12,655
U.S. Renal Care, Inc.(c)(e)(l) Tranche B1 1st Lien Term Loan 07/03/19	5.250%	19,000	18,992
2nd Lien Term Loan 01/03/20	8.500%	24,000	24,000
U.S. Renal Care, Inc.(c)(l) 2nd Lien Term Loan 01/03/20	10.250%	71,000	71,000

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B1 1st Lien Term Loan 07/03/19	5.250%	70,290	70,260
United Surgical Partners International, Inc. Tranche B Term Loan(c)(l) 04/03/19	4.750%	19,862	20,003
Total			308,748
Life Insurance —%
Alliant Holdings I, Inc. Term Loan(c)(l) 12/20/19	5.000%	33,830	33,936
Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(c)(l) 12/27/20	6.250%	19,000	19,285
Playa Resorts Holding BV Tranche B Term Loan(c)(e)(l) 12/27/20	6.250%	27,000	27,079
Total			46,364
Media Cable —%
TWCC Holding Corp. 2nd Lien Term Loan(c)(e)(l) 06/26/20	7.000%	9,000	9,225
WideOpenWest Finance LLC Tranche B Term Loan(c)(l) 04/01/19	4.750%	62,371	62,740
Total			71,965
Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(l) 09/16/19	7.500%	54,550	54,959
Property & Casualty —%
Asurion LLC Tranche B1 Term Loan(c)(l) 05/24/19	4.500%	67,660	66,786
Lonestar Intermediate Super Holdings LLC Term Loan(c)(l) 09/02/19	11.000%	176,000	183,480
Total			250,266
Retailers —%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(c)(l) 08/21/20	5.750%	50,000	51,235

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Technology 0.1%
Ancestry.com, Inc. Tranche B1 Term Loan(c)(l) 12/28/18	5.250%	83,817	84,305
Blue Coat Systems, Inc. 2nd Lien Term Loan(c)(l) 06/28/20	9.500%	101,428	101,555
Ion Trading Technologies SARL 2nd Lien Term Loan(c)(l) 05/22/21	8.250%	98,424	98,363
Triple Point Group Holdings, Inc.(c)(l) 1st Lien Term Loan 07/10/20	5.250%	59,000	57,869
2nd Lien Term Loan 07/10/21	9.250%	56,000	53,760
Total			395,852
Wirelines —%
Integra Telecom Holdings, Inc.(c)(l) 2nd Lien Term Loan 02/21/20	9.750%	8,000	8,210
Tranche B Term Loan 02/22/19	5.250%	23,940	24,149
Total			32,359
Total Senior Loans (Cost: $1,553,828)			1,582,378

Warrants —%

Issuer	Shares	Value ($)
Energy —%
Energy Equipment & Services —%
Green Field Energy Services, Inc.(a)	127	5,080
Total Energy		5,080
Total Warrants (Cost: $5,142)		5,080

Money Market Funds 10.3%

Columbia Short-Term Cash Fund, 0.097%(m)(n)	164,611,110	164,611,110
Total Money Market Funds (Cost: $164,611,110)		164,611,110
Total Investments (Cost: $1,436,315,768)		1,684,553,300
Other Assets & Liabilities, Net		(93,199,342)
Net Assets		1,591,353,958

Investments in Derivatives

Futures Contracts Outstanding at August 31, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(70)	(15,382,500)	December 2013	—	(4,497)
U.S. Treasury Note, 5-year	(92)	(11,010,531)	December 2013	525	—
U.S. Treasury Note, 10-year	(116)	(14,416,625)	December 2013	7,913	—
Total				8,438	(4,497)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the value of these securities amounted to $45,963,240 or 2.89% of net assets.

(c)  Variable rate security.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  At August 31, 2013, investments in securities included securities valued at $466,980 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(g)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(h)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2013 was $1,630, representing less than 0.01% of net assets. Information concerning such security holdings at August 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cityscape Home Equity Loan Trust Series 1997-B Class A7 7.410% 05/25/28	06/23/09 - 5/13/11	26,705
SACO I, Inc. CMO Series 1995-1 Class A 0.000% 09/25/24	04/30/99 - 12/20/02	4,703

(i)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2013, the value of these securities amounted to $1,630, which represents less than 0.01% of net assets.

(j)  Negligible market value.

(k)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2013, the value of these securities amounted to $0, which represents less than 0.01% of net assets.

(l)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(n)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	98,875,366	590,075,432	(524,339,688)	164,611,110	167,337	164,611,110

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	137,000,367	—	—	137,000,367
Consumer Staples	108,076,310	—	—	108,076,310
Energy	99,234,810	—	—	99,234,810
Financials	170,046,134	—	—	170,046,134
Health Care	136,983,798	—	—	136,983,798
Industrials	98,460,453	—	—	98,460,453
Information Technology	197,453,692	—	—	197,453,692
Materials	16,721,181	—	—	16,721,181
Telecommunication Services	28,007,607	—	—	28,007,607
Warrants
Energy	—	5,080	—	5,080
Total Equity Securities	991,984,352	5,080	—	991,989,432
Bonds
Corporate Bonds & Notes	—	172,831,699	—	172,831,699
Residential Mortgage-Backed Securities — Agency	—	172,674,292	—	172,674,292
Residential Mortgage-Backed Securities — Non-Agency	—	6,077,395	1,630	6,079,025
Commercial Mortgage-Backed Securities — Agency	—	56,217,575	3,007,275	59,224,850
Commercial Mortgage-Backed Securities — Non-Agency	—	23,933,149	2,672,658	26,605,807
Asset-Backed Securities — Non-Agency	—	13,310,599	1,990,280	15,300,879
Inflation-Indexed Bonds	—	11,720,037	—	11,720,037
U.S. Treasury Obligations	51,285,700	—	—	51,285,700
Foreign Government Obligations	—	8,464,601	—	8,464,601
Municipal Bonds	—	2,183,490	—	2,183,490
Total Bonds	51,285,700	467,412,837	7,671,843	526,370,380
Other
Senior Loans	—	1,582,378	—	1,582,378
Total Other	—	1,582,378	—	1,582,378
Mutual Funds
Money Market Funds	164,611,110	—	—	164,611,110
Total Mutual Funds	164,611,110	—	—	164,611,110

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	1,207,881,162	469,000,295	7,671,843	1,684,553,300
Derivatives
Assets
Futures Contracts	8,438	—	—	8,438
Liabilities
Futures Contracts	(4,497)	—	—	(4,497)
Total	1,207,885,103	469,000,295	7,671,843	1,684,557,241

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of August 31, 2012	1,680	—	—	—	1,680
Accrued discounts/premiums	13	—	—	(294)	(281)
Realized gain (loss)	6	—	—	—	6
Change in unrealized appreciation (depreciation)(a)	83	(3,788)	(16,570)	31,730	11,455
Sales	(152)	—	—	(291,156)	(291,308)
Purchases	—	3,011,063	2,689,228	2,250,000	7,950,291
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of August 31, 2013	1,630	3,007,275	2,672,658	1,990,280	7,671,843

(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2013 was $11,455, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $83, Commercial Mortgage-Backed Securities — Agency of $(3,788), Commercial Mortgage-Backed Securities — Non-Agency of $(16,570) and Asset-Backed Securities — Non-Agency of $31,730.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain residential mortgage-backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

Certain commercial and asset backed securities as well as senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustee.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,271,704,658)	$1,519,942,190
Affiliated issuers (identified cost $164,611,110)	164,611,110
Total investments (identified cost $1,436,315,768)	1,684,553,300
Receivable for:
Investments sold	2,293,515
Capital shares sold	8,375,460
Dividends	1,699,304
Interest	3,129,837
Reclaims	6,690
Variation margin	11,594
Equity-linked notes (Note 9)	45,055
Prepaid expenses	17,968
Trustees' deferred compensation plan	34,781
Other assets	3,553
Total assets	1,700,171,057
Liabilities
Payable for:
Investments purchased	8,636,291
Investments purchased on a delayed delivery basis	97,695,262
Capital shares purchased	2,042,468
Variation margin	5,468
Investment management fees	26,562
Distribution and/or service fees	11,394
Transfer agent fees	211,837
Administration fees	2,384
Plan administration fees	15,082
Compensation of board members	8,035
Chief compliance officer expenses	141
Other expenses	127,394
Trustees' deferred compensation plan	34,781
Total liabilities	108,817,099
Net assets applicable to outstanding capital stock	$1,591,353,958
Represented by
Paid-in capital	$1,401,980,185
Undistributed net investment income	2,171,264
Accumulated net realized loss	(61,038,995)
Unrealized appreciation (depreciation) on:
Investments	248,237,532
Foreign currency translations	31
Futures contracts	3,941
Total — representing net assets applicable to outstanding capital stock	$1,591,353,958

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$994,162,776
Shares outstanding	31,235,881
Net asset value per share	$31.83
Maximum offering price per share(a)	$33.77
Class B
Net assets	$12,225,023
Shares outstanding	385,072
Net asset value per share	$31.75
Class C
Net assets	$149,580,846
Shares outstanding	4,711,262
Net asset value per share	$31.75
Class K(b)
Net assets	$70,410,835
Shares outstanding	2,214,484
Net asset value per share	$31.80
Class R
Net assets	$13,112,940
Shares outstanding	412,152
Net asset value per share	$31.82
Class R4
Net assets	$3,514,922
Shares outstanding	109,745
Net asset value per share	$32.03
Class R5
Net assets	$29,617,417
Shares outstanding	931,453
Net asset value per share	$31.80
Class Y
Net assets	$9,784,319
Shares outstanding	305,350
Net asset value per share	$32.04
Class Z
Net assets	$308,944,880
Shares outstanding	9,719,888
Net asset value per share	$31.78

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$16,723,658
Dividends — affiliated issuers	167,337
Interest	11,210,834
Income from securities lending — net	6,829
Foreign taxes withheld	(34,482)
Total income	28,074,176
Expenses:
Investment management fees	8,516,272
Distribution and/or service fees
Class A	2,158,130
Class B	124,275
Class C	1,053,511
Class R	47,390
Transfer agent fees
Class A	1,528,545
Class B	22,021
Class C	186,231
Class K(a)	33,279
Class R	16,694
Class R4(b)	1,085
Class R5	2,972
Class Z	550,761
Administration fees	763,256
Plan administration fees
Class K(a)	166,252
Compensation of board members	48,593
Custodian fees	41,077
Printing and postage fees	212,531
Registration fees	135,503
Professional fees	72,348
Chief compliance officer expenses	909
Other	48,117
Total expenses	15,729,752
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(174,344)
Expense reductions	(5,347)
Total net expenses	15,550,061
Net investment income	12,524,115
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	81,465,945
Futures contracts	1,051,783
Net realized gain	82,517,728
Net change in unrealized appreciation (depreciation) on:
Investments	80,316,539
Foreign currency translations	55
Futures contracts	132,750
Receivables for equity-linked notes (Note 9)	(114,468)
Net change in unrealized appreciation (depreciation)	80,334,876
Net realized and unrealized gain	162,852,604
Net increase in net assets resulting from operations	$175,376,719

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012
Operations
Net investment income	$12,524,115	$13,904,385
Net realized gain	82,517,728	18,479,474
Net change in unrealized appreciation (depreciation)	80,334,876	103,514,576
Net increase in net assets resulting from operations	175,376,719	135,898,435
Distributions to shareholders
Net investment income
Class A	(8,351,330)	(8,851,932)
Class B	(35,460)	(70,723)
Class C	(242,901)	(273,715)
Class K(b)	(723,281)	(702,944)
Class R	(52,906)	(10,213)
Class R4	(393)	—
Class R5	(12,563)	(215)
Class Y	(24,253)	—
Class Z	(3,857,154)	(3,896,376)
Net realized gains
Class A	—	(20,711,136)
Class B	—	(429,546)
Class C	—	(1,560,825)
Class K(b)	—	(1,557,751)
Class R	—	(20,767)
Class R5	—	(410)
Class Z	—	(7,758,803)
Total distributions to shareholders	(13,300,241)	(45,845,356)
Increase (decrease) in net assets from capital stock activity	219,958,671	120,185,018
Total increase in net assets	382,035,149	210,238,097
Net assets at beginning of year	1,209,318,809	999,080,712
Net assets at end of year	$1,591,353,958	$1,209,318,809
Undistributed net investment income	$2,171,264	$2,407,534

(a) Class R4 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	8,031,666	246,384,655	5,888,205	157,375,381
Distributions reinvested	251,262	7,392,506	1,016,506	26,143,345
Redemptions	(4,492,901)	(135,640,379)	(4,697,297)	(124,960,018)
Net increase	3,790,027	118,136,782	2,207,414	58,558,708
Class B shares
Subscriptions	114,543	3,467,901	104,594	2,795,311
Distributions reinvested	1,091	31,219	17,317	443,012
Redemptions(b)	(153,689)	(4,694,705)	(246,060)	(6,581,269)
Net decrease	(38,055)	(1,195,585)	(124,149)	(3,342,946)
Class C shares
Subscriptions	2,479,652	75,955,846	1,063,387	28,710,940
Distributions reinvested	7,404	211,918	60,505	1,549,110
Redemptions	(432,191)	(13,108,219)	(323,177)	(8,622,713)
Net increase	2,054,865	63,059,545	800,715	21,637,337
Class K shares(c)
Subscriptions	596,232	18,179,438	573,065	15,367,302
Distributions reinvested	24,585	723,231	87,919	2,260,519
Redemptions	(561,650)	(17,176,288)	(380,929)	(10,287,631)
Net increase	59,167	1,726,381	280,055	7,340,190
Class R shares
Subscriptions	402,466	11,958,332	92,324	2,547,632
Distributions reinvested	1,666	49,376	1,183	30,587
Redemptions	(89,181)	(2,725,958)	(13,869)	(384,023)
Net increase	314,951	9,281,750	79,638	2,194,196
Class R4 shares
Subscriptions	148,818	4,719,998	—	—
Distributions reinvested	12	369	—	—
Redemptions	(39,085)	(1,272,625)	—	—
Net increase	109,745	3,447,742	—	—
Class R5 shares
Subscriptions	944,567	29,428,724	—	—
Distributions reinvested	404	12,481	14	371
Redemptions	(14,035)	(452,178)	—	—
Net increase	930,936	28,989,027	14	371
Class Y shares
Subscriptions	316,772	10,174,990	—	—
Distributions reinvested	192	5,976	—	—
Redemptions	(11,614)	(374,587)	—	—
Net increase	305,350	9,806,379	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	3,273,648	98,595,867	3,718,947	99,363,526
Distributions reinvested	109,662	3,225,831	360,588	9,272,757
Redemptions	(3,777,637)	(115,115,048)	(2,795,157)	(74,839,121)
Net increase (decrease)	(394,327)	(13,293,350)	1,284,378	33,797,162
Total net increase	7,132,659	219,958,671	4,528,065	120,185,018

(a) Class R4 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.21		$26.06		$23.29		$22.46		$24.03
Income from investment operations:
Net investment income	0.28		0.33		0.37		0.35		0.47
Net realized and unrealized gain (loss)	3.64		2.97		2.79		0.85		(1.52)
Total from investment operations	3.92		3.30		3.16		1.20		(1.05)
Less distributions to shareholders:
Net investment income	(0.30)		(0.34)		(0.39)		(0.37)		(0.52)
Net realized gains	—		(0.81)		—		—		—
Total distributions to shareholders	(0.30)		(1.15)		(0.39)		(0.37)		(0.52)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$31.83		$28.21		$26.06		$23.29		$22.46
Total return	13.97%		13.14%		13.57%		5.33%		(4.03%)
Ratios to average net assets(b)
Total gross expenses	1.14%		1.16%		1.10%		1.02%		1.04%
Total net expenses(c)	1.13	%(d)	1.11	%(d)	1.03	%(d)	1.02	%(d)	1.04	%(d)
Net investment income	0.91%		1.24%		1.38%		1.47%		2.33%
Supplemental data
Net assets, end of period (in thousands)	$994,163		$774,214		$657,604		$65,112		$19,152
Portfolio turnover	141	%(e)	130	%(e)	99%		89%		102%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% and 66% for the years ended August 31, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.15		$26.00		$23.24		$22.41		$23.99
Income from investment operations:
Net investment income	0.05		0.13		0.17		0.17		0.32
Net realized and unrealized gain (loss)	3.63		2.97		2.78		0.85		(1.53)
Total from investment operations	3.68		3.10		2.95		1.02		(1.21)
Less distributions to shareholders:
Net investment income	(0.08)		(0.14)		(0.19)		(0.19)		(0.37)
Net realized gains	—		(0.81)		—		—		—
Total distributions to shareholders	(0.08)		(0.95)		(0.19)		(0.19)		(0.37)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$31.75		$28.15		$26.00		$23.24		$22.41
Total return	13.12%		12.30%		12.71%		4.56%		(4.82%)
Ratios to average net assets(b)
Total gross expenses	1.89%		1.91%		1.84%		1.77%		1.79%
Total net expenses(c)	1.88	%(d)	1.86	%(d)	1.78	%(d)	1.77	%(d)	1.79	%(d)
Net investment income	0.16%		0.49%		0.64%		0.73%		1.63%
Supplemental data
Net assets, end of period (in thousands)	$12,225		$11,910		$14,227		$6,683		$6,934
Portfolio turnover	141	%(e)	130	%(e)	99%		89%		102%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% and 66% for the years ended August 31, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.15		$25.99		$23.24		$22.42		$23.99
Income from investment operations:
Net investment income	0.05		0.13		0.17		0.17		0.31
Net realized and unrealized gain (loss)	3.63		2.98		2.77		0.84		(1.51)
Total from investment operations	3.68		3.11		2.94		1.01		(1.20)
Less distributions to shareholders:
Net investment income	(0.08)		(0.14)		(0.19)		(0.19)		(0.37)
Net realized gains	—		(0.81)		—		—		—
Total distributions to shareholders	(0.08)		(0.95)		(0.19)		(0.19)		(0.37)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$31.75		$28.15		$25.99		$23.24		$22.42
Total return	13.12%		12.34%		12.67%		4.51%		(4.77%)
Ratios to average net assets(b)
Total gross expenses	1.89%		1.91%		1.84%		1.77%		1.79%
Total net expenses(c)	1.88	%(d)	1.86	%(d)	1.79	%(d)	1.77	%(d)	1.79	%(d)
Net investment income	0.16%		0.50%		0.62%		0.71%		1.57%
Supplemental data
Net assets, end of period (in thousands)	$149,581		$74,771		$48,236		$25,462		$11,014
Portfolio turnover	141	%(e)	130	%(e)	99%		89%		102%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% and 66% for the years ended August 31, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class K(a)	2013		2012		2011(b)
Per share data
Net asset value, beginning of period	$28.18		$26.02		$27.16
Income from investment operations:
Net investment income	0.31		0.35		0.18
Net realized and unrealized gain (loss)	3.64		2.98		(1.15	)(c)
Total from investment operations	3.95		3.33		(0.97)
Less distributions to shareholders:
Net investment income	(0.33)		(0.36)		(0.17)
Net realized gains	—		(0.81)		—
Total distributions to shareholders	(0.33)		(1.17)		(0.17)
Net asset value, end of period	$31.80		$28.18		$26.02
Total return	14.11%		13.26%		(3.59%)
Ratios to average net assets(d)
Total gross expenses	1.01%		1.03%		1.02	%(e)
Total net expenses(f)	1.01%		1.03%		1.02	%(e)(g)
Net investment income	1.02%		1.32%		1.40	%(e)
Supplemental data
Net assets, end of period (in thousands)	$70,411		$60,735		$48,799
Portfolio turnover	141	%(h)	130	%(h)	99%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% and 66% for the years ended August 31, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$28.19		$26.04		$24.62
Income from investment operations:
Net investment income	0.20		0.27		0.30
Net realized and unrealized gain	3.65		2.97		1.35
Total from investment operations	3.85		3.24		1.65
Less distributions to shareholders:
Net investment income	(0.22)		(0.28)		(0.23)
Net realized gains	—		(0.81)		—
Total distributions to shareholders	(0.22)		(1.09)		(0.23)
Net asset value, end of period	$31.82		$28.19		$26.04
Total return	13.73%		12.87%		6.70%
Ratios to average net assets(b)
Total gross expenses	1.39%		1.42%		1.37	%(c)
Total net expenses(d)	1.38	%(e)	1.36	%(e)	1.28	%(c)(e)
Net investment income	0.64%		1.01%		1.20	%(c)
Supplemental data
Net assets, end of period (in thousands)	$13,113		$2,740		$457
Portfolio turnover	141	%(f)	130	%(f)	99%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% and 66% for the years ended August 31, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$28.25
Income from investment operations:
Net investment income	0.29
Net realized and unrealized gain	3.76
Total from investment operations	4.05
Less distributions to shareholders:
Net investment income	(0.27)
Total distributions to shareholders	(0.27)
Net asset value, end of period	$32.03
Total return	14.40%
Ratios to average net assets(b)
Total gross expenses	0.88	%(c)
Total net expenses(d)	0.88	%(c)(e)
Net investment income	1.14	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,515
Portfolio turnover	141	%(f)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% for the year ended August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$28.17		$26.02		$27.16
Income from investment operations:
Net investment income	0.39		0.42		0.24
Net realized and unrealized gain (loss)	3.64		2.97		(1.18	)(b)
Total from investment operations	4.03		3.39		(0.94)
Less distributions to shareholders:
Net investment income	(0.40)		(0.43)		(0.20)
Net realized gains	—		(0.81)		—
Total distributions to shareholders	(0.40)		(1.24)		(0.20)
Net asset value, end of period	$31.80		$28.17		$26.02
Total return	14.42%		13.52%		(3.46%)
Ratios to average net assets(c)
Total gross expenses	0.76%		0.78%		0.75	%(d)
Total net expenses(e)	0.76%		0.78%		0.73	%(d)(f)
Net investment income	1.26%		1.57%		1.79	%(d)
Supplemental data
Net assets, end of period (in thousands)	$29,617		$15		$13
Portfolio turnover	141	%(g)	130	%(g)	99%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to August 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% and 66% for the years ended August 31, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights (continued)

Class Y	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$28.25
Income from investment operations:
Net investment income	0.34
Net realized and unrealized gain	3.75
Total from investment operations	4.09
Less distributions to shareholders:
Net investment income	(0.30)
Total distributions to shareholders	(0.30)
Net asset value, end of period	$32.04
Total return	14.54%
Ratios to average net assets(b)
Total gross expenses	0.70	%(c)
Total net expenses(d)	0.70	%(c)
Net investment income	1.34	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,784
Portfolio turnover	141	%(e)

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% for the year ended August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.17		$26.02		$23.27		$22.43		$24.02
Income from investment operations:
Net investment income	0.35		0.40		0.43		0.41		0.52
Net realized and unrealized gain (loss)	3.63		2.96		2.77		0.86		(1.54)
Total from investment operations	3.98		3.36		3.20		1.27		(1.02)
Less distributions to shareholders:
Net investment income	(0.37)		(0.40)		(0.45)		(0.43)		(0.57)
Net realized gains	—		(0.81)		—		—		—
Total distributions to shareholders	(0.37)		(1.21)		(0.45)		(0.43)		(0.57)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$31.78		$28.17		$26.02		$23.27		$22.43
Total return	14.24%		13.42%		13.78%		5.64%		(3.87%)
Ratios to average net assets(b)
Total gross expenses	0.89%		0.91%		0.83%		0.77%		0.79%
Total net expenses(c)	0.88	%(d)	0.86	%(d)	0.78	%(d)	0.77	%(d)	0.79	%(d)
Net investment income	1.16%		1.49%		1.62%		1.73%		2.62%
Supplemental data
Net assets, end of period (in thousands)	$308,945		$284,934		$229,744		$207,526		$192,819
Portfolio turnover	141	%(e)	130	%(e)	99%		89%		102%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 65% and 66% for the years ended August 31, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000)

before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	8,438	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	4,497	*

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	1,051,783
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	132,750

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	1,521

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying

the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.62% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.17	*
Class R5	0.05
Class Z	0.18

*Annualized

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $35,021. The liability remaining at August 31, 2013 for non-recurring charges associated with the lease amounted to $18,635 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2013 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $5,347.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,837,867 for Class A, $4,620 for Class B and $10,863 for Class C shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2013 through December 31, 2013	Prior to January 1, 2013
Class A	1.19%	1.11%
Class B	1.94	1.86
Class C	1.94	1.86
Class K	1.11	1.05
Class R	1.44	1.36
Class R4	0.94	0.86
Class R5	0.86	0.80
Class Y	0.81	0.75
Class Z	0.94	0.86

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$539,856
Accumulated net realized loss	(3,977,409)
Paid-in capital	3,437,553

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2013	2012
Ordinary income	$13,300,241	$13,933,096
Long-term capital gains	—	31,912,260
Total	$13,300,241	$45,845,356

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,300,387
Unrealized appreciation	244,961,999

At August 31, 2013, the cost of investments for federal income tax purposes was $1,439,591,301 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$253,927,788
Unrealized depreciation	(8,965,789)
Net unrealized appreciation	$244,961,999

The following capital loss carryforward, determined at August 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$57,737,726

For the year ended August 31, 2013, $80,940,912 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $2,070,925,980 and $1,890,956,367, respectively, for the year ended August 31, 2013, of which $1,241,563,897 and $1,176,778,952 respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2013, affiliated shareholder accounts owned 12.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $696,000) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $67,340 based on the estimated amounts recoverable for the notes and recognized realized losses of $628,660. The estimates of the amounts recoverable for the notes are based on the current information regarding the claim provided by the bankruptcy court and any amounts received as payments for the claim, which provide an indication of amounts recoverable through the bankruptcy proceedings. To date, the Fund has received $151,177 on this claim. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At August 31, 2013, the value of the receivable balances was approximately $45,055, which represented less than 0.01% of the Fund's net assets.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the

Annual Report 2013

Columbia Balanced Fund

Notes to Financial Statements (continued)

August 31, 2013

date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Balanced Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

Annual Report 2013

Columbia Balanced Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	97.18%
Dividends Received Deduction	95.51%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013

Columbia Balanced Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013

Columbia Balanced Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013

Columbia Balanced Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013

Columbia Balanced Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Balanced Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013

Columbia Balanced Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the thirty-first, twenty-second and fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2013

Columbia Balanced Fund

Board Consideration and Approval of
Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, and the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Annual Report 2013

Columbia Balanced Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013

Columbia Balanced Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Balanced Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN120_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Small Cap Core Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.
Annual Report 2013

Columbia Small Cap Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Small Cap Core Fund

Performance Overview

Performance Summary

>  Columbia Small Cap Core Fund (the Fund) Class A shares returned 27.93% excluding sales charges for the 12-month period that ended August 31, 2013.

>  The Fund outperformed both of its benchmarks, the Russell 2000 Index and the S&P SmallCap 600 Index, which returned 26.27% and 26.69%, respectively, for the same 12-month period.

>  Security selection within the health care, financials and energy sectors helped push the Fund ahead of the Russell 2000 Index during the period.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		27.93	8.09	8.93
Including sales charges		20.56	6.81	8.29
Class B	11/01/98
Excluding sales charges		26.90	7.27	8.12
Including sales charges		21.90	6.97	8.12
Class C	11/18/02
Excluding sales charges		26.95	7.27	8.11
Including sales charges		25.95	7.27	8.11
Class I*	09/27/10	28.49	8.47	9.27
Class R4*	11/08/12	28.18	8.35	9.21
Class R5*	11/08/12	28.36	8.38	9.22
Class T	02/12/93
Excluding sales charges		27.86	8.02	8.87
Including sales charges		20.51	6.75	8.23
Class W*	09/27/10	27.93	8.09	8.95
Class Y*	11/08/12	28.37	8.38	9.22
Class Z	12/14/92	28.17	8.35	9.21
Russell 2000 Index		26.27	7.98	8.76
S&P SmallCap 600 Index		26.69	9.51	10.14

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Small Cap Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Small Cap Core Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 27.93% excluding sales charges. Over the same time period, the Fund's benchmarks, the Russell 2000 Index and the S&P SmallCap 600 Index, gained 26.27% and 26.69%, respectively. Security selection drove most of the Fund's outperformance relative to the Russell 2000 Index, but sector allocations also contributed to results. We maintained our disciplined focus on seeking to invest in companies with strong management teams, solid balance sheets and good long-term earnings growth prospects when their stocks were under pressure because of short-term issues. We also owned micro-cap companies we believed had not yet been discovered by Wall Street. Our long-term perspective and low portfolio turnover was rewarded, as many of the stocks that were last year's underperformers became this year's top contributors.

Encouraging Economic News Aided Market Returns

Concerns about the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria weighed on investors during the past 12 months. Worries that the Federal Reserve would taper the monthly bond-buying program it began last fall further pressured returns in May and June. However, steady job growth, a solid rebound in the housing market and a late-period pickup in manufacturing activity helped keep economic growth afloat. As central banks continued to pour liquidity into key markets, investors bid prices higher on stocks and other riskier assets, with U.S. equities outpacing most international markets. In this environment, small-cap stocks, which tend to be more domestically focused than larger, more global companies, did particularly well.

Boost from Health Care and Financials

Stock picks in health care helped drive the Fund's results ahead of those of the Russell 2000 Index. We favored health care services and medical products companies because we believed their shares tended to be more attractively valued than biotechnology or pharmaceutical stocks. Standout performers included privatized social services company Providence Service, whose share price posted sharp gains after a large shareholder pushed for management changes, resulting in a new CEO and CFO who quickly began turning around the business. An investment in Staar Surgical, which makes intraocular lenses for cataract surgery and implantable contact lenses for myopia, soared, as improved execution by management and growth in the company's Asian end markets drove earnings ahead of expectations. Security selection in financials also gave a sizable boost to relative performance. Winners included Puerto Rico-based bank OFG Bancorp (formerly Oriental Financial), whose steep share price appreciation was fueled by an acquisition that boosted the company's loan business and earnings prospects. Finally, stock picks in energy contributed, led by energy service company Tetra Technologies, whose share price benefited from the company's improved cash flow outlook, reduced expense structure and a new CFO who was focused on capital return.

Disappointing Stock Picks in Industrials

A sizable overweight in industrials helped relative performance but wasn't enough to offset the underperformance generated by a handful of stocks. Individual detractors included air freight company Atlas Air Worldwide Holdings, whose share price declined as lackluster economies reduced demand

Portfolio Management

Richard D'Auteuil

Jeffrey Hershey, CFA

Paul Szczygiel, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2013)
Staar Surgical Co.	1.6
OFG Bancorp	1.6
Providence Service Corp. (The)	1.5
Tetra Technologies, Inc.	1.4
Air Methods Corp.	1.3
John Wiley & Sons, Inc., Class A	1.2
Progress Software Corp.	1.2
Belden, Inc.	1.1
Plexus Corp.	1.1
Wabash National Corp.	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Small Cap Core Fund

Manager Discussion of Fund Performance (continued)

worldwide, especially for higher cost air shipments and as excess industry capacity pressured rates. To a lesser extent, stock picks in the information technology and consumer discretionary sectors also hurt relative performance. In technology, PRGX Global, which does recovery audit services for the retail and health care markets, saw its share price fall due to weak first-quarter results and delays in the bidding process for a new government contract. In consumer discretionary, an out-of-index stake in publisher John Wiley & Sons further hampered performance, as weak demand and elevated expenses associated with transitioning from print to digital hurt the company's bottom line.

Positioned for Economic Expansion

After the strong rally that took place during the 12 months ended August 31, 2013, many stocks look expensive, making it more difficult to find new ideas that meet our valuation criteria. However, we believe we can still find attractively valued small-cap stocks with strong earnings growth potential that we can own for the next three to five years. We're also cautiously optimistic that stocks will benefit if the economy continues to get better and if, as expected, investors rotate out of bonds and into stocks in anticipation of rising interest rates. We believe the Fund ended the period well positioned for improved economic growth and higher interest rates, with a continued sizable overweight in industrials and increased exposure to the consumer discretionary sector.

Portfolio Breakdown (%) (at August 31, 2013)
Common Stocks	97.0
Consumer Discretionary	11.5
Consumer Staples	1.1
Energy	6.3
Financials	18.8
Health Care	11.8
Industrials	21.1
Information Technology	19.0
Materials	4.8
Telecommunication Services	0.7
Utilities	1.9
Money Market Funds	3.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Small Cap Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,108.70	1,018.20	7.24	6.93	1.37
Class B	1,000.00	1,000.00	1,104.00	1,014.49	11.13	10.66	2.11
Class C	1,000.00	1,000.00	1,103.90	1,014.44	11.18	10.71	2.12
Class I	1,000.00	1,000.00	1,110.60	1,020.66	4.66	4.46	0.88
Class R4	1,000.00	1,000.00	1,110.00	1,019.45	5.92	5.67	1.12
Class R5	1,000.00	1,000.00	1,110.60	1,020.36	4.97	4.76	0.94
Class T	1,000.00	1,000.00	1,108.30	1,017.95	7.50	7.18	1.42
Class W	1,000.00	1,000.00	1,108.00	1,018.25	7.19	6.88	1.36
Class Y	1,000.00	1,000.00	1,110.80	1,020.66	4.66	4.46	0.88
Class Z	1,000.00	1,000.00	1,109.80	1,019.50	5.87	5.62	1.11

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Small Cap Core Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%

Issuer	Shares	Value ($)
Consumer Discretionary 11.5%
Auto Components 1.5%
Dorman Products, Inc.	150,781	7,575,237
Fox Factory Holding Corp.(a)	136,203	2,473,447
Modine Manufacturing Co.(a)	551,081	7,180,585
Total		17,229,269
Diversified Consumer Services 0.7%
Steiner Leisure Ltd.(a)	136,938	7,630,185
Hotels, Restaurants & Leisure 1.9%
Bob Evans Farms, Inc.	98,047	4,807,244
CEC Entertainment, Inc.	215,639	8,726,910
Diversified Restaurant Holdings, Inc.(a)	479,602	3,026,289
Morgans Hotel Group Co.(a)	743,111	5,105,173
Total		21,665,616
Household Durables 1.6%
Helen of Troy Ltd.(a)	175,198	7,039,456
Jarden Corp.(a)	156,959	6,741,389
TRI Pointe Homes, Inc.(a)	285,534	4,006,042
Total		17,786,887
Leisure Equipment & Products 0.4%
Callaway Golf Co.	741,567	5,131,644
Media 1.7%
John Wiley & Sons, Inc., Class A	305,626	13,386,419
Valassis Communications, Inc.	207,992	5,730,179
Total		19,116,598
Multiline Retail 0.4%
Tuesday Morning Corp.(a)	376,253	4,631,675
Specialty Retail 3.3%
Bebe Stores, Inc.	545,122	3,150,805
Buckle, Inc. (The)	133,397	6,907,297
CST Brands, Inc.(a)	146,653	4,326,264
Express, Inc.(a)	154,041	3,233,321
Penske Automotive Group, Inc.	248,316	9,691,773
Rent-A-Center, Inc.	181,220	6,797,562
Wet Seal, Inc. (The), Class A(a)	997,679	3,641,528
Total		37,748,550
Total Consumer Discretionary		130,940,424

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 1.2%
Food & Staples Retailing 0.2%
Casey's General Stores, Inc.	37,473	2,470,970
Food Products 0.5%
Ingredion, Inc.	87,010	5,476,409
Personal Products 0.5%
Elizabeth Arden, Inc.(a)	150,206	5,216,654
Total Consumer Staples		13,164,033
Energy 6.3%
Energy Equipment & Services 4.1%
Gulfmark Offshore, Inc., Class A	118,976	5,470,516
Helix Energy Solutions Group, Inc.(a)	281,742	7,052,002
ION Geophysical Corp.(a)	937,669	4,491,435
Newpark Resources, Inc.(a)	459,553	5,114,825
Oceaneering International, Inc.	60,608	4,701,969
Tetra Technologies, Inc.(a)	1,300,128	15,276,504
Unit Corp.(a)	107,177	4,935,501
Total		47,042,752
Oil, Gas & Consumable Fuels 2.2%
BPZ Resources, Inc.(a)	733,503	1,672,387
Carrizo Oil & Gas, Inc.(a)	132,418	4,536,641
Diamondback Energy, Inc.(a)	128,284	5,162,148
EXCO Resources, Inc.	372,188	2,709,529
Matador Resources Co.(a)	360,658	6,109,546
Resolute Energy Corp.(a)	546,355	4,283,423
Total		24,473,674
Total Energy		71,516,426
Financials 18.9%
Capital Markets 2.4%
FXCM, Inc., Class A	325,152	6,174,637
INTL FCStone, Inc.(a)	259,624	4,989,973
Investment Technology Group, Inc.(a)	619,245	10,527,165
Waddell & Reed Financial, Inc., Class A	105,454	5,021,719
Total		26,713,494
Commercial Banks 6.3%
BBCN Bancorp, Inc.	222,991	2,979,160
Bryn Mawr Bank Corp.	315,696	7,958,696
Financial Institutions, Inc.	267,058	4,951,255

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
First Financial Holdings, Inc.	147,199	7,923,722
Independent Bank Corp.(a)	414,663	3,939,299
National Bank Holdings Corp., Class A	246,031	4,809,906
OFG Bancorp	1,038,998	17,849,986
Simmons First National Corp., Class A	140,533	3,402,304
Southwest Bancorp, Inc.(a)	614,739	8,876,831
Susquehanna Bancshares, Inc.	242,703	3,060,485
Union First Market Bankshares Corp.	290,726	6,218,629
Total		71,970,273
Consumer Finance 1.0%
Cash America International, Inc.	255,799	10,943,081
Insurance 3.4%
AMERISAFE, Inc.	122,280	3,985,105
Arthur J Gallagher & Co.	104,557	4,322,386
CNO Financial Group, Inc.	538,128	7,313,159
Enstar Group Ltd.(a)	54,991	7,411,137
Horace Mann Educators Corp.	208,452	5,494,795
National Interstate Corp.	79,493	1,999,249
State Auto Financial Corp.	165,216	3,084,583
Third Point Reinsurance Ltd.(a)	378,756	4,995,792
Total		38,606,206
Real Estate Investment Trusts (REITs) 5.0%
Acadia Realty Trust	166,575	3,886,195
American Campus Communities, Inc.	155,200	5,169,712
AmREIT, Inc.	263,927	4,452,449
Chesapeake Lodging Trust	255,903	5,632,425
Cousins Properties, Inc.	414,639	4,117,365
DuPont Fabros Technology, Inc.	175,687	4,003,907
First Potomac Realty Trust	470,185	5,849,101
Mack-Cali Realty Corp.	136,367	2,945,527
Physicians Realty Trust(a)	444,223	5,001,951
STAG Industrial, Inc.	478,359	9,567,180
Summit Hotel Properties, Inc.	696,404	6,643,694
Total		57,269,506
Thrifts & Mortgage Finance 0.8%
Berkshire Hills Bancorp, Inc.	176,665	4,390,125
Dime Community Bancshares, Inc.	295,604	4,706,016
Total		9,096,141
Total Financials		214,598,701

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 11.8%
Biotechnology 1.3%
Myriad Genetics, Inc.(a)	363,333	9,508,424
Repligen Corp.(a)	475,776	4,643,574
Total		14,151,998
Health Care Equipment & Supplies 6.4%
Analogic Corp.	154,886	11,560,691
Atrion Corp.	34,282	8,193,398
Greatbatch, Inc.(a)	157,209	5,340,390
Haemonetics Corp.(a)	104,285	4,155,757
Hill-Rom Holdings, Inc.	142,843	4,876,660
Invacare Corp.	465,976	6,994,300
Staar Surgical Co.(a)	1,408,787	17,877,507
Teleflex, Inc.	60,099	4,632,431
Thoratec Corp.(a)	159,608	5,702,794
West Pharmaceutical Services, Inc.	47,593	3,519,502
Total		72,853,430
Health Care Providers & Services 3.5%
Air Methods Corp.	361,462	14,791,025
LifePoint Hospitals, Inc.(a)	46,061	2,083,339
Magellan Health Services, Inc.(a)	78,101	4,390,057
Owens & Minor, Inc.	50,916	1,736,745
Providence Service Corp. (The)(a)(b)	637,604	17,113,291
Total		40,114,457
Life Sciences Tools & Services 0.6%
Bruker Corp.(a)	242,556	4,860,823
Techne Corp.	31,873	2,470,476
Total		7,331,299
Total Health Care		134,451,184
Industrials 21.1%
Aerospace & Defense 2.4%
AAR Corp.	302,538	7,590,678
American Science & Engineering, Inc.	136,048	7,670,386
LMI Aerospace, Inc.(a)	254,819	3,080,762
Moog, Inc., Class A(a)	89,092	4,525,874
Teledyne Technologies, Inc.(a)	49,852	3,847,079
Total		26,714,779
Air Freight & Logistics 0.8%
Atlas Air Worldwide Holdings, Inc.(a)	200,575	9,266,565

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Services & Supplies 3.0%
ABM Industries, Inc.	167,246	4,038,991
ACCO Brands Corp.(a)	867,886	5,719,369
McGrath Rentcorp	285,516	9,444,869
Standard Parking Corp.(a)	217,647	4,842,646
Unifirst Corp.	108,993	10,450,249
Total		34,496,124
Construction & Engineering 3.5%
Argan, Inc.	296,530	5,263,408
EMCOR Group, Inc.	184,784	6,946,031
Great Lakes Dredge & Dock Corp.	709,767	4,776,732
MasTec, Inc.(a)	323,053	10,273,085
Primoris Services Corp.	392,357	8,820,185
Sterling Construction Co., Inc.(a)	328,093	3,179,221
Total		39,258,662
Electrical Equipment 1.6%
Global Power Equipment Group, Inc.	270,241	5,021,078
LSI Industries, Inc.	1,162,384	7,834,468
Regal-Beloit Corp.	89,000	5,669,300
Total		18,524,846
Machinery 5.0%
Actuant Corp., Class A	221,801	7,922,732
Albany International Corp., Class A	310,600	10,023,062
Douglas Dynamics, Inc.	138,637	1,949,236
ESCO Technologies, Inc.	99,679	3,055,161
Key Technology, Inc.(a)(b)	307,456	4,092,239
Miller Industries, Inc.	276,126	4,423,539
PMFG, Inc.(a)	585,960	4,054,843
Tennant Co.	77,047	3,957,905
Terex Corp.(a)	202,068	5,859,972
Wabash National Corp.(a)	1,125,014	11,722,646
Total		57,061,335
Marine 0.4%
Rand Logistics, Inc.(a)	823,502	4,323,386
Professional Services 1.7%
FTI Consulting, Inc.(a)	168,477	5,633,871
Hudson Global, Inc.(a)	297,360	814,766
Kforce, Inc.	604,342	9,832,644
Navigant Consulting, Inc.(a)	201,695	2,753,137
Total		19,034,418

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 0.5%
Marten Transport Ltd.	340,944	6,031,299
Trading Companies & Distributors 2.2%
Kaman Corp.	231,005	8,131,376
MRC Global, Inc.(a)	192,295	5,047,744
Rush Enterprises, Inc., Class A(a)	229,960	5,755,899
Rush Enterprises, Inc., Class B(a)	133,385	2,886,451
Titan Machinery, Inc.(a)	204,649	3,593,636
Total		25,415,106
Total Industrials		240,126,520
Information Technology 19.1%
Communications Equipment 1.8%
ADTRAN, Inc.	188,606	4,549,177
InterDigital, Inc.	159,136	5,655,693
Performance Technologies, Inc.(a)(b)	643,041	1,768,363
Plantronics, Inc.	206,229	8,909,093
Total		20,882,326
Computers & Peripherals 0.3%
Intevac, Inc.(a)	499,280	2,990,687
Electronic Equipment, Instruments & Components 7.4%
Anixter International, Inc.(a)	107,951	9,020,386
Belden, Inc.	223,361	12,669,036
Benchmark Electronics, Inc.(a)	445,856	9,795,456
Cognex Corp.	107,632	6,132,871
CTS Corp.	417,420	5,810,486
FARO Technologies, Inc.(a)	195,721	7,267,121
GSI Group, Inc.(a)	490,642	4,136,112
Littelfuse, Inc.	30,636	2,260,018
Newport Corp.(a)	397,330	6,095,042
Plexus Corp.(a)	383,658	12,560,963
Rogers Corp.(a)	144,314	8,005,098
Total		83,752,589
Internet Software & Services 1.8%
Digital River, Inc.(a)	452,559	7,820,220
Liquidity Services, Inc.(a)	96,453	2,858,867
Saba Software, Inc.(a)	397,028	3,940,503
Stamps.com, Inc.(a)	86,413	3,618,976
TechTarget, Inc.(a)	615,800	2,746,468
Total		20,985,034

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 3.6%
Acxiom Corp.(a)	254,727	6,337,608
Computer Task Group, Inc.	281,092	5,025,925
CoreLogic, Inc.(a)	262,344	6,742,241
DST Systems, Inc.	120,903	8,628,847
Global Cash Access Holdings, Inc.(a)	699,863	5,388,945
PRGX Global, Inc.(a)(b)	1,426,501	8,658,861
Total		40,782,427
Semiconductors & Semiconductor Equipment 1.8%
ATMI, Inc.(a)	450,307	11,055,037
BTU International, Inc.(a)	292,872	887,402
Fairchild Semiconductor International, Inc.(a)	448,071	5,470,947
Pericom Semiconductor Corp.(a)	395,914	2,783,275
Total		20,196,661
Software 2.4%
Accelrys, Inc.(a)	824,767	7,455,894
American Software, Inc., Class A	444,679	3,566,325
Mentor Graphics Corp.	129,525	2,870,274
Progress Software Corp.(a)	545,796	13,350,170
Total		27,242,663
Total Information Technology		216,832,387
Materials 4.8%
Chemicals 3.2%
H.B. Fuller Co.	254,350	9,484,712
Innophos Holdings, Inc.	102,150	5,002,286
Omnova Solutions, Inc.(a)	901,784	6,961,772
Sensient Technologies Corp.	263,727	10,934,121
Stepan Co.	62,109	3,505,432
Total		35,888,323
Containers & Packaging 0.8%
Greif, Inc., Class A	168,631	9,084,152
Metals & Mining 0.4%
Universal Stainless & Alloy Products, Inc.(a)	174,656	4,810,026
Paper & Forest Products 0.4%
PH Glatfelter Co.	202,366	5,184,617
Total Materials		54,967,118

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.7%
General Communication, Inc., Class A(a)	856,534	7,665,979
Total Telecommunication Services		7,665,979
Utilities 1.9%
Electric Utilities 0.4%
Allete, Inc.	102,009	4,814,825
Gas Utilities 1.5%
Laclede Group, Inc. (The)	103,866	4,625,153
New Jersey Resources Corp.	112,369	4,840,856
South Jersey Industries, Inc.	119,792	6,919,186
Total		16,385,195
Total Utilities		21,200,020
Total Common Stocks (Cost: $838,806,054)		1,105,462,792

Money Market Funds 3.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(b)(c)	33,773,250	33,773,250
Total Money Market Funds (Cost: $33,773,250)		33,773,250
Total Investments (Cost: $872,579,304)		1,139,236,042
Other Assets & Liabilities, Net		(3,927,293)
Net Assets		1,135,308,749

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	25,948,350	308,323,661	(300,498,761)	—	33,773,250	31,735	33,773,250
Key Technology, Inc.*	3,422,025	495,706	—	—	3,917,731	—	4,092,239
Performance Technologies, Inc.	5,454,067			—	5,454,067	—	1,768,363
PRGX Global, Inc.*	6,001,865	2,811,215	(113,157)	(28,576)	8,671,347	—	8,658,861
Providence Service Corp. (The)*	13,857,360	2,487,722	(9,790,458)	2,410,941	8,965,565	—	17,113,291
Total	54,683,667	314,118,304	(310,402,376)	2,382,365	60,781,960	31,735	65,406,004

*Issuer was not an affiliate for the entire period ended August 31, 2013.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Small Cap Core Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	130,940,424	—	—	130,940,424
Consumer Staples	13,164,033	—	—	13,164,033
Energy	71,516,426	—	—	71,516,426
Financials	214,598,701	—	—	214,598,701
Health Care	134,451,184	—	—	134,451,184
Industrials	240,126,520	—	—	240,126,520
Information Technology	216,832,387	—	—	216,832,387
Materials	54,967,118	—	—	54,967,118
Telecommunication Services	7,665,979	—	—	7,665,979
Utilities	21,200,020	—	—	21,200,020
Total Equity Securities	1,105,462,792	—	—	1,105,462,792
Mutual Funds
Money Market Funds	33,773,250	—	—	33,773,250
Total Mutual Funds	33,773,250	—	—	33,773,250
Total	1,139,236,042	—	—	1,139,236,042

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Small Cap Core Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $811,797,344)	$1,073,830,038
Affiliated issuers (identified cost $60,781,960)	65,406,004
Total investments (identified cost $872,579,304)	1,139,236,042
Receivable for:
Investments sold	81,434
Capital shares sold	813,818
Dividends	656,462
Expense reimbursement due from Investment Manager	106
Prepaid expenses	14,023
Trustees' deferred compensation plan	72,719
Total assets	1,140,874,604
Liabilities
Payable for:
Investments purchased	483,037
Capital shares purchased	4,602,704
Investment management fees	24,043
Distribution and/or service fees	4,689
Transfer agent fees	300,323
Administration fees	2,425
Compensation of board members	1,184
Chief compliance officer expenses	223
Other expenses	74,508
Trustees' deferred compensation plan	72,719
Total liabilities	5,565,855
Net assets applicable to outstanding capital stock	$1,135,308,749
Represented by
Paid-in capital	$800,033,125
Excess of distributions over net investment income	(3,300,511)
Accumulated net realized gain	71,919,397
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	262,032,694
Investments — affiliated issuers	4,624,044
Total — representing net assets applicable to outstanding capital stock	$1,135,308,749

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Small Cap Core Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$399,231,536
Shares outstanding	21,499,144
Net asset value per share	$18.57
Maximum offering price per share(a)	$19.70
Class B
Net assets	$878,494
Shares outstanding	54,448
Net asset value per share	$16.13
Class C
Net assets	$29,768,837
Shares outstanding	1,842,783
Net asset value per share	$16.15
Class I
Net assets	$59,097,577
Shares outstanding	3,064,582
Net asset value per share	$19.28
Class R4
Net assets	$902,601
Shares outstanding	46,592
Net asset value per share	$19.37
Class R5
Net assets	$16,704,332
Shares outstanding	861,820
Net asset value per share	$19.38
Class T
Net assets	$76,010,815
Shares outstanding	4,173,984
Net asset value per share	$18.21
Maximum offering price per share(a)	$19.32
Class W
Net assets	$60,353,060
Shares outstanding	3,250,052
Net asset value per share	$18.57
Class Y
Net assets	$11,300,551
Shares outstanding	580,920
Net asset value per share	$19.45
Class Z
Net assets	$481,060,946
Shares outstanding	25,035,878
Net asset value per share	$19.21

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Small Cap Core Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$14,134,943
Dividends — affiliated issuers	31,735
Income from securities lending — net	115,397
Foreign taxes withheld	(24,007)
Total income	14,258,068
Expenses:
Investment management fees	7,942,625
Distribution and/or service fees
Class A	810,693
Class B	11,622
Class C	276,636
Class T	216,169
Class W	169,177
Transfer agent fees
Class A	749,636
Class B	2,662
Class C	63,631
Class R4(a)	472
Class R5(a)	1,378
Class T	165,703
Class W	155,785
Class Z	1,113,657
Administration fees	801,561
Compensation of board members	40,779
Custodian fees	15,532
Printing and postage fees	165,622
Registration fees	163,806
Professional fees	51,269
Line of credit interest expense	591
Chief compliance officer expenses	797
Other	32,201
Total expenses	12,952,004
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(23,843)
Expense reductions	(3,120)
Total net expenses	12,925,041
Net investment income	1,333,027
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	70,986,642
Investments — affiliated issuers	2,382,365
Net realized gain	73,369,007
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	164,588,396
Investments — affiliated issuers	12,956,809
Net change in unrealized appreciation (depreciation)	177,545,205
Net realized and unrealized gain	250,914,212
Net increase in net assets resulting from operations	$252,247,239

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Small Cap Core Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012(b)	Year Ended September 30, 2011
Operations
Net investment income (loss)	$1,333,027	$(1,208,357)	$(3,209,941)
Net realized gain	73,369,007	28,924,636	46,014,237
Net change in unrealized appreciation (depreciation)	177,545,205	105,521,122	(59,114,142)
Net increase (decrease) in net assets resulting from operations	252,247,239	133,237,401	(16,309,846)
Distributions to shareholders
Net investment income
Class A	(922,111)	—	—
Class I	(480,100)	—	—
Class R4	(17)	—	—
Class R5	(19)	—	—
Class T	(240,199)	—	—
Class W	(260,307)	—	—
Class Y	(21)	—	—
Class Z	(2,852,618)	—	—
Net realized gains
Class A	(7,269,649)	(7,224,924)	—
Class B	(46,627)	(369,209)	—
Class C	(927,388)	(1,099,438)	—
Class I	(1,752,182)	(149,258)	—
Class R4	(79)	—	—
Class R5	(79)	—	—
Class T	(2,180,079)	(2,773,408)	—
Class W	(2,039,997)	(1,481,992)	—
Class Y	(79)	—	—
Class Z	(14,017,377)	(15,795,495)	—
Total distributions to shareholders	(32,988,928)	(28,893,724)	—
Increase (decrease) in net assets from capital stock activity	34,712,305	103,817,259	47,256,524
Proceeds from regulatory settlements (Note 6)	—	—	12,545
Total increase in net assets	253,970,616	208,160,936	30,959,223
Net assets at beginning of year	881,338,133	673,177,197	642,217,974
Net assets at end of year	$1,135,308,749	$881,338,133	$673,177,197
Excess of distributions over net investment income	$(3,300,511)	$(92,757)	$(528,456)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Small Cap Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012(b)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	11,885,894	199,398,657	5,937,667	88,929,326	7,054,588	109,013,946
Distributions reinvested	439,975	6,634,538	405,420	5,890,749	—	—
Redemptions	(5,994,433)	(102,003,743)	(3,698,982)	(55,244,044)	(3,643,742)	(56,019,850)
Net increase	6,331,436	104,029,452	2,644,105	39,576,031	3,410,846	52,994,096
Class B shares
Subscriptions	5,599	79,298	13,417	179,314	32,709	438,251
Distributions reinvested	2,655	34,724	22,978	294,119	—	—
Redemptions(c)	(67,319)	(973,498)	(726,478)	(9,513,750)	(529,687)	(7,192,883)
Net decrease	(59,065)	(859,476)	(690,083)	(9,040,317)	(496,978)	(6,754,632)
Class C shares
Subscriptions	290,435	4,280,448	422,146	5,570,305	730,825	10,197,519
Distributions reinvested	56,364	738,372	67,210	860,955	—	—
Redemptions	(479,308)	(6,916,490)	(470,688)	(6,243,056)	(421,882)	(5,744,942)
Net increase (decrease)	(132,509)	(1,897,670)	18,668	188,204	308,943	4,452,577
Class I shares
Subscriptions	164,137	2,772,710	3,857,856	63,803,555	310,294	4,818,092
Distributions reinvested	143,132	2,232,165	9,930	149,152	—	—
Redemptions	(784,042)	(14,596,151)	(607,712)	(9,376,977)	(29,200)	(462,831)
Net increase (decrease)	(476,773)	(9,591,276)	3,260,074	54,575,730	281,094	4,355,261
Class R4 shares
Subscriptions	47,937	902,511	—	—	—	—
Redemptions	(1,345)	(26,115)	—	—	—	—
Net increase	46,592	876,396	—	—	—	—
Class R5 shares
Subscriptions	892,298	16,955,352	—	—	—	—
Redemptions	(30,478)	(603,405)	—	—	—	—
Net increase	861,820	16,351,947	—	—	—	—
Class T shares
Subscriptions	57,012	871,376	72,075	1,040,646	42,096	642,556
Distributions reinvested	113,746	1,681,987	131,931	1,881,336	—	—
Redemptions	(605,515)	(9,833,690)	(583,657)	(8,570,096)	(698,375)	(10,535,505)
Net decrease	(434,757)	(7,280,327)	(379,651)	(5,648,114)	(656,279)	(9,892,949)
Class W shares
Subscriptions	1,145,055	19,079,818	2,043,493	31,632,033	5,725,192	83,442,893
Distributions reinvested	152,536	2,300,198	101,988	1,481,883	—	—
Redemptions	(2,041,103)	(36,129,782)	(1,360,326)	(20,473,264)	(2,516,975)	(39,253,421)
Net increase (decrease)	(743,512)	(14,749,766)	785,155	12,640,652	3,208,217	44,189,472

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Small Cap Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012(b)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	582,612	11,485,836	—	—	—	—
Redemptions	(1,692)	(30,369)	—	—	—	—
Net increase	580,920	11,455,467	—	—	—	—
Class Z shares
Subscriptions	6,257,873	105,704,041	7,537,453	117,291,610	9,636,904	152,660,806
Distributions reinvested	566,101	8,813,173	467,470	7,007,375	—	—
Redemptions	(10,202,375)	(178,139,656)	(7,269,428)	(112,773,912)	(12,021,499)	(194,748,107)
Net increase (decrease)	(3,378,401)	(63,622,442)	735,495	11,525,073	(2,384,595)	(42,087,301)
Total net increase	2,595,751	34,712,305	6,373,763	103,817,259	3,671,248	47,256,524

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Small Cap Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,				Year Ended September 30,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$15.05		$12.98		$13.33		$11.58		$14.14		$20.01
Income from investment operations:
Net investment income (loss)	(0.01)		(0.04)		(0.07)		(0.05)		(0.02)		(0.09)
Net realized and unrealized gain (loss)	4.08		2.68		(0.28)		1.80		(1.39)		(2.11)
Total from investment operations	4.07		2.64		(0.35)		1.75		(1.41)		(2.20)
Less distributions to shareholders:
Net investment income	(0.06)		—		—		—		—		(0.03)
Net realized gains	(0.49)		(0.57)		—		—		(1.15)		(3.64)
Total distributions to shareholders	(0.55)		(0.57)		—		—		(1.15)		(3.67)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$18.57		$15.05		$12.98		$13.33		$11.58		$14.14
Total return	27.93%		20.46%		(2.63%)		15.11%		(7.41%)		(12.86%)
Ratios to average net assets(c)
Total gross expenses	1.37	%(d)	1.37	%(e)	1.32%		1.30%		1.33%		1.25%
Total net expenses(f)	1.36	%(d)(g)	1.36	%(e)(g)	1.29	%(g)	1.30	%(g)	1.33	%(g)	1.25	%(g)
Net investment income (loss)	(0.07%)		(0.28	%)(e)	(0.48%)		(0.38%)		(0.28%)		(0.56%)
Supplemental data
Net assets, end of period (in thousands)	$399,232		$228,303		$162,502		$121,456		$81,474		$115,246
Portfolio turnover	34%		26%		33%		26%		11%		25%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.19		$11.50		$11.90		$10.42		$12.97		$18.75
Income from investment operations:
Net investment loss	(0.09)		(0.12)		(0.17)		(0.12)		(0.09)		(0.19)
Net realized and unrealized gain (loss)	3.52		2.38		(0.23)		1.60		(1.31)		(1.95)
Total from investment operations	3.43		2.26		(0.40)		1.48		(1.40)		(2.14)
Less distributions to shareholders:
Net realized gains	(0.49)		(0.57)		—		—		(1.15)		(3.64)
Total distributions to shareholders	(0.49)		(0.57)		—		—		(1.15)		(3.64)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$16.13		$13.19		$11.50		$11.90		$10.42		$12.97
Total return	26.90%		19.77%		(3.36%)		14.20%		(8.08%)		(13.53%)
Ratios to average net assets(c)
Total gross expenses	2.11	%(d)	2.20	%(e)	2.08%		2.05%		2.08%		2.00%
Total net expenses(f)	2.11	%(d)(g)	2.11	%(e)(g)	2.04	%(g)	2.05	%(g)	2.08	%(g)	2.00	%(g)
Net investment loss	(0.61%)		(1.00	%)(e)	(1.26%)		(1.11%)		(1.03%)		(1.31%)
Supplemental data
Net assets, end of period (in thousands)	$878		$1,497		$9,244		$15,478		$17,317		$23,085
Portfolio turnover	34%		26%		33%		26%		11%		25%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.20		$11.52		$11.92		$10.43		$12.99		$18.76
Income from investment operations:
Net investment loss	(0.10)		(0.12)		(0.17)		(0.12)		(0.09)		(0.19)
Net realized and unrealized gain (loss)	3.54		2.37		(0.23)		1.61		(1.32)		(1.94)
Total from investment operations	3.44		2.25		(0.40)		1.49		(1.41)		(2.13)
Less distributions to shareholders:
Net realized gains	(0.49)		(0.57)		—		—		(1.15)		(3.64)
Total distributions to shareholders	(0.49)		(0.57)		—		—		(1.15)		(3.64)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$16.15		$13.20		$11.52		$11.92		$10.43		$12.99
Total return	26.95%		19.65%		(3.36%)		14.29%		(8.15%)		(13.46%)
Ratios to average net assets(c)
Total gross expenses	2.11	%(d)	2.12	%(e)	2.07%		2.05%		2.08%		2.00%
Total net expenses(f)	2.11	%(d)(g)	2.11	%(e)(g)	2.04	%(g)	2.05	%(g)	2.08	%(g)	2.00	%(g)
Net investment loss	(0.71%)		(1.03	%)(e)	(1.23%)		(1.12%)		(1.03%)		(1.29%)
Supplemental data
Net assets, end of period (in thousands)	$29,769		$26,077		$22,535		$19,635		$18,461		$24,756
Portfolio turnover	34%		26%		33%		26%		11%		25%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class I	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$15.61		$13.38		$13.69		$13.37
Income from investment operations:
Net investment income (loss)	0.09		0.03		(0.01)		0.00	(c)
Net realized and unrealized gain (loss)	4.21		2.77		(0.30)		0.32
Total from investment operations	4.30		2.80		(0.31)		0.32
Less distributions to shareholders:
Net investment income	(0.14)		—		—		—
Net realized gains	(0.49)		(0.57)		—		—
Total distributions to shareholders	(0.63)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—
Net asset value, end of period	$19.28		$15.61		$13.38		$13.69
Total return	28.49%		21.06%		(2.26%)		2.39%
Ratios to average net assets(d)
Total gross expenses	0.88	%(e)	0.91	%(f)	0.88%		0.90	%(f)
Total net expenses(g)	0.88	%(e)	0.91	%(f)	0.88	%(h)	0.90	%(f)(h)
Net investment income (loss)	0.52%		0.19	%(f)	(0.04%)		2.13	%(f)
Supplemental data
Net assets, end of period (in thousands)	$59,098		$55,276		$3,765		$3
Portfolio turnover	34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Small Cap Core Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$15.57
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain	4.45
Total from investment operations	4.40
Less distributions to shareholders:
Net investment income	(0.11)
Net realized gains	(0.49)
Total distributions to shareholders	(0.60)
Net asset value, end of period	$19.37
Total return	29.18%
Ratios to average net assets(b)
Total gross expenses	1.12	%(c)(d)
Total net expenses(e)	1.12	%(c)(d)(f)
Net investment loss	(0.31	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$903
Portfolio turnover	34%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Small Cap Core Fund

Financial Highlights (continued)

Class R5	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$15.57
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain	4.47
Total from investment operations	4.42
Less distributions to shareholders:
Net investment income	(0.12)
Net realized gains	(0.49)
Total distributions to shareholders	(0.61)
Net asset value, end of period	$19.38
Total return	29.36%
Ratios to average net assets(b)
Total gross expenses	0.94	%(c)(d)
Total net expenses(e)	0.94	%(c)(d)
Net investment loss	(0.32	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$16,704
Portfolio turnover	34%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class T	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.77		$12.75		$13.10		$11.39		$13.94		$19.78
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.04)		(0.08)		(0.05)		(0.03)		(0.10)
Net realized and unrealized gain (loss)	3.99		2.63		(0.27)		1.76		(1.37)		(2.08)
Total from investment operations	3.99		2.59		(0.35)		1.71		(1.40)		(2.18)
Less distributions to shareholders:
Net investment income	(0.06)		—		—		—		—		(0.02)
Net realized gains	(0.49)		(0.57)		—		—		(1.15)		(3.64)
Total distributions to shareholders	(0.55)		(0.57)		—		—		(1.15)		(3.66)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$18.21		$14.77		$12.75		$13.10		$11.39		$13.94
Total return	27.86%		20.44%		(2.67%)		15.01%		(7.45%)		(12.90%)
Ratios to average net assets(c)
Total gross expenses	1.41	%(d)	1.42	%(e)	1.38%		1.35%		1.38%		1.30%
Total net expenses(f)	1.41	%(d)(g)	1.41	%(e)(g)	1.35	%(g)	1.35	%(g)	1.38	%(g)	1.30	%(g)
Net investment income	(0.01%)		(0.33	%)(e)	(0.56%)		(0.42%)		(0.34%)		(0.63%)
Supplemental data
Net assets, end of period (in thousands)	$76,011		$68,074		$63,595		$73,960		$74,722		$98,299
Portfolio turnover	34%		26%		33%		26%		11%		25%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class W	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$15.05		$12.98		$13.32		$13.01
Income from investment operations:
Net investment income (loss)	0.01		(0.04)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)	4.06		2.68		(0.27)		0.31
Total from investment operations	4.07		2.64		(0.34)		0.31
Less distributions to shareholders:
Net investment income	(0.06)		—		—		—
Net realized gains	(0.49)		(0.57)		—		—
Total distributions to shareholders	(0.55)		(0.57)		—		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—
Net asset value, end of period	$18.57		$15.05		$12.98		$13.32
Total return	27.93%		20.46%		(2.55%)		2.38%
Ratios to average net assets(d)
Total gross expenses	1.36	%(e)	1.38	%(f)	1.32%		1.34	%(f)
Total net expenses(g)	1.36	%(e)(h)	1.36	%(f)(h)	1.29	%(h)	1.34	%(f)(h)
Net investment income (loss)	0.05%		(0.27	%)(f)	(0.47%)		1.69	%(f)
Supplemental data
Net assets, end of period (in thousands)	$60,353		$60,112		$41,634		$3
Portfolio turnover	34%		26%		33%		26%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Small Cap Core Fund

Financial Highlights (continued)

Class Y	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$15.63
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	4.42
Total from investment operations	4.44
Less distributions to shareholders:
Net investment income	(0.13)
Net realized gains	(0.49)
Total distributions to shareholders	(0.62)
Net asset value, end of period	$19.45
Total return	29.37%
Ratios to average net assets(b)
Total gross expenses	0.88	%(c)(d)
Total net expenses(e)	0.88	%(c)(d)
Net investment income	0.07	%(d)
Supplemental data
Net assets, end of period (in thousands)	$11,301
Portfolio turnover	34%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Small Cap Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class Z	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$15.56		$13.36		$13.69		$11.87		$14.42		$20.33
Income from investment operations:
Net investment income (loss)	0.05		(0.00	)(b)	(0.04)		(0.02)		(0.00	)(b)	(0.04)
Net realized and unrealized gain (loss)	4.19		2.77		(0.29)		1.84		(1.40)		(2.15)
Total from investment operations	4.24		2.77		(0.33)		1.82		(1.40)		(2.19)
Less distributions to shareholders:
Net investment income	(0.10)		—		—		—		—		(0.08)
Net realized gains	(0.49)		(0.57)		—		—		(1.15)		(3.64)
Total distributions to shareholders	(0.59)		(0.57)		—		—		(1.15)		(3.72)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$19.21		$15.56		$13.36		$13.69		$11.87		$14.42
Total return	28.17%		20.86%		(2.41%)		15.33%		(7.18%)		(12.60%)
Ratios to average net assets(c)
Total gross expenses	1.11	%(d)	1.12	%(e)	1.07%		1.05%		1.08%		1.00%
Total net expenses(f)	1.11	%(d)(g)	1.11	%(e)(g)	1.05	%(g)	1.05	%(g)	1.08	%(g)	1.00	%(g)
Net investment income (loss)	0.30%		(0.03	%)(e)	(0.26%)		(0.12%)		(0.04%)		(0.27%)
Supplemental data
Net assets, end of period (in thousands)	$481,061		$442,000		$369,903		$411,684		$353,117		$413,763
Portfolio turnover	34%		26%		33%		26%		11%		25%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Small Cap Core Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Small Cap Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed

Annual Report 2013
29

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2013

securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise

Annual Report 2013
30

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2013

tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.76% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund.

Annual Report 2013
31

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2013

The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class R4	0.23	*
Class R5	0.05	*
Class T	0.23
Class W	0.23
Class Z	0.23

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $3,120.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended August 31, 2013 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $74,070 for Class A, $472 for Class B, $658 for Class C and $5,722 for Class T shares for the year ended August 31, 2013.

Annual Report 2013
32

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	February 1, 2013 through December 31, 2013	Prior to February 1, 2013
Class A	1.41%	1.36%
Class B	2.16	2.11
Class C	2.16	2.11
Class I	1.01	0.98
Class R4	1.16	1.11
Class R5	1.06	1.03
Class T	1.46	1.41
Class W	1.41	1.36
Class Y	1.01	0.98
Class Z	1.16	1.11

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, passive foreign investment company (PFIC) holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$214,611
Accumulated net realized gain	(161,377)
Paid-in capital	(53,234)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended August 31, 2013	Period Ended August 31, 2012	Year Ended September 30, 2011
Ordinary income	$10,192,346	$—	$—
Long-term capital gains	22,796,582	28,893,724	—
Total	$32,988,928	$28,893,724	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,935,416
Undistributed accumulated long-term gain	53,944,635
Unrealized appreciation	260,468,293

At August 31, 2013, the cost of investments for federal income tax purposes was $878,767,749 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$303,162,383
Unrealized depreciation	(42,694,090)
Net unrealized appreciation	$260,468,293

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2013
33

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2013

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $349,231,328 and $344,730,194, respectively, for the year ended August 31, 2013.

Note 6. Regulatory Settlements

During the year ended September 30, 2011, the Fund received $12,545 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2013, one unaffiliated shareholder account owned 27.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 27.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended August 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $8,900,000 at a weighted average interest rate of 1.20%. Interest expense incurred by the Fund is recorded as interest expense in the Statement of Operations.

Note 11. Significant Risks

Industrial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the industrials sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2013
34

Columbia Small Cap Core Fund

Notes to Financial Statements (continued)

August 31, 2013

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
35

Columbia Small Cap Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Core Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

Annual Report 2013
36

Columbia Small Cap Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	73.08%
Dividends Received Deduction	73.10%
Capital Gain Dividend	$56,846,766

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
37

Columbia Small Cap Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
38

Columbia Small Cap Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
39

Columbia Small Cap Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
40

Columbia Small Cap Core Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Small Cap Core Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
41

Columbia Small Cap Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the sixty-eighth, forty-seventh and twenty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
42

Columbia Small Cap Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
43

Columbia Small Cap Core Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
44

Columbia Small Cap Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Small Cap Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN225_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Small Cap Growth Fund I

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Small Cap Growth Fund I

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Small Cap Growth Fund I

Performance Overview

Performance Summary

>  Columbia Small Cap Growth Fund I (the Fund) Class A shares returned 25.12% excluding sales charges for the 12 months that ended August 31, 2013.

>  In a period that was generally strong for small-cap stocks, the Fund lagged its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, which returned 28.14% and 26.27%, respectively.

>  The Fund's focus on companies with high earnings growth and strong balance sheets hampered relative performance. Low interest rates and other factors attracted investors to companies that paid dividends or funded growth through low-cost debt as well as companies with faster growth profiles but without the cash flow to support their high valuations.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A*	11/01/05
Excluding sales charges		25.12	7.94	9.75
Including sales charges		17.94	6.67	9.10
Class B*	11/01/05
Excluding sales charges		24.20	7.13	8.94
Including sales charges		19.20	6.83	8.94
Class C*	11/01/05
Excluding sales charges		24.20	7.15	8.94
Including sales charges		23.20	7.15	8.94
Class I*	09/27/10	25.69	8.33	10.08
Class K*	02/28/13	25.30	8.08	9.89
Class R*	09/27/10	24.85	7.68	9.48
Class R4*	11/08/12	25.51	8.22	10.03
Class R5*	02/28/13	25.56	8.23	10.03
Class Y*	07/15/09	25.70	8.36	10.10
Class Z	10/01/96	25.42	8.20	10.02
Russell 2000 Growth Index		28.14	9.01	8.84
Russell 2000 Index		26.27	7.98	8.76

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Small Cap Growth Fund I

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Small Cap Growth Fund I

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 25.12% excluding sales charges. The Fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index returned 28.14% and 26.27%, respectively, for the same 12-month period. During a period in which small-cap growth companies did extremely well for investors, we remained focused on attractively valued small-cap companies with high earnings growth, strong balance sheets and good cash flow. However, investors favored companies with slower earnings growth, high levels of debt and high dividend payments, as well as rapidly growing companies that did not necessarily have the cash flow to support their high valuations. In this environment, stock selection generally accounted for the modest shortfall relative to the benchmarks.

Progress in U.S. Economy

Concerns about the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria weighed on investors during the past 12 months. However, steady job growth and a solid rebound in the housing market helped keep U.S economic growth afloat. Manufacturing activity also picked up late in the period — an encouraging sign. In May, the Federal Reserve began talking about pulling back on its huge monthly government bond purchase program, triggering a market pullback. However, stocks recovered before retreating again in August as investors locked in profits and the civil war in Syria intensified. Nevertheless, U.S. stocks ended the year with gains that were well ahead of most international markets. Small-cap stocks benefited from their domestic focus, beating larger cap stocks. Within small-cap stocks, growth beat value.

Boost from Consumer Discretionary and Information Technology

Stock picks in the consumer discretionary and technology sectors aided relative performance. Standouts within consumer discretionary included floor tile retailer Tile Shop Holdings. Its stock benefited as the U.S. housing recovery spurred increased demand for its products and as consumers favored hard-surface flooring over carpeting. In information technology, Yelp was a top contributor. Yelp hosts an online database of user-generated reviews for local businesses. The stock benefited from recent company initiatives, which included launching display ads on mobile phones, improving the effectiveness of its application on Apple's iOS platform and expanding reviews to include a wider array of service providers. Elsewhere, top contributors included WageWorks, an industrials company that helps businesses administer flexible tax-advantaged health care and dependent care spending accounts. Its stock climbed as rising health care costs drove increased demand for these accounts, helping to push earnings and revenue ahead of expectations.

Disappointments from Consumer Staples and Health Care

The Fund lost ground versus the Russell 2000 Growth Index from stock picks in the consumer staples and health care sectors. In consumer staples, makeup and skin care company Elizabeth Arden detracted the most. The company, which has focused on expanding international distribution, fell short of its earnings growth targets, causing the stock to decline. In health care, an out-of-index stake in

Portfolio Management

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang*

*Effective September 12, 2013, Rahul Narang was added as a Portfolio Manager of the Fund. George Myers and Brian Neigut no longer serve as Portfolio Managers of the Fund.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2013)
Yelp, Inc.	2.7
Select Comfort Corp.	2.6
Lumber Liquidators Holdings, Inc.	2.0
Domino's Pizza, Inc.	1.9
Conn's, Inc.	1.9
LifeLock, Inc.	1.9
U.S. Airways Group, Inc.	1.9
Acuity Brands, Inc.	1.8
HMS Holdings Corp.	1.8
GameStop Corp., Class A	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Small Cap Growth Fund I

Manager Discussion of Fund Performance (continued)

biopharmaceutical company Amarin hurt results, as uncertainty about how a newly approved drug would be marketed pressured the share price. Elsewhere, untimely ownership of online real estate listing company Zillow detracted, as the stock fell sharply in the wake of a muted earnings forecast for the seasonally slower fourth quarter. We sold the position.

Looking Ahead

While stocks held up well during the summer earnings reporting season, we think conditions could become less favorable. Typically, in the absence of a market rally that benefits stocks across the board, investors have been satisfied with companies meeting subdued earnings growth expectations and rewarded firms that could boost market share, capitalize on pockets of sales growth or overcome skepticism about their prospects. If, as we expect, earnings growth becomes harder to find, bottom-up stock pickers such as ourselves, who are focused on company-specific factors, should have an advantage over investors who rely heavily on macroeconomic trends for their predictions. While we plan to keep sector weights close to those in the Russell 2000 Growth Index, security selection may drive modest deviations. At period end, the Fund had a small underweight in consumer staples and slight overweight in health care.

Portfolio Breakdown (%) (at August 31, 2013)
Common Stocks	97.7
Consumer Discretionary	21.0
Consumer Staples	1.7
Energy	3.8
Financials	5.2
Health Care	23.8
Industrials	13.8
Information Technology	24.9
Materials	1.6
Telecommunication Services	1.9
Money Market Funds	2.3
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Small Cap Growth Fund I

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,155.30	1,018.50	7.08	6.63	1.31
Class B	1,000.00	1,000.00	1,151.20	1,014.74	11.11	10.40	2.06
Class C	1,000.00	1,000.00	1,151.20	1,014.74	11.11	10.40	2.06
Class I	1,000.00	1,000.00	1,157.90	1,020.76	4.65	4.36	0.86
Class K	1,000.00	1,000.00	1,156.10	1,019.25	6.24	5.87	1.16
Class R	1,000.00	1,000.00	1,154.10	1,017.25	8.42	7.89	1.56
Class R4	1,000.00	1,000.00	1,156.80	1,019.60	5.89	5.52	1.09
Class R5	1,000.00	1,000.00	1,157.80	1,020.41	5.00	4.71	0.93
Class Y	1,000.00	1,000.00	1,157.90	1,020.76	4.65	4.36	0.86
Class Z	1,000.00	1,000.00	1,156.50	1,019.75	5.73	5.37	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
6

Columbia Small Cap Growth Fund I

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%

Issuer	Shares	Value ($)
Consumer Discretionary 21.0%
Diversified Consumer Services 2.5%
LifeLock, Inc.(a)	1,985,000	25,030,850
Outerwall, Inc.(a)	153,400	9,536,878
Total		34,567,728
Hotels, Restaurants & Leisure 4.5%
Bloomin' Brands, Inc.(a)	289,927	6,523,357
Diamond Resorts International, Inc.(a)	927,182	15,057,436
Domino's Pizza, Inc.	417,317	25,639,956
Six Flags Entertainment Corp.	442,680	14,612,867
Total		61,833,616
Leisure Equipment & Products 0.8%
Brunswick Corp.	289,309	10,519,275
Media 1.6%
IMAX Corp.(a)	390,700	10,720,808
Nexstar Broadcasting Group, Inc., Class A	326,552	10,962,351
Total		21,683,159
Specialty Retail 9.4%
Cabela's, Inc.(a)	110,313	7,228,811
Conn's, Inc.(a)	378,003	25,178,780
GameStop Corp., Class A	460,000	23,096,600
Lumber Liquidators Holdings, Inc.(a)	271,562	26,998,694
Select Comfort Corp.(a)	1,414,600	34,940,620
Tile Shop Holdings, Inc.(a)	462,392	12,285,755
Total		129,729,260
Textiles, Apparel & Luxury Goods 2.2%
Fifth & Pacific Companies, Inc.(a)	915,100	21,815,984
Tumi Holdings, Inc.(a)	457,810	9,412,574
Total		31,228,558
Total Consumer Discretionary		289,561,596
Consumer Staples 1.8%
Food & Staples Retailing 0.8%
Natural Grocers by Vitamin Cottage, Inc.(a)	126,142	4,862,774
Susser Holdings Corp.(a)	112,524	5,368,520
Total		10,231,294
Food Products 0.6%
TreeHouse Foods, Inc.(a)	134,200	8,727,026

Common Stocks (continued)

Issuer	Shares	Value ($)
Personal Products 0.4%
Elizabeth Arden, Inc.(a)	149,375	5,187,794
Total Consumer Staples		24,146,114
Energy 3.8%
Energy Equipment & Services 0.4%
Forum Energy Technologies, Inc.(a)	231,297	6,053,043
Oil, Gas & Consumable Fuels 3.4%
Carrizo Oil & Gas, Inc.(a)	322,314	11,042,478
Energy XXI Bermuda Ltd.	262,636	6,978,238
Oasis Petroleum, Inc.(a)	241,328	9,460,058
PDC Energy, Inc.(a)	134,167	7,698,502
Western Refining, Inc.	384,055	11,264,333
Total		46,443,609
Total Energy		52,496,652
Financials 5.1%
Capital Markets 0.2%
WisdomTree Investments, Inc.(a)	302,000	3,382,400
Commercial Banks 1.5%
BankUnited, Inc.	283,000	8,362,650
Signature Bank(a)	140,488	12,323,607
Total		20,686,257
Consumer Finance 1.6%
Portfolio Recovery Associates, Inc.(a)	411,678	21,835,401
Real Estate Investment Trusts (REITs) 1.8%
DiamondRock Hospitality Co.	1,665,853	16,142,116
Summit Hotel Properties, Inc.	930,315	8,875,205
Total		25,017,321
Total Financials		70,921,379
Health Care 23.8%
Biotechnology 7.7%
Alnylam Pharmaceuticals, Inc.(a)	372,560	19,298,608
Ariad Pharmaceuticals, Inc.(a)	676,553	12,583,886
Astex Pharmaceuticals(a)	983,900	6,444,545
Bluebird Bio, Inc.(a)	268,273	6,679,998
Infinity Pharmaceuticals, Inc.(a)	662,120	12,255,841
Insmed, Inc.(a)	391,400	5,953,194
Keryx Biopharmaceuticals, Inc.(a)	1,473,219	12,566,558

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmacyclics, Inc.(a)	66,700	7,437,050
Prosensa Holding NV(a)	309,963	7,057,857
Sarepta Therapeutics, Inc.(a)	146,986	5,016,632
TESARO, Inc.(a)	334,096	11,553,040
Total		106,847,209
Health Care Equipment & Supplies 5.8%
Align Technology, Inc.(a)	501,746	21,851,038
Cerus Corp.(a)	1,241,067	6,490,781
Endologix, Inc.(a)	355,679	5,626,842
HeartWare International, Inc.(a)	130,992	10,295,971
Insulet Corp.(a)	419,096	13,972,661
NxStage Medical, Inc.(a)	867,118	10,708,907
TearLab Corp.(a)	845,066	11,104,167
Total		80,050,367
Health Care Providers & Services 4.0%
Air Methods Corp.	409,600	16,760,832
Brookdale Senior Living, Inc.(a)	892,088	22,320,042
ExamWorks Group, Inc.(a)	268,400	6,307,400
IPC The Hospitalist Co., Inc.(a)	193,969	9,977,765
Total		55,366,039
Health Care Technology 3.2%
athenahealth, Inc.(a)	106,193	11,202,300
HMS Holdings Corp.(a)	947,775	23,684,897
Vocera Communications, Inc. (a)	563,701	9,137,593
Total		44,024,790
Life Sciences Tools & Services 1.2%
ICON PLC(a)	464,274	16,964,572
Pharmaceuticals 1.9%
Impax Laboratories, Inc.(a)	533,570	10,874,157
Jazz Pharmaceuticals PLC(a)	98,551	8,641,937
Pacira Pharmaceuticals, Inc.(a)	171,600	6,215,352
Total		25,731,446
Total Health Care		328,984,423
Industrials 13.8%
Airlines 2.7%
Alaska Air Group, Inc.	208,288	11,793,267
U.S. Airways Group, Inc.(a)	1,547,157	25,002,057
Total		36,795,324

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 1.8%
Acuity Brands, Inc.	290,274	24,818,427
Machinery 2.5%
Chart Industries, Inc.(a)	60,145	6,867,356
Manitowoc Co., Inc. (The)	501,200	10,013,976
Middleby Corp. (The)(a)	94,500	17,571,330
Total		34,452,662
Marine 0.4%
Costamare, Inc.	305,061	5,210,442
Professional Services 2.0%
Advisory Board Co. (The)(a)	128,016	7,011,436
TrueBlue, Inc.(a)	366,600	8,915,712
Wageworks, Inc.(a)	279,811	11,679,311
Total		27,606,459
Road & Rail 2.9%
Avis Budget Group, Inc.(a)	290,329	7,772,107
Landstar System, Inc.	186,800	10,208,620
Roadrunner Transportation Systems, Inc.(a)	516,872	14,017,569
Swift Transportation Co.(a)	451,700	8,112,532
Total		40,110,828
Trading Companies & Distributors 1.5%
United Rentals, Inc.(a)	384,169	21,040,936
Total Industrials		190,035,078
Information Technology 24.9%
Electronic Equipment, Instruments & Components 1.3%
Cognex Corp.	182,415	10,394,007
FEI Co.	96,300	7,538,364
Total		17,932,371
Internet Software & Services 9.5%
ChannelAdvisor Corp.(a)	85,520	2,618,622
Cornerstone OnDemand, Inc.(a)	248,739	12,812,546
CoStar Group, Inc.(a)	152,976	22,718,466
Gogo, Inc.(a)	69,760	788,288
OpenTable, Inc.(a)	150,800	11,240,632
Pandora Media, Inc.(a)	1,076,700	19,832,814
Shutterstock, Inc.(a)	151,042	7,497,725
Trulia, Inc.(a)	410,469	17,042,673
Yelp, Inc.(a)	709,698	36,890,102
Total		131,441,868

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 2.8%
Acxiom Corp.(a)	334,500	8,322,360
Cardtronics, Inc.(a)	176,763	6,131,908
MAXIMUS, Inc.	378,300	14,190,033
WEX, Inc.(a)	135,954	10,880,399
Total		39,524,700
Semiconductors & Semiconductor Equipment 0.8%
EZchip Semiconductor Ltd.(a)	95,373	2,718,130
Formfactor, Inc.(a)	356,100	2,161,527
GT Advanced Technologies, Inc.(a)	625,900	4,043,314
Rambus, Inc.(a)	217,600	1,775,616
Total		10,698,587
Software 10.5%
Aspen Technology, Inc.(a)	628,339	21,005,373
CommVault Systems, Inc.(a)	190,846	15,998,620
Guidewire Software, Inc.(a)	236,030	10,847,939
Imperva, Inc.(a)	150,659	7,111,105
Infoblox, Inc.(a)	432,577	15,096,937
Proofpoint, Inc.(a)	300,184	8,648,301
PTC, Inc.(a)	182,900	4,768,203
QLIK Technologies, Inc.(a)	220,075	7,216,259
Splunk, Inc.(a)	234,404	12,941,445
TiVo, Inc.(a)	1,071,022	12,498,827
Tyler Technologies, Inc.(a)	152,841	11,293,421
Ultimate Software Group, Inc.(a)	124,150	17,407,072
Total		144,833,502
Total Information Technology		344,431,028
Materials 1.6%
Construction Materials 1.6%
Eagle Materials, Inc.	349,705	22,437,073
Total Materials		22,437,073

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.9%
Cogent Communications Group, Inc.	633,172	19,647,327
inContact, Inc.(a)	826,400	6,718,632
Total		26,365,959
Total Telecommunication Services		26,365,959
Total Common Stocks (Cost: $1,020,847,087)		1,349,379,302

Warrants —%

Energy —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)	111,329	13,081
Total Energy		13,081
Total Warrants (Cost: $93,775)		13,081

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(b)(c)	32,016,170	32,016,170
Total Money Market Funds (Cost: $32,016,170)		32,016,170
Total Investments (Cost: $1,052,957,032)		1,381,408,553
Other Assets & Liabilities, Net		355,484
Net Assets		1,381,764,037

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,046,846	527,363,151	(504,393,827)	32,016,170	34,499	32,016,170

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Small Cap Growth Fund I

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	289,561,596	—	—	289,561,596
Consumer Staples	24,146,114	—	—	24,146,114
Energy	52,496,652	—	—	52,496,652
Financials	70,921,379	—	—	70,921,379
Health Care	328,984,423	—	—	328,984,423
Industrials	190,035,078	—	—	190,035,078
Information Technology	344,431,028	—	—	344,431,028
Materials	22,437,073	—	—	22,437,073
Telecommunication Services	26,365,959	—	—	26,365,959
Warrants
Energy	13,081	—	—	13,081
Total Equity Securities	1,349,392,383	—	—	1,349,392,383
Mutual Funds
Money Market Funds	32,016,170	—	—	32,016,170
Total Mutual Funds	32,016,170	—	—	32,016,170
Total	1,381,408,553	—	—	1,381,408,553

See the Portfolio of Investments for all investment classifications not indicated in the table.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
13,081	—	—	(13,081)

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Small Cap Growth Fund I

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,020,940,862)	$1,349,392,383
Affiliated issuers (identified cost $32,016,170)	32,016,170
Total investments (identified cost $1,052,957,032)	1,381,408,553
Receivable for:
Investments sold	13,928,531
Capital shares sold	349,666
Dividends	466,761
Prepaid expenses	15,883
Trustees' deferred compensation plan	74,485
Total assets	1,396,243,879
Liabilities
Payable for:
Investments purchased	12,532,169
Capital shares purchased	1,398,577
Investment management fees	28,681
Distribution and/or service fees	2,547
Transfer agent fees	260,179
Administration fees	2,889
Plan administration fees	10
Compensation of board members	64,103
Chief compliance officer expenses	133
Other expenses	116,069
Trustees' deferred compensation plan	74,485
Total liabilities	14,479,842
Net assets applicable to outstanding capital stock	$1,381,764,037
Represented by
Paid-in capital	$933,631,186
Excess of distributions over net investment income	(139,347)
Accumulated net realized gain	119,820,677
Unrealized appreciation (depreciation) on:
Investments	328,451,521
Total — representing net assets applicable to outstanding capital stock	$1,381,764,037

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Small Cap Growth Fund I

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$254,054,862
Shares outstanding	7,625,359
Net asset value per share	$33.32
Maximum offering price per share(a)	$35.35
Class B
Net assets	$3,874,402
Shares outstanding	123,240
Net asset value per share	$31.44
Class C
Net assets	$22,685,107
Shares outstanding	721,588
Net asset value per share	$31.44
Class I
Net assets	$77,982,749
Shares outstanding	2,287,047
Net asset value per share	$34.10
Class K
Net assets	$48,121
Shares outstanding	1,422
Net asset value per share(b)	$33.85
Class R
Net assets	$3,649,761
Shares outstanding	110,011
Net asset value per share	$33.18
Class R4
Net assets	$818,300
Shares outstanding	23,706
Net asset value per share	$34.52
Class R5
Net assets	$1,145,129
Shares outstanding	33,782
Net asset value per share	$33.90
Class Y
Net assets	$14,816,936
Shares outstanding	434,695
Net asset value per share	$34.09
Class Z
Net assets	$1,002,688,670
Shares outstanding	29,565,647
Net asset value per share	$33.91

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Small Cap Growth Fund I

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$7,895,885
Dividends — affiliated issuers	34,499
Income from securities lending — net	289,473
Total income	8,219,857
Expenses:
Investment management fees	8,867,134
Distribution and/or service fees
Class A	365,352
Class B	26,104
Class C	161,757
Class R	8,540
Transfer agent fees
Class A	288,882
Class B	5,158
Class C	31,909
Class K(a)	11
Class R	3,387
Class R4(b)	317
Class R5(a)	146
Class Y	4
Class Z	1,770,276
Administration fees	894,140
Plan administration fees
Class K(a)	53
Compensation of board members	46,993
Custodian fees	27,483
Printing and postage fees	192,402
Registration fees	27,854
Professional fees	82,702
Chief compliance officer expenses	749
Other	56,319
Total expenses	12,857,672
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(53,467)
Expense reductions	(17,963)
Total net expenses	12,786,242
Net investment loss	(4,566,385)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	156,044,989
Foreign currency translations	(2,856)
Net realized gain	156,042,133
Net change in unrealized appreciation (depreciation) on:
Investments	108,861,988
Foreign currency translations	394
Net change in unrealized appreciation (depreciation)	108,862,382
Net realized and unrealized gain	264,904,515
Net increase in net assets resulting from operations	$260,338,130

(a) Class K and R5 shares are for the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Small Cap Growth Fund I

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012
Operations
Net investment loss	$(4,566,385)	$(2,900,575)
Net realized gain	156,042,133	88,810,985
Net change in unrealized appreciation (depreciation)	108,862,382	1,928,299
Net increase in net assets resulting from operations	260,338,130	87,838,709
Distributions to shareholders
Net realized gains
Class A	(5,725,926)	(8,033,542)
Class B	(137,440)	(165,165)
Class C	(1,044,679)	(1,317,176)
Class I	(8,663,850)	(6,933,914)
Class R	(5,009)	(5,346)
Class R4	(249)	—
Class Y	(1,221,162)	(1,103,193)
Class Z	(78,109,613)	(85,995,735)
Total distributions to shareholders	(94,907,928)	(103,554,071)
Increase (decrease) in net assets from capital stock activity	199,118,514	(129,402,633)
Total increase (decrease) in net assets	364,548,716	(145,117,995)
Net assets at beginning of year	1,017,215,321	1,162,333,316
Net assets at end of year	$1,381,764,037	$1,017,215,321
Excess of distributions over net investment income	$(139,347)	$(2,815,813)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Small Cap Growth Fund I

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)(b)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	336,379	10,080,801	434,890	12,391,899
Fund merger	6,175,881	187,024,390	—	—
Distributions reinvested	209,240	5,526,032	276,795	7,559,280
Redemptions	(1,161,867)	(35,077,020)	(1,692,890)	(48,465,439)
Net increase (decrease)	5,559,633	167,554,203	(981,205)	(28,514,260)
Class B shares
Subscriptions	836	23,244	689	18,573
Fund merger	101,039	2,896,869	—	—
Distributions reinvested	4,944	123,890	5,639	147,736
Redemptions(c)	(34,246)	(1,010,071)	(24,152)	(664,783)
Net increase (decrease)	72,573	2,033,932	(17,824)	(498,474)
Class C shares
Subscriptions	20,015	550,379	22,638	619,559
Fund merger	455,413	13,065,291	—	—
Distributions reinvested	34,201	857,082	36,659	960,467
Redemptions	(188,498)	(5,395,282)	(209,277)	(5,682,212)
Net increase (decrease)	321,131	9,077,470	(149,980)	(4,102,186)
Class I shares
Subscriptions	23,673	694,023	1,398,138	42,179,840
Fund merger	671	20,760	—	—
Distributions reinvested	321,588	8,663,577	250,131	6,933,641
Redemptions	(1,081,237)	(35,604,149)	(1,585,755)	(47,522,973)
Net increase (decrease)	(735,305)	(26,225,789)	62,514	1,590,508
Class K shares
Subscriptions	91	2,652	—	—
Fund merger	1,381	42,487	—	—
Redemptions	(50)	(1,535)	—	—
Net increase	1,422	43,604	—	—
Class R shares
Subscriptions	11,812	379,646	471	13,483
Fund merger	126,746	3,827,956	—	—
Distributions reinvested	180	4,739	186	5,089
Redemptions	(30,560)	(950,685)	(677)	(19,707)
Net increase (decrease)	108,178	3,261,656	(20)	(1,135)
Class R4 shares
Subscriptions	27,171	875,760	—	—
Redemptions	(3,465)	(110,695)	—	—
Net increase	23,706	765,065	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Small Cap Growth Fund I

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)(b)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	33,493	1,073,014	—	—
Fund merger	1,039	31,968	—	—
Redemptions	(750)	(25,942)	—	—
Net increase	33,782	1,079,040	—	—
Class Y shares
Subscriptions	86	2,501	—	—
Distributions reinvested	45,336	1,220,909	39,812	1,103,193
Redemptions	(26,169)	(800,000)	(576)	(17,161)
Net increase	19,253	423,410	39,236	1,086,032
Class Z shares
Subscriptions	3,747,790	112,452,889	3,767,042	108,971,471
Fund merger	6,383,431	196,603,079	—	—
Distributions reinvested	1,720,127	46,151,011	1,592,084	44,037,051
Redemptions	(10,307,179)	(314,101,056)	(8,695,502)	(251,971,640)
Net increase (decrease)	1,544,169	41,105,923	(3,336,376)	(98,963,118)
Total net increase (decrease)	6,948,542	199,118,514	(4,383,655)	(129,402,633)

(a) Class K and R5 shares are for the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Small Cap Growth Fund I

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$29.55		$29.94		$23.55		$20.82		$27.82
Income from investment operations:
Net investment loss	(0.23)		(0.15)		(0.31)		(0.26)		(0.19)
Net realized and unrealized gain (loss)	6.90		2.56		6.70		2.99		(6.81)
Total from investment operations	6.67		2.41		6.39		2.73		(7.00)
Less distributions to shareholders:
Net realized gains	(2.90)		(2.80)		—		—		—
Total distributions to shareholders	(2.90)		(2.80)		—		—		—
Net asset value, end of period	$33.32		$29.55		$29.94		$23.55		$20.82
Total return	25.12%		8.81%		27.13%		13.11%		(25.16%)
Ratios to average net assets(a)(b)
Total gross expenses	1.31%		1.33%		1.30%		1.32	%(c)	1.40%
Total net expenses(d)	1.31	%(e)	1.31	%(e)	1.30	%(e)	1.32	%(c)(e)	1.37	%(e)
Net investment loss	(0.74%)		(0.53%)		(1.00%)		(1.10%)		(1.01%)
Supplemental data
Net assets, end of period (in thousands)	$254,055		$61,032		$91,234		$62,261		$54,384
Portfolio turnover	104%		113%		113%		144%		149%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.19		$28.82		$22.84		$20.35		$27.39
Income from investment operations:
Net investment loss	(0.42)		(0.35)		(0.53)		(0.43)		(0.32)
Net realized and unrealized gain (loss)	6.52		2.45		6.51		2.92		(6.72)
Total from investment operations	6.10		2.10		5.98		2.49		(7.04)
Less distributions to shareholders:
Net realized gains	(2.85)		(2.73)		—		—		—
Total distributions to shareholders	(2.85)		(2.73)		—		—		—
Net asset value, end of period	$31.44		$28.19		$28.82		$22.84		$20.35
Total return	24.20%		7.99%		26.18%		12.24%		(25.70%)
Ratios to average net assets(a)(b)
Total gross expenses	2.06%		2.08%		2.05%		2.07	%(c)	2.15%
Total net expenses(d)	2.06	%(e)	2.06	%(e)	2.05	%(e)	2.07	%(c)(e)	2.12	%(e)
Net investment loss	(1.46%)		(1.27%)		(1.76%)		(1.84%)		(1.75%)
Supplemental data
Net assets, end of period (in thousands)	$3,874		$1,428		$1,974		$2,155		$2,620
Portfolio turnover	104%		113%		113%		144%		149%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.19		$28.82		$22.84		$20.35		$27.37
Income from investment operations:
Net investment loss	(0.41)		(0.35)		(0.53)		(0.44)		(0.32)
Net realized and unrealized gain (loss)	6.51		2.45		6.51		2.93		(6.70)
Total from investment operations	6.10		2.10		5.98		2.49		(7.02)
Less distributions to shareholders:
Net realized gains	(2.85)		(2.73)		—		—		—
Total distributions to shareholders	(2.85)		(2.73)		—		—		—
Net asset value, end of period	$31.44		$28.19		$28.82		$22.84		$20.35
Total return	24.20%		7.99%		26.18%		12.24%		(25.65%)
Ratios to average net assets(a)(b)
Total gross expenses	2.06%		2.07%		2.05%		2.07	%(c)	2.15%
Total net expenses(d)	2.06	%(e)	2.06	%(e)	2.05	%(e)	2.07	%(c)(e)	2.12	%(e)
Net investment loss	(1.42%)		(1.27%)		(1.75%)		(1.85%)		(1.75%)
Supplemental data
Net assets, end of period (in thousands)	$22,685		$11,287		$15,864		$13,897		$10,093
Portfolio turnover	104%		113%		113%		144%		149%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class I	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$30.09	$30.45	$26.86
Income from investment operations:
Net investment loss	(0.04)	(0.02)	(0.17)
Net realized and unrealized gain	6.99	2.59	3.76
Total from investment operations	6.95	2.57	3.59
Less distributions to shareholders:
Net realized gains	(2.94)	(2.93)	—
Total distributions to shareholders	(2.94)	(2.93)	—
Net asset value, end of period	$34.10	$30.09	$30.45
Total return	25.69%	9.27%	13.37%
Ratios to average net assets(b)(c)
Total gross expenses	0.87%	0.88%	0.88	%(d)
Total net expenses(e)	0.87%	0.88%	0.88	%(d)(f)
Net investment loss	(0.12%)	(0.06%)	(0.57	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$77,983	$90,936	$90,132
Portfolio turnover	104%	113%	113%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

Class K	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$29.28
Income from investment operations:
Net investment loss	(0.11)
Net realized and unrealized gain	4.68
Total from investment operations	4.57
Net asset value, end of period	$33.85
Total return	15.61%
Ratios to average net assets(b)
Total gross expenses	1.16	%(c)
Total net expenses(d)	1.16	%(c)
Net investment loss	(0.68	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$48
Portfolio turnover	104%

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class R	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$29.47		$29.88		$26.52
Income from investment operations:
Net investment loss	(0.35)		(0.21)		(0.35)
Net realized and unrealized gain	6.93		2.53		3.71
Total from investment operations	6.58		2.32		3.36
Less distributions to shareholders:
Net realized gains	(2.87)		(2.73)		—
Total distributions to shareholders	(2.87)		(2.73)		—
Net asset value, end of period	$33.18		$29.47		$29.88
Total return	24.85%		8.48%		12.67%
Ratios to average net assets(b)(c)
Total gross expenses	1.56%		1.57%		1.55	%(d)
Total net expenses(e)	1.56	%(f)	1.56	%(f)	1.54	%(d)(f)
Net investment loss	(1.11%)		(0.74%)		(1.16	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3,650		$54		$55
Portfolio turnover	104%		113%		113%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$29.37
Income from investment operations:
Net investment loss	(0.18)
Net realized and unrealized gain	8.25
Total from investment operations	8.07
Less distributions to shareholders:
Net realized gains	(2.92)
Total distributions to shareholders	(2.92)
Net asset value, end of period	$34.52
Total return	30.11%
Ratios to average net assets(b)
Total gross expenses	1.09	%(c)
Total net expenses(d)	1.09	%(c)(e)
Net investment loss	(0.67	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$818
Portfolio turnover	104%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

Class R5	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$29.28
Income from investment operations:
Net investment loss	(0.07)
Net realized and unrealized gain	4.69
Total from investment operations	4.62
Net asset value, end of period	$33.90
Total return	15.78%
Ratios to average net assets(b)
Total gross expenses	0.93	%(c)
Total net expenses(d)	0.93	%(c)
Net investment loss	(0.41	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,145
Portfolio turnover	104%

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class Y	2013	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$30.08	$30.44	$23.85		$21.00		$19.21
Income from investment operations:
Net investment loss	(0.04)	(0.02)	(0.18)		(0.17)		(0.03)
Net realized and unrealized gain	6.99	2.59	6.77		3.02		1.82
Total from investment operations	6.95	2.57	6.59		2.85		1.79
Less distributions to shareholders:
Net realized gains	(2.94)	(2.93)	—		—		—
Total distributions to shareholders	(2.94)	(2.93)	—		—		—
Net asset value, end of period	$34.09	$30.08	$30.44		$23.85		$21.00
Total return	25.70%	9.27%	27.63%		13.57%		9.32%
Ratios to average net assets(b)(c)
Total gross expenses	0.87%	0.88%	0.88%		0.93	%(d)	1.03	%(e)
Total net expenses(f)	0.87%	0.88%	0.88	%(g)	0.93	%(d)(g)	1.03	%(e)(g)
Net investment income	(0.14%)	(0.07%)	(0.58%)		(0.70%)		(0.96	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$14,817	$12,496	$11,453		$13,708		$14,222
Portfolio turnover	104%	113%	113%		144%		149%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to August 31, 2009.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios includes line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Small Cap Growth Fund I

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$29.98		$30.35		$23.81		$21.00		$27.99
Income from investment operations:
Net investment loss	(0.10)		(0.08)		(0.23)		(0.21)		(0.14)
Net realized and unrealized gain (loss)	6.95		2.59		6.77		3.02		(6.85)
Total from investment operations	6.85		2.51		6.54		2.81		(6.99)
Less distributions to shareholders:
Net realized gains	(2.92)		(2.88)		—		—		—
Total distributions to shareholders	(2.92)		(2.88)		—		—		—
Net asset value, end of period	$33.91		$29.98		$30.35		$23.81		$21.00
Total return	25.42%		9.06%		27.47%		13.38%		(24.97%)
Ratios to average net assets(a)(b)
Total gross expenses	1.07%		1.07%		1.05%		1.07	%(c)	1.15%
Total net expenses(d)	1.06	%(e)	1.06	%(e)	1.05	%(e)	1.07	%(c)(e)	1.12	%(e)
Net investment loss	(0.34%)		(0.26%)		(0.73%)		(0.85%)		(0.76%)
Supplemental data
Net assets, end of period (in thousands)	$1,002,689		$839,982		$951,620		$698,422		$509,514
Portfolio turnover	104%		113%		113%		144%		149%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Small Cap Growth Fund I

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges and are closed to new investors. Class K shares commenced operations on February 28, 2013.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on February 28, 2013.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such

Annual Report 2013
28

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2013

exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net

Annual Report 2013
29

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2013

investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.76% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to

Annual Report 2013
30

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2013

reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning November 1, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05	*
Class R	0.20
Class R4	0.20	*
Class R5	0.05	*
Class Y	0.00	**
Class Z	0.20

*Annualized

**Rounds to zero.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At August 31, 2013, the Fund's total potential future obligation over the life of the Guaranty is $33,644. The liability remaining at August 31, 2013 for non-recurring charges associated with the lease amounted to $18,413 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $17,963.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $18,372 for Class A, $800 for Class B and $420 for Class C shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses

Annual Report 2013
31

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2013

reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	January 1, 2013 through December 31, 2013		Prior to January 1, 2013
Class A	1.41%		1.31%
Class B	2.16		2.06
Class C	2.16		2.06
Class I	1.03		0.93
Class K	1.33	*	—
Class R	1.66		1.56
Class R4	1.16		1.06
Class R5	1.08	*	—
Class Y	1.03		1.06
Class Z	1.16		1.06

*Annual rate is contractual from February 28, 2013 (the commencement of operations of Class K and Class R5 shares) through December 31, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 10) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, passive foreign investment company

(PFIC) holdings, post-October ordinary and capital loss and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$8,458,402
Accumulated net realized gain	8,145,830
Paid-in capital	(16,604,232)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2013	2012
Ordinary income	$2,365,931	$5,289,051
Long-term capital gains	92,541,997	98,265,020
Total	$94,907,928	$103,554,071

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$19,482,592
Undistributed accumulated long-term gain	108,754,816
Unrealized appreciation	326,140,988

At August 31, 2013, the cost of investments for federal income tax purposes was $1,055,267,565 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$343,097,797
Unrealized depreciation	(16,956,809)
Net unrealized appreciation	$326,140,988

The following capital loss carryforward, determined at August 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$6,101,280

For the year ended August 31, 2013, $8,600,060 of capital loss carryforward was utilized.

The Fund acquired $24,605,501 of capital loss carryforward in connection with the Columbia Frontier Fund and Columbia Small Cap Growth Fund merger (Note 10). From the total capital loss carryforward acquired from the merger,

Annual Report 2013
32

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2013

$9,904,161 was permanently lost. In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are recorded as a reduction of paid in capital.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,194,976,140 and $1,525,340,279, respectively, for the year ended August 31, 2013.

Transactions to realign the Fund's portfolio following the merger as described in Note 10 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of proceeds from sales of $1,281,084.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 42.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Annual Report 2013
33

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2013

Note 10. Fund Merger

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Frontier Fund, a series of Columbia Funds Series Trust II, Columbia Select Small Cap Fund, a series of Columbia Funds Series Trust I, and Columbia Small Cap Growth Fund II, a series of Columbia Funds Series Trust (the acquired funds). The reorganization was completed after shareholders of the acquired funds approved a plan of reorganization on February 27, 2013. The purpose of the transaction was to combine four funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,023,569,342 and the combined net assets immediately after the acquisition were $1,427,082,142.

The merger was accomplished by a tax-free exchange of 6,308,081 shares of Columbia Frontier Fund valued at $73,420,942 (including $11,033,473 of unrealized appreciation), 8,967,661 shares of Columbia Select Small Cap Fund valued at $102,020,803 (including $20,056,742 of unrealized appreciation) and 16,311,272 shares of Columbia Small Cap Growth Fund II valued at $228,071,055 (including $41,963,159 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	6,175,881
Class B	101,039
Class C	455,413
Class I	671
Class K	1,381
Class R	126,746
Class R5	1,039
Class Z	6,383,431

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2012 the Fund's pro-forma net investment loss, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended August 31, 2013 would have been approximately $(5.2) million, $178.7 million, $139.5 million and $313.0 million, respectively.

Note 11. Significant Risks

Health Care Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the health care sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Technology and Technology-related Investment Risk

The Fund invested a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Consumer Discretionary Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an

Annual Report 2013
34

Columbia Small Cap Growth Fund I

Notes to Financial Statements (continued)

August 31, 2013

independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
35

Columbia Small Cap Growth Fund I

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Growth Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund I (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

Annual Report 2013
36

Columbia Small Cap Growth Fund I

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	22.46%
Dividends Received Deduction	22.51%
Capital Gain Dividend	$119,912,547

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
37

Columbia Small Cap Growth Fund I

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
38

Columbia Small Cap Growth Fund I

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
39

Columbia Small Cap Growth Fund I

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
40

Columbia Small Cap Growth Fund I

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Small Cap Growth Fund I (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
41

Columbia Small Cap Growth Fund I

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the sixty-fourth, sixty-third and sixty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
42

Columbia Small Cap Growth Fund I

Board Consideration and Approval of
Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
43

Columbia Small Cap Growth Fund I

Board Consideration and Approval of
Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
44

Columbia Small Cap Growth Fund I

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Small Cap Growth Fund I

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN226_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Value and Restructuring Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Value and Restructuring Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Board Consideration and Approval of Advisory Agreement	36
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Value and Restructuring Fund

Performance Overview

Performance Summary

>  Columbia Value and Restructuring Fund (the Fund) Class A shares returned 23.42% excluding sales charges for the 12-month period that ended August 31, 2013.

>  The Fund outperformed its benchmarks, the Russell 1000 Value Index and the S&P 500 Index, which returned 23.10% and 18.70%, respectively, for the same 12-month period.

>  Stock selection within several key sectors propelled the Fund to its strong performance for the period.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		23.42	3.80	8.14
Including sales charges		16.34	2.58	7.50
Class C*	09/28/07
Excluding sales charges		22.52	3.03	7.34
Including sales charges		21.52	3.03	7.34
Class I*	09/27/10	23.98	4.13	8.43
Class R*	12/31/04	23.12	3.54	7.87
Class R4*	11/08/12	23.77	4.06	8.39
Class R5*	11/08/12	23.87	4.08	8.40
Class W*	09/27/10	23.49	3.82	8.13
Class Y*	11/08/12	23.95	4.09	8.41
Class Z	12/31/92	23.74	4.06	8.39
Russell 1000 Value Index		23.10	6.69	7.61
S&P 500 Index		18.70	7.32	7.12

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

* The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Value and Restructuring Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Value and Restructuring Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 23.42% excluding sales charges. The Fund's benchmarks, the Russell 1000 Value Index and the S&P 500 Index, returned 23.10% and 18.70% respectively, for the same period. Stock selection among financials, health care and energy stocks were largely responsible for the performance advantage relative to its benchmarks.

U.S. Economy Makes Steady Progress

During the 12-month period ended August 31, 2013, investors faced concerns about the impact of tax increases and enforced federal spending cuts, as well as another showdown over the debt ceiling and the possibility of an attack on Syria. However, economic growth was kept afloat by steady job growth and a solid rebound in the housing market. Pent-up demand, low mortgage rates and an improving labor market all contributed to higher home sales. Manufacturing activity picked up late in the period, and business surveys and recent demand measures suggest that businesses may be ready to increase the pace of spending later this year. Against this backdrop, investors bid prices higher on stocks as central banks continued to pour liquidity into key markets. A modest pull back occurred in July and August as the civil war in Syria intensified and the Federal Reserve (the Fed) began to talk about removing some of its support.

Stock Selection Aided Results

The Fund outpaced the Russell 1000 Value Index within the financials sector on the strength of its overweight positions in certain names, including Morgan Stanley, State Street and BlackRock, which benefited from higher asset prices and an upswing in global trading volumes. Even the prospect of higher interest rates, which normally hurts financial stocks, was seen as potentially favorable as higher rates lead to increased net interest margins. An overweight in Citigroup also benefited the Fund's results, as investors responded well to the efforts of the company's new management team.

Health care was another profitable area for the Fund. A position in Celgene, which is not included in the Russell 1000 Value Index, aided relative results as the stock nearly doubled during the period, the result of a strong new-product pipeline and a consequently improved outlook for long-term earnings power. An overweight in leading health insurer CIGNA was a plus, as the company completed several restructurings including its pharmacy benefit manager and discontinued operations, combined with investors becoming more comfortable with growth prospects under the Affordable Care Act. Elsewhere in the portfolio, significant winners included Halliburton, which initiated a share-buyback program as the company's margins improved, a position in Delphi Automotive, a General Motors spinoff that has enjoyed higher sales volumes as the domestic economy has recovered and Hewlett-Packard, which was purchased at an advantageous price in 2012 amid the fallout from its ill-fated acquisition of Autonomy. Hewlett-Packard was overweight relative to the Russell 1000 Value Index, which further bolstered relative results.

Disappointments among Multinationals

Although the Fund enjoyed positive returns from each of the major sectors in which it invests, it lost a slight amount of ground versus the Russell 1000 Value Index in a handful of sectors, notably information technology and consumer

Portfolio Management

Guy Pope, CFA

J. Nicholas Smith, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2013)
Apple, Inc.	3.7
Chevron Corp.	2.7
Philip Morris International, Inc.	2.7
JPMorgan Chase & Co.	2.7
Google, Inc., Class A	2.6
Citigroup, Inc.	2.6
Johnson & Johnson	2.3
Berkshire Hathaway, Inc., Class B	2.3
PepsiCo, Inc.	2.1
Bank of America Corp.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Value and Restructuring Fund

Manager Discussion of Fund Performance (continued)

staples. In terms of individual stocks, several prominent multinational companies produced disappointing results. A substantial position in Apple, a successful long-term holding for the Fund, was a drag on relative performance as it declined sharply over the past 12 months amid increased competition. IBM International also was down, in response to a slowdown in global information technology spending. The Fund also lost ground relative to the Russell 1000 Value Index with an overweight in Philip Morris International, and a position in Lorillard. Philip Morris experienced lower cigarette sales volumes worldwide, higher local taxes in certain countries, and fought the headwind of a stronger U.S. dollar. Lorillard faced the dual concerns of a domestic business in secular decline and the possibility of government regulation in the menthol market. We sold the stock in Lorillard before the close of the reporting period.

Looking Ahead

We are cautiously optimistic about the trajectory of the economy, and mindful that the Fed has signaled its intention to conclude the zero interest rate policy that has been in place since the financial crisis erupted several years ago. While we noted in this report that some of the Fund's individual holdings in the financials sector may adapt well to a higher interest rate environment, the broader equity markets have not historically prospered within such a setting. We believe the Fed is well aware of this sensitivity and will likely move in a very deliberate manner.

Portfolio Breakdown (%) (at August 31, 2013)
Common Stocks	99.3
Consumer Discretionary	13.6
Consumer Staples	10.4
Energy	10.1
Financials	17.6
Health Care	13.3
Industrials	10.2
Information Technology	19.6
Materials	1.6
Telecommunication Services	2.9
Money Market Funds	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations and changes in the values of specific fund holdings due to economic and business developments. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Value and Restructuring Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,107.70	1,019.10	6.29	6.02	1.19
Class C	1,000.00	1,000.00	1,103.50	1,015.34	10.23	9.80	1.94
Class I	1,000.00	1,000.00	1,109.70	1,021.31	3.97	3.80	0.75
Class R	1,000.00	1,000.00	1,106.00	1,017.90	7.55	7.23	1.43
Class R4	1,000.00	1,000.00	1,108.90	1,020.36	4.97	4.76	0.94
Class R5	1,000.00	1,000.00	1,109.70	1,021.01	4.28	4.10	0.81
Class W	1,000.00	1,000.00	1,107.60	1,019.45	5.92	5.67	1.12
Class Y	1,000.00	1,000.00	1,110.10	1,021.31	3.97	3.80	0.75
Class Z	1,000.00	1,000.00	1,108.80	1,020.36	4.97	4.76	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
6

Columbia Value and Restructuring Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
Consumer Discretionary 13.5%
Auto Components 0.6%
Delphi Automotive PLC	246,180	13,544,824
Automobiles 1.5%
General Motors Co.(a)	931,990	31,762,219
Hotels, Restaurants & Leisure 0.8%
Wynn Resorts Ltd.	114,685	16,175,173
Household Durables 0.5%
Lennar Corp., Class A	345,515	10,990,832
Media 5.8%
Comcast Corp., Class A	869,225	36,585,680
DIRECTV(a)	422,820	24,599,668
Discovery Communications, Inc., Class A(a)	259,200	20,090,592
Viacom, Inc., Class B	517,240	41,151,614
Total		122,427,554
Specialty Retail 3.8%
Dick's Sporting Goods, Inc.	304,220	14,118,850
Lowe's Companies, Inc.	712,910	32,665,536
Tiffany & Co.	221,820	17,104,540
Ulta Salon Cosmetics & Fragrance, Inc.(a)	165,315	16,405,861
Total		80,294,787
Textiles, Apparel & Luxury Goods 0.5%
Nike, Inc., Class B	184,445	11,586,835
Total Consumer Discretionary		286,782,224
Consumer Staples 10.3%
Beverages 3.3%
Diageo PLC, ADR	217,120	26,636,282
PepsiCo, Inc.	549,000	43,771,770
Total		70,408,052
Food & Staples Retailing 2.4%
CVS Caremark Corp.	564,840	32,788,962
Walgreen Co.	389,520	18,724,226
Total		51,513,188
Household Products 1.9%
Procter & Gamble Co. (The)	513,800	40,019,882
Tobacco 2.7%
Philip Morris International, Inc.	680,400	56,772,576
Total Consumer Staples		218,713,698

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 10.0%
Energy Equipment & Services 2.2%
Halliburton Co.	768,200	36,873,600
Tidewater, Inc.	180,855	9,758,936
Total		46,632,536
Oil, Gas & Consumable Fuels 7.8%
Anadarko Petroleum Corp.	239,675	21,911,089
Canadian Natural Resources Ltd.	610,010	18,678,506
Chevron Corp.	474,600	57,156,078
ConocoPhillips	353,900	23,463,570
Exxon Mobil Corp.	230,140	20,059,002
Newfield Exploration Co.(a)	244,190	5,816,606
Noble Energy, Inc.	305,400	18,760,722
Total		165,845,573
Total Energy		212,478,109
Financials 17.5%
Capital Markets 4.6%
BlackRock, Inc.	120,200	31,290,464
Invesco Ltd.	762,100	23,137,356
Morgan Stanley	632,425	16,291,268
State Street Corp.	401,700	26,801,424
Total		97,520,512
Commercial Banks 1.6%
Wells Fargo & Co.	819,090	33,648,217
Diversified Financial Services 7.3%
Bank of America Corp.	3,042,890	42,965,607
Citigroup, Inc.	1,123,150	54,281,840
JPMorgan Chase & Co.	1,123,310	56,760,854
Total		154,008,301
Insurance 4.0%
Aon PLC	555,100	36,847,538
Berkshire Hathaway, Inc., Class B(a)	429,095	47,723,946
Total		84,571,484
Total Financials		369,748,514
Health Care 13.3%
Biotechnology 1.2%
Ariad Pharmaceuticals, Inc.(a)	483,220	8,987,892
Celgene Corp.(a)	111,969	15,673,421
Total		24,661,313

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 4.0%
Abbott Laboratories	715,510	23,847,948
Baxter International, Inc.	465,820	32,402,439
Covidien PLC	472,600	28,072,440
Total		84,322,827
Health Care Providers & Services 4.3%
Cardinal Health, Inc.	705,000	35,447,400
CIGNA Corp.	379,100	29,831,379
Express Scripts Holding Co.(a)	406,360	25,958,277
Total		91,237,056
Pharmaceuticals 3.8%
Johnson & Johnson	567,905	49,072,671
Pfizer, Inc.	610,950	17,234,900
Salix Pharmaceuticals Ltd.(a)	211,080	14,129,695
Total		80,437,266
Total Health Care		280,658,462
Industrials 10.1%
Aerospace & Defense 3.2%
Honeywell International, Inc.	421,045	33,502,551
United Technologies Corp.	347,050	34,739,705
Total		68,242,256
Air Freight & Logistics 1.2%
FedEx Corp.	239,315	25,692,858
Commercial Services & Supplies 1.2%
Tyco International Ltd.	770,000	25,440,800
Electrical Equipment 1.3%
Eaton Corp. PLC	438,890	27,790,515
Industrial Conglomerates 1.1%
General Electric Co.	966,010	22,353,471
Professional Services 1.2%
Nielsen Holdings NV	720,125	24,844,312
Road & Rail 0.9%
Union Pacific Corp.	127,370	19,556,390
Total Industrials		213,920,602
Information Technology 19.5%
Communications Equipment 1.6%
QUALCOMM, Inc.	495,860	32,865,601

Common Stocks (continued)

Issuer	Shares	Value ($)
Computers & Peripherals 5.5%
Apple, Inc.	156,830	76,384,052
EMC Corp.	1,141,135	29,418,460
Hewlett-Packard Co.	464,242	10,371,166
Total		116,173,678
Internet Software & Services 5.0%
Baidu, Inc., ADR(a)	73,650	9,981,785
eBay, Inc.(a)	579,800	28,984,202
Facebook, Inc., Class A(a)	309,015	12,756,139
Google, Inc., Class A(a)	64,740	54,828,306
Total		106,550,432
IT Services 1.8%
International Business Machines Corp.	35,470	6,465,117
Mastercard, Inc., Class A	51,250	31,061,600
Total		37,526,717
Semiconductors & Semiconductor Equipment 0.6%
Skyworks Solutions, Inc.(a)	519,675	13,178,958
Software 5.0%
Activision Blizzard, Inc.	1,069,920	17,461,094
Citrix Systems, Inc.(a)	179,430	12,698,261
Electronic Arts, Inc.(a)	1,297,490	34,565,134
Intuit, Inc.	466,580	29,641,827
Microsoft Corp.	352,210	11,763,814
Total		106,130,130
Total Information Technology		412,425,516
Materials 1.5%
Chemicals 1.5%
Celanese Corp., Class A	114,175	5,621,977
Dow Chemical Co. (The)	727,150	27,195,410
Total		32,817,387
Total Materials		32,817,387
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	1,215,105	41,107,002
Wireless Telecommunication Services 0.9%
Vodafone Group PLC, ADR	615,010	19,895,573
Total Telecommunication Services		61,002,575
Total Common Stocks (Cost: $1,647,921,721)		2,088,547,087

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2013

Money Market Funds 0.7%

Issuer	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(b)(c)	13,924,661	13,924,661
Total Money Market Funds (Cost: $13,924,661)		13,924,661
Total Investments (Cost: $1,661,846,382)		2,102,471,748
Other Assets & Liabilities, Net		14,879,197
Net Assets		2,117,350,945

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	28,067,156	808,122,684	(822,265,179)	13,924,661	22,654	13,924,661

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Value and Restructuring Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	286,782,224	—	—	286,782,224
Consumer Staples	218,713,698	—	—	218,713,698
Energy	212,478,109	—	—	212,478,109
Financials	369,748,514	—	—	369,748,514
Health Care	280,658,462	—	—	280,658,462
Industrials	213,920,602	—	—	213,920,602
Information Technology	412,425,516	—	—	412,425,516
Materials	32,817,387	—	—	32,817,387
Telecommunication Services	61,002,575	—	—	61,002,575
Total Equity Securities	2,088,547,087	—	—	2,088,547,087
Mutual Funds
Money Market Funds	13,924,661	—	—	13,924,661
Total Mutual Funds	13,924,661	—	—	13,924,661
Total	2,102,471,748	—	—	2,102,471,748

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Value and Restructuring Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,647,921,721)	$2,088,547,087
Affiliated issuers (identified cost $13,924,661)	13,924,661
Total investments (identified cost $1,661,846,382)	2,102,471,748
Receivable for:
Investments sold	19,614,343
Capital shares sold	259,633
Dividends	3,693,777
Reclaims	158,598
Prepaid expenses	25,436
Trustees' deferred compensation plan	220,639
Other assets	1,502
Total assets	2,126,445,676
Liabilities
Payable for:
Investments purchased	6,841,887
Capital shares purchased	1,470,607
Investment management fees	40,290
Distribution and/or service fees	1,748
Transfer agent fees	409,340
Administration fees	3,504
Compensation of board members	396
Chief compliance officer expenses	316
Other expenses	106,004
Trustees' deferred compensation plan	220,639
Total liabilities	9,094,731
Net assets applicable to outstanding capital stock	$2,117,350,945
Represented by
Paid-in capital	$1,353,773,994
Undistributed net investment income	1,506,443
Accumulated net realized gain	321,462,530
Unrealized appreciation (depreciation) on:
Investments	440,625,366
Foreign currency translations	(17,388)
Total — representing net assets applicable to outstanding capital stock	$2,117,350,945

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Value and Restructuring Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$102,893,184
Shares outstanding	1,966,353
Net asset value per share	$52.33
Maximum offering price per share(a)	$55.52
Class C
Net assets	$28,633,996
Shares outstanding	550,471
Net asset value per share	$52.02
Class I
Net assets	$3,003
Shares outstanding	58
Net asset value per share(b)	$52.22
Class R
Net assets	$18,096,456
Shares outstanding	346,259
Net asset value per share	$52.26
Class R4
Net assets	$3,299,063
Shares outstanding	62,248
Net asset value per share	$53.00
Class R5
Net assets	$9,095,362
Shares outstanding	171,598
Net asset value per share	$53.00
Class W
Net assets	$3,007
Shares outstanding	58
Net asset value per share(b)	$52.30
Class Y
Net assets	$795,049
Shares outstanding	15,018
Net asset value per share	$52.94
Class Z
Net assets	$1,954,531,825
Shares outstanding	37,363,670
Net asset value per share	$52.31

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Value and Restructuring Fund

Statement of Operations

Year ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$44,425,490
Dividends — affiliated issuers	22,654
Interest	40,450
Income from securities lending — net	38,113
Foreign taxes withheld	(59,959)
Total income	44,466,748
Expenses:
Investment management fees	16,455,919
Distribution and/or service fees
Class A	282,810
Class C	310,256
Class R	123,794
Class W	7
Transfer agent fees
Class A	213,921
Class C	58,633
Class R	46,946
Class R4(a)	2,038
Class R5(a)	1,357
Class W	4
Class Z	4,183,328
Administration fees	1,430,949
Compensation of board members	75,555
Custodian fees	22,981
Printing and postage fees	132,378
Registration fees	106,656
Professional fees	63,276
Line of credit interest expense	1,142
Chief compliance officer expenses	1,662
Other	104,948
Total expenses	23,618,560
Expense reductions	(25,552)
Total net expenses	23,593,008
Net investment income	20,873,740
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	454,761,593
Foreign currency translations	(611)
Net realized gain	454,760,982
Net change in unrealized appreciation (depreciation) on:
Investments	29,824,802
Foreign currency translations	7,662
Net change in unrealized appreciation (depreciation)	29,832,464
Net realized and unrealized gain	484,593,446
Net increase in net assets resulting from operations	$505,467,186

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Value and Restructuring Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$20,873,740	$17,675,819	$68,549,440
Net realized gain	454,760,982	721,830,776	817,261,192
Net change in unrealized appreciation (depreciation)	29,832,464	(828,760,147)	(1,410,227,538)
Net increase (decrease) in net assets resulting from operations	505,467,186	(89,253,552)	(524,416,906)
Distributions to shareholders
Net investment income
Class A	(927,799)	(491,104)	(2,022,036)
Class C	(56,034)	(57,756)	(178,216)
Class I	(35)	(12)	(39)
Class R	(151,790)	(98,412)	(351,895)
Class R4	(13,344)	—	—
Class R5	(22,565)	—	—
Class W	(24)	(10)	(29)
Class Y	(1,893)	—	—
Class Z	(23,705,389)	(11,516,046)	(64,346,698)
Net realized gains
Class A	(14,028,118)	—	—
Class C	(3,752,998)	—	—
Class I	(345)	—	—
Class R	(3,218,304)	—	—
Class R4	(309)	—	—
Class R5	(309)	—	—
Class W	(345)	—	—
Class Y	(310)	—	—
Class Z	(272,216,030)	—	—
Total distributions to shareholders	(318,095,941)	(12,163,340)	(66,898,913)
Increase (decrease) in net assets from capital stock activity	(873,345,572)	(1,229,819,245)	(2,288,996,250)
Total decrease in net assets	(685,974,327)	(1,331,236,137)	(2,880,312,069)
Net assets at beginning of year	2,803,325,272	4,134,561,409	7,014,873,478
Net assets at end of year	$2,117,350,945	$2,803,325,272	$4,134,561,409
Undistributed net investment income	$1,506,443	$5,806,656	$1,639,387

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Value and Restructuring Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012(b)		Year ended March 31, 2012
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	234,722	11,579,064	77,220	3,628,854	429,799	20,748,380
Distributions reinvested	318,824	14,021,246	10,153	463,975	37,595	1,698,011
Redemptions	(1,349,900)	(65,754,655)	(678,621)	(31,999,955)	(2,169,299)	(103,288,238)
Net decrease	(796,354)	(40,154,345)	(591,248)	(27,907,126)	(1,701,905)	(80,841,847)
Class C shares
Subscriptions	33,542	1,581,039	9,787	461,915	87,938	4,296,824
Distributions reinvested	74,752	3,264,131	1,069	48,734	2,972	133,769
Redemptions	(287,203)	(13,979,207)	(129,941)	(6,114,048)	(586,390)	(27,697,861)
Net decrease	(178,909)	(9,134,037)	(119,085)	(5,603,399)	(495,480)	(23,267,268)
Class I shares
Subscriptions	—	—	—	—	58,248	3,123,981
Redemptions	—	—	—	—	(560,760)	(28,966,012)
Net increase (decrease)	—	—	—	—	(502,512)	(25,842,031)
Class R shares
Subscriptions	77,979	3,833,132	47,006	2,222,975	145,708	6,982,623
Distributions reinvested	76,797	3,370,094	2,155	98,412	7,762	351,895
Redemptions	(469,811)	(23,116,940)	(170,884)	(7,994,806)	(603,378)	(30,008,857)
Net decrease	(315,035)	(15,913,714)	(121,723)	(5,673,419)	(449,908)	(22,674,339)
Class R4 shares
Subscriptions	191,818	10,039,112	—	—	—	—
Distributions reinvested	262	13,325	—	—	—	—
Redemptions	(129,832)	(6,948,009)	—	—	—	—
Net increase	62,248	3,104,428	—	—	—	—
Class R5 shares
Subscriptions	186,694	9,571,054	—	—	—	—
Distributions reinvested	446	22,544	—	—	—	—
Redemptions	(15,542)	(827,446)	—	—	—	—
Net increase	171,598	8,766,152	—	—	—	—
Class Y shares
Subscriptions	16,454	867,642	—	—	—	—
Distributions reinvested	37	1,871	—	—	—	—
Redemptions	(1,473)	(77,206)	—	—	—	—
Net increase	15,018	792,307	—	—	—	—
Class Z shares
Subscriptions	2,276,997	110,297,129	954,372	45,117,296	10,657,053	515,042,888
Distributions reinvested	5,631,101	247,812,847	202,426	9,244,800	922,759	41,664,646
Redemptions	(24,105,526)	(1,178,916,339)	(26,047,705)	(1,244,997,397)	(57,331,033)	(2,693,078,299)
Net decrease	(16,197,428)	(820,806,363)	(24,890,907)	(1,190,635,301)	(45,751,221)	(2,136,370,765)
Total net decrease	(17,238,862)	(873,345,572)	(25,722,963)	(1,229,819,245)	(48,901,026)	(2,288,996,250)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Value and Restructuring Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended August 31,				Year ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$48.59		$49.58		$53.03		$44.68		$26.51		$52.25
Income from investment operations:
Net investment income	0.32		0.23		0.49		0.53	(b)	0.39	(b)	0.51
Net realized and unrealized gain (loss)	9.81		(1.06)		(3.45)		8.37		18.16		(25.72)
Total from investment operations	10.13		(0.83)		(2.96)		8.90		18.55		(25.21)
Less distributions to shareholders:
Net investment income	(0.39)		(0.16)		(0.49)		(0.55)		(0.38)		(0.51)
Net realized gains	(6.00)		—		—		—		—		(0.02)
Total distributions to shareholders	(6.39)		(0.16)		(0.49)		(0.55)		(0.38)		(0.53)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	0.00	(c)
Net asset value, end of period	$52.33		$48.59		$49.58		$53.03		$44.68		$26.51
Total return	23.42%		(1.65%)		(5.49%)		20.17%		70.25%		(48.51%)
Ratios to average net assets(d)(e)
Total gross expenses	1.21	%(f)	1.26	%(g)	1.26	%(f)	1.20	%(f)	1.14	%(f)	1.18	%(f)
Total net expenses(h)	1.21	%(f)(i)	1.19	%(g)(i)	1.19	%(f)(i)	1.20	%(f)(i)	1.14	%(f)(i)	1.14	%(f)(i)
Net investment income	0.66%		1.15	%(g)	1.03%		1.16%		1.01%		1.35%
Supplemental data
Net assets, end of period (in thousands)	$102,893		$134,228		$166,301		$268,124		$291,655		$163,338
Portfolio turnover	55%		64%		9%		12%		6%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year ended August 31,				Year ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$48.38		$49.44		$52.89		$44.60		$26.51		$52.23
Income from investment operations:
Net investment income (loss)	(0.04)		0.08		0.13		0.18	(b)	0.10	(b)	0.23
Net realized and unrealized gain (loss)	9.76		(1.07)		(3.41)		8.36		18.16		(25.73)
Total from investment operations	9.72		(0.99)		(3.28)		8.54		18.26		(25.50)
Less distributions to shareholders:
Net investment income	(0.08)		(0.07)		(0.17)		(0.25)		(0.17)		(0.20)
Net realized gains	(6.00)		—		—		—		—		(0.02)
Total distributions to shareholders	(6.08)		(0.07)		(0.17)		(0.25)		(0.17)		(0.22)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	0.00	(c)
Net asset value, end of period	$52.02		$48.38		$49.44		$52.89		$44.60		$26.51
Total return	22.52%		(1.98%)		(6.18%)		19.27%		69.00%		(48.89%)
Ratios to average net assets(d)(e)
Total gross expenses	1.96	%(f)	2.01	%(g)	1.99	%(f)	1.95	%(f)	1.89	%(f)	1.93	%(f)
Total net expenses(h)	1.96	%(f)(i)	1.94	%(g)(i)	1.95	%(f)(i)	1.95	%(f)(i)	1.89	%(f)(i)	1.89	%(f)(i)
Net investment income (loss)	(0.09%)		0.41	%(g)	0.28%		0.40%		0.26%		0.63%
Supplemental data
Net assets, end of period (in thousands)	$28,634		$35,288		$41,945		$71,083		$74,880		$40,380
Portfolio turnover	55%		64%		9%		12%		6%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year ended August 31,				Year ended March 31,
Class I	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$48.50		$49.48		$53.03		$43.47
Income from investment operations:
Net investment income	0.55		0.31		0.09		0.27
Net realized and unrealized gain (loss)	9.77		(1.08)		(2.95)		9.57
Total from investment operations	10.32		(0.77)		(2.86)		9.84
Less distributions to shareholders:
Net investment income	(0.60)		(0.21)		(0.69)		(0.28)
Net realized gains	(6.00)		—		—		—
Total distributions to shareholders	(6.60)		(0.21)		(0.69)		(0.28)
Net asset value, end of period	$52.22		$48.50		$49.48		$53.03
Total return	23.98%		(1.52%)		(5.26%)		22.67%
Ratios to average net assets(c)(d)
Total gross expenses	0.76	%(e)	0.81	%(f)	0.78	%(e)	0.79	%(e)(f)
Total net expenses(g)	0.76	%(e)	0.81	%(f)	0.78	%(e)(h)	0.79	%(e)(f)(h)
Net investment income	1.11%		1.55	%(f)	0.17%		1.05	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3		$26,652
Portfolio turnover	55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year ended August 31,				Year ended March 31,
Class R	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$48.53		$49.55		$52.98		$44.64		$26.50		$52.23
Income from investment operations:
Net investment income	0.20		0.18		0.37		0.41	(b)	0.30	(b)	0.41
Net realized and unrealized gain (loss)	9.80		(1.07)		(3.43)		8.37		18.14		(25.72)
Total from investment operations	10.00		(0.89)		(3.06)		8.78		18.44		(25.31)
Less distributions to shareholders:
Net investment income	(0.27)		(0.13)		(0.37)		(0.44)		(0.30)		(0.40)
Net realized gains	(6.00)		—		—		—		—		(0.02)
Total distributions to shareholders	(6.27)		(0.13)		(0.37)		(0.44)		(0.30)		(0.42)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	0.00	(c)
Net asset value, end of period	$52.26		$48.53		$49.55		$52.98		$44.64		$26.50
Total return	23.12%		(1.77%)		(5.70%)		19.86%		69.84%		(48.65%)
Ratios to average net assets(d)(e)
Total gross expenses	1.46	%(f)	1.51	%(g)	1.50	%(f)	1.45	%(f)	1.39	%(f)	1.43	%(f)
Total net expenses(h)	1.46	%(f)(i)	1.44	%(g)(i)	1.44	%(f)(i)	1.45	%(f)(i)	1.39	%(f)(i)	1.39	%(f)(i)
Net investment income	0.40%		0.91	%(g)	0.76%		0.91%		0.78%		1.05%
Supplemental data
Net assets, end of period (in thousands)	$18,096		$32,095		$38,799		$65,321		$58,120		$37,637
Portfolio turnover	55%		64%		9%		12%		6%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.18 and $0.04 per share, respectively.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Value and Restructuring Fund

Financial Highlights (continued)

Class R4	Year ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$48.51
Income from investment operations:
Net investment income	0.43
Net realized and unrealized gain	10.42
Total from investment operations	10.85
Less distributions to shareholders:
Net investment income	(0.36)
Net realized gains	(6.00)
Total distributions to shareholders	(6.36)
Net asset value, end of period	$53.00
Total return	24.95%
Ratios to average net assets(b)
Total gross expenses	0.94	%(c)(d)
Total net expenses(e)	0.94	%(c)(d)(f)
Net investment income	1.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,299
Portfolio turnover	55%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Value and Restructuring Fund

Financial Highlights (continued)

Class R5	Year ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$48.51
Income from investment operations:
Net investment income	0.46
Net realized and unrealized gain	10.43
Total from investment operations	10.89
Less distributions to shareholders:
Net investment income	(0.40)
Net realized gains	(6.00)
Total distributions to shareholders	(6.40)
Net asset value, end of period	$53.00
Total return	25.05%
Ratios to average net assets(b)
Total gross expenses	0.81	%(c)(d)
Total net expenses(e)	0.81	%(c)(d)
Net investment income	1.11	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9,095
Portfolio turnover	55%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year ended August 31,				Year ended March 31,
Class W	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$48.56		$49.56		$53.04		$43.49
Income from investment operations:
Net investment income	0.36		0.23		0.50		0.20
Net realized and unrealized gain (loss)	9.79		(1.07)		(3.47)		9.53
Total from investment operations	10.15		(0.84)		(2.97)		9.73
Less distributions to shareholders:
Net investment income	(0.41)		(0.16)		(0.51)		(0.18)
Net realized gains	(6.00)		—		—		—
Total distributions to shareholders	(6.41)		(0.16)		(0.51)		(0.18)
Net asset value, end of period	$52.30		$48.56		$49.56		$53.04
Total return	23.49%		(1.66%)		(5.50%)		22.41%
Ratios to average net assets(c)(d)
Total gross expenses	1.14	%(e)	1.24	%(f)	1.22	%(e)	1.19	%(e)(f)
Total net expenses(g)	1.14	%(e)(h)	1.18	%(f)(h)	1.17	%(e)(h)	1.19	%(e)(f)(h)
Net investment income	0.73%		1.18	%(f)	1.04%		0.81	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3		$3
Portfolio turnover	55%		64%		9%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Value and Restructuring Fund

Financial Highlights (continued)

Class Y	Year ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$48.45
Income from investment operations:
Net investment income	0.48
Net realized and unrealized gain	10.43
Total from investment operations	10.91
Less distributions to shareholders:
Net investment income	(0.42)
Net realized gains	(6.00)
Total distributions to shareholders	(6.42)
Net asset value, end of period	$52.94
Total return	25.12%
Ratios to average net assets(b)
Total gross expenses	0.75	%(c)(d)
Total net expenses(e)	0.75	%(c)(d)
Net investment income	1.12	%(c)
Supplemental data
Net assets, end of period (in thousands)	$795
Portfolio turnover	55%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Value and Restructuring Fund

Financial Highlights (continued)

	Year ended August 31,				Year ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$48.57		$49.55		$53.01		$44.66		$26.49		$52.22
Income from investment operations:
Net investment income	0.45		0.27		0.61		0.64	(b)	0.49	(b)	0.61
Net realized and unrealized gain (loss)	9.80		(1.06)		(3.46)		8.37		18.15		(25.71)
Total from investment operations	10.25		(0.79)		(2.85)		9.01		18.64		(25.10)
Less distributions to shareholders:
Net investment income	(0.51)		(0.19)		(0.61)		(0.66)		(0.47)		(0.61)
Net realized gains	(6.00)		—		—		—		—		(0.02)
Total distributions to shareholders	(6.51)		(0.19)		(0.61)		(0.66)		(0.47)		(0.63)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	0.00	(c)
Net asset value, end of period	$52.31		$48.57		$49.55		$53.01		$44.66		$26.49
Total return	23.74%		(1.57%)		(5.26%)		20.46%		70.71%		(48.39%)
Ratios to average net assets(d)(e)
Total gross expenses	0.96	%(f)	1.01	%(g)	0.99	%(f)	0.95	%(f)	0.89	%(f)	0.93	%(f)
Total net expenses(h)	0.96	%(f)(i)	0.94	%(g)(i)	0.94	%(f)(i)	0.95	%(f)(i)	0.89	%(f)(i)	0.89	%(f)(i)
Net investment income	0.90%		1.36	%(g)	1.28%		1.40%		1.28%		1.47%
Supplemental data
Net assets, end of period (in thousands)	$1,954,532		$2,601,708		$3,887,512		$6,583,690		$6,765,345		$4,352,176
Portfolio turnover	55%		64%		9%		12%		6%		12%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $$0.18 and $0.04 per share, respectively.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Value and Restructuring Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Value and Restructuring Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in

Annual Report 2013
25

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2013

the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2013
26

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2013

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

Annual Report 2013
27

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2013

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class C	0.19
Class R	0.19
Class R4	0.18	*
Class R5	0.05	*
Class W	0.14
Class Z	0.19

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $25,552.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $32,705 for Class A and $1,757 for Class C shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through December 31, 2013
Class A	1.26%
Class C	2.01
Class I	0.85
Class R	1.51
Class R4	1.01
Class R5	0.90
Class W	1.26
Class Y	0.85
Class Z	1.01

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax

Annual Report 2013
28

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2013

regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, outstanding loss deferrals on identified straddles, partnership adjustments and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(295,080)
Accumulated net realized gain	1,482,844
Paid-in capital	(1,187,764)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2013	Period End August 31, 2012	Year Ended March 31, 2012
Ordinary income	$47,692,261	$12,163,340	$66,898,913
Long-term capital gains	270,403,680	—	—
Total	$318,095,941	$12,163,340	$66,898,913

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$128,870,607
Undistributed accumulated long-term gain	203,284,933
Unrealized appreciation	431,659,437

At August 31, 2013, the cost of investments for federal income tax purposes was $1,670,812,311 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$451,610,317
Unrealized depreciation	(19,950,880)
Net unrealized appreciation	431,659,437

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,295,894,480 and $2,466,596,438, respectively, for the year ended August 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2013, three unaffiliated shareholder accounts owned an aggregate of 62.0% of the outstanding shares of the

Annual Report 2013
29

Columbia Value and Restructuring Fund

Notes to Financial Statements (continued)

August 31, 2013

Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended August 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $16,900,000 at a weighted average interest rate of 1.22%. Interest expense incurred by the Fund is recorded as interest expense in the Statement of Operations.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
30

Columbia Value and Restructuring Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Value and Restructuring Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Value and Restructuring Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

Annual Report 2013
31

Columbia Value and Restructuring Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	32.20%
Dividends Received Deduction	29.93%
Capital Gain Dividend	$316,706,597

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
32

Columbia Value and Restructuring Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
33

Columbia Value and Restructuring Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

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Columbia Value and Restructuring Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
35

Columbia Value and Restructuring Fund

Board Consideration and Approval of
Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Value and Restructuring Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
36

Columbia Value and Restructuring Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the 65th, 89th and 83rd percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a

Annual Report 2013
37

Columbia Value and Restructuring Fund

Board Consideration and Approval of
Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the 3rd and 2nd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
38

Columbia Value and Restructuring Fund

Board Consideration and Approval of
Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
39

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Annual Report 2013
40

Columbia Value and Restructuring Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Value and Restructuring Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN238_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Global Energy and Natural Resources Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Global Energy and Natural Resources Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Board Consideration and Approval of Advisory Agreement	43
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Global Energy and Natural Resources Fund

Performance Overview

Performance Summary

>  Columbia Global Energy and Natural Resources Fund (the Fund) Class A shares returned 5.54% excluding sales charges for the 12-month period ended August 31, 2013.

>  The Fund lagged the Blended Benchmark and the S&P North American Natural Resources Sector Index, which returned 6.34% and 9.13%, respectively, during the 12-month period.

>  Positioning in the metals and mining group hurt performance relative to the Blended Benchmark as did the Fund's currency hedging strategy. The Fund's global exposure detracted from results versus the S&P North American Natural Resources Sector Index, as U.S. stocks outperformed most international securities during the 12-month period.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		5.54	-3.05	11.29
Including sales charges		-0.51	-4.19	10.63
Class B*	03/07/11
Excluding sales charges		4.70	-3.87	10.29
Including sales charges		-0.30	-4.26	10.29
Class C*	09/28/07
Excluding sales charges		4.75	-3.76	10.48
Including sales charges		3.75	-3.76	10.48
Class I*	09/27/10	6.06	-2.66	11.63
Class K* (formerly Class R4)	03/07/11	5.71	-2.96	11.32
Class R*	09/27/10	5.27	-3.32	10.93
Class R4*	11/08/12	5.79	-2.80	11.55
Class R5*	11/08/12	5.92	-2.78	11.56
Class Z	12/31/92	5.80	-2.80	11.55
Blended Benchmark		6.34	-0.22	10.41
S&P North American Natural Resources Sector Index		9.13	0.77	12.10

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the MSCI World Energy Sector Index (Net) and a 40% weighting in the MSCI World Materials Sector Index (Net). The MSCI World Energy Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the energy segment in global developed market equity performance. The MSCI World Materials Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the materials segment in global developed-market equity performance.

The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Global Energy and Natural Resources Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Global Energy and Natural Resources Fund

Manager Discussion of Fund Performance

On August 5, 2013, Columbia Energy and Natural Resources Fund was renamed Columbia Global Energy and Natural Resources Fund to reflect its global investment mandate.

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 5.54% excluding sales charges. The Fund underperformed its Blended Benchmark, a 60/40 mix of the MSCI World Energy Index (net) and the MSCI World Materials Index (Net), which returned 6.34% during the same 12-month period. The Fund also lagged the S&P North American Natural Resources Sector Index, which returned 9.13% for the same time period. We believe the Blended Benchmark is a better comparative measure for the Fund, as it more closely reflects the Fund's global investment mandate. During this 12-month period, the Fund's positioning in the metals and mining group generally accounted for the modest shortfall relative to the Blended Benchmark. The Fund's global exposure hampered performance compared to the S&P Natural Resources and Energy Sector Index, as U.S. stocks outperformed most international markets during the 12-month period. Currency hedging detracted from results versus both benchmarks.

Energy and Materials Stocks Lagged

The MSCI World Energy Index (Net) climbed 7.58% over the one-year period, compared to the 17.63% gain of the MSCI World Index, which measures the broad global equity market. A supply glut in U.S. mid continent kept a lid on U.S. oil prices until late June, when new pipeline capacity opened up. Overseas oil prices were volatile but remained higher than in the United States, especially given late-period geopolitical tensions in the Middle East. Natural gas prices climbed modestly during last year's cold winter, but stayed relatively low as U.S. supply exceeded demand. The MSCI World Materials Index (Net) advanced 4.21% over the one-year period. Chemicals stocks rallied, fueled by a cost advantage from low domestic natural gas input prices. However, metals and mining stocks declined, pressured by slowing economic growth in China and emerging markets, a stronger U.S. dollar and low inflation.

Gain from Positioning in Energy

An overweight and favorable security selection in energy aided performance versus the Blended Benchmark. Stock picks among exploration and production companies helped the most. Standouts included Anadarko Petroleum, which benefited from the company's recent successful exploration activity and monetization of previously discovered resources. Shares of EOG Resources also rose sharply, buoyed by the company's early adoption of new production techniques. Above-average exposure and positive security selection in the refining segment further aided results. Winners included U.S.-based Phillips 66 and Marathon Petroleum, both of which profited from low U.S. oil prices and higher global product prices.

Disappointments from Materials and Currency Hedges

The Fund lost ground in metals and mining, mostly in the diversified metals and mining and gold segments. Individual detractors included British-Australian multinational mining giant Rio Tinto, whose stock fell due to a first-half profit shortfall and concern over the potential for slowing demand. In the gold group, positions in Canada-based gold miners Barrick Gold and Agnico Eagle Mines

Portfolio Management

Colin Moore, AIIMR

Josh Kapp, CFA

Jonathan Mogil, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2013)
Exxon Mobil Corp. (United States)	6.5
Chevron Corp. (United States)	6.5
Dow Chemical Co. (The) (United States)	5.2
Rio Tinto PLC (United Kingdom)	3.0
BP PLC (United Kingdom)	3.0
Anadarko Petroleum Corp. (United States)	3.0
LyondellBasell Industries NV, Class A (United States)	2.7
Monsanto Co. (United States)	2.5
Schlumberger Ltd. (United States)	2.5
Celanese Corp., Class A (United States)	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Global Energy and Natural Resources Fund

Manager Discussion of Fund Performance (continued)

detracted from results, as gold prices slid and production fell short of expectations. Results in the chemicals group also hindered performance. An investment in fertilizer and agricultural chemicals company Mosaic detracted, as the stock plunged when a leading industry competitor in Russia decided it would set its own potash prices to gain market share. Top contributors came from a mix of materials segments. Shares of industrial gas company Air Products & Chemicals rallied, as the company's attractive valuation, expansion in emerging markets, cost cutting and stock buybacks drew investor interest. Diversified U.S-based chemicals giant Dow Chemical posted a strong gain, fueled by low domestic natural gas prices that gave it a cost advantage over European competitors. Elsewhere, the Fund's use of long and short forward foreign currency contracts to neutralize the long-term impact of currency movements on returns hampered near-term performance, as the U.S. dollar strengthened against major currencies.

Looking Ahead

The Fund ended the year with an overweight in energy and an underweight in materials, but close to the 60/40 mix in the Blended Benchmark. Within energy, we've favored oil-related companies over gas because we currently expect global oil supply/demand to remain tight and gas prices to stay relatively low. Energy positioning was less defensive at period end, with an underweight in integrated oil and overweights in the exploration and production and refining and marketing groups. On the materials side, the Fund had an overweight in commodity chemicals at the close of the reporting period, particularly in U.S. companies, which we believe will likely continue to benefit from low input costs domestically. We've kept a neutral weight in metals and mining due to concern about sluggish global growth and surplus production.

Country Breakdown (%) (at August 31, 2013)
Australia	2.5
Bermuda	0.5
Canada	10.1
France	2.9
Germany	1.0
Italy	2.1
Japan	0.0	(a)
Netherlands	2.6
Norway	0.4
United Kingdom	11.6
United States(b)	66.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at August 31, 2013)
Chemicals	19.4
Construction & Engineering	1.1
Energy Equipment & Services	9.4
Metals & Mining	16.0
Oil, Gas & Consumable Fuels	52.3
Paper & Forest Products	1.6
Money Market Funds	0.3
Total	100.1

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Investment Risks

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks. Securities of issuers in the energy and natural resources industry may underperform other market sectors or the market as a whole and may have greater volatility than other types of investments. Investments in precious metals are considered speculative and are affected by worldwide economic, financial and political factors. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. The Fund should be considered part of an overall investment program, and not a complete investment program. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Global Energy and Natural Resources Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.60	1,018.50	6.60	6.63	1.31
Class B	1,000.00	1,000.00	1,005.40	1,014.74	10.36	10.40	2.06
Class C	1,000.00	1,000.00	1,005.90	1,014.74	10.36	10.40	2.06
Class I	1,000.00	1,000.00	1,011.90	1,020.96	4.14	4.15	0.82
Class K	1,000.00	1,000.00	1,010.50	1,019.45	5.64	5.67	1.12
Class R	1,000.00	1,000.00	1,008.10	1,017.25	7.85	7.89	1.56
Class R4	1,000.00	1,000.00	1,010.80	1,019.75	5.34	5.37	1.06
Class R5	1,000.00	1,000.00	1,011.70	1,020.71	4.39	4.41	0.87
Class Z	1,000.00	1,000.00	1,011.00	1,019.75	5.34	5.37	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
6

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%

Issuer	Shares	Value ($)
Australia 2.5%
BHP Billiton Ltd., ADR	106,494	6,738,940
Origin Energy Ltd.	98,780	1,158,057
Woodside Petroleum Ltd.	33,096	1,120,072
Total		9,017,069
Bermuda 0.5%
Kosmos Energy Ltd.(a)	183,361	1,864,781
Canada 10.1%
Agnico Eagle Mines Ltd.	78,350	2,354,418
Barrick Gold Corp.	124,276	2,379,885
Canadian Natural Resources Ltd.	142,510	4,363,656
Cenovus Energy, Inc.	132,990	3,810,537
Enbridge, Inc.	78,592	3,222,623
First Quantum Minerals Ltd.	169,766	2,818,957
Imperial Oil Ltd.	26,360	1,100,648
Silver Wheaton Corp.	101,351	2,670,599
Suncor Energy, Inc.	120,595	4,064,485
Suncor Energy, Inc.	96,533	3,269,573
Talisman Energy, Inc.	91,220	977,878
Tourmaline Oil Corp.(a)	50,360	1,945,934
TransCanada Corp.	26,610	1,159,845
Yamana Gold, Inc.	245,017	2,788,294
Total		36,927,332
France 2.9%
Lafarge SA	32,454	1,981,649
Technip SA	17,320	2,014,406
Total SA	117,898	6,531,190
Total		10,527,245
Germany 1.0%
BASF SE	41,320	3,611,397
Italy 2.1%
ENI SpA	327,610	7,481,994
Japan —%
Inpex Corp.	2	9,018

Common Stocks (continued)

Issuer	Shares	Value ($)
Netherlands 2.6%
Frank's International NV(a)	30,607	848,120
Royal Dutch Shell PLC, Class A	263,860	8,535,870
Total		9,383,990
Norway 0.4%
Subsea 7 SA	77,520	1,589,706
United Kingdom 11.6%
Anglo American PLC	155,520	3,563,324
BG Group PLC	269,328	5,121,225
BP PLC	1,589,052	10,987,918
Ensco PLC, Class A	48,782	2,710,328
Premier Oil PLC	235,093	1,310,837
Rio Tinto PLC	244,700	11,046,437
Rio Tinto PLC, ADR	140,440	6,335,248
Rockhopper Exploration PLC(a)	425,341	746,489
Tullow Oil PLC	27,962	436,794
Total		42,258,600
United States 66.1%
Air Products & Chemicals, Inc.	40,760	4,163,226
Albemarle Corp.	69,620	4,342,199
Anadarko Petroleum Corp.	117,483	10,740,296
Apache Corp.	55,010	4,713,257
Atwood Oceanics, Inc.(a)	39,080	2,175,974
Cabot Oil & Gas Corp.	69,152	2,705,918
Cameron International Corp.(a)	53,428	3,034,176
Celanese Corp., Class A	181,368	8,930,560
Chevron Corp.	195,933	23,596,211
Cobalt International Energy, Inc.(a)	95,049	2,319,196
Coeur Mining, Inc.(a)	67,910	980,620
ConocoPhillips	131,182	8,697,367
Continental Resources, Inc.(a)	23,380	2,157,039
Dow Chemical Co. (The)	502,569	18,796,081
Dril-Quip, Inc.(a)	20,034	2,043,668
Eastman Chemical Co.	60,140	4,570,640
EOG Resources, Inc.	47,775	7,503,064

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Exxon Mobil Corp.	272,468	23,748,311
FMC Technologies, Inc.(a)	50,753	2,721,883
Freeport-McMoRan Copper & Gold, Inc.	245,520	7,419,614
Halliburton Co.	130,906	6,283,488
HollyFrontier Corp.	74,868	3,330,129
International Paper Co.	121,400	5,731,294
Kinder Morgan, Inc.	48,413	1,836,305
LyondellBasell Industries NV, Class A	137,992	9,680,139
Marathon Oil Corp.	51,913	1,787,365
Marathon Petroleum Corp.	83,917	6,084,822
Martin Marietta Materials, Inc.	20,618	1,980,359
Monsanto Co.	93,033	9,107,000
Mosaic Co. (The)	93,338	3,887,528
Newmont Mining Corp.	94,196	2,992,607
Noble Energy, Inc.	91,004	5,590,376
Nucor Corp.	135,240	6,152,068
Occidental Petroleum Corp.	38,848	3,426,782
PBF Energy, Inc.	56,605	1,243,612
Phillips 66	49,536	2,828,506
Pioneer Natural Resources Co.	9,303	1,627,746

Common Stocks (continued)

Issuer	Shares	Value ($)
Praxair, Inc.	31,519	3,700,331
Range Resources Corp.	13,380	1,003,232
Schlumberger Ltd.	110,565	8,949,131
SemGroup Corp., Class A	24,692	1,307,194
Spectra Energy Corp.	46,895	1,552,693
Superior Energy Services, Inc.(a)	79,343	1,948,664
Valero Energy Corp.	79,882	2,838,207
Williams Companies, Inc. (The)	22,492	815,110
Total		241,043,988
Total Common Stocks (Cost: $324,495,731)		363,715,120

Money Market Funds 0.3%

Columbia Short-Term Cash Fund, 0.097%(b)(c)	1,195,833	1,195,833
Total Money Market Funds (Cost: $1,195,833)		1,195,833

Total Investments (Cost: $325,691,564)	364,910,953
Other Assets & Liabilities, Net	(398,420)
Net Assets	364,512,533

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman, Sachs & Co.	September 17, 2013	11,522,354 (USD)	12,613,000 (AUD)	—	(305,717)
Goldman, Sachs & Co.	September 17, 2013	1,962,173 (USD)	2,023,000 (CAD)	—	(42,158)
Goldman, Sachs & Co.	September 17, 2013	6,919,326 (USD)	6,464,000 (CHF)	28,530	—
Goldman, Sachs & Co.	September 17, 2013	24,605,159 (USD)	18,605,000 (EUR)	—	(14,820)
Goldman, Sachs & Co.	September 17, 2013	6,159,397 (USD)	4,025,000 (GBP)	77,519	—
Goldman, Sachs & Co.	September 17, 2013	765,404 (USD)	2,752,000 (ILS)	—	(7,976)
Goldman, Sachs & Co.	September 17, 2013	15,435,465 (USD)	1,539,132,000 (JPY)	241,271	—
Goldman, Sachs & Co.	September 17, 2013	3,827,103 (USD)	22,782,000 (NOK)	—	(106,254)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2013

Forward Foreign Currency Exchange Contracts Open at August 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman, Sachs & Co.	September 17, 2013	778,873 (USD)	972,000 (NZD)	—	(28,373)
Goldman, Sachs & Co.	September 17, 2013	766,087 (USD)	5,001,000 (SEK)	—	(11,708)
Credit Suisse	September 27, 2013	8,451,000 (CHF)	9,050,312 (USD)	—	(33,962)
HSBC Securities (USA), Inc.	September 27, 2013	17,193,000 (EUR)	22,862,135 (USD)	137,303	—
UBS Securities	September 27, 2013	8,854,000 (GBP)	13,837,779 (USD)	119,176	—
Deutsche Bank	September 27, 2013	14,135,357 (USD)	83,295,000 (NOK)	—	(536,311)
Goldman, Sachs & Co.	September 27, 2013	23,050,823 (USD)	29,524,000 (NZD)	—	(270,212)
J.P. Morgan Securities, Inc.	September 27, 2013	9,144,856 (USD)	59,768,000 (SEK)	—	(131,130)
Total				603,799	(1,488,621)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,186,538	120,829,657	(128,820,362)	1,195,833	3,084	1,195,833

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Global Energy and Natural Resources Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Energy	177,948,130	47,043,576	—	224,991,706
Materials	118,520,607	20,202,807	—	138,723,414
Total Equity Securities	296,468,737	67,246,383	—	363,715,120
Mutual Funds
Money Market Funds	1,195,833	—	—	1,195,833
Total Mutual Funds	1,195,833	—	—	1,195,833
Investments in Securities	297,664,570	67,246,383	—	364,910,953
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	603,799	—	603,799
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,488,621)	—	(1,488,621)
Total	297,664,570	66,361,561	—	364,026,131

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Global Energy and Natural Resources Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $324,495,731)	$363,715,120
Affiliated issuers (identified cost $1,195,833)	1,195,833
Total investments (identified cost $325,691,564)	364,910,953
Unrealized appreciation on forward foreign currency exchange contracts	603,799
Receivable for:
Investments sold	27,178
Capital shares sold	67,131
Dividends	1,480,192
Reclaims	31,567
Prepaid expenses	4,392
Trustees' deferred compensation plan	30,656
Total assets	367,155,868
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,488,621
Payable for:
Investments purchased	586,585
Capital shares purchased	419,065
Investment management fees	6,937
Distribution and/or service fees	1,292
Transfer agent fees	50,247
Administration fees	603
Plan administration fees	15
Compensation of board members	2,331
Chief compliance officer expenses	38
Other expenses	56,945
Trustees' deferred compensation plan	30,656
Total liabilities	2,643,335
Net assets applicable to outstanding capital stock	$364,512,533
Represented by
Paid-in capital	$328,478,495
Excess of distributions over net investment income	(460,740)
Accumulated net realized loss	(1,838,506)
Unrealized appreciation (depreciation) on:
Investments	39,219,389
Foreign currency translations	(1,283)
Forward foreign currency exchange contracts	(884,822)
Total — representing net assets applicable to outstanding capital stock	$364,512,533

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Global Energy and Natural Resources Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$110,896,004
Shares outstanding	5,263,859
Net asset value per share	$21.07
Maximum offering price per share(a)	$22.36
Class B
Net assets	$3,012,742
Shares outstanding	148,021
Net asset value per share	$20.35
Class C
Net assets	$15,340,106
Shares outstanding	753,556
Net asset value per share	$20.36
Class I
Net assets	$44,595,077
Shares outstanding	2,099,671
Net asset value per share	$21.24
Class K(b)
Net assets	$68,763
Shares outstanding	3,246
Net asset value per share	$21.18
Class R
Net assets	$1,663,843
Shares outstanding	79,102
Net asset value per share	$21.03
Class R4
Net assets	$1,574,746
Shares outstanding	73,208
Net asset value per share	$21.51
Class R5
Net assets	$1,057,772
Shares outstanding	49,125
Net asset value per share	$21.53
Class Z
Net assets	$186,303,480
Shares outstanding	8,791,904
Net asset value per share	$21.19

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Global Energy and Natural Resources Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$10,941,920
Dividends — affiliated issuers	3,084
Interest	5,812
Income from securities lending — net	22,496
Foreign taxes withheld	(457,043)
Total income	10,516,269
Expenses:
Investment management fees	2,956,409
Distribution and/or service fees
Class A	288,000
Class B	35,944
Class C	168,609
Class R	7,490
Transfer agent fees
Class A	272,332
Class B	8,497
Class C	39,855
Class K(a)	37
Class R	3,547
Class R4(b)	1,497
Class R5(b)	261
Class Z	589,052
Administration fees	257,079
Plan administration fees
Class K(a)	185
Compensation of board members	27,644
Custodian fees	23,494
Printing and postage fees	139,411
Registration fees	104,446
Professional fees	29,835
Line of credit interest expense	940
Chief compliance officer expenses	288
Other	22,994
Total expenses	4,977,846
Expense reductions	(3,780)
Total net expenses	4,974,066
Net investment income	5,542,203
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	34,637,281
Foreign currency translations	(55,282)
Forward foreign currency exchange contracts	(4,730,438)
Futures contracts	229,502
Options contracts written	464,501
Net realized gain	30,545,564
Net change in unrealized appreciation (depreciation) on:
Investments	(10,593,932)
Foreign currency translations	(1,628)
Forward foreign currency exchange contracts	(884,822)
Options contracts written	(24,431)
Net change in unrealized appreciation (depreciation)	(11,504,813)
Net realized and unrealized gain	19,040,751
Net increase in net assets resulting from operations	$24,582,954

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b) For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Global Energy and Natural Resources Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012(b)	Year Ended March 31, 2012
Operations
Net investment income	$5,542,203	$1,975,377	$2,661,409
Net realized gain (loss)	30,545,564	(12,557,718)	15,696,214
Net change in unrealized appreciation (depreciation)	(11,504,813)	(17,023,495)	(182,172,715)
Net increase (decrease) in net assets resulting from operations	24,582,954	(27,605,836)	(163,815,092)
Distributions to shareholders
Net investment income
Class A	(463,199)	(198,138)	(456,402)
Class B	(554)	—	—
Class C	(2,626)	—	—
Class I	(227,483)	(111,539)	(473,597)
Class K(c)	(367)	(179)	(534)
Class R	(3,246)	(227)	(319)
Class R4	(7)	—	—
Class R5	(7)	—	—
Class Z	(1,467,544)	(916,731)	(2,288,248)
Net realized gains
Class A	—	—	(2,618,102)
Class B	—	—	(108,924)
Class C	—	—	(417,651)
Class I	—	—	(711,708)
Class K(c)	—	—	(2,209)
Class R	—	—	(8,977)
Class Z	—	—	(7,662,137)
Total distributions to shareholders	(2,165,033)	(1,226,814)	(14,748,808)
Increase (decrease) in net assets from capital stock activity	(144,474,491)	(79,296,304)	(142,926,768)
Proceeds from regulatory settlements (Note 0)	—	—	4,585
Total decrease in net assets	(122,056,570)	(108,128,954)	(321,486,083)
Net assets at beginning of year	486,569,103	594,698,057	916,184,140
Net assets at end of year	$364,512,533	$486,569,103	$594,698,057
Undistributed (excess of distributions over) net investment income	($460,740)	$901,000	$92,600

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Global Energy and Natural Resources Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	808,718	16,675,726	229,199	4,366,384	1,264,704	28,122,049
Fund merger	—	—	—	—	6,701,075	157,664,942
Distributions reinvested	21,779	444,056	10,624	189,736	140,024	2,843,648
Redemptions	(1,717,441)	(35,486,049)	(1,043,241)	(20,050,109)	(3,886,721)	(83,455,870)
Net increase (decrease)	(886,944)	(18,366,267)	(803,418)	(15,493,989)	4,219,082	105,174,769
Class B shares
Subscriptions	10,103	204,372	4,096	77,365	32,089	690,955
Fund merger	—	—	—	—	511,902	11,739,090
Distributions reinvested	27	536	—	—	5,243	103,345
Redemptions(c)	(63,414)	(1,268,232)	(90,425)	(1,652,735)	(263,906)	(5,901,478)
Net increase (decrease)	(53,284)	(1,063,324)	(86,329)	(1,575,370)	285,328	6,631,912
Class C shares
Subscriptions	76,239	1,542,276	31,337	586,301	228,983	4,923,413
Fund merger	—	—	—	—	280,755	6,438,045
Distributions reinvested	116	2,266	—	—	17,645	347,774
Redemptions	(282,669)	(5,661,719)	(194,055)	(3,597,384)	(426,171)	(8,915,368)
Net increase (decrease)	(206,314)	(4,117,177)	(162,718)	(3,011,083)	101,212	2,793,864
Class I shares
Subscriptions	717,724	14,269,988	7,350	143,540	2,218,577	51,799,261
Fund merger	—	—	—	—	604	14,295
Distributions reinvested	11,140	227,389	6,211	111,482	57,100	1,184,943
Redemptions	(58,269)	(1,233,639)	—	—	(5,373,416)	(123,041,510)
Net increase (decrease)	670,595	13,263,738	13,561	255,022	(3,097,135)	(70,043,011)
Class K shares(d)
Subscriptions	—	—	—	—	775	16,515
Fund merger	—	—	—	—	5,846	138,127
Distributions reinvested	17	349	10	170	131	2,662
Redemptions	(589)	(12,449)	(1,391)	(27,803)	(1,651)	(33,617)
Net increase (decrease)	(572)	(12,100)	(1,381)	(27,633)	5,101	123,687
Class R shares
Subscriptions	45,336	947,297	29,907	574,369	49,382	1,066,845
Distributions reinvested	159	3,239	13	227	457	9,247
Redemptions	(27,580)	(571,512)	(10,891)	(201,737)	(9,816)	(210,083)
Net increase	17,915	379,024	19,029	372,859	40,023	866,009

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Global Energy and Natural Resources Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	85,962	1,821,595	—	—	—	—
Redemptions	(12,754)	(268,078)	—	—	—	—
Net increase	73,208	1,553,517	—	—	—	—
Class R5 shares
Subscriptions	54,663	1,180,775	—	—	—	—
Redemptions	(5,538)	(117,800)	—	—	—	—
Net increase	49,125	1,062,975	—	—	—	—
Class Z shares
Subscriptions	780,758	16,237,189	1,258,729	24,554,058	4,359,217	98,498,028
Distributions reinvested	58,857	1,205,839	40,140	720,103	352,520	7,189,747
Redemptions	(7,476,400)	(154,617,905)	(4,446,210)	(85,090,271)	(13,589,844)	(294,161,773)
Net decrease	(6,636,785)	(137,174,877)	(3,147,341)	(59,816,110)	(8,878,107)	(188,473,998)
Total net decrease	(6,973,056)	(144,474,491)	(4,168,597)	(79,296,304)	(7,324,496)	(142,926,768)

(a) Class R4 and Class R5 are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(c) Includes conversions of Class B shares to Class A shares, if any.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Global Energy and Natural Resources Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,				Year Ended March 31,
Class A	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$20.04		$20.89		$25.57		$20.11		$13.62		$25.49
Income from investment operations:
Net investment income (loss)	0.24		0.06		0.05		(0.02)		(0.02)		(0.01)
Net realized and unrealized gain (loss)	0.87		(0.88)		(4.32)		5.49		6.52		(11.46)
Total from investment operations	1.11		(0.82)		(4.27)		5.47		6.50		(11.47)
Less distributions to shareholders:
Net investment income	(0.08)		(0.03)		(0.05)		(0.01)		(0.01)		—
Net realized gains	—		—		(0.36)		—		—		(0.40)
Total distributions to shareholders	(0.08)		(0.03)		(0.41)		(0.01)		(0.01)		(0.40)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$21.07		$20.04		$20.89		$25.57		$20.11		$13.62
Total return	5.54%		(3.90%)		(16.64%)		27.20%		47.76%		(45.88%)
Ratios to average net assets(c)(d)
Total gross expenses	1.32	%(e)	1.34	%(f)	1.28	%(e)	1.26	%(e)	1.21	%(e)	1.28%
Total net expenses(g)	1.32	%(e)(h)	1.34	%(f)(h)	1.28	%(e)(h)	1.26	%(e)(h)	1.21	%(e)(h)	1.24	%(h)
Net investment income (loss)	1.17%		0.79	%(f)	0.21%		(0.08%)		(0.10%)		(0.03%)
Supplemental data
Net assets, end of period (in thousands)	$110,896		$123,271		$145,298		$69,938		$50,812		$16,842
Portfolio turnover	73%		14%		167%		551%		523%		484%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class B	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$19.44		$20.29		$24.96		$24.77
Income from investment operations:
Net investment income (loss)	0.08		(0.00	)(c)	(0.11)		(0.03)
Net realized and unrealized gain (loss)	0.83		(0.85)		(4.20)		0.22
Total from investment operations	0.91		(0.85)		(4.31)		0.19
Less distributions to shareholders:
Net investment income	(0.00	)(c)	—		—		—
Net realized gains	—		—		(0.36)		—
Total distributions to shareholders	(0.00	)(c)	—		(0.36)		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—
Net asset value, end of period	$20.35		$19.44		$20.29		$24.96
Total return	4.70%		(4.19%)		(17.24%)		0.77%
Ratios to average net assets(d)(e)
Total gross expenses	2.06	%(f)	2.09	%(g)	2.01	%(f)	2.20	%(f)(g)
Total net expenses(h)	2.06	%(f)(i)	2.09	%(g)(i)	2.01	%(f)(i)	2.20	%(f)(g)(i)
Net investment income (loss)	0.40%		(0.00	)(c)(g)	(0.54%)		(2.14	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$3,013		$3,913		$5,837		$58
Portfolio turnover	73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class C	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$19.44		$20.30		$24.96		$19.78		$13.47		$25.40
Income from investment operations:
Net investment income (loss)	0.08		0.00	(b)	(0.12)		(0.17)		(0.15)		(0.13)
Net realized and unrealized gain (loss)	0.84		(0.86)		(4.18)		5.35		6.46		(11.40)
Total from investment operations	0.92		(0.86)		(4.30)		5.18		6.31		(11.53)
Less distributions to shareholders:
Net investment income	(0.00	)(b)	—		—		—		—		—
Net realized gains	—		—		(0.36)		—		—		(0.40)
Total distributions to shareholders	(0.00	)(b)	—		(0.36)		—		—		(0.40)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$20.36		$19.44		$20.30		$24.96		$19.78		$13.47
Total return	4.75%		(4.24%)		(17.20%)		26.19%		46.84%		(46.29%)
Ratios to average net assets(c)(d)
Total gross expenses	2.06	%(e)	2.09	%(f)	2.02	%(e)	2.01	%(e)	1.96	%(e)	2.03%
Total net expenses(g)	2.06	%(e)(h)	2.09	%(f)(h)	2.02	%(e)(h)	2.01	%(e)(h)	1.96	%(e)(h)	1.99	%(h)
Net investment income (loss)	0.41%		0.04	%(f)	(0.55%)		(0.83%)		(0.84%)		(0.73%)
Supplemental data
Net assets, end of period (in thousands)	$15,340		$18,661		$22,785		$25,494		$16,420		$5,843
Portfolio turnover	73%		14%		167%		551%		523%		484%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class I	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$20.15		$21.02		$25.70		$18.82
Income from investment operations:
Net investment income	0.35		0.10		0.11		0.05
Net realized and unrealized gain (loss)	0.87		(0.89)		(4.30)		6.86
Total from investment operations	1.22		(0.79)		(4.19)		6.91
Less distributions to shareholders:
Net investment income	(0.13)		(0.08)		(0.13)		(0.03)
Net realized gains	—		—		(0.36)		—
Total distributions to shareholders	(0.13)		(0.08)		(0.49)		(0.03)
Proceeds from regulatory settlements	—		—		0.00	(c)	—
Net asset value, end of period	$21.24		$20.15		$21.02		$25.70
Total return	6.06%		(3.72%)		(16.23%)		36.74%
Ratios to average net assets(d)(e)
Total gross expenses	0.83	%(f)	0.86	%(g)	0.80	%(f)	0.85	%(f)(g)
Total net expenses(h)	0.83	%(f)	0.86	%(g)	0.80	%(f)(i)	0.85	%(f)(g)(i)
Net investment income	1.70%		1.29	%(g)	0.49%		0.38	%(g)
Supplemental data
Net assets, end of period (in thousands)	$44,595		$28,803		$29,761		$115,953
Portfolio turnover	73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class K(a)	2013		2012(b)		2012		2011(c)
Per share data
Net asset value, beginning of period	$20.13		$20.99		$25.67		$25.48
Income from investment operations:
Net investment income (loss)	0.28		0.07		0.09		(0.01)
Net realized and unrealized gain (loss)	0.87		(0.88)		(4.33)		0.22
Total from investment operations	1.15		(0.81)		(4.24)		0.21
Less distributions to shareholders:
Net investment income	(0.10)		(0.05)		(0.08)		(0.02)
Net realized gains	—		—		(0.36)		—
Total distributions to shareholders	(0.10)		(0.05)		(0.44)		(0.02)
Proceeds from regulatory settlements	—		—		0.00	(d)	—
Net asset value, end of period	$21.18		$20.13		$20.99		$25.67
Total return	5.71%		(3.85%)		(16.45%)		0.82%
Ratios to average net assets(e)(f)
Total gross expenses	1.13	%(g)	1.16	%(h)	1.11	%(g)	1.26	%(g)(h)
Total net expenses(i)	1.13	%(g)	1.16	%(h)	1.11	%(g)(j)	1.26	%(g)(h)(j)
Net investment income (loss)	1.35%		0.90	%(h)	0.43%		(0.57	%)(h)
Supplemental data
Net assets, end of period (in thousands)	$69		$77		$109		$3
Portfolio turnover	73%		14%		167%		551%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(c)  For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(d)  Rounds to zero.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Certain line items from prior years have been reclassified to conform to the current presentation.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Annualized.

(i)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class R	2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$20.03		$20.88		$25.56		$18.76
Income from investment operations:
Net investment income (loss)	0.21		0.05		0.02		(0.02)
Net realized and unrealized gain (loss)	0.84		(0.89)		(4.33)		6.82
Total from investment operations	1.05		(0.84)		(4.31)		6.80
Less distributions to shareholders:
Net investment income	(0.05)		(0.01)		(0.01)		—
Net realized gains	—		—		(0.36)		—
Total distributions to shareholders	(0.05)		(0.01)		(0.37)		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—
Net asset value, end of period	$21.03		$20.03		$20.88		$25.56
Total return	5.27%		(4.04%)		(16.80%)		36.25%
Ratios to average net assets(d)(e)
Total gross expenses	1.57	%(g)	1.59	%(f)	1.55	%(g)	1.60	%(f)(g)
Total net expenses(h)	1.57	%(g)(i)	1.59	%(f)(i)	1.55	%(g)(i)	1.60	%(f)(g)(i)
Net investment income (loss)	1.01%		0.61	%(f)	0.11%		(0.13	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,664		$1,226		$880		$55
Portfolio turnover	73%		14%		167%		551%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$20.25
Income from investment operations:
Net investment income	0.35
Net realized and unrealized gain	0.96
Total from investment operations	1.31
Less distributions to shareholders:
Net investment income	(0.05)
Total distributions to shareholders	(0.05)
Net asset value, end of period	$21.51
Total return	6.50%
Ratios to average net assets(b)
Total gross expenses	1.06	%(c)
Total net expenses(d)	1.06	%(c)(e)
Net investment income	2.05	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,575
Portfolio turnover	73%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

Class R5	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$20.25
Income from investment operations:
Net investment income	0.34
Net realized and unrealized gain	1.00
Total from investment operations	1.34
Less distributions to shareholders:
Net investment income	(0.06)
Total distributions to shareholders	(0.06)
Net asset value, end of period	$21.53
Total return	6.63%
Ratios to average net assets(b)
Total gross expenses	0.88	%(c)
Total net expenses(d)	0.88	%(c)
Net investment income	2.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,058
Portfolio turnover	73%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Global Energy and Natural Resources Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended March 31,
Class Z	2013		2012(a)		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$20.13		$21.00		$25.67		$20.17		$13.66		$25.49
Income from investment operations:
Net investment income	0.28		0.08		0.09		0.03		0.04		0.02
Net realized and unrealized gain (loss)	0.88		(0.89)		(4.31)		5.51		6.52		(11.45)
Total from investment operations	1.16		(0.81)		(4.22)		5.54		6.56		(11.43)
Less distributions to shareholders:
Net investment income	(0.10)		(0.06)		(0.09)		(0.04)		(0.05)		—
Net realized gains	—		—		(0.36)		—		—		(0.40)
Total distributions to shareholders	(0.10)		(0.06)		(0.45)		(0.04)		(0.05)		(0.40)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$21.19		$20.13		$21.00		$25.67		$20.17		$13.66
Total return	5.80%		(3.84%)		(16.37%)		27.47%		48.12%		(45.72%)
Ratios to average net assets(c)(d)
Total gross expenses	1.07	%(e)	1.09	%(f)	1.01	%(e)	1.01	%(e)	0.96	%(e)	1.03%
Total net expenses(g)	1.07	%(e)(h)	1.09	%(f)(h)	1.01	%(e)(h)	1.01	%(e)(h)	0.96	%(e)(h)	0.99	%(h)
Net investment income	1.35%		1.03	%(f)	0.42%		0.17%		0.21%		0.11%
Supplemental data
Net assets, end of period (in thousands)	$186,303		$310,620		$390,028		$704,685		$622,471		$338,292
Portfolio turnover	73%		14%		167%		551%		523%		484%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Global Energy and Natural Resources Fund (formerly known as Columbia Energy and Natural Resources Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 5, 2013, Columbia Energy and Natural Resources Fund was renamed Columbia Global Energy and Natural Resources Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the

Annual Report 2013
27

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer

Annual Report 2013
28

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are OTC agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio

Annual Report 2013
29

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or OTC. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk, to protect gains, and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Annual Report 2013
30

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

Contracts and premiums associated with options contracts written for the year ended August 31, 2013 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at August 31, 2012	1,733	77,099	—	—
Opened	9,747	328,196	1,460	96,370
Closed	(300)	(11,691)	(700)	(64,753)
Expired	(10,515)	(365,272)	(760)	(31,617)
Exercised	(665)	(28,332)	—	—
Balance at August 31, 2013	—	—	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	603,799
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,488,621

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	229,502	301,851	531,353
Foreign exchange risk	(4,730,438)	—	—	(4,730,438)
Total	(4,730,438)	229,502	301,851	(4,199,085)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	—	(24,431)	(24,431)
Foreign exchange risk	(884,822)	—	—	(884,822)
Total	(884,822)	—	(24,431)	(909,253)

Annual Report 2013
31

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	155
Futures contracts	349
Options contracts	16,826

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2013
32

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.24
Class C	0.24
Class K	0.05
Class R	0.24
Class R4	0.24	*
Class R5	0.05	*
Class Z	0.24

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations For the year ended August 31, 2013, these minimum account balance fees reduced total expenses by $3,780.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the

Annual Report 2013
33

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $105,247 for Class A, $674 for Class B and $1,001 for Class C shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2012 through December 31, 2013
Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.08
Class K	1.38
Class R	1.75
Class R4	1.25	*
Class R5	1.13	*
Class Z	1.25

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R4 and Class R5 shares) through December 31, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, late-year ordinary losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	($4,738,910)
Accumulated net realized loss	4,738,910

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2013	2012
Ordinary income	$2,165,033	$1,226,814
Long-term capital gains	—	—
Tax return of capital	—	—
Total	$2,165,033	$1,226,814

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$1,327,620
Unrealized appreciation	36,053,262

Annual Report 2013
34

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

At August 31, 2013, the cost of investments for federal income tax purposes was $328,857,691 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$59,450,500
Unrealized depreciation	(23,397,238)
Net unrealized appreciation	$36,053,262

For the year ended August 31, 2013, $31,287,226 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2013, the Fund will elect to treat late year ordinary losses of $1,312,638 as arising on September 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $308,976,510 and $446,208,943, respectively, for the year ended August 31, 2013.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $4,585 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A.

(JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At August 31, 2013, one unaffiliated shareholder account owned 17.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 20.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to

Annual Report 2013
35

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended August 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $2,325,000 at a weighted average interest rate of 1.21%. Interest expense incurred by the Fund is recorded as interest expense in the Statement of Operations.

Note 11. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Precious Metals and Mining Fund, a series of RiverSource Selected Series, Inc. (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $859,188,131and the combined net assets immediately after the acquisition were $1,035,182,630.

The merger was accomplished by a tax-free exchange of 12,525,870 shares of the acquired fund valued at $175,994,499 (including $56,637,074 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	6,701,075
Class B	511,902
Class C	280,755
Class I	604
Class R4	5,846

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 1, 2011, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended March 31, 2012 would have been approximately $2.7 million, $25.3 million, $(204.0) million and $(176.0) million, respectively.

Note 12. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising

Annual Report 2013
36

Columbia Global Energy and Natural Resources Fund

Notes to Financial Statements (continued)

August 31, 2013

in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
37

Columbia Global Energy and Natural Resources Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Energy and Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Energy and Natural Resources Fund (the "Fund") (formerly known as Columbia Energy and Natural Resources Fund) (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

Annual Report 2013
38

Columbia Global Energy and Natural Resources Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$1,443,152

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
39

Columbia Global Energy and Natural Resources Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
40

Columbia Global Energy and Natural Resources Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
41

Columbia Global Energy and Natural Resources Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
42

Columbia Global Energy and Natural Resources Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Global Energy and Natural Resources Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2013
43

Columbia Global Energy and Natural Resources Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the 56th, 88th and 44th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2013
44

Columbia Global Energy and Natural Resources Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the 3rd and 1st quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2013
45

Columbia Global Energy and Natural Resources Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2013
46

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Annual Report 2013
48

Columbia Global Energy and Natural Resources Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
49

Columbia Global Energy and Natural Resources Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN144_08_C01_(10/13)

Annual Report

August 31, 2013

Columbia Contrarian Core Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Contrarian Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Board Consideration and Approval of Advisory Agreement	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Contrarian Core Fund

Performance Overview

Performance Summary

>  Columbia Contrarian Core Fund (the Fund) Class A shares returned 23.23% excluding sales charges for the 12-month period that ended August 31, 2013.

>  The Fund outperformed its benchmark, the Russell 1000 Index, which returned 19.84% for the same 12-month period.

>  Stock selection within the financials sector accounted for most of the Fund's performance advantage during the period.

Average Annual Total Returns (%) (for period ended August 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		23.23	9.03	8.71
Including sales charges		16.12	7.74	8.07
Class B	11/01/98
Excluding sales charges		22.32	8.20	7.88
Including sales charges		17.32	7.91	7.88
Class C	12/09/02
Excluding sales charges		22.36	8.22	7.90
Including sales charges		21.36	8.22	7.90
Class I*	09/27/10	23.73	9.40	9.04
Class K* (formerly Class R4)	03/07/11	23.40	9.15	8.84
Class R*	09/27/10	22.93	8.77	8.47
Class R4*	11/08/12	23.59	9.31	8.99
Class R5*	11/08/12	23.73	9.33	9.01
Class T	02/12/93
Excluding sales charges		23.22	8.97	8.65
Including sales charges		16.13	7.69	8.00
Class W*	09/27/10	23.21	9.03	8.72
Class Y*	11/08/12	23.76	9.34	9.01
Class Z	12/14/92	23.50	9.29	8.99
Russell 1000 Index		19.84	7.59	7.50

Returns for Class A and T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Contrarian Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2003 – August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Contrarian Core Fund

Manager Discussion of Fund Performance

For the 12-month period that ended August 31, 2013, the Fund's Class A shares returned 23.23% excluding sales charge. The Fund's benchmark, the Russell 1000 Index, returned 19.84% for the same 12-month period. Stock selection among financial stocks — and, to a lesser extent, within the health care and consumer discretionary sectors — were largely responsible for the performance advantage relative to the benchmark.

U.S. Economy Makes Steady Progress

During the 12-month period ended August 31, 2013, investors faced concerns about the impact of tax increases and enforced federal spending cuts, as well as another showdown over the debt ceiling and the possibility of an attack on Syria. However, economic growth was kept afloat by steady job growth and a solid rebound in the housing market. Pent-up demand, low mortgage rates and an improving labor market all contributed to higher home sales. Manufacturing activity picked up late in the period, and business surveys and recent demand measures suggest that business could be ready to pick up the pace of spending later this year. Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. However, these sectors pulled back in July and August as the civil war in Syria intensified and the Federal Reserve (the Fed) began to talk about removing some of its support.

Financials Sector Aids Results

The Fund outpaced its benchmark within the financials sectors on the strength of its overweights in certain asset managers, including Morgan Stanley, State Street and Black Rock, which benefited from higher asset prices and an upswing in global trading volumes. Even the prospect of higher interest rates, which normally hurts financial stocks, was seen as potentially favorable for asset managers because the prevailing low rates, especially for short-term securities, had squeezed their net interest margins. An overweight in Citigroup also benefited the Fund's results, as investors responded well to the efforts of the company's new management team.

Health care was another profitable area for the Fund. An overweight in Celgene bolstered relative results. The stock nearly doubled during the period, propelled by a new-product pipeline that bolsters its long-term earnings prospects. Leading insurer CIGNA was a plus, as investors became more comfortable with the prospects for health maintenance organizations (HMOs) under the Affordable Care Act and the stock was a strong performer. Elsewhere in the portfolio, significant winners included an out-of-index position in Delphi Automotive, a General Motors spinoff that has enjoyed higher sales volumes as the domestic economy has recovered, and Hewlett-Packard, which was purchased at an advantageous price in 2012 amid the fallout from its ill-fated acquisition of Autonomy. Hewlett-Packard was overweight relative to the benchmark, which further bolstered relative results.

Disappointments among Multinationals

Although the Fund enjoyed positive returns from each of the major sectors in which it invests, it lost a slight amount of ground versus its benchmark in the consumer staples, materials and industrials sectors. In terms of individual stocks, several prominent multinational companies produced disappointing results. An

Portfolio Management

Guy Pope, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2013)
Apple, Inc.	3.6
Philip Morris International, Inc.	3.0
Google, Inc., Class A	2.7
Citigroup, Inc.	2.5
JPMorgan Chase & Co.	2.5
Johnson & Johnson	2.4
Berkshire Hathaway, Inc., Class B	2.4
Bank of America Corp.	2.2
Chevron Corp.	2.2
PepsiCo, Inc.	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Contrarian Core Fund

Manager Discussion of Fund Performance (continued)

overweight position in Apple, a successful long-term holding for the Fund, was a drag on relative performance as it declined sharply over the past 12 months amid increased competition. An overweight in IBM International also hurt relative results. The stock was down, in response to a slowdown in global IT spending. Finally, the Fund lost ground relative to the benchmark with an overweight in Philip Morris International. Philip Morris not only experienced lower volumes worldwide, but also had to fight the headwind of a stronger U.S. dollar, and its stock posted a slight loss for the period.

Looking Ahead

We are cautiously optimistic about the trajectory of the economy. We are mindful that the Fed has signaled its intention to wind down the zero interest rate policy that has been in place since the financial crisis erupted several years ago. While we have noted in this report that some of the Fund's individual holdings in the financials sector may adapt well to a higher interest rate environment, the broader equity markets have not historically prospered within such a setting. We believe the Fed is well aware of this sensitivity and would likely move in a very deliberate manner.

Portfolio Breakdown (%) (at August 31, 2013)
Common Stocks	96.6
Consumer Discretionary	13.4
Consumer Staples	10.5
Energy	9.6
Financials	16.7
Health Care	13.2
Industrials	9.6
Information Technology	19.2
Materials	1.6
Telecommunication Services	2.8
Money Market Funds	3.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations due to business and economic developments, as well as changes in the values of specific fund holdings. See the Fund's prospectus for information on these and other risks.

Annual Report 2013
5

Columbia Contrarian Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 — August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.30	1,019.40	5.97	5.72	1.13
Class B	1,000.00	1,000.00	1,102.50	1,015.64	9.91	9.50	1.88
Class C	1,000.00	1,000.00	1,102.40	1,015.64	9.91	9.50	1.88
Class I	1,000.00	1,000.00	1,108.70	1,021.61	3.65	3.50	0.69
Class K	1,000.00	1,000.00	1,107.50	1,020.10	5.23	5.01	0.99
Class R	1,000.00	1,000.00	1,105.00	1,018.15	7.28	6.98	1.38
Class R4	1,000.00	1,000.00	1,107.80	1,020.61	4.70	4.51	0.89
Class R5	1,000.00	1,000.00	1,109.10	1,021.31	3.97	3.80	0.75
Class T	1,000.00	1,000.00	1,106.50	1,019.15	6.23	5.97	1.18
Class W	1,000.00	1,000.00	1,106.20	1,019.40	5.97	5.72	1.13
Class Y	1,000.00	1,000.00	1,109.10	1,021.46	3.81	3.65	0.72
Class Z	1,000.00	1,000.00	1,107.50	1,020.66	4.65	4.46	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Contrarian Core Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%

Issuer	Shares	Value ($)
Consumer Discretionary 13.4%
Auto Components 0.6%
Delphi Automotive PLC	369,371	20,322,793
Automobiles 1.5%
General Motors Co.(a)	1,465,953	49,959,678
Hotels, Restaurants & Leisure 0.8%
Wynn Resorts Ltd.	177,925	25,094,542
Household Durables 0.6%
Lennar Corp., Class A	587,720	18,695,373
Media 5.7%
Comcast Corp., Class A	1,381,858	58,162,403
DIRECTV(a)	613,476	35,692,034
Discovery Communications, Inc., Class A(a)	397,202	30,787,127
Viacom, Inc., Class B	802,786	63,869,654
Total		188,511,218
Specialty Retail 3.7%
Dick's Sporting Goods, Inc.	473,600	21,979,776
Lowe's Companies, Inc.	1,183,276	54,217,706
Tiffany & Co.	307,591	23,718,342
Ulta Salon Cosmetics & Fragrance, Inc.(a)	225,970	22,425,263
Total		122,341,087
Textiles, Apparel & Luxury Goods 0.5%
Nike, Inc., Class B	287,145	18,038,449
Total Consumer Discretionary		442,963,140
Consumer Staples 10.5%
Beverages 3.3%
Diageo PLC, ADR	356,478	43,732,721
PepsiCo, Inc.	833,044	66,418,598
Total		110,151,319
Food & Staples Retailing 2.4%
CVS Caremark Corp.	913,186	53,010,447
Walgreen Co.	552,538	26,560,502
Total		79,570,949
Household Products 1.9%
Procter & Gamble Co. (The)	794,438	61,878,776

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 2.9%
Philip Morris International, Inc.	1,146,043	95,625,828
Total Consumer Staples		347,226,872
Energy 9.6%
Energy Equipment & Services 2.1%
Halliburton Co.	1,215,533	58,345,584
Tidewater, Inc.	239,300	12,912,628
Total		71,258,212
Oil, Gas & Consumable Fuels 7.5%
Anadarko Petroleum Corp.	371,618	33,973,318
Canadian Natural Resources Ltd.	977,690	29,936,868
Chevron Corp.	571,050	68,771,551
ConocoPhillips	488,731	32,402,865
Exxon Mobil Corp.	515,202	44,905,006
Newfield Exploration Co.(a)	425,010	10,123,738
Noble Energy, Inc.	434,444	26,687,895
Total		246,801,241
Total Energy		318,059,453
Financials 16.8%
Capital Markets 4.3%
BlackRock, Inc.	184,543	48,040,234
Invesco Ltd.	1,052,224	31,945,520
Morgan Stanley	994,984	25,630,788
State Street Corp.	558,457	37,260,251
Total		142,876,793
Commercial Banks 1.5%
Wells Fargo & Co.	1,215,153	49,918,485
Diversified Financial Services 7.0%
Bank of America Corp.	4,906,153	69,274,880
Citigroup, Inc.	1,674,436	80,925,492
JPMorgan Chase & Co.	1,583,218	80,000,006
Total		230,200,378
Insurance 4.0%
Aon PLC	830,655	55,138,879
Berkshire Hathaway, Inc., Class B(a)	679,084	75,527,723
Total		130,666,602
Total Financials		553,662,258

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 13.2%
Biotechnology 1.1%
Ariad Pharmaceuticals, Inc.(a)	721,560	13,421,016
Celgene Corp.(a)	174,311	24,400,054
Total		37,821,070
Health Care Equipment & Supplies 4.0%
Abbott Laboratories	1,022,199	34,069,893
Baxter International, Inc.	736,800	51,251,808
Covidien PLC	787,421	46,772,807
Total		132,094,508
Health Care Providers & Services 4.3%
Cardinal Health, Inc.	1,196,782	60,174,199
CIGNA Corp.	534,017	42,021,798
Express Scripts Holding Co.(a)	632,069	40,376,568
Total		142,572,565
Pharmaceuticals 3.8%
Johnson & Johnson	877,609	75,834,194
Pfizer, Inc.	916,582	25,856,778
Salix Pharmaceuticals Ltd.(a)	340,175	22,771,314
Total		124,462,286
Total Health Care		436,950,429
Industrials 9.6%
Aerospace & Defense 3.0%
Honeywell International, Inc.	584,336	46,495,615
United Technologies Corp.	516,970	51,748,697
Total		98,244,312
Air Freight & Logistics 1.2%
FedEx Corp.	356,694	38,294,668
Commercial Services & Supplies 1.0%
Tyco International Ltd.	1,036,188	34,235,652
Electrical Equipment 1.4%
Eaton Corp. PLC	717,322	45,420,829
Industrial Conglomerates 1.1%
General Electric Co.	1,598,336	36,985,495
Professional Services 1.2%
Nielsen Holdings NV	1,118,752	38,596,944
Road & Rail 0.7%
Union Pacific Corp.	162,166	24,898,968
Total Industrials		316,676,868
Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 19.3%
Communications Equipment 1.6%
QUALCOMM, Inc.	816,467	54,115,433
Computers & Peripherals 5.3%
Apple, Inc.	237,984	115,910,107
EMC Corp.	1,604,633	41,367,439
Hewlett-Packard Co.	710,672	15,876,412
Total		173,153,958
Internet Software & Services 5.1%
Baidu, Inc., ADR(a)	108,830	14,749,730
eBay, Inc.(a)	907,765	45,379,172
Facebook, Inc., Class A(a)	552,352	22,801,091
Google, Inc., Class A(a)	100,249	84,900,878
Total		167,830,871
IT Services 1.8%
International Business Machines Corp.	53,416	9,736,134
Mastercard, Inc., Class A	80,075	48,531,856
Total		58,267,990
Semiconductors & Semiconductor Equipment 0.6%
Skyworks Solutions, Inc.(a)	733,120	18,591,923
Software 4.9%
Activision Blizzard, Inc.	1,607,738	26,238,284
Citrix Systems, Inc.(a)	279,334	19,768,467
Electronic Arts, Inc.(a)	1,946,565	51,856,492
Intuit, Inc.	755,780	48,014,703
Microsoft Corp.	519,434	17,349,096
Total		163,227,042
Total Information Technology		635,187,217
Materials 1.6%
Chemicals 1.6%
Celanese Corp., Class A	171,779	8,458,398
Dow Chemical Co. (The)	1,186,142	44,361,711
Total		52,820,109
Total Materials		52,820,109
Telecommunication Services 2.8%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	1,836,440	62,126,765

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.9%
Vodafone Group PLC, ADR	900,490	29,130,852
Total Telecommunication Services		91,257,617
Total Common Stocks (Cost: $2,463,206,087)		3,194,803,963
Money Market Funds 3.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(b)(c)	112,456,359	112,456,359
Total Money Market Funds (Cost: $112,456,359)		112,456,359
Total Investments (Cost: $2,575,662,446)		3,307,260,322
Other Assets & Liabilities, Net		(7,108,172)
Net Assets		3,300,152,150

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,403,481	854,320,513	(754,267,635)	112,456,359	58,323	112,456,359

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Contrarian Core Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	442,963,140	—	—	442,963,140
Consumer Staples	347,226,872	—	—	347,226,872
Energy	318,059,453	—	—	318,059,453
Financials	553,662,258	—	—	553,662,258
Health Care	436,950,429	—	—	436,950,429
Industrials	316,676,868	—	—	316,676,868
Information Technology	635,187,217	—	—	635,187,217
Materials	52,820,109	—	—	52,820,109
Telecommunication Services	91,257,617	—	—	91,257,617
Total Equity Securities	3,194,803,963	—	—	3,194,803,963
Mutual Funds
Money Market Funds	112,456,359	—	—	112,456,359
Total Mutual Funds	112,456,359	—	—	112,456,359
Total	3,307,260,322	—	—	3,307,260,322

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Contrarian Core Fund

Statement of Assets and Liabilities

August 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,463,206,087)	$3,194,803,963
Affiliated issuers (identified cost $112,456,359)	112,456,359
Total investments (identified cost $2,575,662,446)	3,307,260,322
Receivable for:
Investments sold	7,847,342
Capital shares sold	6,012,996
Dividends	5,444,514
Reclaims	45,476
Prepaid expenses	37,354
Trustees' deferred compensation plan	57,723
Total assets	3,326,705,727
Liabilities
Payable for:
Investments purchased	22,029,995
Capital shares purchased	3,784,281
Investment management fees	55,555
Distribution and/or service fees	12,935
Transfer agent fees	501,580
Administration fees	4,658
Plan administration fees	31
Compensation of board members	6,053
Chief compliance officer expenses	389
Other expenses	100,377
Trustees' deferred compensation plan	57,723
Total liabilities	26,553,577
Net assets applicable to outstanding capital stock	$3,300,152,150
Represented by
Paid-in capital	$2,409,258,727
Undistributed net investment income	14,004,651
Accumulated net realized gain	145,283,904
Unrealized appreciation (depreciation) on:
Investments	731,597,876
Foreign currency translations	6,992
Total — representing net assets applicable to outstanding capital stock	$3,300,152,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Contrarian Core Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A
Net assets	$913,211,645
Shares outstanding	47,677,036
Net asset value per share	$19.15
Maximum offering price per share(a)	$20.32
Class B
Net assets	$16,396,443
Shares outstanding	924,258
Net asset value per share	$17.74
Class C
Net assets	$115,939,710
Shares outstanding	6,525,129
Net asset value per share	$17.77
Class I
Net assets	$424,375,688
Shares outstanding	22,019,311
Net asset value per share	$19.27
Class K(b)
Net assets	$144,010
Shares outstanding	7,478
Net asset value per share	$19.26
Class R
Net assets	$13,102,015
Shares outstanding	684,028
Net asset value per share	$19.15
Class R4
Net assets	$46,212,147
Shares outstanding	2,367,410
Net asset value per share	$19.52
Class R5
Net assets	$68,708,794
Shares outstanding	3,520,683
Net asset value per share	$19.52
Class T
Net assets	$131,731,965
Shares outstanding	6,931,118
Net asset value per share	$19.01
Maximum offering price per share(a)	$20.17
Class W
Net assets	$254,377,085
Shares outstanding	13,275,420
Net asset value per share	$19.16

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Contrarian Core Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class Y
Net assets	$78,773
Shares outstanding	4,035
Net asset value per share	$19.52
Class Z
Net assets	$1,315,873,875
Shares outstanding	68,278,092
Net asset value per share	$19.27

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Contrarian Core Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$49,447,298
Dividends — affiliated issuers	58,323
Interest	148
Income from securities lending — net	115,720
Foreign taxes withheld	(93,458)
Total income	49,528,031
Expenses:
Investment management fees	16,485,570
Distribution and/or service fees
Class A	1,791,352
Class B	180,025
Class C	812,946
Class R	44,098
Class T	375,898
Class W	466,164
Transfer agent fees
Class A	1,389,762
Class B	35,095
Class C	157,181
Class K(a)	65
Class R	16,995
Class R4(b)	15,831
Class R5(b)	12,682
Class T	243,894
Class W	358,656
Class Z	2,052,729
Administration fees	1,391,706
Plan administration fees
Class K(a)	327
Compensation of board members	72,117
Custodian fees	23,721
Printing and postage fees	226,529
Registration fees	223,549
Professional fees	90,624
Chief compliance officer expenses	1,823
Other	88,458
Total expenses	26,557,797
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(57,718)
Expense reductions	(10,417)
Total net expenses	26,489,662
Net investment income	23,038,369
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	163,695,578
Foreign currency translations	4,158
Net realized gain	163,699,736
Net change in unrealized appreciation (depreciation) on:
Investments	360,841,950
Foreign currency translations	(3,468)
Net change in unrealized appreciation (depreciation)	360,838,482
Net realized and unrealized gain	524,538,218
Net increase in net assets resulting from operations	$547,576,587

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b) For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Contrarian Core Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012(b)	Year Ended September 30, 2011(c)
Operations
Net investment income	$23,038,369	$16,146,219	$7,299,606
Net realized gain	163,699,736	28,611,650	84,355,766
Net change in unrealized appreciation (depreciation)	360,838,482	367,240,798	(227,233,561)
Net increase (decrease) in net assets resulting from operations	547,576,587	411,998,667	(135,578,189)
Distributions to shareholders
Net investment income
Class A	(4,697,565)	(2,560,605)	(298,249)
Class B	(10,684)	—	—
Class C	(38,746)	—	—
Class I	(4,850,120)	(2,810,753)	(147,174)
Class K(d)	(1,091)	(719)	—
Class R	(32,011)	(704)	—
Class R4	(26)	—	—
Class R5	(29)	—	—
Class T	(858,582)	(537,364)	(228,384)
Class W	(848,002)	(470,835)	(161,179)
Class Y	(30)	—	—
Class Z	(9,108,943)	(4,432,162)	(1,778,271)
Net realized gains
Class A	(701,559)	(10,430,378)	—
Class B	(21,731)	(539,119)	—
Class C	(78,810)	(989,703)	—
Class I	(469,252)	(6,421,134)	—
Class K(d)	(137)	(2,421)	—
Class R	(6,918)	(4,502)	—
Class R4	(3)	—	—
Class R5	(3)	—	—
Class T	(136,675)	(2,422,017)	—
Class W	(126,644)	(1,918,363)	—
Class Y	(3)	—	—
Class Z	(1,039,374)	(12,224,234)	—
Total distributions to shareholders	(23,026,938)	(45,765,013)	(2,613,257)
Increase (decrease) in net assets from capital stock activity	678,302,103	296,283,645	982,482,973
Total increase in net assets	1,202,851,752	662,517,299	844,291,527
Net assets at beginning of year	2,097,300,398	1,434,783,099	590,491,572
Net assets at end of year	$3,300,152,150	$2,097,300,398	$1,434,783,099
Undistributed net investment income	$14,004,651	$11,407,953	$6,072,649

(a) Class R4, Class R5 and Class Y are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(c) Class K shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012(b)		Year Ended September 30, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	18,225,919	325,959,827	9,750,851	143,837,218	10,020,992	144,873,952
Fund merger	—	—	—	—	20,212,114	303,837,273
Distributions reinvested	324,479	5,162,466	882,717	12,128,536	18,354	255,641
Redemptions	(8,380,115)	(145,663,821)	(6,936,222)	(101,491,144)	(5,258,930)	(75,612,603)
Net increase	10,170,283	185,458,472	3,697,346	54,474,610	24,992,530	373,354,263
Class B shares
Subscriptions	145,178	2,359,331	83,727	1,137,696	122,651	1,620,731
Fund merger	—	—	—	—	2,516,488	35,329,181
Distributions reinvested	2,140	31,718	40,648	520,704	—	—
Redemptions(d)	(413,094)	(6,987,155)	(770,519)	(10,565,494)	(1,141,664)	(15,777,916)
Net increase (decrease)	(265,776)	(4,596,106)	(646,144)	(8,907,094)	1,497,475	21,171,996
Class C shares
Subscriptions	3,326,904	55,393,030	1,449,195	19,627,067	1,437,827	19,390,341
Fund merger	—	—	—	—	617,699	8,678,618
Distributions reinvested	5,851	86,822	55,020	705,354	—	—
Redemptions	(810,624)	(13,256,327)	(610,574)	(8,319,064)	(503,246)	(6,666,669)
Net increase	2,522,131	42,223,525	893,641	12,013,357	1,552,280	21,402,290
Class I shares
Subscriptions	5,432,112	95,439,363	9,275,311	137,098,256	10,718,323	153,579,476
Fund merger	—	—	—	—	13,605,994	205,416,554
Distributions reinvested	333,287	5,319,260	669,931	9,231,653	10,521	147,157
Redemptions	(8,200,682)	(149,431,991)	(7,544,691)	(110,727,675)	(2,280,992)	(32,975,816)
Net increase (decrease)	(2,435,283)	(48,673,368)	2,400,551	35,602,234	22,053,846	326,167,371
Class K shares(e)
Subscriptions	—	—	—	—	167	2,583
Fund merger	—	—	—	—	7,740	116,844
Distributions reinvested	68	1,084	202	2,795	—	—
Redemptions	—	—	(699)	(10,529)	—	—
Net increase (decrease)	68	1,084	(497)	(7,734)	7,907	119,427
Class R shares
Subscriptions	592,089	10,331,746	336,597	4,914,156	318	4,652
Distributions reinvested	1,626	25,917	373	5,135	—	—
Redemptions	(195,885)	(3,446,570)	(51,284)	(761,250)	(4)	(61)
Net increase	397,830	6,911,093	285,686	4,158,041	314	4,591

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012(b)		Year Ended September 30, 2011(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	2,426,298	47,419,859	—	—	—	—
Redemptions	(58,888)	(1,158,932)	—	—	—	—
Net increase	2,367,410	46,260,927	—	—	—	—
Class R5 shares
Subscriptions	3,760,744	69,564,350	—	—	—	—
Redemptions	(240,061)	(4,579,396)	—	—	—	—
Net increase	3,520,683	64,984,954	—	—	—	—
Class T shares
Subscriptions	54,026	894,428	85,562	1,189,156	55,930	788,208
Distributions reinvested	43,186	681,908	146,871	2,003,321	10,960	151,720
Redemptions	(713,528)	(12,336,857)	(726,028)	(10,516,756)	(1,045,497)	(14,810,309)
Net decrease	(616,316)	(10,760,521)	(493,595)	(7,324,279)	(978,607)	(13,870,381)
Class W shares
Subscriptions	9,467,580	165,936,155	2,622,116	38,500,041	7,743,688	106,692,654
Distributions reinvested	61,220	974,618	173,754	2,389,123	11,569	161,173
Redemptions	(3,015,039)	(55,117,699)	(1,914,803)	(28,426,789)	(1,874,863)	(27,146,720)
Net increase	6,513,761	111,793,074	881,067	12,462,375	5,880,394	79,707,107
Class Y shares
Subscriptions	4,041	80,603	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Redemptions	(6)	(100)	—	—	—	—
Net increase	4,035	80,503	—	—	—	—
Class Z shares
Subscriptions	31,221,824	547,326,731	21,510,360	318,447,204	21,989,221	320,135,583
Distributions reinvested	421,303	6,732,416	698,972	9,645,813	63,653	886,445
Redemptions	(15,316,122)	(269,440,681)	(9,138,525)	(134,280,882)	(10,301,231)	(146,595,719)
Net increase	16,327,005	284,618,466	13,070,807	193,812,135	11,751,643	174,426,309
Total net increase	38,505,831	678,302,103	20,088,862	296,283,645	66,757,782	982,482,973

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b) For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(c) Class K shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(d) Includes conversions of Class B shares to Class A shares, if any.

(e) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Contrarian Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,				Year Ended September 30,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$15.68		$12.63		$12.61		$11.76		$11.89		$15.51
Income from investment operations:
Net investment income	0.13		0.11		0.08		0.04		0.08		0.07
Net realized and unrealized gain (loss)	3.48		3.32		(0.03)		0.87		(0.14)		(2.17)
Total from investment operations	3.61		3.43		0.05		0.91		(0.06)		(2.10)
Less distributions to shareholders:
Net investment income	(0.12)		(0.07)		(0.03)		(0.06)		(0.07)		(0.05)
Net realized gains	(0.02)		(0.31)		—		—		—		(1.47)
Total distributions to shareholders	(0.14)		(0.38)		(0.03)		(0.06)		(0.07)		(1.52)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$19.15		$15.68		$12.63		$12.61		$11.76		$11.89
Total return	23.23%		27.59%		0.39%		7.75%		(0.28%)		(15.35%)
Ratios to average net assets(c)(d)
Total gross expenses	1.15%		1.19	%(e)	1.19	%(f)	1.25%		1.28	%(f)	1.24	%(f)
Total net expenses(g)	1.14	%(h)	1.16	%(e)(h)	1.16	%(f)(h)	1.19	%(h)	1.17	%(f)(h)	1.14	%(f)(i)
Net investment income	0.73%		0.82	%(e)	0.56%		0.32%		0.77%		0.53%
Supplemental data
Net assets, end of period (in thousands)	$913,212		$588,182		$427,039		$111,182		$27,742		$11,187
Portfolio turnover	47%		62%		78%		94%		131%		106%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.53		$11.74		$11.78		$11.02		$11.14		$14.67
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.01		(0.03)		(0.05)		0.01		(0.03)
Net realized and unrealized gain (loss)	3.24		3.09		(0.01)		0.81		(0.13)		(2.03)
Total from investment operations	3.24		3.10		(0.04)		0.76		(0.12)		(2.06)
Less distributions to shareholders:
Net investment income	(0.01)		—		—		—		—		—
Net realized gains	(0.02)		(0.31)		—		—		—		(1.47)
Total distributions to shareholders	(0.03)		(0.31)		—		—		—		(1.47)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$17.74		$14.53		$11.74		$11.78		$11.02		$11.14
Total return	22.32%		26.72%		(0.34%)		6.90%		(1.08%)		(15.96%)
Ratios to average net assets(c)(d)
Total gross expenses	1.90%		1.94	%(e)	1.92	%(f)	2.00%		2.03	%(f)	1.99	%(f)
Total net expenses(g)	1.89	%(h)	1.91	%(e)(h)	1.90	%(f)(h)	1.94	%(h)	1.92	%(f)(h)	1.89	%(f)(i)
Net investment income (loss)	(0.02%)		0.05	%(e)	(0.19%)		(0.46%)		0.12%		(0.22%)
Supplemental data
Net assets, end of period (in thousands)	$16,396		$17,292		$21,560		$3,991		$3,428		$3,629
Portfolio turnover	47%		62%		78%		94%		131%		106%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$14.55		$11.76		$11.80		$11.03		$11.15		$14.68
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.01		(0.03)		(0.05)		0.01		(0.03)
Net realized and unrealized gain (loss)	3.25		3.09		(0.01)		0.82		(0.13)		(2.03)
Total from investment operations	3.25		3.10		(0.04)		0.77		(0.12)		(2.06)
Less distributions to shareholders:
Net investment income	(0.01)		—		—		—		—		—
Net realized gains	(0.02)		(0.31)		—		—		—		(1.47)
Total distributions to shareholders	(0.03)		(0.31)		—		—		—		(1.47)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$17.77		$14.55		$11.76		$11.80		$11.03		$11.15
Total return	22.36%		26.68%		(0.34%)		6.98%		(1.08%)		(15.95%)
Ratios to average net assets(c)(d)
Total gross expenses	1.90%		1.94	%(e)	1.95	%(f)	2.00%		2.03	%(f)	1.99	%(f)
Total net expenses(g)	1.89	%(h)	1.91	%(e)(h)	1.92	%(f)(h)	1.94	%(h)	1.92	%(f)(h)	1.89	%(f)(i)
Net investment income (loss)	(0.02%)		0.07	%(e)	(0.22%)		(0.44%)		0.03%		(0.21%)
Supplemental data
Net assets, end of period (in thousands)	$115,940		$58,257		$36,559		$18,368		$7,094		$1,718
Portfolio turnover	47%		62%		78%		94%		131%		106%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,			Year Ended September 30,
Class I	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$15.78	$12.71		$12.69		$12.70
Income from investment operations:
Net investment income	0.21	0.17		0.14		0.01
Net realized and unrealized gain (loss)	3.49	3.34		(0.03)		(0.02)
Total from investment operations	3.70	3.51		0.11		(0.01)
Less distributions to shareholders:
Net investment income	(0.19)	(0.13)		(0.09)		—
Net realized gains	(0.02)	(0.31)		—		—
Total distributions to shareholders	(0.21)	(0.44)		(0.09)		—
Net asset value, end of period	$19.27	$15.78		$12.71		$12.69
Total return	23.73%	28.12%		0.81%		(0.08%)
Ratios to average net assets(c)(d)
Total gross expenses	0.70%	0.75	%(e)	0.76	%(f)	0.85	%(e)
Total net expenses(g)	0.70%	0.75	%(e)	0.76	%(f)(h)	0.85	%(e)(h)
Net investment income	1.17%	1.24	%(e)	0.99%		4.99	%(e)
Supplemental data
Net assets, end of period (in thousands)	$424,376	$385,802		$280,304		$2
Portfolio turnover	47%	62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to Septermber 30, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,			Year Ended September 30,
Class K(a)	2013	2012(b)		2011(c)
Per share data
Net asset value, beginning of period	$15.77	$12.70		$14.93
Income from investment operations:
Net investment income	0.15	0.13		0.06
Net realized and unrealized gain (loss)	3.51	3.34		(2.29)
Total from investment operations	3.66	3.47		(2.23)
Less distributions to shareholders:
Net investment income	(0.15)	(0.09)		—
Net realized gains	(0.02)	(0.31)		—
Total distributions to shareholders	(0.17)	(0.40)		—
Net asset value, end of period	$19.26	$15.77		$12.70
Total return	23.40%	27.74%		(14.94%)
Ratios to average net assets(d)(e)
Total gross expenses	1.00%	1.05	%(f)	1.05	%(f)(g)
Total net expenses(h)	1.00%	1.05	%(f)	1.05	%(f)(g)(i)
Net investment income	0.87%	0.93	%(f)	0.72	%(f)
Supplemental data
Net assets, end of period (in thousands)	$144	$117		$100
Portfolio turnover	47%	62%		78%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(c)  For the period from March 7, 2011 (commencement of operations) to September 30,2011.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class R	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$15.68		$12.63		$12.61		$12.62
Income from investment operations:
Net investment income	0.08		0.08		0.05		0.00	(c)
Net realized and unrealized gain (loss)	3.49		3.32		(0.03)		(0.01)
Total from investment operations	3.57		3.40		0.02		(0.01)
Less distributions to shareholders:
Net investment income	(0.08)		(0.04)		—		—
Net realized gains	(0.02)		(0.31)		—		—
Total distributions to shareholders	(0.10)		(0.35)		—		—
Net asset value, end of period	$19.15		$15.68		$12.63		$12.61
Total return	22.93%		27.34%		0.16%		(0.08%)
Ratios to average net assets(d)(e)
Total gross expenses	1.39%		1.42	%(f)	1.44	%(g)	1.44	%(f)
Total net expenses(h)	1.39	%(i)	1.41	%(f)(i)	1.39	%(g)(i)	1.44	%(f)(i)
Net investment income	0.46%		0.59	%(f)	0.32%		4.34	%(f)
Supplemental data
Net assets, end of period (in thousands)	$13,102		$4,489		$6		$2
Portfolio turnover	47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30,2010.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Contrarian Core Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$15.84
Income from investment operations:
Net investment income	0.16
Net realized and unrealized gain	3.70
Total from investment operations	3.86
Less distributions to shareholders:
Net investment income	(0.16)
Net realized gains	(0.02)
Total distributions to shareholders	(0.18)
Net asset value, end of period	$19.52
Total return	24.61%
Ratios to average net assets(b)
Total gross expenses	0.89	%(c)
Total net expenses(d)	0.89	%(c)(e)
Net investment income	1.04	%(c)
Supplemental data
Net assets, end of period (in thousands)	$46,212
Portfolio turnover	47%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Contrarian Core Fund

Financial Highlights (continued)

Class R5	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$15.84
Income from investment operations:
Net investment income	0.15
Net realized and unrealized gain	3.73
Total from investment operations	3.88
Less distributions to shareholders:
Net investment income	(0.18)
Net realized gains	(0.02)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$19.52
Total return	24.75%
Ratios to average net assets(b)
Total gross expenses	0.75	%(c)
Total net expenses(d)	0.75	%(c)
Net investment income	1.01	%(c)
Supplemental data
Net assets, end of period (in thousands)	$68,709
Portfolio turnover	47%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class T	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$15.56		$12.54		$12.51		$11.67		$11.80		$15.40
Income from investment operations:
Net investment income	0.12		0.10		0.06		0.03		0.08		0.06
Net realized and unrealized gain (loss)	3.47		3.29		—		0.86		(0.14)		(2.15)
Total from investment operations	3.59		3.39		0.06		0.89		(0.06)		(2.09)
Less distributions to shareholders:
Net investment income	(0.12)		(0.06)		(0.03)		(0.05)		(0.07)		(0.04)
Net realized gains	(0.02)		(0.31)		—		—		—		(1.47)
Total distributions to shareholders	(0.14)		(0.37)		(0.03)		(0.05)		(0.07)		(1.51)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$19.01		$15.56		$12.54		$12.51		$11.67		$11.80
Total return	23.22%		27.49%		0.43%		7.68%		(0.35%)		(15.37%)
Ratios to average net assets(c)(d)
Total gross expenses	1.20%		1.24	%(e)	1.26	%(f)	1.30%		1.33	%(f)	1.29	%(f)
Total net expenses(g)	1.19	%(h)	1.21	%(e)(h)	1.21	%(f)(h)	1.24	%(h)	1.22	%(f)(h)	1.19	%(f)(i)
Net investment income	0.68%		0.77	%(e)	0.44%		0.24%		0.81%		0.48%
Supplemental data
Net assets, end of period (in thousands)	$131,732		$117,457		$100,805		$112,862		$117,161		$132,272
Portfolio turnover	47%		62%		78%		94%		131%		106%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class W	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$15.69		$12.64		$12.61		$12.62
Income from investment operations:
Net investment income	0.13		0.11		0.08		0.00	(c)
Net realized and unrealized gain (loss)	3.48		3.32		(0.02)		(0.01)
Total from investment operations	3.61		3.43		0.06		(0.01)
Less distributions to shareholders:
Net investment income	(0.12)		(0.07)		(0.03)		—
Net realized gains	(0.02)		(0.31)		—		—
Total distributions to shareholders	(0.14)		(0.38)		(0.03)		—
Net asset value, end of period	$19.16		$15.69		$12.64		$12.61
Total return	23.21%		27.57%		0.47%		(0.08%)
Ratios to average net assets(d)(e)
Total gross expenses	1.14%		1.19	%(f)	1.20	%(g)	1.19	%(f)
Total net expenses(h)	1.14	%(i)	1.16	%(f)(i)	1.16	%(g)(i)	1.19	%(f)(i)
Net investment income	0.73%		0.83	%(f)	0.54%		4.64	%(f)
Supplemental data
Net assets, end of period (in thousands)	$254,377		$106,075		$74,302		$2
Portfolio turnover	47%		62%		78%		94%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Annualized.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Contrarian Core Fund

Financial Highlights (continued)

Class Y	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$15.84
Income from investment operations:
Net investment income	0.24
Net realized and unrealized gain	3.64
Total from investment operations	3.88
Less distributions to shareholders:
Net investment income	(0.18)
Net realized gains	(0.02)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$19.52
Total return	24.79%
Ratios to average net assets(b)
Total gross expenses	0.72	%(c)
Total net expenses(d)	0.72	%(c)
Net investment income	1.60	%(c)
Supplemental data
Net assets, end of period (in thousands)	$79
Portfolio turnover	47%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to August 31,2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Contrarian Core Fund

Financial Highlights (continued)

	Year Ended August 31,				Year Ended September 30,
Class Z	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$15.78		$12.71		$12.68		$11.83		$11.97		$15.60
Income from investment operations:
Net investment income	0.17		0.15		0.11		0.07		0.11		0.11
Net realized and unrealized gain (loss)	3.50		3.34		(0.01)		0.86		(0.15)		(2.18)
Total from investment operations	3.67		3.49		0.10		0.93		(0.04)		(2.07)
Less distributions to shareholders:
Net investment income	(0.16)		(0.11)		(0.07)		(0.08)		(0.10)		(0.09)
Net realized gains	(0.02)		(0.31)		—		—		—		(1.47)
Total distributions to shareholders	(0.18)		(0.42)		(0.07)		(0.08)		(0.10)		(1.56)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)	—
Net asset value, end of period	$19.27		$15.78		$12.71		$12.68		$11.83		$11.97
Total return	23.50%		27.91%		0.72%		7.93%		(0.01%)		(15.11%)
Ratios to average net assets(c)(d)
Total gross expenses	0.90%		0.94	%(e)	0.96	%(f)	1.00%		1.03	%(f)	0.99	%(f)
Total net expenses(g)	0.89	%(h)	0.91	%(e)(h)	0.91	%(f)(h)	0.94	%(h)	0.92	%(f)(h)	0.89	%(f)(i)
Net investment income	0.98%		1.08	%(e)	0.76%		0.54%		1.09%		0.77%
Supplemental data
Net assets, end of period (in thousands)	$1,315,874		$819,630		$494,107		$344,081		$247,974		$173,479
Portfolio turnover	47%		62%		78%		94%		131%		106%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Contrarian Core Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares commenced operations on November 8, 2012. Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2013
31

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2013

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2013
32

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2013

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and

Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.62% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Annual Report 2013
33

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2013

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning November 8, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended August 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19	*
Class R5	0.05	*
Class T	0.19
Class W	0.19
Class Z	0.19

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the Year Ended August 31, 2013, these minimum account balance fees reduced total expenses by $10,417.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The annualized

Annual Report 2013
34

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2013

effective shareholder services fee rate for the year ended August 31, 2013 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,263,126 for Class A, $6,679 for Class B, $7,372 for Class C and $10,288 for Class T shares for the year ended August 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	February 1, 2013 through December 31, 2013	Prior to February 1, 2013
Class A	1.20%	1.16%
Class B	1.95	1.91
Class C	1.95	1.91
Class I	0.81	0.78
Class K	1.11	1.08
Class R	1.45	1.41
Class R4	0.95	0.91	*
Class R5	0.86	0.83	*
Class T	1.25	1.21
Class W	1.20	1.16
Class Y	0.81	0.78	*
Class Z	0.95	0.91

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R4, Class R5 and Class Y shares) through January 31, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, re-characterization of distributions for investments, and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$4,158
Accumulated net realized loss	(4,158)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2013	2012
Ordinary income	$21,254,253	$10,813,142
Long-term capital gains	1,772,686	34,951,871
Total	$23,026,939	$45,765,013

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$63,872,947
Undistributed accumulated long-term gain	104,029,435
Unrealized appreciation	723,049,644

At August 31, 2013, the cost of investments for federal income tax purposes was $2,584,210,678 and the aggregate gross

Annual Report 2013
35

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2013

unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$731,377,007
Unrealized depreciation	(8,327,363)
Net unrealized appreciation/depreciation	$723,049,644

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,835,280,261 and $1,230,590,881, respectively, for the year ended August 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended August 31, 2013 is disclosed in the Statement of Operations.

The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At August 31, 2013, one unaffiliated shareholder account owned an aggregate of 15.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 31% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 10. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Fundamental Value Fund, a series of RiverSource Managers Series, Inc (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 15, 2011. The purpose of the

Annual Report 2013
36

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2013

transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $900,258,998 and the combined net assets immediately after the acquisition were $1,453,637,468.

The merger was accomplished by a tax-free exchange of 105,198,809 shares of the acquired fund valued at $553,378,470 (including $147,202,771 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	20,212,114
Class B	2,516,488
Class C	617,699
Class I	13,605,994
Class R4	7,740

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on October 1, 2010 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended September 30, 2011 would have been approximately $9.4 million, $110 million, $(170.1) million and $(50.7) million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements,

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37

Columbia Contrarian Core Fund

Notes to Financial Statements (continued)

August 31, 2013

fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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38

Columbia Contrarian Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Contrarian Core Fund (the "Fund") (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 22, 2013

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39

Columbia Contrarian Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	83.48%
Dividends Received Deduction	80.28%
Capital Gain Dividend	$111,092,227

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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Columbia Contrarian Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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Columbia Contrarian Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

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Columbia Contrarian Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

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Columbia Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement

On June 14, 2013, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Contrarian Core Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•  The terms and conditions of the Advisory Agreement;

•  The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

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Columbia Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2012, the Fund's performance was in the 12th, 18th and 6th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund supported the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the 4th and 3rd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds

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Columbia Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

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Columbia Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Columbia Contrarian Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
49

Columbia Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN133_08_C01_(10/13)

Annual Report August 31, 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Performance Overview

Performance Summary

>	Active Portfolios® Multi-Manager Alternative Strategies Fund (the Fund) Class A shares returned 5.53% for the 12-month period that ended August 31, 2013.

>	The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.07% over the same period.

>	The Fund’s outperformance can be attributed primarily to effective implementation of various alternative strategies.

Average Annual Total Returns (%) (for period ended August 31, 2013)
	Inception	1 Year	Life
Class A	04/23/12	5.53	4.28
Citigroup 3-Month U.S. Treasury Bill Index		0.07	0.07

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 23, 2012 — August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D.

John Liew, Ph.D.

Brian Hurst

Yao Hua Ooi

Eaton Vance Management

John Baur

Michael Cirami, CFA

Eric Stein, CFA

Wasatch Advisors, Inc.

Michael Shinnick

Ralph Shive, CFA

Water Island Capital, LLC

John Orrico, CFA

Todd Munn

Roger Foltynowicz, CAIA

Gregg Loprete

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Active Portfolios® Multi-Manager Alternative Strategies Fund is managed by four independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2013, AQR Capital Management, LLC (AQR), Eaton Vance Management (Eaton Vance), Wasatch Advisors, Inc. (Wasatch) and Water Island Capital, LLC (Water Island) managed approximately 25%, 23%, 32% and 20% of the portfolio, respectively.

While the Fund’s benchmark is the Citigroup 3-Month U.S. Treasury Bill Index, Wasatch also compares the performance of its portion of the Fund to the S&P 500 Index.

For the 12-month period that ended August 31, 2013, the Fund’s Class A shares returned 5.53%. The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.07% over the same period. The Fund’s outperformance can be attributed primarily to effective implementation of various alternative strategies.

Developed Market Central Bank Actions Drove Global Asset Prices

The actions of the world’s major central banks were the key driver of asset prices during the 12 months ended August 31, 2013. The annual period began with investors still cheering a pledge made by the European Central Bank (ECB) in late 2012 to do whatever it takes to keep the eurozone intact. The ECB followed up in September with a plan to support the bond markets of eurozone governments approved for aid from the region’s rescue fund and submit to austerity measures. One week later, the U.S. Federal Reserve (the Fed) embarked on what was dubbed QE3, its third round of quantitative easing since the 2008 financial crisis. Then, in January 2013, the Fed increased the size of the bond purchases it was making under QE3 after a bond-swapping program known as Operation Twist expired. In Japan, new political leadership pushed for more aggressive monetary easing, and the Bank of Japan responded with a bond-buying program much larger than the Fed’s as a percentage of Gross Domestic Product.

While central bank policies were generally supportive of asset prices during the first eight months of the annual period, comments made by Fed Chair Bernanke later in the annual period were not. In May 2013, Bernanke stated the Fed could start tapering its bond purchases within the next few months. He reiterated those remarks in June and went on to say the central bank could end its purchases entirely by mid-2014, provided the economy met its forecasts. Fears of waning Fed support triggered a broad sell-off in the global financial markets, higher interest rates across most major markets and the unwinding of carry trades (long positions in high-yielding currencies funded with short positions in low-yielding currencies). The unwinding of carry trades caused most emerging market currencies to weaken versus the U.S. dollar. In addition, the general decline in risk appetites prompted investors to pull capital out of many emerging countries, which pushed bond yields higher in the majority of those markets. In the U.S., the Treasury yield curve steepened, meaning the differential in yields between shorter-term and longer-term maturities widened, as longer-term maturities sold off on tapering expectations (the Fed buys bonds further out on the yield curve), while expectations of the Fed’s policy rate, a proxy for the short-term end of the yield curve, staying anchored near zero for an extended period of time remained largely unchanged.

4	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

Money management firms delivered results based on a variety of alternative strategies

AQR: Our portion of the Fund, which pursues an active managed futures strategy, outperformed the benchmark during the reporting period. We invest in futures and forward contracts, both long and short, across the global equity, fixed income, commodity and currency markets. In implementing our strategy, we utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as taking long positions in markets that are rising in price and taking short positions in markets that are falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and seek to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

Following concerns about European stability, the third quarter of 2012 saw positive economic surprises and accommodative monetary policy actions by the ECB and the U.S. Fed, which supported risk markets. This led to relatively bullish positioning within our portion of the Fund at the start of September 2012, with an expected portfolio beta to the S&P 500 Index of +0.6. (Beta is a measure of systematic risk of a security or portfolio in relation to the market as a whole.) Aside from brief early November and late December dips due to deteriorating negotiations to fix the fiscal cliff, we maintained such bullish positioning into 2013. Market trends remained bullish through March 2013, but turned bearish later in the period over concerns of tightening by the Fed and a credit squeeze in China. Such conditions led our portion of the Fund to end August 2013 with a beta of +0.2.

By asset class, equities and currencies contributed positively to our portion of the Fund’s performance during the period, while fixed income and commodities detracted. By signal, short-term trend-following detracted, while long-term trend-following and overextended trend signals contributed positively. Long-term trend-following signals performed well, particularly in equities and currencies. Shorter-term signals were weaker, as there were a number of reversals, especially in May and June 2013, that hurt these types of signals. Overextended signals, which attempt to identify trends that have gone too far and are due for reversals, contributed strongly to performance, as reversals were identified in various asset classes. Such differing results indicate, in our view, that our strategy of diversifying our strategy across many horizons of trend following is prudent given the difficulty in predicting which market environment will prevail.

Eaton Vance: Our portion of the Fund, which employs a global macro long/short fixed income strategy, underperformed the benchmark during the period, as its diversified mix of long and short investments primarily focused on currencies and sovereign credit around the world produced modestly negative returns. More specifically, a long position in the Indian rupee was the biggest detractor from returns. A long position in the Philippine peso was also a negative contributor, similarly impacted by U.S. Fed tapering expectations and outflows from its equity market. A long position in New Zealand interest rates — employed as a hedge for other long risk positions — detracted as rates across much of the globe rose, again on U.S. Fed tapering expectations. Also detracting from our portion of the Fund’s results was duration positioning. During the period, our portion of the Fund maintained its duration slightly longer than that of the benchmark. As interest rates globally increased, this modestly long duration negatively impacted performance.

Portfolio Breakdown (%) (at August 31, 2013)
	Long		Short		Net
Common Stocks	42.6		(5.6)		37.0
Consumer Discretionary	6.1		(1.9)		4.2
Consumer Staples	3.1		(0.1)		3.0
Energy	8.2		(0.3)		7.9
Financials	7.2		(1.7)		5.5
Health Care	4.9		(0.2)		4.7
Industrials	2.5		(0.0	)(a)	2.5
Information Technology	7.9		(0.7)		7.2
Materials	2.0		(0.0	)(a)	2.0
Telecommunication Services	0.7		(0.4)		0.3
Utilities	0.0	(a)	(0.3)		(0.3)
Preferred Stocks	0.2		—		0.2
Financials	0.2		—		0.2
Bonds	16.4		(0.3)		16.1
Corporate Bonds & Notes	7.1		(0.3)		6.8
Convertible Bonds	1.1		—		1.1
Foreign Government Obligations	6.8		—		6.8
Inflation Indexed Bonds	1.4		—		1.4
Exchange-Traded Funds	0.0	(a)	(1.0)		(1.0)
Exchange-Traded Notes	0.0		(0.0	)(a)	(0.0	)(a)
Options Purchased Calls	0.1		—		0.1
Options Purchased Puts	0.1		—		0.1
Treasury Bills	19.0		—		19.0
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	28.5		—		28.5
Total	106.9		(6.9)		100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds (amounting to $169.0 million) which have been segregated to cover obligations related to the Fund’s investment in derivatives which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

Annual Report 2013	5

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

Market Exposure Through Derivatives Investments (% of notional exposure) (at August 31, 2013)(a)
Fixed Income Derivative Contracts	(157.7)
Commodities Derivative Contracts	(0.7)
Equity Derivative Contracts	9.7
Forward Foreign Currency Exchange Contracts	48.7
Total Notional Market Value of Derivative Contracts	(100.0)

(a)	The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. Reflects notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each derivative contract are shown in the Consolidated Portfolio of Investments. At period end, the notional amount of all outstanding derivative contracts is ($363,073,001). For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the consolidated financial statements. At period end, the Fund held investments in an affiliated money market fund (amounting to $167.8 million), which have been segregated to cover obligations relating to the Fund’s investment in derivatives. For further information on these holdings, see the Portfolio Holdings table below and the Consolidated Portfolio of Investments.

Factors positively impacting returns included a long position in the Serbian dinar versus the euro, which was the top contributor to returns during the period. Serbia moved closer to European Union membership, which was perceived as positively impacting its trade status. A short position in the Japanese yen was also beneficial to returns as new Prime Minister Shinzo Abe pushed for higher inflation and a weaker currency as keys to stimulate decades of sluggish economic growth. A long position in the Nigerian naira added value as the country’s local debt was added to a major index, oil prices moved higher and its short-term currency instruments offered relatively attractive yields.

Wasatch: Our portion of the Fund, which implements a long/short equity strategy, outperformed the benchmark with double-digit gains during the period.

The strongest contributing sectors on a relative basis were information technology, energy and telecommunication services, where stock selection in long positions proved particularly effective. Amongst our portion of the Fund’s short positions, utilities and energy were the strongest contributors. Conversely, security selection in materials and underweight allocations to the comparatively strong performing health care and consumer staples sectors detracted most significantly. Amongst our portion of the Fund’s short positions, consumer discretionary, telecommunication services and health care detracted most.

The biggest individual contributors to our portion of the Fund’s results were energy drilling company Patterson-UTI Energy, computer hardware manufacturer Silicon Graphics International and auto manufacturer General Motors. Positions in fertilizer manufacturer Mosaic, tire manufacturer Goodyear Tire & Rubber and gold mining company Yamana Gold detracted most from our portion of the Fund’s relative results.

Water Island: Our portion of the Fund’s portfolio, which employs a variety of alternative strategies, outperformed the benchmark during the period. While all four of the sub-strategies we use contributed positively to performance on an absolute basis, the credit special situations sleeve, led by an investment in Globalstar, was the top contributor to our portion of the Fund’s portfolio. Within the credit special situations sleeve, our team’s focus on short-duration, more catalyst-driven idiosyncratic corporate events helped insulate the Fund’s position from interest rate risk and overall volatility, especially in the last several months of the period when fears concerning rising interest rates and a pullback by the Fed caused significant disruption in the markets.

A handful of terminated merger deals caused a drag on performance in the merger arbitrage sub-strategy. Nonetheless, a number of successfully completed and still pending merger deals brought the merger arbitrage sub-strategy to be the second best contributor for the period. Among the top contributors within the merger arbitrage sleeve were the acquisitions of Clearwire by SprintNextel and of Copeinca by Pacific Andes Resources. On a relative basis, the merger-related credit and equity special situations sleeve also contributed, but more modestly.

Our event-driven strategy does not target specific sectors with its investments, but rather idiosyncratic corporate events such as mergers and acquisitions. That said, telecommunication services, energy and consumer discretionary were the top contributors during the period, led by the aforementioned Globalstar and Clearwire events as well as by the acquisition of MetroPCS by T-Mobile and the acquisition of Plains Exploration and Production by Freeport-McMoRan Copper & Gold. The only significant detractor from performance was materials, primarily a result of terminated merger deals involved Finders Mines, Sundance Resources and Whitehaven Coal.

6	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

Changes to the Fund’s Portfolio Based on Strategy Implementation

AQR: In equities, our portion of the Fund began the period with long positions across virtually all developed and emerging equity markets within our investment universe. Global markets rose through the end of September 2012 and continued their rally into the end of 2012 on positive news when the Fed announced its third round of quantitative easing and the Bank of Japan expanded its asset purchasing program. As a result, our portion of the Fund benefited from its consistent and significant long view across equity markets. Our portion of the Fund ended August 2013 mostly long across most developed markets, with short positions in some emerging equity markets, specifically South Korea, China and Taiwan.

In fixed income, our portion of the Fund began the period with mostly long positions, with the largest positions in Japanese, U.K. and U.S. bonds, but also with modest short positions in Australian short-duration bonds, U.S. short-duration bonds and Canadian and Swiss short-term interest rate futures. Global bond markets rallied on weak macroeconomic data, renewed European sovereign debt concerns and the ECB’s interest rate cut in the second half of 2012. Reduced risk aversion early in 2013 led to global declines in assets traditionally considered safe havens, which resulted in losses early in the first quarter of 2013. Global fixed income markets dropped sharply in May 2013 on fears of tightening by the Fed. In June 2013, we switched to short positioning in the asset class, which helped our portion of the Fund’s performance. We ended August 2013 with short positions in virtually all bond futures and nearly all short-term interest rate futures, as long-term and short-term signals were bearish in July and August following the sharp reversal in the second quarter of 2013.

In commodities, our portion of the Fund began the period with its largest long positions in gasoline, soybeans and gas oil and its largest short positions in aluminum, lean hogs and zinc. Following a rally earlier in 2012, most commodities’ prices declined in late 2012 on news of slowing economic growth in China and a warm winter in the U.S. After an initial rally in early 2013, commodities declined broadly again, this time on declining emerging markets growth and a credit squeeze in China — with the exception of energy commodities. Our portion of the Fund benefited from these declines, as we had positioned the asset class with short positions across most commodities. However, our portion of the Fund was hurt in August as commodities bounced back on drought in the U.S. Midwest and geopolitical risk due to the civil war in Syria. Our portion of the Fund finished August 2013 with a mix of long and short positions in commodities.

In the currency markets, our portion of the Fund entered September 2012 with strong short positions in the euro, the Japanese yen and the U.S. dollar, with long positions in the Australian dollar, Canadian dollar, British pound and Norwegian krone, and with a mix of long and short positions in emerging market currencies. As the European crisis persisted, the ECB’s steps to maintain the European Monetary Union caused a reversal that hurt our portion of the Fund’s performance. In late 2012 and early 2013, our portion of the Fund’s short position in the Japanese yen against other currencies led to significant gains, as the yen fell significantly due to large-scale efforts by the Bank of Japan to weaken the yen and raise inflation targets and expectations. Choppiness in the euro in January 2013 persisted through early 2013. Short positions in the euro and long positions in riskier currencies detracted from our portion of the Fund’s results during the second quarter of 2013, as risk assets declined broadly while the euro rallied on

Investment Risks

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, certain types of commodities instruments are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Investments in asset-backed and mortgage-backed securities are subject to prepayment risk which can limit the potential for gain during a declining interest rate environment and increases the potential for loss in a rising interest rate environment. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. See the Fund’s prospectus for information on these and other risks.

Annual Report 2013	7

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

increased agreement on moving from austerity to stimulus and support. Our portion of the Fund ended August 2013 strongly short the Norwegian krone, New Zealand dollar, Canadian dollar and Australian dollar, long the euro and with a mix of long and short positions in various emerging market currencies.

Eaton Vance: The most notable changes within our portion of the Fund took place within the Asia region amidst increased volatility — particularly in the currency markets — toward the latter part of the period. As mentioned earlier, many emerging market currencies experienced heightened volatility as expectations for the U.S. Fed tapering its asset purchase program increased. We removed a long position in the Chinese yuan, booking a solid gain. We also eliminated a long position in the South Korean won, as a weaker Japanese yen could have implications for exports. A long position in the Malaysian ringgit was transitioned to a short position, as the country’s foreign currency reserves and current account surplus both eroded. We increased our portion of the Fund’s short position in the Japanese yen, as new Prime Minister Shinzo Abe’s sweeping victory in the December 2012 elections made it clear aggressive monetary policy would likely ensue. Outside of Asia, we established a short position in the British pound, as a new central bank governor with dovish undertones took control of the Bank of England. We opportunistically exited a long position in the Polish zloty in favor of a long position in interest rates, as the Polish central bank transitioned to a rate-cutting cycle to support economic growth. A long position in Venezuelan credit was transitioned to a short position in credit as the political and economic environment there deteriorated in the wake of former President Hugo Chavez’s passing. Our portion of the Fund’s duration position remained unchanged at the end of the period.

Wasatch: During the period, we initiated a new short position in perennially struggling retailer J.C. Penney. We took the position after the announcement of a share sale by significant owner Vornado Realty Trust. There was also a large debt issuance in which the majority of the firm’s real estate assets were pledged. J.C. Penney is representative of the type of short position we look for — a company with a highly leveraged balance sheet, negative cash flow and facing significant operating challenges to return to profitability let alone sustain its current valuation.

Overall, as of August 31, 2013, our portion of the Fund was most significantly overweight relative to the S&P 500 Index in energy. The overweight position includes companies in energy services, like Halliburton, that have performed well. We reduced our portion of the Fund’s weighting in land drillers on the price spike in early 2013. The Fund’s holdings in offshore drillers, such as Ensco, lagged, and we added to certain positions on weakness. Our portion of the Fund was also modestly overweight relative to the S&P 500 Index in materials at the end of the annual period. Our portion of the Fund was most significantly underweight relative to the S&P 500 Index in consumer staples at the end of the annual period given our belief that the sector is expensive. In August 2013, we initiated a position in Wal-Mart Stores, considered a consumer staple as it is the largest grocer in the U.S. We expect to see that position grow, as the company has significant cash flows and shows a willingness to buy back stock. On August 31, 2013, our portion of the Fund was also underweight relative to the S&P 500 Index in the health care, financials, industrials, utilities, telecommunication services and information technology sectors and was rather neutrally weighted to the S&P 500 Index in consumer discretionary.

Water Island: The aforementioned Clearwire (acquirer SprintNextel) and Plains Exploration (acquirer Freeport-McMoRan Copper & Gold) as well as Exxon

8	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

Mobil’s purchase of Celtic Exploration were three new deals added to our portion of the Fund’s portfolio during the period. All three of these deals were completed successfully during the period and were amongst our portion of the Fund’s top contributors. Typically, when a merger transaction completes, we do not have to make a sale in the market to unwind a position; the shares are taken up in the corporate action.

Also, in addition to our portion of the Fund’s investment in Globalstar, mentioned earlier, we initiated a position in Yellow Media, a holding corporation of companies specializing in digital advertising and marketing solutions. Yellow Media undertook a voluntary balance sheet restructuring under the Canada Business Corporation Act, which provides a procedure allowing corporations to rearrange their debt obligations. We established a position in Yellow Media cross the capital structure, based on rigorous fundamental credit and scenario analysis.

While our strategy does not allocate to a particular sector but rather to specific corporate events, noticeable shifts in sector exposure during the period included an increase in consumer staples and telecommunication services and a decrease in industrials.

Looking ahead

AQR: Overall, gains in equities and currencies counterbalanced losses in fixed income in our portion of the Fund’s portfolio during the period, and long-term momentum and overextended signal gains exceeded losses from our shorter-term signals. We believe the period ended August 31, 2013 continued to illustrate the importance of our portion of the Fund’s construction, which emphasizes diversification across asset classes as well as diversification across signals.

Eaton Vance: Clearly, the actions of developed market central banks drove returns in the global financial markets during the period, and we currently expect this to continue for some time going forward. Generally, unconventional monetary policy remains the most effective tool to combat deflationary pressures and the inability of governments to address fiscal imbalances and implement prudent economic reforms. With this in mind, we currently believe the Fed is likely to ultimately continue its bond buying program, as U.S. economic data falls short of projections. We also believe the Bank of Japan is likely to press forward with its aggressive policies and the Bank of England, under the leadership of a new governor, is likely to become more accommodative.

Among developing economies, we believe the responses to the ultra-loose monetary policies of the developed world will likely vary from country to country. Such variances could provide investment opportunities, as asset prices may well remain disconnected from fundamentals. Furthermore, as monetary policies continue to shift over the coming months, we currently expect volatility to continue to remain dominant within the currency, credit and interest rate markets. In turn, there are still numerous opportunities, in our view, to search for investments where we believe asset prices are dislocated from, but should ultimately move toward, a country’s fundamentals over time.

Wasatch: For most of the period, our portion of the Fund was positioned approximately 80% long and 10% short, with the remainder in cash and cash equivalents, reflecting a constructive outlook for equities based in part on investors seeking returns in a market increasingly concerned about the risk of holding fixed income instruments. At the end of the period, our portion of the Fund remained at a 70% net long position, as we continued to believe we are able to find stocks with

Annual Report 2013	9

Active Portfolios® Multi-Manager Alternative Strategies Fund

Manager Discussion of Fund Performance (continued)

meaningful upside potential. While the manner in which the Fed’s quantitative easing is tapered may well draw significant scrutiny, we continue to believe the U.S. economy is still recovering and accommodation from the central bank is likely to persist.

Water Island: At present, we believe global equity and credit markets will likely remain volatile as the U.S. Fed transitions its policies to accommodate any changes in economic growth. We also believe any stability in the U.S. Treasury market would be influential in, and a sign of, lessening fear among global investors. More volatile markets typically provide our strategy with attractive entry points in many of the deals and events we track around the globe. We believe rising interest rates, when they do materialize, may serve to buttress merger arbitrage returns, and if accompanied by strengthening macroeconomic conditions, will likely mean a more robust deal environment as well. Market action toward the end of the period gave us the opportunity to demonstrate how the drivers of returns in merger arbitrage are distinct and counter to the behavior of other asset classes. For our credit strategies, we currently intend to remain focused on positions we believe are likely to hold up well in a volatile market, such as names in the merger-related space and post-reorganization refinancing space, with the most definitive timelines. At the end of the period, we found situations in which the expected time to the completion of the event is three to six months in duration to be the most attractive. Given current market conditions, our equity special situations team sees corporations under pressure to maximize shareholder value, leading to activist scenarios, split offs, and tax-efficient restructurings like real estate investment trust (REIT) conversions. In the near term, we expect such events to be primary areas of opportunity. Our equity special situations team expects to focus on maintaining hedging strategies to mitigate market beta, or volatility, exposure. While these hedges may reduce potential gains in bull markets, they may also serve to reduce volatility in down markets, and they adhere to the strategy’s fundamental market neutral core. We seek to continue to avoid those transactions for which our risk-taking is not well compensated and remain focused on what we consider to be solid, strategic transactions underpinned by strong strategic rationales.

10	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.80	1,016.75	8.34	8.39	1.66

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

Annual Report 2013	11

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 38.0%
Issuer	Shares	Value ($)
Consumer Discretionary 5.4%
Auto Components 0.3%

Cooper Tire & Rubber Co.	64,213	2,050,321

Automobiles 0.8%

General Motors Co.(a)(b)(i)	160,170	5,458,593

Diversified Consumer Services 0.4%

Outerwall, Inc.(a)(i)	45,546	2,831,595

Household Durables 0.2%

iRobot Corp.(a)	32,367	1,057,430

Leisure Equipment & Products 0.1%

Steinway Musical Instruments, Inc.(a)	23,915	962,818

Media 1.5%

Belo Corp., Class A	118,695	1,678,348

Interpublic Group of Companies, Inc. (The)	301,846	4,745,019

Kabel Deutschland Holding AG	30,514	3,464,246

Total		9,887,613

Multiline Retail 1.0%

Saks, Inc.(a)(i)	79,629	1,268,490

Target Corp.	79,418	5,027,953

Total		6,296,443

Specialty Retail 1.1%

American Eagle Outfitters, Inc.	97,300	1,407,931

ANN, Inc.(a)	59,967	2,080,855

OfficeMax, Inc.(b)(i)	93,038	1,011,323

PEP Boys-Manny, Moe & Jack (The)(a)(b)	109,655	1,231,426

Rue21, Inc.(a)	42,759	1,746,705

Total		7,478,240

Total Consumer Discretionary		36,023,053

Consumer Staples 2.8%
Food & Staples Retailing 1.1%

Harris Teeter Supermarkets, Inc.	47,988	2,358,610

Shoppers Drug Mart Corp.	10,676	597,402

Wal-Mart Stores, Inc.	57,028	4,161,904

Total		7,117,916

Food Products 1.7%

DE Master Blenders 1753 NV(a)	337,315	5,510,241

Dole Food Co., Inc.(a)	96,900	1,329,468

GrainCorp Ltd., Class A	198,994	2,196,025

Smithfield Foods, Inc.(a)(b)	68,099	2,283,359

Total		11,319,093

Total Consumer Staples		18,437,009

Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 7.3%
Energy Equipment & Services 3.6%

Ensco PLC, Class A	74,614	4,145,554

Fred Olsen Production ASA	407,620	614,442

Gulf Coast Ultra Deep Royalty Trust, ADR(a)	82,002	173,024

Halliburton Co.	107,695	5,169,360

Helmerich & Payne, Inc.	29,495	1,859,365

National Oilwell Varco, Inc.	43,705	3,247,282

Noble Corp.	84,702	3,150,914

Patterson-UTI Energy, Inc.	203,883	3,994,068

Unit Corp.(a)(b)	38,064	1,752,847

Total		24,106,856

Oil, Gas & Consumable Fuels 3.7%

Berry Petroleum Co., Class A	603	24,813

Bill Barrett Corp.(a)(b)(i)	198,622	4,276,332

ConocoPhillips	30,582	2,027,587

Denbury Resources, Inc.(a)	575,214	9,945,450

Energen Corp.	33,120	2,196,187

Ithaca Energy, Inc.	5,320	9,914

Swift Energy Co.(a)	124,394	1,403,164

Talisman Energy, Inc.	339,686	3,641,434

Torc Oil & Gas Ltd.(a)	376,370	575,293

Total SA	3,527	195,385

Whitehaven Coal Ltd.	21,974	38,611

Total		24,334,170

Total Energy		48,441,026

Financials 6.4%
Capital Markets 0.1%

Jovian Capital Corp.	74,481	723,384

Commercial Banks 0.4%

Bank of Ayudhya PCL	908,939	1,069,306

Bank of Ayudhya PCL, NVDR	1,124,213	1,322,561

Total		2,391,867

Diversified Financial Services 1.2%

Citigroup, Inc.	34,730	1,678,501

NYSE Euronext(b)	142,936	5,974,725

Total		7,653,226

Insurance 3.5%

American Safety Insurance Holdings Ltd.(a)	34,576	1,041,775

Aon PLC	36,797	2,442,585

CNA Financial Corp.	114,997	4,057,094

Genworth Financial, Inc., Class A(a)(i)	90,539	1,068,360

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Loews Corp.	187,466	8,334,738

MetLife, Inc.	65,658	3,032,743

Unum Group	121,868	3,598,762

Total		23,576,057

Real Estate Investment Trusts (REITs) 0.4%

CapLease, Inc.	300,344	2,555,927

Real Estate Management & Development 0.3%

Deutsche Euroshop AG	13,193	538,963

Deutsche Wohnen AG	30,838	540,846

GAGFAH SA(a)	43,830	535,718

GSW Immobilien AG	12,820	558,544

Total		2,174,071

Thrifts & Mortgage Finance 0.5%

Hudson City Bancorp, Inc.(b)	382,962	3,519,421

Total Financials		42,593,953

Health Care 4.4%
Biotechnology 1.2%

Elan Corp. PLC, ADR(a)	201,940	3,077,565

Onyx Pharmaceuticals, Inc.(a)	19,267	2,381,016

Trius Therapeutics, Inc.(a)	186,725	2,552,531

Total		8,011,112

Health Care Equipment & Supplies 0.7%

Edwards Lifesciences Corp.(a)(b)	17,016	1,197,586

Medtronic, Inc.	33,800	1,749,150

Stryker Corp.	20,300	1,357,867

Total		4,304,603

Health Care Providers & Services 1.0%

CML HealthCare, Inc.	255,379	2,596,705

Express Scripts Holding Co.(a)	60,282	3,850,814

Total		6,447,519

Life Sciences Tools & Services 0.3%

Life Technologies Corp.(a)(b)	30,165	2,244,578

Pharmaceuticals 1.2%

Actavis, Inc.(a)	11,455	1,548,487

Novartis AG, ADR	32,100	2,342,658

Optimer Pharmaceuticals, Inc.(a)(i)	153,730	1,923,162

Questcor Pharmaceuticals, Inc.(i)	31,984	2,132,693

Sanofi	1,757	168,796

Zoetis, Inc.	4,569	133,187

Total		8,248,983

Total Health Care		29,256,795

Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 2.2%
Airlines 0.4%

Southwest Airlines Co.	204,565	2,620,478

Commercial Services & Supplies 1.0%

Iron Mountain, Inc.	141,366	3,647,243

Republic Services, Inc.	70,505	2,292,117

TMS International Corp., Class A	47,902	833,974

Total		6,773,334

Construction & Engineering 0.5%

Aegion Corp.(a)	98,921	2,116,909

Michael Baker Corp.	31,445	1,271,636

Total		3,388,545

Machinery 0.1%

Edwards Group Ltd., ADR(a)	7,849	76,842

Invensys PLC	41,630	315,409

MAN SE	1,138	130,189

Total		522,440

Road & Rail 0.2%

Knight Transportation, Inc.	92,200	1,501,016

Total Industrials		14,805,813

Information Technology 7.0%
Communications Equipment 0.8%

Cisco Systems, Inc.	102,631	2,392,328

QUALCOMM, Inc.	40,789	2,703,495

Total		5,095,823

Computers & Peripherals 2.6%

Apple, Inc.(b)(i)	24,125	11,750,081

Dell, Inc.	116,626	1,605,940

Silicon Graphics International Corp.(a)(i)	282,009	4,156,813

Total		17,512,834

IT Services 1.0%

Acxiom Corp.(a)	34,217	851,319

Convergys Corp.	90,593	1,597,155

Global Payments, Inc.	46,093	2,196,331

Lender Processing Services, Inc.	60,041	1,915,308

Total		6,560,113

Semiconductors & Semiconductor Equipment 0.4%

Intel Corp.	121,292	2,665,998

Software 2.2%

Activision Blizzard, Inc.	38,971	636,007

BMC Software, Inc.(a)(b)	87,797	4,038,662

Microsoft Corp.	177,729	5,936,149

Oracle Corp.	57,499	1,831,918

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	13

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Sourcefire, Inc.(a)	33,877	2,556,358

Total		14,999,094

Total Information Technology		46,833,862

Materials 1.8%
Chemicals 1.2%

CF Industries Holdings, Inc.(b)	10,000	1,903,400

Mosaic Co. (The)(b)(i)	50,736	2,113,154

Potash Corp. of Saskatchewan, Inc.(b)	120,095	3,559,616

Total		7,576,170

Metals & Mining 0.4%

Flinders Mines Ltd.(a)	506,159	19,285

Sundance Resources Ltd.(a)	2,068,468	143,601

Yamana Gold, Inc.	206,081	2,345,202

Yancoal Australia Ltd.(a)	138,996	345,160

Yancoal Australia Ltd.(a)	64,710	41,290

Total		2,894,538

Paper & Forest Products 0.2%

Domtar Corp.	22,800	1,504,800

Total Materials		11,975,508

Telecommunication Services 0.7%
Diversified Telecommunication Services 0.2%

Globalstar, Inc.(a)	214,614	138,694

Koninklijke KPN NV(a)	128,935	376,599

Verizon Communications, Inc.	11,320	536,342

Total		1,051,635

Wireless Telecommunication Services 0.5%

Leap Wireless International, Inc.(a)(i)	36,900	560,142

Sprint Corp.(a)(i)	38,360	257,396

Vodafone Group PLC, ADR(b)	78,500	2,539,475

Total		3,357,013

Total Telecommunication Services		4,408,648

Utilities —%
Gas Utilities —%

Envestra Ltd.	201,987	204,049

Total Utilities		204,049

Total Common Stocks (Cost: $232,677,480)		252,979,716

Preferred Stocks 0.2%
Issuer	Shares	Value ($)
Financials 0.2%
Commercial Banks 0.1%

Citizens Funding Trust I, 7.500%	2,872	72,561

GMAC Capital Trust I, 8.125%(c)	29,476	781,409

Total		853,970

Diversified Financial Services 0.1%

Citigroup Capital IX, 6.000%	21,000	526,680

Total Financials		1,380,650

Total Preferred Stocks (Cost: $1,315,420)		1,380,650

Corporate Bonds & Notes(d) 6.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
DynCorp International, Inc.
07/01/17	10.375%	1,705,000	1,747,625

Banking 0.2%
Fifth Third Capital Trust IV(c)
04/15/67	6.500%	1,530,000	1,518,525

Chemicals 0.2%
Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	896,000	992,320

Construction Machinery 0.2%
Case New Holland, Inc.
09/01/13	7.750%	425,000	425,139

United Rentals North America, Inc.
09/15/20	8.375%	906,000	992,070

Total			1,417,209

Consumer Products 0.1%
Spectrum Brands, Inc. Senior Secured
06/15/18	9.500%	473,000	520,300

Diversified Manufacturing 0.2%
Coleman Cable, Inc.
02/15/18	9.000%	980,000	1,041,250

Electric —%
NRG Energy, Inc.
06/15/19	8.500%	215,000	231,663

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Food and Beverage 0.3%
Dean Foods Co.(b)
12/15/18	9.750%		1,525,000	1,727,063

Gaming 0.2%
Marina District Finance Co., Inc. Senior Secured
10/15/15	9.500%		1,004,000	1,057,965

Gas Pipelines 0.3%
Copano Energy LLC/Finance Corp.(b)
04/01/21	7.125%		1,177,000	1,430,960

Health Care 0.6%
Alere, Inc.
10/01/18	8.625%		1,207,000	1,299,034

Health Management Associates, Inc. Senior Secured
04/15/16	6.125%		926,000	1,011,655

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%		374,000	395,037
02/01/19	7.750%		1,103,000	1,180,210

Total				3,885,936

Independent Energy 0.5%
Chaparral Energy, Inc.
09/01/21	8.250%		1,386,000	1,444,905

Endeavour International Corp. Senior Secured
03/01/18	12.000%		923,000	950,690

Newfield Exploration Co. Senior Subordinated Notes
05/15/18	7.125%		1,160,000	1,203,500

Total				3,599,095

Media Non-Cable 1.0%
Entercom Radio LLC
12/01/19	10.500%		1,000,000	1,132,500

Local TV Finance LLC Senior Unsecured(e)
06/15/15	9.250%		1,404,000	1,421,550

Media General, Inc. Senior Secured
02/15/17	11.750%		1,740,000	1,914,000

Reader’s Digest Association, Inc. (The) Senior Secured(f)
02/15/17	9.500%		837,000	326,430

Univision Communications, Inc.(e)
05/15/21	8.500%		467,000	505,528

YPG Financing, Inc. Senior Secured(e)
11/30/18	9.250%	CAD	1,498,329	1,449,679

Total				6,749,687

Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 0.1%
Midwest Vanadium Pty Ltd. Senior Secured(e)
02/15/18	11.500%	967,000	696,240

Oil Field Services 0.4%
McMoRan Exploration Co.
11/15/14	11.875%	1,637,000	1,671,518

Offshore Group Investments Ltd. Senior Secured
11/01/19	7.500%	611,000	635,440

Total			2,306,958

Other Financial Institutions 0.2%
Icahn Enterprises LP/Finance Corp.
01/15/16	7.750%	1,512,000	1,566,810

Packaging 0.2%
ARD Finance SA Senior Secured PIK(e)
06/01/18	11.125%	651,320	696,912

Packaging Dynamics Corp. Senior Secured(e)
02/01/16	8.750%	712,000	736,920

Total			1,433,832

Property & Casualty 0.1%
HUB International Ltd.(e)
10/15/18	8.125%	694,000	763,400

Retailers 0.1%
Brown Shoe Co., Inc.
05/15/19	7.125%	618,000	645,810

YCC Holdings LLC/Yankee Finance, Inc. Senior Unsecured PIK
02/15/16	10.250%	222,000	228,105

Total			873,915

Technology 0.3%
BMC Software, Inc. Senior Unsecured
02/15/22	4.250%	699,000	682,065
12/01/22	4.500%	699,000	699,002

Nortel Networks Ltd.(f)
07/15/16	10.750%	759,000	869,055

Total			2,250,122

Wireless 0.5%
Clearwire Communications LLC/Finance, Inc.(e) Senior Secured
12/01/15	12.000%	1,183,000	1,246,586
12/01/15	12.000%	333,000	350,899

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	15

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
NII Capital Corp.
04/01/21	7.625%		1,545,000	1,181,925

Sprint Communications, Inc. Senior Unsecured
04/15/22	9.250%		522,000	602,910

Total				3,382,320

Wirelines 0.4%
Cincinnati Bell, Inc.
03/15/18	8.750%		1,215,000	1,260,562

Windstream Holdings, Inc.
03/15/19	7.000%		1,393,000	1,427,825

Total				2,688,387

Total Corporate Bonds & Notes (Cost: $42,462,130)				41,881,582

Convertible Bonds(d) 1.0%
Consumer Cyclical Services 0.3%
Stewart Enterprises, Inc.
07/15/16	3.375%		1,565,000	2,026,675

Media Non-Cable —%
YPG Financing, Inc.
11/30/22	8.000%	CAD	48,878	39,815

Metals 0.2%
United States Steel Corp. Senior Unsecured
05/15/14	4.000%		1,010,000	1,030,831

Oil Field Services 0.2%
McMoRan Exploration Co. Senior Unsecured
10/06/13	5.250%		952,000	$987,205

Technology 0.1%
Nortel Networks Corp.(f)
04/15/14	2.125%		779,000	760,012

Wireless 0.2%
Clearwire Communications LLC/Finance, Inc.(e)
12/01/40	8.250%		380,000	420,375

Globalstar, Inc. Senior Unsecured
04/01/28	8.000%		1,052,931	1,117,423

Total				1,537,798

Total Convertible Bonds (Cost: $5,808,966)				6,382,336

Inflation-Indexed Bonds(d) 1.2%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Australia 0.1%
Australia Government Bond Senior Unsecured
02/21/22	1.250%	AUD	1,018,046	893,339

New Zealand 0.3%
New Zealand Government Bond Senior Unsecured
09/20/25	2.000%	NZD	2,694,246	1,960,345

Turkey 0.8%
Turkey Government Bond
01/06/21	3.000%	TRY	8,410,954	3,918,057
07/21/21	3.000%	TRY	3,301,943	1,527,370

Total				5,445,427

Total Inflation-Indexed Bonds (Cost: $9,602,886)				8,299,111

Foreign Government Obligations(d) 6.1%
Albania 0.1%
Albania Government International Bond Senior Unsecured
11/04/15	7.500%	EUR	390,000	529,412

Australia 0.3%
Australia Government Bond Senior Unsecured
07/15/22	5.750%	AUD	2,203,000	2,239,800

Bahrain 0.2%
Bahrain Government International Bond Senior Unsecured(e)
08/01/23	6.125%		1,123,000	1,076,396

Bermuda 0.3%
Bermuda Government International Bond Senior Unsecured(e)
02/06/24	4.854%		1,995,000	1,950,266

Cyprus —%
Cyprus Government International Bond Senior Unsecured(e)
02/03/20	4.625%	EUR	180,000	159,462

Guatemala 0.1%
Guatemala Government Bond Senior Unsecured(e)
02/13/28	4.875%		740,000	664,150

Jamaica 0.1%
Jamaica Government International Bond
06/20/17	10.625%		415,000	452,350

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Foreign Government Obligations(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Senior Unsecured
06/24/19	8.000%		320,000	314,400

Total				766,750

Lebanon 0.1%
Lebanon Government Bond
07/17/14	9.000%	LBP	377,530,000	257,325
08/28/14	8.380%	LBP	228,640,000	155,429

Total				412,754

Mexico 1.3%
Mexican Bonos
06/19/14	7.000%	MXN	95,643,000	7,320,673
12/18/14	9.500%	MXN	12,500,000	998,126

Total				8,318,799

Mongolia 0.1%
Mongolia Government International Bond Senior Unsecured(e)
01/05/18	4.125%		360,000	321,233

Netherlands —%
Republic of Angola Via Northern Lights III BV Senior Unsecured
08/16/19	7.000%		250,000	265,000

New Zealand 0.2%
New Zealand Government Bond Senior Unsecured
12/15/17	6.000%	NZD	940,000	788,535
03/15/19	5.000%	NZD	940,000	759,092

Total				1,547,627

Paraguay —%
Republic of Paraguay Senior Unsecured(e)
01/25/23	4.625%		303,000	275,730

Philippines 0.3%
Philippine Government International Bond Senior Unsecured
01/14/36	6.250%	PHP	87,000,000	2,096,319

Romania 1.3%
Romania Government Bond
07/28/14	5.850%	RON	1,850,000	559,220
04/30/15	6.000%	RON	1,030,000	315,305
10/26/15	5.800%	RON	9,660,000	2,955,519
01/27/16	5.750%	RON	11,940,000	3,663,554
04/30/16	6.000%	RON	420,000	129,698
07/26/17	5.900%	RON	3,280,000	1,017,984

Total				8,641,280

Foreign Government Obligations(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Rwanda 0.1%
Rwanda Government Bond Senior Unsecured(e)
05/02/23	6.625%		1,090,000	926,500

Serbia 0.3%
Serbia Government Bond
04/04/15	10.000%	RSD	100,000,000	1,130,287
05/16/15	10.000%	RSD	62,100,000	699,812

Total				1,830,099

Slovenia 0.7%
Slovenia Government Bond
01/18/21	4.375%	EUR	1,386,000	1,630,968
Senior Unsecured
01/26/20	4.125%	EUR	442,000	521,955

Slovenia Government Bond(e)
05/10/23	5.850%		2,794,000	2,626,419

Total				4,779,342

Sri Lanka 0.3%
Republic of Sri Lanka Senior Unsecured(e)
07/27/21	6.250%		1,084,000	1,008,120

Sri Lanka Government International Bond Senior Unsecured
07/27/21	6.250%		249,000	231,570

Sri Lanka Government International Bond(e) Senior Unsecured
10/04/20	6.250%		318,000	301,305
07/25/22	5.875%		400,000	356,032

Total				1,897,027

Venezuela 0.3%
Venezuela Government International Bond Senior Unsecured
10/08/14	8.500%		1,967,000	1,980,769

Total Foreign Government Obligations (Cost: $41,598,596)				40,678,715

Treasury Bills(d) 16.9%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Croatia 0.4%
Croatian Treasury Bills
02/12/15	4.740%	EUR	2,442,000	3,019,269

Lebanon 0.4%
Lebanon Treasury Bills
10/10/13	4.650%	LBP	249,150,000	163,925
11/07/13	4.630%	LBP	79,220,000	51,940
11/21/13	4.680%	LBP	463,310,000	303,192
12/05/13	4.730%	LBP	494,010,000	322,672
12/19/13	4.760%	LBP	310,820,000	202,634

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	17

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Treasury Bills(d) (continued)
Issuer	Effective Yield		Principal Amount ($)	Value ($)
01/02/14	4.790%	LBP	616,200,000	400,960
01/16/14	4.850%	LBP	787,380,000	511,316
07/10/14	5.210%	LBP	539,710,000	341,641
07/24/14	5.300%	LBP	407,690,000	257,382

Total				2,555,662

Mexico 0.3%
Mexican Cetes
03/06/14	3.920%	MXN	5,540,200	406,449
06/26/14	4.000%	MXN	4,130,000	299,266

Mexican Treasury Bills
10/03/13	3.720%	MXN	9,820,000	732,436
10/31/13	3.670%	MXN	5,368,000	399,277

Total				1,837,428

Norway 0.7%
Norway Treasury Bills
09/18/13	1.560%	NOK	22,955,000	3,747,871
12/18/13	1.560%	NOK	5,145,000	836,773

Total				4,584,644

Romania 0.2%
Romania Treasury Bills
01/15/14	3.990%	RON	4,500,000	1,320,831

Serbia 1.0%
Serbia Treasury Bills
12/12/13	9.940%	RSD	121,890,000	1,369,941
02/20/14	10.040%	RSD	300,000,000	3,308,876
04/03/14	10.300%	RSD	14,310,000	155,887
05/22/14	10.600%	RSD	64,200,000	688,967
05/29/14	10.640%	RSD	106,000,000	1,135,066

Total				6,658,737

Singapore 1.0%
Monetary Authority of Singapore
09/20/13	0.230%	SGD	1,224,000	959,420

Singapore Treasury Bills
09/05/13	0.250%	SGD	4,239,000	3,323,003
11/15/13	0.250%	SGD	3,284,000	2,573,097

Total				6,855,520

Turkey 0.1%
Turkey Treasury Bills
04/09/14	9.460%	TRY	1,074,386	498,791

United States 12.7%
U.S. Treasury Bills
10/17/13	0.020%		5,000,000	4,999,900
12/12/13	0.020%		17,900,000	17,898,872
01/30/14	0.040%		13,336,500	13,334,433
02/06/14	0.040%		13,336,500	13,334,193

Treasury Bills(d) (continued)
Issuer	Effective Yield		Principal Amount ($)	Value ($)
U.S. Treasury Bills(l)
09/19/13	0.010%		20,200,000	20,199,841
10/24/13	0.020%		14,700,000	14,699,456

Total				84,466,695

Zambia 0.1%
Zambia Treasury Bills
07/28/14	12.370%	ZMW	1,100,000	184,132
08/25/14	13.010%	ZMW	3,900,000	643,651

Total				827,783

Total Treasury Bills (Cost: $113,080,982)				112,625,360

Exchange-Traded Funds —%
			Shares	Value ($)
SPDR S&P 500 ETF Trust			939	153,667

Total Exchange-Traded Funds (Cost: $154,389)				153,667

Options Purchased Calls(j) —%
Issuer	Contracts		Exercise Price	Expiration Date	Value ($)
Colombian Peso
	532,200,000	COP	1,757.00	02/18/14	559
	1,458,400,000	COP	1,757.00	02/18/14	1,530
	841,000,000	COP	1,757.00	02/18/14	882
	714,914,000	COP	1,757.00	02/18/14	750
	2,188,231,000	COP	1,757.00	02/18/14	2,296
	812,250,000	COP	1,757.00	02/18/14	852
	2,260,370,000	COP	1,757.00	02/18/14	2,372
	2,296,050,000	COP	1,757.00	02/18/14	2,409

Dell, Inc.
	412		13.00	09/21/13	33,784
	596		13.00	11/16/13	51,256

Kospi 200 Index
	84		300.00	08/14/14	129,220

Leap Wireless International, Inc.
	559		18.00	10/19/13	2,236

Onyx Pharmaceuticals, Inc.
	100		120.00	10/19/13	47,500

Total Options Purchased Calls (Cost: $338,480)					275,646

Options Purchased Puts(k) —%
Activision Blizzard, Inc.
	325		16.00	09/21/13	9,913

Brent Crude Oil Futures
	53		94.80	09/30/13	6,360

British Pound
	4,618,000	GBP	1.40	03/13/14	25,305
	9,251,000	GBP	1.35	03/13/14	26,106

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Options Purchased Puts(k) (continued)
Issuer	Contracts		Exercise Price	Expiration Date	Value ($)
Colombian Peso
	1,790,000		1,845.00	06/12/14	8,732

Dole Food Co., Inc.
	136		11.00	10/19/13	340

Euro
	2,300,000	EUR	1.26	10/31/13	6,560
	4,586,018	EUR	1.26	01/21/14	45,610
	6,000,000	EUR	1.23	04/29/14	77,309

Genworth Financial, Inc., Class A
	340		11.00	10/19/13	9,860

Indian Rupee
	1,863,000		56.50	06/09/14	4,274
	1,871,000		56.50	06/09/14	4,292
	3,696,000		57.00	06/16/14	8,516
	2,944,341		58.00	06/19/14	6,866
	2,082,000		59.00	07/01/14	6,329
	2,186,000		59.00	07/01/14	6,645

Onyx Pharmaceuticals, Inc.
	38		115.00	09/21/13	1,710

Total Options Purchased Puts (Cost: $1,251,115)					254,727

Money Market Funds 25.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(g)(h)(i)	167,785,255	167,785,255

JPMorgan Prime Money Market Fund, 0.010%(g)(l)	1,250,170	1,250,170

Total Money Market Funds (Cost: $169,035,425)		169,035,425

Total Investments (Cost: $617,325,869)		633,946,935

Investments Sold Short (6.1)%
Common Stocks (5.0)%
Issuer	Shares	Value ($)
Consumer Discretionary (1.7)%
Auto Components (0.3)%

Goodyear Tire & Rubber Co. (The)(a)	(86,910)	(1,748,629)

Diversified Consumer Services (0.2)%

Stewart Enterprises, Inc., Class A	(108,534)	(1,419,625)

Media —%

Gannett Co.	(4,698)	(113,175)

Multiline Retail (0.3)%

J.C. Penney Co., Inc.(a)	(153,587)	(1,916,766)

Specialty Retail (0.6)%

Office Depot, Inc.(a)	(250,227)	(1,048,451)

Common Stocks (continued)
Issuer	Shares	Value ($)
Tiffany & Co.	(40,264)	(3,104,757)

Total		(4,153,208)

Textiles, Apparel & Luxury Goods (0.3)%

Michael Kors Holdings Ltd.(a)	(28,819)	(2,135,199)

Total Consumer Discretionary		(11,486,602)

Consumer Staples (0.1)%
Food & Staples Retailing (0.1)%

Loblaw Companies Ltd.	(6,368)	(271,878)

Total Consumer Staples		(271,878)

Energy (0.3)%
Oil, Gas & Consumable Fuels (0.3)%

Exxon Mobil Corp.	(22,055)	(1,922,314)

Total Energy		(1,922,314)

Financials (1.5)%
Commercial Banks (0.5)%

M&T Bank Corp.	(32,181)	(3,647,395)

Diversified Financial Services (0.7)%

IntercontinentalExchange, Inc.(a)	(24,343)	(4,375,654)

Insurance (0.1)%

Fidelity National Financial, Class A	(19,814)	(469,790)

Real Estate Investment Trusts (REITs) (0.2)%

Regency Centers Corp.	(35,800)	(1,702,290)

Total Financials		(10,195,129)

Health Care (0.2)%
Pharmaceuticals (0.2)%

Perrigo Co.	(12,085)	(1,468,932)

Total Health Care		(1,468,932)

Industrials —%
Electrical Equipment —%

Schneider Electric SA	(1,081)	(82,722)

Professional Services —%

Nielsen Holdings NV	(2,415)	(83,317)

Total Industrials		(166,039)

Information Technology (0.6)%
IT Services (0.2)%

Accenture PLC, Class A	(17,948)	(1,296,743)

Software (0.4)%

Salesforce.com, Inc.(a)	(55,347)	(2,719,198)

Total Information Technology		(4,015,941)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	19

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials —%
Metals & Mining —%

United States Steel Corp.	(2,217)	(39,684)

Total Materials		(39,684)

Telecommunication Services (0.4)%
Diversified Telecommunication Services (0.4)%

AT&T, Inc.	(12,044)	(407,449)

Verizon Communications, Inc.	(39,746)	(1,883,165)

Total		(2,290,614)

Total Telecommunication Services		(2,290,614)

Utilities (0.2)%
Electric Utilities (0.2)%

Exelon Corp.	(45,022)	(1,372,721)

Gas Utilities —%

APA Group	(33,925)	(180,409)

Total Utilities		(1,553,130)

Total Common Stocks
(Proceeds: $31,039,279)		(33,410,263)

Corporate Bonds & Notes (0.2)%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gas Pipelines (0.1)%
Kinder Morgan Energy Partners LP Senior Unsecured
09/01/22	3.950%	(726,000)	(709,381)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless (0.1)%
SoftBank Corp.
04/15/20	4.500%	(766,000)	(724,207)

Total Corporate Bonds & Notes (Proceeds: $1,520,912)			(1,433,588)

Exchange-Traded Funds (0.9)%
		Shares	Value ($)

Health Care Select Sector		(17,986)	(885,271)

SPDR Barclays High Yield Bond ETF		(73,984)	(2,934,945)

SPDR S&P 500 ETF Trust		(9,615)	(1,573,495)

SPDR S&P 500 Insurance ETF		(7,227)	(393,221)

Total Exchange-Traded Funds
(Proceeds: $5,761,671)			(5,786,932)

Exchange-Traded Notes —%

iShares S&P		(17,778)	(275,286)

Total Exchange-Traded Notes
(Proceeds: $305,765)			(275,286)

Total Investments Sold Short
(Proceeds: $38,627,627)			(40,906,069)

Total Investments, Net of Investments Sold Short			593,040,866

Other Assets & Liabilities, Net			73,186,707

Net Assets			666,227,573

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2013

At August 31, 2013, securities and cash totaling $4,022,977 were pledged as collateral to cover forward foreign currency exchange contracts.

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
J.P. Morgan Securities, Inc.	September 3, 2013	USD	365,542	PHP	15,812,252	—	(11,007)

Goldman, Sachs & Co.	September 3, 2013	USD	719,406	PHP	31,119,357	—	(21,663)

Goldman, Sachs & Co.	September 5, 2013	USD	663,130	PHP	28,815,000	—	(17,052)

J.P. Morgan Securities, Inc.	September 5, 2013	USD	697,801	PHP	30,332,000	—	(17,708)

Goldman, Sachs & Co.	September 5, 2013	USD	6,059,934	MYR	19,676,000	—	(71,680)

Standard Chartered Bank	September 5, 2013	MYR	6,241,000	USD	1,917,829	18,425	—

Standard Chartered Bank	September 5, 2013	USD	6,292,271	RUB	209,218,000	—	(19,275)

J.P. Morgan Securities, Inc.	September 5, 2013	MYR	6,735,000	USD	2,068,870	19,121	—

Goldman, Sachs & Co.	September 5, 2013	MYR	6,898,000	USD	2,119,201	19,844	—

Standard Chartered Bank	September 5, 2013	RUB	52,354,818	USD	1,589,761	20,005	—

Citibank	September 5, 2013	RUB	156,863,112	USD	4,761,725	58,489	—

J.P. Morgan Securities, Inc.	September 6, 2013	USD	1,053,696	PHP	46,931,609	—	(1,378)

Standard Chartered Bank	September 6, 2013	PHP	139,416,677	USD	3,126,285	328	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Forward Foreign Currency Exchange Contracts Open at August 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	September 9, 2013	EUR	272,067	NOK	2,147,000	—	(8,822)

Standard Chartered Bank	September 9, 2013	NOK	2,147,000	EUR	265,068	—	(428)

Goldman, Sachs & Co.	September 10, 2013	USD	959,448	INR	59,587,000	—	(61,406)

Wells Fargo Investments, LLC	September 10, 2013	USD	1,429,995	EUR	1,081,000	—	(1,264)

Goldman, Sachs & Co.	September 10, 2013	EUR	2,401,731	USD	3,127,027	—	(47,282)

Goldman, Sachs & Co.	September 10, 2013	USD	2,438,635	EUR	1,859,817	19,440	—

Goldman, Sachs & Co.	September 10, 2013	USD	8,655,150	EUR	6,496,517	—	(68,861)

Wells Fargo Investments, LLC	September 10, 2013	EUR	15,810,744	USD	20,779,666	—	(117,012)

Standard Chartered Bank	September 10, 2013	RUB	49,131,990	USD	1,504,601	32,505	—

Standard Chartered Bank	September 11, 2013	USD	30,783	ZAR	312,000	—	(469)

Goldman, Sachs & Co.	September 11, 2013	TRY	576,568	USD	297,200	14,766	—

Goldman, Sachs & Co.	September 12, 2013	USD	745,506	ILS	2,671,000	—	(10,271)

Citibank	September 13, 2013	RSD	59,657,000	EUR	517,127	—	(4,663)

Goldman, Sachs & Co.	September 16, 2013	GBP	161,150	USD	249,148	—	(563)

Goldman, Sachs & Co.	September 16, 2013	USD	307,592	EUR	230,000	—	(3,601)

Goldman, Sachs & Co.	September 16, 2013	USD	364,606	CAD	377,000	—	(6,789)

Goldman, Sachs & Co.	September 16, 2013	USD	411,270	AUD	455,000	—	(6,616)

J.P. Morgan Securities, Inc.	September 16, 2013	USD	862,904	RUB	27,600,000	—	(36,645)

Goldman, Sachs & Co.	September 16, 2013	USD	1,566,824	NOK	9,515,000	—	(12,738)

Goldman, Sachs & Co.	September 16, 2013	AUD	3,617,500	USD	3,301,750	84,526	—

Goldman, Sachs & Co.	September 16, 2013	CAD	6,171,000	USD	5,982,603	125,608	—

Goldman, Sachs & Co.	September 16, 2013	EUR	7,421,000	USD	9,874,008	65,660	—

Goldman, Sachs & Co.	September 16, 2013	NOK	13,254,000	USD	2,256,318	91,540	—

Goldman, Sachs & Co.	September 16, 2013	THB	18,950,000	USD	585,926	—	(2,360)

J.P. Morgan Securities, Inc.	September 16, 2013	RUB	27,600,000	USD	854,040	27,780	—

Goldman, Sachs & Co.	September 16, 2013	THB	56,131,000	USD	1,777,382	34,842	—

Goldman, Sachs & Co.	September 17, 2013	JPY	1,520,096,000	USD	15,315,829	—	(167,018)

Royal Bank of Scotland	September 18, 2013	CHF	11,000	USD	11,850	26	—

Royal Bank of Scotland	September 18, 2013	USD	14,588	TRY	30,000	89	—

Royal Bank of Scotland	September 18, 2013	USD	37,853	CHF	35,000	—	(234)

Royal Bank of Scotland	September 18, 2013	AUD	40,000	USD	35,541	—	(29)

Royal Bank of Scotland	September 18, 2013	USD	52,990	CAD	56,000	158	—

Royal Bank of Scotland	September 18, 2013	USD	78,274	SGD	100,000	122	—

Royal Bank of Scotland	September 18, 2013	USD	163,205	INR	11,000,000	1,634	—

Royal Bank of Scotland	September 18, 2013	USD	196,453	HUF	45,000,000	755	—

Royal Bank of Scotland	September 18, 2013	USD	298,879	BRL	720,000	1,897	—

Royal Bank of Scotland	September 18, 2013	CHF	367,000	USD	388,606	—	(5,868)

Royal Bank of Scotland	September 18, 2013	USD	392,576	CHF	369,000	4,047	—

Royal Bank of Scotland	September 18, 2013	USD	407,177	COP	780,000,000	—	(4,167)

Goldman, Sachs & Co.	September 18, 2013	EUR	564,058	ILS	2,650,000	—	(16,187)

Royal Bank of Scotland	September 18, 2013	USD	607,513	BRL	1,410,000	—	(18,493)

Royal Bank of Scotland	September 18, 2013	USD	611,621	IDR	6,200,000,000	—	(56,008)

Royal Bank of Scotland	September 18, 2013	MYR	700,000	USD	210,213	—	(1,971)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	21

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Forward Foreign Currency Exchange Contracts Open at August 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	September 18, 2013	USD	729,016	PHP	30,800,000	—	(38,397)

Royal Bank of Scotland	September 18, 2013	USD	973,071	ZAR	10,100,000	7,194	—

Standard Chartered Bank	September 18, 2013	EUR	1,137,625	PLN	4,858,000	—	(1,809)

Royal Bank of Scotland	September 18, 2013	GBP	1,762,000	USD	2,745,390	15,113	—

Royal Bank of Scotland	September 18, 2013	USD	1,804,871	ZAR	18,100,000	—	(48,157)

Standard Chartered Bank	September 18, 2013	USD	2,280,610	INR	137,116,000	—	(225,884)

Royal Bank of Scotland	September 18, 2013	USD	2,346,073	TWD	70,400,000	7,230	—

Royal Bank of Scotland	September 18, 2013	USD	2,555,981	MYR	8,040,000	—	(118,899)

Royal Bank of Scotland	September 18, 2013	ZAR	2,600,000	USD	249,867	—	(2,479)

Royal Bank of Scotland	September 18, 2013	USD	2,655,226	TWD	79,300,000	—	(4,418)

Royal Bank of Scotland	September 18, 2013	USD	3,023,480	ILS	11,000,000	3,946	—

Royal Bank of Scotland	September 18, 2013	SGD	3,050,000	USD	2,382,779	—	(8,296)

Royal Bank of Scotland	September 18, 2013	USD	3,246,961	TRY	6,210,000	—	(208,945)

Royal Bank of Scotland	September 18, 2013	USD	3,363,312	SGD	4,220,000	—	(55,004)

Royal Bank of Scotland	September 18, 2013	USD	3,591,649	CZK	70,600,000	33,658	—

Royal Bank of Scotland	September 18, 2013	USD	3,846,810	ILS	13,800,000	—	(48,768)

Royal Bank of Scotland	September 18, 2013	PLN	4,310,000	USD	1,347,180	14,788	—

Royal Bank of Scotland	September 18, 2013	MXN	4,500,000	USD	335,628	—	(742)

Royal Bank of Scotland	September 18, 2013	USD	4,732,282	HUF	1,075,000,000	—	(21,211)

Royal Bank of Scotland	September 18, 2013	USD	5,447,165	PLN	17,780,000	49,342	—

Royal Bank of Scotland	September 18, 2013	CAD	5,935,000	USD	5,622,541	—	(10,185)

Royal Bank of Scotland	September 18, 2013	USD	6,232,311	PLN	19,930,000	—	(71,155)

Royal Bank of Scotland	September 18, 2013	USD	6,775,075	INR	394,800,000	—	(858,873)

Royal Bank of Scotland	September 18, 2013	ILS	6,900,000	USD	1,916,459	17,437	—

Royal Bank of Scotland	September 18, 2013	USD	7,122,765	MXN	91,700,000	—	(268,304)

Royal Bank of Scotland	September 18, 2013	USD	7,734,686	CZK	149,400,000	—	(63,004)

Royal Bank of Scotland	September 18, 2013	BRL	8,590,000	USD	3,911,150	322,722	—

Royal Bank of Scotland	September 18, 2013	NZD	8,942,000	USD	6,885,135	—	(18,691)

Royal Bank of Scotland	September 18, 2013	ILS	9,100,000	USD	2,484,626	—	(19,883)

Royal Bank of Scotland	September 18, 2013	USD	9,348,620	RUB	306,600,000	—	(172,528)

Royal Bank of Scotland	September 18, 2013	SGD	10,540,000	USD	8,330,117	67,188	—

Royal Bank of Scotland	September 18, 2013	MYR	13,230,000	USD	4,101,403	91,129	—

Royal Bank of Scotland	September 18, 2013	EUR	13,248,000	USD	17,656,606	146,590	—

Royal Bank of Scotland	September 18, 2013	TRY	14,710,000	USD	7,635,118	438,784	—

Royal Bank of Scotland	September 18, 2013	RUB	17,000,000	USD	505,613	—	(3,173)

Royal Bank of Scotland	September 18, 2013	USD	17,036,213	AUD	18,573,000	—	(520,480)

Royal Bank of Scotland	September 18, 2013	USD	18,221,195	NOK	107,159,000	—	(720,194)

Royal Bank of Scotland	September 18, 2013	USD	19,759,021	CAD	20,420,000	—	(379,027)

Royal Bank of Scotland	September 18, 2013	USD	22,329,256	GBP	14,323,000	—	(135,305)

Royal Bank of Scotland	September 18, 2013	EUR	22,734,000	USD	29,687,720	—	(360,042)

Royal Bank of Scotland	September 18, 2013	PLN	23,100,000	USD	6,940,743	—	(200,387)

Royal Bank of Scotland	September 18, 2013	USD	23,927,917	JPY	2,385,140,000	365,890	—

Royal Bank of Scotland	September 18, 2013	USD	26,571,870	GBP	17,343,000	301,669	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Forward Foreign Currency Exchange Contracts Open at August 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	September 18, 2013	USD	27,304,670	SEK	177,756,000	—	(491,527)

Royal Bank of Scotland	September 18, 2013	NOK	27,700,000	USD	4,480,160	—	(43,752)

Royal Bank of Scotland	September 18, 2013	GBP	30,225,000	USD	45,769,935	—	(1,064,681)

Royal Bank of Scotland	September 18, 2013	USD	34,572,535	NZD	43,464,000	—	(1,015,402)

Royal Bank of Scotland	September 18, 2013	CAD	45,452,000	USD	43,699,170	562,072	—

Royal Bank of Scotland	September 18, 2013	AUD	45,561,000	USD	42,964,184	2,449,821	—

Royal Bank of Scotland	September 18, 2013	NZD	46,629,000	USD	36,747,544	746,815	—

Royal Bank of Scotland	September 18, 2013	USD	73,800,514	EUR	56,639,000	1,059,835	—

Royal Bank of Scotland	September 18, 2013	ZAR	74,300,000	USD	7,325,115	113,856	—

Royal Bank of Scotland	September 18, 2013	USD	79,121,807	JPY	7,674,980,000	—	(948,414)

Royal Bank of Scotland	September 18, 2013	USD	80,988,170	EUR	60,922,000	—	(466,937)

Royal Bank of Scotland	September 18, 2013	COP	90,000,000	USD	45,965	—	(536)

Royal Bank of Scotland	September 18, 2013	MXN	93,800,000	USD	7,262,303	250,868	—

Royal Bank of Scotland	September 18, 2013	SEK	105,170,000	USD	15,618,270	—	(245,827)

Royal Bank of Scotland	September 18, 2013	SEK	127,333,000	USD	19,369,093	161,877	—

Royal Bank of Scotland	September 18, 2013	PHP	166,000,000	USD	3,857,057	134,888	—

Royal Bank of Scotland	September 18, 2013	TWD	166,000,000	USD	5,568,271	19,289	—

Royal Bank of Scotland	September 18, 2013	TWD	168,100,000	USD	5,607,981	—	(11,200)

Royal Bank of Scotland	September 18, 2013	NOK	206,191,000	USD	34,476,974	802,258	—

Royal Bank of Scotland	September 18, 2013	CZK	217,100,000	USD	11,009,051	—	(139,025)

Royal Bank of Scotland	September 18, 2013	RUB	393,700,000	USD	11,957,866	174,997	—

Royal Bank of Scotland	September 18, 2013	HUF	409,000,000	USD	1,778,324	—	(14,074)

Royal Bank of Scotland	September 18, 2013	INR	602,000,000	USD	10,115,433	1,094,274	—

Royal Bank of Scotland	September 18, 2013	HUF	957,000,000	USD	4,230,150	36,201	—

Royal Bank of Scotland	September 18, 2013	JPY	1,088,549,000	USD	11,143,769	56,371	—

Royal Bank of Scotland	September 18, 2013	COP	1,480,000,000	USD	769,815	5,129	—

Royal Bank of Scotland	September 18, 2013	JPY	8,912,362,000	USD	89,710,545	—	(1,066,184)

Royal Bank of Scotland	September 18, 2013	IDR	25,700,000,000	USD	2,460,177	157,073	—

Goldman, Sachs & Co.	September 19, 2013	ZAR	44,256,000	USD	4,356,206	61,548	—

Goldman, Sachs & Co.	September 23, 2013	USD	1,086,782	INR	65,859,000	—	(103,396)

Royal Bank of Scotland	September 23, 2013	USD	1,131,516	CLP	575,000,000	—	(8,277)

Royal Bank of Scotland	September 23, 2013	USD	13,471,044	KRW	15,210,000,000	213,866	—

Royal Bank of Scotland	September 23, 2013	CLP	340,000,000	USD	673,312	9,135	—

Royal Bank of Scotland	September 23, 2013	CLP	360,000,000	USD	693,413	—	(9,831)

Royal Bank of Scotland	September 23, 2013	KRW	12,670,000,000	USD	11,204,795	—	(194,798)

Citibank	September 25, 2013	USD	762,341	ILS	2,715,000	—	(15,261)

Standard Chartered Bank	September 25, 2013	USD	1,871,865	ILS	6,666,700	—	(37,405)

J.P. Morgan Securities, Inc.	September 25, 2013	USD	1,930,732	PHP	83,383,000	—	(61,011)

Goldman, Sachs & Co.	September 25, 2013	USD	2,580,968	TWD	77,300,000	3,378	—

Standard Chartered Bank	September 25, 2013	TWD	38,650,000	USD	1,281,499	—	(10,675)

Goldman, Sachs & Co.	September 25, 2013	TWD	38,650,000	USD	1,284,053	—	(8,120)

Standard Chartered Bank	September 26, 2013	USD	2,084,018	COP	3,971,200,000	—	(33,707)

J.P. Morgan Securities, Inc.	September 27, 2013	INR	34,076,475	USD	522,085	14,727	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	23

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Forward Foreign Currency Exchange Contracts Open at August 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman, Sachs & Co.	September 27, 2013	INR	68,190,897	USD	1,044,671	29,391	—

Standard Chartered Bank	September 27, 2013	INR	124,947,075	USD	1,914,311	54,000	—

Goldman, Sachs & Co.	September 30, 2013	USD	296,417	NZD	382,998	—	(957)

Citibank	September 30, 2013	EUR	460,762	RON	2,055,000	1,934	—

Wells Fargo Investments, LLC	September 30, 2013	NZD	2,140,000	USD	1,660,940	10,059	—

Goldman, Sachs & Co.	September 30, 2013	NZD	3,220,611	USD	2,499,999	15,493	—

Goldman, Sachs & Co.	October 1, 2013	USD	359,557	PHP	15,560,566	—	(10,631)

J.P. Morgan Securities, Inc.	October 1, 2013	USD	726,189	PHP	31,441,825	—	(21,145)

Standard Chartered Bank	October 2, 2013	AUD	402,000	USD	368,739	11,595	—

Goldman, Sachs & Co.	October 2, 2013	USD	5,102,434	AUD	5,567,000	—	(156,619)

Goldman, Sachs & Co.	October 2, 2013	AUD	9,063,832	USD	8,289,009	236,551	—

Standard Chartered Bank	October 2, 2013	ZAR	16,437,215	USD	1,622,590	30,648	—

Standard Chartered Bank	October 2, 2013	RUB	209,218,000	USD	6,263,804	14,498	—

Goldman, Sachs & Co.	October 3, 2013	INR	40,081,000	USD	591,165	—	(3,013)

Standard Chartered Bank	October 3, 2013	INR	88,237,620	USD	1,291,862	—	(16,212)

Goldman, Sachs & Co.	October 7, 2013	EUR	1,200,000	USD	1,587,948	1,794	—

Goldman, Sachs & Co.	October 10, 2013	USD	1,255,695	PHP	54,899,000	—	(24,748)

Goldman, Sachs & Co.	October 15, 2013	USD	3,338,464	TWD	99,987,000	6,666	—

Goldman, Sachs & Co.	October 15, 2013	GBP	5,621,061	USD	8,715,539	7,365	—

Goldman, Sachs & Co.	October 15, 2013	TWD	99,987,000	USD	3,346,509	1,379	—

Standard Chartered Bank	October 15, 2013	HUF	231,318,806	EUR	785,010	26,432	—

J.P. Morgan Securities, Inc.	October 15, 2013	HUF	2,526,882,000	EUR	8,570,931	282,965	—

J.P. Morgan Securities, Inc.	October 21, 2013	USD	456,089	SGD	575,000	—	(5,293)

Citibank	October 21, 2013	USD	5,394,058	PHP	236,017,000	—	(102,948)

Standard Chartered Bank	October 22, 2013	MYR	2,601,828	USD	785,055	1,201	—

Goldman, Sachs & Co.	October 22, 2013	MYR	2,888,000	USD	869,749	—	(320)

Standard Chartered Bank	October 23, 2013	MYR	2,601,843	USD	788,557	4,748	—

J.P. Morgan Securities, Inc.	October 24, 2013	USD	2,069,281	INR	125,446,000	—	(223,314)

Goldman, Sachs & Co.	October 30, 2013	USD	2,537,017	EUR	1,899,122	—	(26,533)

Goldman, Sachs & Co.	October 30, 2013	EUR	7,476,325	USD	9,933,451	50,358	—

Citibank	October 30, 2013	EUR	15,476,106	USD	20,557,066	98,915	—

Goldman, Sachs & Co.	October 31, 2013	USD	934,040	INR	56,600,000	—	(103,109)

Goldman, Sachs & Co.	November 5, 2013	CHF	1,077,271	USD	1,149,077	—	(9,299)

Goldman, Sachs & Co.	November 5, 2013	CHF	3,954,510	USD	4,279,330	27,095	—

Citibank	November 5, 2013	INR	83,167,698	USD	1,202,106	—	(16,991)

J.P. Morgan Securities, Inc.	November 13, 2013	EUR	89,399	RON	400,000	283	—

Goldman, Sachs & Co.	November 15, 2013	EUR	4,153,219	SEK	36,084,000	—	(54,890)

Citibank	November 18, 2013	USD	1,291,403	COP	2,449,792,000	—	(32,957)

J.P. Morgan Securities, Inc.	November 20, 2013	CLP	229,641,000	USD	441,278	—	(3,401)

Standard Chartered Bank	November 20, 2013	CLP	529,510,000	USD	1,018,288	—	(7,059)

J.P. Morgan Securities, Inc.	November 26, 2013	MYR	2,105,240	USD	629,915	—	(3,017)

Goldman, Sachs & Co.	December 16, 2013	USD	849,178	RUB	27,490,000	—	(38,019)

Goldman, Sachs & Co.	December 16, 2013	RUB	27,490,000	USD	837,599	26,440	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

24	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Forward Foreign Currency Exchange Contracts Open at August 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	December 18, 2013	CHF	3,000	USD	3,256	29	—

Royal Bank of Scotland	December 18, 2013	EUR	3,000	USD	3,963	—	(3)

Royal Bank of Scotland	December 18, 2013	USD	3,258	CHF	3,000	—	(31)

Royal Bank of Scotland	December 18, 2013	USD	48,174	TRY	100,000	—	(275)

Royal Bank of Scotland	December 18, 2013	ILS	100,000	USD	27,583	129	—

Royal Bank of Scotland	December 18, 2013	USD	137,578	AUD	155,000	—	(625)

Royal Bank of Scotland	December 18, 2013	USD	215,983	INR	15,000,000	1,446	—

Royal Bank of Scotland	December 18, 2013	NZD	243,000	USD	187,159	854	—

Royal Bank of Scotland	December 18, 2013	USD	447,621	SGD	570,000	—	(704)

Royal Bank of Scotland	December 18, 2013	NOK	541,000	USD	88,327	296	—

Royal Bank of Scotland	December 18, 2013	USD	573,271	KRW	640,000,000	—	(481)

Royal Bank of Scotland	December 18, 2013	USD	775,620	GBP	500,000	—	(1,404)

Royal Bank of Scotland	December 18, 2013	EUR	1,426,000	USD	1,886,598	1,115	—

Royal Bank of Scotland	December 18, 2013	CZK	1,900,000	USD	97,617	5	—

Royal Bank of Scotland	December 18, 2013	PLN	2,500,000	USD	767,917	—	(368)

Royal Bank of Scotland	December 18, 2013	MXN	2,800,000	USD	208,279	784	—

Royal Bank of Scotland	December 18, 2013	JPY	94,000,000	USD	956,159	—	(1,834)

Goldman, Sachs & Co.	January 23, 2014	EUR	1,147,900	USD	1,534,168	16,230	—

Goldman, Sachs & Co.	January 23, 2014	USD	1,536,400	EUR	1,147,900	—	(18,460)

Goldman, Sachs & Co.	February 18, 2014	EUR	1,338,396	SGD	2,256,000	—	(942)

Goldman, Sachs & Co.	February 18, 2014	JPY	116,241,723	SGD	1,505,137	—	(4,906)

Morgan Stanley	March 21, 2014	HRK	2,088,000	EUR	273,603	—	(186)

Citibank	March 21, 2014	HRK	4,048,000	EUR	527,394	—	(4,381)

Citibank	April 2, 2014	HRK	8,558,600	EUR	1,115,625	—	(8,356)

Citibank	April 3, 2014	HRK	2,374,000	EUR	308,472	—	(3,612)

Standard Chartered Bank	May 16, 2014	USD	1,650,738	RUB	55,089,266	—	(61,475)

Citibank	May 16, 2014	USD	4,946,803	RUB	165,050,070	—	(185,295)

Standard Chartered Bank	May 27, 2014	USD	1,560,241	RUB	51,698,586	—	(71,144)

Standard Chartered Bank	July 21, 2014	USD	539,950	IDR	6,101,440,000	—	(52,115)

Goldman, Sachs & Co.	July 22, 2014	USD	535,151	IDR	6,111,421,300	—	(46,603)

Standard Chartered Bank	August 20, 2014	USD	481,936	IDR	5,588,051,506	—	(37,518)

J.P. Morgan Securities, Inc.	August 20, 2014	USD	1,238,333	IDR	14,420,391,000	—	(91,479)

Total						11,613,263	(12,846,480)

Futures Contracts Outstanding at August 31, 2013

At August 31, 2013, $10,813,369 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro-Bobl, 5-year	(171)	(28,266,088)	September 2013	156,317	—

Euro-Bund, 10-year	(70)	(13,013,230)	September 2013	102,436	—

Euro-Buxl, 30-year	(54)	(8,939,693)	September 2013	181,351	—

Euro-OAT, 10-year	(105)	(18,338,884)	September 2013	437,957	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	25

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Futures Contracts Outstanding at August 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro-SCHATZ, 2-year	(96)	(14,003,568)	September 2013	8,664	—

Japanese Government Bond, 10-year	(5)	(7,350,919)	September 2013	—	(97,663)

Mini Japanese Government Bond, 10-year	111	16,316,779	September 2013	31,041	—

KOSPI 200 Index	(27)	(3,051,957)	September 2013	—	(110,129)

Nikkei 225	27	3,671,131	September 2013	19,167	—

TOPIX	(1)	(112,288)	September 2013	3,942	—

Australian Treasury Bond, 10-year	(84)	(8,750,787)	September 2013	40,882	—

Australian Treasury Bond, 3-year	(287)	(27,919,431)	September 2013	—	(63,225)

LME Copper	(11)	(1,948,650)	September 2013	—	(35,359)

LME Nickel	(13)	(1,071,564)	September 2013	128,701	—

LME Primary Aluminum	(11)	(487,988)	September 2013	3,365	—

LME Zinc	4	187,600	September 2013	—	(7,971)

USD Deliverable Interest Rate Swap, 10-year	(121)	(11,321,063)	September 2013	252,968	—

USD Deliverable Interest Rate Swap, 5-year	(6)	(584,250)	September 2013	4,829	—

FTSE/JSE Top 40 Index	137	5,056,268	September 2013	225,863	—

SPI 200 Index	69	7,857,854	September 2013	186,191	—

Amsterdam Index	37	3,548,749	September 2013	—	(129,441)

CAC 40 Index	72	3,745,450	September 2013	—	(160,995)

CAC 40 Index	(39)	(2,028,786)	September 2013	79,358	—

Crude Oil	5	538,250	September 2013	—	(5,840)

DAX Index	7	1,877,486	September 2013	—	(46,160)

DJIA Mini	(4)	(295,900)	September 2013	396	—

E-Mini NASDAQ 100 Index	77	4,733,190	September 2013	56,901	—

E-Mini Russell 2000 Index	33	3,333,330	September 2013	—	(42,307)

E-Mini S&P 500 Index	21	1,712,865	September 2013	—	(53,117)

E-Mini S&P MidCap 400 Index	23	2,720,670	September 2013	—	(43,799)

Euro Stoxx 50	77	2,775,187	September 2013	—	(126,632)

FTSE 100 Index	11	1,092,353	September 2013	—	(7,531)

FTSE/MIB Index	13	1,433,706	September 2013	28,004	—

IBEX 35 Index	19	2,082,961	September 2013	—	(111,187)

S&P/TSE 60 Index	37	5,103,351	September 2013	38,755	—

S&P CNX Nifty Index	58	631,620	September 2013	14,398	—

Hang Seng Index	16	2,225,097	September 2013	—	(8,933)

H-Shares Index	(5)	(314,626)	September 2013	3,382	—

MSCI Singapore Index	12	647,413	September 2013	313	—

MSCI Taiwan Index	(12)	(338,640)	September 2013	—	(8,238)

NY Harbor ULSD	9	1,185,635	September 2013	—	(24,985)

RBOB Gasoline	4	485,537	September 2013	—	(7,394)

Sugar #11	(322)	(5,892,858)	September 2013	38,433	—

European ICE Gasoil	6	581,550	October 2013	—	(4,220)

Lean Hogs	14	490,700	October 2013	19,438	—

Platinum	78	5,955,690	October 2013	757,934	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

26	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Futures Contracts Outstanding at August 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Soybeans	18	1,221,750	November 2013	—	(11,646)

Cotton #2	33	1,377,585	December 2013	—	(112,357)

Cocoa	46	1,120,560	December 2013	—	(25,315)

Corn	(196)	(4,723,600)	December 2013	—	(220,428)

Soybean Meal	11	466,070	December 2013	—	(11,772)

Soybean Oil	(79)	(2,099,346)	December 2013	100,394	—

Wheat	(143)	(4,676,100)	December 2013	—	(72,176)

Canadian Bank Acceptance, 3-month	(6)	(1,405,725)	December 2013	—	(677)

Euro Euribor, 3-month	(35)	(11,530,900)	December 2013	—	(1,507)

Euro Swiss Franc, 3-month	(66)	(17,729,808)	December 2013	—	(1,049)

Eurodollar, 90-day	5	1,246,250	December 2013	165	—

Canadian Government Bond, 10-year	(92)	(11,249,976)	December 2013	—	(44,086)

Coffee	(49)	(2,137,013)	December 2013	115,048	—

Sterling, 90-day	(76)	(14,639,710)	December 2013	—	(2,452)

U.S. Treasury Long Bond, 20-year	(56)	(7,386,750)	December 2013	—	(74,968)

United Kingdom Long GILT, 10-year	(65)	(11,019,920)	December 2013	—	(15,129)

U.S. Treasury Note, 10-year	(92)	(11,433,875)	December 2013	—	(35,397)

U.S. Treasury Note, 2-year	(13)	(2,856,750)	December 2013	—	(512)

U.S. Treasury Note, 5-year	(174)	(20,824,266)	December 2013	21,798	—

Euro Euribor, 3-month	(45)	(14,813,548)	March 2014	—	(904)

Eurodollar, 90-day	(17)	(4,234,700)	March 2014	—	(1,422)

Euro Swiss Franc, 3-month	(73)	(19,604,358)	March 2014	—	(2,340)

Sterling, 90-day	(98)	(18,866,131)	March 2014	—	(4,515)

Euro Euribor, 3-month	(54)	(17,762,876)	June 2014	895	—

Eurodollar, 90-day	(35)	(8,711,063)	June 2014	—	(2,987)

Sterling, 90-day	(116)	(22,315,609)	June 2014	—	(1,566)

Euro Euribor, 3-month	(56)	(18,406,883)	September 2014	2,422	—

Eurodollar, 90-day	(59)	(14,667,400)	September 2014	—	(3,136)

Sterling, 90-day	(126)	(24,217,401)	September 2014	5,566	—

Euro Euribor, 3-month	(57)	(18,719,569)	December 2014	4,071	—

Eurodollar, 90-day	(81)	(20,109,263)	December 2014	—	(2,341)

LME Copper	(9)	(1,614,600)	December 2014	34,624	—

Sterling, 90-day	(123)	(23,619,353)	December 2014	6,204	—

Euro Euribor, 3-month	(66)	(21,654,574)	March 2015	10,108	—

Eurodollar, 90-day	(103)	(25,527,263)	March 2015	—	(2,117)

Sterling, 90-day	(130)	(24,935,842)	March 2015	9,591	—

Euro Euribor, 3-month	(69)	(22,612,654)	June 2015	15,649	—

Eurodollar, 90-day	(119)	(29,428,700)	June 2015	6,817	—

Sterling, 90-day	(138)	(26,432,930)	June 2015	17,352	—

Sterling, 90-day	322	61,068,677	September 2016	—	(148,111)

Total				3,171,690	(1,894,036)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	27

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Open Options Contracts Written at August 31, 2013

At August 31, 2013, securities totaling $735,702 were pledged as collateral to cover open options contracts written.

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
Genworth Financial, Inc. Class C	Put	117	13.00	5,173	September 2013	14,508

Leap Wireless International, Inc.	Put	53	17.00	1,865	September 2013	10,733

Leap Wireless International, Inc.	Put	559	16.00	13,247	October 2013	46,118

Leap Wireless International, Inc.	Put	555	15.00	4,426	October 2013	13,875

Leap Wireless International, Inc.	Put	57	17.00	5,071	October 2013	10,118

Office Depot	Put	89	4.50	2,654	September 2013	3,115

Office Depot	Put	10	4.00	43	September 2013	100

Optimer Pharmaceutical, Inc.	Put	768	12.50	3,399	September 2013	7,680

Saks, Inc.	Put	9	16.00	43	September 2013	135

Saks, Inc.	Put	13	16.00	142	November 2013	195

Apple, Inc.	Call	18	515.00	36,508	December 2013	33,615

Bill Barrett Corp.	Call	139	22.50	35,559	September 2013	4,865

General Motors Co.	Call	191	31.00	40,428	September 2013	62,075

Genworth Financial, Inc., Class C	Call	117	13.00	6,926	September 2013	643

Genworth Financial, Inc., Class C	Call	340	13.00	5,351	October 2013	6,120

Indian Rupee	Call	1,480,000	65.00	27,602	June 2014	154,571

Indian Rupee	Call	1,507,000	65.00	26,825	June 2014	157,391

Indian Rupee	Call	2,957,000	67.00	58,401	June 2014	260,293

Indian Rupee	Call	2,944,341	70.00	48,876	June 2014	202,671

Indian Rupee	Call	2,186,000	72.00	42,518	July 2014	131,499

Indian Rupee	Call	2,082,000	72.00	42,369	July 2014	125,243

Leap Wireless International, Inc.	Call	69	17.00	2,672	September 2013	138

Leap Wireless International, Inc.	Call	555	21.00	12,380	October 2013	1,110

Leap Wireless International, Inc.	Call	57	17.00	912	October 2013	171

Mosaic Co. (The)	Call	446	62.50	151,573	September 2013	669

Officemax, Inc.	Call	64	11.00	1,927	September 2013	1,920

Officemax, Inc.	Call	7	10.00	650	September 2013	682

Optimer Pharmaceutical, Inc.	Call	768	12.50	14,588	September 2013	5,760

Outerwall, Inc.	Call	217	65.00	120,164	January 2014	92,225

Perrigo Co.	Call	19	120.00	15,547	September 2013	6,365

Questcor Pharmaceuticals	Call	140	46.00	65,030	October 2013	300,300

Saks, Inc.	Call	9	16.00	214	September 2013	22

Saks, Inc.	Call	13	16.00	372	November 2013	97

Silicon Graphics International	Call	535	15.00	66,270	September 2013	21,400

Silicon Graphics International	Call	314	20.00	63,032	December 2013	7,850

Sprint Corp.	Call	168	6.00	8,885	September 2013	11,592

Sprint Corp.	Call	264	7.00	3,950	September 2013	2,508

Total						1,698,372

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

28	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Credit Default Swap Contracts Outstanding at August 31, 2013

Buy Protection

At August 31, 2013, securities totaling $228,181 were pledged as collateral to cover open credit default swap contracts. In addition, cash totaling $2,452,902 was received from broker as collateral.

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Republic of Croatia	December 20, 2016	1.000	224,000	13,433	(10,404)	(448)	2,581	—

JPMorgan	Kingdom of Thailand	June 20, 2017	1.000	1,800,000	10,789	(20,545)	(3,600)	—	(13,356)

Morgan Stanley	Kingdom of Thailand	June 20, 2017	1.000	380,000	2,278	(8,042)	(760)	—	(6,524)

Citibank	People’s Republic of China	June 20, 2017	1.000	380,000	(2,817)	(5,007)	(760)	—	(8,584)

JPMorgan	People’s Republic of China	June 20, 2017	1.000	1,800,000	(13,345)	(7,770)	(3,600)	—	(24,715)

Goldman Sachs International	Republic of Colombia	June 20, 2017	1.000	380,000	2,578	(9,493)	(760)	—	(7,675)

Morgan Stanley	Tunisian Republic	June 20, 2017	1.000	2,200,000	191,435	(139,786)	(4,400)	47,249	—

Citibank	Republic of Croatia	December 20, 2017	1.000	1,360,000	118,701	(77,927)	(2,720)	38,054	—

Goldman Sachs International	Republic of Croatia	December 20, 2017	1.000	610,000	53,241	(35,045)	(1,220)	16,976	—

Morgan Stanley	Republic of Croatia	December 20, 2017	1.000	540,000	47,131	(30,011)	(1,080)	16,040	—

Citibank	Kingdom of Thailand	March 20, 2018	1.000	530,000	8,445	230	(1,060)	7,615	—

JPMorgan	Lebanese Republic	March 20, 2018	5.000	557,000	(22,005)	20,950	(5,570)	—	(6,625)

JPMorgan	People’s Republic of China	March 20, 2018	1.000	1,200,000	(1,449)	16,891	(2,400)	13,042	—

Citibank	Republic of Croatia	March 20, 2018	1.000	422,000	39,864	(35,449)	(844)	3,571	—

JPMorgan	State of Qatar	March 20, 2018	1.000	344,000	(3,204)	5,262	(688)	1,370	—

Citibank	Bolivarian Republic of Venezuela	June 20, 2018	5.000	470,000	77,631	(51,227)	(4,700)	21,704	—

Citibank	Bolivarian Republic of Venezuela	June 20, 2018	5.000	1,400,000	231,240	(154,884)	(14,000)	62,356	—

Citibank	Bolivarian Republic of Venezuela	June 20, 2018	5.000	268,000	44,266	(30,270)	(2,680)	11,316	—

Citibank	Bolivarian Republic of Venezuela	June 20, 2018	5.000	808,000	133,458	(91,243)	(8,080)	34,135	—

Goldman Sachs International	Lebanese Republic	June 20, 2018	1.000	4,147,000	549,652	(537,393)	(8,294)	3,965	—

Citibank	Markit iTraxx Asia Ex-Japan Investment Grade	June 20, 2018	1.000	631,000	17,092	(11,889)	(1,262)	3,941	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	29

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Credit Default Swap Contracts Outstanding at August 31, 2013 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Markit iTraxx Asia Ex-Japan Investment Grade	June 20, 2018	1.000	842,000	22,807	(15,678)	(1,684)	5,445	—

Morgan Stanley	Markit iTraxx Europe Senior Financials	June 20, 2018	1.000	1,730,000	51,623	(90,553)	(4,573)	—	(43,503)

JPMorgan	Markit iTraxx Europe Subordinated Financials	June 20, 2018	5.000	1,151,000	(186,154)	119,016	(15,212)	—	(82,350)

Morgan Stanley	Markit iTraxx Europe Subordinated Financials	June 20, 2018	5.000	1,041,000	(168,363)	153,331	(13,758)	—	(28,790)

Citibank	Republic of Croatia	June 20, 2018	1.000	630,000	64,025	(56,308)	(1,260)	6,457	—

Citibank	Republic of Croatia	June 20, 2018	1.000	260,000	26,423	(20,213)	(520)	5,690	—

Morgan Stanley	Republic of Croatia	June 20, 2018	1.000	346,000	35,163	(33,492)	(692)	979	—

Morgan Stanley	Republic of Croatia	June 20, 2018	1.000	217,000	22,053	(20,518)	(434)	1,101	—

JPMorgan	Russian Federation	June 20, 2018	1.000	940,000	41,168	(16,237)	(1,880)	23,051	—

JPMorgan	Russian Federation	June 20, 2018	1.000	2,239,000	98,059	(37,677)	(4,478)	55,904	—

JPMorgan	Russian Federation	June 20, 2018	1.000	360,000	15,767	(5,611)	(720)	9,436	—

Goldman Sachs International	State of Qatar	June 20, 2018	1.000	1,160,000	(9,270)	15,699	(2,320)	4,109	—

JPMorgan	State of Qatar	September 20, 2018	1.000	2,384,000	(15,946)	11,509	(4,768)	—	(9,205)

Goldman Sachs International	Republic of Colombia	June 20, 2022	1.000	1,270,000	74,020	(81,864)	(2,540)	—	(10,384)

Morgan Stanley	Republic of Colombia	June 20, 2022	1.000	1,760,000	102,578	(68,566)	(3,520)	30,492	—

Morgan Stanley	Republic of Colombia	June 20, 2022	1.000	2,000,000	116,566	(113,996)	(4,000)	—	(1,430)

Citibank	United Mexican States	June 20, 2022	1.000	1,520,000	82,187	(88,971)	(3,040)	—	(9,824)

Citibank	United Mexican States	June 20, 2022	1.000	370,000	20,006	(24,493)	(740)	—	(5,227)

Goldman Sachs International	United Mexican States	June 20, 2022	1.000	300,000	16,221	(17,312)	(600)	—	(1,691)

Citibank	Federative Republic of Brazil	September 20, 2022	1.000	1,750,000	189,366	(121,764)	(3,500)	64,102	—

Goldman Sachs International	Federative Republic of Brazil	September 20, 2022	1.000	1,400,000	151,492	(114,330)	(2,800)	34,362	—

Citibank	Republic of South Africa	September 20, 2022	1.000	2,450,000	331,860	(198,363)	(4,900)	128,597	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

30	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Credit Default Swap Contracts Outstanding at August 31, 2013 (continued)

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Republic of South Africa	September 20, 2022	1.000	3,800,000	514,721	(339,716)	(7,600)	167,405	—

Goldman Sachs International	Republic of South Africa	September 20, 2022	1.000	2,900,000	392,814	(205,024)	(5,800)	181,990	—

JPMorgan	Republic of South Africa	September 20, 2022	1.000	2,550,000	345,405	(202,894)	(5,100)	137,411	—

Morgan Stanley	Republic of South Africa	September 20, 2022	1.000	2,150,000	291,224	(167,665)	(4,300)	119,259	—

JPMorgan	Russian Federation	September 20, 2022	1.000	600,000	65,164	(45,710)	(1,200)	18,254	—

Morgan Stanley	Russian Federation	September 20, 2022	1.000	2,880,000	312,788	(366,116)	(5,760)	—	(59,088)

Goldman Sachs International	Republic of South Africa	December 20, 2022	1.000	1,386,000	192,812	(125,256)	(2,772)	64,784	—

Citibank	Republic of South Africa	June 20, 2023	1.000	2,110,000	308,431	(185,028)	(4,220)	119,183	—

Citibank	United Mexican States	June 20, 2023	1.000	214,000	13,317	(6,685)	(428)	6,204	—
Total								1,468,130	(318,971)

Credit Default Swap Contracts Outstanding at August 31, 2013

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	Federative Republic of Brazil	September 20, 2014	1.000	0.987	1,750,000	233	(2,783)	3,500	950	—

Goldman Sachs International	Federative Republic of Brazil	September 20, 2014	1.000	0.987	1,400,000	186	(2,300)	2,800	686	—

Morgan Stanley	Republic of Colombia	September 20, 2014	1.000	0.697	2,707,000	8,716	(12,944)	5,414	1,186	—

Citibank	United Mexican States	September 20, 2014	1.000	0.640	1,196,000	4,580	(5,720)	2,392	1,252	—

Citibank	Republic of South Africa	September 20, 2017	1.000	2.122	4,100,000	(176,940)	90,711	8,200	—	(78,029)

Goldman Sachs International	Republic of South Africa	September 20, 2017	1.000	2.122	3,800,000	(163,992)	101,050	7,600	—	(55,342)

Goldman Sachs International	Republic of South Africa	September 20, 2017	1.000	2.122	2,900,000	(125,152)	39,109	5,800	—	(80,243)

JPMorgan	Republic of South Africa	September 20, 2017	1.000	2.122	2,550,000	(110,047)	54,509	5,100	—	(50,438)

Morgan Stanley	Republic of South Africa	September 20, 2017	1.000	2.122	2,150,000	(92,785)	38,069	4,300	—	(50,416)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	31

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Credit Default Swap Contracts Outstanding at August 31, 2013 (continued)

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Republic of South Africa	December 20, 2017	1.000	2.197	1,386,000	(67,293)	28,294	2,772	—	(36,227)

Citibank	Republic of South Africa	June 20, 2018	1.000	2.323	2,110,000	(124,520)	49,080	4,220	—	(71,220)

JPMorgan	Republic of Turkey	September 20, 2022	1.000	2.802	2,880,000	(376,926)	157,487	5,760	—	(213,679)

JPMorgan	Republic of Turkey	September 20, 2022	1.000	2.802	600,000	(78,526)	40,514	1,200	—	(36,812)
Total									4,074	(672,406)

**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swap Contracts Outstanding at August 31, 2013

At August 31, 2013, cash totaling $590,937 was received from broker as collateral to cover open cross-currency swap contracts.

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Amount of Currency Received ($)		Notional Amount of Currency Delivered		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.25% based on the notional amount of the currency received	October 16, 2020	TRY	900,000	USD	498,339	95,014	—

Citibank	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.95% based on the notional amount of the currency received	January 6, 2021	TRY	6,195,838	USD	3,520,362	673,042	—

JPMorgan	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 6.89% based on the notional amount of the currency received	January 6, 2021	TRY	1,810,195	USD	980,073	151,330	—

JPMorgan	Floating rate equal to 3-month USD-LIBOR-BBA based on the notional amount of the currency delivered	Fixed rate equal to 7.86% based on the notional amount of the currency received	July 21, 2021	TRY	2,770,890	USD	1,446,940	162,369	—

Total								1,081,755	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

32	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Interest Rate Swap Contracts Outstanding at August 31, 2013

At August 31, 2013, securities and cash totaling $205,060 were pledged as collateral to cover open interest rate swap contracts. In addition, cash totaling $25,125 was received from broker as collateral.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	1-Day Overnight Brazil CETIP Interbank Deposit	Pay	11.443	January 2, 2017	BRL	24,730,650	—	(66,716)

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.333	July 30, 2017	PLN	3,120,000	19,741	—

Goldman Sachs International	6-Month PLN-WIBOR-WIBO	Pay	4.345	August 1, 2017	PLN	3,860,000	24,860	—

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.240	August 7, 2017	PLN	9,400,000	48,408	—

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.300	August 10, 2017	PLN	2,028,000	11,738	—

JPMorgan Chase Bank New York	6-Month PLN-WIBOR-WIBO	Pay	4.325	August 17, 2017	PLN	2,160,000	12,882	—

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.400	August 20, 2017	PLN	1,980,000	13,370	—

Morgan Stanley Capital Services	6-Month PLN-WIBOR-WIBO	Pay	4.370	August 23, 2017	PLN	2,040,000	12,986	—

Citibank	6-Month PLN-WIBOR-WIBO	Receive	3.350	August 27, 2017	PLN	1,200,000	6,348	—

Citibank New York	6-Month PLN-WIBOR-WIBO	Pay	4.350	August 27, 2017	PLN	1,200,000	7,289	—

Citibank	6-Month PLN-WIBOR-WIBO	Receive	3.590	September 18, 2017	PLN	1,860,000	4,835	—

Citibank	6-Month PLN-WIBOR-WIBO	Pay	4.300	September 18, 2017	PLN	1,860,000	24,167	—

Citibank	6-Month PLN-WIBOR-WIBO	Pay	3.810	November 13, 2017	PLN	1,600,000	9,483	—

Citibank	6-Month PLN-WIBOR-WIBO	Pay	3.820	November 14, 2017	PLN	4,090,000	24,956	—

Citibank	6-Month PLN-WIBOR-WIBO	Receive	3.597	November 19, 2017	PLN	11,730,000	5,176	—

Citibank	6-Month PLN-WIBOR-WIBO	Pay	3.815	November 19, 2017	PLN	11,730,000	71,655	—

Goldman Sachs International	6-Month PLN-WIBOR-WIBO	Pay	3.800	November 20, 2017	PLN	4,264,000	25,068	—

Citibank	28-Day MXN TIIE-Banxico	Receive	5.400	July 13, 2018	MXN	22,720,000	39,835	—

JPMorgan	28-Day MXN TIIE-Banxico	Receive	5.410	July 13, 2018	MXN	33,397,000	57,460	—

Citibank	28-Day MXN TIIE-Banxico	Receive	5.440	July 17, 2018	MXN	11,590,000	19,105	—

JPMorgan	28-Day MXN TIIE-Banxico	Receive	5.445	July 17, 2018	MXN	8,690,000	14,182	—

Citibank	28-Day MXN TIIE-Banxico	Receive	5.395	July 18, 2018	MXN	11,630,000	20,960	—

Citibank	3-Month KRW-CD-KSDA-Bloomberg	Receive	3.246	August 19, 2018	KRW	2,365,157,000	—	(9,247)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	33

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Interest Rate Swap Contracts Outstanding at August 31, 2013 (continued)

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Goldman Sachs International	3-Month KRW-CD-KSDA-Bloomberg	Receive	3.263	August 19, 2018	KRW	872,245,000	—	(4,032)

JPMorgan	3-Month KRW-CD-KSDA-Bloomberg	Receive	3.260	August 19, 2018	KRW	290,748,000	—	(1,304)
Citibank	3-Month KRW-CD-KSDA-Bloomberg	Receive	3.300	August 20, 2018	KRW	1,219,628,000	—	(7,482)

JPMorgan	3-Month KRW-CD-KSDA-Bloomberg	Receive	3.293	August 20, 2018	KRW	1,844,219,000	—	(10,775)

Citibank	3-Month KRW-CD-KSDA-Bloomberg	Receive	3.263	August 22, 2018	KRW	9,328,225,754	—	(42,248)

Citibank London	3-Month NZD-BBR	Pay	3.815	August 13, 2022	NZD	1,362,000	—	(79,196)

Citibank New York	3-Month NZD FIX-FRA	Pay	3.899	August 13, 2022	NZD	1,760,000	—	(93,958)

Citibank	3-Month NZD-BBR	Pay	3.775	October 30, 2022	NZD	701,000	—	(38,486)

JPMorgan	3-Month NZD-BBR-BRA	Pay	4.060	June 4, 2023	NZD	1,140,000	—	(55,497)

JPMorgan	3-Month NZD-BBR-FRA	Pay	4.060	June 4, 2023	NZD	1,140,000	—	(55,452)

Citibank	6-Month AUD Bankbills	Pay	4.308	July 4, 2023	AUD	2,289,000	—	(12,203)

Citibank	28-Day MXN TIIE-Banxico	Pay	6.380	July 7, 2023	MXN	13,040,000	—	(46,008)

JPMorgan	28-Day MXN TIIE-Banxico	Pay	6.390	July 7, 2023	MXN	18,850,000	—	(65,459)

Citibank	28-Day MXN TIIE-Banxico	Pay	6.404	July 11, 2023	MXN	6,650,000	—	(22,763)

JPMorgan	28-Day MXN TIIE-Banxico	Pay	6.410	July 11, 2023	MXN	4,920,000	—	(16,678)

Citibank	28-Day MXN TIIE-Banxico	Pay	6.360	July 12, 2023	MXN	6,670,000	—	(24,507)

Citibank	6-Month AUD Bankbills	Pay	4.309	July 15, 2023	AUD	2,427,000	—	(13,324)

Citibank	6-Month AUD Bankbills	Pay	4.300	July 15, 2023	AUD	1,578,000	—	(9,709)

Citibank	6-Month AUD Bankbills	Pay	4.478	August 20, 2023	AUD	1,820,000	9,324	—

Citibank	6-Month AUD Bankbills	Pay	4.523	August 26, 2023	AUD	2,559,000	20,538	—

Total							504,366	(675,044)

Total Return Swap Contracts Outstanding at August 31, 2013

At August 31, 2013, cash totaling $187,393 was received from broker as collateral to cover open total return swap contracts.

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered New York	Total return on Nigeria T-Bill	Floating rate based on 3-month USD LIBOR plus 1.50%	September 30, 2013	NGN	1,205,233,966	585,397	—

Goldman Sachs	Total return on Ithaca Energy Inc.	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	April 19, 2014	GBP	275	322	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

34	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Total Return Swap Contracts Outstanding at August 31, 2013 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Goldman Sachs	Total return on Whitehaven Coal Ltd.	Floating rate based on 1-month AUD LIBOR-BBA plus 0.50%	April 30, 2014	AUD	24,871	94	—

Goldman Sachs	Floating rate based on 1-month HKD HIBOR-HKAB minus 1.00%	Total return on Yanzhou Coal Mining Co., Class H	May 23, 2014	HKD	12,204	—	(566)

Goldman Sachs	Floating rate based on 1-month HKD HIBOR-HKAB minus 1.00%	Total return on Yanzhou Coal Mining Co., Class H	June 4, 2014	HKD	11,874	—	(551)

Goldman Sachs	Floating rate based on 1-month HKD HIBOR-HKAB minus 1.00%	Total return on Yanzhou Coal Mining Co., Class H	June 6, 2014	HKD	20,793	—	(964)
Goldman Sachs	Total return on Yancoal Australian Ltd.	Floating rate based on 1-month AUD LIBOR-BBA plus 0.50%	June 6, 2014	AUD	6,235	—	(83)

Goldman Sachs	Total return on Yancoal Australian Ltd.	Floating rate based on 1-month AUD LIBOR-BBA plus 0.50%	July 14, 2014	AUD	59,782	—	(801)

Total						585,813	(2,965)

Total Return Swap Contracts on Futures at August 31, 2013

At August 31, 2013, securities and cash totaling $4,487,725 were pledged as collateral to cover open total return swap contracts on futures.

Counterparty	Reference Instrument	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
J.P. Morgan	Swiss Market Index Futures	September 2013	CHF	1,837,176	—	(52,527)

Barclays	Euro-SCHATZ Futures	September 2013	EUR	(51,638,159)	—	(39,600)

Barclays	European ICE Gasoil Futures	September 2013	USD	3,684,100	98,386	—

Barclays	Brent Crude Oil Futures	September 2013	USD	5,244,460	173,925	—

Barclays	LME Primary Aluminum Futures	September 2013	USD	(1,242,150)	10,041	—

Barclays	Crude Oil Futures	September 2013	USD	4,951,900	18,918	—

Barclays	Henry Hub Natural Gas Futures	September 2013	USD	(2,542,510)	—	(120,645)

Barclays	NY Harb ULSD Future	September 2013	USD	2,898,218	24,481	—

Barclays	RBOB Gasoline Futures	September 2013	USD	4,127,063	48,659	—

Barclays	Sugar #11 Futures	September 2013	USD	(54,902)	1,445	—

Barclays	Lean Hogs Futures	October 2013	USD	2,032,900	36,237	—

Barclays	Soybean Oil Futures	December 2013	USD	(956,664)	66,127	—

Barclays	Wheat Futures	December 2013	USD	(2,812,200)	—	(50,502)

Barclays	Coffee Futures	December 2013	USD	(43,613)	1,519	—

Barclays	Gold 100 oz. Futures	December 2013	USD	(2,512,980)	—	(164,460)

Citibank	Gold Bars Futures	December 2013	USD	(3,208,877)	—	(54,128)

Barclays	Silver Futures	December 2013	USD	(1,175,650)	—	(102,000)

Barclays	U.S. 2 Year Note	December 2013	USD	(16,041,750)	—	(3,885)

Total					479,738	(587,747)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	35

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Securities are pledged with brokers as collateral for securities sold short.

(c)	Variable rate security.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the value of these securities amounted to $17,953,702 or 2.69% of net assets.

(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2013, the value of these securities amounted to $1,955,497, which represents 0.29% of net assets.

(g)	The rate shown is the seven-day current annualized yield at August 31, 2013.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	126,810,627	530,681,949	(489,707,321)	—	167,785,255	217,826	167,785,255

Aerosonic Corp	—	1,723,685	(1,725,129)	1,444	—	—	—

Total	126,810,627	532,405,634	(491,432,450)	1,444	167,785,255	217,826	167,785,255

(i)	At August 31, 2013, long- or short-term securities were designated to cover open put and/or call options written.

(j)	At August 31, 2013, cash totaling $48,078 was received from broker as collateral to cover open options purchased calls.

(k)	At August 31, 2013, cash totaling $123,039 was received from broker as collateral to cover open options purchased puts.

(l)	This security, or a portion of this security, has been pledged as collateral in connection with forward foreign currency exchange contracts, options contracts and swap contracts. Those values are denoted within the Investments in Derivatives section of the Consolidated Portfolio of Investments.

Abbreviation Legend

ADR	American Depositary Receipt
NVDR	Non-voting Depository Receipt
PIK	Payment-in-Kind

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HRK	Croatian Kuna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LBP	Lebanese Pound
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romania, New Lei

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

36	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Currency Legend (continued)

RSD	Serbian Dinar
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
ZMW	Zambian Kwacha

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	37

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	32,558,807	3,464,246	—	36,023,053

Consumer Staples	10,730,743	7,706,266	—	18,437,009

Energy	47,582,674	858,352	—	48,441,026

Financials	38,028,016	4,565,937	—	42,593,953

Health Care	29,087,999	168,796	—	29,256,795

Industrials	14,360,215	445,598	—	14,805,813

Information Technology	46,833,862	—	—	46,833,862

Materials	11,426,171	549,337	—	11,975,508

Telecommunication Services	4,032,049	376,599	—	4,408,648

Utilities	—	204,049	—	204,049

Common Stocks — Investments Sold Short

Consumer Discretionary	(11,486,602)	—	—	(11,486,602)

Consumer Staples	(271,878)	—	—	(271,878)

Energy	(1,922,314)	—	—	(1,922,314)

Financials	(10,195,129)	—	—	(10,195,129)

Health Care	(1,468,932)	—	—	(1,468,932)

Industrials	(83,317)	(82,722)	—	(166,039)

Information Technology	(4,015,941)	—	—	(4,015,941)

Materials	(39,684)	—	—	(39,684)

Telecommunication Services	(2,290,614)	—	—	(2,290,614)

Utilities	(1,372,721)	(180,409)	—	(1,553,130)

Preferred Stocks

Financials	1,380,650	—	—	1,380,650

Exchange-Traded Funds	153,667	—	—	153,667

Exchange-Traded Funds — Investments Sold Short	(5,786,932)	—	—	(5,786,932)

Total Equity Securities	197,240,789	18,076,049	—	215,316,838

Bonds

Corporate Bonds & Notes	—	41,881,582	—	41,881,582

Corporate Bonds & Notes — Investments Sold Short	—	(1,433,588)	—	(1,433,588)

Convertible Bonds	—	6,382,336	—	6,382,336

Inflation-Indexed Bonds	—	8,299,111	—	8,299,111

Foreign Government Obligations	—	40,678,715	—	40,678,715

Total Bonds	—	95,808,156	—	95,808,156

Short-Term Securities

Treasury Bills	84,466,696	28,158,664	—	112,625,360

Total Short-Term Securities	84,466,696	28,158,664	—	112,625,360

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

38	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Exchange-Traded Notes — Investments Sold Short	(275,286)	—	—	(275,286)

Options Purchased Calls	275,646	—	—	275,646

Options Purchased Puts	254,727	—	—	254,727

Total Other	255,087	—	—	255,087

Mutual Funds

Money Market Funds	169,035,425	—	—	169,035,425

Total Mutual Funds	169,035,425	—	—	169,035,425

Investments in Securities	450,997,997	142,042,869	—	593,040,866

Derivatives

Assets

Futures Contracts	3,171,690	—	—	3,171,690

Forward Foreign Currency Exchange Contracts	—	11,613,263	—	11,613,263

Swap Contracts	—	4,123,876	—	4,123,876

Liabilities

Futures Contracts	(1,894,036)	—	—	(1,894,036)

Options Contracts Written	—	(1,698,372)	—	(1,698,372)

Forward Foreign Currency Exchange Contracts	—	(12,846,480)	—	(12,846,480)

Swap Contracts		(2,257,133)	—	(2,257,133)

Total	452,275,651	140,978,023	—	593,253,674

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts, forward foreign currency exchange contracts and swap contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of August 31, 2012	1,140,000

Accrued discounts/premiums	7

Realized gain (loss)	(49,993)

Change in unrealized appreciation (depreciation)	(90,007)

Sales	(1,000,007)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of August 31, 2013	—

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	39

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Assets and Liabilities

August 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $449,540,614)	$466,161,680

Affiliated issuers (identified cost $167,785,255)	167,785,255

Total investments (identified cost $617,325,869)	633,946,935

Cash	48,831,811

Foreign currency (identified cost $2,347,531)	2,331,607

Cash collateral held at broker	4,828,118

Margin deposits	10,813,369

Unrealized appreciation on forward foreign currency exchange contracts	11,613,263

Unrealized appreciation on swap contracts	4,123,876

Premiums paid on outstanding swap contracts	4,050,172

Receivable for:

Investments sold	2,172,776

Capital shares sold	3,223,104

Dividends	264,335

Interest	1,795,032

Reclaims	37,360

Variation margin	282,014

Expense reimbursement due from Investment Manager	319

Due from broker	3,065,270

Prepaid expenses	7,624

Trustees’ deferred compensation plan	6,904

Total assets	731,393,889

Liabilities

Securities sold short, at value (proceeds $38,627,627)	40,906,069

Option contracts written, at value (premiums received $935,592)	1,698,372

Unrealized depreciation on forward foreign currency exchange contracts	12,846,480

Unrealized depreciation on swap contracts	2,257,133

Premiums received on outstanding swap contracts	941,711

Payable for:

Investments purchased	3,494,481

Capital shares purchased	858,342

Dividends and interest on securities sold short	79,333

Variation margin	592,557

Due to broker	1,329,168

Investment management fees	18,407

Distribution and/or service fees	4,562

Transfer agent fees	50,191

Administration fees	1,437

Chief compliance officer expenses	117

Other expenses	81,052

Trustees’ deferred compensation plan	6,904

Total liabilities	65,166,316

Net assets applicable to outstanding capital stock	$666,227,573

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

40	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Assets and Liabilities (continued)

August 31, 2013

Represented by

Paid-in capital	$641,349,322

Undistributed net investment income	6,525,021

Accumulated net realized gain	2,883,490

Unrealized appreciation (depreciation) on:

Investments	16,621,066

Foreign currency translations	(21,284)

Forward foreign currency exchange contracts	(1,233,217)

Futures contracts	1,277,654

Options contracts written	(762,780)

Securities sold short	(2,278,442)

Swap contracts	1,866,743

Total — representing net assets applicable to outstanding capital stock	$666,227,573

Class A

Net assets	$666,227,573

Shares outstanding	63,507,458

Net asset value per share	$10.49

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	41

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Operations

Year Ended August 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$3,692,156

Dividends — affiliated issuers	217,826

Interest	6,493,799

Foreign taxes withheld	(51,581)

Total income	10,352,200

Expenses:

Investment management fees	5,713,001

Distribution and/or service fees

Class A	1,407,702

Transfer agent fees

Class A	567,522

Administration fees	447,084

Compensation of board members	42,443

Custodian fees	212,319

Printing and postage fees	87,776

Registration fees	46,917

Professional fees	47,394

Dividends and interest on securities sold short	965,075

Chief compliance officer expenses	451

Other	55,168

Total expenses	9,592,852

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(174,772)

Total net expenses	9,418,080

Net investment income	934,120

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — unaffiliated issuers	13,850,425

Investments — affiliated issuers	1,444

Foreign currency translations	(372,091)

Forward foreign currency exchange contracts	5,380,062

Futures contracts	1,286,064

Options contracts written	1,479,860

Securities sold short	(7,065,649)

Swap contracts	(3,248,900)

Net realized gain	11,311,215

Net change in unrealized appreciation (depreciation) on:

Investments	14,979,705

Foreign currency translations	(110,328)

Forward foreign currency exchange contracts	1,306,011

Futures contracts	119,185

Options contracts written	(641,953)

Securities sold short	(2,522,577)

Swap contracts	2,123,781

Foreign capital gains tax	6,278

Net change in unrealized appreciation (depreciation)	15,260,102

Net realized and unrealized gain	26,571,317

Net increase in net assets resulting from operations	$27,505,437

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

42	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

	Year Ended August 31, 2013	Year Ended August 31, 2012(a)
Operations

Net investment income	$934,120	$482,769

Net realized gain	11,311,215	1,761,163

Net change in unrealized appreciation (depreciation)	15,260,102	209,638

Net increase in net assets resulting from operations	27,505,437	2,453,570

Distributions to shareholders

Net investment income

Class A	(3,992,195)	—

Net realized gains

Class A	(675,854)	—

Total distributions to shareholders	(4,668,049)	—

Increase (decrease) in net assets from capital stock activity	166,870,030	474,046,585

Total increase in net assets	189,707,418	476,500,155

Net assets at beginning of year	476,520,155	20,000

Net assets at end of year	$666,227,573	$476,520,155

Undistributed net investment income	$6,525,021	$3,892,273

(a)	For the period from April 23, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	43

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013		Year Ended August 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	25,683,649	268,016,845	50,269,507	501,301,813

Distributions reinvested	460,342	4,667,867	—	—

Redemptions	(10,167,078)	(105,814,682)	(2,740,962)	(27,255,228)

Total net increase	15,976,913	166,870,030	47,528,545	474,046,585

(a)	For the period from April 23, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

44	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Consolidated Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2013		2012(a)
Per share data
Net asset value, beginning of period	$10.03		$10.00

Income from investment operations:

Net investment income	0.02		0.01

Net realized and unrealized gain	0.53		0.02

Total from investment operations	0.55		0.03

Less distributions to shareholders:

Net investment income	(0.08)		—

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.09)		—

Net asset value, end of period	$10.49		$10.03

Total return	5.53%		0.30%

Ratios to average net assets(b)(c)

Total gross expenses	1.70	%(d)	1.73	%(d)(e)

Total net expenses(f)	1.67	%(d)	1.63	%(d)(e)

Net investment income	0.17%		0.31	%(e)

Supplemental data

Net assets, end of period (in thousands)	$666,228		$476,520

Portfolio turnover	239%		141%

Notes to Financial Highlights

(a)	For the period from April 23, 2012 (commencement of operations) to August 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Certain line items from prior years have been reclassified to conform to the current presentation.

(d)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.17% and 0.13% for the years ended August 31, 2013 and 2012, respectively.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2013	45

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements

August 31, 2013

Note 1. Organization

Active Portfolios® Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for each Subsidiary’s day-to-day business pursuant to a separate investment management services agreement between each Subsidiary and the Investment Manager. At August 31, 2013, ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. represented $44,805,044 or 6.7% of the net assets of the Fund.

The consolidated financial statements present the portfolio holdings, financial position and results of operations of the Fund and Subsidiaries on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles

(GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Security Valuation

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign

46	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For consolidated financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the consolidated financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer

Annual Report 2013	47

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are OTC agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to enhance returns, as a substitute for the purchase or sale of securities and to obtain and manage long and short exposure to foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

48	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, manage exposure to the securities market, manage the duration and yield curve exposure of the Fund versus the benchmark and to obtain and manage long and short exposure to sovereign bonds, equity indices, and commodities. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or OTC. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk, to increase return on investments, and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount was $3,105,250 at August 31, 2013.

Annual Report 2013	49

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

Contracts and premiums associated with options contracts written for the year ended August 31, 2013 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at August 31, 2012	4,891	947,180	286,700,357	137,341
Opened	1,239,892,078	4,145,166	11,540,495,390	812,617
Closed	(6,019)	(582,414)	(11,540,482,012)	(255,545)
Expired	(1,226,715,386)	(1,935,786)	(286,707,694)	(436,951)
Exercised	(14,773)	(1,674,620)	(3,811)	(221,396)

Balance at August 31, 2013	13,160,791	899,526	2,230	36,066

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to obtain and manage long and short exposure to sovereign bonds, commodities, and the Swiss Market Index, to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Cross-Currency Swap Transactions

The Fund entered into cross-currency swap transactions to gain or mitigate exposure on currency risk, to hedge currency risk exposure and to enhance returns. These instruments may be used for other purposes in future periods. Cross-currency swaps are agreements between two parties that involve the exchange of one currency for another currency with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties in the currency of the principal received based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swaps may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Cross-currency swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain cross-currency swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the cross-currency swap is terminated.

The risks of cross-currency swaps include the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

50	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, enhance returns, increase or decrease its credit exposure to a specific debt security or a basket of debt securities and as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contact specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long or short exposure to the total return on a specified reference security or a basket of reference securities during the specified period, enhance returns, manage exposure to the securities market, in return for periodic payments based on a fixed or variable interest rate and to obtain and manage long and short exposure to sovereign bonds and commodities, and the Swiss Market index. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to a reference security or

Annual Report 2013	51

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Consolidated Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Unrealized appreciation on swap contracts	1,472,204

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding credit default swap contracts	4,050,172
Equity risk	Unrealized appreciation on swap contracts	416
Equity risk	Net assets — unrealized appreciation on futures contracts	656,672	*
Equity risk	Investments at value — unaffiliated issuers (for purchased options)	285,819
Foreign exchange risk	Investments at value — unaffiliated issuers (for purchased options)	238,194
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	11,613,263
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	45,696	*
Foreign exchange risk	Unrealized appreciation on swap contracts	1,667,152
Interest rate risk	Unrealized appreciation on swap contracts	504,366
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,271,387	*
Commodity-related investment risk	Unrealized appreciation on swap contracts	479,738
Commodity-related investment risk	Investments at value — unaffiliated issuers (for purchased options)	6,360
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	1,197,935	*
Total		23,489,374

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Unrealized depreciation on swap contracts	991,377
Credit risk	Premiums received on outstanding credit default swap contracts	941,711
Equity risk	Options contracts written, at value	666,704
Equity risk	Unrealized depreciation on swap contracts	55,492
Equity risk	Net assets — unrealized depreciation on futures contracts	848,470	*

52	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Options contracts written, at value	1,031,668
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	12,846,480
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	172,036	*
Interest rate risk	Unrealized depreciation on swap contracts	718,529
Interest rate risk	Net assets — unrealized depreciation on futures contracts	334,066	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Unrealized depreciation on swap contracts	491,735
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	539,464	*
Total		19,637,732

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(3,744,661)	(3,744,661)
Equity risk	—	5,848,014	(445,231)	1,308,551	6,711,334
Foreign exchange risk	5,380,062	(261,764)	74,054	(211,779)	4,980,573
Interest rate risk	—	(2,345,828)	(160,781)	(1,367,161)	(3,873,770)
Commodity-related investment risk	—	(1,954,358)	(16,960)	766,150	(1,205,168)
Total	5,380,062	1,286,064	(548,918)	(3,248,900)	2,868,308
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	781,396	781,396
Equity risk	—	(81,319)	223,623	(63,017)	79,287
Foreign exchange risk	1,306,011	(126,340)	(1,149,649)	1,892,032	1,922,054
Interest rate risk	—	550,438	—	(294,765)	255,673
Commodity-related investment risk	—	(223,594)	(411,280)	(191,865)	(826,739)
Total	1,306,011	119,185	(1,337,306)	2,123,781	2,211,671

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	4,646
Futures contracts	47,150
Options contracts	71,017
Swap contracts	547

Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	38,522,000
Credit default swap contracts — sell protection	29,557,000
Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Consolidated Statement of Operations.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells

Annual Report 2013	53

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

54	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the consolidated financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.02% to 0.90% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 1.01% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC, Eaton

Vance Management, Wasatch Advisors, Inc. and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.08% of the Fund’s average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or

Annual Report 2013	55

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2013, the Fund’s effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.10%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.50% of Class A shares’ average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-

affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, adjustments on certain convertible preferred securities, investments in commodity subsidiaries and constructive sales of appreciated financial positions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$5,690,823
Accumulated net realized gain	(5,359,054)
Paid-in capital	(331,769)

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2013	Year Ended August 31, 2012
Ordinary income	$4,353,912	$—
Long-term capital gains	314,137	—
Total	$4,668,049	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

56	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,156,754
Undistributed accumulated long-term gain	969,268
Unrealized appreciation	$13,557,278

At August 31, 2013, the cost of investments for federal income tax purposes was $626,995,265 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,849,040
Unrealized depreciation	(12,291,762)
Net unrealized appreciation	$13,557,278

For the year ended August 31, 2013, $113,840 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $764,987,673 and $724,063,816, respectively, for the year ended August 31, 2013, of which $92,291,236 and $119,225,997, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2013, one unaffiliated shareholder account owned 100.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the consolidated financial statements were issued and noted no items requiring adjustment of the consolidated financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of

Annual Report 2013	57

Active Portfolios® Multi-Manager Alternative Strategies Fund

Notes to Consolidated Financial Statements (continued)

August 31, 2013

$10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

58	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Alternative Strategies Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of consolidated changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Alternative Strategies Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 28, 2013

Annual Report 2013	59

Active Portfolios® Multi-Manager Alternative Strategies Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	24.91%
Dividends Received Deduction	26.20%
Capital Gain Dividend	$1,347,576

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

60	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None
John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013	61

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)
Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and

Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

62	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Trustees and Officers (continued)

Officers (continued)
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since

July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010
Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011
Paul D. Pearson (Born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (Born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel,

J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and

Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013	63

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On June 14, 2013, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) and the Subadvisory Agreements (the “Subadvisory Agreements”) between the Investment Manager and AQR Capital Management, LLC, Eaton Vance Management, Wasatch Advisors, Inc. and Water Island Capital, LLC (the “Subadvisers”) with respect to Active Portfolios® Multi-Manager Alternative Strategies Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the continuation of the Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Agreements. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Agreements for the Fund included the following:

•

Information on the investment performance of the Fund from the date of its inception through December 31, 2012, including performance relative to a group of mutual funds determined to be comparable to the Fund by an independent third party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•	The terms and conditions of the Agreements;

•

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•

Information regarding the reputation, regulatory history and resources of the Investment Manager and the Subadvisers, including information regarding senior management, portfolio managers and other personnel;

64	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

•

Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadvisers’ code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors each code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken to select the Subadvisers, including the Investment Manager’s rationale for recommending approval of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new Subadvisory Agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadvisers selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund from its date of inception through December 31, 2012, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. Because the Fund did not have a complete year of performance from its date of inception, the Committee and the Board did not have information regarding the percentile ranking of the Fund’s performance relative to the returns of a group of comparable funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third party data provider, and a benchmark.

The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers supported the continuation of the Agreements.

Annual Report 2013	65

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and net expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to the Subadvisers of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager and the Subadvisers of services to the Fund, to groups of related funds, and to the Investment Manager’s and the Subadvisers’ investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager and/or the Subadvisers in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

66	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a Subadvisory Agreements in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements.

Annual Report 2013	67

Active Portfolios® Multi-Manager Alternative Strategies Fund

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68	Annual Report 2013

Active Portfolios® Multi-Manager Alternative Strategies Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2013	69

Active Portfolios® Multi-Manager Alternative Strategies Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

Information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN100_08_C01_(10/13)

Annual Report August 31, 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Performance Overview

Performance Summary

>	Active Portfolios® Multi-Manager Core Plus Bond Fund (the Fund) Class A shares returned -1.16% for the 12-month period that ended August 31, 2013.

>	The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.47% over the same period.

>	The Fund’s outperformance can be attributed primarily to effective sector allocation.

Average Annual Total Returns (%) (for period ended August 31, 2013)
	Inception	1 Year	Life
Class A	04/20/12	-1.16	1.44
Barclays U.S. Aggregate Bond Index		-2.47	0.06

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Core Plus Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Columbia Management Investment Advisers, LLC

Carl Pappo, CFA

Brian Lavin, CFA

Michael Zazzarino

Federated Investment Management Company

Donald Ellenberger

Jerome Conner, CFA*

* Effective May 1, 2013, Mr. Connor assumed responsibility for the day-to-day portfolio management of the Fund, replacing Joseph Balestrino.

TCW Investment Management Company

Tad Rivelle

Laird Landmann

Stephen Kane, CFA

Portfolio Breakdown (%) (at August 31, 2013)
Asset-Backed Securities — Agency	0.5
Asset-Backed Securities — Non-Agency	4.8
Commercial Mortgage-Backed Securities — Agency	1.9
Commercial Mortgage-Backed Securities — Non-Agency	4.9
Corporate Bonds & Notes	33.0
Foreign Government Obligations	1.7
Inflation-Indexed Bonds	4.7
Money Market Funds	7.5
Municipal Bonds	1.5
Preferred Debt	0.8
Residential Mortgage-Backed Securities — Agency	21.0
Residential Mortgage-Backed Securities — Non-Agency	5.0
Senior Loans	0.2
Treasury Bills	1.3
U.S. Government & Agency Obligations	1.0
U.S. Treasury Obligations	10.2
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Active Portfolios® Multi-Manager Core Plus Bond Fund is managed by two independent money management firms and by Columbia Management and each invests a portion of the portfolio’s assets. As of August 31, 2013, Federated Investment Management Company (Federated), TCW Investment Management Company (TCW) and Columbia Management Investment Advisers, LLC (Columbia) managed approximately 25%, 41% and 34% of the portfolio, respectively.

For the 12-month period that ended August 31, 2013, the Fund’s Class A shares returned -1.16%. The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -2.47% over the same 12-month period. The Fund’s outperformance can be attributed primarily to effective sector allocation.

Fed Policy Shaped Fixed Income Markets

While a number of economic and geopolitical events shaped short-term moves in the fixed income market during the 12-month period ended August 31, 2013, the overriding factor influencing the bond market was Federal Reserve (Fed) policy. In general, the Fed’s policies continued to support risk assets for much of the fiscal period, and all spread (non-U.S. Treasury) sectors outperformed U.S. Treasury securities up to mid-May 2013 when the Fed began discussing a possible reduction of its monthly purchases of U.S. Treasury and mortgage-backed securities. Despite the lack of fundamental changes across asset classes, sectors with the least liquidity and most duration risk, such as long-maturity Treasury inflation protected securities (TIPS), high yield corporate bonds and emerging market bonds, were then hit the hardest, as a changing supply/demand landscape pushed interest rates higher. The result was negative absolute returns across fixed income spread sectors in the last months of the annual period and outperformance of U.S. Treasuries on a duration-adjusted basis.

For the period overall, interest rates rose despite tepid economic growth and declining inflation. Ten-year U.S. Treasury yields rose from 1.55% in August 2012 to 2.79% in August 2013, while short-term rates rose only modestly, anchored by the Fed’s comments implying the targeted federal funds rate would likely not increase until 2015. With the exception of high yield corporate bonds and financial-related corporate bonds, which gained ground, the corporate bond sector declined but still outpaced comparable duration U.S. Treasury securities. Securitized product returns were mixed but also outpaced duration-matched U.S. Treasury securities, with the exception of mortgage-backed securities, which lagged, as the potential for Fed tapering sooner than originally expected drove outsized volatility in the sector. Non-agency mortgage-backed securities outpaced all other fixed income spread sectors, benefiting from improving fundamentals, a shrinking market, little new issuance and an improving housing market. Commercial mortgage-backed securities rallied for most of the period but lagged in the last few months as new issuance outpaced demand. Emerging market bonds were among the weakest performers, as U.S. interest rate volatility, ongoing political unrest in Greece and Egypt and growth concerns for Russia, China and Brazil drove large outflows from the sector.

Allocations to Non-Government Sectors Boosted Returns

Federated: Our portion of the Fund’s portfolio outperformed the benchmark during the period primarily due to effective sector allocation. Duration, yield curve positioning and security selection also contributed positively, albeit more modestly.

4	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

Overall, credit was the primary driver of our portion of the Fund’s relative outperformance during the period. Within credit, high yield, investment grade and commercial mortgage-backed securities all added value, although an allocation to longer-maturity corporate positions in the emerging markets detracted from returns, hurt by the global economic slowdown — especially in China. At the sub-sector level, an overweight to finance in corporate bonds added particular value. An underweighted allocation to residential mortgage-backed securities in 2013 (through August 31, 2013) also contributed positively to our portion of the Fund’s results, especially having an underweight to GNMAs.

We actively managed our portion of the Fund’s duration within a range of 80% to 120% of the duration of the benchmark. Duration positioning added value, primarily between June and August 2013 when our portion of the Fund was positioned modestly shorter than that of the benchmark as interest rates rose. Yield curve positioning also boosted relative results, especially a steepening bias implemented in the summer of 2013. The yield curve steepened during the period, meaning the differential in yields between shorter-term and longer-term maturities widened. Having an overweight position in intermediate maturities earlier in the period also helped. Treasury note futures contracts added to total returns over the 12 month period. These trades were made to align our portion of the portfolio’s duration and yield curve positioning with the forecasts of what we call our Alpha Pods. Alpha Pods are our critical decision making tools built around five crucial factors in bond Fund strategy — duration management, sector allocation, yield curve analysis, currency management and security selection.

In terms of security selection, positions in Mass Mutual and Morgan Stanley added to returns. So, too, did having a bias toward lower quality credits. Detracting from results were positions in Barrick Gold, private label mortgage-backed securities issued by Sequoia, and Treasury inflation protected securities (TIPS).

TCW: Our portion of the Fund’s portfolio outperformed the benchmark during the period, predominantly due to its relative overweight allocations to rallying non-government sectors — particularly non-agency mortgage-backed securities and corporate financials.

Non-agency mortgage-backed securities were among the best performing fixed income sectors as solid fundamentals, such as improving roll rates, increased credit burnout and a shorter foreclosure pipeline resulted in strong investor demand. Our portion of the Fund had an emphasis on the higher-returning subprime and option adjustable rate mortgage segments of the sector. Both strong fundamentals (such as capital structure deleveraging) and technicals (such as limited new issuance) for financials led to outperformance for that segment of the investment grade corporate bond sector. Our portion of the Fund was primarily focused on the bonds of money center, deposit-funded banks, which enjoyed price appreciation as a result of deleveraging their balance sheets to the advantage of creditors. An exposure to U.S. dollar-denominated emerging market bonds further benefited returns; these issues held up relatively well amidst global volatility, outpacing duration-matched U.S. Treasury securities for the fiscal period as a whole. Issue selection among asset-backed securities — favoring non-traditional sectors — was another source of positive contribution, as private student loans, shipping containers and collateralized loan obligations benefited from premium yields and tighter spreads to outpace the benchmark’s asset-backed securities. In addition, the defensive duration position of our portion of the Fund, maintained at approximately one year shorter than that of the benchmark throughout the fiscal period, significantly boosted returns as U.S. Treasury rates rose across the yield curve.

Quality Breakdown (%) (at August 31, 2013)
AAA rating	49.3
AA rating	4.3
A rating	11.2
BBB rating	20.8
BB rating	5.3
B rating	2.7
CCC rating	2.7
CC rating	1.1
C rating	0.3
D rating	0.8
Not rated	1.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

Asset allocation does not assure a profit or protect against loss. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. See the Fund’s prospectus for information on these and other risks associated with the Fund. This effect is more pronounced for longer-term securities. The Fund should be considered part of an overall investment program, and not a complete investment program.

Annual Report 2013	5

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

While our portion of the Fund’s overweight to corporate financials was a significant contributor to performance, its allocation to the corporate bond sector was slightly underweight that of the benchmark, which detracted, as corporate bonds significantly outperformed the benchmark for the period. Among commercial mortgage-backed securities, an allocation to higher-quality agency securities detracted from returns as higher-quality issues lagged. A position in agency mortgage-backed securities modestly detracted, as low coupon issues, a focus within our strategy, were outpaced by higher coupon securities. Approximately 14% of our portion of the portfolio’s agency mortgage-backed securities exposure was expressed via generic TBA (to be announced) positions, which detracted from performance during the period due to higher interest rates. A modest allocation to U.S. Treasury securities was a drag on relative results, as yields rose significantly in the sector. Finally, yield curve positioning detracted from our portion of the Fund’s performance. Given significant stimulus over the past several years from the Fed, expectations were for a pick-up in inflation in the intermediate term that would likely push longer-maturity U.S. Treasury rates higher. As a result, our yield curve positioning maintained a modest underweight to the long-term end of the curve in favor of the intermediate, or seven-to-ten-year, segment. During the period, intermediate and long-term rates rose, while yields on shorter maturities declined, resulting in a drag on performance.

Columbia: Our portion of the Fund’s portfolio outperformed the benchmark during the period, as effective sector allocation and issue selection overall contributed positively to relative results.

A sizable allocation to and issue selection in investment grade corporate bonds, which outpaced the benchmark, helped our portion of the Fund’s performance most — particularly an emphasis on financial institutions and securities lower in the capital structure. Exposure to non-agency mortgage-backed securities boosted relative results as well. This sector benefited both from attractive yields and slower prepayment speeds through most of the period, although performance moderated after Fed chair Bernanke’s tapering comments in mid-May 2013 caused investors to pull back. An overweight allocation relative to the benchmark to commercial mortgage-backed securities and an underweighted position in non-corporate sovereign debt added value as well. Eliminating exposure to emerging markets debt and shifting away from high yield corporate debt in late 2012 was positive for performance, as spreads (yield differentials between these securities and U.S. Treasuries) tightened and risk aversion heightened following Bernanke’s comments. Similarly, a shift toward higher credit quality buoyed our portion of the Fund’s results.

Duration and yield curve positioning detracted from our portion of the Fund’s results. A slightly longer duration stance in our portion of the Fund relative to that of the benchmark hurt our portion of the Fund’s results, as interest rates rose during the period overall. Yield curve positioning biased toward a flattening of the yield curve while interest rates rose also detracted from performance, as the two-year to ten-year portion of the curve steepened during the latter part of the period, meaning longer-term yields rose more than shorter-term yields. Additionally, issue selection within the commercial mortgage-backed securities sector detracted from results relative to the benchmark, as our portion of the Fund owned higher-quality commercial mortgage-backed securities during a period when lower-quality commercial mortgage-backed securities outperformed higher-quality tranches.

6	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

Fed Policy and Economic Conditions Drove Portfolio Changes

Federated: Broadly speaking, our portion of the Fund transitioned from one geared to modest economic growth to one positioned for a recession from December 2012 through March 2013. Then, we moved back to a portfolio positioned for modest economic growth from April 2013 through the end of the period. These decisions were driven by our Alpha Pods.

During the period, we added a number of high quality municipal securities to the portfolio at historically attractive levels. Issuers included New York City and Minnesota state general obligation bonds, Texas A&M University, Florida State Turnpike Authority and Los Angeles Waste Water System. We reduced the portfolio’s position in intermediate maturity TIPS, which had performed well through the first half of 2013 but then lagged on Fed tapering talk, declining inflation and withdrawals from TIPS mutual funds. We retained a modest position in short-maturity TIPS, which have more attractive inflation break-evens than longer-maturity TIPS. We also reduced our portion of the Fund’s position in Hewlett-Packard due to restructuring charges, significant margin pressures and declining free cash flow.

At the end of August 2013, our portion of the Fund was overweight high yield and investment grade corporate bonds, CMBS and emerging markets debt relative to the benchmark. On the same date, our portion of the Fund was underweight the benchmark in agency mortgage-backed securities, agency securities and U.S. Treasury securities. Our portion of the Fund was positioned modestly short relative to that of the benchmark at the end of the period.

TCW: During the period, we increased exposure to spread, or non-U.S. Treasury, sectors and deployed additional cash contributions. We particularly added exposure across the corporate subsectors, and we established an allocation to foreign agency securities. We also added various high quality non-agency mortgage-backed securities and commercial mortgage-backed securities.

At the end of the period, the low rate regime along the U.S. Treasury curve, offering insufficient compensation for the assumed risk, in our view, led to a substantial underweight in the sector. The underweight in U.S. Treasury securities remained offset by the significant allocation to non-agency mortgage-backed securities, with a preference toward higher-quality, shorter-duration, currently amortizing bonds, as well as floating rate issues given better total return potential and protection from higher interest rates. Holdings in agency mortgage-backed securities moved up in coupon modestly, though we continued to avoid premium coupon issues where prepayment risk remained a concern. Our corporate bond positioning continued to favor financials, which benefit from regulatory limits on leverage and which maintain strong balance sheets versus unrelated industrials. We viewed select commercial mortgage-backed securities and asset-backed securities as a high quality alternative to corporate bonds and, as such, our portion of the Fund’s overweight was maintained among top of the capital structure, super-senior tranches of both seasoned and recent vintage commercial mortgage-backed securities and non-traditional asset-backed securities. Our portion of the Fund’s duration positioning was relatively consistent over the period at approximately one year short that of the benchmark, reflecting an effort to seek protection against elevated inflation risk after extensive Fed stimulus.

Columbia: As indicated earlier, we reduced our portion of the Fund’s exposure to high yield corporate bonds and emerging markets debt in late 2012, prompted by a tightening of spreads. Increasing regulatory capital requirements for U.S. and

Annual Report 2013	7

Active Portfolios® Multi-Manager Core Plus Bond Fund

Manager Discussion of Fund Performance (continued)

European banks justified to us our portion of the Fund’s overweight to financial institutions and securities lower in the capital structure within the investment grade corporate bond sector. Also, during the period, with the rise in interest rates, we initiated a shift in coupon exposure within the mortgage-backed securities sector to help manage duration, convexity and expectations. Our portion of the Fund had been overweight higher-coupon mortgage-backed securities relative to the benchmark; as interest rates began to move higher, we shifted toward a more neutral coupon exposure. We improved the credit quality of our portion of the Fund by reducing exposure to commercial mortgage-backed securities and increasing exposure to government-guaranteed debt.

At the end of the period, our portion of the Fund was overweight relative to the benchmark in investment grade corporate bonds, mortgage-backed securities and commercial mortgage-backed securities and was underweight relative to the benchmark in U.S. Treasury securities and U.S. agency securities.

Looking Ahead

Federated: At the end of the period, we had positioned our portion of the Fund for a macroeconomic environment of modest growth. This resulted in a bias for higher interest rates, as over the remainder of 2013, we currently expect interest rates to rise but at a slower pace than seen from May through August 2013. In implementing this bias, we expect to emphasize shorter-duration investments. We also had positioned our portion of the Fund with a significant overweight to the credit sectors. We believe moderate economic growth is the sweet spot for credit, as growth too slow that risks recession would result in wider spreads (yield differentials) while growth too fast would likely pull forward the start of the Fed’s renormalization of the targeted federal funds rate from its current zero interest rate policy.

TCW: Although economic growth remains sluggish, there appears to have been a paradigm shift at the Fed, with more weight given to the risk posed by quantitative easing versus its benefits. Nevertheless, inflation risk remains a concern given extensive stimulus to date. As a result, we intend to maintain a defensive duration profile relative to the benchmark and an underweight to U.S. Treasury securities in our portion of the Fund. Our corporate allocation favors financials given regulatory limits on leverage and attractive valuations. We expect to maintain a significant overweight to non-agency mortgage-backed securities, as it presents, we believe, one of the most attractive domestic fixed income sectors, which should perform well in a wide variety of economic and interest rate scenarios. Also, senior tranches of commercial mortgage-backed securities appear to us to provide good value, and thus we expect to maintain our portion of the Fund’s exposure.

Columbia: At the end of August 2013, we believed the biggest factors likely to affect the fixed income market looking ahead were the pace of economic recovery and the pace of quantitative easing program tapering employed by the Fed. Both factors, in our view, will influence interest rates and the shape of the yield curve. Given this view, we currently intend to hold to a modestly bearish yield curve flattening position in our portion of the Fund and to adjust duration accordingly. At present, we expect our portion of the Fund to remain overweight relative to the benchmark in investment grade corporate bonds, as we continue to look favorably on credit fundamentals. At the same time we highlight the need to be selective, as we believe merger and acquisition activity and other corporate events more friendly to equity holders are anticipated to become more frequent occurrences. All that said, we believe effective sector allocation and issue selection will remain key to Fund performance in the months ahead, and so, as always, we will maintain our disciplined investment strategy.

8	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	971.20	1,021.06	3.95	4.05	0.80

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

Annual Report 2013	9

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 35.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	283,000	266,020

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	550,000	544,500

Bombardier, Inc.(a) Senior Notes
01/15/16	4.250%	95,000	98,206
01/15/23	6.125%	41,000	40,077

Embraer SA Senior Unsecured
06/15/22	5.150%	1,950,000	1,940,250

FGI Operating Co. LLC/Finance, Inc. Secured(a)
05/01/20	7.875%	450,000	462,375

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	124,000	133,610

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	117,000	126,360

L-3 Communications Corp.
02/15/21	4.950%	2,045,000	2,148,925

Lockheed Martin Corp. Senior Unsecured
09/15/21	3.350%	965,000	954,997

TransDigm, Inc.
12/15/18	7.750%	350,000	374,500
10/15/20	5.500%	83,000	80,925

TransDigm, Inc.(a)
07/15/21	7.500%	376,000	397,620

Total			7,568,365

Airlines 1.0%
American Airlines Pass-Through Trust Series 2013-2 Class A(a)
01/15/23	4.950%	7,500,000	7,453,125

Continental Airlines Pass-Through Trust Pass-Through Certificates Series 1997-4 Class A
01/02/18	6.900%	865,136	901,905
Series 1999-1 Class A
08/02/20	6.545%	3,552,519	3,836,720
Series 2007-1 Class A
04/19/22	5.983%	5,491,561	5,848,512

Delta Air Lines Pass-Through Trust Pass-Through Certificates
01/02/23	6.718%	3,715,613	4,031,440

JetBlue Airways Pass-Through Trust Pass-Through Certificates Series 2004-2 Class G-2(b)
05/15/18	0.714%	5,910,000	5,324,910

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Southwest Airlines Co. Senior Unsecured
03/01/17	5.125%	5,000,000	5,379,085

U.S. Airways Pass-Through Trust Pass-Through Certificates
12/03/26	4.625%	4,425,000	4,281,188
Series 2012-1 Class A
04/01/26	5.900%	3,992,793	4,182,451

Total			41,239,336

Automotive 1.6%
Affinia Group, Inc.(a)
05/01/21	7.750%	325,000	333,938

Allison Transmission, Inc.(a)
05/15/19	7.125%	371,000	393,260

American Axle & Manufacturing, Inc.
11/15/19	7.750%	350,000	385,000
03/15/21	6.250%	131,000	133,293
10/15/22	6.625%	325,000	332,313

American Honda Finance Corp. Senior Unsecured(a)
10/01/18	7.625%	2,250,000	2,797,580

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/19	8.000%	167,000	181,404
06/15/21	8.250%	200,000	219,500

Daimler Finance North America LLC(a)
01/11/17	2.950%	8,000,000	8,237,728
01/11/18	1.875%	2,000,000	1,962,742

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	104,000	110,500

Delphi Corp.
02/15/23	5.000%	95,000	96,544

Exide Technologies Senior Secured(c)
02/01/18	8.625%	225,000	155,250

Ford Motor Co. Senior Unsecured
08/01/18	6.500%	1,975,000	2,242,010
02/01/29	6.375%	1,990,000	2,146,591
07/16/31	7.450%	1,502,000	1,810,177
01/15/43	4.750%	5,000,000	4,420,125
11/01/46	7.400%	1,295,000	1,542,705

Ford Motor Credit Co. LLC Senior Unsecured
04/15/16	4.207%	1,455,000	1,523,897
05/09/16	1.700%	5,000,000	4,937,010
06/15/16	3.984%	8,437,000	8,808,506
06/12/17	3.000%	1,600,000	1,612,045
09/20/22	4.250%	1,100,000	1,071,831

General Motors Financial Co., Inc.(a) Senior Unsecured
05/15/18	3.250%	27,000	25,920
05/15/23	4.250%	39,000	35,100

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Harley-Davidson Financial Services, Inc.(a)
03/15/17	2.700%	1,380,000	1,387,515

Hyundai Capital America(a)
08/09/18	2.875%	1,250,000	1,243,584

Hyundai Capital Services, Inc. Senior Unsecured(a)
07/27/16	4.375%	2,000,000	2,118,034

IDQ Holdings, Inc. Senior Secured(a)
04/01/17	11.500%	250,000	276,875

International Automotive Components Group SA Secured(a)
06/01/18	9.125%	250,000	255,000

JB Poindexter & Co., Inc. Senior Unsecured(a)
04/01/22	9.000%	250,000	262,500

Jaguar Land Rover Automotive PLC(a)
05/15/21	8.125%	425,000	472,281
02/01/23	5.625%	140,000	134,750

Lear Corp.(a)
01/15/23	4.750%	500,000	467,500

Nissan Motor Acceptance Corp. Senior Unsecured(a)
09/12/17	1.950%	2,500,000	2,463,035

Pittsburgh Glass Works LLC Senior Secured(a)
04/15/16	8.500%	250,000	258,125

RCI Banque SA(a) Senior Unsecured
04/12/16	4.600%	1,120,000	1,174,320
04/03/18	3.500%	4,000,000	3,988,480

Schaeffler Finance BV Senior Secured(a)
02/15/19	8.500%	583,000	655,146

Schaeffler Holding Finance BV Senior Secured PIK(a)
08/15/18	6.875%	576,000	602,195

UCI International, Inc.
02/15/19	8.625%	625,000	640,625

Visteon Corp.
04/15/19	6.750%	211,000	223,660

Total			62,138,594

Banking 6.7%
Abbey National Treasury Services PLC Bank Guaranteed(a)
11/10/14	3.875%	2,375,000	2,446,891

Ally Financial, Inc.
07/18/16	3.500%	625,000	628,906
02/15/17	5.500%	225,000	237,179
12/01/17	6.250%	325,000	348,492
03/15/20	8.000%	608,000	699,960

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

BNP Paribas SA(a)(b)
06/29/49	5.186%	600,000	593,250

Banco Bradesco SA Subordinated Notes
01/16/21	5.900%	100,000	96,500

Banco Santander SA Senior Unsecured(a)
11/09/22	4.125%	200,000	181,500

Bank of America Corp. Senior Unsecured
09/01/15	3.700%	5,640,000	5,889,773
01/11/18	2.000%	4,000,000	3,882,940
01/24/22	5.700%	4,800,000	5,297,448
01/11/23	3.300%	10,859,000	10,038,407

Bank of America NA Subordinated Notes(b)
06/15/16	0.553%	1,760,000	1,715,495

Bank of Montreal Senior Unsecured
04/09/18	1.450%	750,000	726,904
11/06/22	2.550%	4,865,000	4,458,490

Bank of New York Mellon Corp. (The) Senior Unsecured
05/15/19	5.450%	800,000	914,574

Bank of New York Mellon Corp. (The)(b)
12/29/49	4.500%	4,110,000	3,657,900

Barclays Bank PLC(a)(b)
09/29/49	7.434%	6,184,000	6,647,800

Barclays Bank PLC(b)
12/15/49	6.278%	2,520,000	2,318,400

Citigroup, Inc. Senior Unsecured
01/10/17	4.450%	1,000,000	1,076,644
08/15/17	6.000%	4,000,000	4,527,916
05/15/18	6.125%	6,500,000	7,457,326
08/09/20	5.375%	10,000,000	11,086,540
Subordinated Notes
08/25/36	6.125%	3,175,000	3,182,718

Citigroup, Inc.(b) Senior Unsecured
07/25/16	1.226%	3,000,000	3,013,644
05/15/18	1.964%	2,275,000	2,361,389

Commonwealth Bank of Australia Senior Unsecured(a)
10/15/14	3.750%	1,000,000	1,034,500

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(a)(b)
12/31/49	11.000%	460,000	595,125

Credit Agricole SA(a)(b)
12/31/49	8.375%	3,965,000	4,321,850

Discover Bank Senior Unsecured
02/21/18	2.000%	680,000	658,235

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Goldman Sachs Group, Inc. (The) Senior Unsecured
05/03/15	3.300%	1,670,000	1,728,515
01/18/18	5.950%	4,000,000	4,474,916
04/01/18	6.150%	4,810,000	5,437,907
07/19/18	2.900%	2,200,000	2,195,575
01/24/22	5.750%	2,500,000	2,745,615

Grupo Aval Ltd.(a)
09/26/22	4.750%	3,000,000	2,632,500

HBOS Capital Funding LP(a)(b)
12/31/49	6.071%	420,000	404,775

HBOS PLC(a) Subordinated Notes
05/21/18	6.750%	13,270,000	14,507,481
11/01/33	6.000%	5,600,000	5,329,240

HSBC USA, Inc. Senior Unsecured
01/16/18	1.625%	6,000,000	5,818,698

ICICI Bank Ltd. Senior Unsecured
11/25/16	4.750%	200,000	201,332
11/16/20	5.750%	200,000	194,263

Industrial Senior Trust(a)
11/01/22	5.500%	5,000,000	4,500,000

JPMorgan Chase & Co. Senior Unsecured
01/15/18	6.000%	1,400,000	1,601,995
04/23/19	6.300%	5,000,000	5,810,450
10/15/20	4.250%	2,000,000	2,084,796
01/24/22	4.500%	1,000,000	1,037,517
09/23/22	3.250%	2,235,000	2,092,675
Subordinated Notes
05/01/23	3.375%	1,000,000	908,300

JPMorgan Chase Bank NA Subordinated Notes
10/01/17	6.000%	2,605,000	2,958,303

JPMorgan Chase Bank NA(b) Subordinated Notes
06/13/16	0.602%	1,500,000	1,476,286

JPMorgan Chase Capital XXI(b)
02/02/37	1.216%	28,154,000	21,115,500

JPMorgan Chase Capital XXIII(b)
05/15/47	1.264%	7,120,000	5,268,800

Lloyds Banking Group PLC(a)(b)
11/29/49	6.267%	2,900,000	2,479,500
12/31/49	6.413%	1,490,000	1,318,650
12/31/49	6.657%	1,318,000	1,192,790

M&T Bank Corp.(a)
12/31/49	6.875%	6,429,000	6,495,559

Macquarie Bank Ltd. Subordinated Notes(a)
04/07/21	6.625%	1,860,000	2,000,138

Mellon Capital IV(b)
06/29/49	4.000%	250,000	215,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Merrill Lynch & Co., Inc. Subordinated Notes
05/02/17	5.700%	2,120,000	2,306,278

Morgan Stanley Senior Unsecured
03/22/17	4.750%	4,000,000	4,291,324
08/28/17	6.250%	1,600,000	1,806,976
07/24/42	6.375%	6,300,000	6,999,426
Subordinated Notes
05/22/23	4.100%	1,220,000	1,118,661

National Australia Bank Ltd. Senior Unsecured
08/07/15	1.600%	1,250,000	1,269,434
03/09/17	2.750%	4,000,000	4,098,828

Natixis(a)(b)
12/31/49	10.000%	695,000	785,350

Northern Trust Corp. Senior Unsecured
05/01/14	4.625%	1,000,000	1,028,454

PNC Financial Services Group, Inc. (The)(b)
05/29/49	4.483%	4,830,000	4,817,925

RBS Citizens Financial Group, Inc. Subordinated Notes(a)
09/28/22	4.150%	2,000,000	1,914,280

Rabobank Capital Funding Trust III(a)(b)
12/31/49	5.254%	280,000	284,200

Royal Bank of Scotland Group PLC Senior Unsecured
09/18/15	2.550%	7,000,000	7,136,437

Santander Holdings USA, Inc. Senior Unsecured
08/27/18	3.450%	4,829,000	4,891,338

Societe Generale SA Subordinated Notes(b)
12/31/49	6.625%	2,241,000	2,265,248

State Street Capital Trust IV(b)
06/01/67	1.273%	2,777,000	2,249,370

State Street Corp.
03/15/18	4.956%	6,595,000	7,202,835

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	131,000	150,322

U.S. Bancorp Subordinated Notes
07/15/22	2.950%	3,267,000	3,052,806

UBS Preferred Funding Trust V(b)
05/29/49	6.243%	560,000	589,400

Vesey Street Investment Trust 1(b)
09/01/16	4.404%	480,000	518,625

Wachovia Capital Trust III(b)
03/29/49	5.570%	5,645,000	5,334,525

Wells Fargo Capital X
12/15/36	5.950%	1,860,000	1,785,624

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Westpac Banking Corp. Senior Unsecured
11/19/19	4.875%	1,200,000	1,335,284

Yapi ve Kredi Bankasi AS Subordinated Notes(a)
12/06/22	5.500%	3,000,000	2,490,000

Total			268,046,722

Brokerage 0.4%
Cantor Fitzgerald LP(a)
10/15/19	7.875%	1,600,000	1,640,938

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	186,000	195,300

Janus Capital Group, Inc. Senior Unsecured
06/15/17	6.700%	1,000,000	1,112,717

Jefferies Group LLC Senior Unsecured
07/15/19	8.500%	2,800,000	3,392,575
01/20/23	5.125%	1,000,000	1,003,329
01/20/43	6.500%	600,000	603,479

Legg Mason, Inc. Senior Unsecured
05/21/19	5.500%	580,000	622,737

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(a)
03/15/22	5.875%	300,000	306,750

Nuveen Investments, Inc. Senior Unsecured(a)
10/15/20	9.500%	650,000	638,625

Raymond James Financial, Inc. Senior Unsecured
04/15/16	4.250%	3,345,000	3,526,168

TD Ameritrade Holding Corp.
12/01/14	4.150%	1,000,000	1,043,447

Total			14,086,065

Building Materials 0.2%
American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	170,000	164,900

Building Materials Corp. of America(a)
03/15/20	7.500%	300,000	318,000

Cemex Espana SA Senior Secured(a)
04/30/19	9.875%	1,000,000	1,082,500

Gibraltar Industries, Inc.(a)
02/01/21	6.500%	56,000	56,840

HD Supply, Inc. Secured
04/15/20	11.000%	105,000	125,475

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

HD Supply, Inc.(a) Senior Unsecured
07/15/20	7.500%	85,000	88,825

Masco Corp. Senior Unsecured
04/15/18	6.625%	600,000	658,500
03/15/22	5.950%	3,000,000	3,135,000

Masonite International Corp.(a)
04/15/21	8.250%	300,000	327,000

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	428,000	446,190

Nortek, Inc.
12/01/18	10.000%	32,000	35,040
04/15/21	8.500%	816,000	883,320

Odebrecht Finance Ltd.(a)
06/26/22	5.125%	300,000	285,000

Ply Gem Industries, Inc.
04/15/17	9.375%	30,000	31,575
Senior Secured
02/15/18	8.250%	358,000	383,060

RSI Home Products, Inc. Secured(a)
03/01/18	6.875%	300,000	311,250

Roofing Supply Group LLC/Finance, Inc.(a)
06/01/20	10.000%	250,000	273,750

Total			8,606,225

Chemicals 0.4%
Ashland, Inc.(a)
08/15/22	4.750%	358,000	334,730
Senior Unsecured
04/15/18	3.875%	50,000	49,250

Axiell Corp.(a)
05/15/23	4.875%	50,000	46,375

Braskem Finance Ltd.
04/15/21	5.750%	250,000	234,688

Celanese U.S. Holdings LLC
06/15/21	5.875%	151,000	154,775
11/15/22	4.625%	43,000	39,775

Chemtura Corp.
07/15/21	5.750%	200,000	197,500

Dow Chemical Co. (The) Senior Unsecured
05/15/19	8.550%	500,000	636,189

Eagle Spinco, Inc.(a)
02/15/21	4.625%	225,000	211,500

Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	250,000	247,500
Senior Secured
02/01/18	8.875%	575,000	587,937

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Huntsman International LLC
11/15/20	4.875%	90,000	85,725

Incitec Pivot Finance LLC(a)
12/10/19	6.000%	1,000,000	1,087,973

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	213,000	238,294

Lubrizol Corp.
02/01/19	8.875%	1,166,000	1,523,945

LyondellBasell Industries NV Senior Unsecured
04/15/19	5.000%	1,555,000	1,700,385
11/15/21	6.000%	5,140,000	5,829,181

Mexichem SAB de CV Senior Unsecured(a)
09/19/22	4.875%	300,000	282,750

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	160,000	166,400
10/15/20	10.000%	29,000	29,943

NOVA Chemicals Corp. Senior Unsecured(a)
08/01/23	5.250%	72,000	71,820

Omnova Solutions, Inc.
11/01/18	7.875%	250,000	262,500

PQ Corp. Secured(a)
05/01/18	8.750%	401,000	421,050

Rentech Nitrogen Partners LP/Finance Corp. Secured(a)
04/15/21	6.500%	150,000	147,000

U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(a)
05/01/21	7.375%	617,000	633,967

Total			15,221,152

Construction Machinery 0.1%
CNH Capital LLC
04/15/18	3.625%	104,000	101,920

Case New Holland, Inc.
12/01/17	7.875%	205,000	235,750

Caterpillar, Inc. Senior Unsecured
06/26/22	2.600%	1,675,000	1,555,596

Columbus McKinnon Corp.
02/01/19	7.875%	113,000	118,650

H&E Equipment Services, Inc.
09/01/22	7.000%	28,000	29,750

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	263,000	278,780

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United Rentals North America, Inc.
12/15/19	9.250%	187,000	209,674
09/15/20	8.375%	525,000	574,875
04/15/22	7.625%	188,000	202,100
Secured
07/15/18	5.750%	139,000	148,382

Total			3,455,477

Consumer Cyclical Services 0.1%
Corrections Corp. of America
05/01/23	4.625%	81,000	75,330

Expedia, Inc.
08/15/20	5.950%	1,380,000	1,435,632

GNET Escrow Corp. Senior Secured(a)
07/01/18	12.125%	70,000	74,550

Garda World Security Corp. Senior Unsecured(a)
03/15/17	9.750%	600,000	637,320

Goodman Networks, Inc. Senior Secured(a)
07/01/18	13.125%	91,000	96,460

MasTec, Inc.
03/15/23	4.875%	75,000	69,563

Monitronics International, Inc.
04/01/20	9.125%	365,000	376,862

Monitronics International, Inc.(a) Senior Unsecured
04/01/20	9.125%	98,000	101,430

Service Corp., International Senior Unsecured(a)
01/15/22	5.375%	60,000	58,275

ServiceMaster Co. (The)
02/15/20	8.000%	775,000	741,094

ServiceMaster Co.
08/15/20	7.000%	200,000	183,000

Vivint, Inc.(a) Senior Secured
12/01/19	6.375%	300,000	282,750
Senior Unsecured
12/01/20	8.750%	194,000	191,090

Total			4,323,356

Consumer Products 0.1%
First Quality Finance Co., Inc. Senior Unsecured(a)
05/15/21	4.625%	294,000	273,420

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	507,000	541,856

Serta Simmons Holdings LLC Senior Unsecured(a)
10/01/20	8.125%	751,000	788,550

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Spectrum Brands Escrow Corp.(a)
11/15/20	6.375%	97,000	100,395
11/15/22	6.625%	342,000	350,550

Spectrum Brands, Inc.
03/15/20	6.750%	504,000	531,720

Springs Window Fashions LLC Senior Secured(a)
06/01/21	6.250%	407,000	401,912

Tempur Sealy International, Inc.
12/15/20	6.875%	30,000	31,313

Visant Corp.
10/01/17	10.000%	400,000	373,000

Total			3,392,716

Diversified Manufacturing 0.3%
ABB Finance U.S.A., Inc.
05/08/22	2.875%	630,000	599,417

Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	29,000	30,595

Apex Tool Group LLC(a)
02/01/21	7.000%	305,000	312,625

Dynacast International LLC/Finance, Inc. Secured
07/15/19	9.250%	500,000	545,000

Gardner Denver, Inc. Senior Unsecured(a)
08/15/21	6.875%	172,000	168,130

General Electric Co. Senior Unsecured
10/09/22	2.700%	7,175,000	6,694,203
10/09/42	4.125%	2,409,000	2,199,383

Hamilton Sundstrand Corp.(a) Senior Unsecured
12/15/20	7.750%	571,000	590,985

Hutchison Whampoa International Ltd.(b)
12/31/49	6.000%	100,000	105,500

Mcron Finance Sub LLC/Corp. Senior Secured(a)
05/15/19	8.375%	325,000	349,375

Metalloinvest Finance Ltd.(a)
04/17/20	5.625%	1,500,000	1,402,500

Voto-Votorantim Overseas Trading Operations NV
09/25/19	6.625%	350,000	373,800

Total			13,371,513

Electric 2.1%
Alabama Power Co. Senior Unsecured
03/15/41	5.500%	3,317,000	3,721,624
01/15/42	4.100%	1,209,000	1,103,886

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American Electric Power Co., Inc. Senior Unsecured
12/15/22	2.950%	750,000	686,195

American Transmission Systems, Inc. Senior Unsecured(a)
01/15/22	5.250%	2,200,000	2,348,691

Appalachian Power Co. Senior Unsecured
01/15/20	7.950%	1,000,000	1,255,044

CMS Energy Corp. Senior Unsecured
02/15/18	5.050%	1,748,000	1,911,157

Calpine Corp. Senior Secured(a)
02/15/21	7.500%	146,000	154,395

Commonwealth Edison Co. 1st Mortgage
03/15/36	5.900%	1,200,000	1,410,830

Consolidated Edison Co. of New York, Inc. Senior Unsecured
04/01/18	5.850%	3,000,000	3,491,160
04/01/38	6.750%	1,399,000	1,800,923

DPL, Inc. Senior Unsecured
10/15/21	7.250%	4,110,000	4,192,200

Dominion Resources, Inc. Senior Unsecured
01/15/19	8.875%	800,000	1,032,139

Duke Energy Carolinas LLC 1st Refunding Mortgage
09/30/42	4.000%	2,593,000	2,354,540

Dynegy, Inc.(a)
06/01/23	5.875%	300,000	276,750

Enel Finance International NV(a)
10/07/14	3.875%	630,000	645,914

Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured(a)
08/15/17	6.875%	125,000	126,406

Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	225,000	237,094

Energy Future Intermediate Holding Co. LLC/Finance, Inc.(a) Secured
03/01/22	12.250%	100,000	110,750

Entergy Mississippi, Inc.
07/01/23	3.100%	2,000,000	1,870,544

Exelon Generation Co. LLC Senior Unsecured
10/01/41	5.750%	2,000,000	1,984,756

FirstEnergy Corp. Senior Unsecured
03/15/18	2.750%	3,825,000	3,670,512
03/15/23	4.250%	3,340,000	3,033,729
11/15/31	7.375%	4,000,000	4,047,452

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	188,000	212,440

Georgia Power Co. Senior Unsecured
09/01/40	4.750%	1,616,000	1,590,621

Israel Electric Corp., Ltd. Senior Secured
01/15/19	7.250%	300,000	320,250

Mexico Generadora de Energia S de RL Senior Secured(a)
12/06/32	5.500%	2,800,000	2,576,000

NRG Energy, Inc.
01/15/18	7.625%	575,000	636,813
03/15/23	6.625%	150,000	148,875

National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%	2,500,000	3,435,295

Nevada Power Co.
05/15/18	6.500%	2,486,000	2,950,740
08/01/18	6.500%	2,305,000	2,749,935
05/15/41	5.450%	3,120,000	3,503,131

Niagara Mohawk Power Corp. Senior Unsecured(a)
08/15/19	4.881%	910,000	1,011,575

Oncor Electric Delivery Co. LLC Senior Secured
09/30/40	5.250%	5,717,000	6,072,866
06/01/42	5.300%	1,250,000	1,335,614

PPL Capital Funding, Inc.
06/01/18	1.900%	2,470,000	2,403,303
06/15/22	4.200%	603,000	607,415
06/01/23	3.400%	5,435,000	5,094,622

Pacific Gas & Electric Co. Senior Unsecured
06/15/23	3.250%	3,026,000	2,876,936
01/15/40	5.400%	760,000	800,193

Southern California Edison Co. 1st Refunding Mortgage
09/01/40	4.500%	435,000	431,972

Tucson Electric Power Co. Senior Unsecured
03/15/23	3.850%	3,600,000	3,420,497

UIL Holdings Corp. Senior Unsecured
10/01/20	4.625%	300,000	305,166

Virginia Electric and Power Co. Senior Unsecured
06/30/19	5.000%	1,280,000	1,450,967

Total			85,401,917

Entertainment 0.2%
AMC Entertainment, Inc.
06/01/19	8.750%	178,000	191,350
12/01/20	9.750%	23,000	26,278

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(a)
03/15/21	5.250%	452,000	431,660

Cinemark USA, Inc.
12/15/22	5.125%	82,000	76,670

Regal Entertainment Group Senior Unsecured
02/01/25	5.750%	350,000	322,000

Six Flags Entertainment Corp.(a)
01/15/21	5.250%	400,000	378,000

Time Warner, Inc.
03/29/41	6.250%	2,280,000	2,498,736

Viacom, Inc. Senior Unsecured
04/01/17	3.500%	1,500,000	1,560,456
09/01/23	4.250%	500,000	494,804

Total			5,979,954

Environmental —%
ADS Waste Holdings, Inc. Senior Unsecured(a)
10/01/20	8.250%	150,000	158,250

Clean Harbors, Inc.
08/01/20	5.250%	73,000	72,088

Total			230,338

Food and Beverage 0.9%
ARAMARK Corp.(a)
03/15/20	5.750%	831,000	847,620

B&G Foods, Inc.
06/01/21	4.625%	392,000	364,070

BRF — Brasil Foods SA Senior Unsecured(a)
05/22/23	3.950%	200,000	170,700

Campbell Soup Co. Senior Unsecured
08/02/22	2.500%	1,651,000	1,484,330
08/02/42	3.800%	2,464,000	2,012,790

Coca-Cola Co. (The) Senior Unsecured
09/01/21	3.300%	3,602,000	3,642,656

ConAgra Foods, Inc. Senior Unsecured
01/25/18	1.900%	3,997,000	3,926,061
01/25/23	3.200%	1,000,000	934,198
10/01/28	7.000%	2,045,000	2,462,382

ConAgra Foods, Inc.(a) Senior Unsecured
08/15/39	6.625%	1,000,000	1,165,842

Constellation Brands Inc. Senior Unsecured
05/01/21	3.750%	92,000	85,100
05/01/23	4.250%	225,000	206,438

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Corporacion Lindley SA Senior Unsecured(a)
04/12/23	4.625%	150,000	137,250

Del Monte Corp.
02/15/19	7.625%	825,000	858,000

Diageo Capital PLC
01/15/14	7.375%	1,000,000	1,024,449

Fomento Economico Mexicano SAB de CV Senior Unsecured
05/10/43	4.375%	200,000	171,311

Grupo Bimbo SAB de CV(a)
01/25/22	4.500%	140,000	138,557

HJ Heinz Co. Secured(a)
10/15/20	4.250%	976,000	922,320

Heineken NV Senior Unsecured(a)
10/01/42	4.000%	690,000	586,221

Kraft Foods Group, Inc. Senior Unsecured
06/04/15	1.625%	1,000,000	1,014,222

Michael Foods Group, Inc.
07/15/18	9.750%	300,000	329,250

Michael Foods Holding, Inc. Senior Unsecured(a)
07/18/18	8.500%	675,000	696,937

Mondelez International, Inc. Senior Unsecured
02/01/18	6.125%	5,000,000	5,752,085
02/09/40	6.500%	945,000	1,116,403

Pinnacle Foods Finance LLC/Corp.(a)
05/01/21	4.875%	637,000	592,410

Shearer’s Foods, Inc. LLC Senior Secured(a)
11/01/19	9.000%	206,000	216,815

Smithfield Foods, Inc. Senior Unsecured
07/01/17	7.750%	425,000	478,125
08/15/22	6.625%	50,000	51,250

Sun Merger Sub, Inc.(a) Senior Unsecured
08/01/18	5.250%	50,000	50,188
08/01/21	5.875%	225,000	224,437

Tyson Foods, Inc.
06/15/22	4.500%	2,000,000	2,057,180

US Foods, Inc.
06/30/19	8.500%	900,000	947,250

Virgolino de Oliveira Finance Ltd.(a)
02/09/22	11.750%	3,000,000	2,025,000

Total			36,691,847

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Foreign Agencies 0.4%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/28	5.333%	1,000,000	935,482

CNOOC Finance Ltd.
05/09/23	3.000%	4,200,000	3,731,553

Dubai Electricity & Water Authority Senior Unsecured(a)
10/21/20	7.375%	250,000	280,313

Electricite de France SA Subordinated Notes(a)(b)
12/31/49	5.250%	3,370,000	3,159,375

Hrvatska Elektroprivreda Senior Unsecured(a)
11/09/17	6.000%	5,000,000	5,073,878

KazAgro National Management Holding JSC Senior Unsecured(a)
05/24/23	4.625%	200,000	175,143

Petroleos Mexicanos U.S. Government Guaranteed
12/20/22	1.700%	973,750	934,461

Total			14,290,205

Gaming 0.1%
Affinity Gaming LLC/Finance Corp.
05/15/18	9.000%	450,000	474,750

Boyd Gaming Corp.
07/01/20	9.000%	22,000	23,595

Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	120,000	114,600
02/15/20	9.000%	77,000	73,920

Chester Downs & Marina LLC/Finance Corp. Senior Secured(a)
02/01/20	9.250%	275,000	274,313

MGM Resorts International
03/01/18	11.375%	251,000	313,750
02/01/19	8.625%	775,000	869,937
10/01/20	6.750%	31,000	31,620
12/15/21	6.625%	58,000	58,870

Mohegan Tribal Gaming Authority Senior Unsecured(a)
09/01/21	9.750%	400,000	406,000

PNK Finance Corp.(a)
08/01/21	6.375%	580,000	578,550

Pinnacle Entertainment, Inc.
04/15/21	7.500%	125,000	133,750
04/01/22	7.750%	180,000	186,750

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	294,000	327,075

Rivers Pittsburgh Borrower LP/Finance Corp. Senior Secured(a)
06/15/19	9.500%	302,000	324,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Seminole Indian Tribe of Florida(a) Secured
10/01/17	7.750%	406,000	431,375
Senior Secured
10/01/20	6.535%	165,000	174,900

Seneca Gaming Corp.(a)
12/01/18	8.250%	130,000	139,100

Station Casinos LLC
03/01/21	7.500%	400,000	412,000

Studio City Finance Ltd.(a)
12/01/20	8.500%	255,000	269,025

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a)
06/01/21	6.375%	114,000	108,300

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	99,000	89,595

Total			5,816,425

Gas Distributors 0.1%
National Fuel Gas Co. Senior Unsecured
03/01/23	3.750%	730,000	699,031

Sempra Energy Senior Unsecured
06/01/16	6.500%	1,275,000	1,448,852
02/15/19	9.800%	1,000,000	1,334,587

Suburban Propane Partners LP/Energy Finance Corp. Senior Unsecured
08/01/21	7.375%	386,000	406,265

Total			3,888,735

Gas Pipelines 1.7%
Access Midstream Partners LP/Finance Corp.
04/15/21	5.875%	54,000	55,485
07/15/22	6.125%	325,000	333,937
05/15/23	4.875%	406,000	377,580

DCP Midstream LLC(a)(b)
05/21/43	5.850%	3,405,000	3,158,137

El Paso LLC Senior Secured
09/15/20	6.500%	825,000	871,105

El Paso Pipeline Partners Operating Co. LLC
10/01/21	5.000%	3,075,000	3,248,301

Energy Transfer Equity LP Senior Secured
10/15/20	7.500%	425,000	462,187

Enterprise Products Operating LLC
03/15/23	3.350%	2,115,000	2,008,709
02/01/41	5.950%	1,938,000	2,132,345
02/15/42	5.700%	980,000	1,043,978

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Florida Gas Transmission Co. LLC Senior Unsecured(a)
07/15/22	3.875%	2,250,000	2,227,593

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	317,000	328,887

Holly Energy Partners LP/Finance Corp.
03/01/20	6.500%	325,000	334,750

Inergy Midstream LP/Finance Corp.(a)
12/15/20	6.000%	125,000	123,437

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/22	3.950%	7,750,000	7,572,595
01/15/38	6.950%	1,085,000	1,277,538
09/01/39	6.500%	1,377,000	1,534,449

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	317,000	331,265
02/15/23	5.500%	164,000	161,130
07/15/23	4.500%	211,000	192,010

NiSource Finance Corp.
02/15/23	3.850%	1,750,000	1,696,093
12/15/40	6.250%	1,815,000	1,996,395
02/15/43	5.250%	1,650,000	1,594,017

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	59,000	62,540
04/15/23	5.500%	261,000	251,865

Regency Energy Partners LP/Finance Corp.(a)
11/01/23	4.500%	434,000	387,345

Sabine Pass Liquefaction LLC Senior Secured(a)
02/01/21	5.625%	755,000	721,025

Southern Natural Gas Co. LLC/Issuing Corp. Senior Unsecured
06/15/21	4.400%	2,350,000	2,441,671

Southern Natural Gas Co. LLC Senior Unsecured
02/15/31	7.350%	2,910,000	3,506,963
03/01/32	8.000%	1,375,000	1,779,323

Spectra Energy Capital LLC
02/15/32	6.750%	1,740,000	1,859,117

Tennessee Gas Pipeline Co. LLC Senior Unsecured
06/15/32	8.375%	5,465,000	7,246,994
04/01/37	7.625%	550,000	716,028

Tesoro Logistics LP/Finance Corp.(a)
10/15/21	6.125%	300,000	299,250

Texas Eastern Transmission LP Senior Unsecured(a)
10/15/22	2.800%	3,350,000	3,052,918

TransCanada PipeLines Ltd.(b)
05/15/67	6.350%	7,413,000	7,709,520

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
08/01/42	4.450%	2,255,000	2,048,776

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Transportadora de Gas Internacional SA ESP Senior Unsecured
03/20/22	5.700%	200,000	200,000

Williams Companies, Inc. (The) Senior Unsecured
01/15/31	7.500%	850,000	953,280

Williams Partners LP Senior Unsecured
11/15/20	4.125%	1,000,000	1,005,267
04/15/40	6.300%	1,460,000	1,538,820

Total			68,842,625

Health Care 1.0%
Biomet, Inc.
08/01/20	6.500%	186,000	190,650
10/01/20	6.500%	725,000	723,187

CHS/Community Health Systems, Inc.
11/15/19	8.000%	121,000	127,050
Senior Secured
08/15/18	5.125%	128,000	130,880

CRC Health Corp.(d)
02/01/16	10.750%	75,000	74,813

ConvaTec Finance International SA Senior Unsecured(a)
01/15/19	8.250%	135,000	132,975

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	148,000	165,760

DJO Finance LLC/Corp.
04/15/18	7.750%	775,000	761,437

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	477,000	472,230

Emdeon, Inc.
12/31/19	11.000%	538,000	610,630

Envision Healthcare Corp.
06/01/19	8.125%	625,000	675,781

Express Scripts Holding Co.
02/15/22	3.900%	2,410,000	2,418,724

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	87,000	89,610

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	215,000	234,350

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	92,000	92,230

HCA, Inc.
02/15/22	7.500%	723,000	786,262
05/01/23	5.875%	123,000	119,925

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Secured
04/15/19	8.500%	1,500,000	1,620,000
02/15/20	6.500%	148,000	158,915
02/15/20	7.875%	3,827,000	4,128,376
09/15/20	7.250%	3,712,000	4,041,440
03/15/22	5.875%	1,000,000	1,032,500
05/01/23	4.750%	32,000	29,880

Healthcare Technology Intermediate, Inc. Senior Unsecured(a)
09/01/18	7.375%	275,000	278,781

Hologic, Inc.
08/01/20	6.250%	250,000	260,625

IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	653,000	684,018

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	126,000	129,308

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	124,000	136,245

Laboratory Corp. of America Holdings Senior Unsecured
08/23/22	3.750%	1,000,000	962,370

Long Island College Hospital Secured
11/01/42	4.800%	4,400,000	4,071,278

MPH Intermediate Holding Co. 2 Senior Unsecured PIK(a)
08/01/18	8.375%	392,000	399,840

McKesson Corp. Senior Unsecured
12/15/22	2.700%	4,010,000	3,697,653

Multiplan, Inc.(a)
09/01/18	9.875%	637,000	705,478

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	112,000	123,760

Quest Diagnostics, Inc.
01/30/20	4.750%	500,000	531,161

Radnet Management, Inc.
04/01/18	10.375%	101,000	107,060

STHI Holding Corp. Secured(a)
03/15/18	8.000%	203,000	219,240

St. Barnabas Corp. Secured
07/01/28	4.000%	4,000,000	3,542,516

Stryker Corp. Senior Unsecured
04/01/18	1.300%	800,000	771,638

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	4,000	3,785

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tenet Healthcare Corp.(a) Senior Secured
04/01/21	4.500%	765,000	703,800

Truven Health Analytics, Inc.
06/01/20	10.625%	387,000	411,188

United Surgical Partners International, Inc.
04/01/20	9.000%	375,000	413,438

Universal Hospital Services, Inc. Secured
08/15/20	7.625%	430,000	447,200

VWR Funding, Inc.
09/15/17	7.250%	625,000	650,000

Total			38,067,987

Healthcare Insurance 0.1%
Aetna, Inc. Senior Unsecured
11/15/22	2.750%	2,300,000	2,097,347

UnitedHealth Group, Inc. Senior Unsecured
11/15/17	6.000%	2,383,000	2,697,065

Total			4,794,412

Home Construction —%
Ashton Woods U.S.A. LLC/Finance Co.(a)
02/15/21	6.875%	23,000	22,770

Beazer Homes USA, Inc.
05/15/19	9.125%	87,000	92,003
02/01/23	7.250%	74,000	74,740

Brookfield Residential Properties, Inc./U.S. Corp.(a)
07/01/22	6.125%	50,000	49,375

KB Home
03/15/20	8.000%	108,000	116,910

Meritage Homes Corp.
03/01/18	4.500%	86,000	84,925
04/01/22	7.000%	120,000	128,400

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	90,000	98,775

Standard Pacific Corp.
12/15/21	6.250%	155,000	155,387

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	129,000	140,933
04/15/21	5.250%	27,000	25,515

Woodside Homes Co., LLC/Finance, Inc. Senior Unsecured(a)
12/15/21	6.750%	58,000	57,710

Total			1,047,443

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Independent Energy 1.2%
ATP Oil & Gas Corp. Secured(c)
05/01/15	11.875%	350,000	1,750

Afren PLC Senior Secured
04/08/19	10.250%	200,000	227,000

Alliance Oil Co., Ltd.(a)
05/04/20	7.000%	200,000	198,486

Anadarko Petroleum Corp. Senior Unsecured
09/15/17	6.375%	1,255,000	1,453,050
03/15/40	6.200%	760,000	860,952

Antero Resources Finance Corp.
08/01/19	7.250%	57,000	59,850
12/01/20	6.000%	400,000	399,000

Apache Corp. Senior Unsecured
01/15/44	4.250%	3,250,000	2,892,055

Approach Resources, Inc.
06/15/21	7.000%	375,000	379,687

Athlon Holdings LP/Finance Corp.(a)
04/15/21	7.375%	388,000	391,880

Aurora U.S.A. Oil & Gas, Inc.(a)
04/01/20	7.500%	260,000	257,400

Canadian Natural Resources Ltd. Senior Unsecured
12/01/14	4.900%	2,000,000	2,096,446

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	257,000	279,487
09/15/20	7.500%	375,000	395,625

Chaparral Energy, Inc.
10/01/20	9.875%	325,000	364,000
11/15/22	7.625%	150,000	151,500

Chesapeake Energy Corp.
08/15/20	6.625%	310,000	332,475
11/15/20	6.875%	125,000	135,313
02/15/21	6.125%	430,000	447,200
03/15/23	5.750%	430,000	427,850

Chesapeake Oilfield Operating LLC/Finance, Inc.
11/15/19	6.625%	400,000	402,000

Comstock Resources, Inc.
06/15/20	9.500%	387,000	419,895

Concho Resources, Inc.
01/15/21	7.000%	444,000	487,290

Conoco Funding Co.
10/15/31	7.250%	2,000,000	2,644,970

Continental Resources, Inc.
04/01/21	7.125%	301,000	331,100
04/15/23	4.500%	4,793,000	4,709,122

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Devon Energy Corp. Senior Unsecured
01/15/19	6.300%	1,100,000	1,268,034
05/15/42	4.750%	1,175,000	1,082,597

EP Energy Holdings LLC/Bond Co., Inc. Senior Unsecured PIK(a)
12/15/17	8.125%	130,361	132,968

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	108,000	118,935

EnCana Corp. Senior Unsecured
11/15/21	3.900%	1,095,000	1,085,165

Energy XXI Gulf Coast, Inc.
12/15/17	9.250%	175,000	194,687

Forest Oil Corp.
06/15/19	7.250%	475,000	471,437

Halcon Resources Corp.
05/15/21	8.875%	198,000	198,495

Hess Corp. Senior Unsecured
02/15/19	8.125%	760,000	947,614
10/01/29	7.875%	970,000	1,213,077
08/15/31	7.300%	591,000	716,298
02/15/41	5.600%	2,000,000	2,060,925

Kodiak Oil & Gas Corp.
12/01/19	8.125%	25,000	27,375

Kodiak Oil & Gas Corp.(a)
01/15/21	5.500%	184,000	182,160
02/01/22	5.500%	69,000	66,585

Laredo Petroleum, Inc.
02/15/19	9.500%	143,000	159,087
05/01/22	7.375%	209,000	220,495

Linn Energy LLC/Finance Corp.(a)
11/01/19	6.250%	390,000	358,800

Newfield Exploration Co. Senior Unsecured
07/01/24	5.625%	2,725,000	2,629,625

Nexen, Inc. Senior Unsecured
05/15/37	6.400%	1,865,000	2,019,661
07/30/39	7.500%	2,185,000	2,681,312

Northern Oil and Gas, Inc.
06/01/20	8.000%	300,000	304,500

Oasis Petroleum, Inc.
11/01/21	6.500%	888,000	932,400
01/15/23	6.875%	148,000	155,770

PTTEP Canada International Finance Ltd(a)
06/12/42	6.350%	300,000	303,746

Plains Exploration & Production Co.
02/15/23	6.875%	197,000	209,658

QEP Resources, Inc. Senior Unsecured
05/01/23	5.250%	148,000	138,750

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Range Resources Corp.
05/15/19	8.000%	246,000	264,450

Ras Laffan Liquefied Natural Gas Co., Ltd. II Senior Secured(a)
09/30/20	5.298%	1,237,052	1,315,605

SM Energy Co. Senior Unsecured
11/15/21	6.500%	115,000	120,750
01/01/23	6.500%	138,000	142,140

SM Energy Co.(a) Senior Unsecured
01/15/24	5.000%	57,000	52,868

SandRidge Energy, Inc.
03/15/21	7.500%	200,000	199,000
10/15/22	8.125%	300,000	301,500

W&T Offshore, Inc.
06/15/19	8.500%	375,000	397,500

Whiting Petroleum Corp.
10/01/18	6.500%	13,000	13,683

Woodside Finance Ltd.(a)
05/10/21	4.600%	3,488,000	3,636,969

Zhaikmunai LP(a)
11/13/19	7.125%	226,000	232,497

Total			47,302,501

Integrated Energy 0.6%
BP Capital Markets PLC
03/11/21	4.742%	3,500,000	3,754,219
11/01/21	3.561%	2,000,000	1,972,318

Chevron Corp.
06/24/18	1.718%	695,000	684,882
Senior Unsecured
06/24/20	2.427%	6,200,000	6,050,332
06/24/23	3.191%	700,000	679,375

Husky Energy, Inc. Senior Unsecured
04/15/22	3.950%	3,000,000	2,995,749

Lone Pine Resources Canada Ltd.(c)(d)
02/15/17	10.375%	200,000	126,000

Lukoil International Finance BV(a)
04/24/18	3.416%	200,000	196,467
04/24/23	4.563%	200,000	180,512

Pacific Rubiales Energy Corp.(a)
12/12/21	7.250%	200,000	207,000

Shell International Finance BV
08/21/22	2.375%	5,590,000	5,110,154
03/25/40	5.500%	1,463,000	1,659,987

Total			23,616,995

Life Insurance 1.7%
AXA SA Subordinated Notes
12/15/30	8.600%	1,000,000	1,185,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aflac, Inc. Senior Unsecured
06/15/23	3.625%	10,000,000	9,652,000

American International Group, Inc. Senior Unsecured
08/15/20	3.375%	1,000,000	988,093
12/15/20	6.400%	3,000,000	3,502,230

Hartford Financial Services Group, Inc. Senior Unsecured
04/15/22	5.125%	2,600,000	2,831,135

ING Capital Funding Trust III(b)
12/31/49	3.874%	985,000	956,681

ING US, Inc.
07/15/22	5.500%	1,685,000	1,801,946

ING US, Inc.(b)
05/15/53	5.650%	2,330,000	2,159,397

Lincoln National Corp. Senior Unsecured
06/24/21	4.850%	2,000,000	2,130,932
06/15/40	7.000%	2,610,000	3,304,795

Massachusetts Mutual Life Insurance Co. Subordinated Notes(a)
06/01/39	8.875%	5,500,000	7,984,026

MetLife Capital Trust X(a)
04/08/38	9.250%	3,720,000	4,817,400

MetLife, Inc.
08/01/39	10.750%	585,000	865,800
Senior Unsecured
08/15/18	6.817%	3,000,000	3,617,778

Metropolitan Life Global Funding I(a) Secured
06/29/15	1.700%	2,000,000	2,026,458
Senior Secured
04/11/22	3.875%	4,000,000	4,066,068

Northwestern Mutual Life Insurance Co. (The) Subordinated Notes(a)
03/30/40	6.063%	2,800,000	3,223,550

Principal Financial Group, Inc.
09/15/22	3.300%	1,510,000	1,461,833
05/15/23	3.125%	667,000	629,758

Prudential Financial, Inc. Senior Unsecured
09/17/15	4.750%	3,000,000	3,227,547
12/01/17	6.000%	217,000	249,835

Prudential Financial, Inc.(b)
06/15/38	8.875%	4,504,000	5,427,320
09/15/42	5.875%	2,025,000	1,974,375
03/15/44	5.200%	305,000	274,500

Total			68,358,457

Lodging 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	125,000	128,750

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hyatt Hotels Corp. Senior Unsecured
07/15/23	3.375%	1,350,000	1,247,327

Playa Resorts Holding BV Senior Unsecured(a)
08/15/20	8.000%	59,000	60,277

Wyndham Worldwide Corp. Senior Unsecured
03/01/22	4.250%	4,155,000	4,059,685

Total			5,496,039

Media Cable 0.6%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	5,000,000	5,287,500
01/31/22	6.625%	228,000	231,420

CCO Holdings LLC/Capital Corp.(a)
03/15/21	5.250%	61,000	57,950
09/01/23	5.750%	1,175,000	1,092,750

COX Communications, Inc. Senior Unsecured(a)
12/15/22	3.250%	500,000	440,802

CSC Holdings LLC Senior Unsecured
02/15/18	7.875%	188,000	213,380
02/15/19	8.625%	44,000	50,600

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	64,000	67,360

Cablevision Systems Corp. Senior Unsecured
04/15/20	8.000%	121,000	134,008
09/15/22	5.875%	15,000	14,325

Cequel Communications Holdings I LLC/Capital Corp.(a) Senior Unsecured
09/15/20	6.375%	435,000	433,912
12/15/21	5.125%	150,000	138,000

Cogeco Cable, Inc.(a)
05/01/20	4.875%	38,000	36,480

Comcast Corp.
01/15/17	6.500%	1,700,000	1,967,400
07/15/22	3.125%	3,780,000	3,658,919

DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	3,440,000	3,417,224
03/01/21	5.000%	1,171,000	1,196,728
03/01/41	6.375%	1,500,000	1,499,988

DISH DBS Corp.
06/01/21	6.750%	421,000	438,892
07/15/22	5.875%	175,000	171,500
03/15/23	5.000%	49,000	45,203

DISH DBS Corp.(a)
05/01/20	5.125%	750,000	725,625

Midcontinent Communications & Finance Corp.(a)
08/01/21	6.250%	26,000	26,130

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

NBCUniversal Enterprise, Inc.(a)
04/15/19	1.974%	2,175,000	2,096,106

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	180,000	167,850

Time Warner Cable, Inc.
09/01/41	5.500%	1,410,000	1,204,442

Videotron Ltd.
07/15/22	5.000%	107,000	99,510

Virgin Media Finance PLC(a)
04/15/23	6.375%	300,000	297,750

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	7,000	7,245

WideOpenWest Finance LLC/Capital Corp.
07/15/19	10.250%	42,000	45,045

Total			25,264,044

Media Non-Cable 1.1%
AMC Networks, Inc.
07/15/21	7.750%	282,000	311,610
12/15/22	4.750%	275,000	257,813

Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	999,000	949,050

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	1,156,000	1,158,890
11/15/22	6.500%	319,000	319,000

Crown Media Holdings, Inc.
07/15/19	10.500%	600,000	669,000

Cumulus Media Holdings, Inc.
05/01/19	7.750%	400,000	406,000

DigitalGlobe, Inc.(a)
02/01/21	5.250%	88,000	82,500

Entercom Radio LLC
12/01/19	10.500%	300,000	339,750

Expo Event Transco, Inc. Senior Unsecured(a)
06/15/21	9.000%	375,000	369,375

Grupo Televisa SAB Senior Unsecured
03/18/25	6.625%	200,000	226,363
01/15/40	6.625%	200,000	215,455

Hughes Satellite Systems Corp.
06/15/21	7.625%	42,000	45,045
Senior Secured
06/15/19	6.500%	111,000	116,828

IAC/InterActiveCorp
12/15/22	4.750%	675,000	622,687

Intelsat Jackson Holdings SA
11/01/19	8.500%	2,400,000	2,610,000
10/15/20	7.250%	448,000	478,240

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Intelsat Jackson Holdings SA(a)
12/15/22	6.625%	275,000	274,313

Intelsat Luxembourg SA(a)
06/01/21	7.750%	466,000	479,980
06/01/23	8.125%	580,000	606,100

Interpublic Group of Companies, Inc. (The) Senior Unsecured
11/15/17	2.250%	1,500,000	1,461,868
03/15/22	4.000%	1,605,000	1,537,776
02/15/23	3.750%	2,000,000	1,856,508

Lamar Media Corp.
05/01/23	5.000%	300,000	278,250

MDC Partners, Inc.(a)
04/01/20	6.750%	162,000	164,025

NBCUniversal Media LLC
04/30/20	5.150%	2,280,000	2,570,757
01/15/23	2.875%	720,000	677,213

National CineMedia LLC Senior Secured
04/15/22	6.000%	129,000	131,580

News America, Inc.
08/15/20	5.650%	1,760,000	1,974,268
03/15/33	6.550%	1,000,000	1,124,071
12/15/35	6.400%	855,000	945,430
01/09/38	6.750%	2,500,000	2,733,045

Nielsen Finance LLC/Co.
10/15/18	7.750%	2,585,000	2,811,187
10/01/20	4.500%	4,218,000	4,007,100

Omnicom Group, Inc.
05/01/22	3.625%	3,000,000	2,897,115

Pearson Funding Five PLC(a)
05/08/23	3.250%	480,000	436,897

Pearson Funding Two PLC(a)
05/17/16	4.000%	1,200,000	1,270,896

Reed Elsevier Capital, Inc.
10/15/22	3.125%	3,320,000	3,052,225

SSI Investments II Ltd./Co-Issuer LLC
06/01/18	11.125%	650,000	716,625

Sirius XM Radio, Inc.(a)
08/15/22	5.250%	425,000	394,187
Senior Unsecured
05/15/23	4.625%	211,000	186,208

Southern Graphics, Inc. Senior Notes(a)
10/15/20	8.375%	500,000	516,250

Townsquare Radio LLC/Inc.(a)
04/01/19	9.000%	375,000	398,437

Univision Communications, Inc.(a)
05/15/21	8.500%	94,000	101,755
Senior Secured
09/15/22	6.750%	185,000	191,938
05/15/23	5.125%	44,000	41,525

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

WPP Finance 2010
09/07/42	5.125%	2,500,000	2,262,840

Total			45,277,975

Metals 1.4%
ALROSA Finance SA
11/03/20	7.750%	200,000	217,620

Alcoa, Inc. Senior Unsecured
04/15/21	5.400%	2,250,000	2,222,397

Allegheny Technologies, Inc. Senior Unsecured
06/01/19	9.375%	1,470,000	1,740,723

Alpha Natural Resources, Inc.
04/15/18	9.750%	73,000	73,365

Anglo American Capital PLC(a)
04/03/17	2.625%	2,000,000	1,952,948

AngloGold Ashanti Holdings PLC
07/30/20	8.500%	2,230,000	2,222,932
08/01/22	5.125%	550,000	462,055
04/15/40	6.500%	1,010,000	765,176

ArcelorMittal Senior Unsecured
02/25/15	4.250%	3,280,000	3,366,100
08/05/15	4.250%	3,656,000	3,765,680
08/05/20	5.750%	5,000,000	4,968,750
10/15/39	7.500%	336,000	309,120
03/01/41	7.250%	1,155,000	1,036,612

Arch Coal, Inc.
06/15/21	7.250%	8,000	6,180

Arch Coal, Inc.(a)
06/15/19	9.875%	177,000	153,990

Barrick Gold Corp. Senior Unsecured
04/01/19	6.950%	3,100,000	3,429,121

Barrick Gold Corp.(a) Senior Unsecured
05/01/18	2.500%	375,000	353,179
05/01/23	4.100%	2,630,000	2,311,870

Barrick North America Finance LLC
05/30/21	4.400%	1,000,000	934,416

CONSOL Energy, Inc.
03/01/21	6.375%	8,000	8,080

Calcipar SA Senior Secured(a)
05/01/18	6.875%	115,000	118,594

Carpenter Technology Corp. Senior Unsecured
03/01/23	4.450%	2,000,000	1,939,850

Century Aluminum Co. Secured(a)
06/01/21	7.500%	250,000	234,375

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cia Minera Milpo SAA Senior Unsecured(a)
03/28/23	4.625%	3,750,000	3,291,588

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	197,000	208,820

FQM Akubra, Inc.(a)
06/01/20	8.750%	250,000	261,250
06/01/21	7.500%	120,000	120,600

Gerdau Trade, Inc.(a)
01/30/21	5.750%	1,500,000	1,447,500

Goldcorp, Inc. Senior Unsecured
03/15/23	3.700%	2,000,000	1,823,410

Hyundai Steel Co. Senior Unsecured(a)
04/21/16	4.625%	1,000,000	1,045,807

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	138,000	134,550

Newcrest Finance Pty Ltd.(a)
10/01/22	4.200%	1,000,000	829,091

Newmont Mining Corp.
10/01/19	5.125%	300,000	314,278

Nucor Corp. Senior Unsecured
09/15/22	4.125%	810,000	808,532
08/01/23	4.000%	7,035,000	6,860,905

OJSC Novolipetsk Steel via Steel Funding Ltd.
09/26/19	4.950%	200,000	193,000

Peabody Energy Corp.
11/15/21	6.250%	148,000	142,820

Reliance Steel & Aluminum Co.
04/15/23	4.500%	1,500,000	1,432,308

Rio Tinto Finance USA Ltd.
07/15/18	6.500%	1,580,000	1,835,511

Rio Tinto Finance USA PLC
12/14/18	2.250%	450,000	436,263
08/21/22	2.875%	1,000,000	904,043

Samarco Mineracao SA Senior Unsecured(a)
11/01/22	4.125%	3,200,000	2,720,071

Vale Overseas Ltd.
01/11/22	4.375%	150,000	139,583
11/21/36	6.875%	100,000	96,837

Total			57,639,900

Non-Captive Consumer 0.4%
Discover Financial Services Senior Unsecured
04/27/22	5.200%	1,632,000	1,689,425
11/21/22	3.850%	2,993,000	2,823,869

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

HSBC Finance Capital Trust IX(b)
11/30/35	5.911%	2,100,000	2,128,875

HSBC Finance Corp. Subordinated Notes
01/15/21	6.676%	7,560,000	8,535,580

Provident Funding Associates LP/PFG Finance Corp.(a)
06/15/21	6.750%	88,000	88,880

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	128,000	130,240

Total			15,396,869

Non-Captive Diversified 1.0%
Air Lease Corp.
03/01/20	4.750%	228,000	227,430

CIT Group, Inc. Senior Unsecured
05/15/17	5.000%	2,000,000	2,075,000
03/15/18	5.250%	770,000	795,025
08/01/23	5.000%	305,000	285,635

CIT Group, Inc.(a) Senior Unsecured
02/15/19	5.500%	591,000	605,775

General Electric Capital Corp. Senior Unsecured
01/08/20	5.500%	5,000,000	5,624,830
10/17/21	4.650%	1,700,000	1,791,649
09/07/22	3.150%	5,500,000	5,110,187
01/09/23	3.100%	6,000,000	5,547,126
01/14/38	5.875%	10,325,000	11,198,072

General Electric Capital Corp.(b) Senior Unsecured
08/15/36	0.744%	2,930,000	2,347,446
Subordinated Notes
11/15/67	6.375%	3,919,000	4,134,545

International Lease Finance Corp. Senior Unsecured
03/15/17	8.750%	250,000	283,437
04/15/18	3.875%	19,000	18,145
12/15/20	8.250%	576,000	640,800
04/15/21	4.625%	275,000	250,250
08/15/22	5.875%	575,000	553,437

Total			41,488,789

Oil Field Services 0.3%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	348,000	372,360

Basic Energy Services, Inc.
02/15/19	7.750%	275,000	278,438

CGG
05/15/17	7.750%	175,000	179,375
06/01/21	6.500%	375,000	379,687

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Drill Rigs Holdings, Inc. Senior Secured(a)
10/01/17	6.500%	75,000	76,500

Green Field Energy Services, Inc.(a)
Secured
11/15/16	13.250%	8,000	7,840
11/15/16	13.250%	327,000	320,460

Nabors Industries, Inc.
09/15/21	4.625%	3,250,000	3,223,288

Noble Holding International Ltd.
08/01/20	4.900%	1,400,000	1,466,790

Oil States International, Inc.(a)
01/15/23	5.125%	98,000	107,065

PHI, Inc.
10/15/18	8.625%	400,000	422,500

Pacific Drilling SA Senior Secured(a)
06/01/20	5.375%	190,000	183,350

SESI LLC
05/01/19	6.375%	250,000	263,125
12/15/21	7.125%	150,000	162,375

Weatherford International Ltd.
03/15/18	6.000%	1,000,000	1,113,683
03/15/38	7.000%	1,740,000	1,849,253
03/01/39	9.875%	940,000	1,269,799

Total			11,675,888

Other Financial Institutions —%
NASDAQ OMX Group, Inc. (The) Senior Unsecured
01/15/20	5.550%	600,000	631,120

Patriot Merger Corp. Senior Unsecured(a)
07/15/21	9.000%	54,000	55,755

Sasol Financing International PLC
11/14/22	4.500%	200,000	180,967

Total			867,842

Other Industry 0.6%
Belden, Inc.(a)
09/01/22	5.500%	250,000	242,500

CBRE Services, Inc.
03/15/23	5.000%	61,000	56,578

Cleaver-Brooks, Inc. Senior Secured(a)
12/15/19	8.750%	250,000	265,000

DH Services Luxembourg SARL(a)
12/15/20	7.750%	425,000	438,812

General Cable Corp.(a)
10/01/22	5.750%	225,000	216,563

Hillman Group, Inc. (The)
06/01/18	10.875%	500,000	541,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hutchison Whampoa International Ltd.(a)
01/13/17	3.500%	1,000,000	1,032,054

Igloo Holdings Corp. PIK Senior Unsecured(a)
12/15/17	8.250%	700,000	715,750

Interline Brands, Inc.
11/15/18	7.500%	201,000	211,050
Senior Unsecured
11/15/18	10.000%	575,000	619,562

Memorial Sloan-Kettering Cancer Center Senior Unsecured
07/01/52	4.125%	4,330,000	3,612,385

Mueller Water Products, Inc.
06/01/17	7.375%	525,000	537,469

NYU Hospitals Center Secured
07/01/42	4.428%	4,000,000	3,317,896

Odebrecht Offshore Drilling Finance Ltd. Senior Secured(a)
10/01/22	6.750%	3,000,000	2,925,000

President and Fellows of Harvard College Senior Notes
10/15/40	4.875%	805,000	853,865

President and Fellows of Harvard College(a)
01/15/39	6.500%	3,545,000	4,672,349

Rexel SA(a) Senior Unsecured
12/15/19	6.125%	350,000	357,000
06/15/20	5.250%	250,000	247,842

Sutter Health
08/15/53	2.286%	2,300,000	2,309,231

Unifrax I LLC/Holding Co.(a)
02/15/19	7.500%	418,000	418,522

Valmont Industries, Inc.
04/20/20	6.625%	1,065,000	1,194,043

Total			24,784,721

Packaging 0.2%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc.(a) Senior Secured
11/15/22	4.875%	84,000	80,640
Senior Unsecured
11/15/20	7.000%	356,000	345,320

Ardagh Packaging Finance PLC(a)
10/15/20	9.125%	400,000	427,000

BOE Intermediate Holding Corp. Senior Unsecured PIK(a)
11/01/17	9.000%	38,000	38,760

BOE Merger Corp. Senior Unsecured PIK(a)
11/01/17	9.500%	325,000	344,500

Ball Corp.
11/15/23	4.000%	325,000	290,063

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Berry Plastics Corp. Secured
05/15/18	9.500%	150,000	162,938

Crown Americas LLC/Capital Corp. IV(a)
01/15/23	4.500%	325,000	299,812

Greif, Inc. Senior Unsecured
08/01/19	7.750%	275,000	312,125

Mustang Merger Corp. Senior Unsecured(a)
08/15/21	8.500%	50,000	49,250

Reynolds Group Issuer, Inc./LLC
04/15/19	9.000%	103,000	106,348
08/15/19	9.875%	262,000	278,375
02/15/21	8.250%	2,050,000	2,024,375
Senior Secured
08/15/19	7.875%	152,000	167,200

Sealed Air Corp.(a)
09/15/21	8.375%	550,000	622,187

Sonoco Products Co. Senior Unsecured
11/01/40	5.750%	1,000,000	1,048,752

Total			6,597,645

Paper 0.2%
Clearwater Paper Corp.
02/01/23	4.500%	150,000	135,750

Fibria Overseas Finance Ltd.
03/03/21	6.750%	240,000	252,907

Graphic Packaging International, Inc.
04/15/21	4.750%	463,000	444,480

International Paper Co. Senior Unsecured
08/15/21	7.500%	3,000,000	3,692,625

Plum Creek Timberlands LP
03/15/23	3.250%	1,630,000	1,477,166

Weyerhaeuser Co. Senior Unsecured
10/01/19	7.375%	1,000,000	1,202,559
03/15/32	7.375%	1,630,000	1,966,236

Total			9,171,723

Pharmaceuticals 0.4%
Gilead Sciences, Inc. Senior Unsecured
04/01/21	4.500%	1,500,000	1,603,195

Hospira, Inc. Senior Unsecured
08/12/20	5.200%	1,350,000	1,356,259

Jaguar Holding Co. I Senior Unsecured PIK(a)
10/15/17	9.375%	175,000	185,500

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	355,000	401,150

Johnson & Johnson Senior Unsecured
05/15/41	4.850%	2,003,000	2,151,392

Merck & Co., Inc. Senior Unsecured
09/15/22	2.400%	3,535,000	3,246,784
09/15/42	3.600%	2,795,000	2,371,499

Roche Holdings, Inc.(a)
03/01/19	6.000%	1,243,000	1,473,420

VPII Escrow Corp.(a) Senior Unsecured
08/15/18	6.750%	109,000	115,404
07/15/21	7.500%	855,000	914,850

Valeant Pharmaceuticals International(a)
10/15/20	6.375%	260,000	263,900

Total			14,083,353

Property & Casualty 0.8%
Alliant Holdings, Inc. Senior Unsecured(a)
12/15/20	7.875%	147,000	150,307

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	3,850,000	3,580,050

Berkshire Hathaway, Inc. Senior Unsecured
02/11/23	3.000%	1,000,000	957,842

CNA Financial Corp. Senior Unsecured
11/15/19	7.350%	3,435,000	4,149,030
08/15/21	5.750%	925,000	1,034,278

Farmers Exchange Capital(a) Subordinated Notes
07/15/28	7.050%	1,615,000	1,921,729
07/15/48	7.200%	1,615,000	1,812,766

Farmers Insurance Exchange Subordinated Notes(a)
05/01/24	8.625%	1,075,000	1,368,194

HUB International Ltd.(a)
10/15/18	8.125%	204,000	224,400

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	4,280,000	4,401,376
06/15/23	4.250%	275,000	265,391
05/01/42	6.500%	2,605,000	2,871,708

Nationwide Mutual Insurance Co.(a) Subordinated Notes
08/15/39	9.375%	1,700,000	2,362,271

Nationwide Mutual Insurance Co.(a)(b) Subordinated Notes
12/15/24	5.810%	1,725,000	1,725,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Transatlantic Holdings, Inc. Senior Unsecured
11/30/39	8.000%	2,670,000	3,347,950

Total			30,172,292

Railroads 0.3%
BNSF Funding Trust I(b)
12/15/55	6.613%	3,777,000	4,301,059

Burlington Northern Santa Fe LLC Senior Unsecured
09/15/21	3.450%	295,000	293,786
09/01/22	3.050%	475,000	448,811

CSX Corp. Senior Unsecured
05/30/42	4.750%	1,755,000	1,687,062

Kansas City Southern de Mexico SA de CV Senior Unsecured(a)
05/15/23	3.000%	1,000,000	916,525

Norfolk Southern Corp. Senior Unsecured
04/01/22	3.000%	2,000,000	1,909,406

Union Pacific Corp. Senior Unsecured
08/15/18	5.700%	1,486,000	1,711,266

Total			11,267,915

Refining 0.1%
Citgo Petroleum Corp. Senior Secured
07/01/17	11.500%	250,000	277,500

Marathon Petroleum Corp. Senior Unsecured
03/01/41	6.500%	1,170,000	1,288,697

Valero Energy Corp.
03/15/19	9.375%	2,000,000	2,583,830

Total			4,150,027

REITs 2.2%
Alexandria Real Estate Equities, Inc.
04/01/22	4.600%	1,198,000	1,198,035
06/15/23	3.900%	1,300,000	1,214,366

AvalonBay Communities, Inc. Senior Unsecured
03/15/17	5.700%	500,000	557,689
03/15/20	6.100%	1,865,000	2,143,527

Boston Properties LP Senior Unsecured
11/15/20	5.625%	4,590,000	5,140,566
05/15/21	4.125%	3,810,000	3,889,438
02/01/23	3.850%	1,000,000	971,556
02/01/24	3.800%	1,355,000	1,298,613

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Colonial Realty LP Senior Unsecured
10/01/15	5.500%	4,650,000	5,020,763

CyrusOne LP/Finance Corp.
11/15/22	6.375%	157,000	157,785

Duke Realty LP
02/15/15	7.375%	1,036,000	1,122,271
08/15/19	8.250%	1,657,000	2,038,314
06/15/22	4.375%	1,855,000	1,810,571

Essex Portfolio LP
08/15/22	3.625%	4,650,000	4,402,598

HCP, Inc. Senior Unsecured
06/15/14	6.000%	2,400,000	2,491,289
02/01/19	3.750%	3,750,000	3,842,407
02/01/20	2.625%	850,000	796,013
02/01/21	5.375%	1,650,000	1,786,879

Health Care REIT, Inc. Senior Unsecured
03/15/18	2.250%	3,655,000	3,584,162
04/01/19	4.125%	2,000,000	2,080,898
04/15/20	6.125%	4,000,000	4,506,844

Healthcare Realty Trust, Inc. Senior Unsecured
01/17/17	6.500%	4,946,000	5,520,147

Healthcare Trust of America Holdings LP(a)
04/15/23	3.700%	800,000	744,592

Highwoods Realty LP Senior Unsecured
03/15/17	5.850%	3,069,000	3,356,737

Nationwide Health Properties, Inc. Senior Unsecured
05/20/15	6.000%	3,000,000	3,252,138

Post Apartment Homes LP Senior Unsecured
12/01/22	3.375%	1,000,000	919,306

ProLogis LP
03/15/20	6.875%	2,500,000	2,928,250

SL Green Realty Corp./Operating Partnership/Reckson Senior Unsecured
08/15/18	5.000%	6,935,000	7,336,765

Simon Property Group LP Senior Unsecured
02/01/23	2.750%	3,445,000	3,130,627

UDR, Inc.
01/10/22	4.625%	1,000,000	1,025,517

Ventas Realty LP/Capital Corp.
04/30/19	4.000%	3,000,000	3,111,042

WCI Finance LLC/WEA LLC(a)
10/01/16	5.700%	903,000	1,006,737

WEA Finance LLC/WT Finance Australia Propriety Ltd.(a)
09/02/15	5.750%	3,912,000	4,267,483

Total			86,653,925

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.1%
DineEquity, Inc.
10/30/18	9.500%	425,000	472,813

McDonald’s Corp. Senior Unsecured
05/01/43	3.625%	5,020,000	4,314,849

NPC International, Inc./Operating Co., Inc.
01/15/20	10.500%	375,000	427,500

Seminole Hard Rock Entertainment Inc./International LLC(a)
05/15/21	5.875%	450,000	436,500

Total			5,651,662

Retailers 0.6%
Academy Ltd./Finance Corp.(a)
08/01/19	9.250%	425,000	472,812

Amazon.com, Inc. Senior Unsecured
11/29/22	2.500%	3,210,000	2,899,394

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	195,000	217,425

Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(a)
02/15/18	9.000%	171,000	174,848

CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%	1,457,000	1,661,455

Claire’s Stores, Inc. Senior Secured(a)
03/15/20	6.125%	425,000	422,875

Golden Eagle Retail Group Ltd. Senior Unsecured(a)
05/21/23	4.625%	5,000,000	4,252,681

Gymboree Corp. (The)
12/01/18	9.125%	200,000	189,000

Home Depot, Inc. (The) Senior Unsecured
04/01/41	5.950%	1,300,000	1,548,516

Jo-Ann Stores Holdings, Inc. Senior Unsecured PIK(a)
10/15/19	9.750%	450,000	463,500

Jo-Ann Stores, Inc. Senior Unsecured(a)
03/15/19	8.125%	643,000	654,252

L Brands, Inc.
06/15/19	8.500%	180,000	212,625
02/15/22	5.625%	250,000	251,875

Macy’s Retail Holdings, Inc.
07/15/27	6.790%	4,495,000	4,973,812
03/15/37	6.375%	1,020,000	1,131,933

Michaels FinCo Holdings LLC/Inc. Senior Unsecured PIK(a)
08/01/18	7.500%	425,000	426,062

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Michaels Stores, Inc.
11/01/18	7.750%	500,000	538,125

New Academy Finance Co. LLC/Corp. Senior Unsecured(a)
06/15/18	8.000%	275,000	281,875

PC Nextco Holdings LLC/Finance, Inc.(a)
08/15/19	8.750%	425,000	420,219

Party City Holdings, Inc.(a)
08/01/20	8.875%	375,000	401,719

PetCo Holdings, Inc. Senior Notes(a)
10/15/17	8.500%	425,000	433,500

Rite Aid Corp.
03/15/20	9.250%	44,000	49,775
Senior Unsecured
02/15/27	7.700%	55,000	55,963

SACI Falabella Senior Unsecured(a)
04/30/23	3.750%	200,000	173,240

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	540,000	540,675

William Carter Co. (The)(a)
08/15/21	5.250%	28,000	28,140

Yankee Candle Co., Inc. (The)
02/15/17	9.750%	425,000	439,875

Total			23,316,171

Supermarkets 0.4%
Cencosud SA
01/20/23	4.875%	200,000	183,370

Kroger Co. (The)
12/15/18	6.800%	5,274,000	6,268,581
06/01/29	7.700%	2,085,000	2,590,154

Safeway, Inc. Senior Unsecured
02/01/31	7.250%	5,869,000	6,288,258

Total			15,330,363

Technology 1.0%
Advanced Micro Devices, Inc. Senior Unsecured
08/15/22	7.500%	250,000	235,625

Agilent Technologies, Inc. Senior Unsecured
10/01/22	3.200%	1,000,000	925,246
07/15/23	3.875%	950,000	917,816

Alliance Data Systems Corp.(a)
12/01/17	5.250%	178,000	183,785
04/01/20	6.375%	141,000	145,230

Anixter, Inc.
05/01/19	5.625%	375,000	387,187

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Apple, Inc. Senior Unsecured
05/03/18	1.000%	500,000	477,688
05/03/23	2.400%	315,000	284,640

Aspect Software, Inc. Secured
05/15/17	10.625%	150,000	150,375

Audatex North America, Inc.(a)
06/15/21	6.000%	650,000	658,125

BMC Software Finance, Inc. Senior Unsecured(a)
07/15/21	8.125%	275,000	278,438

BMC Software, Inc. Senior Unsecured
02/15/22	4.250%	1,700,000	1,658,812

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	128,000	137,920

CDW LLC/Finance Corp.
04/01/19	8.500%	752,000	825,320

CommScope Holdings Co., Inc. Senior Unsecured PIK(a)
06/01/20	6.625%	400,000	396,000

CommScope, Inc.(a)
01/15/19	8.250%	575,000	626,750

CompuCom Systems, Inc. Senior Unsecured(a)
05/01/21	7.000%	300,000	288,000

CoreLogic, Inc.
06/01/21	7.250%	425,000	454,750

Corning, Inc. Senior Unsecured
03/15/42	4.750%	600,000	590,319

Eagle Midco, Inc. Senior Unsecured(a)
06/15/18	9.000%	425,000	425,000

Epicor Software Corp.
05/01/19	8.625%	625,000	659,375

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	60,000	57,750
07/15/21	7.000%	67,000	71,690

First Data Corp.(a)
01/15/21	11.250%	82,000	84,050
06/15/21	10.625%	215,000	213,656
08/15/21	11.750%	55,000	51,425
Secured
01/15/21	8.250%	189,000	193,253
01/15/22	8.750%	1,300,000	1,342,250
Senior Secured
08/15/20	8.875%	127,000	137,160
11/01/20	6.750%	107,000	108,873

Flextronics International Ltd.
02/15/20	4.625%	275,000	267,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Hewlett-Packard Co. Senior Unsecured
06/02/14	4.750%	1,800,000	1,849,952
09/15/17	2.600%	1,000,000	1,002,755

Infor US, Inc.
04/01/19	9.375%	475,000	528,437

Ingram Micro, Inc. Senior Unsecured
08/10/22	5.000%	1,030,000	1,013,291

Iron Mountain, Inc.
08/15/23	6.000%	75,000	74,438

KLA-Tencor Corp. Senior Unsecured
05/01/18	6.900%	1,450,000	1,681,797

Kemet Corp. Senior Secured
05/01/18	10.500%	325,000	310,375

Lawson Software, Inc.
07/15/18	11.500%	150,000	174,000

Lender Processing Services, Inc.
04/15/23	5.750%	300,000	312,000

MModal, Inc. Senior Notes(a)
08/15/20	10.750%	200,000	162,000

MagnaChip Semiconductor Corp. Senior Unsecured(a)
07/15/21	6.625%	175,000	175,438

Microsoft Corp. Senior Unsecured
11/15/22	2.125%	1,095,000	980,760

NCR Corp.
02/15/21	4.625%	600,000	571,500

NXP BV/Funding LLC(a)
06/01/18	3.750%	421,000	406,791
02/15/21	5.750%	153,000	153,000
Senior Unsecured
03/15/23	5.750%	200,000	197,000

Nuance Communications, Inc.(a)
08/15/20	5.375%	$595,000	$566,737

Oracle Corp. Senior Unsecured
10/15/22	2.500%	6,078,000	5,567,308
07/15/23	3.625%	1,530,000	1,518,153

STATS ChipPAC Ltd.
03/20/18	4.500%	200,000	195,000

Seagate Technology HDD Holdings
11/01/21	7.000%	400,000	433,000

Seagate Technology HDD Holdings(a)
06/01/23	4.750%	100,000	92,250

Serena Software, Inc.
03/15/16	10.375%	100,000	98,500

Sophia LP/Finance, Inc.(a)
01/15/19	9.750%	525,000	569,625

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

SunGard Data Systems, Inc.
11/01/19	6.625%	300,000	304,500

Syniverse Holdings, Inc.
01/15/19	9.125%	725,000	779,375

Telefonaktiebolaget LM Ericsson Senior Unsecured
05/15/22	4.125%	3,270,000	3,195,666

TransUnion Holding Co., Inc. Senior Unsecured
06/15/18	8.125%	150,000	158,063
Senior Unsecured PIK
06/15/18	9.625%	300,000	324,000

Tyco Electronics Group SA
01/15/14	5.950%	1,000,000	1,019,367

VeriSign, Inc.(a)
05/01/23	4.625%	200,000	187,000

Verisk Analytics, Inc.
09/12/22	4.125%	3,000,000	2,950,251

Viasystems, Inc. Senior Secured(a)
05/01/19	7.875%	275,000	292,875

Total			41,079,150

Textile —%
Wolverine World Wide, Inc.(a)
10/15/20	6.125%	275,000	285,313

Transportation Services 0.4%
Autopistas Metropolitanas de Puerto Rico LLC Senior Secured(a)
06/30/35	6.750%	1,750,000	1,715,080

Avis Budget Car Rental LLC/Finance, Inc.
01/15/19	8.250%	97,000	105,487

DP World Ltd. Senior Unsecured
07/02/37	6.850%	5,000,000	4,737,500

ERAC U.S.A. Finance LLC(a)
10/15/37	7.000%	848,000	1,007,118

Hertz Corp. (The)
04/15/19	6.750%	275,000	293,219
10/15/20	5.875%	50,000	51,313
01/15/21	7.375%	104,000	112,320
10/15/22	6.250%	175,000	178,062

Hertz Corp. (The)(a)
04/01/18	4.250%	100,000	98,000

LBC Tank Terminals Holding Netherlands BV(a)
05/15/23	6.875%	129,000	129,645

Ryder System, Inc. Senior Unsecured
06/01/17	3.500%	1,000,000	1,034,460

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Sydney Airport Finance Co. Pty Ltd.(a) Senior Secured
02/22/21	5.125%	2,055,000	2,130,468
03/22/23	3.900%	3,700,000	3,463,707

Total			15,056,379

Wireless 0.5%
AT&T Wireless Services, Inc. Senior Unsecured
03/01/31	8.750%	2,000,000	2,895,984

America Movil SAB de CV
01/15/15	5.750%	800,000	849,282
10/16/19	5.000%	100,000	107,462
Senior Unsecured
07/16/22	3.125%	320,000	288,793

American Tower Corp. Senior Unsecured
01/15/18	4.500%	1,000,000	1,057,606
02/15/24	5.000%	665,000	660,763

Digicel Group Ltd. Senior Unsecured(a)
09/30/20	8.250%	975,000	1,033,500

MetroPCS Wireless, Inc.(a)
04/01/21	6.250%	250,000	249,375
04/01/23	6.625%	476,000	472,430

NII International Telecom SCA(a)
08/15/19	7.875%	110,000	103,675
08/15/19	11.375%	310,000	333,250

SBA Telecommunications, Inc.
07/15/20	5.750%	490,000	492,450

Softbank Corp.(a)
04/15/20	4.500%	201,000	190,033

Sprint Capital Corp.
05/01/19	6.900%	325,000	334,750
11/15/28	6.875%	625,000	564,062

Sprint Communications, Inc. Senior Unsecured
08/15/20	7.000%	138,000	142,485
11/15/21	11.500%	193,000	251,865
04/15/22	9.250%	3,650,000	4,215,750
11/15/22	6.000%	1,275,000	1,192,125

Sprint Communications, Inc.(a)
11/15/18	9.000%	518,000	606,060
03/01/20	7.000%	50,000	53,750

Telemovil Finance Co., Ltd.
10/01/17	8.000%	150,000	157,500

United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	1,019,000	990,837

VimpelCom Holdings BV
03/01/22	7.504%	220,000	222,200

VimpelCom Holdings BV(a)
02/13/23	5.950%	2,500,000	2,235,925

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Vodafone Group PLC Senior Unsecured
02/27/17	5.625%	1,000,000	1,116,641

Wind Acquisition Finance SA Senior Secured(a)
04/30/20	6.500%	188,000	188,000

Total			21,006,553

Wirelines 1.6%
AT&T, Inc. Senior Unsecured
08/15/15	2.500%	8,000,000	8,258,180
12/01/22	2.625%	10,600,000	9,460,935

CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	6,702,000	6,668,490

Embarq Corp. Senior Unsecured
06/01/36	7.995%	2,495,000	2,560,761

Frontier Communications Corp. Senior Unsecured
04/15/22	8.750%	121,000	130,982
01/15/23	7.125%	88,000	85,580
04/15/24	7.625%	68,000	66,470

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	50,000	57,375
06/01/19	8.875%	323,000	344,802

Level 3 Financing, Inc.
04/01/19	9.375%	190,000	208,525
07/01/19	8.125%	475,000	502,312
07/15/20	8.625%	150,000	160,500

PAETEC Holding Corp.
12/01/18	9.875%	200,000	222,500

Qtel International Finance, Ltd.(a)
02/21/23	3.250%	450,000	403,794

Qwest Corp. Senior Unsecured
09/15/25	7.250%	3,978,000	4,399,935

Telecom Italia Capital SA
06/04/18	6.999%	4,330,000	4,686,095
07/18/36	7.200%	1,518,000	1,475,624

Telefonica Celular del Paraguay SA Senior Unsecured(a)
12/13/22	6.750%	200,000	201,001

Telefonica Emisiones SAU
06/20/16	6.421%	1,925,000	2,107,758
07/03/17	6.221%	1,125,000	1,230,437
04/27/18	3.192%	5,645,000	5,507,589
04/27/20	5.134%	765,000	772,876
02/16/21	5.462%	4,040,000	4,126,467
04/27/23	4.570%	1,250,000	1,181,792

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	31

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Verizon Communications, Inc. Senior Unsecured
04/15/18	6.100%	2,000,000	2,309,084
11/01/22	2.450%	2,665,000	2,345,363

Verizon New England, Inc.
11/15/29	7.875%	985,000	1,179,664

Verizon New York, Inc.
04/01/32	7.375%	2,913,000	3,338,117

Verizon Virginia LLC
10/01/29	8.375%	1,255,000	1,515,007

Windstream Holdings, Inc.
08/01/23	6.375%	108,000	97,605

Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	253,000	287,155

Total			65,892,775

Total Corporate Bonds & Notes
(Cost: $1,456,968,129)			1,423,386,675

Residential Mortgage-Backed Securities — Agency 22.5%
Federal Home Loan Mortgage Corp.(b)(e)
CMO Series 3085 Class FV
08/15/35	0.884%	5,178,563	5,238,484

Federal Home Loan Mortgage Corp.(b)(e)(f)
CMO IO Series 3404 Class AS
01/15/38	5.711%	13,130,277	2,073,645

Federal Home Loan Mortgage Corp.(e)
01/01/17 - 02/01/25	8.000%	64,404	74,902
03/01/17 - 08/01/22	8.500%	22,064	25,145
06/01/19 - 07/01/41	4.500%	14,507,639	15,316,107
02/01/20 - 01/01/42	4.000%	23,566,075	24,562,336
04/01/21	9.000%	3,214	3,525
01/01/22 - 09/01/39	5.500%	7,095,704	7,683,658
07/01/23 - 05/01/41	5.000%	5,599,623	6,034,164
11/01/27	2.500%	9,355,879	9,300,708
10/01/28 - 07/01/32	7.000%	704,841	812,261
10/01/31 - 09/01/37	6.000%	3,076,532	3,437,552
11/01/36 - 10/01/37	6.500%	1,340,749	1,499,841
04/01/42 - 07/01/43	3.500%	26,353,667	26,311,614
11/01/42 - 07/01/43	3.000%	19,694,830	18,866,228
CMO STRIPS Series 276 Class 30
09/15/42	3.000%	12,013,751	11,291,971
CMO STRIPS Series 277 Class 30
09/15/42	3.000%	13,298,676	12,502,857
CMO Series 4037 Class CA
04/15/27	3.000%	6,129,117	6,059,126
Series 204048 Class AZ
03/15/42	4.000%	1,276,178	1,272,596

Federal National Mortgage Association(b)(e)
CMO Series 2003-134 Class FC
12/25/32	0.784%	7,137,607	7,186,357
CMO Series 2003-90 Class SL
03/25/31	16.205%	303,457	310,306

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2007-W7 Class 1A4
07/25/37	38.076%	831,300	1,416,288
CMO Series 2012-1 Class FA
02/25/42	0.684%	7,105,468	7,174,050
CMO Series 2012-110 Class CF
10/25/42	0.684%	16,667,704	16,782,111

Federal National Mortgage Association(e)
11/01/22 - 10/01/27	2.500%	25,960,985	26,229,503
04/01/23	8.500%	22,707	24,784
06/01/24	9.000%	25,667	28,922
02/01/25 - 08/01/27	8.000%	104,297	122,764
10/01/25 - 05/01/43	3.500%	26,851,161	27,213,066
03/01/26 - 07/01/38	7.000%	2,139,424	2,412,935
11/01/26 - 07/01/33	3.000%	68,368,660	68,849,767
04/01/27 - 06/01/32	7.500%	219,501	251,942
05/01/29 - 10/01/40	6.000%	11,696,646	12,987,015
05/01/32 - 10/01/38	6.500%	1,020,799	1,136,744
09/01/32 - 05/01/43	4.000%	100,077,022	103,688,574
03/01/33 - 04/01/41	5.500%	6,693,309	7,335,258
07/01/34 - 10/01/41	5.000%	21,434,964	23,305,480
07/01/40 - 02/01/42	4.500%	42,141,623	44,642,173
CMO Series 2009-111 Class DA
12/25/39	5.000%	2,253,877	2,414,443

Federal National Mortgage Association(e)(f)
CMO IO Series 2003-71 Class IM
12/25/31	5.500%	182,627	10,713

Federal National Mortgage Association(e)(g)
CMO PO STRIPS Series 43 Class 1
09/01/18	0.000%	1,312	1,288

Federal National Mortgage Association(e)(h)
09/01/28 - 09/01/43	3.000%	111,265,000	111,715,770
03/01/43 - 09/01/43	3.500%	122,027,049	121,998,357
09/01/43	4.000%	50,840,000	52,516,134

Federal National Mortgage Association(e)(i)
09/01/41	4.000%	14,370,737	14,875,145

Government National Mortgage Association(b)(e)(j)
CMO Series 2013-H19 Class FC
08/20/63	0.795%	6,000,000	6,000,000

Government National Mortgage Association(e)
03/15/38 - 09/20/41	4.500%	15,291,290	16,382,094
03/15/40 - 05/15/40	5.000%	3,219,614	3,489,518
09/15/41 - 08/20/42	3.500%	10,315,817	10,440,796
11/20/41 - 02/15/42	4.000%	5,926,623	6,235,620
05/15/42	3.000%	5,294,436	5,139,819
CMO Series 2013-53 Class AD
12/20/26	1.500%	15,214,904	15,329,212

Government National Mortgage Association(e)(h)
09/01/43	3.000%	12,190,000	11,820,489
09/01/43	3.500%	21,110,000	21,320,433

Total Residential Mortgage-Backed Securities — Agency
(Cost: $920,001,849)			903,154,590

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Residential Mortgage-Backed Securities — Non-Agency 5.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

American General Mortgage Loan Trust(a)(b)(e)
CMO Series 2009-1 Class A7
09/25/48	5.750%	4,495,236	4,605,666
CMO Series 2010-1A Class A1
03/25/58	5.150%	265,302	267,909

American Home Mortgage Investment Trust CMO Series 2007-1 Class GA1C(b)(e)
05/25/47	0.374%	8,794,243	5,589,471

BCAP LLC Trust(a)(b)(e)
CMO Series 2012-RR10 Class 5A5
04/26/36	0.453%	4,029,604	3,893,529

BCAP LLC Trust(a)(b)(e)
09/26/36	3.500%	3,925,848	4,021,561
01/26/37	0.360%	2,494,219	2,424,748
08/26/36	0.310%	1,673,576	1,634,776
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	3,377,066	3,453,050

BCAP LLC Trust(b)(e)
CMO Series 2007-AA1 Class 1A2
02/25/47	0.344%	4,337,680	3,691,058

BCAP LLC(a)(b)(e)
05/26/47	0.394%	1,635,794	1,463,136
CMO Series 2013-RR3 Class 2A1
02/26/37	2.472%	1,288,927	1,287,236
Series 2013-RR2 Class 7A1
07/26/36	3.000%	2,042,602	2,016,886

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(a)(e)
08/27/37	6.000%	792,022	830,040

Banc of America Funding Corp.(a)(b)(e)
CMO Series 2012-R5 Class A
10/03/39	0.447%	2,700,120	2,638,637

Banc of America Funding Corp.(b)(e)
CMO Series 2006-D Class 3A1
05/20/36	2.863%	4,949,937	4,210,516

Banc of America Funding Trust(e)
CMO Series 2006-3 Class 4A14
03/25/36	6.000%	3,795,310	3,741,177
CMO Series 2006-3 Class 5A3
03/25/36	5.500%	3,847,891	3,648,466

Bayview Opportunity Master Fund Trust IIB LP(a)(b)(e)
CMO Series 2012-6NPL Class A
01/28/33	2.981%	871,223	866,867
Series 2012-4NPL Class A
07/28/32	3.475%	517,952	518,515

Citicorp Mortgage Securities, Inc. CMO Series 2007-8 Class 1A3(e)
09/25/37	6.000%	2,643,062	2,700,078

Citigroup Mortgage Loan Trust, Inc.(a)(b)(e)
CMO Series 2012-7 Class 12A1
03/25/36	2.641%	1,172,813	1,200,783
CMO Series 2012-9 Class 1A1
02/20/36	5.143%	2,158,939	2,189,102
CMO Series 2013-2 Class 1A1
11/25/37	5.977%	2,283,992	2,382,469

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Citigroup Mortgage Loan Trust, Inc.(a)(e)(j)
CMO Series 2012-A Class A
06/25/51	2.500%	1,732,254	1,680,286

Citigroup Mortgage Loan Trust, Inc.(b)(e)
CMO Series 2005-8 Class 1A1A
10/25/35	2.769%	4,663,629	3,783,467

Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2007-HY5 Class 1A1(b)(e)
09/25/47	2.905%	2,096,853	1,678,319

Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2005-11 Class 8A9(e)
12/25/35	5.250%	2,015,407	2,025,138

Credit Suisse Mortgage Capital Certificates(a)(b)(e)
CMO Series 2010-12R Class 13A1
12/26/37	2.888%	88,152	88,021
CMO Series 2011-16R Class 7A3
12/27/36	3.500%	840,063	853,699
CMO Series 2011-17R Class 2A1
12/27/37	3.400%	841,337	847,349
CMO Series 2011-17R Class 3A1
10/27/35	2.410%	3,090,551	3,113,832
CMO Series 2012-4R Class 8A1
06/27/47	3.262%	1,156,574	1,158,137
CMO Series 2013-IVR3 Class A2
05/25/43	3.000%	2,979,861	2,736,653

Downey Savings & Loan Association Mortgage Loan Trust(b)(e)
CMO Series 2005-AR6 Class 2A1A
10/19/45	0.474%	4,005,974	3,311,058
CMO Series 2006-AR2 Class 2A1A
10/19/36	0.384%	4,271,554	3,421,511

First Horizon Asset Securities, Inc. CMO Series 2007-AR1 Class 1A1(b)(e)
05/25/37	2.618%	1,277,292	998,093

GCAT Series 2013-RP1 Class A1(a)(b)(e)
06/25/18	3.500%	2,125,519	2,080,351

GSR Mortgage Loan Trust CMO Series 2006-AR2 Class 2A1(b)(e)
04/25/36	2.873%	4,599,601	4,194,440

GreenPoint Mortgage Funding Trust CMO Series 2006-AR8 Class 1A2A(b)(e)
01/25/47	0.364%	4,004,897	3,491,749

Indymac Index Mortgage Loan Trust CMO Series 2006-AR3 Class 1A1(b)(e)
12/25/36	2.883%	4,018,567	3,338,758

JPMorgan Mortgage Trust(e)
CMO Series 2006-S2 Class 2A2
06/25/21	5.875%	2,965,359	2,966,992
CMO Series 2007-S1 Class 1A2
03/25/22	5.500%	2,052,002	2,034,714

Jefferies & Co., Inc. CMO Series 2010-R7 Class 7A4(a)(b)(e)
10/26/36	3.250%	462,227	449,370

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	33

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Lehman XS Trust(b)(e)
CMO Series 2006-10N Class 1A3A
07/25/46	0.394%	5,262,002	3,782,379
Series 2005-4 Class 1A3
10/25/35	0.584%	4,227,546	3,976,404
Series 2005-5N Class 3A1A
11/25/35	0.484%	6,117,533	5,053,450

Lehman XS Trust(c)(e)
CMO Series 2007-10H Class 2A2
07/25/37	7.500%	3,533,959	2,828,591

MASTR Adjustable Rate Mortgages Trust CMO Series 2006-OA1 Class 1A1(b)(e)
04/25/46	0.394%	3,236,876	2,269,202

MASTR Alternative Loans Trust CMO Series 2004-12 Class 4A1(e)
12/25/34	5.500%	2,352,109	2,501,875

Morgan Stanley Re-Remic Trust(a)(b)(e)(j)
CMO Series 2012-R2 Class 1A
11/26/36	0.344%	1,287,238	1,242,545
10/26/36	4.385%	3,789,236	3,732,398

Morgan Stanley Re-Remic Trust(a)(b)(e)
CMO Series 2013-R1 Class 4A
12/26/36	2.360%	1,836,956	1,874,586

MortgageIT Trust CMO Series 2005-5 Class A1(b)(e)
12/25/35	0.444%	4,727,056	4,105,741

Nomura Asset Acceptance Corp.(b)(e)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	135,554	135,298
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	858,507	856,759

Nomura Resecuritization Trust CMO Series 2012-3R Class 1A1(a)(b)(e)
01/26/37	0.363%	1,699,220	1,595,450

RALI Trust(b)(d)(e)(f)
CMO IO Series 2006-QS18 Class 1AV
12/25/36	0.407%	110,550,660	1,736,198
CMO IO Series 2006-QS9 Class 1AV
07/25/36	0.597%	54,913,355	1,297,877
CMO IO Series 2007-QS1 Class 2AV
01/25/37	0.174%	112,837,006	818,971

RALI Trust(b)(e)
CMO Series 2005-QA4 Class A41
04/25/35	3.071%	3,249,931	3,101,630
CMO Series 2006-QO9 Class 1A4A
12/25/46	0.354%	4,123,877	3,401,333

RFMSI Trust(b)(e)
CMO Series 2005-SA5 Class 1A
11/25/35	3.075%	3,595,661	2,735,378
CMO Series 2006-SA4 Class 2A1
11/25/36	3.802%	1,094,620	904,159

Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(e)
08/26/52	2.734%	1,091,231	1,080,830

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Sequoia Mortgage Trust(b)(e)
CMO Series 2013-2 Class A1
02/25/43	1.874%	5,532,427	4,815,131
CMO Series 2013-6 Class A2
05/25/43	3.000%	2,962,902	2,718,020

Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(e)
09/25/57	2.667%	1,170,798	1,192,536

Structured Adjustable Rate Mortgage Loan Trust(b)(e)
CMO Series 2004-20 Class 1A2
01/25/35	2.534%	2,109,042	1,954,056
CMO Series 2006-5 Class 1A1
06/25/36	2.724%	4,713,447	3,555,787
CMO Series 2007-5 Class 2A1
06/25/37	4.760%	2,859,831	2,453,280

Structured Asset Securities Corp. CMO Series 2004-21XS Class 2A6A(b)(e)
12/25/34	4.740%	215,458	217,699

VOLT LLC Series 2012-RP3A Class A1(a)(b)(e)
11/27/17	3.475%	579,500	580,691

WaMu Mortgage Pass-Through Certificates(b)(e)
CMO Series 2005-AR11 Class A1A
08/25/45	0.504%	3,513,735	3,217,524
CMO Series 2005-AR17 Class A1A1
12/25/45	0.454%	7,961,633	7,079,673
CMO Series 2005-AR19 Class A1A1
12/25/45	0.454%	4,537,419	4,086,469
CMO Series 2005-AR2 Class 2A1A
01/25/45	0.494%	2,477,057	2,260,074
CMO Series 2005-AR8 Class 2A1A
07/25/45	0.498%	3,446,274	3,138,711
CMO Series 2005-AR9 Class A1A
07/25/45	0.504%	3,343,116	3,065,417
CMO Series 2006-AR4 Class 1A1A
05/25/46	1.098%	5,331,371	4,706,018
CMO Series 2006-AR5 Class A12A
06/25/46	1.138%	1,598,631	1,423,690
CMO Series 2007-HY1 Class 4A1
02/25/37	2.544%	3,789,910	3,207,658
CMO Series 2007-HY3 Class 1A1
03/25/37	2.298%	1,787,387	1,386,939

Washington Mutual Alternative Mortgage Pass-Through Certificates(b)(e)
CMO Series 2007-OA3 Class 5A
04/25/47	2.204%	3,103,767	2,002,262
CMO Series 2007-OC2 Class A3
06/25/37	0.494%	7,118,323	5,035,836

Wells Fargo Mortgage-Backed Securities Trust CMO Series 2006-AR17 Class A1(b)(e)
10/25/36	2.631%	3,143,369	2,801,506

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $201,702,737)			213,457,644

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Commercial Mortgage-Backed Securities —Agency 2.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates Series K020 Class A2(e)
05/25/40	2.373%	7,685,000	7,154,922

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K004 Class A2(e)
08/25/19	4.186%	5,000,000	5,405,875

Federal National Mortgage Association(b)(e) Series 2012-M12 Class 1A
08/25/22	2.935%	11,734,844	11,512,065
Series 2012-M15 Class A
10/25/22	2.745%	7,783,347	7,492,079

Federal National Mortgage Association(e)
09/01/20	3.584%	5,628,847	5,859,994
12/01/20	3.763%	4,784,354	5,039,861
11/01/20	3.375%	5,482,438	5,629,690
04/01/21	4.377%	5,814,455	6,258,578
06/01/21	4.426%	6,943,175	7,532,985
12/01/20	3.522%	5,845,043	6,052,252
05/01/23	2.460%	8,302,143	7,744,803
11/01/22	2.646%	7,107,692	7,095,226

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $87,517,894)			82,778,330

Commercial Mortgage-Backed Securities — Non-Agency 5.3%
Banc of America Commercial Mortgage, Inc. Series 2005-6 Class A4(b)(e)
09/10/47	5.358%	4,450,000	4,773,088

Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-4 Class AM(b)(e)
02/10/51	6.001%	2,300,000	2,488,561

Citigroup Commercial Mortgage Trust(e) Series 2006-C5 Class A4
10/15/49	5.431%	1,588,000	1,744,212
Series 2013-GC11 Class AS
04/10/23	3.422%	2,200,000	2,066,940

Citigroup/Deutsche Bank Commercial Mortgage Trust(b)(e) Series 2005-CD1 Class A4
07/15/44	5.393%	830,000	889,316

Citigroup/Deutsche Bank Commercial Mortgage Trust(e) Series 2007-CD4 Class A4
12/11/49	5.322%	6,379,000	6,978,073

Commercial Mortgage Pass-Through Certificates(b)(e) Series 2005-C6 Class A5A
06/10/44	5.116%	4,635,000	4,931,997

Commercial Mortgage Pass-Through Certificates(e) Series 2013-LC6 Class A2
01/10/46	1.906%	390,000	385,399

Commercial Mortgage Trust Series 2013-CR8 Class B(a)(b)(e)
06/10/46	4.104%	5,500,000	5,191,120

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Credit Suisse Commercial Mortgage Trust Series 2006-C3 Class A3(b)(e)
06/15/38	5.992%	1,085,305	1,184,641

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A1(e)
05/15/36	3.819%	49,763	49,955

Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(a)(b)(e)
09/18/39	5.467%	1,509,360	1,651,984

DBRR Trust(a)(b)(e) Series 2013-EZ2 Class A
02/25/45	0.853%	5,290,925	5,292,565

DBRR Trust(a)(e) Series 2012-EZ1 Class A
09/25/45	0.946%	7,834,050	7,846,036
09/25/45	1.393%	581,000	578,536
09/25/45	2.062%	2,574,943	2,557,062

DBUBS Mortgage Trust Series 2011-LC3A Class A2(e)
08/10/44	3.642%	5,200,000	5,471,440

GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(b)(e)
06/10/48	4.772%	651,000	682,300

GS Mortgage Securities Corp. II(b)(e) Series 2007-GG10 Class A4
08/10/45	5.995%	3,467,000	3,816,976

GS Mortgage Securities Corp. II(e) Series 2005-GG4 Class A4A
07/10/39	4.751%	2,500,000	2,608,655
Series 2011-GC5 Class A4
08/10/44	3.707%	5,000,000	5,049,425
Series 2012-GCJ7 Class A2
05/10/45	2.318%	590,000	598,673

General Electric Capital Assurance Co.(a)(b)(e) Series 2003-1 Class A4
05/12/35	5.254%	928,286	968,699
Series 2003-1 Class A5
05/12/35	5.743%	1,704,000	1,941,976

Greenwich Capital Commercial Funding Corp.(b)(e) Series 2005-GG5 Class AM
04/10/37	5.277%	4,717,000	4,980,053
Series 2006-GG7 Class AM
07/10/38	6.056%	2,095,000	2,282,544

Greenwich Capital Commercial Funding Corp.(e) Series 2007-GG11 Class A4
12/10/49	5.736%	5,975,000	6,644,405
Series 2007-GG9 Class A4
03/10/39	5.444%	3,160,000	3,468,707

JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A4(b)(e)
08/15/46	4.133%	670,000	680,525

JPMorgan Chase Commercial Mortgage Securities Corp.(b)(e) Series 2006-LDP6 Class ASB
04/15/43	5.490%	1,835,056	1,897,758

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	35

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2007-CB19 Class A4
02/12/49	5.900%	3,825,000	4,262,817
Series 2007-CB19 Class AM
02/12/49	5.900%	2,300,000	2,434,131

JPMorgan Chase Commercial Mortgage Securities Corp.(e) Series 2006-LDP8 Class A4
05/15/45	5.399%	5,340,000	5,834,457

JPMorgan Chase Commercial Mortgage Securities Trust(b)(e) Series 2005-LDP3 Class ASB
08/15/42	4.893%	1,483,092	1,529,802
Series 2005-LDP5 Class A3
12/15/44	5.396%	7,100,000	7,236,348

JPMorgan Chase Commercial Mortgage Securities Trust(e) Series 2004-LN2 Class A1
07/15/41	4.475%	204,099	203,852
Series 2005-CB12 Class A4
09/12/37	4.895%	4,650,000	4,918,231
Series 2005-LDP2 Class A3
07/15/42	4.697%	497,210	497,073

LB-UBS Commercial Mortgage Trust(b)(e) Series 2006-C4 Class AM
06/15/38	6.081%	700,000	758,187
Series 2007-C7 Class A3
09/15/45	5.866%	1,249,429	1,381,797

LB-UBS Commercial Mortgage Trust(e) Series 2005-C3 Class A5
07/15/30	4.739%	1,514,000	1,586,372
Series 2006-C1 Class A4
02/15/31	5.156%	1,187,000	1,274,487
Series 2007-C2 Class A3
02/15/40	5.430%	6,663,015	7,296,942

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4(b)(e)
03/12/51	5.485%	3,885,000	4,255,081

Morgan Stanley Capital I, Inc.(b)(e) Series 2006-T23 Class A4
08/12/41	5.987%	7,095,000	7,838,272
Series 2007-IQ15 Class A4
06/11/49	6.090%	4,335,000	4,832,203
Series 2007-IQ16 Class A4
12/12/49	5.809%	1,000,000	1,118,324
Series 2007-IQ16 Class AM
12/12/49	6.298%	6,000,000	6,825,102

Morgan Stanley Capital I Series 2007-T27 Class A4(b)(e)
06/11/42	5.816%	4,589,000	5,148,092

Morgan Stanley Re-Remic Trust(a)(b)(e) Series 2009-GG10 Class A4B
08/12/45	5.995%	2,220,000	2,418,244
Series 2010-GG10 Class A4A
08/15/45	5.995%	6,928,000	7,657,200

ORES NPL LLC Series 2012-LV1 Class A(a)(e)
09/25/44	4.000%	125,898	125,849

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

RIAL(a)(e)
06/20/28	2.500%	986,513	986,513

Rialto Real Estate Fund Series 2013-LT2 Class A(a)(e)
05/22/28	2.833%	848,349	846,928

S2 Hospitality LLC Series 2012-LV1 Class A(a)(e)
04/15/25	4.500%	194,100	193,815

SMA 1 LLC Series 2012-LV1 Class A(a)(e)
08/20/25	3.500%	284,044	285,526

TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(b)(e)
08/15/39	5.546%	604,318	630,130

UBS-Barclays Commercial Mortgage Trust Series 2013-C6 Class AS(e)
05/10/43	3.469%	800,000	756,656

UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class AS(a)(e)
01/10/45	5.154%	3,600,000	3,860,478

WF-RBS Commercial Mortgage Trust(a)(e) Series 2011-C3 Class A4
03/15/44	4.375%	3,170,000	3,329,689

WF-RBS Commercial Mortgage Trust(e) Series 2011-C5 Class A4
11/15/44	3.667%	4,885,000	4,891,902
Series 2012-C6 Class AS
04/15/45	3.835%	5,500,000	5,435,600
Series 2012-C7 Class A2
06/15/45	3.431%	7,495,000	7,338,420
Series 2012-C8 Class A3
08/15/45	3.001%	2,880,000	2,721,263
Series 2013-C11 Class A2
03/15/45	2.029%	870,000	865,359

Wachovia Bank Commercial Mortgage Trust(b)(e) Series 2005-C20 Class A7
07/15/42	5.118%	4,705,000	4,992,334
Series 2006-C24 Class A3
03/15/45	5.558%	1,547,000	1,678,396
Series 2006-C27 Class AM
07/15/45	5.795%	1,595,000	1,728,691

Wells Fargo Commercial Mortgage Trust Series 2013-LC12 Class A4(b)(e)
07/15/46	4.218%	2,000,000	2,042,371

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $217,007,845)			211,718,555

Asset-Backed Securities — Agency 0.6%
Small Business Administration Participation Certificates Series 2012-20L Class 1
12/01/32	1.930%	511,942	473,540
Series 2013-20A Class 1
01/01/33	2.130%	1,306,907	1,218,466

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Asset-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2013-20B Class 1
02/01/33	2.210%	5,467,017	5,120,775
Series 2013-20C Class 1
03/01/33	2.220%	4,305,000	4,050,857
Series 2013-20D Class 1
04/01/33	2.080%	4,800,000	4,472,765
Series 2013-20F Class 1
06/01/33	2.450%	3,330,000	3,213,384
Series 2013-20H Class 1
08/01/33	3.160%	5,545,000	5,528,642

Total Asset-Backed Securities — Agency
(Cost: $25,280,753)			24,078,429

Asset-Backed Securities — Non-Agency 5.1%
ARES XXVI CLO Ltd. Series 2013-1A Class A(a)(b)
04/15/25	1.410%	8,575,000	8,485,854

Academic Loan Funding Trust Series 2012-1A Class A2(a)(b)
12/27/44	1.284%	3,500,000	3,501,643

Access Group, Inc. Series 2005-2 Class A3(b)
11/22/24	0.442%	2,070,335	2,032,293

Aircastle Aircraft Lease-Backed Trust Series 2007-1A Class G1(a)(b)
06/14/37	0.495%	2,811,734	2,540,683

Ally Master Owner Trust Series 2012-5 Class A
09/15/19	1.540%	1,195,000	1,173,354

Argent Securities, Inc. Series 2005-W2 Class A2B1(b)
10/25/35	0.384%	4,622,183	4,530,211

Arizona Educational Loan Marketing Corp. Series 2004A Class A2(b)
12/01/23	0.495%	3,376,974	3,372,752

Atrium X(a)(b) Series 10A Class A
07/16/25	1.396%	8,000,000	7,906,032
Series 10A Class B1
07/16/25	1.926%	1,250,000	1,234,156

Babcock & Brown Air Funding I Ltd. Series 2007-1A Class G1(a)(b)
11/14/33	0.542%	2,911,295	2,474,601

Beacon Container Finance LLC Series 2012-1A Class A(a)
09/20/27	3.720%	2,732,781	2,723,539

Brazos Higher Education Authority Series 2005-1 Class 1A3(b)
09/26/22	0.383%	2,750,000	2,717,880

CIT Education Loan Trust Series 2007-1 Class B(a)(b)
06/25/42	0.573%	1,350,000	1,166,254

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Carlyle Global Market Strategies Series 2013-2A Class A1(a)(b)
04/18/25	1.416%	5,390,000	5,350,507

Citicorp Residential Mortgage Securities, Inc. Series 2007-2 Class A3(b)
06/25/37	5.963%	847,649	857,711

Citigroup Mortgage Loan Trust, Inc. Series 2006-AMC1 Class A2B(b)
09/25/36	0.344%	3,546,730	1,759,618

Countrywide Asset-Backed Certificates(b) Series 2005-1 Class MV3
07/25/35	0.664%	3,505,000	3,373,636
Series 2005-2 Class M1
08/25/35	0.604%	661,337	657,349
Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	659,080	630,039
Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	1,248,763	1,222,216

Credit-Based Asset Servicing and Securitization LLC(b) Series 2005-CB7 Class AF3
11/25/35	4.452%	2,198,820	2,159,657
Series 2007-CB1 Class AF3
01/25/37	4.560%	5,434,438	2,711,795

Cronos Containers Program Ltd.(a) Series 2012-1A Class A
05/18/27	4.210%	1,312,500	1,331,459
Series 2012-2A Class A
09/18/27	3.810%	2,725,000	2,741,709

Crown Castle Towers LLC Senior Secured(a)
01/15/37	5.495%	2,000,000	2,167,518

EFS Volunteer No. 2 LLC Series 2012-1 Class A2(a)(b)
03/25/36	1.540%	2,700,000	2,730,327

Educational Funding of the South, Inc. Series 2011-1 Class A2(b)
04/25/35	0.916%	6,000,000	5,977,128

Educational Services of America, Inc. Series 2012-2 Class A(a)(b)
04/25/39	0.914%	3,600,475	3,611,524

First Franklin Mortgage Loan Asset-Backed Certificates(b) Series 2006-FF18 Class A2D
12/25/37	0.394%	5,422,923	3,132,193
Series 2007-FF2 Class A2B
03/25/37	0.284%	9,286,434	5,031,464

GE Business Loan Trust(a)(b) Series 2004-1 Class A
05/15/32	0.474%	2,761,216	2,658,104
Series 2004-2A Class A
12/15/32	0.404%	1,734,815	1,634,464
Series 2005-2A Class B
11/15/33	0.684%	2,142,431	1,759,755

GE Equipment Small Ticket LLC Series 2011-1A Class A3(a)
01/21/18	1.450%	673,197	674,146

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	37

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GE Seaco Finance Series 2005-1A Class A(a)(b)
11/17/20	0.434%	1,687,500	1,669,875

Goal Capital Funding Trust Series 2006-1 Class B(b)
08/25/42	0.712%	1,726,508	1,451,063

HSBC Home Equity Loan Trust Series 2007-3 Class APT(b)
11/20/36	1.384%	5,679,131	5,657,352

ING Investment Management CLO V Ltd. Series 2007-5A Class A1A(a)(b)
05/01/22	0.495%	5,500,000	5,331,090

JPMorgan Mortgage Acquisition Corp.(b) Series 2007-CH1 Class AV4
11/25/36	0.314%	4,000,000	3,912,508
Series 2007-CH2 Class AV2
01/25/37	0.254%	118,608	117,662

Long Beach Mortgage Loan Trust Series 2005-1 Class M1(b)
02/25/35	0.934%	2,223,704	2,208,967

Merrill Lynch First Franklin Mortgage Loan Trust(b) Series 2007-2 Class A2C
05/25/37	0.424%	11,124,786	6,543,744
Series 2007-5 Class 2A2
10/25/37	1.184%	7,743,541	5,985,850

Mid-State Trust Series 7 Class A
10/15/36	6.340%	2,297,836	2,419,929

Mid-State Trust(a) Series 2006-1 Class A
10/15/40	5.787%	1,704,054	1,795,493

Montana Higher Education Student Assistance Corp. Series 2012-1 Class A3(b)
07/20/43	1.234%	3,000,000	2,912,932

Mountain View CLO III Ltd. Series 2007-3A Class A1(a)(b)
04/16/21	0.483%	5,847,847	5,731,551

Nationstar Home Equity Loan Trust Series 2007-B Class 2AV3(b)
04/25/37	0.434%	7,509,000	4,740,244

Nelnet Student Loan Trust Series 2012-5A Class A(a)(b)
10/27/36	0.784%	3,906,090	3,881,494

Newcastle Mortgage Securities Trust Series 2006-1 Class A3(b)
03/25/36	0.364%	1,436,104	1,413,230

Nomad CLO Ltd. Series 2013-1A Class A1(a)(b)
01/15/25	1.468%	5,995,000	5,947,196

OHA Credit Partners VIII Ltd.(a)(b) Series 2013-8A Class A
04/20/25	1.395%	2,500,000	2,472,483
Series 2013-8A Class B
04/20/25	1.925%	2,000,000	1,981,810

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Park Place Securities, Inc.(b) Series 2004-WWF1 Class M2
12/25/34	1.204%	4,142,015	4,133,110
Series 2005-WCW1 Class A3D
05/25/35	0.524%	2,690,817	2,664,281

Race Point VIII CLO Ltd. Series 2013-8A Class A(a)(b)
02/20/25	1.514%	5,105,000	5,070,235

Residential Asset Mortgage Products, Inc. Series 2006-RS3 Class A3(b)
05/25/36	0.384%	2,026,343	1,871,757

SG Mortgage Securities Trust Series 2005-OPT1 Class A3(b)
10/25/35	0.534%	3,100,000	2,997,167

SLC Student Loan Trust Series 2006-2 Class A5(b)
09/15/26	0.373%	4,000,000	3,893,224

SLM Private Education Loan Trust Series 2013-B Class A2B(a)(b)
05/15/30	1.284%	1,200,000	1,181,693

SLM Student Loan Trust(b) Series 2011-1 Class A2
10/25/34	1.334%	3,285,000	3,360,975
Series 2012-7 Class A3
05/26/26	0.834%	4,000,000	3,958,778

SMART Trust Series 2012-1USA Class A4A(a)
12/14/17	2.010%	1,349,000	1,365,363

SVO VOI Mortgage Corp. Series 2012-AA Class A(a)
09/20/29	2.000%	1,671,590	1,663,400

Schahin II Finance Co. SPV Ltd. Senior Secured(a)
09/25/22	5.875%	1,835,093	1,706,637

Scholar Funding Trust Series 2011-A Class A(a)(b)
10/28/43	1.164%	1,622,014	1,612,412

Sierra Receivables Funding Co. LLC Series 2012-3A Class A(a)
08/20/29	1.870%	1,644,395	1,641,992

TAL Advantage I LLC Series 2006-1A Class NOTE(a)(b)
04/20/21	0.374%	1,240,000	1,221,727

Triton Container Finance LLC Series 2012-1A Class A(a)
05/14/27	4.210%	1,837,500	1,867,466

WaMu Asset-Backed Certificates Series 2007-HE1 Class 2A3(b)
01/25/37	0.334%	7,115,291	3,487,617

Wells Fargo Home Equity Trust Series 2007-2 Class A1(b)
04/25/37	0.274%	515,252	512,674

Total Asset-Backed Securities — Non-Agency
(Cost: $197,950,551)			206,416,552

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Inflation-Indexed Bonds 5.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

United States 5.1%
U.S. Treasury Inflation-Indexed Bond
04/15/14	1.250%	20,057,267	20,287,605
07/15/14	2.000%	24,940,620	25,655,718
04/15/15	0.500%	18,762,921	19,207,077
04/15/16	0.125%	47,796,241	48,979,963
04/15/17	0.125%	57,443,522	58,870,649
04/15/18	0.125%	24,483,854	24,965,880
02/15/41	2.125%	4,851,165	5,676,241

Total United States			203,643,133

Total Inflation-Indexed Bonds
(Cost: $208,332,749)			203,643,133

U.S. Treasury Obligations 10.9%
U.S. Treasury
08/15/23	2.500%	40,466,400	39,593,863
05/31/16	1.750%	7,500,000	7,717,380
05/15/23	1.750%	9,580,000	8,761,207
05/15/22	1.750%	3,300,000	3,081,375
09/30/19	1.000%	11,000,000	10,393,284
09/30/17	0.625%	17,400,000	16,943,250
10/31/19	1.250%	23,000,000	22,033,287
08/15/42	2.750%	9,075,000	7,540,762
05/15/43	2.875%	35,903,000	30,556,819
05/15/16	0.250%	6,433,000	6,364,148
05/31/15	0.250%	15,000,000	14,976,562
06/30/18	1.375%	55,450,000	54,990,819
07/31/15	0.250%	25,525,000	25,465,176
07/31/20	2.000%	4,666,000	4,609,499

U.S. Treasury(i)
04/30/17	0.875%	75,000,000	74,396,475

U.S. Treasury(k) STRIPS
11/15/18	0.000%	17,333,000	15,861,082
02/15/40	0.000%	19,934,000	7,274,116
11/15/19	0.000%	16,408,000	14,447,080

U.S. Treasury(k)(l) STRIPS
11/15/18	0.000%	56,931,000	52,068,182

U.S. Treasury(l)
07/31/18	1.375%	20,736,700	20,539,058

Total U.S. Treasury Obligations
(Cost: $445,372,688)			437,613,424

U.S. Government & Agency Obligations 1.1%
Federal Home Loan Banks(b)
05/26/28	0.750%	8,870,000	8,447,567

Federal Home Loan Mortgage Corp.
12/05/14	0.350%	10,000,000	10,010,080

Federal National Mortgage Association
10/22/15	0.500%	7,660,000	7,651,589
02/12/18	8.950%	9,612,000	12,585,799

U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Residual Funding Corp. STRIPS(k)
10/15/20	0.000%	4,625,000	3,860,594

Total U.S. Government & Agency Obligations
(Cost: $43,605,087)			42,555,629

Foreign Government Obligations(m) 1.8%
Argentina —%
Argentina Boden Bonds
10/03/15	7.000%	300,000	276,750

Bahrain —%
Bahrain Government International Bond Senior Unsecured(a)
08/01/23	6.125%	200,000	191,700

Brazil 0.5%
Banco do Brasil SA(b)
12/31/49	8.500%	250,000	267,500

Brazilian Government International Bond
01/15/18	8.000%	300,000	337,500
Senior Unsecured
01/17/17	6.000%	4,000,000	4,454,000
01/07/41	5.625%	3,475,000	3,339,475

Petrobras Global Finance BV
05/20/23	4.375%	1,750,000	1,531,238

Petrobras Global Finance BV(b)
05/20/16	1.884%	7,000,000	6,929,448

Petrobras International Finance Co.
01/27/21	5.375%	200,000	196,282
01/27/41	6.750%	1,820,000	1,690,809

Total			18,746,252

Chile —%
Chile Government International Bond Senior Unsecured
10/30/22	2.250%	730,000	635,100

Codelco Senior Unsecured(a)
07/17/22	3.000%	600,000	532,209

Total			1,167,309

Colombia 0.1%
Colombia Government International Bond Senior Unsecured
01/27/17	7.375%	200,000	233,000
09/18/37	7.375%	100,000	121,000
01/18/41	6.125%	2,770,000	2,905,861

Corporación Andina de Fomento
06/15/22	4.375%	400,000	396,122

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	39

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Senior Unsecured
06/04/19	8.125%	1,400,000	1,709,747

Ecopetrol SA Senior Unsecured
07/23/19	7.625%	125,000	143,125

Total			5,508,855

Costa Rica 0.1%
Instituto Costarricense de Electricidad Senior Unsecured(a)
11/10/21	6.950%	2,400,000	2,490,000

Croatia —%
Hrvatska Elektroprivreda Senior Unsecured
11/09/17	6.000%	200,000	203,000

Ghana —%
Republic of Ghana(a)
08/07/23	7.875%	200,000	193,500

Hungary —%
Hungary Government International Bond Senior Unsecured
02/19/18	4.125%	70,000	67,792
01/29/20	6.250%	70,000	72,289
03/29/21	6.375%	70,000	72,275

Total			212,356

Indonesia 0.1%
Indonesia Government International Bond Senior Unsecured
03/04/19	11.625%	200,000	257,000
10/12/35	8.500%	100,000	113,500

Majapahit Holding BV
01/20/20	7.750%	200,000	211,000

PT Pertamina Persero Senior Unsecured
05/03/22	4.875%	200,000	174,000

PT Pertamina Persero(a) Senior Unsecured
05/20/23	4.300%	200,000	163,000

PT Perusahaan Listrik Negara Senior Unsecured(a)
10/24/42	5.250%	5,000,000	3,462,500

Total			4,381,000

Italy —%
Republic of Italy Senior Unsecured
09/27/23	6.875%	1,270,000	1,487,322

Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Kazakhstan —%
KazMunayGas National Co. JSC Senior Unsecured
04/09/21	6.375%	200,000	210,000

Lithuania —%
Lithuania Government International Bond Senior Unsecured
03/09/21	6.125%	110,000	122,100

Luxembourg —%
VTB Bank OJSC Via VTB Capital SA Senior Unsecured
02/22/18	6.950%	200,000	210,500

Mexico 0.3%
Comision Federal de Electricidad Senior Unsecured
02/14/42	5.750%	200,000	179,000

Mexico Government International Bond Senior Unsecured
03/19/19	5.950%	220,000	251,350
01/15/20	5.125%	350,000	384,650
03/15/22	3.625%	1,500,000	1,461,750
03/08/44	4.750%	620,000	540,330

Pemex Project Funding Master Trust
03/05/20	6.000%	5,965,000	6,561,500

Petroleos Mexicanos
05/03/19	8.000%	300,000	361,050

Petroleos Mexicanos(a)
07/18/18	3.500%	55,000	55,266

Petroleos Mexicanos(a)(b)
07/18/18	2.286%	75,000	77,055

Total			9,871,951

Morocco —%
Morocco Government International Bond Senior Unsecured
12/11/22	4.250%	200,000	170,500

Nigeria —%
Nigeria Government International Bond(a)
07/12/18	5.125%	200,000	201,961

Norway 0.2%
Kommunalbanken AS Senior Unsecured(a)
05/23/18	1.125%	8,860,000	8,533,066

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Panama —%
Panama Government International Bond Senior Unsecured
01/26/36	6.700%	200,000	222,000

Peru —%
Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%	300,000	372,000

Poland 0.1%
Poland Government International Bond Senior Unsecured
03/23/22	5.000%	1,450,000	1,516,700
03/17/23	3.000%	225,000	200,299

Total			1,716,999

Qatar 0.1%
Nakilat, Inc. Senior Secured(a)
12/31/33	6.067%	1,835,000	1,926,750

Romania —%
Romanian Government International Bond Senior Unsecured(a)
08/22/23	4.375%	100,000	93,499

Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA Senior Unsecured
04/28/34	8.625%	350,000	406,000

Russian Foreign Bond — Eurobond Senior Unsecured
04/29/20	5.000%	500,000	526,500

Russian Foreign Bond — Eurobond(b) Senior Unsecured
03/31/30	7.500%	700,300	807,663

Vnesheconombank Via VEB Finance PLC Senior Unsecured
02/13/17	5.375%	200,000	210,540

Total			1,950,703

South Africa —%
Eskom Holdings SOC Ltd. Senior Unsecured(a)
08/06/23	6.750%	200,000	195,972

Sri Lanka —%
Sri Lanka Government International Bond Senior Unsecured
10/04/20	6.250%	180,000	170,550

Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Supra-National —%
African Export-Import Bank Senior Unsecured
07/27/16	5.750%	300,000	312,750

Trinidad and Tobago —%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured
05/08/22	6.000%	187,500	194,063

Turkey —%
Turkey Government International Bond Senior Unsecured
03/30/21	5.625%	900,000	902,475
03/17/36	6.875%	600,000	599,400

Total			1,501,875

Ukraine 0.1%
Ukraine Government International Bond Senior Unsecured
06/04/14	7.950%	3,000,000	2,962,500

United Arab Emirates —%
Abu Dhabi National Energy Co. Senior Unsecured(a)
01/12/23	3.625%	300,000	276,000

Emirate of Dubai Government Bonds Senior Unsecured
01/30/43	5.250%	200,000	160,000

Total			436,000

Uruguay —%
Uruguay Government International Bond
11/18/22	8.000%	250,000	307,500
Senior Unsecured
03/21/36	7.625%	175,000	208,687

Total			516,187

Venezuela 0.1%
Petroleos de Venezuela SA
11/02/17	8.500%	5,975,000	5,338,663
Senior Unsecured
10/28/14	4.900%	100,000	94,095

Venezuela Government International Bond Senior Unsecured
10/13/19	7.750%	250,000	204,375

Total			5,637,133

Total Foreign Government Obligations
(Cost: $77,357,564)			72,387,103

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	41

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Municipal Bonds 1.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.4%
City of Los Angeles Wastewater System
06/01/23	5.000%	945,000	1,082,460

Los Angeles Community College District Series 2010
08/01/49	6.750%	2,325,000	2,869,236

Los Angeles Unified School District Series 2009
07/01/34	5.750%	655,000	723,493

State of California Unlimited General Obligation Bonds Build America Bonds Series 2010
03/01/22	6.650%	750,000	891,465
03/01/40	7.625%	800,000	1,037,056
11/01/21	5.700%	3,000,000	3,424,080

Taxable Build America Bonds Series 2009
04/01/39	7.550%	1,000,000	1,296,230

Taxable-Various Purpose Series 2009
10/01/19	6.200%	1,025,000	1,188,569
Series 2010
03/01/19	6.200%	2,700,000	3,098,925

Total			15,611,514

Florida 0.1%
Florida Hurricane Catastrophe Fund Finance Corp. Series 2013A
07/01/16	1.298%	1,290,000	1,276,764

Florida State Department of Transportation Series 2013B
07/01/20	5.000%	1,145,000	1,326,563

Total			2,603,327

Georgia 0.1%
State of Georgia
10/01/23	4.000%	2,395,000	2,573,332

Illinois 0.4%
City of Chicago Waterworks Series 2010
11/01/40	6.742%	375,000	423,540

City of Chicago Series 2012B
01/01/42	5.432%	2,070,000	1,640,703

State of Illinois Revenue Bonds Series 2013 Sales Tax
06/15/28	3.350%	2,500,000	2,204,200

Unlimited General Obligation Bonds Build America Bonds Series 2010
07/01/21	6.200%	1,000,000	1,071,500

Taxable Build America Bonds Series 2010
02/01/35	6.630%	4,265,000	4,228,193

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Taxable Pension Series 2003
06/01/18	4.350%	4,000,000	4,162,120
Taxable Pension Bonds Series 2003
06/01/33	5.100%	1,500,000	1,314,225

Total			15,044,481

Kentucky 0.2%
Kentucky Asset Liability Commission Series 2010
04/01/18	3.165%	6,669,907	6,881,210

Massachusetts —%
Commonwealth of Massachusetts Series 2010Z
06/01/30	5.631%	240,000	259,937

Massachusetts Bay Transportation Authority
07/01/21	5.250%	915,000	1,075,976

Total			1,335,913

Minnesota —%
State of Minnesota Series 2012A
08/01/22	5.000%	1,580,000	1,838,883

New York 0.1%
City of New York	5.000%	1,895,000	2,117,265
08/01/24

New York State Urban Development Corp. Series 2013A-1
03/15/20	5.000%	790,000	912,813

Total			3,030,078

Ohio 0.1%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B
01/01/29	3.985%	2,295,000	2,101,555
Series 2013-B
01/01/35	4.532%	2,160,000	2,025,842

Total			4,127,397

Texas 0.2%
City of Houston Series 2009-A
03/01/32	6.290%	5,500,000	6,154,005

State of Texas Series 2009
04/01/39	5.517%	2,500,000	2,838,500

Texas A&M University Series 2013B
05/15/22	5.000%	1,330,000	1,535,604

Total			10,528,109

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington —%
State of Washington Series 2013R-C
07/01/24	5.000%	1,580,000	1,779,238

Total Municipal Bonds
(Cost: $68,034,492)			65,353,482

Preferred Debt 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.8%
Citigroup Capital XIII(b)
10/30/40	7.875%	436,800	12,012,000

HSBC Holdings PLC
12/31/49	8.000%	131,050	3,554,076

M&T Bank Corp.(b)
12/31/49	5.000%	435	445,222
12/31/49	5.000%	4,540	4,680,377

PNC Financial Services Group, Inc. (The)(b)
12/31/49	6.125%	154,700	3,946,397

Synovus Financial Corp.(b)
06/15/17	7.875%	5,600	150,640

U.S. Bancorp(b)
12/31/49	6.500%	132,350	3,462,276

Wells Fargo & Co.(b)
12/31/49	5.850%	90,000	2,174,400

Total			30,425,388

Building Materials —%
Stanley Black & Decker, Inc.
07/25/52	5.750%	87,900	2,004,999

Property & Casualty —%
Allstate Corp. (The)(b)
01/15/53	5.100%	78,900	1,897,545

Total Preferred Debt
(Cost: $35,160,081)			34,327,932

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Automotive —%
Affinia Group, Inc. Tranche B2 Term Loan(b)(n)
04/25/20	4.750%	54,000	54,000

Brokerage —%
Nuveen Investments, Inc. Tranche B 2nd Lien Term Loan(b)(n)
02/28/19	6.500%	120,000	119,300

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals —%
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(b)(n)
02/01/20	4.750%	93,765	94,374

MacDermid, Inc. Tranche B 2nd Lien Term Loan(b)(n)
12/07/20	7.750%	99,000	99,990

Total			194,364

Construction Machinery —%
CPM Acquisition Corp.(b)(n) 1st Lien Term Loan
08/29/17	6.250%	120,861	120,937
2nd Lien Term Loan
03/01/18	10.250%	72,000	72,136

Total			193,073

Consumer Cyclical Services —%
New Breed, Inc. Term Loan(b)(n)
10/01/19	6.000%	97,510	97,429

Food and Beverage 0.1%
HJ Heinz Co. Tranche B1 Term Loan(b)(n)
06/07/19	3.250%	3,100,000	3,108,711

New HB Acquisition LLC Tranche B Term Loan(b)(n)
04/09/20	6.750%	78,000	79,853

Total			3,188,564

Gaming —%
ROC Finance LLC Tranche B Term Loan(b)(n)
06/20/19	5.000%	80,000	80,100

Health Care 0.1%
American Renal Holdings, Inc. 2nd Lien Term Loan(b)(n)
03/20/20	8.500%	285,000	281,438

ConvaTec, Inc. Term Loan(b)(n)
12/22/16	5.000%	41,693	41,859

U.S. Renal Care, Inc.(b)(h)(n) 2nd Lien Term Loan
01/03/20	10.250%	45,000	45,000
Tranche B1 1st Lien Term Loan
07/03/19	5.250%	226,647	226,552

U.S. Renal Care, Inc.(b)(n) 2nd Lien Term Loan
01/03/20	10.250%	193,000	193,000

United Surgical Partners International, Inc. Tranche B Term Loan(b)(n)
04/03/19	4.750%	254,601	256,403

Total			1,044,252

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	43

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Life Insurance —%
Alliant Holdings I, Inc. Term Loan(b)(n)
12/20/19	5.000%	98,505	98,813

Lodging —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(b)(n)
12/27/20	6.250%	36,000	36,540

Playa Resorts Holding BV Tranche B Term Loan(b)(h)(n)
12/27/20	6.250%	51,000	51,149

Total			87,689

Media Cable —%
TWCC Holding Corp. 2nd Lien Term Loan(b)(h)(n)
06/26/20	7.000%	17,000	17,425

WideOpenWest Finance LLC Tranche B Term Loan(b)(n)
04/01/19	4.750%	175,233	176,269

Total			193,694

Property & Casualty —%
Asurion LLC Tranche B1 Term Loan(b)(n)
05/24/19	4.500%	269,645	266,161

Lonestar Intermediate Super Holdings LLC Term Loan(b)(n)
09/02/19	11.000%	401,000	418,043

Total			684,204

Retailers —%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(b)(n)
08/21/20	5.750%	148,000	151,654

Technology —%
Ancestry.com, Inc. Tranche B1 Term Loan(b)(n)
12/28/18	5.250%	102,767	103,366

Blue Coat Systems, Inc. 2nd Lien Term Loan(b)(n)
06/28/20	9.500%	194,126	194,369

Freescale Semiconductor, Inc. Tranche B4 Term Loan(b)(n)
03/01/20	5.000%	251,246	252,053

Ion Trading Technologies SARL 2nd Lien Term Loan(b)(n)
05/22/21	8.250%	202,933	202,807

Triple Point Group Holdings, Inc.(b)(n) 1st Lien Term Loan
07/10/20	5.250%	111,000	108,872

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
2nd Lien Term Loan
07/10/21	9.250%	107,000	102,720

Total			964,187

Wirelines —%
Integra Telecom Holdings, Inc.(b)(n) 2nd Lien Term Loan
02/21/20	9.750%	26,000	26,683
Tranche B Term Loan
02/22/19	5.250%	74,813	75,467

Total			102,150

Total Senior Loans
(Cost: $7,211,538)			7,253,473

Warrants —%
Issuer	Shares	Value ($)

Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(o)	327	13,080

Total Energy		13,080

Total Warrants
(Cost: $19,947)		13,080

Treasury Bills 1.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)

United States 1.3%
U.S. Treasury Bills
09/19/13	0.045%	53,651,700	53,651,261

U.S. Treasury Bills(i)
12/05/13	0.030%	485,000	484,965

Total			54,136,226

Total Treasury Bills
(Cost: $54,135,218)			54,136,226

Money Market Funds 8.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.097%(p)(q)	324,817,096	324,817,096

Total Money Market Funds
(Cost: $324,817,096)		324,817,096

Total Investments
(Cost: $4,370,476,218)		4,307,091,353

Other Assets & Liabilities, Net		(293,213,176)

Net Assets		4,013,878,177

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Investments in Derivatives

Futures Contracts Outstanding at August 31, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Long Bond, 20-year	(154)	(20,313,562)	December 2013	—	(56,161)

U.S. Treasury Note, 2-year	1,325	291,168,750	December 2013	104,841	—

U.S. Treasury Note, 5-year	1,234	147,684,737	December 2013	438,860	—

U.S. Treasury Note, 10-year	(2,815)	(349,851,719)	December 2013	—	(1,778,309)

U.S. Treasury Ultra Bond, 30-year	(93)	(13,194,375)	December 2013	—	(285,008)

Total				543,701	(2,119,478)

Credit Default Swap Contracts Outstanding at August 31, 2013

Buy Protection

At August 31, 2013, securities valued at $2,177,164 were pledged as collateral to cover open credit default swap contracts. In addition, cash totaling $875,000 was received from the broker as collateral.

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	H.J. Heinz Company	December 20, 2017	1.00	6,670,000	68,091	129,002	(13,340)	183,753	—

Goldman Sachs International	Bank of America Corp.	June 20, 2018	1.00	11,835,000	51,420	(128,920)	(23,670)	—	(101,170)

Morgan Stanley	Barclays Bank, PLC	June 20, 2018	1.00	7,230,000	90,987	(196,790)	(14,460)	—	(120,263)

Citibank	CDX Emerging Markets Index 19-V1	June 20, 2018	5.00	3,480,000	(233,898)	182,281	(34,800)	—	(86,417)

Goldman Sachs International	CDX Emerging Markets Index 19-V1	June 20, 2018	5.00	3,455,000	(232,218)	133,115	(34,550)	—	(133,653)

Goldman Sachs International	CDX North America High Yield 20	June 20, 2018	5.00	15,390,000	(600,254)	722,766	(153,900)	—	(31,388)

JPMorgan	CDX North America High Yield 20	June 20, 2018	5.00	17,040,000	(664,610)	910,817	(170,400)	75,807	—

Barclays	CDX North America High Yield Index 20-V1	June 20, 2018	5.00	13,875,000	(541,165)	399,702	(138,750)	—	(280,213)

Citibank	CDX North America Investment Grade 20	June 20, 2018	1.00	12,170,000	(90,565)	143,475	(24,340)	28,570	—

JPMorgan	CDX North America Investment Grade 20	June 20, 2018	1.00	23,680,000	(176,219)	190,228	(47,360)	—	(33,351)

Morgan Stanley*	CDX North America Investment Grade 20-V1	June 20, 2018	1.00	100,000	(744)	1,032	(200)	88	—

Goldman Sachs International	Citigroup, Inc.	June 20, 2018	1.00	6,265,000	3,041	(17,216)	(12,530)	—	(26,705)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	45

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Citigroup, Inc.	June 20, 2018	1.00	6,265,000	3,040	(22,934)	(12,530)	—	(32,424)

Barclays	D.R. Horton, Inc.	June 20, 2018	1.00	1,335,000	78,028	(35,830)	(2,670)	39,528	—

JPMorgan	D.R. Horton, Inc.	June 20, 2018	1.00	10,795,000	630,947	(369,510)	(21,590)	239,847	—

Barclays	Goldman Sachs Group, Inc.	June 20, 2018	1.00	25,000	339	(407)	(50)	—	(118)

Morgan Stanley	Goldman Sachs Group, Inc.	June 20, 2018	1.00	7,175,000	97,102	(113,283)	(14,350)	—	(30,531)

Goldman Sachs International	Home Depot, Inc.	June 20, 2018	1.00	10,480,000	(327,648)	306,012	(20,960)	—	(42,596)

JPMorgan	Home Depot, Inc.	June 20, 2018	1.00	285,000	(8,911)	8,746	(570)	—	(735)

Barclays	Limited Brands, Inc.	June 20, 2018	1.00	5,685,000	240,201	(292,614)	(11,370)	—	(63,783)

Citibank	Marriott International, Inc.	June 20, 2018	1.00	5,260,000	(75,942)	116,875	(10,520)	30,413	—

Goldman Sachs International	Textron, Inc.	June 20, 2018	1.00	5,595,000	92,237	(50,876)	(11,190)	30,171	—

Morgan Stanley	Toll Brothers, Inc.	June 20, 2018	1.00	16,400,000	714,797	(295,893)	(32,800)	386,104	—

Citibank	H.J. Heinz Company	September 20, 2018	1.00	2,970,000	86,534	(95,389)	(5,940)	—	(14,795)

Goldman Sachs International	Home Depot, Inc.	September 20, 2018	1.00	6,055,000	(193,432)	180,311	(12,110)	—	(25,231)

Barclays	Morgan Stanley	September 20, 2018	1.00	2,745,000	54,651	(105,029)	(5,490)	—	(55,868)

Citibank	Morgan Stanley	September 20, 2018	1.00	4,120,000	82,028	(164,956)	(8,240)	—	(91,168)

Citibank	Nucor Corp.	September 20, 2018	1.00	2,645,000	(27,244)	19,108	(5,290)	—	(13,426)

Goldman Sachs International	Nucor Corp.	September 20, 2018	1.00	1,060,000	(10,919)	9,193	(2,120)	—	(3,846)

Barclays	Telecom Italia SPA	September 20, 2018	1.00	1,080,000	127,879	(107,178)	(2,160)	18,541	—

Total								1,032,822	(1,187,681)

*	At August 31, 2013, $1,542 was held in a margin deposit account as collateral to cover initial margin requirments on open centrally cleared swap contracts.

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the value of these securities amounted to $513,802,620 or 12.80% of net assets.

(b)	Variable rate security.

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2013, the value of these securities amounted to $3,111,591, which represents 0.08% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments (continued)

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at August 31, 2013 was $4,053,859, representing 0.10% of net assets. Information concerning such security holdings at August 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
CRC Health Corp.
02/01/16 10.750%	04/30/12	70,935

Lone Pine Resources Canada Ltd.
02/15/17 10.375%	07/10/12	193,632

RALI Trust
CMO IO Series 2006-QS18 Class 1AV
12/25/36 0.407%	05/04/12	1,539,664

RALI Trust
CMO IO Series 2006-QS9 Class 1AV
07/25/36 0.597%	05/09/12	1,196,674

RALI Trust
CMO IO Series 2007-QS1 Class 2AV
01/25/37 0.174%	05/07/12	725,319

(e)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(f)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(g)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	At August 31, 2013, investments in securities included securities valued at $6,244,917 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(j)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2013, the value of these securities amounted to $12,655,229, which represents 0.32% of net assets.

(k)	Zero coupon bond.

(l)	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(m)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(n)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)	Non-income producing.

(p)	The rate shown is the seven-day current annualized yield at August 31, 2013.

(q)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	502,632,840	2,319,015,310	(2,496,831,054)	324,817,096	458,458	324,817,096

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	47

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Airlines	—	25,327,289	15,912,047	41,239,336
All Other Industries	—	1,382,147,339	—	1,382,147,339
Residential Mortgage-Backed Securities — Agency	—	897,154,590	6,000,000	903,154,590
Residential Mortgage-Backed Securities — Non-Agency	—	191,819,735	21,637,909	213,457,644
Commercial Mortgage-Backed Securities — Agency	—	82,778,330	—	82,778,330
Commercial Mortgage-Backed Securities — Non-Agency	—	199,750,408	11,968,147	211,718,555
Asset-Backed Securities — Agency	—	24,078,429	—	24,078,429
Asset-Backed Securities — Non-Agency	—	201,401,268	5,015,284	206,416,552
Inflation-Indexed Bonds	—	203,643,133	—	203,643,133
U.S. Treasury Obligations	347,962,965	89,650,459	—	437,613,424
U.S. Government & Agency Obligations	—	42,555,629	—	42,555,629
Foreign Government Obligations	—	72,387,103	—	72,387,103
Municipal Bonds	—	65,353,482	—	65,353,482
Preferred Debt	34,327,932	—	—	34,327,932

Total Bonds	382,290,897	3,478,047,194	60,533,387	3,920,871,478

Equity Securities
Warrants
Energy	—	13,080	—	13,080

Total Equity Securities	—	13,080	—	13,080

Short-Term Securities
Treasury Bills	54,136,226	—	—	54,136,226

Total Short-Term Securities	54,136,226	—	—	54,136,226

Other
Senior Loans	—	7,253,473	—	7,253,473

Total Other	—	7,253,473	—	7,253,473

Mutual Funds
Money Market Funds	324,817,096	—	—	324,817,096

Total Mutual Funds	324,817,096	—	—	324,817,096

Investments in Securities	761,244,219	3,485,313,747	60,533,387	4,307,091,353
Derivatives
Assets
Futures Contracts	543,701	—	—	543,701
Swap Contracts	—	1,032,822	—	1,032,822
Liabilities
Futures Contracts	(2,119,478)	—	—	(2,119,478)
Swap Contracts	—	(1,187,681)	—	(1,187,681)

Total	759,668,442	3,485,158,888	60,533,387	4,305,360,717

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	49

Active Portfolios® Multi-Manager Core Plus Bond Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Agency ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Commercial Mortgage- Backed Securities — Non-Agency ($)	Asset- Backed Securities — Non-Agency ($)	U.S. Government & Agency Obligations ($)	Foreign Government Obligations ($)	Preferred Debt ($)	Total ($)
Balance as of August 31, 2012	9,435,166	—	8,072,357	—	10,114,491	12,979,169	164,475	4,174,538	44,940,196

Accrued discounts/premiums	33,318	—	(24,648)	(471)	85,795	—	—	—	93,994

Realized gain (loss)	(40,220)	—	27,554	1,730	227,190	—	—	—	216,254

Change in unrealized appreciation (depreciation)(a)	(70,864)	—	(217,063)	(14,881)	171,092	—	—	—	(131,716)

Sales	(654,921)	—	(6,161,859)	(2,792,553)	(5,583,284)	—	—	—	(15,192,617)

Purchases	2,097,418	6,000,000	24,184,970	14,774,322	—	—	—	—	47,056,710

Transfers into Level 3	5,112,150	—	—	—	—	—	—	—	5,112,150

Transfers out of Level 3	—	—	(4,243,402)	—	—	(12,979,169)	(164,475)	(4,174,538)	(21,561,584)

Balance as of August 31, 2013	15,912,047	6,000,000	21,637,909	11,968,147	5,015,284	—	—	—	60,533,387

(a)	Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2013 was $(196,080), which is comprised of Corporate Bonds & Notes of $(70,864), Residential Mortgage-Backed Securities — Non-Agency of $(217,063), Commercial Mortgage-Backed Securities — Non-Agency of $(14,881) and Asset-Backed Securities—Non-Agency of $106,728.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds, Residential Mortgage-Backed Securities, Commercial Mortgage-Backed Securities and Asset-Backed Securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $4,045,659,122)	$3,982,274,257

Affiliated issuers (identified cost $324,817,096)	324,817,096

Total investments (identified cost $4,370,476,218)	4,307,091,353

Foreign currency (identified cost $45,858)	43,363

Margin deposits	1,542

Unrealized appreciation on swap contracts	1,032,734

Premiums paid on outstanding swap contracts	1,996,825

Receivable for:

Investments sold	32,447,912

Investments sold on a delayed delivery basis	67,421,477

Capital shares sold	20,635,171

Dividends	110,977

Interest	25,718,149

Reclaims	84,878

Variation margin	474,102

Prepaid expenses	51,420

Trustees’ deferred compensation plan	16,217

Total assets	4,457,126,120

Liabilities

Disbursements in excess of cash	295,905

Unrealized depreciation on swap contracts	1,187,681

Premiums received on outstanding swap contracts	3,452,663

Payable for:

Investments purchased	31,712,320

Investments purchased on a delayed delivery basis	388,290,597

Capital shares purchased	10,828,046

Dividend distributions to shareholders	6,846,826

Variation margin	221,583

Investment management fees	45,242

Distribution and/or service fees	27,420

Transfer agent fees	181,656

Administration fees	6,511

Chief compliance officer expenses	623

Other expenses	134,653

Trustees’ deferred compensation plan	16,217

Total liabilities	443,247,943

Net assets applicable to outstanding capital stock	$4,013,878,177

Represented by

Paid-in capital	$4,071,002,130

Undistributed net investment income	3,191,459

Accumulated net realized gain	4,802,584

Unrealized appreciation (depreciation) on:

Investments	(63,384,865)

Foreign currency translations	(2,495)

Futures contracts	(1,575,777)

Swap contracts	(154,859)

Total — representing net assets applicable to outstanding capital stock	$4,013,878,177

Class A

Net assets	$4,013,878,177

Shares outstanding	406,810,849

Net asset value per share	$9.87

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	51

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$2,404,164

Dividends — affiliated issuers	458,458

Interest	120,527,445

Total income	123,390,067

Expenses:

Investment management fees	18,964,179

Distribution and/or service fees

Class A	11,541,254

Transfer agent fees

Class A	2,257,869

Administration fees	2,681,881

Compensation of board members	123,616

Custodian fees	113,930

Printing and postage fees	227,691

Registration fees	192,941

Professional fees	154,906

Chief compliance officer expenses	3,541

Other	136,030

Total expenses	36,397,838

Net investment income	86,992,229

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	21,463,318

Foreign currency translations	2,438

Futures contracts	14,898,705

Options contracts written	62,292

Swap contracts	(12,389,568)

Net realized gain	24,037,185

Net change in unrealized appreciation (depreciation) on:

Investments	(155,252,625)

Foreign currency translations	(3,286)

Futures contracts	(66,943)

Swap contracts	2,343,652

Net change in unrealized appreciation (depreciation)	(152,979,202)

Net realized and unrealized loss	(128,942,017)

Net decrease in net assets from operations	$(41,949,788)

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013	Year Ended August 31, 2012(a)
Operations

Net investment income	$86,992,229	$31,856,785

Net realized gain	24,037,185	14,207,398

Net change in unrealized appreciation (depreciation)	(152,979,202)	87,861,206

Net increase (decrease) in net assets resulting from operations	(41,949,788)	133,925,389

Distributions to shareholders

Net investment income

Class A	(83,044,907)	(31,016,690)

Net realized gains

Class A	(35,037,957)	—

Total distributions to shareholders	(118,082,864)	(31,016,690)

Increase (decrease) in net assets from capital stock activity	(567,132,438)	4,638,114,568

Total increase (decrease) in net assets	(727,165,090)	4,741,023,267

Net assets at beginning of year	4,741,043,267	20,000

Net assets at end of year	$4,013,878,177	$4,741,043,267

Undistributed net investment income	$3,191,459	$558,871

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

	Year Ended August 31, 2013		Year Ended August 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	165,549,020	1,691,295,213	507,315,340	5,082,255,141

Distributions reinvested	11,558,711	118,082,300	3,064,103	31,016,519

Redemptions	(233,454,259)	(2,376,509,951)	(47,224,066)	(475,157,092)

Net increase (decrease)	(56,346,528)	(567,132,438)	463,155,377	4,638,114,568

Total net increase (decrease)	(56,346,528)	(567,132,438)	463,155,377	4,638,114,568

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	53

Active Portfolios® Multi-Manager Core Plus Bond Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.24	$10.00

Income from investment operations:

Net investment income	0.19	0.08

Net realized and unrealized gain (loss)	(0.30)	0.24

Total from investment operations	(0.11)	0.32

Less distributions to shareholders:

Net investment income	(0.19)	(0.08)

Net realized gains	(0.07)	—

Total distributions to shareholders	(0.26)	(0.08)

Net asset value, end of period	$9.87	$10.24

Total return	(1.16%)	3.17%

Ratios to average net assets(b)

Total gross expenses	0.79%	0.81	%(c)

Total net expenses(d)	0.79%	0.81	%(c)

Net investment income	1.88%	2.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,013,878	$4,741,043

Portfolio turnover(e)	213%	78%

Notes to Financial Highlights

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 194% and 76% for the years ended August 31, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Active Portfolios® Multi-Manager Core Plus Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2013	55

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting

56	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or OTC. The Fund purchased and wrote option contracts to manage the duration and yield curve exposure of the Fund vs. the benchmark. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or

Annual Report 2013	57

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended August 31, 2013 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at August 31, 2012	—	—	—	—
Opened	95	18,043	95	44,249
Exercised	—	—	95	(44,249)
Expired	95	(18,043)	—	—
Balance at August 31, 2013	—	—	—	—

Swap Contracts

Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statements of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a single issuer of debt securities, and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its

58	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. Credit events are contact specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at August 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Unrealized appreciation on swap contracts	1,032,822
Credit risk	Premiums paid on outstanding credit default swap contracts	1,996,825
Interest rate risk	Net assets — unrealized appreciation on futures contracts	543,701	*
Total		3,573,348

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Unrealized depreciation on swap contracts	1,187,681
Credit risk	Premiums received on outstanding credit default swap contracts	3,452,663
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,119,478	*
Total		6,759,822

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended August 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(12,389,568)	(12,389,568)
Interest rate risk	14,898,705	(283)	—	14,898,422
Total	14,898,705	(283)	(12,389,568)	2,508,854
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)		Swap Contracts ($)	Total ($)
Credit risk	—		2,343,652	2,343,652
Interest rate risk	(66,943)		—	(66,943)
Total	(66,943)		2,343,652	2,276,709

The following table is a summary of the volume of derivative instruments for the year ended August 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	35,251
Options contracts	285
Derivative Instrument	Aggregate Notional Opened ($)
Credit default swap contracts — buy protection	317,420,750
Credit default swap contracts — sell protection	77,640,000

Annual Report 2013	59

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

60	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

Principal Only Securities

The Fund may invest in Principal Only Securities (POs). POs are stripped securities entitled to receive most, if not all, of the principal from the underlying obligation, but not the interest. The Fund may also invest in stripped mortgage-backed securities. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2013	61

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) each share the primary responsibility for the day-to-day portfolio management of the Fund with the Investment Manager. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.30% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.41% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Federated Investment Management Company and TCW Investment Management Company, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2013, the Fund’s effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.05%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder

62	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.84% of Class A shares’ average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for tax straddles, paydown reclassifications, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’

deferred compensation, distribution reclassifications, foreign currency transactions, non-deductible expenses, post-October capital losses, derivative investments and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,314,734)
Accumulated net realized gain	1,314,734

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2013 ($)	Year Ended August 31, 2012 ($)
Ordinary income	118,082,864	31,016,690

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$10,185,424
Undistributed accumulated long-term gain	12,740,448
Unrealized depreciation	(66,043,500)

At August 31, 2013, the cost of investments for federal income tax purposes was $4,373,134,853 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$40,603,761
Unrealized depreciation	(106,647,261)
Net unrealized depreciation	$(66,043,500)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2013, the Fund will elect to treat post-October capital losses of $6,779,783 as arising on September 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and

Annual Report 2013	63

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $9,498,670,788 and $9,923,466,831, respectively, for the year ended August 31, 2013, of which $7,624,675,903 and $8,166,266,354, respectively, were U.S. government securities.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2013, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

64	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Notes to Financial Statements (continued)

August 31, 2013

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	65

Active Portfolios® Multi-Manager Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Active Portfolios® Multi-Manager Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Core Plus Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2013

66	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Capital Gain Dividend	$13,377,470

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	67

Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None
John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)
Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

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Active Portfolios® Multi-Manager Core Plus Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010
Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011
Paul D. Pearson (Born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (Born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

70	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On June 14, 2013, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) and the Subadvisory Agreements (the “Subadvisory Agreements”) between the Investment Manager and Federated Investment Management Company and TCW Investment Management Company (the “Subadvisers”) with respect to Active Portfolios Multi-Manager Core Plus Bond Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the continuation of the Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Agreements. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Agreements for the Fund included the following:

•

Information on the investment performance of the Fund from the date of its inception through December 31, 2012, including performance relative to a group of mutual funds determined to be comparable to the Fund by an independent third party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•	The terms and conditions of the Agreements;

•

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•

Information regarding the reputation, regulatory history and resources of the Investment Manager and the Subadvisers, including information regarding senior management, portfolio managers and other personnel;

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Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

•

Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadvisers’ code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors each code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken to select the Subadvisers, including the Investment Manager’s rationale for recommending approval of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new Subadvisory Agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadvisers selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund from its date of inception through December 31, 2012, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. Because the Fund did not have a complete year of performance from its date of inception, the Committee and the Board did not have information regarding the percentile ranking of the Fund’s performance relative to the returns of a group of comparable funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third party data provider, and a benchmark.

The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the

72	Annual Report 2013

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers supported the continuation of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and total expense ratio are both ranked in the first quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to the Subadvisers of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager and the Subadvisers of services to the Fund, to groups of related funds, and to the Investment Manager’s and the Subadvisers’ investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager and/or the Subadvisers in investment, trading and compliance resources. The Committee and the Board

Annual Report 2013	73

Active Portfolios® Multi-Manager Core Plus Bond Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a Subadvisory Agreements in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements.

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Annual Report 2013	75

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Active Portfolios® Multi-Manager Core Plus Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	77

Active Portfolios® Multi-Manager Core Plus Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN101_08_C01_(10/13)

Annual Report August 31, 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Performance Overview

Performance Summary

>	Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund) Class A shares returned 27.11% for the 12-month period that ended August 31, 2013.

>	The Fund outperformed its benchmark, the Russell 2000 Index, which returned 26.27% for the same 12-month period.

>	Overall individual stock selection generally accounted for the Fund’s outperformance during the period.

Average Annual Total Returns (%) (for period ended August 31, 2013)
	Inception	1 Year	Life
Class A	04/20/12	27.11	19.83
Russell 2000 Index		26.27	19.97

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Small Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Columbia Management Investment Advisers, LLC

Christian Stadlinger, Ph.D., CFA

Jarl Ginsberg,CFA

Conestoga Capital Advisors, LLC

William Martindale, Jr.

Robert Mitchell

Dalton, Greiner, Hartman, Maher & Co., LLC

Bruce Geller, CFA

Jeffery Baker, CFA

Peter Gulli, CFA

Edward Turville, CFA (with REMS)

EAM Investors, LLC

Montie Weisenberger

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Active Portfolios® Multi-Manager Small Cap Equity Fund is managed by three independent money management firms and by Columbia Management Investment Advisers, LLC (Columbia) and each invests a portion of the portfolio’s assets. Columbia also manages a liquidity sleeve to help manage cash flow. As of August 31, 2013, Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM), EAM Investors, LLC (EAM), Conestoga Capital Advisors LLC (Conestoga) and Columbia managed approximately 24%, 25%, 25% and 26% of the portfolio, respectively. Effective October 1, 2012, Conestoga replaced RS Investment Management as a subadviser to the Fund, assuming the day-to-day investment decisions for the portion of the Fund for which RS Investment Management was previously responsible.

For the 12-month period that ended August 31, 2013, the Fund’s Class A shares returned 27.11%. The Fund outperformed its benchmark, the Russell 2000 Index, which returned 26.27% for the same period. Individual stock selection amongst the Fund’s four managers generally accounted for the Fund’s outperformance during the period.

Small Cap Equity Markets Seesawed to New Highs

U.S. equity markets, including small cap equities, weathered multiple headwinds through the annual period but seesawed their way to repeated new highs. Challenges included sluggish domestic and international economic growth, uncertainty over the fiscal cliff of tax increases and spending cuts, and natural disasters such as Superstorm Sandy. Balancing these challenges were positive U.S. economic releases, especially regarding the housing market, some degree of improved consumer confidence, and the Federal Reserve’s (Fed) extension of quantitative easing — although the latter roiled U.S. equity markets late in the annual period on concerns the program of asset purchases would be tapered later in 2013. (Following the close of the reporting period, the Fed announced that it would continue its bond-buying program.) The prospect of rising interest rates toward the end of the annual period also produced both challenges and opportunities for investors to find companies that could benefit as the economy moved away from historically low rates.

In short, the frequent juxtaposition of positive and negative drivers produced volatile markets for all asset classes. Still, for the reporting period overall, small-cap U.S. equity indices performed better than their mid-cap and large-cap counterparts. Within the small-cap segment of the U.S. equity market, growth stocks outpaced value stocks.

Individual Stock Selection Impacted Performance Most

DGHM: Individual stock selection contributed positively to our portion of the Fund’s relative results, more than offsetting the impact of sector allocation overall, which detracted. Stock selection proved most effective in the insurance, capital goods and health care industries. Detracting most from our portion of the Fund’s return was weak stock selection in the retail/apparel, consumer services and technology industries.

The individual positions in our portion of the Fund’s portfolio that contributed most positively were recreational vehicle manufacturer Thor Industries, specialty polymer materials manufacturer PolyOne and natural gas exploration and production company PDC Energy. We sold our portion of the Fund’s shares in PolyOne as they had reached what we considered to be full valuation.

4	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

Individual positions in apparel retailer Chico’s FAS, mobile storage and communications company Silicon Motion Technology and host bus adapter maker QLogic disappointed most during the annual period. We sold our position in Silicon Motion Technology.

EAM: Individual stock selection contributed most positively to our portion of the Fund’s relative results, more than offsetting the impact of sector allocation overall, which modestly detracted. Effective stock selection in the health care, energy and consumer discretionary sectors more than offset weaker stock selection in the consumer staples sector, the only sector to detract from our portion of the Fund’s relative results.

Positions in pharmaceuticals companies Santarus and Aegerion Pharmaceuticals and oil and gas exploration and production company Bonanza Creek Energy were top contributors to our portion of the Fund’s results. The biggest individual detractors from our portion of the Fund’s results during the annual period were pharmaceuticals company Nektar Therapeutics, Internet media content provider Yelp and industrial gas equipment manufacturer Chart Industries. We sold our position in Nektar Therapeutics.

Conestoga: Our portion of the Fund outperformed the benchmark since we assumed management responsibility on October 1, 2012, benefiting from both effective stock selection and sector allocation. Our strategy performed particularly well when volatility heightened during the period, however, the transitioning of the portfolio in October 2012 acted as a drag on relative returns. Effective stock selection and prudent relative allocations in the information technology, financials and health care sectors contributed most positively to results in our portion of the Fund. Stock selection in energy, consumer discretionary and consumer staples detracted from results as did having underweight allocations to the consumer discretionary and consumer staples sectors, each of which outpaced the benchmark during the period.

The biggest individual contributors to our portion of the Fund’s results were commercial real estate data base services provider CoStar Group, plastics producer Proto Labs and business and financial management software package provider Tyler Technologies. Positions in exploration and production energy company Contango Oil & Gas, technology company NVE and patent service provider Acacia Research detracted most from our portion of the Fund’s results.

Columbia: During the period, our portion of the Fund outperformed the benchmark. Stock selection was the primary driver of outperformance in our portion of the Fund — particularly in the financials, materials and industrials sectors. Investments in insurance companies and paper and forest products companies proved especially beneficial. Only partially offsetting these positive contributors was stock selection in information technology, which detracted. Sector allocation overall had a neutral impact on our portion of the Fund’s results during the annual period.

From an individual holdings perspective, the top three positive contributors to our portion of the Fund’s results were auto components maker Tower International, oil and gas exploration and production company Gulfport Energy and transportation and logistics services provider Swift Transportation, each of which produced triple-digit gains during the annual period. It is also worth noting that corporate actions were on the rise during the annual period, and several of the holdings in our portion of the Fund benefited from increased merger and acquisition activity, both as acquirers and acquirees. Significant contributors to performance included KapStone Paper and Packaging, National Financial Partners, Stewart Enterprises and Metropolitan Health Networks.

Top Ten Holdings (%) (at August 31, 2013)
CoStar Group, Inc.	1.2
Tyler Technologies, Inc.	1.1
Proto Labs, Inc.	1.0
American Equity Investment Life Holding Co.	0.9
Anixter International, Inc.	0.8
Medidata Solutions, Inc.	0.8
Thor Industries, Inc.	0.8
HealthStream, Inc.	0.8
PDC Energy, Inc.	0.7
EMCOR Group, Inc.	0.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investment Risks

Investments in small-cap companies involve greater risks and volatility than investments in larger, more established companies. Asset allocation does not assure a profit or protect against loss. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. The Fund also has potentially greater price volatility due to the Fund’s concentration in a limited number of stocks. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss. Securities of issuers in the technology, energy and natural resources industry may underperform other market sectors or the market as a whole and may have greater volatility than other types of investments. See the Fund’s prospectus for information on these and other risks associated with the Fund. The Fund should be considered part of an overall investment program, and not a complete investment program.

Annual Report 2013	5

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at August 31, 2013)
Common Stocks	96.5
Consumer Discretionary	11.3
Consumer Staples	1.3
Energy	6.4
Financials	18.1
Health Care	14.2
Industrials	14.4
Information Technology	22.9
Materials	5.0
Telecommunication Services	0.4
Utilities	2.5
Money Market Funds	3.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

The biggest individual detractors from our portion of the Fund’s results were semiconductor companies Cirrus Logic and Fairchild Semiconductor International and oil and gas exploration and production company Midstates Petroleum, each of which posted negative absolute returns during the annual period.

Changes Were Driven By Bottom-Up Stock Selection

DGHM: Among the names purchased in our portion of the Fund during the annual period were American Equity Investment Life, Hyster-Yale Materials Handling, JDA Software Group and PDC Energy. In addition to the sales of the Fund’s positions in PolyOne and Silicon Motion Technology, already mentioned, we sold the Fund’s position in The Hanover Insurance Group, an A rated super-regional property and casualty insurance company based in Massachusetts.

We do not engage in significant sector timing activities. Based on individual stock selection, our portion of the Fund was overweight relative to the benchmark in technology; underweight financials and utilities; and relatively neutral to the remaining sectors in the benchmark at the end of the annual period.

EAM: We initiated positions in pharmaceuticals companies Alnylam Pharmaceuticals and Trius Therapeutics during the period. We sold the Fund’s position in computer storage solutions company Fusion-io and in medical device and diagnostic products manufacturer OraSure Technologies.

Overall, we increased our portion of the Fund’s exposure relative to the benchmark in technology, energy and health care during the annual period. We decreased relative allocations to financial services and consumer staples. As of August 31, 2013, our portion of the Fund was overweight relative to the benchmark in technology, health care and energy and underweight relative to the benchmark in financial services, consumer staples and materials and processing. Our portion of the Fund was rather neutrally weighted to the benchmark in consumer discretionary, utilities and producer durables at the end of the reporting period.

Conestoga: Among the names purchased in our portion of the Fund during the period were Geospace Technologies, Medidata Solutions and Mesa Laboratories. We sold our portion of the Fund’s positions in industrial equipment auctioneer Ritchie Brothers Auctioneers and industrial consulting services firm Tetra Tech.

During the period, we trimmed our portion of the Fund’s exposure to technology, as it bumped up against our maximum exposure parameters. At the end of August 2013, our portion of the Fund was overweight relative to the benchmark in technology, producer durables and health care; underweight consumer discretionary, financials and utilities; and relatively neutral in energy and materials and processing.

Columbia: Based on individual stock selection decisions, our portion of the Fund moved from modest overweights to underweights in industrials and consumer staples during the annual period and shifted from underweight allocations to overweight allocations in consumer discretionary and materials relative to the Russell 2000 Value Index. Our portion of the Fund’s already underweighted exposure to financials decreased further, and its already overweighted allocations to information technology and health care increased further.

At the end of the annual period, our portion of the Fund was overweight relative to the Russell 2000 Value Index in information technology, health care and materials. Our portion of the Fund was underweight relative to the Russell 2000 Value Index in financials, industrials, utilities and consumer staples and was rather neutrally

6	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Manager Discussion of Fund Performance (continued)

weighted to the Russell 2000 Value Index in energy, consumer discretionary and telecommunication services at the end of August 2013.

Looking Ahead

DGHM: We do not employ macroeconomic analysis in a conventional fashion. Each sector specialist includes a global perspective, featuring a risk/reward assessment, in his or her stock selection. With that understanding, our approach in light of the global macroeconomic issues has been to emphasize our focus on strength of balance sheet and to proceed with some caution by favoring high quality companies.

EAM: Going forward, we intend to continue to execute our disciplined, bottom-up investment process, which seeks to capitalize on companies benefiting from positive fundamental change, in a timely fashion. That said, we also intend to continue to position our portion of the Fund in securities with characteristics we believe may enable them to outperform their small cap peers over our typical investment horizon. Events that might affect the positioning of our portion of the Fund include the impact of fiscal cliff developments; the economic impact associated with sequestration, or automatic spending cuts, plans, long-term deficit spending and debt ceiling negotiations; any actions taken or discussed by the U.S. Federal Reserve to maintain or withdraw monetary stimulus; the potential impact of regulatory actions on select sectors; events that impact the direction and pace of economic growth in Europe; actions taken by China’s government leaders; and potential economic impact associated with geopolitical tensions, especially in the Middle East.

Conestoga: Given our focus on higher quality companies, our strategy typically lags modestly in surging equity markets such as that seen during the past year or so. We are therefore pleased that Conestoga’s portfolio sleeve performed well relative to the benchmark. We believe our portion of the Fund remains well positioned if market volatility does return. Further, we believe the strategy is well positioned vs. an overall market that may be near fully valued. Finally, we expect our portion of the Fund to hold up well in a rising rate environment given the average portfolio holding’s low level of debt.

Columbia: We believe our focus on small-cap value companies with what we consider to be strong underlying earnings prospects and attractively priced shares has the potential to reward investors over the long term. Going forward, we remain disciplined in our research of those companies where we believe the valuation gap is likely to shrink in the near term and look for a company’s upward inflection point — that is, we seek stocks that are, in our view, both inexpensive and demonstrating improving operating performance and operating metrics. As we do this, three categories of opportunity typically come to light: 1) “out of the limelight” companies missed by the Wall Street research community; 2) companies in industries that may be out of favor; and 3) companies with compressed near-term operating fundamentals, which managers believe are poised to expand within a reasonable timeframe.

Going forward, we expect our portion of the Fund’s performance to continue to be driven by our bottom-up stock selection process and for this process to continue to drive sector allocations.

Annual Report 2013	7

Active Portfolios® Multi-Manager Small Cap Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,135.60	1,018.35	7.17	6.78	1.34

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Portfolio from the underlying funds in which the Portfolio may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invest in the Fund. Participants in wrap fee programs pay an asset-based fee that is not included in the above table. Please read the wrap program documents for information regarding fees charged.

8	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 96.5%
Issuer	Shares	Value ($)
Consumer Discretionary 11.3%
Auto Components 1.0%

American Axle & Manufacturing Holdings, Inc.(a)	68,000	1,307,640

Dorman Products, Inc.	22,726	1,141,754

Tenneco, Inc.(a)	35,500	1,637,615

Tower International, Inc.(a)	74,500	1,525,760

Total		5,612,769

Automobiles 0.8%

Thor Industries, Inc.	87,275	4,471,098

Diversified Consumer Services 1.1%

Grand Canyon Education, Inc.(a)	105,812	3,651,572

LifeLock, Inc.(a)	85,561	1,078,924

Steiner Leisure Ltd.(a)	33,045	1,841,268

Total		6,571,764

Hotels, Restaurants & Leisure 1.7%

AFC Enterprises, Inc.(a)	18,936	775,429

Bally Technologies, Inc.(a)	14,401	1,038,744

Bloomin’ Brands, Inc.(a)	34,405	774,112

Domino’s Pizza, Inc.	13,174	809,411

Jack in the Box, Inc.(a)	23,894	943,574

Papa John’s International, Inc.	17,168	1,169,656

Red Robin Gourmet Burgers, Inc.(a)	15,521	1,006,692

Ruby Tuesday, Inc.(a)	97,000	704,220

Sonic Corp.(a)	149,475	2,385,621

Total		9,607,459

Household Durables 0.9%

Helen of Troy Ltd.(a)	52,113	2,093,900

KB Home	64,000	1,025,920

La-Z-Boy, Inc.	43,971	934,824

Standard Pacific Corp.(a)	157,000	1,120,980

Total		5,175,624

Internet & Catalog Retail 0.2%

Shutterfly, Inc.(a)	19,018	988,175

Media 1.8%

Belo Corp., Class A	149,750	2,117,465

Carmike Cinemas, Inc.(a)	46,134	808,729

Cinemark Holdings, Inc.	25,524	752,192

Gray Television, Inc.(a)	238,467	1,573,882

Live Nation Entertainment, Inc.(a)	52,602	886,870

MDC Partners, Inc., Class A	47,757	1,068,802

Morningstar, Inc.	27,825	2,089,379

Sinclair Broadcast Group, Inc., Class A	50,000	1,196,000

Total		10,493,319

Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail 0.2%

Tuesday Morning Corp.(a)	75,127	924,813

Specialty Retail 3.3%

Cato Corp. (The), Class A	73,620	1,852,279

Chico’s FAS, Inc.	210,101	3,277,576

Conn’s, Inc.(a)	14,916	993,555

Haverty Furniture Companies, Inc.	37,502	907,923

Hibbett Sports, Inc.(a)	51,375	2,661,225

Lithia Motors, Inc., Class A	18,588	1,219,745

Lumber Liquidators Holdings, Inc.(a)	10,209	1,014,979

OfficeMax, Inc.	85,000	923,950

Pier 1 Imports, Inc.	37,000	811,040

Restoration Hardware Holdings, Inc.(a)	13,444	934,761

Sonic Automotive, Inc., Class A	63,000	1,372,770

Wet Seal, Inc. (The), Class A(a)	195,000	711,750

Zale Corp.(a)	156,737	1,960,780

Total		18,642,333

Textiles, Apparel & Luxury Goods 0.3%

Hanesbrands, Inc.	15,889	945,078

Steven Madden Ltd.(a)	17,540	947,160

Total		1,892,238

Total Consumer Discretionary		64,379,592

Consumer Staples 1.4%
Food & Staples Retailing 0.6%

Andersons, Inc. (The)	15,127	993,239

Weis Markets, Inc.	53,195	2,499,101

Total		3,492,340

Personal Products 0.8%

Medifast, Inc.(a)	55,500	1,379,730

Nu Skin Enterprises, Inc., Class A	33,419	2,797,504

Total		4,177,234

Total Consumer Staples		7,669,574

Energy 6.4%
Energy Equipment & Services 3.1%

CARBO Ceramics, Inc.	31,325	2,555,807

Dril-Quip, Inc.(a)	9,797	999,392

Geospace Technologies Corp.(a)	42,775	2,983,984

Helix Energy Solutions Group, Inc.(a)	51,000	1,276,530

Hercules Offshore, Inc.(a)	180,000	1,296,000

Hornbeck Offshore Services, Inc.(a)	51,637	2,813,184

Pioneer Energy Services Corp.(a)	318,620	2,153,871

Precision Drilling Corp.	235,603	2,330,114

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Tesco Corp.(a)	68,000	1,050,600

Total		17,459,482

Oil, Gas & Consumable Fuels 3.3%

Athlon Energy, Inc.(a)	36,000	1,000,800

Bonanza Creek Energy, Inc.(a)	24,098	956,691

Contango Oil & Gas Co.	60,000	2,151,600

Delek U.S. Holdings, Inc.	19,000	472,340

Goodrich Petroleum Corp.(a)	56,652	1,215,185

Gulfport Energy Corp.(a)	41,318	2,437,762

Matador Resources Co.(a)	43,853	742,870

Midstates Petroleum Co., Inc.(a)	75,000	339,000

PDC Energy, Inc.(a)	70,292	4,033,355

Rex Energy Corp.(a)	102,422	2,130,377

Sanchez Energy Corp.(a)	40,111	969,082

Solazyme, Inc.(a)	81,220	913,725

Targa Resources Corp.	12,607	858,411

Triangle Petroleum Corp.(a)	117,359	780,437

Total		19,001,635

Total Energy		36,461,117

Financials 18.1%
Capital Markets 2.1%

Apollo Investment Corp.	80,000	631,200

Financial Engines, Inc.	20,706	1,106,736

FXCM, Inc., Class A	50,998	968,452

GAMCO Investors, Inc., Class A	45,596	2,620,858

Medley Capital Corp.	95,000	1,249,250

Piper Jaffray Companies(a)	51,358	1,669,649

Walter Investment Management Corp.(a)	28,000	1,027,320

Westwood Holdings Group, Inc.	55,275	2,626,115

Total		11,899,580

Commercial Banks 6.0%

Associated Banc-Corp.	166,591	2,657,126

Community Bank System, Inc.	46,000	1,529,040

FirstMerit Corp.	58,000	1,227,280

Hancock Holding Co.	37,371	1,201,478

Independent Bank Corp.	44,000	1,562,440

National Penn Bancshares, Inc.	208,207	2,090,398

Old National Bancorp	185,433	2,436,590

PacWest Bancorp	26,616	884,982

PrivateBancorp, Inc.	41,000	894,620

Prosperity Bancshares, Inc.	30,000	1,794,000

Renasant Corp.	62,000	1,560,540

Sandy Spring Bancorp, Inc.	141,102	3,153,630

Common Stocks (continued)
Issuer	Shares	Value ($)
Sterling Bancorp	115,000	1,459,350

Susquehanna Bancshares, Inc.	116,000	1,462,760

Umpqua Holdings Corp.	110,000	1,786,400

Union First Market Bankshares Corp.	62,500	1,336,875

Webster Financial Corp.	70,783	1,872,918

WesBanco, Inc.	75,020	2,152,324

Western Alliance Bancorp(a)	88,000	1,440,560

Wilshire Bancorp, Inc.	124,900	1,015,437

Wintrust Financial Corp.	25,000	991,000

Total		34,509,748

Insurance 3.6%

American Equity Investment Life Holding Co.	257,619	5,103,432

AMERISAFE, Inc.	45,000	1,466,550

Amtrust Financial Services, Inc.	48,142	1,719,632

Argo Group International Holdings Ltd.	35,000	1,429,400

CNO Financial Group, Inc.	120,000	1,630,800

Employers Holdings, Inc.	34,434	912,845

First American Financial Corp.	71,537	1,495,123

HCI Group, Inc.	25,264	880,956

Hilltop Holdings, Inc.(a)	65,000	1,017,900

Maiden Holdings Ltd.	243,958	3,190,971

Symetra Financial Corp.	102,000	1,761,540

Total		20,609,149

Real Estate Investment Trusts (REITs) 4.5%

American Assets Trust, Inc.	52,000	1,539,720

BioMed Realty Trust, Inc.	121,462	2,236,116

Brandywine Realty Trust	94,000	1,205,080

Colonial Properties Trust	94,447	2,086,334

Colony Financial, Inc.	110,081	2,176,301

Cousins Properties, Inc.	241,027	2,393,398

CubeSmart	76,000	1,265,400

First Industrial Realty Trust, Inc.	97,000	1,467,610

Geo Group, Inc. (The)	21,000	655,410

Glimcher Realty Trust	202,377	2,003,532

Hersha Hospitality Trust	428,922	2,247,551

Highwoods Properties, Inc.	29,500	996,510

Kilroy Realty Corp.	13,000	634,270

LaSalle Hotel Properties	35,000	928,550

Pennsylvania Real Estate Investment Trust	44,000	816,200

PennyMac Mortgage Investment Trust	36,000	757,800

Sun Communities, Inc.	47,446	2,038,755

Total		25,448,537

Thrifts & Mortgage Finance 1.9%

EverBank Financial Corp.	87,000	1,223,220

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
MGIC Investment Corp.(a)	118,000	851,960

Ocwen Financial Corp.(a)	25,500	1,286,220

Oritani Financial Corp.	73,000	1,132,230

Provident Financial Services, Inc.	140,667	2,275,992

Radian Group, Inc.	287,823	3,900,002

Total		10,669,624

Total Financials		103,136,638

Health Care 14.2%
Biotechnology 3.5%

ACADIA Pharmaceuticals, Inc.(a)	50,529	1,008,559

Acorda Therapeutics, Inc.(a)	22,411	757,268

Aegerion Pharmaceuticals, Inc.(a)	13,852	1,200,691

Alnylam Pharmaceuticals, Inc.(a)	23,813	1,233,513

Anacor Pharmaceuticals, Inc.(a)	93,543	945,720

Celldex Therapeutics, Inc.(a)	60,148	1,306,415

Insmed, Inc.(a)	69,706	1,060,228

Insys Therapeutics, Inc.(a)	34,805	974,888

InterMune, Inc.(a)	64,471	921,291

Keryx Biopharmaceuticals, Inc.(a)	108,086	921,974

Ligand Pharmaceuticals, Inc.(a)	26,043	1,252,408

Neurocrine Biosciences, Inc.(a)	75,133	1,094,688

NPS Pharmaceuticals, Inc.(a)	42,222	1,059,772

Orexigen Therapeutics, Inc.(a)	137,018	939,943

Pharmacyclics, Inc.(a)	9,198	1,025,577

Raptor Pharmaceutical Corp.(a)	100,737	1,363,979

TESARO, Inc.(a)	22,992	795,063

Theravance, Inc.(a)	31,537	1,130,601

Vanda Pharmaceuticals, Inc.(a)	84,233	962,783

Total		19,955,361

Health Care Equipment & Supplies 4.0%

Abaxis, Inc.	71,577	2,804,387

Align Technology, Inc.(a)	90,675	3,948,896

Cardiovascular Systems, Inc.(a)	42,288	867,750

CONMED Corp.	43,000	1,336,870

DexCom, Inc.(a)	41,059	1,110,646

Globus Medical, Inc. - A(a)	50,819	895,431

ICU Medical, Inc.(a)	38,586	2,758,127

Meridian Bioscience, Inc.	114,875	2,583,539

Neogen Corp.(a)	64,775	3,504,327

STERIS Corp.	18,500	756,465

Symmetry Medical, Inc.(a)	99,000	777,150

TearLab Corp.(a)	94,487	1,241,559

Total		22,585,147

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.0%

Acadia Healthcare Co., Inc.(a)	28,009	1,073,585

AMN Healthcare Services, Inc.(a)	75,089	1,021,210

Hanger, Inc.(a)	72,838	2,236,855

HealthSouth Corp.(a)	32,221	1,013,673

Healthways, Inc.(a)	77,000	1,469,160

Kindred Healthcare, Inc.	97,000	1,425,900

LHC Group, Inc.(a)	38,000	859,940

LifePoint Hospitals, Inc.(a)	17,159	776,102

Mednax, Inc.(a)	8,735	850,527

National Research Corp., Class A(a)	117,600	1,927,464

National Research Corp., Class B	19,600	567,616

Team Health Holdings, Inc.(a)	24,370	936,539

VCA Antech, Inc.(a)	56,000	1,528,240

WellCare Health Plans, Inc.(a)	23,500	1,496,245

Total		17,183,056

Health Care Technology 2.4%

HealthStream, Inc.(a)	126,700	4,200,105

MedAssets, Inc.(a)	58,000	1,300,360

Medidata Solutions, Inc.(a)	50,354	4,503,662

Omnicell, Inc.(a)	165,560	3,599,274

Total		13,603,401

Life Sciences Tools & Services 0.8%

ICON PLC(a)	80,023	2,924,041

Techne Corp.	22,375	1,734,286

Total		4,658,327

Pharmaceuticals 0.5%

AcelRx Pharmaceuticals, Inc.(a)	111,214	1,102,131

Pacira Pharmaceuticals, Inc.(a)	30,374	1,100,146

Santarus, Inc.(a)	38,671	870,871

Total		3,073,148

Total Health Care		81,058,440

Industrials 14.4%
Aerospace & Defense 0.8%

Aerovironment, Inc.(a)	64,450	1,412,099

DigitalGlobe, Inc.(a)	27,168	820,474

Hexcel Corp.(a)	24,286	863,853

Kratos Defense & Security Solutions, Inc.(a)	112,070	945,871

Triumph Group, Inc.	10,247	737,476

Total		4,779,773

Airlines 0.5%

Alaska Air Group, Inc.	15,000	849,300

Spirit Airlines, Inc.(a)	41,363	1,289,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
U.S. Airways Group, Inc.(a)	40,000	646,400

Total		2,784,985

Building Products 1.5%

AAON, Inc.	154,300	3,598,276

AO Smith Corp.	18,078	760,180

Simpson Manufacturing Co., Inc.	102,300	3,198,921

USG Corp.(a)	40,000	933,600

Total		8,490,977

Commercial Services & Supplies 2.1%

Deluxe Corp.	36,000	1,416,600

Herman Miller, Inc.	72,655	1,850,523

InnerWorkings, Inc.(a)	140,025	1,438,057

Rollins, Inc.	105,450	2,609,887

Steelcase, Inc., Class A	81,000	1,176,120

TMS International Corp., Class A	62,000	1,079,420

Unifirst Corp.	9,754	935,214

United Stationers, Inc.	40,500	1,609,470

Total		12,115,291

Construction & Engineering 1.4%

Dycom Industries, Inc.(a)	37,161	944,261

EMCOR Group, Inc.	107,117	4,026,528

MasTec, Inc.(a)	60,557	1,925,712

Primoris Services Corp.	40,818	917,589

Total		7,814,090

Electrical Equipment 0.5%

Acuity Brands, Inc.	10,201	872,186

Powell Industries, Inc.(a)	18,595	980,514

PowerSecure International, Inc.(a)	59,758	917,285

Total		2,769,985

Industrial Conglomerates 0.7%

Raven Industries, Inc.	130,700	3,817,747

Machinery 3.5%

Chart Industries, Inc.(a)	7,990	912,298

CIRCOR International, Inc.	16,780	964,682

ExOne Co. (The)(a)	13,474	923,104

Hyster-Yale Materials Handling, Inc.	21,074	1,593,405

LB Foster Co., Class A	49,789	2,112,049

Middleby Corp. (The)(a)	6,030	1,121,218

Mueller Industries, Inc.	35,837	1,918,713

Proto Labs, Inc.(a)	73,815	5,243,818

Sun Hydraulics Corp.	125,250	3,837,660

Wabash National Corp.(a)	135,000	1,406,700

Total		20,033,647

Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 1.6%

Acacia Research Corp.	79,300	1,742,221

Advisory Board Co. (The)(a)	56,910	3,116,961

Navigant Consulting, Inc.(a)	118,000	1,610,700

On Assignment, Inc.(a)	40,927	1,234,768

TrueBlue, Inc.(a)	36,047	876,663

Wageworks, Inc.(a)	21,418	893,987

Total		9,475,300

Road & Rail 1.5%

Arkansas Best Corp.	34,904	868,412

Heartland Express, Inc.	117,324	1,633,150

Old Dominion Freight Line, Inc.(a)	83,280	3,616,018

Roadrunner Transportation Systems, Inc.(a)	33,661	912,886

Swift Transportation Co.(a)	86,000	1,544,560

Total		8,575,026

Trading Companies & Distributors 0.3%

United Rentals, Inc.(a)	14,000	766,780

Watsco, Inc.	9,999	897,910

Total		1,664,690

Total Industrials		82,321,511

Information Technology 22.9%
Communications Equipment 1.7%

Alliance Fiber Optic Product	36,493	1,351,336

CalAmp Corp.(a)	69,725	1,142,793

Calix, Inc.(a)	95,000	1,220,750

Ciena Corp.(a)	95,673	1,905,806

Finisar Corp.(a)	95,857	1,962,193

Sonus Networks, Inc.(a)	290,705	1,002,932

Ubiquiti Networks, Inc.	34,816	1,220,649

Total		9,806,459

Computers & Peripherals 1.0%

QLogic Corp.(a)	131,490	1,392,479

Silicon Graphics International Corp.(a)	57,721	850,808

Stratasys Ltd.(a)	32,875	3,526,501

Total		5,769,788

Electronic Equipment, Instruments & Components 2.7%

Anixter International, Inc.(a)	55,250	4,616,690

Belden, Inc.	16,084	912,285

Checkpoint Systems, Inc.(a)	59,030	865,970

Electro Scientific Industries, Inc.	159,871	1,756,982

FARO Technologies, Inc.(a)	90,625	3,364,906

FEI Co.	10,872	851,060

Mesa Laboratories, Inc.	12,225	795,359

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Methode Electronics, Inc.	56,409	1,347,611

Rogers Corp.(a)	18,500	1,026,195

Total		15,537,058

Internet Software & Services 4.5%

Cornerstone OnDemand, Inc.(a)	25,666	1,322,056

CoStar Group, Inc.(a)	43,325	6,434,196

Dealertrack Technologies, Inc.(a)	24,131	955,346

Demandware, Inc.(a)	22,258	936,617

IntraLinks Holdings, Inc.(a)	99,415	777,425

Move, Inc.(a)	69,086	1,001,747

NIC, Inc.	130,625	2,907,712

Saba Software, Inc.(a)	91,000	903,175

SciQuest, Inc.(a)	116,575	2,424,760

SPS Commerce, Inc.(a)	31,575	1,968,385

Stamps.com, Inc.(a)	84,275	3,529,437

Web.com Group, Inc.(a)	43,121	1,216,875

Yelp, Inc.(a)	16,836	875,135

Total		25,252,866

IT Services 1.7%

Acxiom Corp.(a)	158,287	3,938,181

Global Cash Access Holdings, Inc.(a)	150,000	1,155,000

NeuStar, Inc., Class A(a)	14,500	732,830

Sykes Enterprises, Inc.(a)	148,774	2,533,621

Unisys Corp.(a)	54,000	1,358,640

Total		9,718,272

Semiconductors & Semiconductor Equipment 2.9%

Advanced Energy Industries, Inc.(a)	42,594	776,489

Applied Micro Circuits Corp.(a)	100,160	1,077,721

Cirrus Logic, Inc.(a)	55,500	1,248,750

Diodes, Inc.(a)	37,152	925,085

Fairchild Semiconductor International, Inc.(a)	60,000	732,600

Hittite Microwave Corp.(a)	43,000	2,629,880

Integrated Silicon Solution(a)	80,000	832,800

IXYS Corp.	92,000	852,840

Kulicke & Soffa Industries, Inc.(a)	236,033	2,610,525

Micrel, Inc.	85,000	782,000

NVE Corp.(a)	24,675	1,216,971

Rambus, Inc.(a)	104,735	854,638

RF Micro Devices, Inc.(a)	125,000	620,000

Rudolph Technologies, Inc.(a)	73,000	755,550

SunEdison, Inc.(a)	104,500	769,120

Total		16,684,969

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 8.4%

Accelrys, Inc.(a)	253,050	2,287,572

ACI Worldwide, Inc.(a)	78,675	3,829,112

Advent Software, Inc.	100,000	2,699,000

Aspen Technology, Inc.(a)	26,017	869,748

Blackbaud, Inc.	86,975	3,132,839

Bottomline Technologies de, Inc.(a)	132,375	3,603,247

BroadSoft, Inc.(a)	37,000	1,191,030

CommVault Systems, Inc.(a)	11,213	939,986

Envivio, Inc.(a)	73,000	181,040

EPIQ Systems, Inc.	65,000	796,250

Factset Research Systems, Inc.	21,100	2,159,585

FleetMatics Group PLC(a)	2,425	119,916

Infoblox, Inc.(a)	29,805	1,040,195

Manhattan Associates, Inc.(a)	12,375	1,082,813

Mentor Graphics Corp.	115,097	2,550,550

Netscout Systems, Inc.(a)	80,782	2,006,625

NetSuite, Inc.(a)	9,389	933,548

Proofpoint, Inc.(a)	43,261	1,246,349

PROS Holdings, Inc.(a)	107,325	3,520,260

PTC, Inc.(a)	77,571	2,022,276

QLIK Technologies, Inc.(a)	29,115	954,681

Splunk, Inc.(a)	20,119	1,110,770

Synchronoss Technologies, Inc.(a)	26,639	915,849

Take-Two Interactive Software, Inc.(a)	66,220	1,215,799

Tangoe, Inc.(a)	47,092	979,043

Tyler Technologies, Inc.(a)	78,344	5,788,838

Ultimate Software Group, Inc.(a)	6,085	853,178

Total		48,030,099

Total Information Technology		130,799,511

Materials 5.0%
Chemicals 2.2%

Advanced Emissions Solutions(a)	20,982	819,347

Balchem Corp.	74,450	3,563,177

Cytec Industries, Inc.	25,236	1,887,148

Koppers Holdings, Inc.	48,948	1,897,714

Minerals Technologies, Inc.	19,043	845,509

OM Group, Inc.(a)	41,000	1,165,220

PolyOne Corp.	32,667	882,662

Taminco Corp.(a)	63,810	1,260,248

Total		12,321,025

Containers & Packaging 0.3%

Boise, Inc.	202,290	1,729,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.2%

Constellium NV(a)	73,000	1,292,100

Kaiser Aluminum Corp.	40,157	2,775,652

Reliance Steel & Aluminum Co.	27,864	1,858,250

Worthington Industries, Inc.	30,000	999,900

Total		6,925,902

Paper & Forest Products 1.3%

Boise Cascade Co.(a)	29,000	669,900

Clearwater Paper Corp.(a)	27,500	1,310,650

KapStone Paper and Packaging Corp.	54,407	2,285,094

Neenah Paper, Inc.	43,000	1,573,800

PH Glatfelter Co.	38,213	979,017

Schweitzer-Mauduit International, Inc.	10,000	572,700

Total		7,391,161

Total Materials		28,367,668

Telecommunication Services 0.4%
Diversified Telecommunication Services 0.2%

inContact, Inc.(a)	116,249	945,104

Wireless Telecommunication Services 0.2%

NII Holdings, Inc.(a)	80,000	478,400

Telephone & Data Systems, Inc.	30,000	830,700

Total		1,309,100

Total Telecommunication Services		2,254,204

Utilities 2.4%
Electric Utilities 1.2%

Cleco Corp.	41,196	1,860,411

Pinnacle West Capital Corp.	28,133	1,526,778

Common Stocks (continued)
Issuer	Shares	Value ($)
Portland General Electric Co.	67,591	1,947,297

UIL Holdings Corp.	40,000	1,510,400

Total		6,844,886

Gas Utilities 0.6%

New Jersey Resources Corp.	28,000	1,206,240

South Jersey Industries, Inc.	22,000	1,270,720

Southwest Gas Corp.	22,500	1,052,550

Total		3,529,510

Multi-Utilities 0.6%

Avista Corp.	60,000	1,576,200

Vectren Corp.	60,669	1,977,809

Total		3,554,009

Total Utilities		13,928,405

Total Common Stocks
(Cost: $464,587,031)		550,376,660

Money Market Funds 3.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.097%(b)(c)	20,216,439	20,216,439

Total Money Market Funds
(Cost: $20,216,439)		20,216,439

Total Investments
(Cost: $484,803,470)		570,593,099

Other Assets & Liabilities, Net		193,022

Net Assets		570,786,121

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at August 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends - Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	19,091,625	254,347,739	(253,222,925)	20,216,439	25,170	20,216,439

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Active Portfolios® Multi-Manager Small Cap Equity Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	64,379,592	—	—	64,379,592

Consumer Staples	7,669,574	—	—	7,669,574

Energy	36,461,117	—	—	36,461,117

Financials	103,136,638	—	—	103,136,638

Health Care	81,058,440	—	—	81,058,440

Industrials	82,321,511	—	—	82,321,511

Information Technology	130,799,511	—	—	130,799,511

Materials	28,367,668	—	—	28,367,668

Telecommunication Services	2,254,204	—	—	2,254,204

Utilities	13,928,405	—	—	13,928,405

Total Equity Securities	550,376,660	—	—	550,376,660

Mutual Funds

Money Market Funds	20,216,439	—	—	20,216,439

Total Mutual Funds	20,216,439	—	—	20,216,439

Total	570,593,099	—	—	570,593,099

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Assets and Liabilities

August 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $464,587,031)	$550,376,660

Affiliated issuers (identified cost $20,216,439)	20,216,439

Total investments (identified cost $484,803,470)	570,593,099

Receivable for:

Investments sold	2,999,635

Capital shares sold	3,059,461

Dividends	354,466

Reclaims	4,849

Expense reimbursement due from Investment Manager	4,016

Prepaid expenses	6,603

Trustees’ deferred compensation plan	3,495

Total assets	577,025,624

Liabilities

Payable for:

Investments purchased	5,303,886

Capital shares purchased	673,510

Investment management fees	13,681

Distribution and/or service fees	3,954

Transfer agent fees	153,577

Administration fees	1,255

Chief compliance officer expenses	100

Other expenses	86,045

Trustees’ deferred compensation plan	3,495

Total liabilities	6,239,503

Net assets applicable to outstanding capital stock	$570,786,121

Represented by

Paid-in capital	$454,523,992

Excess of distributions over net investment income	(8,023)

Accumulated net realized gain	30,480,523

Unrealized appreciation (depreciation) on:

Investments	85,789,629

Total — representing net assets applicable to outstanding capital stock	$570,786,121

Class A

Net assets	$570,786,121

Shares outstanding	44,829,044

Net asset value per share	$12.73

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$7,994,600

Dividends — affiliated issuers	25,170

Foreign taxes withheld	(13,692)

Total income	8,006,078

Expenses:

Investment management fees	4,261,994

Distribution and/or service fees

Class A	1,220,137

Transfer agent fees

Class A	1,730,538

Administration fees	389,342

Compensation of board members	25,815

Custodian fees	43,453

Printing and postage fees	180,236

Registration fees	46,434

Professional fees	31,902

Chief compliance officer expenses	384

Other	35,992

Total expenses	7,966,227

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,421,145)

Total net expenses	6,545,082

Net investment income	1,460,996

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	39,227,258

Net realized gain	39,227,258

Net change in unrealized appreciation (depreciation) on:

Investments	78,045,287

Net change in unrealized appreciation (depreciation)	78,045,287

Net realized and unrealized gain	117,272,545

Net increase in net assets resulting from operations	$118,733,541

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013	Year Ended August 31, 2012(a)
Operations

Net investment income (loss)	$1,460,996	$(275,226)

Net realized gain (loss)	39,227,258	(7,892,027)

Net change in unrealized appreciation (depreciation)	78,045,287	7,744,342

Net increase (decrease) in net assets resulting from operations	118,733,541	(422,911)

Distributions to shareholders

Net investment income

Class A	(2,318,639)	—

Total distributions to shareholders	(2,318,639)	—

Increase (decrease) in net assets from capital stock activity	48,378,889	406,395,241

Total increase in net assets	164,793,791	405,972,330

Net assets at beginning of year	405,992,330	20,000

Net assets at end of year	$570,786,121	$405,992,330

Excess of distributions over net investment income	$(8,023)	$(5,088)

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Active Portfolios® Multi-Manager Small Cap Equity Fund

Statement of Changes in Net Assets (continued)

	Year ended August 31, 2013		Year ended August 31, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	18,174,886	207,600,076	42,801,363	430,642,561

Distributions reinvested	229,104	2,318,528	—	—

Redemptions	(13,881,945)	(161,539,715)	(2,496,364)	(24,247,320)

Net increase	4,522,045	48,378,889	40,304,999	406,395,241

Total net increase	4,522,045	48,378,889	40,304,999	406,395,241

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended August 31,
Class A	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.07	$10.00

Income from investment operations:

Net investment income (loss)	0.03	(0.01)

Net realized and unrealized gain	2.69	0.08	(b)

Total from investment operations	2.72	0.07

Less distributions to shareholders:

Net investment income	(0.06)	—

Total distributions to shareholders	(0.06)	—

Net asset value, end of period	$12.73	$10.07

Total return	27.11%	0.70%

Ratios to average net assets(c)

Total gross expenses	1.63%	1.77	%(d)

Total net expenses(e)	1.34%	1.34	%(d)

Net investment income (loss)	0.30%	(0.21	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$570,786	$405,992

Portfolio turnover	97%	26%

Notes to Financial Highlights

(a)	For the period from April 20, 2012 (commencement of operations) to August 31, 2012.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Active Portfolios Multi-Manager Small Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report

22	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2013

information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day

Annual Report 2013	23

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2013

portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.90% to 0.80% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2013 was 0.87% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Conestega Capital Advisors, LLC (Contestega), Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM) and EAM Investors, LLC, each of which subadvises a portion of the assets of the Fund. In addition, Real Estate Management Services Group provides advisory services with respect to REITs in DGHM’s sleeve of investments. Effective October 1, 2012, Contestega replaced RS Investment Management Co. LLC (RS Investments) as the subadviser of the portion of the Fund for which RS Investments was responsible for day-to-day investment decisions. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses also include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2013, the Fund’s effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.35%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares

24	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2013

and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.34% of Class A shares’ average daily net assets.

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, non-deductible expenses and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$854,708
Accumulated net realized gain	(854,708)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2013 ($)	Year Ended August 31, 2012 ($)
Ordinary income	2,318,639	—
Total	2,318,639	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

For the years ended August 31, 2012, there were no distributions.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,785,519
Undistributed accumulated long-term gain	$16,707,636
Unrealized appreciation	$84,776,997

At August 31, 2013, the cost of investments for federal income tax purposes was $485,816,102 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$94,958,243
Unrealized depreciation	(10,181,246)
Net unrealized appreciation	$84,776,997

For the year ended August 31, 2013, $6,663,530 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $505,007,854 and $457,828,109, respectively, for the year ended August 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is

Annual Report 2013	25

Active Portfolios® Multi-Manager Small Cap Equity Fund

Notes to Financial Statements (continued)

August 31, 2013

included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2013, one affiliated shareholder account owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 9. Significant Risks

Technology and Technology-related Investment Risk

The Fund invested a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

26	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Active Portfolios®

Multi-Manager Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Small Cap Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2013

Annual Report 2013	27

Active Portfolios® Multi-Manager Small Cap Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	42.86%
Dividends Received Deduction	41.54%
Capital Gain Dividend	$17,543,018

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None
John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013	29

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004- April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)
Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

30	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Trustees and Officers (continued)

Officers (continued)
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010
Stephen T. Welsh (Born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen (Born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011
Paul D. Pearson (Born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006- April 2010
Paul B. Goucher (Born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)
Michael E. DeFao (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013	31

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements

On June 14, 2013, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) and the Subadvisory Agreements (the “Subadvisory Agreements”) between the Investment Manager and Dalton, Greiner, Hartman, Maher & Co., LLC, EAM Investors, LLC and Conestoga Capital Advisors, LLC (the “Subadvisers”) with respect to Active Portfolios Multi-Manager Small Cap Equity Fund (the “Fund”), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement and the Subadvisory Agreements (collectively, the “Agreements”).

In connection with their deliberations regarding the continuation of the Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2013, April 24, 2013 and June 13, 2013, and at the Board meeting held on June 14, 2013. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2013, the Committee recommended that the Board approve the continuation of the Agreements. On June 14, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Agreements for the Fund included the following:

•

Information on the investment performance of the Fund from the date of its inception through December 31, 2012, including performance relative to a group of mutual funds determined to be comparable to the Fund by an independent third party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s advisory fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider);

•	The terms and conditions of the Agreements;

•

The terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager, including institutional separate accounts;

•

Information regarding the reputation, regulatory history and resources of the Investment Manager and the Subadvisers, including information regarding senior management, portfolio managers and other personnel;

32	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

•

Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance system by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager’s ability to coordinate the activities of the Fund’s other service providers. The Committee and the Board also noted that the Board had approved each Subadvisers’ code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors each code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken to select the Subadvisers, including the Investment Manager’s rationale for recommending approval of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new Subadvisory Agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadvisers selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund from its date of inception through December 31, 2012, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. Because the Fund did not have a complete year of performance from its date of inception, the Committee and the Board did not have information regarding the percentile ranking of the Fund’s performance relative to the returns of a group of comparable funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third party data provider, and a benchmark.

The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the

Annual Report 2013	33

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers supported the continuation of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund’s advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board noted that the Fund’s actual management fee and total/net expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund’s advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund supported the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2012 to profitability levels realized in 2011. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to the Subadvisers of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager and the Subadvisers of services to the Fund, to groups of related funds, and to the Investment Manager’s and the Subadvisers’ investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager and/or the Subadvisers in investment, trading and compliance resources. The Committee and the Board

34	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreements (continued)

noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreements. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a Subadvisory Agreements in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements.

Annual Report 2013	35

Active Portfolios® Multi-Manager Small Cap Equity Fund

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36	Annual Report 2013

Active Portfolios® Multi-Manager Small Cap Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	37

Active Portfolios® Multi-Manager Small Cap Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN102_08_C01_(10/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose reports to stockholders are included in this annual filing.  In addition, a fifteenth series merged away on March 15, 2013 and the fees incurred by that series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$313,900	$247,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal years 2013 and 2012 also include audit fees for the review and provision of consent in connection with filing Form N-1A for new funds and new share classes and Form N-14 for fund mergers.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$12,000	$3,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2013 includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended August 31, 2013 and August 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$82,700	$44,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2013 also includes Tax Fees for agreed-upon procedures for a fund merger and the review of a final tax return. Fiscal years 2013 and 2012 also include Tax Fees for the review of foreign tax filings.

During the fiscal years ended August 31, 2013 and August 31, 2012, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$251,500	$395,800

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor. Fiscal year 2013 also includes fees billed for the preparation of tax returns and the review and provision of consent in connection with filing Form N-14 for fund mergers.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$346,200	$443,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 28, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 28, 2013